UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:                     811-05186

Exact name of registrant as specified in charter:       American Skandia Trust

Address of principal executive offices:                 Gateway Center 3,
                                                        100 Mulberry Street,
                                                        Newark, New Jersey 07102

Name and address of agent for service:                  Jonathan D. Shain
                                                        Gateway Center 3,
                                                        100 Mulberry Street,
                                                        Newark, New Jersey 07102

Registrant's telephone number, including area code:     973-802-6469

Date of fiscal year end:                                12/31/2005

Date of reporting period:                               12/31/2005

Item 1 - Reports to Stockholders


                -----------------------------------------------

                                AMERICAN SKANDIA
                                      TRUST

                              Financial Statements
                           For the Annual Period Ended
                                December 31, 2005

                -----------------------------------------------

This report has been prepared to provide information to owners of American Skandia Life Assurance Corporation's annuities based on information provided by the underlying portfolios.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE AMERICAN SKANDIA TRUST ("TRUST") PORTFOLIOS AND THE APPLICABLE VARIABLE LIFE OR ANNUITY CONTRACT. THE PROSPECTUSES CONTAIN INFORMATION ON THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES AND SHOULD BE READ CAREFULLY.

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

                                       AMERICAN
                                       SKANDIA
[GRAPHIC OF LETTER BOX]                ------------------------------
                                       A PRUDENTIAL FINANCIAL COMPANY

MAKE LIFE EASIER WITH eDELIVERY
You can stop receiving printed reports and start reviewing them online by using eDelivery. To enroll, go to WWW.PRUDENTIAL.COM/eDELIVERY. For more details, see inside front cover.

--------------------------------------------------------------------------------

Please note that inside are five Prospectus Supplements of which two are dated December 2, 2005 the others December 5, 2005, December 19, 2005 and February 22, 2006. These are separate from and not a part of the annual report.

--------------------------------------------------------------------------------

   IFS-A114478
   Ed. 2/2006

A description of the Trust's proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 to obtain descriptions of the Trust's proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission ("the Commission") at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available on the website of the Commission at www.sec.gov and on the Trust's website at www.irrc.com/prudential.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission's website at www.sec.gov or by visiting the Commission's Public Reference Room. For more information on the Commission's Public Reference Room, please visit the Commission's website or call 1-800-SEC-0330. Form N-Q is also available on the Fund's website at www.americanskandia.prudential.com or by 888-778-2888.

The Fund's Statement of Additional Information contains information about the Fund's Trustees and is available without charge upon request by calling (800) 752-6342.

DISCOVER THE BENEFITS OF eDelivery
----------------------------------

o  Eliminate receiving printed reports.
o  View documents on-line as they become available.
o  Download and store e-reports on your PC.
o  Help the environment by using less paper.

To receive your semiannual/annual reports on-line, go to www.prudential.com/edelivery and enroll. Instead of receiving printed reports, you will receive notification via email when new materials are available for your review. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the internet address above.

                             American Skandia Trust

Supplement dated December 2, 2005 to the Proxy Statement and Prospectus dated August 11, 2005 for the Reorganization of AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO with and into AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO of the Trust

The text under the caption "FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION" is deleted and replaced with the following:

       The Transaction is intended to be tax free for U.S. federal income tax purposes to the Growth + Value Portfolio, the Managed Index 500 Portfolio and the Contract owners.

       It is a condition to each Portfolio's obligation to complete the Transaction that the Portfolios will have received an opinion from Shearman & Sterling LLP, special tax counsel to the Trust, based upon representations made by each Portfolio, and upon certain assumptions, substantially to the effect that the Transaction will not result in U.S. federal income tax to the Growth + Value Portfolio and the Managed Index 500 Portfolio. An opinion of counsel is not binding on the Internal Revenue Service (IRS) or the courts.

       Contract owners should consult the prospectuses of their Contracts on the federal tax consequences of owning the Contract. However, the Transaction will not be taxable, for U.S. federal income tax purposes, to Contract owners. Contract owners should consult their tax advisors as to state and local tax consequences, if any, of the Transaction, because this discussion only relates to the federal income tax consequences.

       In addition, it is expected that, as of January 1, 2006, the federal income tax status of the Managed Index 500 Portfolio will be changed from a regulated investment company under Subchapter M of the Code to a partnership (the "Conversion"). It is expected that the Conversion will not result in federal income tax liability to either the Managed Index 500 Portfolio or the Contract owners. For further information regarding the Conversion, see the Supplement dated September 26, 2005 to the American Skandia Trust (AST) Prospectus and Statement of Additional Information dated May 1, 2005.

ASTSUP5

                             American Skandia Trust

Supplement dated December 2, 2005 to the Proxy Statement and Prospectus dated August 11, 2005 for the Reorganization of AST ALGER ALL-CAP GROWTH PORTFOLIO with and into AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO of the Trust

The text under the caption "FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION" is deleted and replaced with the following:

       The Transaction is intended to be tax free for U.S. federal income tax purposes to the All-Cap Growth Portfolio, the Mid-Cap Growth Portfolio and the Contract owners.

       It is a condition to each Portfolio's obligation to complete the Transaction that the Portfolios will have received an opinion from Shearman & Sterling LLP, special tax counsel to the Trust, based upon representations made by each Portfolio, and upon certain assumptions, substantially to the effect that the Transaction will not result in U.S. federal income tax to the All-Cap Growth Portfolio and the Mid-Cap Growth Portfolio. An opinion of counsel is not binding on the Internal Revenue Service (IRS) or the courts.

       Contract owners should consult the prospectuses of their Contracts on the federal tax consequences of owning the Contract. However, the Transaction will not be taxable, for U.S. federal income tax purposes, to Contract owners. Contract owners should consult their tax advisors as to state and local tax consequences, if any, of the Transaction, because this discussion only relates to the federal income tax consequences.

       In addition, it is expected that, as of January 1, 2006, the federal income tax status of the Mid-Cap Growth Portfolio will be changed from a regulated investment company under Subchapter M of the Code to a partnership (the "Conversion"). It is expected that the Conversion will not result in federal income tax liability to either the Mid-Cap Growth Portfolio or the Contract owners. For further information regarding the Conversion, see the Supplement dated September 26, 2005 to the American Skandia Trust (AST) Prospectus and Statement of Additional Information dated May 1, 2005.

ASTSUP6

                             AMERICAN SKANDIA TRUST
                           AST MONEY MARKET PORTFOLIO

================================================================================

                        SUPPLEMENT DATED DECEMBER 5, 2005
                          PROSPECTUS DATED MAY 1, 2005

       Shareholders of the AST Money Market Portfolio of American Skandia Trust recently approved a proposal to replace the Portfolio's existing subadviser and to appoint Prudential Investment Management, Inc. (PIM) as the new subadviser for the Portfolio. Effective immediately, PIM is the subadviser for the Portfolio.

       To reflect the appointment of PIM as the Portfolio's new subadviser, the indicated sections of the Prospectus are hereby revised as set forth below:

       The section of the Prospectus entitled "Investment Objectives and
Policies: AST Money Market Portfolio: Principal Investment Policies and Risks" is amended by substituting the following for the existing discussions pertaining to Bank Obligations, Commercial Paper; Bonds, Asset-Backed Securities, and Synthetic Instruments:

       BANK OBLIGATIONS. The Portfolio may invest in high quality United States dollar denominated negotiable certificates of deposit, time deposits and bankers' acceptances of U.S. and foreign banks, savings and loan associations and savings banks meeting certain total asset minimums. The Portfolio may invest in bank notes, which are short-term obligations issued by or through a bank. These instruments depend on the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised. The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by commitments of the respective bank's member countries, however, there is no assurance that these commitments will be undertaken or met.

       COMMERCIAL PAPER; BONDS. The Portfolio may invest in high quality commercial paper and corporate bonds issued by United States issuers. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

       ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities backed by credit card receivables, automobile loans, manufactured housing loans, corporate receivables, and home equity loans in accordance with industry limits based upon the underlying collateral.

       SYNTHETIC INSTRUMENTS. As may be permitted by current laws and regulations, the Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The Sub-advisor will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

       The section of the Prospectus entitled "Investment Objectives and
Policies: AST Money Market Portfolio: Principal Investment Policies and Risks" is amended by adding the following new types of investments:

       DEMAND FEATURES. The Portfolio may purchase securities that include demand features, which allow the Portfolio to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer-term securities can be purchased because of the expectation that the Portfolio can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with Rule 2a-7 under the Investment Company Act of 1940.

       FLOATING RATE AND VARIABLE RATE SECURITIES. The Portfolio may purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

       FUNDING AGREEMENTS. The Portfolio may invest in funding agreements, which are contracts issued by insurance companies that guarantee a rate of return of principal, plus some amount of interest. Funding agreements purchased by the Portfolio will typically be short-term and will provide an adjustable rate of interest.

       The section of the Prospectus entitled "Management of the Trust:
Investment Managers" is hereby amended by deleting all references to Wells Capital Management, Inc., and substituting the following:

       PRUDENTIAL INVESTMENT MANAGEMENT, INC. ("PIM"), Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102, serves as Sub-advisor for the AST Money Market Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, PIM had approximately $338 billion in assets under management.

       The PIM Fixed Income Money Market Team, led by Joseph M. Tully, manages the Portfolio. The Team also includes portfolio managers Manolita Brasil, Robert Browne, and Douglas Spratley.

       Joseph M. Tully is Managing Director and Head of the Money Market Team. He has managed the Portfolio since 2005. Mr. Tully has 19 years of experience managing short-term fixed income investments, and 21 years of total investment experience. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency.

       Manolita Brasil is Vice President and portfolio manager on the Money Market Team, responsible for taxable money market funds. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PIM Fixed Income since 1988. Previously, she managed the money market support staff. Ms. Brasil joined Prudential Financial in 1979. She has managed the Portfolio since 2005 and has 17 years of investment experience.

       Robert T. Browne is Vice President and portfolio manager on the Money Market Team, responsible for taxable money markets portfolios. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989. He has managed the Portfolio since 2005 and has 11 years of total investment experience.

       Douglas Spratley, CFA is an Associate and portfolio manager on the Money Market Team, responsible for short-term portfolios and government repo trading. Previously, Mr. Spratley was an investment analyst for the Prudential Capital Group. He joined Prudential in 1992. Mr. Spratley has 9 years of investment experience.

ASTSUP4

                  This page has been intentionally left blank.

                             AMERICAN SKANDIA TRUST

     SUPPLEMENT DATED DECEMBER 19, 2005 TO THE PROSPECTUS DATED MAY 1, 2005

This supplement sets forth the changes to the American Skandia Trust ("AST" or the "Trust") Prospectus dated May 1, 2005. All of the Portfolios discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the AST Prospectus and should be retained for future reference.

THIS SUPPLEMENT SETS FORTH THE CHANGES TO THE PROSPECTUS WITH RESPECT TO THE AST GOLDMAN SACHS HIGH YIELD PORTFOLIO, AST LARGE-CAP VALUE PORTFOLIO, AND AST SMALL-CAP VALUE PORTFOLIO THAT WILL BE EFFECTIVE ON OR ABOUT MARCH 20, 2006.

A. EFFECTIVE ON OR ABOUT MARCH 20, 2006, PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO") WILL JOIN GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("GSAM") AS SUB-ADVISORS TO THE AST GOLDMAN SACHS HIGH YIELD PORTFOLIO AND THE PORTFOLIO WILL CHANGE ITS NAME TO AST HIGH YIELD PORTFOLIO.

The following disclosure supplements the disclosure in the sections of the prospectus titled "Risk/Return Summary-- Principal Investment Strategies" and "Investment Objectives and Policies" as each section relates to the AST High Yield Portfolio:

The assets of the Portfolio are independently managed by two Sub-advisors under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Sub-advisors. The allocations will be reviewed by the Investment Managers periodically, and the allocations may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Sub-advisor will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's net assets in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities, each Sub-advisor expects to utilize different investment strategies to achieve the Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each of the Sub-advisors is summarized below:

GSAM is responsible for managing 50% of the Portfolio's assets. The Fund seeks a high level of current income and may also consider the potential for capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in high-yield, fixed-income securities that, at the time of purchase, are non-investment grade securities.

PIMCO is responsible for managing 50% of the Portfolio's assets. PIMCO's investment strategy is to seeks maximum total return, consistent with preservation of capital and prudent investment management

The following replaces the first full sentence on page 104 relating to Goldman Sachs and the first full sentence on page 112 relating to PIMCO in the section of the prospectus titled "Management of the Trust--Sub-advisors:"

GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("GSAM"), is located at 32 Old Slip, New York, New York 10005. GSAM registered as an investment advisor in 1990. GSAM serves as investment Sub-advisor for the AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO, the AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO, the AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO, and the AST HIGH YIELD PORTFOLIO (formerly, the AST Goldman Sachs High Yield Portfolio).

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO") serves as Sub-advisor for the AST PIMCO TOTAL RETURN BOND PORTFOLIO, the AST PIMCO LIMITED MATURITY BOND PORTFOLIO and the AST HIGH YIELD PORTFOLIO.

The following disclosure is added as the last paragraph to the discussion on page 112 relating to PIMCO in the section of the prospectus titled "Management of the Trust--Sub-advisors:"

   AST HIGH YIELD PORTFOLIO:

RAYMOND G. KENNEDY, CFA. Mr. Kennedy is a Managing Director, portfolio manager and senior member of PIMCO's investment strategy group. He manages High Yield funds and oversees bank loan trading and collateralized debt obligations. Mr. Kennedy joined PIMCO in 1996, previously having been associated with the Prudential Insurance Company of America as a private placement asset

ASTSUP7
manager, where he was responsible for investing and managing a portfolio of investment grade and high yield privately placed fixed income securities. Prior to that, he was a consultant for Andersen Consulting (now Accenture) in Los Angeles and London. He has eighteen years of investment management experience and holds a bachelor's degree from Stanford University and an MBA from the Anderson Graduate School of Management at the University of California, Los Angeles. Mr. Kennedy is also a member of LSTA.

B. EFFECTIVE ON OR ABOUT MARCH 20, 2006, DREMAN VALUE MANAGEMENT LLC ("DREMAN") WILL JOIN HOTCHKIS & WILEY CAPITAL MANAGEMENT, LLC ("HOTCHKIS & WILEY") AND J.P. MORGAN INVESTMENT MANAGEMENT, INC. ("J.P. MORGAN") AS SUB-ADVISORS TO THE AST LARGE-CAP VALUE PORTFOLIO (FORMERLY, AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO).

The second paragraph of the disclosure in the sections of the prospectus titled "Risk/Return Summary-- Principal Investment Strategies" and "Investment Objectives and Policies" are each revised to change the number of subadvisors for the AST Large-Cap Value Portfolio from two to three.

The disclosure relating to the allocations of the AST Large-Cap Value's portfolio assets to Hotchkis & Wiley and J.P. Morgan in the sections of the prospectus entitled "Risk/Return Summary-- Principal Investment Strategies" and "Investment Objectives and Policies" are each revised as follows:

HOTCHKIS & WILEY initially will be responsible for managing approximately 20% of the Portfolio's assets.

J.P. MORGAN initially will be responsible for managing approximately 50% of the Portfolio's assets.

The following disclosure is inserted after the discussion of J.P. Morgan in the sections of the prospectus titled "Risk/Return Summary-- Principal Investment Strategies" and "Investment Objectives and Policies" as each section relates to the AST Large-Cap Value Portfolio:

DREMAN initially will be responsible for managing approximately 30% of the Portfolio's assets. Dreman's investment strategy is to investment objective is to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low P/E contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a Contrarian/Value investment approach

Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average P/E, price-to-book, price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns. Moreover, David Dreman has been the sole portfolio manager of a mutual fund that has outperformed the S&P 500 from its inception in March 1998 through the end of 2001 using the same disciplined value strategies.

The Contrarian/Value strategy employed by Dreman has been developed and refined over a 25-year period of active investment management. The investment process starts with a quantitative screening process that identifies both undervalued and overvalued stocks. It is not difficult to construct such lists of over and under valued stocks from figures readily available in major newspapers, magazines and on-line databases. However, mere "cheapness" or "expensiveness" seldom achieves results that are consistently superior and obtained without needless risks. The quantitative screening outlined below reflects the process for identifying a universe of stock to purchase.

The Dreman's primary screening criteria will be to screen for low P/E stocks because of its belief in their superior performance characteristics. After low P/E, Dreman will then consider the price-to-book value and price-to-cash flow relationship. Dreman intends to concentrate its investments in companies whose market prices are low in relation to P/E, book value and cash flow in order to buy solid assets and value, rather than paying a high price for a concept or fad. Another characteristic that Dreman will seek to identify in the securities it invests in is relatively low or sharply declining institutional ownership. Dreman believes that this factor indicates that such stocks are falling out of favor with Wall Street's point of view and are becoming cheap.

Dreman believes its approach is conservative in nature and, accordingly, it will stress companies that possess strong financial positions. It intends to closely analyze debt-to-capital ratios to see if there is a manageable amount of debt on a company's balance sheet, with a goal of identifying companies with no more than 50% to 60% of its total capital composed of debt. Dreman intends to spend considerable time looking at cash and current ratios, with a goal of determining whether potential investments have strong

ASTSUP7                               2
staying power, and can self-finance themselves should the need arise. Dreman intends to invest in strong companies and not speculate on weak stocks or potential bankruptcies, unless there are special circumstances.

The last major characteristic Dreman will seek is an above-average dividend yield. Dreman believes that high yield is a crucial indicator of investment success. An affiliate of Dreman has performed studies which demonstrates that stocks with the lowest 20 percent of P/E's usually yield more than twice as much as companies with the highest 20 percent. Furthermore, Dreman believes that the dividend growth rate of low P/E stocks tends to be much greater than average. In Dreman's model portfolio, the importance of dividends becomes a critical factor in total return in down-market periods. It is Dreman's experience that an above-average dividend yield gives a portfolio a strong defensive characteristic. Furthermore, Dreman has concluded that dividends not only provide most of any return in such periods, but the above-average dividend yield also provides strong protection in down markets. Dreman targets a portfolio yield of at least one-half of 1% above the S&P 500, that will increase steadily over time. An above-average dividend yield also can provide investors with a very strong hedge against future inflation. Some equity managers tend to downplay the importance of dividends and buy portfolios yielding less than the market. However, it is Dreman's contention that approximately half of longer-term stock returns historically have been provided by dividends. In a volatile market environment, such as the current one, dividend yield can lower the portfolio's volatility.

After having refined the portfolio candidate universe to a manageable group of promising stocks, Dreman will then apply rigorous bottom-up fundamental analysis. All of its research will be done in-house and final decisions will be made by David Dreman, Dreman's Chief Investment Officer.

Dreman believes that there is a large universe of low P/E, price-to-cash flow and price-to-book value companies trading in the marketplace. Many low P/E companies deserve to be selling where they are, as they have serious competitive problems, are in declining industries, or are simply mismanaged. Dreman will try to avoid problematical low P/E stocks and concentrate on those stocks that have shown above-average earnings growth on both a five and ten-year basis. Dreman's experience is that it has been more successful by owning profitable companies, rather than trying to discover turnarounds. The problem with turnarounds is that the investor has to be right on two calls: first, one must be able to pick the survivors; second, one must be right on the timing of purchases or else the investment may be unrewarding for a very long period. Dreman believes that it is essential to apply careful and sophisticated analytical techniques to each stock in the low P/E universe to identify those with fundamental strength, and though the screening process helps in the analysis there is no substitute for careful fundamental analysis. Dreman intends to cull stocks from its portfolio when companies have financial problems, structural deficiencies, management issues, lack of financial transparency, etc.

The following amends the discussion pertaining to the AST Large-Cap Growth Portfolio in the section of the prospectus titled "Management of the Trust--Sub-advisors:"

DREMAN VALUE MANAGEMENT LLC, ("Dreman") serves as Sub-advisor to the AST LARGE-CAP VALUE PORTFOLIO and the AST SMALL-CAP VALUE PORTFOLIO. Dreman is located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311.

David N. Dreman. Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.

       o  Began investment career in 1957.
       o  Founder, Dreman Value Management, L.L.C.
       o  Mr. Dreman will serve as the lead portfolio manager
       o Mr. Dreman is the founder, and Chairman of Dreman Value Management, L.L.C. and also the firm's Chief Investment Officer. Dreman Value Management, L.L.C., with 11 billion under management, focuses on the assets of mutual funds, pension, foundation and endowment funds, as well as high net-worth individuals. The Scudder-Dreman High Return Equity Fund, managed by Mr. Dreman, has been ranked as number one in the Equity-Income group by Lipper Analytical Services since the fund's inception in March 18, 1988.Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

Nelson Woodard. Co-Lead Portfolio ManagerBegan investment career in 1985

       o  PhD, University of Virginia
       o  Mr. Woodard will serve as the co-lead portfolio manager

ASTSUP7                                3

       o Nelson P. Woodard received his BA in Mathematics and Economics and MA in Economics as well as his Ph.D. in Econometrics and Public Finance at the University of Virginia. Mr. Woodard is a Managing Director and Senior Portfolio Manager with Dreman Value Management LLC and currently serves as the co-lead portfolio manager for the Scudder-Dreman Small Cap Value Fund. From July 2000 through November 2001 he was Vice President of Asset Allocation and Quantitative Analysis at Prudential Investments. From January 1997 to July of 2000, he was a Managing Director of Dreman Value Management. Prior to joining Dreman, he was a Director of the Quantitative Finance program at the College of Business at James Madison University from 1993 to 1996 and an Instructor at the Anderson School of Management at the University of New Mexico from 1989 to 1992. Previously, Mr. Woodard had been the Director of Research at Investment Strategy Management in Charlottesville, Virginia. From 1985-1995 he served as a consultant for Dreman Value Advisors, Inc. and as a Research Fellow for the Dreman Foundation.

C. EFFECTIVE ON OR ABOUT MARCH 20, 2006, DREMAN WILL JOIN J.P. MORGAN, LEE MUNDER INVESTMENTS, LTD. ("LEE MUNDER"), INTEGRITY ASSET MANAGEMENT ("INTEGRITY) AND SALOMON BROTHERS ASSET MANAGEMENT INC. ("SaBAM") AS SUB-ADVISORS TO THE AST SMALL-CAP VALUE PORTFOLIO.

The second paragraph of the disclosure in the section of the prospectus titled "Risk/Return Summary--Principal Investment Strategies" and the second paragraph of the disclosure of the prospectus titled "Investment Objectives and Policies" are each revised to change the number of sub-advisors for the AST Small-Cap Value Portfolio from four to five.

The disclosure relating to the allocations of the AST Small-Cap Value's portfolio assets to J.P. Morgan, Lee Munder, Integrity and SaBAM in the sections of the prospectus entitled "Risk/Return Summary--Principal Investment Strategies" and "Investment Objectives and Policies" are each revised as follows:

J.P. MORGAN is responsible for managing approximately 40% of the Portfolio's assets.

LEE MUNDER is responsible for managing approximately 14% of the Portfolio's assets.

INTEGRITY is responsible for managing approximately 12% of the Portfolio's assets.

SaBAM is responsible for managing approximately 15% of the Portfolio's assets.

The following disclosure is inserted after the discussion of SaBAM in the sections of the prospectus titled "Risk/Return Summary--Principal Investment Strategies" and "Investment Objectives and Policies" as each section relates to the AST Small-Cap Value Portfolio:

DREMAN is responsible for managing approximately 19% of the Portfolio's assets. Dreman's investment strategy is to investment objective is to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low P/E contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a Contrarian/Value investment approach

Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average P/E, price-to-book, price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns. Moreover, David Dreman has been the sole portfolio manager of a mutual fund that has outperformed the S&P 500 from its inception in March 1998 through the end of 2001 using the same disciplined value strategies.

The Contrarian/Value strategy employed by Dreman has been developed and refined over a 25-year period of active investment management. The investment process starts with a quantitative screening process that identifies both undervalued and overvalued stocks. It is not difficult to construct such lists of over and under valued stocks from figures readily available in major newspapers, magazines and on-line databases. However, mere "cheapness" or "expensiveness" seldom achieves results that are consistently superior and obtained without needless risks. The quantitative screening outlined below reflects the process for identifying a universe of stock to purchase.

ASTSUP7                                4

The Dreman's primary screening criteria will be to screen for low P/E stocks because of its belief in their superior performance characteristics. After low P/E, Dreman will then consider the price-to-book value and price-to-cash flow relationship. Dreman intends to concentrate its investments in companies whose market prices are low in relation to P/E, book value and cash flow in order to buy solid assets and value, rather than paying a high price for a concept or fad. Another characteristic that Dreman will seek to identify in the securities it invests in is relatively low or sharply declining institutional ownership. Dreman believes that this factor indicates that such stocks are falling out of favor with Wall Street's point of view and are becoming cheap.

Dreman believes its approach is conservative in nature and, accordingly, it will stress companies that possess strong financial positions. It intends to closely analyze debt-to-capital ratios to see if there is a manageable amount of debt on a company's balance sheet, with a goal of identifying companies with no more than 50% to 60% of its total capital composed of debt. Dreman intends to spend considerable time looking at cash and current ratios, with a goal of determining whether potential investments have strong staying power, and can self-finance themselves should the need arise. Dreman intends to invest in strong companies and not speculate on weak stocks or potential bankruptcies, unless there are special circumstances.

The last major characteristic Dreman will seek is an above-average dividend yield. Dreman believes that high yield is a crucial indicator of investment success. An affiliate of Dreman has performed studies which demonstrates that stocks with the lowest 20 percent of P/E's usually yield more than twice as much as companies with the highest 20 percent. Furthermore, Dreman believes that the dividend growth rate of low P/E stocks tends to be much greater than average. In Dreman's model portfolio, the importance of dividends becomes a critical factor in total return in down-market periods. It is Dreman's experience that an above-average dividend yield gives a portfolio a strong defensive characteristic. Furthermore, Dreman has concluded that dividends not only provide most of any return in such periods, but the above-average dividend yield also provides strong protection in down markets. Dreman targets a portfolio yield of at least one-half of 1% above the S&P 500, that will increase steadily over time. An above-average dividend yield also can provide investors with a very strong hedge against future inflation. Some equity managers tend to downplay the importance of dividends and buy portfolios yielding less than the market. However, it is Dreman's contention that approximately half of longer-term stock returns historically have been provided by dividends. In a volatile market environment, such as the current one, dividend yield can lower the portfolio's volatility.

After having refined the portfolio candidate universe to a manageable group of promising stocks, Dreman will then apply rigorous bottom-up fundamental analysis. All of its research will be done in-house and final decisions will be made by David Dreman, Dreman's Chief Investment Officer.

Dreman believes that there is a large universe of low P/E, price-to-cash flow and price-to-book value companies trading in the marketplace. Many low P/E companies deserve to be selling where they are, as they have serious competitive problems, are in declining industries, or are simply mismanaged. Dreman will try to avoid problematical low P/E stocks and concentrate on those stocks that have shown above-average earnings growth on both a five and ten-year basis. Dreman's experience is that it has been more successful by owning profitable companies, rather than trying to discover turnarounds. The problem with turnarounds is that the investor has to be right on two calls: first, one must be able to pick the survivors; second, one must be right on the timing of purchases or else the investment may be unrewarding for a very long period. Dreman believes that it is essential to apply careful and sophisticated analytical techniques to each stock in the low P/E universe to identify those with fundamental strength, and though the screening process helps in the analysis there is no substitute for careful fundamental analysis. Dreman intends to cull stocks from its portfolio when companies have financial problems, structural deficiencies, management issues, lack of financial transparency, etc.

     The following amends the discussion pertaining to the AST Small-Cap Value Portfolio in the section of the prospectus titled "Management of the Trust--Sub-advisors:"

DREMAN VALUE MANAGEMENT LLC, ("Dreman") serves as Sub-advisor to the AST LARGE-CAP VALUE PORTFOLIO and the AST SMALL-CAP VALUE PORTFOLIO. Dreman is located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311.

David N. Dreman. Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.

       o  Began investment career in 1957.
       o  Founder, Dreman Value Management, L.L.C.
       o  Mr. Dreman will serve as the lead portfolio manager
       o Mr. Dreman is the founder, and Chairman of Dreman Value Management, L.L.C. and also the firm's Chief Investment Officer. Dreman Value Management, L.L.C., with 11 billion under management, focuses on the assets of mutual funds,

ASTSUP7                               5
          pension, foundation and endowment funds, as well as high net-worth individuals. The Scudder-Dreman High Return Equity Fund, managed by Mr. Dreman, has been ranked as number one in the Equity-Income group by Lipper Analytical Services since the fund's inception in March 18, 1988.Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

Nelson Woodard. Co-Lead Portfolio ManagerBegan investment career in 1985

       o  PhD, University of Virginia
       o  Mr. Woodard will serve as the co-lead portfolio manager
       o Nelson P. Woodard received his BA in Mathematics and Economics and MA in Economics as well as his Ph.D. in Econometrics and Public Finance at the University of Virginia. Mr. Woodard is a Managing Director and Senior Portfolio Manager with Dreman Value Management LLC and currently serves as the co-lead portfolio manager for the Scudder-Dreman Small Cap Value Fund. From July 2000 through November 2001 he was Vice President of Asset Allocation and Quantitative Analysis at Prudential Investments. From January 1997 to July of 2000, he was a Managing Director of Dreman Value Management. Prior to joining Dreman, he was a Director of the Quantitative Finance program at the College of Business at James Madison University from 1993 to 1996 and an Instructor at the Anderson School of Management at the University of New Mexico from 1989 to 1992. Previously, Mr. Woodard had been the Director of Research at Investment Strategy Management in Charlottesville, Virginia. From 1985-1995 he served as a consultant for Dreman Value Advisors, Inc. and as a Research Fellow for the Dreman Foundation.

ASTSUP7                               6

                             AMERICAN SKANDIA TRUST

                    SUPPLEMENT DATED FEBRUARY 22, 2006 TO THE
      PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2005

This supplement sets forth changes to the American Skandia Trust ("AST") Prospectus and Statement of Additional Information ("SAI") dated May 1, 2005. All of the Portfolios discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the AST Prospectus and SAI and should be retained for future reference.

AST SMALL-CAP VALUE PORTFOLIO

The Subadvisory Agreement dated as of November 1, 2004 by and between Prudential Investments LLC and American Skandia Investment Services, Inc. and Integrity Asset Management ("Integrity") with respect to the above-referenced Portfolio of AST will be terminated as of the close of business on March 17, 2006. All references to Integrity as a Sub-advisor to the Portfolio are deleted as of the close of business on March 17, 2006. J.P. Morgan Investment Management, Inc., Lee Munder Investments, Ltd, and Salomon Brothers Asset Management Inc. will continue as Sub-advisors to the Portfolio. In addition, Dreman Value Management, LLC will become a Sub-advisor to the Portfolio on March 20, 2006.

ASTSUP9

                  This page has been intentionally left blank.

                        GLOSSARY OF BENCHMARK DEFINITIONS
                        ---------------------------------

BALANCED BLENDED INDEX (AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO) -- The Balanced Blended Index is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Aggregate Bond Index at 40%. The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

BALANCED BLENDED INDEX (AST T.ROWE PRICE ASSET ALLOCATION PORTFOLIO) -- The Balanced Blended Index is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Government/Credit Index at 40%. Lehman Brothers Government/Credit Index is a composite made up of the Lehman Brothers Government and Credit bond indices that includes U.S. government Treasury and agency securities as well as high-grade corporate bonds.

BLENDED INDEX -- The Blended Index is calculated by weighting the Russell 3000 Index at 50%, the Lehman Brothers Aggregate Bond Index at 40% and the MSCI EAFE Index at 10%. The Russell 3000 Index is an unmanaged capitalization-weighted index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

DOW JONES WILSHIRE REIT INDEX -- The Dow Jones Wilshire REIT Index is a subset of the Dow Jones Wilshire Real Estate Securities Index and includes only REITs.To be included in the Dow Jones Wilshire REIT Index, a company must be an equity owner and operator of commercial (or residential) real estate and must generate at least 75% of its revenue from such assets. It also must meet minimum requirements for market capitalization and liquidity.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- The Lehman Brothers Aggregate Bond Index is an unmanaged capitalization-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

LEHMAN BROTHERS GLOBAL AGGREGATE BOND INDEX -- The Lehman Brothers Global Aggregate Bond Index is an unmanaged measure of the global investment grade bond markets and is composed of the U.S. Aggregate Index, Pan European Aggregate Index, Asian-Pacific Aggregate Index and treasury obligations of Australia, Canada and New Zealand.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index comprised of more than 5,000 government and corporate bonds.

LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX -- The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, non-investment-grade debt securities with at least one year remaining to maturity. It gives a broad look at how high yield ("junk") bonds have performed.

LIPPER VARIABLE INSURANCE PRODUCTS (VIP) MONEY MARKET FUNDS AVERAGE is calculated by Lipper Analytical Services, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

ML 1-3 YEAR INDEX -- The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of treasury issues with maturities ranging from 1-2.99 years.

ML U.S. HIGH YIELD MASTER II INDEX -- The Merrill Lynch U.S. High Yield Master II Index is an unmanaged index of publicly traded non-convertible U.S. bonds rated below investment grade.

MSCI EAFE INDEX -- The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets.

MSCI WORLD INDEX -- The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States.

NAREIT EQUITY INDEX -- The NAREIT Equity REIT Index is an unmanaged capitalization-weighted index comprised of all tax-qualified Real Estate Investment Trusts listed on the New York Stock Exchange, American Stock Exchange and Nasdaq National Market System.

RUSSELL 1000 GROWTH INDEX is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000 VALUE INDEX is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000 INDEX -- The Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

RUSSELL 2000 GROWTH INDEX is a market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 VALUE INDEX - comprises securities in the Russell 2000 Index with a less-than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios.

RUSSELL 3000 VALUE INDEX - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indices.

RUSSELL MID-CAP GROWTH INDEX is a market cap-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL MID-CAP VALUE TOTAL RETURN INDEX - The Russell Mid-Cap Value Index measures the performance of those Russell Mid-Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 INDEX -- The Standard & Poor's 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and over-the counter market.

S&P MIDCAP 400 INDEX is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market.

All index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

                  This page has been intentionally left blank.

                                TABLE OF CONTENTS

                             AMERICAN SKANDIA TRUST

o     LETTER TO CONTRACT HOLDERS

o     MANAGEMENT REVIEW

o     PORTFOLIO COMPOSITION

o     FEES AND EXPENSES TABLE

o     FINANCIAL REPORT
      A1 Financial Statements
      B1 Schedule of Investments
      C1 Notes to Financial Statements
      D1 Financial Highlights
      E1 Report of Independent Registered Accounting Firm
      F1 Tax Information
      G1 Management of the America Skandia Trust

o     APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

                  This page has been intentionally left blank.

                                                  AMERICAN
                                                  SKANDIA
                                                  ------------------------------
January 31, 2006                                  A Prudential Financial Company

Dear Contract Holder:

We hope that you find the annual report for the American Skandia Trust informative and useful. Your success is important to us.

As a new year unfolds, we believe it is wise to take advantage of developing investment opportunities through a diversified portfolio. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it helps better position your investments as asset classes rotate in and out of favor.

Your investment professional can help you create a diversified investment plan that considers your reasons for investing, personal investment horizon and risk tolerance. A carefully chosen and broad mix of assets--reviewed periodically over time--can help you stay focused on meeting your long-term objectives.

At Prudential, we are committed to helping you grow and protect your wealth by providing financial solutions that meet your needs--today and in the future. We thank you for your confidence in our products.

Sincerely,

/s/ David R. Odenath

David R. Odenath, Jr.
President,
American Skandia Trust

                  This page has been intentionally left blank.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO DECEMBER 31, 2005 Subadvised by: JP Morgan Investment Management Inc.
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                     1-YEAR    5-YEAR    10-YEAR
AST JPMorgan International Equity Portfolio           11.01%    1.36%     7.22%

MSCI EAFE Index                                       13.54     4.55      5.84

Portfolio inception: 5/17/1989.

                         $10,000 INVESTED OVER 10 YEARS

       [CHART OF AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO]

                                        AST
                                     JPMorgan             MSCI
                                   International          EAFE
                                 Equity Portfolio         Index
10/31/1999                           $10,000             $10,000
12/31/1999                            11,040              11,111
 6/30/2000                            11,128              10,827
12/31/2000                            10,248               9,647
 6/30/2001                             9,517               8,629
12/31/2001                             9,226               8,024
 6/30/2002                             8,887               7,316
12/31/2002                             8,095               6,428
 6/30/2003                             8,766               7,143
12/31/2003                            10,292               8,556
 6/30/2004                            10,907               8,857
12/31/2004                            12,185               9,816
 6/30/2005                            11,856               9,747
12/31/2005                            13,107              10,747

                          [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.
--------------------------------------------------------------------------------

For the year ended December 31, 2005, the JPMorgan International Equity Portfolio had a total return that was below its benchmark index and the average return of its peer group.

The Portfolio underperformed the MSCI EAFE Index primarily because of poor stock selections in the consumer discretionary and telecommunications sectors. Kingfisher had the largest negative impact of the consumer discretionary holdings, but a position in Mediaset also was a significant detractor. In telecommunications, Vodafone Group was the largest detractor.

The Portfolio's holdings in the sector outperformed the benchmark's energy sector, and its overweight in this very strong-performing sector also added to the Portfolio's performance. Positions in ENI and Total made significant advances. Stock selection in the technology sector also added value. Although the asset manager selects securities on the basis of company fundamentals, the Portfolio's country emphases affect its performance. Emerging-markets exposure added to the Portfolio's return, particularly positions in Samsung Electronics in Korea and Companhia Vale do Rio Doce in Brazil. Stock selection was weak in the United Kingdom and Germany.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------

For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST WILLIAM BLAIR INTERNATIONAL             DECEMBER 31, 2005
   GROWTH PORTFOLIO
Subadvised by: William Blair & Company, LLC
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                                               SINCE
                                                     1-YEAR       5-YEAR     INCEPTION
AST William Blair International Growth Portfolio      16.56%       1.51%       8.29%

MSCI EAFE Index                                       13.54        4.55        5.81

Portfolio inception: 1/2/1997.

          $10,000 INVESTED SINCE INCEPTION

[CHART OF AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO]

                AST William Blair
                 International          MISCI
                    Growth               EAFE
                   Portfolio            Index
12/31/1996          $10,000            $10,000
 6/30/1997           11,620             11,121
12/31/1997           11,870             10,178
 6/30/1998           14,618             11,799
12/31/1998           13,795             12,213
 6/30/1999           15,181             12,698
12/31/1999           25,201             15,506
 6/30/2000           24,405             14,876
12/31/2000           18,996             13,309
 6/30/2001           16,033             11,365
12/31/2001           14,523             10,455
 6/30/2002           12,938             10,286
12/31/2002           10,796              8,789
 6/30/2003           12,069              9,621
12/31/2003           15,123             12,180
 6/30/2004           15,474             12,736
12/31/2004           17,566             14,646
 6/30/2005           17,414             14,475
12/31/2005           20,474             16,629

                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the William Blair International Growth Portfolio had a total return that was above its benchmark index and slightly above the average return of its peer group.

The Portfolio's outperformance of its benchmark was due to generally strong stock selection. Selection was particularly good in the energy, financials, and telecommunication services sectors. Several of the Portfolio's 10 largest holdings added significantly to its return, including BG Group, Mitsubishi UFJ Financial Group, Orix, and Roche Holdings. However, its exposure to SAP detracted. Performance relative to the benchmark also benefited from investments in emerging markets, which are not included in the MSCI EAFE Index, and which benefited from a global surge in commodity prices. Holdings in Brazil, Mexico, South Korea, and Taiwan particularly added value. Technology firms in South Korea and Taiwan had a strong year.

The Portfolio's overall country and sector composition detracted from its performance. It was underrepresented in Japan, which benefited from a recovering housing market and expectations of meaningful economic reform. Although three of the Portfolio's 10 largest holdings were in Japan and stock selection within the country was good, the Portfolio would have benefited from a larger commitment. Being overweight in technology and underweight in materials also hurt performance, although this was partially offset by being overweight in telecommunication services and by a technology recovery in the fourth quarter.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------

For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST LSV INTERNATIONAL VALUE PORTFOLIO       DECEMBER 31, 2005
Subadvised by: LSV Asset Management
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                1-YEAR     5-YEAR       10-YEAR
AST LSV International Value Portfolio           13.71%      0.72%        5.77%

MSCI EAFE Index                                 13.54       4.55         5.84

Portfolio inception: 5/1/1995.

                $10,000 INVESTED OVER 10 YEARS

    [CHART OF AST LSV INTERNATIONAL VALUE PORTFOLIO]

                    AST LSV International
                       Value Portfolio            MSCI EAFE Index
12/31/1995                $10,000                     $10,000
 6/30/1996                 11,466                      10,452
12/31/1996                 11,291                      10,605
 6/30/1997                 12,098                      11,793
12/31/1997                 11,521                      10,793
 6/30/1998                 14,092                      12,512
12/31/1998                 12,779                      12,952
 6/30/1999                 13,820                      13,465
12/31/1999                 24,243                      16,444
 6/30/2000                 21,860                      15,776
12/31/2000                 16,902                      14,114
 6/30/2001                 13,057                      12,052
12/31/2001                 11,457                      11,088
 6/30/2002                 11,185                      10,908
12/31/2002                  9,506                       9,320
 6/30/2003                 10,309                      10,203
12/31/2003                 12,730                      12,917
 6/30/2004                 13,277                      13,506
12/31/2004                 15,407                      15,532
 6/30/2005                 15,412                      15,350
12/31/2005                 17,519                      17,634

                        [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the LSV International Value Portfolio had a total return that was in line with its benchmark index and below the average return of its peer group.

International value stocks generally performed quite well in 2005. The Portfolio benefited somewhat from an emphasis on the stocks of smaller companies because the market favored small caps over the reporting period. This had a particular impact on the Portfolio's holdings in Germany and Japan. Its holdings in the commodity-sensitive sectors contributed most to its performance because that segment of the market was among the best performing. The Portfolio's holdings in the industrials sector also improved its performance slightly.

The Portfolio's best stock selection was within the Nordic region where it benefited from the performance of commodity-sensitive stocks within that region. An exposure to Continental Europe also helped, driven by returns from the Portfolio's exposure to Germany, Spain, and Austria.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------

For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST MFS GLOBAL EQUITY PORTFOLIO             DECEMBER 31, 2005
Subadvised by: MFS Investment Management
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

<CAPTON>
                                                                       SINCE
                                               1-YEAR     5-YEAR     INCEPTION
AST MFS Global Equity Portfolio                 7.57%      5.05%       4.46%

MSCI World Index                                9.49       2.18        1.17

EAFE Index                                     13.54       4.55        3.13

Portfolio inception: 10/18/1999.

                     $10,000 INVESTED SINCE INCEPTION

            [CHART OF AST MFS GLOBAL EQUITY PORTFOLIO]

                           AST MFS Global
                          Equity Portfolio             MSCI World Index
10/31/1999                     $10,000                      $10,000
12/31/1999                      11,040                       11,111
 6/30/2000                      11,128                       10,827
12/31/2000                      10,248                        9,647
 6/30/2001                       9,517                        8,629
12/31/2001                       9,226                        8,024
 6/30/2002                       8,887                        7,316
12/31/2002                       8,095                        6,428
 6/30/2003                       8,766                        7,143
12/31/2003                      10,292                        8,556
 6/30/2004                      10,907                        8,857
12/31/2004                      12,185                        9,816
 6/30/2005                      11,856                        9,747
12/31/2005                      13,107                       10,747

                              [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the MFS Global Equity Portfolio had a total return that was below its benchmark indexes and below the average return of its peer group.

The Portfolio's underperformance of the MSCI World Index benchmark was due primarily to its sector composition. MFS selects individual stocks, not sectors or countries, but its selections in 2005 were unfavorably distributed among sectors. Compared with the benchmark, it was underweighted in the energy, financials, and consumer discretionary sectors and overweight in consumer staples. Returns in the energy sector were particularly high this year.

Although they couldn't outweigh the impact of its sector weightings, the Portfolio's country weightings and stock selection (once the impact of sector is removed) improved its relative performance somewhat. It was overweight in the international markets, which were far stronger than U.S. stocks in 2005. Its slight exposure to South Korea, which is not a developed-market country, also helped. MFS' stock selections outperform the respective sector averages in the industrials, consumer staples, energy, and telecommunications services sectors, but underperform in the consumer discretionary, financials, and technology sectors. Overall, they added marginally to relative performance.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------

For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST SMALL-CAP GROWTH PORTFOLIO              DECEMBER 31, 2005
Subadvised by: Eagle Asset Management; Neuberger Berman Management Inc.
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                 1-YEAR      5-YEAR      10-YEAR
AST Small-Cap Growth Portfolio                    1.49%      -3.39%       3.35%

S&P 500 Index                                     4.91        0.54        9.07

Russell 2000(R) Index                             4.55        8.22        9.26

Russell 2000(R) Growth Index                      4.15        2.28        4.69

Portfolio inception: 1/3/1994.

                  $10,000 INVESTED OVER 10 YEARS

             [CHART OF AST SMALL-CAP GROWTH PORTFOLIO]

                          AST Small-Cap
                        Growth Portfolio               S&P 500 Index
12/31/1995                  $10,000                       $10,000
 6/30/1996                   11,633                        11,009
12/31/1996                   12,005                        12,295
 6/30/1997                   11,869                        14,827
12/31/1997                   12,726                        16,395
 6/30/1998                   13,208                        19,300
12/31/1998                   13,171                        21,084
 6/30/1999                   16,873                        23,691
12/31/1999                   31,869                        25,518
 6/30/2000                   26,117                        25,409
12/31/2000                   16,522                        23,196
 6/30/2001                   15,949                        21,643
12/31/2001                   15,453                        20,441
 6/30/2002                   12,434                        17,753
12/31/2002                   10,136                        15,925
 6/30/2003                   11,947                        17,796
12/31/2003                   14,722                        20,490
 6/30/2004                   13,875                        21,195
12/31/2004                   13,700                        22,718
 6/30/2005                   13,252                        22,535
12/31/2005                   13,904                        23,833

                           [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the Small-Cap Growth Portfolio had a total return that was below its benchmark indexes and substantially below the average return of its peer group. BlackRock (formerly State Street Research) managed the Portfolio through April 30, 2005; management was shared by Neuberger Berman and Eagle Asset Management for the rest of the year.

Weak stock selection by BlackRock early in the year and Eagle Asset Management later in the year was the primary reason the Portfolio underperformed its benchmark. Eagle had difficulty in the consumer cyclicals, consumer services, and financials sectors, but performed better than the benchmark in the technology sector.

The healthcare sector performed relatively well in 2005. During the period of BlackRock's stewardship, the Portfolio benefited from an overweight in the sector compared with the benchmark, but both of the new asset managers had underweightings in healthcare that detracted from their performance. Neuberger Berman maintained an overweight in the weak consumer services sector that also dragged down performance, but its overweight in transportation stocks added value.

The Portfolio benefited from its overall risk characteristics. It was less volatile and less exposed to earnings variation than the stocks in the benchmark. Both of these qualities were rewarded in the market. However, it also had a greater exposure to earnings yield, a measure of value defined as company's earnings per share divided by its share price. This hurt performance as investors in small-cap growth stocks generally favored companies with lower earnings yields. Generally, faster-growing small firms are more likely to have lower earnings yields, so this reflects a preference for "growthier" stocks.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------

For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST DEAM SMALL-CAP GROWTH PORTFOLIO         DECEMBER 31, 2005
Subadvised by: Deutsche Asset Management
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                                        SINCE
                                               1-YEAR      5-YEAR     INCEPTION
AST Deam Small-Cap Growth Portfolio             0.36%      -3.13%       0.72%

Russell 2000(R) Index                           4.55        8.22        8.29

Russell 2000(R) Growth Index                    4.15        2.28        3.15

Portfolio inception: 1/4/1999.

                  $10,000 INVESTED SINCE INCEPTION

          [CHART OF AST DEAM SMALL-CAP GROWTH PORTFOLIO]

                        AST DeAM Small-Cap
                         Growth Portfolio           Russell 2000 Index
  1/4/1999                   $10,000                    $10,000.00
 6/30/1999                     9,690                     10,928.35
12/31/1999                    15,590                     12,125.61
 6/30/2000                    16,256                     12,493.79
12/31/2000                    12,324                     11,759.30
 6/30/2001                    10,715                     12,565.17
12/31/2001                     8,821                     12,051.65
 6/30/2002                     7,641                     11,485.05
12/31/2002                     6,487                      9,583.04
 6/30/2003                     7,829                     11,296.57
12/31/2003                     9,573                     14,111.38
 6/30/2004                     9,774                     15,065.73
12/31/2004                    10,477                     16,697.91
 6/30/2005                     9,925                     16,488.89
12/31/2005                    10,514                     17,458.30

                             [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the DeAM Small-Cap Growth Portfolio had a total return that was below its benchmark indexes and substantially below the average return of its peer group.

Unusually poor stock selection accounted for the poor performance. Losses in the healthcare (specifically biotechnology) and financials sectors had the largest negative impact. In both sectors, performance was characterized by the decline of entire industries. In addition, the Portfolio underperformed its style-specific Russell 2000(R) Growth Index benchmark in the consumer staples sector. However, stronger holdings in the consumer discretionary sector helped mitigate the weaknesses.

The Portfolio is managed with a quantitative risk-controlled strategy. It characteristically tends to underweight stocks of firms that pay dividends and to emphasize stocks of firms whose earnings and/or share prices have recently been accelerating and that have relatively low valuations. The markets rewarded these particular traits in this reporting period. However, the Portfolio's overall performance in 2005 has been uncharacteristic of our expectations of such a strategy.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------

For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST FEDERATED AGGRESSIVE GROWTH PORTFOLIO   DECEMBER 31, 2005
Subadvised by: Federated Global Investment Management
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                                            SINCE
                                                   1-YEAR      5-YEAR     INCEPTION
AST Federated Aggressive Growth Portfolio           9.44%       5.11%        3.03%

Russell 2000(R) Index                               4.55        8.22         7.41

Russell 2000(R) Growth Index                        4.15        2.28        -0.54

Portfolio inception: 10/23/2000.

                $10,000 INVESTED SINCE INCEPTION

     [CHART OF AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO]

                      AST Federated
                        Aggressive
                     Growth Portfolio         Russell 2000 Index
10/31/2000                $10,000                   $10,000
12/31/2000                  9,100                     9,744
 6/30/2001                  8,225                    10,412
12/31/2001                  7,224                     9,986
 6/30/2002                  5,911                     9,517
12/31/2002                  5,115                     7,941
 6/30/2003                  6,565                     9,361
12/31/2003                  8,670                    11,693
 6/30/2004                  9,490                    12,484
12/31/2004                 10,669                    13,836
 6/30/2005                 10,694                    13,663
12/31/2005                 11,677                    14,467

                        [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the Federated Aggressive Growth Portfolio had a total return that was above its benchmark indexes and above the average return of its peer group.

The Portfolio benefited from strong stock selection, particularly from excellent returns by Central European Media Enterprises, Abgenix, and Advanced Auto Parts. Central European Media is a television broadcaster whose core central and eastern European markets are growing, and which recently made a major acquisition in the Czech Republic. Abgenix is a biopharmaceutical company whose planned purchase by Amgen was announced in December. Another good performer was EGL, which was added to the Portfolio in mid-May as its shares rebounded from the impact of missing earnings estimates in two successive quarters. The rebound came after management said that it would meet second-quarter 2005 earnings estimates and that it would cut costs in its underperforming business units. A below-benchmark exposure to dividend-paying firms also contributed to the Portfolio's performance as the market tended to disvalue stocks of such companies this year.

The Portfolio's sector composition affected its return adversely. It was invested less in the energy sector, by far the strongest this year, than its benchmark, and was modestly overweighted in the weak consumer cyclicals and consumer services sectors. However, the negative impact of these emphases was mitigated by a sizable exposure to the transportation sector, which was among the year's top performers.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------

For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO DECEMBER 31, 2005 Subadvised by: Goldman Sachs Asset Management L.P.
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                                           SINCE
                                                  1-YEAR     5-YEAR      INCEPTION
AST Goldman Sachs Small Cap Value Portfolio        4.98%      12.49%       12.81%

Russell 2000(R) Index                              4.55        8.22         6.87

Russell 2000(R) Value Index                        4.71       13.55         9.96

Portfolio inception: 1/2/1998.

                        $10,000 INVESTED SINCE INCEPTION

            [CHART OF AST GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO]

                                AST Goldman Sachs
                                 Small Cap Value              Russell 2000
                                    Portfolio                  Value Index
12/31/1997                          $10,000                    $10,000.00
 6/30/1998                           10,850                     10,443.77
12/31/1998                            9,990                      9,354.88
 6/30/1999                           11,060                      9,846.72
12/31/1999                           10,870                      9,215.67
 6/30/2000                           12,160                      9,754.57
12/31/2000                           14,550                     11,319.17
 6/30/2001                           15,457                     12,759.29
12/31/2001                           15,992                     12,906.57
 6/30/2002                           17,189                     13,843.08
12/31/2002                           14,724                     11,431.98
 6/30/2003                           16,898                     13,317.08
12/31/2003                           20,773                     16,693.82
 6/30/2004                           21,915                     18,000.22
12/31/2004                           24,964                     20,407.44
 6/30/2005                           24,793                     20,590.29
12/31/2005                           26,208                     21,368.12

                                  [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the Goldman Sachs Small Cap Value Portfolio had a total return that was in line with its benchmark indexes and with the average return of its peer group.

The Portfolio's overweight in the energy sector and underweight in consumer services helped its performance because energy was, by far, the strongest sector in the market and consumer services among the weakest. This positioning is typical of the asset manager, whose stock selection process favors companies with low levels of debt. Good stock selection, particularly within the energy, basic materials, and transportation sectors, also contributed to the Portfolio's return. Since the Portfolio is well diversified, much of the benefit was achieved in small gains by many holdings. The overall Portfolio's underexposure to dividend-paying stocks added to performance as these stocks generally underperformed most of the year.

These strengths were partially offset by above-average exposure to stocks of companies that had some growth characteristics as value stocks generally outperformed over the year. In the first half of the year, the Portfolio was also particularly sensitive to the direction of the overall market, which detracted because the market ended that period about where it began it.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------

For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST SMALL-CAP VALUE PORTFOLIO               DECEMBER 31, 2005
Subadvised by: JP Morgan Investment Management Inc; Integrity Asset Management; Lee Munder Investments, Ltd.
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                                          SINCE
                                                1-YEAR      5-YEAR      INCEPTION
AST Small-Cap Value Portfolio                    6.64%      10.33%        9.75%

Russell 2000(R) Index                            4.55        8.22         8.49

Russell 2000(R) Value Index                      4.71       13.55        12.19

Portfolio inception: 1/2/1997.

                        $10,000 INVESTED SINCE INCEPTION

                   [CHART OF $10,000 INVESTED SINCE INCEPTION]

                             AST Small-Cap                Russell 2000
                            Value Portfolio                   Index
12/31/1996                     $10,000                     $10,000.00
 6/30/1997                      11,380                      11,020.12
12/31/1997                      12,880                      12,236.31
 6/30/1998                      13,187                      12,839.29
12/31/1998                      11,523                      11,924.86
 6/30/1999                      12,313                      13,031.90
12/31/1999                      11,590                      14,459.63
 6/30/2000                      13,169                      14,898.68
12/31/2000                      14,124                      14,022.80
 6/30/2001                      15,525                      14,983.79
12/31/2001                      15,109                      14,371.42
 6/30/2002                      15,322                      13,695.77
12/31/2002                      13,692                      11,427.64
 6/30/2003                      15,430                      13,471.00
12/31/2003                      18,591                      16,827.63
 6/30/2004                      19,907                      17,965.68
12/31/2004                      21,648                      19,912.04
 6/30/2005                      22,088                      19,662.77
12/31/2005                      23,086                      20,818.79

                             [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the Small-Cap Value Portfolio had a total return was above its benchmark indexes and above the average return of its peer group. The Portfolio has four independently-operating managers: JPMorgan, Integrity Asset Management, Lee Munder Capital Management, and Salomon Brothers. Salomon Brothers was added on December 5, 2005, and had little impact on its relative performance in 2005. JPMorgan manages the majority of the Portfolio's assets with 450 to 600 stocks selected to limit deviations from the risk profile of the Portfolio's style-specific Russell 2000(R) Value benchmark.

With over 700 stocks in the overall Portfolio, one issue rarely has a significant impact on performance. However, shares of Southwestern Energy, selected by JPMorgan, rose almost 300% in 2005 and contributed about one percentage point to the Portfolio's return. Holdings in the energy, transportation, industrial, and retail industries were sources of strength compared with the respective sectors of the style-specific benchmark. The overall Portfolio benefited from its below-average dividend yield and overexposure to momentum stocks (those whose earnings and/or share prices have been rising recently). The latter feature is a component of JPMorgan's investment model, whereas all the asset managers contributed to the underweight in dividend-paying firms.

The Portfolio's sector weightings, taken together, did not affect its performance relative to the style-specific benchmark, with the positive impact of modest overweights in transportation and energy offset by the negative impact of a slight overweight in basic materials and underweight in financials.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------

For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST DeAM SMALL CAP VALUE PORTFOLIO          DECEMBER 31, 2005
Subadvised by: Deutsche Asset Management
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                                             SINCE
                                                   1-YEAR      5-YEAR      INCEPTION
AST Deam Small Cap Value Portfolio                  1.19%       N/A          9.04%

Russell 2000(R) Index                               4.55        8.22%        9.19

Russell 2000(R) Value Index                         4.71       13.55        10.86

Portfolio inception: 5/1/2002.

                 $10,000 INVESTED SINCE INCEPTION

           [CHART OF AST DEAM SMALL CAP VALUE PORTFOLIO]

                       AST DeAM Small Cap            Russell 2000
                         Value Portfolio              Value Index
 4/30/2002                   $10,000                    $10,000
 6/30/2002                     9,550                      9,082
12/31/2002                     7,750                      7,578
 6/30/2003                     8,884                      8,933
12/31/2003                    11,118                     11,159
 6/30/2004                    11,918                     11,914
12/31/2004                    13,576                     13,204
 6/30/2005                    13,738                     13,039
12/31/2005                    13,738                     13,805

                          [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the DeAM Small Cap Value Portfolio had a total return that was substantially below its benchmark indexes and the average return of its peer group.

The Portfolio's performance was hurt by underperformance in the only strong sectors of its style-specific benchmark Russell 2000(R) Value Index: energy, materials, and industrials. In these sectors, the Portfolio's losses were broad and occasionally deep. Notable laggards included positions in the industrial conglomerates and building materials industries in the Industrials sector and in the chemicals industry in the materials sector.

The Portfolio is managed with a quantitative risk-controlled strategy. The asset manager's strategy for this Portfolio emphasizes actively screening for characteristics such as recently accelerating earnings/share price. It typically underrepresents dividend-yielding stocks. In this reporting period, these emphases helped the Portfolio's performance. However, the Portfolio's overall performance in 2005 has been uncharactristic of our expectations of such a strategy.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------

For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO DECEMBER 31, 2005 Subadvised by: Goldman Sachs Asset Management L.P.
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                                               SINCE
                                                     1-YEAR      5-YEAR      INCEPTION
AST Goldman Sachs Mid-Cap Growth Portfolio             4.76%      -6.99%      -12.73%

S&P Mid-Cap 400 Index                                 12.56        8.60         9.03

Russell Midcap(TM) GROWTH INDEX                       12.10        1.38        -2.54

Portfolio inception: 5/1/2000.

                 $10,000 INVESTED SINCE INCEPTION

      [CHART OF AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO]

                        AST Goldman Sachs
                         Mid-Cap Growth              S&P Mid-cap
                           Portfolio                  400 Index
 4/30/2000                  $10,000                    $10,000
 6/30/2000                   10,170                     10,020
12/31/2000                    6,640                     10,805
 6/30/2001                    4,793                     10,909
12/31/2001                    3,973                     10,740
 6/30/2002                    3,212                     10,395
12/31/2002                    2,882                      9,181
 6/30/2003                    3,262                     10,321
12/31/2003                    3,793                     12,451
 6/30/2004                    4,023                     13,209
12/31/2004                    4,413                     14,504
 6/30/2005                    4,333                     15,062
12/31/2005                    4,623                     16,325

                            [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the Goldman Sachs Mid-Cap Growth Portfolio had a total return that was substantially below both its style-specific benchmark index and the average return of its peer group.

The Portfolio underperformed its style-specific Russell MidCap(R) Growth Index benchmark primarily because it was overrepresented in the weak consumer services sector, especially in media stocks. Goldman Sachs' investment process favors stocks of companies that have strong free cash flow, attractive valuations, and relatively low levels of debt. This has led it to favor media stocks. This year, uncertainties related to a slowing economy and challenges from nontraditional advertising media had a significant impact on media stocks. Although the Portfolio was reallocated slightly in recent quarters from media into technology, we don't expect to see a significant shift. Based on our understanding of Goldman Sachs' investment process, we expect the Portfolio to remain sensitive to the performance of the media industry.

A few poor selections in the healthcare and technology sectors also detracted substantially from the Portfolio's performance in the fourth quarter of 2005. There was some turnover among Goldman Sachs healthcare analysts in November, which may improve its stock selection in that industry. As part of our Portfolio review process, we monitor not only performance but also changes in the investment team and process. We will be monitoring the analyst turnover at Goldman Sachs closely.

The Portfolio's emphasis on companies with improving earnings growth and other "growth-stock" qualities, even compared with its growth-style benchmark, hurt its performance in 2005, a year in which value investing mildly outperformed growth.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------

For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST NEUBERGER BERMAN MID-CAP                DECEMBER 31, 2005
   GROWTH PORTFOLIO
Subadvised by: Neuberger Berman Management Inc.
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                    1-YEAR      5-YEAR     10-YEAR
AST Neuberger Berman Mid-Cap Growth Portfolio       13.49%      -2.57%       7.18%

S&P Mid-Cap 400 Index                               12.56        8.60       14.36

Russell Midcap(TM) Growth Index                     12.10        1.38        9.27

Portfolio inception: 10/19/1994.

                         $10,000 INVESTED OVER 10 YEARS

         [CHART OF AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO]

                         AST Neuberger Berman
                       Mid-Cap Growth Portfolio              S&P Mid-cap 400 Index
12/31/1995                     $10,000                              $10,000
 6/30/1996                      11,254                               10,921
12/31/1996                      11,634                               11,920
 6/30/1997                      12,365                               13,469
12/31/1997                      13,574                               15,765
 6/30/1998                      16,103                               17,126
12/31/1998                      16,378                               18,778
 6/30/1999                      16,858                               20,068
12/31/1999                      24,792                               21,542
 6/30/2000                      27,953                               23,475
12/31/2000                      22,790                               25,314
 6/30/2001                      19,725                               25,558
12/31/2001                      16,912                               25,161
 6/30/2002                      13,629                               24,353
12/31/2002                      11,634                               21,509
 6/30/2003                      13,294                               24,179
12/31/2003                      15,190                               29,170
 6/30/2004                      16,318                               30,945
12/31/2004                      17,631                               33,979
 6/30/2005                      17,965                               35,287
12/31/2005                      20,010                               38,245

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the Neuberger Berman Mid-Cap Growth Portfolio had a total return that was above its broad-based benchmark indexes and above the average return of its peer group.

The Portfolio outperformed its style-specific Russell Midcap(TM) Growth Index benchmark in part because of the asset manager's good stock selection. One holding had a particularly substantial impact. Shares of Celgene, a biopharmaceutical company that is launching an oral drug for treating various cancers of the blood, more than doubled over the year.

The Portfolio had only modest deviations from the benchmark in sector weightings, and, taken together, they had a negligible impact on performance. However, other Portfolio characteristics improved its return. It had a lower exposure to dividend-paying companies than the benchmark and a higher exposure to firms whose share price had recently been accelerating. Both of these characteristics were favored in 2005's markets.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------

For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST NEUBERGER BERMAN                        DECEMBER 31, 2005
   MID-CAP VALUE PORTFOLIO
Subadvised by: Neuberger Berman Management Inc.
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                 1-YEAR      5-YEAR     10-YEAR
AST Neuberger Berman Mid-Cap Value Portfolio     12.05%      10.23%      11.68%

S&P Mid-Cap 400 Index                            12.56        8.60       14.36

Russell MidCap(TM) Value Index                   12.65       12.21       13.65

Portfolio inception: 5/3/1993.

                         $10,000 INVESTED OVER 10 YEARS

          [CHART OF AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO]

                           AST Neuberger Berman
                          Mid-Cap Value Portfolio         S&P Mid-cap 400 Index
12/31/1995                       $10,000                         $10,000
 6/30/1996                        10,431                          10,921
12/31/1996                        11,153                          11,920
 6/30/1997                        12,173                          13,469
12/31/1997                        14,099                          15,765
 6/30/1998                        13,813                          17,126
12/31/1998                        13,771                          18,778
 6/30/1999                        15,449                          20,068
12/31/1999                        14,551                          21,542
 6/30/2000                        15,271                          23,475
12/31/2000                        18,552                          25,314
 6/30/2001                        18,423                          25,558
12/31/2001                        17,991                          25,161
 6/30/2002                        18,157                          24,353
12/31/2002                        16,092                          21,509
 6/30/2003                        18,030                          24,179
12/31/2003                        21,937                          29,170
 6/30/2004                        23,708                          30,945
12/31/2004                        26,946                          33,979
 6/30/2005                        27,847                          35,287
12/31/2005                        30,195                          38,245

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the Neuberger Berman Mid-Cap Value Portfolio had a total return that was slightly below its style-specific benchmark and above the average return of its peer group. In June, there was a change in portfolio managers at Neuberger Berman.

During the first part of the year, under its previous team, the Portfolio benefited from an overexposure, compared with its Russell Midcap(TM) Value Index benchmark, to companies where a dollar of share price brought you higher earnings than average and lower dividends. These were characteristics the market rewarded during that period. However, the Portfolio's sector exposures detracted from its performance relative to the benchmark. It had a significant overweighting in the weak consumer cyclical sector and underweighting in the relatively strong utility sector. After the change in managers, the character of the Portfolio changed somewhat. It took a slightly more aggressive stance with greater exposure to firms that had recent accelerations in earnings and/or share price and more volatile share prices. Exposure to the energy and transportation sectors was increased to overweights compared with the benchmark and an exposure to financials reduced to an underexposure. The momentum, energy, and transportation factors improved the Portfolio's relative performance. The Portfolio's under exposure to the financials sector hurt its performance. Overall, stock selection was weak for the entire year, but particularly during the second half of the year.

The Portfolio's strongest quarter versus its benchmark was the third quarter of 2005, which we considered to have been a transition period. It is still too early to assess the impact of the change in managers, but we are monitoring the situation carefully.
Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------

For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST MID-CAP VALUE PORTFOLIO                 DECEMBER 31, 2005
Subadvised by: Earnest Partners, LLC; Wedge Capital Management, LLP
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

--------------------------------------------------------------------------------

                                                                         SINCE
                                               1-YEAR      5-YEAR      INCEPTION

AST Mid-Cap Value Portfolio                     5.43%       5.08%        5.07%

S&P 500 Index                                   4.91        0.54        -0.96

Russell 3000(R) Value Index                     6.85        5.86         5.99

Portfolio inception: 10/23/2000.

                        $10,000 INVESTED SINCE INCEPTION

                   [CHART OF AST MID-CAP VALUE PORTFOLIO]

                         AST Mid-Cap Value Portfolio              S&P 500 Index
10/31/2000                         $10,000                           $10,000
12/31/2000                          10,090                             9,257
 6/30/2001                          10,331                             8,638
12/31/2001                           9,870                             8,158
 6/30/2002                           8,601                             7,085
12/31/2002                           7,826                             6,356
 6/30/2003                           9,066                             7,103
12/31/2003                          10,632                             8,178
 6/30/2004                          11,150                             8,459
12/31/2004                          12,261                             9,067
 6/30/2005                          12,394                             8,994
12/31/2005                          12,926                             9,512

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the Mid-Cap Value Portfolio had a total return that was below its style-specific Russell 3000(R) Value Index benchmark and slightly below the average return of its peer group. The Portfolio was managed by Gabelli Asset Management up to December 5, 2005, and by EARNEST Partners and Wedge Capital thereafter. Gabelli followed an all-cap value strategy, so the Portfolio's performance in 2005 was compared to the Russell 3000(R) Value Index. Future performance will be measured against the Russell Midcap(TM) Value Index.

The Portfolio as managed by Gabelli, held more than 200 stocks, so no single position had a large impact on its performance compared with its benchmark. Overall, stock selection in the technology, financials, and energy sectors strengthened its relative performance. The Portfolio had lower exposure to companies paying dividends than its benchmark, which also helped its performance in 2005 when stocks of such firms were out of favor. However, the Portfolio's sector allocations more than offset these benefits and produced its underperformance. The Portfolio had a fairly large underweight in consumer services stocks, particularly in media companies. Media stocks performed very poorly in 2005 as investors feared a slowing economy and competition from nontraditional advertising opportunities such as the Internet. A modest underweight in the energy sector, by far the best performing sector, also detracted from the Portfolio's performance.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------

For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST T. ROWE PRICE NATURAL                   DECEMBER 31, 2005
   RESOURCES PORTFOLIO
Subadvised by: T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                 1-YEAR      5-YEAR     10-YEAR
AST T.Rowe Price Natural Resources Portfolio     31.40%      16.97%      15.54%

S&P 500 Index                                     4.91        0.54        9.07

Portfolio inception: 5/1/1995.

                        $10,000 INVESTED OVER 10 YEARS

             [CHART OF AST T.ROWE PRICE NATURAL RESOURCES]

                           AST T.Rowe Price Natural
                             Resources Portfolio                   S&P 500 Index
12/31/1995                        $10,000                             $10,000
 6/30/1996                         11,583                              11,009
12/31/1996                         13,074                              12,295
 6/30/1997                         13,861                              14,827
12/31/1997                         13,518                              16,395
 6/30/1998                         13,860                              19,300
12/31/1998                         11,919                              21,084
 6/30/1999                         14,944                              23,691
12/31/1999                         15,269                              25,518
 6/30/2000                         16,415                              25,409
12/31/2000                         19,360                              23,196
 6/30/2001                         19,663                              21,643
12/31/2001                         19,496                              20,441
 6/30/2002                         20,983                              17,753
12/31/2002                         18,417                              15,925
 6/30/2003                         19,573                              17,796
12/31/2003                         24,589                              20,490
 6/30/2004                         26,728                              21,195
12/31/2004                         32,259                              22,718
 6/30/2005                         35,665                              22,535
12/31/2005                         42,389                              23,833

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the T. Rowe Price Natural Resources Portfolio had a total return that was substantially above its benchmark index and substantially below the average return of its peer group.

During 2005, the energy sector far outperformed all other market sectors, including materials. The Portfolio benefited from this exceptional energy return compared with the broad stock market. However, it is diversified across natural resources, and its peer group includes energy-only funds. The Portfolio's relative underweighting in energy hurt its comparative performance. Although this impact was reversed in the fourth quarter of the year, it did not offset the other three quarters.

Stock selection in the materials sector further detracted from comparative performance. In addition, the Portfolio had several natural resources-related positions in the financials and consumer staples sectors, primarily real estate firms. These also detracted from its performance.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------

For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST T. ROWE PRICE                           DECEMBER 31, 2005
   LARGE-CAP GROWTH PORTFOLIO
Subadvised by: T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                                         SINCE
                                                 1-YEAR      5-YEAR    INCEPTION
Ast T.Rowe Price Large-Cap Growth Portfolio       16.42%     -2.16%       5.41%

S&P 500 Index                                      4.91       0.54        8.65

Russell 1000(R) Growth Index                       5.26      -3.58        6.11

Portfolio inception: 5/1/1996.

                        $10,000 INVESTED SINCE INCEPTION

              [CHART OF AST T.ROWE PRICE LARGE-CAP GROWTH PORTFOLIO]

                                  AST T.Rowe Price
                             Large-Cap Growth Portfolio          S&P 500 Index
 4/30/1996                            $10,000                      $10,000.00
 6/30/1996                              9,730                       10,296.56
12/31/1996                             10,990                       11,498.97
 6/30/1997                             12,700                       13,867.44
12/31/1997                             12,620                       15,333.99
 6/30/1998                             14,860                       18,051.47
12/31/1998                             16,070                       19,719.34
 6/30/1999                             17,216                       22,157.90
12/31/1999                             21,520                       23,866.96
 6/30/2000                             23,758                       23,765.12
12/31/2000                             18,563                       21,694.63
 6/30/2001                             16,397                       20,242.64
12/31/2001                             15,831                       19,118.16
 6/30/2002                             12,593                       16,603.95
12/31/2002                             10,926                       14,894.51
 6/30/2003                             12,043                       16,644.89
12/31/2003                             13,516                       19,164.36
 6/30/2004                             13,824                       19,823.94
12/31/2004                             14,293                       21,248.30
 6/30/2005                             14,164                       21,076.44
12/31/2005                             16,640                       22,290.84

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the T. Rowe Price Large-Cap Growth Portfolio had a total return that was substantially above its benchmark indexes and the average return of its peer group. The Portfolio was managed by AllianceBernstein through December 5, 2005, and by T. Rowe Price International thereafter.

Excellent stock selection was the primary reason the Portfolio substantially outperformed its benchmark. Holdings in the technology sector, particularly in the Internet and computer hardware industries and healthcare sector, were particularly strong. The sector composition of the Portfolio also helped its performance. It was overweight, compared with the Russell 1000(R) Growth Index, in the energy and financial services sectors and underweight in the consumer noncyclicals sector. Energy was by far the strongest sector in the market, and the financial sector's average return, although not as large, was also significant. Consumer stocks, on the other hand, faced concerns because investors feared that rising interest rates and energy costs would cut into consumer spending.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------

For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST MFS GROWTH PORTFOLIO                    DECEMBER 31, 2005
Subadvised by: MFS Investment Management
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                                         SINCE
                                            1-YEAR        5-YEAR        INCEPTION
AST MFS Growth Portfolio                     6.32%        -4.04%         -2.42%

S&P 500 Index                                4.91          0.54           0.15

Russell 1000(R) Growth Index                 5.26         -3.58          -4.52

Portfolio inception: 10/18/1999.

                        $10,000 INVESTED SINCE INCEPTION

                     [CHART OF AST MFS GROWTH PORTFOLIO]

                             AST MFS Growth Portfolio             S&P 500 Index
10/31/1999                           $10,000                         $10,000
12/31/1999                            11,300                          10,803
 6/30/2000                            11,663                          10,757
12/31/2000                            10,562                           9,820
 6/30/2001                             9,232                           9,163
12/31/2001                             8,272                           8,654
 6/30/2002                             6,782                           7,516
12/31/2002                             5,941                           6,742
 6/30/2003                             6,712                           7,534
12/31/2003                             7,302                           8,675
 6/30/2004                             7,592                           8,973
12/31/2004                             8,082                           9,618
 6/30/2005                             7,953                           9,540
12/31/2005                             8,593                          10,090

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the MFS Growth Portfolio had a total return that was above its benchmark indexes and below the average return of its peer group.

The Portfolio's outperformance of its style-specific Russell 1000(R) Growth Index benchmark was due to MFS' good stock selection. Since MFS uses a bottom-up asset management style selecting individual stocks on the basis of company fundamentals, we expect its stock selection to drive the Portfolio's performance. This year, its selections happened to have a lower average dividend yield than the benchmark and greater exposure to stocks whose earnings and/or share prices have been rising recently. These characteristics were rewarded by the market in 2005 and added to the Portfolio's performance relative to the benchmark.

The Portfolio's sector composition, another result of its bottom-up stock selecting, detracted slightly from its performance. It was more exposed to the relatively weak technology and consumer services sectors than the benchmark, hurting its performance. The benefit of its slightly above-benchmark weight in the strong energy sector wasn't enough to offset this impact.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------

For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST MARSICO CAPITAL GROWTH PORTFOLIO        DECEMBER 31, 2005
Subadvised by: Marsico Capital Management, LLC
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                                          SINCE
                                                 1-YEAR      5-YEAR     INCEPTION
AST Marsico Capital Growth Portfolio              6.83%       1.48%       9.02%

S&P 500 Index                                     4.91        0.54        4.79

Russell 1000(R) Growth Index                      5.26       -3.58        2.24

Portfolio inception: 12/22/1997.

                        $10,000 INVESTED SINCE INCEPTION

               [CHART OF AST MARSICO CAPITAL GROWTH PORTFOLIO]

                             AST Marsico Capital
                               Growth Portfolio                   S&P 500 Index
12/22/1997                         $10,000                         $10,000.00
12/31/1997                          10,030                          10,000.00
 6/30/1998                          13,201                          11,772.19
12/31/1998                          14,201                          12,859.89
 6/30/1999                          16,152                          14,450.19
12/31/1999                          21,669                          15,564.74
 6/30/2000                          20,223                          15,498.32
12/31/2000                          18,581                          14,148.07
 6/30/2001                          16,015                          13,201.16
12/31/2001                          14,547                          12,467.83
 6/30/2002                          14,568                          10,828.20
12/31/2002                          12,284                           9,713.40
 6/30/2003                          14,023                          10,854.90
12/31/2003                          16,182                          12,497.96
 6/30/2004                          16,591                          12,928.10
12/31/2004                          18,719                          13,857.00
 6/30/2005                          18,520                          13,744.92
12/31/2005                          19,997                          14,536.88

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the Marsico Capital Growth Portfolio had a total return that was above its benchmark indexes and slightly below the average return of its peer group.

Marsico's investment approach combines economic analysis with company-specific research. It emphasizes certain top-down sectors and industries based on its judgments of such factors as interest-rate and inflation trends, the regulatory environment, the relative attractiveness of global investment opportunities, and industry consolidation. The Portfolio beat its style-specific Russell 1000(R) Growth Index benchmark in 2005 as a result of top-down factors rather than Marsico's selection of individual securities. The primary source of outperformance was the Portfolio's sector composition: overweight compared to its benchmark in healthcare, transportation, and industrials, and underweight in technology. In addition, it benefited from having a higher concentration than the benchmark in companies whose earnings and share prices have been accelerating recently and a lower exposure to companies that paid dividends. The market this year rewarded these characteristics. However, despite these preferences, the market generally favored value stocks, and this offset some of the Portfolio's strengths.

The Portfolio also benefited from a slightly higher-than-usual balance in short-term securities as short-term interest rates were high and overall growth-stock returns low. Such short-term securities are not intended to be a significant part of the Portfolio, but Marsico took time to identify new investment opportunities as additional cash flows came in. The Portfolio was less sensitive than its benchmark to the general direction of market movements, which helped it particularly in the declining markets of January, March, April, August, and October.

The general characteristics of the Portfolio were partially offset by poor stock selection in the consumer services sector and by several poor-performing holdings in the technology sector.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------

For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST GOLDMAN SACHS CONCENTRATED              DECEMBER 31, 2005
   GROWTH PORTFOLIO
Subadvised by: Goldman Sachs Asset Management L.P.
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                  1-YEAR     5-YEAR    10-YEAR
AST Goldman Sachs Concentrated Growth Portfolio    3.32%     -8.44%     6.70%

S&P 500 Index                                      4.91       0.54      9.07

Russell 1000(R) Growth Index                       5.26      -3.58      6.73

Portfolio inception: 11/5/1992.

                 $10,000 INVESTED SINCE INCEPTION OVER 10 YEARS

         [CHART OF AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO]

                  AST Goldman Sachs Concentrated
                         Growth Portfolio              Russell 1000 Growth Index
12/31/1995                   $10,000                           $10,000
 6/30/1996                    11,572                            11,207
12/31/1996                    12,836                            12,312
 6/30/1997                    15,251                            14,719
12/31/1997                    16,514                            16,066
 6/30/1998                    22,101                            19,340
12/31/1998                    27,786                            22,285
 6/30/1999                    33,016                            24,613
12/31/1999                    43,072                            29,674
 6/30/2000                    39,956                            30,930
12/31/2000                    29,734                            23,020
 6/30/2001                    23,851                            19,742
12/31/2001                    20,317                            18,318
 6/30/2002                    16,089                            14,512
12/31/2002                    14,255                            13,211
 6/30/2003                    15,868                            14,939
12/31/2003                    17,855                            17,141
 6/30/2004                    17,529                            17,610
12/31/2004                    18,514                            18,220
 6/30/2005                    17,881                            17,906
12/31/2005                    19,129                            19,179

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the Goldman Sachs Concentrated Growth Portfolio had a total return that was below its benchmark indexes and substantially below the average return of its peer group.

The Portfolio underperformed its style-specific Russell 1000(R) Growth Index benchmark primarily because it was overrepresented in the weak consumer services sector, primarily in media stocks. Goldman Sachs' investment process favors stocks of companies that have strong free cash flow, attractive valuations, and relatively low levels of debt. This has led it to favor media stocks. This year, uncertainties related to a slowing economy and challenges from nontraditional advertising media had a significant impact on media stocks. Based on our understanding of Goldman Sachs' investment process, we expect the Portfolio to remain sensitive to the performance of the media industry.

Aside from that, the Portfolio's holdings in the consumer services, technology, and healthcare sectors had returns above their respective sector averages. In addition, the Portfolio had a lower average valuation and lower dividend yield than its benchmark. These characteristics tended to be rewarded by the markets in 2005.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------

For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST DeAM LARGE-CAP VALUE PORTFOLIO          DECEMBER 31, 2005
Subadvised by: Deutsche Asset Management
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                                         SINCE
                                                1-YEAR      5-YEAR     INCEPTION
AST Deam Large-Cap Value Portfolio               9.33%       5.53%        5.01%

S&P 500 Index                                    4.91        0.54        -0.96

Russell 1000(R) Value Index                      7.05        5.28         5.33

Portfolio inception: 10/23/2000.

                        $10,000 INVESTED SINCE INCEPTION

                  [CHART OF AST DEAM LARGE-CAP VALUE PORTFOLIO]

                               AST DeAM Large-Cap
                                 Value Portfolio                 S&P 500 Index
10/31/2000                          $10,000                         $10,000
12/31/2000                            9,850                           9,257
 6/30/2001                            9,725                           8,638
12/31/2001                            9,305                           8,158
 6/30/2002                            8,815                           7,085
12/31/2002                            7,881                           6,356
 6/30/2003                            8,701                           7,103
12/31/2003                            9,977                           8,178
 6/30/2004                           10,492                           8,459
12/31/2004                           11,789                           9,067
 6/30/2005                           11,971                           8,994
12/31/2005                           12,889                           9,512

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the DeAM Large Cap Value Portfolio had a total return that was above its benchmark indexes and above the average return of its peer group.

It benefited from good stock selection, materially underperforming the style-specific Russell 1000(R) Value index in only one of 10 sectors. It had strong returns from its holdings in the commodity-sensitive sectors, particularly materials, as well as healthy performance in the healthcare and consumer staples sectors.

The Portfolio is managed with a quantitative risk-controlled strategy. The manager's characteristic strategy tends to underweight stocks of firms that pay dividends and to emphasize stocks of firms whose earnings and/or share prices have recently been accelerating. The markets rewarded these traits in this reporting period. However, the Portfolio's unusually large outperformance in 2005 was uncharacteristic of our expectations of such a strategy.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------

For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST LARGE-CAP VALUE PORTFOLIO               DECEMBER 31, 2005
Subadvised by: Hotchkis and Wiley Capital Management, LLC;
   JP Morgan Investment Management Inc.
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                  1-YEAR     5-YEAR      10-YEAR
AST Large-Cap Value Portfolio                      6.46%      2.14%        7.85%

S&P 500 Index                                      4.91       0.54         9.07

Russell 1000(R) Value Index                        7.05       5.28        10.94

Portfolio inception: 1/3/1994.

                         $10,000 INVESTED OVER 10 YEARS

                    [CHART OF AST LARGE-CAP VALUE PORTFOLIO]

                        AST Large-Cap Value Portfolio            S&P 500 Index
12/31/1995                         $10,000                           $10,000
 6/30/1996                          10,704                            11,009
12/31/1996                          11,709                            12,295
 6/30/1997                          13,338                            14,827
12/31/1997                          14,441                            16,395
 6/30/1998                          15,955                            19,300
12/31/1998                          16,366                            21,084
 6/30/1999                          18,101                            23,691
12/31/1999                          18,288                            25,518
 6/30/2000                          18,632                            25,409
12/31/2000                          19,155                            23,196
 6/30/2001                          18,161                            21,643
12/31/2001                          17,510                            20,441
 6/30/2002                          16,140                            17,753
12/31/2002                          14,448                            15,925
 6/30/2003                          15,745                            17,796
12/31/2003                          17,329                            20,490
 6/30/2004                          17,509                            21,195
12/31/2004                          20,006                            22,718
 6/30/2005                          20,704                            22,535
12/31/2005                          21,298                            23,833

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the Large-Cap Value Portfolio had a total return that was below the style-specific Russell 1000(R) Value Index benchmark and in line with the average return of its peer group. Hotchkis and Wiley managed the entire Portfolio up to December 5, 2005; after that, JPMorgan and Hotchkis and Wiley each managed half the Portfolio's assets.

The Portfolio trailed the style-specific benchmark primarily because of weak stock selection, particularly in the consumer cyclical and technology sectors. However, the impact was mitigated by avoiding some poor-performing stocks in the benchmark. The Portfolio was somewhat more sensitive than its benchmark to overall movements of the stock market. This also hurt its performance, particularly in the declining markets of January, March, April, August, and October.

The general risk characteristics of the Portfolio had a positive impact on its return. It had more pronounced value characteristics than its benchmark and greater representation of firms whose earnings and/or share prices had recently been accelerating. It was less exposed to dividend-paying companies and to firms with pronounced growth traits. These were all emphases that investors rewarded in 2005. The Portfolio's sector emphases also added value, particularly its overweights compared with the benchmark in the consumer noncyclicals and technology sectors and underweights in the financials, consumer services, and telecommunications sectors. The positive impact of these emphases was diluted by the Portfolio's sizable underweight in the energy sector, which was the strongest sector this year.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------

For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO DECEMBER 31, 2005 Subadvised by: Alliance Capital Management L.P.
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                                          SINCE
                                                 1-YEAR      5-YEAR     INCEPTION
AST AllianceBernstein Core Value Portfolio        5.51%       n/a         6.75%

S&P 500 Index                                     4.91        0.54%       1.70

Russell 1000(R) Value Index                       7.05        5.28        5.95

Portfolio inception: 5/1/2001.

                        $10,000 INVESTED SINCE INCEPTION

             [CHART OF AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO]

                          AST AllianceBernstein Core
                                Value Portfolio                  S&P 500 Index
 4/30/2001                         $10,000                         $10,000.00
 6/30/2001                          10,160                           9,822.15
12/31/2001                          10,140                           9,276.53
 6/30/2002                           9,730                           8,056.58
12/31/2002                           8,797                           7,227.13
 6/30/2003                           9,711                           8,076.45
12/31/2003                          11,288                           9,298.95
 6/30/2004                          11,767                           9,618.99
12/31/2004                          12,859                          10,310.12
 6/30/2005                          12,968                          10,226.73
12/31/2005                          13,567                          10,815.98

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.
Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the AllianceBernstein Core Value Portfolio had a total return that was below its style-specific Russell 1000(R) Value
Index benchmark and below the average return of its peer group.

The Portfolio's underperformance of the benchmark was due to several stock selections in the consumer services, financial services, and consumer cyclical sectors. Such underperformance has not been characteristic of the Portfolio's asset manager.

The distribution of holdings among sectors and other risk characteristics mitigated the underperformance. The Portfolio was underweight in the relatively poor-performing consumer services sector and overweight in the relatively strong consumer noncyclical and transportation sectors. It also benefited from below-average exposure to two risk factors that tended to hurt performance this year: high levels of indebtedness and high dividend yields. AllianceBernstein's investment process tends generally to favor companies with relatively low indebtedness; the market's recent relative disinterest in rapidly growing companies, which tend to pay little or no dividends, has made some growth companies attractive to AllianceBernstein as value purchases, reducing the average dividend yield of the Portfolio's holdings.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------
For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST COHEN & STEERS REALTY PORTFOLIO         DECEMBER 31, 2005
Subadvised by: Cohen & Steers Capital
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                                        SINCE
                                               1-YEAR      5-YEAR     INCEPTION
AST Cohen & Steers Realty Portfolio            14.82%      18.11%       12.09%

S&P 500 Index                                   4.91        0.54         4.79

NAREIT Equity Index                            12.16       19.05        11.45

Dow Jones Wilshire REIT Index                  14.00       19.15        12.39

Portfolio inception: 1/2/1998.

                        $10,000 INVESTED SINCE INCEPTION

                [CHART OF AST COHEN & STEERS REALTY PORTFOLIO]

                            AST Cohen & Steers
                             Realty Portfolio                    S&P 500 Index
12/31/1997                       $10,000                            $10,000
 6/30/1998                         9,480                             11,772
12/31/1998                         8,400                             12,860
 6/30/1999                         9,062                             14,450
12/31/1999                         8,590                             15,565
 6/30/2000                         9,498                             15,498
12/31/2000                        10,839                             14,148
 6/30/2001                        11,413                             13,201
12/31/2001                        11,148                             12,468
 6/30/2002                        12,605                             10,828
12/31/2002                        11,444                              9,713
 6/30/2003                        13,048                             10,855
12/31/2003                        15,728                             12,498
 6/30/2004                        16,857                             12,928
12/31/2004                        21,697                             13,857
 6/30/2005                        23,259                             13,745
12/31/2005                        24,912                             14,537

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.
Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the Cohen & Steers Realty Portfolio had a total return that was above its benchmark indexes and above the average return of its peer group.

The real estate sector had a very good year compared with the overall stock market, and the Portfolio had an even stronger return. Its sector overweights and underweights compared with the Wilshire REIT Index benchmark, added to its return in eight of 10 real estate sectors. The largest impact came from an overweight in the office sector, but an overweight in industrial self-storage facilities also had a significant impact. In addition, the Portfolio had a small exposure to real estate-related holdings in the healthcare sector. The strong returns of these healthcare facilities contributed to the Portfolio's outperformance.

Stock selection within sectors also improved performance. Results were particularly good in the shopping center and office sectors, but outperformed the benchmark in almost all sectors.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------
For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST ALLIANCEBERNSTEIN MANAGED               DECEMBER 31, 2005
   INDEX 500 PORTFOLIO
Subadvised by: Alliance Capital Management L.P.
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                                         SINCE
                                                    1-YEAR    5-YEAR   INCEPTION
AST AllianceBernstein Managed Index 500 Portfolio    3.54%     0.70%     4.88%

S&P 500 Index                                        4.91      0.54      4.79

Portfolio inception: 1/2/1998.

                        $10,000 INVESTED SINCE INCEPTION

       [CHART OF AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO]

                         AST AllianceBernstein Managed
                             Index 500 Portfolio                 S&P 500 Index
12/31/1997                          $10,000                           $10,000
 6/30/1998                           11,700                            11,772
12/31/1998                           12,790                            12,860
 6/30/1999                           14,262                            14,450
12/31/1999                           15,506                            15,565
 6/30/2000                           15,123                            15,498
12/31/2000                           14,138                            14,148
 6/30/2001                           13,454                            13,201
12/31/2001                           12,723                            12,468
 6/30/2002                           11,320                            10,828
12/31/2002                           10,097                             9,713
 6/30/2003                           11,216                            10,855
12/31/2003                           12,856                            12,498
 6/30/2004                           13,300                            12,928
12/31/2004                           14,139                            13,857
 6/30/2005                           13,874                            13,745
12/31/2005                           14,640                            14,537

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.
Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the AST AllianceBernstein Managed Index 500 Portfolio had a total return that was below its benchmark index and below the average return of its peer group.

The asset manager selects the Portfolio's holdings stock by stock, based upon each firm's business fundamentals and share-price valuations. Positions are selected with a risk-controlled strategy that tries to earn a premium of 0.75% to 1.25% above the Portfolio's benchmark while not deviating from the Index return by more than two percentage points in either direction. In this reporting period, the process resulted in a Portfolio that was above the S&P 500 Index average in some growth-stock characteristic as it held some rapidly growing firms whose shares had relatively low prices for their earnings potential. However, value stocks outperformed growth stocks through most of the year, an environment that did not favor this asset manager's approach. In addition, several of the manager's stock selections, primarily in the technology and consumer cyclicals sectors, detracted slightly from the Portfolio's performance.

The Portfolio benefited, however, from being overweight relative to its benchmark in the financial services and transportation sectors, both of which had better-than-average returns. It also was underweight in the consumer services sector, which investors tended to avoid in this reporting period out of fear that high energy prices, a cooling housing market, and rising interest rates might reduce consumer spending.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------
For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST AMERICAN CENTURY                        DECEMBER 31, 2005
   INCOME & GROWTH PORTFOLIO
Subadvised by: American Century Investment Management
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                                         SINCE
                                                  1-YEAR     5-YEAR    INCEPTION
AST American Century Income & Growth Portfolio     4.63%      2.18%      5.92%

S&P 500 Index                                      4.91       0.54       7.63

Russell 1000(R) Index                              6.27       1.07       7.91

 Portfolio inception: 1/2/1997.

                        $10,000 INVESTED SINCE INCEPTION

          [CHART OF AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO]

                       AST American Century Income
                            & Growth Portfolio                    S&P 500 Index
12/31/1996                       $10,000                             $10,000
 6/30/1997                        11,420                              12,060
12/31/1997                        12,230                              13,335
 6/30/1998                        13,262                              15,698
12/31/1998                        13,730                              17,149
 6/30/1999                        15,709                              19,269
12/31/1999                        16,885                              20,756
 6/30/2000                        16,258                              20,667
12/31/2000                        15,066                              18,867
 6/30/2001                        14,471                              17,604
12/31/2001                        13,795                              16,626
 6/30/2002                        12,367                              14,440
12/31/2002                        11,062                              12,953
 6/30/2003                        12,350                              14,475
12/31/2003                        14,245                              16,666
 6/30/2004                        14,893                              17,240
12/31/2004                        16,038                              18,478
 6/30/2005                        16,106                              18,329
12/31/2005                        16,780                              19,385

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.
Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the American Century Income & Growth Portfolio had a total return that was in line with the S&P 500 Index and below the Russell 1000(R) Index and the average return of its peer group.

The Portfolio suffered from poor stock selection compared with the Russell 1000(R) Index in seven of 10 sectors, but primarily in the consumer discretionary and energy sectors. Among consumer discretionary stocks, it was particularly hurt by its exposure to the automobile industry. Some of this weakness was mitigated by stronger holdings in other sectors. Favorable sector emphases also reduced the impact of disappointing stock selection within sectors. The largest benefits came from emphases on commodity- sensitive sectors and the utilities sector.

Among the risk characteristics of the overall Portfolio, the negative impact of an overweight of dividend-yielding securities overshadowed the benefit of a value-style emphasis. Although the market generally favored a value characteristic in 2005, it did not reward stocks of firms that pay dividends.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------
For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST ALLIANCEBERNSTEIN                       DECEMBER 31, 2005
   GROWTH AND INCOME PORTFOLIO
Subadvised by: Alliance Capital Management L.P.
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                       1-YEAR   5-YEAR   10-YEAR
AST AllianceBernstein Growth and Income Portfolio       4.77%    3.29%     9.06%

S&P 500 Index                                           4.91     0.54      9.07

Russell 1000(R) Value Index                             7.05     5.28     10.94

Portfolio inception: 5/1/1992.

                        $10,000 INVESTED OVER 10 YEARS

         [CHART OF AST ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO]

                      AST AllianceBernstein Growth
                         and Income Portfolio                    S&P 500 Index
12/31/1995                     $10,000                              $10,000
 6/30/1996                      10,661                               11,009
12/31/1996                      11,856                               12,295
 6/30/1997                      13,783                               14,827
12/31/1997                      14,692                               16,395
 6/30/1998                      16,106                               19,300
12/31/1998                      16,525                               21,084
 6/30/1999                      18,915                               23,691
12/31/1999                      19,184                               25,518
 6/30/2000                      18,757                               25,409
12/31/2000                      20,244                               23,196
 6/30/2001                      21,332                               21,643
12/31/2001                      20,147                               20,441
 6/30/2002                      17,289                               17,753
12/31/2002                      15,456                               15,925
 6/30/2003                      17,902                               17,796
12/31/2003                      20,467                               20,490
 6/30/2004                      21,057                               21,195
12/31/2004                      22,721                               22,718
 6/30/2005                      22,651                               22,535
12/31/2005                      23,805                               23,833

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.
Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the AllianceBernstein Growth and Income Portfolio had a total return that was below its style-specific Russell 1000(R) Value Index benchmark and slightly below the average return of its peer group.

The primary reason the Portfolio underperformed its style-specific benchmark was that it had larger exposures to some of the weaker stocks in the benchmark. Several of its holdings in the healthcare, consumer cyclicals, and financials sectors lost ground over the course of the year. The Portfolio's relative sector emphases also detracted from its performance. It was overweight compared with the benchmark in the consumer services sector. Consumer stocks generally suffered this year because investors were concerned that rising interest rates and energy costs might cut into consumer spending. AllianceBernstein's investment process tends to lead to overweights in this sector because of its attractive growth and valuation trends.

The Portfolio was less exposed than its benchmark to stocks with high dividend yields, a characteristic that helped its performance. Although investors preferred value stocks over growth stocks through most of the year, this did not extend to shares of larger companies in the benchmark and companies that paid high dividends.

Overall, we would not consider the investment environment this year friendly to AllianceBernstein's style, and would expect better performance when markets are favoring very large, high-quality firms in the benchmark that have some growth traits.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------
For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST GLOBAL ALLOCATION PORTFOLIO             DECEMBER 31, 2005
Subadvised by: Prudential Investment Management, LLC
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                1-YEAR      5-YEAR      10-YEAR
AST Global Allocation Portfolio                  6.94%      1.17%        6.17%

Blended Index                                    5.47       3.95         8.01

S&P 500 Index                                    4.91       0.54         9.07

Portfolio inception: 5/3/1993.

                        $10,000 INVESTED OVER 10 YEARS

                 [CHART OF AST GLOBAL ALLOCATION PORTFOLIO]

                        AST Global Allocation Portfolio           S&P 500 Index
12/31/1995                          $10,000                          $10,000
 6/30/1996                           10,347                           11,009
12/31/1996                           11,123                           12,295
 6/30/1997                           12,355                           14,827
12/31/1997                           13,156                           16,395
 6/30/1998                           14,290                           19,300
12/31/1998                           14,847                           21,084
 6/30/1999                           15,848                           23,691
12/31/1999                           17,943                           25,518
 6/30/2000                           18,308                           25,409
12/31/2000                           17,160                           23,196
 6/30/2001                           15,940                           21,643
12/31/2001                           15,147                           20,441
 6/30/2002                           13,506                           17,753
12/31/2002                           12,810                           15,925
 6/30/2003                           13,832                           17,796
12/31/2003                           15,312                           20,490
 6/30/2004                           15,835                           21,195
12/31/2004                           17,010                           22,718
 6/30/2005                           17,161                           22,535
12/31/2005                           18,190                           23,833

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.
Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the Global Allocation Portfolio had a total return that was above its blended benchmark index and above the average return of its peer group.

The Portfolio was managed by Deutsche Asset Management until May, at which time its performance was in line with its benchmark. With the change in managers, we changed the benchmark to include an allocation to international stocks. This made it a more difficult target in 2005 because of the strong performance of non-U.S. stocks, and the Portfolio's return in the beginning of the year was below its new benchmark. Consequently, all of the Portfolio's outperformance for the reporting period was due to its new asset managers.

The Portfolio is managed as a "fund of funds," holding shares in other portfolios on Prudential annuity platforms. Their strong performance, particularly the U.S. large-cap growth stock components, made significant contributions to the Portfolio's return. The large-cap growth components were the T. Rowe Price Large Cap Growth (managed by AllianceBernstein up to December
5) and Marsico Capital Growth Portfolios. An emphasis on international equities above that in the new benchmark substantially boosted the Global Allocation Portfolio's return. An allocation to the T. Rowe Price Natural Resources Portfolio also added to performance as the energy sector outpaced the broad U.S. equity market by a wide margin.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------
For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST AMERICAN CENTURY                        DECEMBER 31, 2005
   STRATEGIC BALANCED PORTFOLIO
Subadvised by: American Century Investment Management
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                                           SINCE
                                                      1-YEAR    5-YEAR   INCEPTION
AST American Century Strategic Balanced Portfolio      4.61%     3.31%     6.56%

Balanced Blended Index                                 4.00      2.99      7.53

S&P 500 Index                                          4.91      0.54      7.63

Portfolio inception: 1/2/1997.

                        $10,000 INVESTED SINCE INCEPTION

                   [CHART OF $10,000 INVESTED SINCE INCEPTION]

                     AST American Centruy Strategic
                           Balanced Portfolio                    S&P 500 Index
12/31/1996                      $10,000                              $10,000
 6/30/1997                       10,660                               12,060
12/31/1997                       11,340                               13,335
 6/30/1998                       12,898                               15,698
12/31/1998                       13,754                               17,149
 6/30/1999                       14,675                               19,269
12/31/1999                       15,538                               20,756
 6/30/2000                       15,648                               20,667
12/31/2000                       15,055                               18,867
 6/30/2001                       14,793                               17,604
12/31/2001                       14,483                               16,626
 6/30/2002                       13,600                               14,440
12/31/2002                       13,072                               12,953
 6/30/2003                       14,276                               14,475
12/31/2003                       15,539                               16,666
 6/30/2004                       15,923                               17,240
12/31/2004                       16,935                               18,478
 6/30/2005                       17,183                               18,329
12/31/2005                       17,716                               19,385

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.
Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the American Century Strategic Balanced Portfolio had a total return that was slightly above its blended benchmark index and in line with the average return of its peer group.

The outperformance was due to favorable sector exposures: the Portfolio had larger exposures than its benchmark in strong sectors, such as the commodity-sensitive sectors and utilities, and less exposure in weak sectors. Sector weightings improved comparative performance in nine of 10 sectors.

Other characteristics of the overall Portfolio weakened its comparative performance, particularly the negative impact of its exposure to companies that paid dividends. That characteristic was not favored in the markets in 2005. Stock selection in most sectors also hurt the Portfolio's performance compared with the benchmark. The largest relative detractions were in the consumer discretionary sector, particularly in the automobile industry, and in the strong energy sector where the Portfolio's holdings failed to keep up with the benchmark. Outperformance in other sectors somewhat mitigated the impact.

The Portfolio's bonds detracted slightly from its performance. They were positioned to benefit from an expected rise in long-term interest rates that did not materialize. They had a large underweight in Treasury bonds in favor of corporate bonds, whereas Treasurys convincingly outperformed corporates.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------
For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST T. ROWE PRICE ASSET                     DECEMBER 31, 2005
   ALLOCATION PORTFOLIO
Subadvised by: T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                1-YEAR     5-YEAR      10-YEAR
AST T.Rowe Price Asset Allocation Portfolio      4.68%      4.37%        7.98%

Balanced Blended Index                           3.98       3.10         8.26

S&P 500 Index                                    4.91       0.54         9.07

Portfolio inception: 1/3/1994.

                        $10,000 INVESTED OVER 10 YEARS

          [CHART OF AST T.ROWE PRICE ASSET ALLOCATION PORTFOLIO]

                         AST T.Rowe Price Asset
                          Allocation Portfolio            Balanced Blended Index
12/31/1995                     $10,000                           $10,000
 6/30/1996                      10,427                            10,518
12/31/1996                      11,314                            11,465
 6/30/1997                      12,581                            12,984
12/31/1997                      13,396                            14,178
 6/30/1998                      14,847                            15,911
12/31/1998                      15,855                            17,206
 6/30/1999                      16,642                            18,300
12/31/1999                      17,485                            19,167
 6/30/2000                      17,738                            19,459
12/31/2000                      17,402                            18,991
 6/30/2001                      16,854                            18,524
12/31/2001                      16,568                            18,293
 6/30/2002                      15,785                            17,063
12/31/2002                      14,930                            16,551
 6/30/2003                      16,551                            18,073
12/31/2003                      18,516                            19,655
 6/30/2004                      19,078                            20,047
12/31/2004                      20,585                            21,275
 6/30/2005                      20,654                            21,411
12/31/2005                      21,548                            22,123

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.
Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the T. Rowe Price Asset Allocation Portfolio had a total return that was above its blended index and in line with the average return of its peer group.

The Portfolio benefited from its exposure to stocks other than large-cap U.S. stocks. This diversification is a characteristic result of its asset allocation process. In particular, it held stocks of small and midsize companies and international stocks. In 2005, midcap stocks performed better than stocks of either larger or smaller firms. International stocks far outperformed domestic equity. The Portfolio particularly benefited from holdings in emerging-market countries, led by positions in Brazil, Mexico, and the British Virgin Islands. Emerging-market stocks performed even better than shares in developed foreign countries.

The Portfolio also had sound stock selection, led by its consumer discretionary, consumer staples, telecommunications, and technology holdings. Its sector exposures helped its performance, particularly in the materials and telecommunications sectors. Within the materials sector, it benefited from its positions in construction materials and metals & mining. Its bond holdings also beat their performance target, led by their high yield ("Junk") bonds.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------
For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST T. ROWE PRICE GLOBAL BOND PORTFOLIO     DECEMBER 31, 2005
Subadvised by: T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                1-YEAR     5-YEAR       10-YEAR
AST T.Rowe Price Global Bond Portfolio          -4.49%      6.70%        4.01%

Lehman Brothers Global Aggregate Bond Index     -4.49       6.81         5.35

Portfolio inception: 5/2/1994.

                        $10,000 INVESTED OVER 10 YEARS

             [CHART OF AST T.ROWE PRICE GLOBAL BOND PORTFOLIO]

                         AST T.Rowe Price Global          Lehman Brothers Global
                              Bond Portfolio               Aggregate Bond Index
12/31/1995                       $10,000                         $10,000
 6/30/1996                         9,927                           9,920
12/31/1996                        10,598                          10,491
 6/30/1997                        10,327                          10,493
12/31/1997                        10,236                          10,888
 6/30/1998                        10,482                          11,259
12/31/1998                        11,743                          12,380
 6/30/1999                        10,562                          11,623
12/31/1999                        10,764                          11,740
 6/30/2000                        10,385                          11,806
12/31/2000                        10,715                          12,113
 6/30/2001                        10,499                          11,865
12/31/2001                        11,000                          12,303
 6/30/2002                        11,753                          13,292
12/31/2002                        12,653                          14,336
 6/30/2003                        13,573                          15,273
12/31/2003                        14,281                          16,130
 6/30/2004                        14,099                          15,977
12/31/2004                        15,515                          17,625
 6/30/2005                        15,111                          17,176
12/31/2005                        14,819                          16,835

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.
Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the T. Rowe Price Global Bond Portfolio had a total return that was in line with its benchmark index.

The year proved to be an eventful one for world bond markets. Among the notable developments were repeated increases in short-term interest rates by the Federal Reserve (the Fed), the first rate hike by the European Central Bank (ECB) in five years, and improvement in the financial health of some emerging-market nations.

The Fed continued its campaign to rein in a strong U.S. economy from overheating by raising short-term interest rates. From June 2004 through December 2005, the target for the federal funds rate on overnight loans between banks was increased by quarter-point increments 13 times, from 1.00% to 4.25%. Eight of the increases occurred in 2005. Meanwhile, the ECB only raised its benchmark interest rate from 2.00% to 2.25% as the 12-nation euro zone economy began to show signs of improvement. The Portfolio benefited from its overweight exposure to the European government bond market relative to the U.S. Treasury market. Of the two, European government bonds performed better because there was less upward pressure on interest rates than in U.S. Treasurys.

The U.S. dollar strengthened versus the euro, the Japanese yen, and the currencies of some other major trading partners of the United States. That said, currencies of some commodity producers, such as Mexico, strengthened versus the U.S. dollar, aided by rising prices for natural resources. An overweight position in Mexican bonds denominated in the peso aided the Portfolio's relative performance. Exposure to Brazilian bonds denominated in the U.S. dollar was another positive for the Portfolio. These bonds gained as the Brazilian Central Bank reduced the overnight interbank rate and the nation's fiscal and economic environment remained stable.

On the whole, currency selection was a drag on the Portfolio's performance. For example, an overweight exposure to the Swedish krona at the expense of the euro detracted from its return. However, the portfolio manager continues to believe the krona is undervalued relative to the euro as the Swedish currency is supported by fundamental factors, such as the nation's large trade surplus.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------
For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST GOLDMAN SACHS HIGH YIELD PORTFOLIO      DECEMBER 31, 2005
Subadvised by: Goldman Sachs Asset Management L.P.
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                  1-YEAR     5-YEAR      10-YEAR
AST Goldman Sachs High Yield Portfolio             1.12%      6.47%        5.25%

Lehman Brothers U.S. Corporate High Yield Index    2.74       8.85         6.54

Merrill Lynch High Yield Master Index              2.83       8.76         6.80

Portfolio inception: 1/3/1994.

                        $10,000 INVESTED OVER 10 YEARS

            [CHART OF AST GOLDMAN SACHS HIGH YIELD PORTFOLIO]

                                                                Lehman Brothers
                              AST Goldman Sachs                  U.S. Corporate
                            High Yield Portfolio                High Yield Index
12/31/1995                        $10,000                            $10,000
 6/30/1996                         10,328                             10,346
12/31/1996                         11,358                             11,135
 6/30/1997                         12,036                             11,783
12/31/1997                         12,902                             12,556
 6/30/1998                         13,427                             13,121
12/31/1998                         13,239                             12,791
 6/30/1999                         13,582                             13,072
12/31/1999                         13,503                             13,097
 6/30/2000                         13,186                             12,938
12/31/2000                         12,194                             12,329
 6/30/2001                         12,239                             12,813
12/31/2001                         12,211                             12,980
 6/30/2002                         12,030                             12,352
12/31/2002                         12,216                             12,798
 6/30/2003                         13,820                             15,164
12/31/2003                         14,853                             16,505
 6/30/2004                         15,099                             16,729
12/31/2004                         16,498                             18,342
 6/30/2005                         16,422                             18,545
12/31/2005                         16,683                             18,844

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.
Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the Goldman Sachs High Yield Portfolio had a total return that was below its benchmark index.

The U.S. high yield corporate bond market managed to post a modest positive return in 2005 despite a challenging investment environment. Among other developments, the market faced several high-profile corporate bankruptcies, a shakeup of historic proportions in the U.S. automotive industry, and rising commodity prices that pressured profitability in some industries.

The Portfolio is well diversified with more than 300 debt securities, but compared to the Index, it had overweight positions in several holdings that performed poorly. For example, it owned bonds of futures broker Refco, which filed for bankruptcy and sold its assets after it discovered that former Chief Executive Officer Phillip R. Bennett hid a $430 million debt from the company's books. The Portfolio held bonds of Smufit-Stone, a paper and packaging company, whose profit margins shrank because the company was unable to pass along higher raw materials costs to its customers. Similarly, the Portfolio had exposure to plastics and resin maker Pliant, which was also hurt by rising materials costs. Pliant was forced to restructure its bonds and credit structure.

The Portfolio's industry allocation strategy had a mixed impact on its performance. Compared to the Index, it had overweight exposures in chemicals, media, and consumer-related industries that contributed positively to its return. Comparatively underweight exposures to the energy and telecommunications industries detracted from the Portfolio's return, as did relatively overweight positions in the auto industry. The Portfolio will typically have underweight exposures to finance, real estate, utility, and retail bonds as their credit characteristics have a tendency to change dramatically and unpredictably.

The shakeup in the U.S. auto industry was among the most significant developments in the high yield market in 2005. Stiff competition from foreign auto makers and high labor costs hurt General Motors Corporation and Ford Motor Company, and their bonds were lowered from investment to speculative grade by major rating agencies. Cutbacks at these auto manufacturers and rising costs for industrial metals made for a tough operating environment for auto parts suppliers such as Delphi Corporation and Delco Remy, and the Portfolio had overweight exposures to both firms' bonds compared to the Index. Delphi filed for bankruptcy in 2005, and Delco Remy's bonds declined in value on the view that weaker auto sales would result in more anemic sales of auto parts.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------
For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST LORDABBETT BOND DEBENTURE PORTFOLIO     DECEMBER 31, 2005
Subadvised by: Lord, Abbett & Co. LLC
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                                         SINCE
                                               1-YEAR      5-YEAR      INCEPTION
AST LordAbbett Bond Debenture Portfolio         1.16%       5.95%        6.03%

Merrill Lynch U.S High Yield Master II Index    2.74        8.39         7.76

S&P 500 Index                                   4.91        0.54        -0.96

Portfolio inception: 10/23/2000.

                        $10,000 INVESTED SINCE INCEPTION

            [CHART OF AST LORDABBETT BOND DEBENTURE PORTFOLIO]

                        AST LordAbbett                  Merrill Lynch U.S.
                        Bond Debenture                      High Yield
                          Portfolio                       Master II Index
10/31/2000                 $10,000                            $10,000
12/31/2000                  10,150                              9,835
 6/30/2001                  10,208                             10,168
12/31/2001                  10,458                             10,276
 6/30/2002                  10,261                              9,724
12/31/2002                  10,501                             10,081
 6/30/2003                  11,630                             11,884
12/31/2003                  12,469                             12,919
 6/30/2004                  12,442                             13,095
12/31/2004                  13,393                             14,323
 6/30/2005                  13,334                             14,485
12/31/2005                  13,549                             14,715

                          [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the Lord Abbett Bond-Debenture Portfolio had a total return that was below its benchmark.

Considering the challenges facing the U.S. fixed income market in 2005, it did well to generate a modest positive return for the year. The market faced repeated increases in short-term interest rates by the Federal Reserve (the
Fed), a crisis in the U.S. automotive industry, and rising commodity and energy prices, which had a negative impact on many industries dependent on these resources.

Growing competition from foreign investors and high labor costs pressured the profitability of General Motors Corp. and Ford Motor Co. to such an extent that their bonds were lowered from investment grade to speculative grade by major rating agencies. In addition, auto parts suppliers faced a difficult operating environment due to cutbacks by auto manufacturers and an inability to pass along the cost of rising steel prices to their customers. The paper and packaging industries were also pressured by their inability to pass along higher costs (in this case, energy) to customers. Thus exposure to auto parts suppliers and paper and packaging firms detracted from the Portfolio's performance. Overall, the asset manager's sector allocation detracted from the Portfolio's return for the year, but there were some positives. For example, the Portfolio benefited from exposure to bonds of gaming companies, which have experienced increasing penetration of growing foreign markets, and bonds of energy exploration and production firms, which were aided by the sustained elevation in energy prices.

The Fed repeatedly raised short-term rates to reduce excess monetary stimulus in the U.S. economy. From June 2004 through December 2005, the target for the federal funds rate on overnight loans between banks was raised 13 times in quarter-point increments, from 1.00% to 4.25%. Eight of the increases occurred in 2005. Shorter-term bond yields are the most sensitive to changes in the federal funds rate. Therefore yields on shorter-term bonds rose sharply. Longer-term bond yields largely reflect inflation expectations in the economy, and because inflationary pressures were largely contained, their yields fluctuated in a range rather than moving sharply higher. Consequently, the yield curve flattened considerably in 2005. The Portfolio had an underweight exposure to longer-term investment-grade bonds. This hurt its performance in the first half of the year as the yield curve flattened, but it helped its performance in the second half of the year as yields on longer-term bonds moved toward the upper end of their range. Meanwhile, the Portfolio's allocation to convertible bonds slightly detracted from its performance for the year. Convertible bonds, which the manager believed were generally overvalued heading into 2005, only generated a modest return for the reporting period.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------
For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST PIMCO TOTAL RETURN PORTFOLIO            DECEMBER 31, 2005
Subadvised by: Pacific Investment Management Company, LLC
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                1-YEAR     5-YEAR       10-YEAR
AST PIMCO Total Return Portfolio                 2.50%      6.15%        6.34%

Lehman Brothers U.S. Aggregate Bond Index        2.43       5.87         6.16

Portfolio inception: 1/3/1994.

                        $10,000 INVESTED OVER 10 YEARS

               [CHART OF AST PIMCO TOTAL RETURN PORTFOLIO]

                          AST PIMCO Total Return               Lehman Brothers
                                Portfolio                    U.S. Aggregate Bond
12/31/1995                       $10,000                           $10,000
 6/30/1996                         9,793                             9,879
12/31/1996                        10,342                            10,363
 6/30/1997                        10,655                            10,684
12/31/1997                        11,363                            11,364
 6/30/1998                        11,828                            11,810
12/31/1998                        12,438                            12,351
 6/30/1999                        12,257                            12,181
12/31/1999                        12,302                            12,249
 6/30/2000                        12,790                            12,737
12/31/2000                        13,725                            13,673
 6/30/2001                        14,103                            14,168
12/31/2001                        14,942                            14,828
 6/30/2002                        15,440                            15,390
12/31/2002                        16,320                            16,348
 6/30/2003                        17,102                            16,991
12/31/2003                        17,188                            17,019
 6/30/2004                        17,275                            17,045
12/31/2004                        18,041                            17,758
 6/30/2005                        18,509                            18,204
12/31/2005                        18,493                            18,189

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.
Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the PIMCO Total Return Portfolio had a total return that was slightly above its benchmark index.

Considering the challenges facing the U.S. fixed income market in 2005, it did well to generate a modest positive return for the year. The bond market faced repeated increases in short-term interest rates by the Federal Reserve (the Fed) and a crisis in the U.S. auto industry. To prevent the U.S. economy from growing too fast and fueling higher inflation, the Fed continued its latest campaign to increase short-term interest rates. From June 2004 through December 2005, the target for the federal funds rate on overnight loans between banks was increased by quarter-point increments 13 times, from 1.00% to 4.25%. Eight of the increases occurred in 2005. As interest rates rose in the second half of 2005, the Portfolio's duration -- a measure of its sensitivity to changes in interest rates -- was above that of the Index. This hurt the Portfolio as its above-benchmark duration exposed it more fully to the impact of rising interest rates, which pushed bond prices lower, as bond prices move inversely to interest rates.

In other developed nations where economic growth was generally slower than in the United States, there was less upward pressure on interest rates. Consequently, their government bond markets generally outperformed the U.S. Treasury securities market on a currency-hedged basis. The Portfolio's allocation to non-U.S. government bond markets benefited its performance.

Stiff competition from foreign auto makers and high labor costs hurt General Motors Corp. and Ford Motor Co. to such an extent that their bonds were lowered from investment grade to speculative grade by major rating agencies. The auto industry turmoil and the trend toward higher short-term rates weighed on the investment-grade corporate bond market, which did not perform as well as comparable Treasuries in 2005. The Portfolio benefited from its underweight exposure to investment-grade corporate bonds relative to the Index. Mortgage-backed securities also underperformed comparable Treasuries. The Portfolio's overweight exposure to the mortgage-backed market detracted from its performance, but some of this negative impact was offset by the asset manager's favorable security selection within the mortgage-backed sector.

Meanwhile, emerging-market bonds performed well in 2005. A strong global economic expansion, the search for attractive yields in the global low-interest-rate environment, and rising prices for commodities and crude oil were among the factors that helped emerging-market bonds gain in value. The Portfolio's allocation to these debt securities enhanced its performance in 2005.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------
For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST PIMCO LIMITED MATURITY BOND PORTFOLIO   DECEMBER 31, 2005
Subadvised by: Pacific Investment Management Company, LLC
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                                1-YEAR     5-YEAR      10-YEAR
AST PIMCO Limited Maturity Bond Portfolio        1.63%      4.20%        4.98%

ML 1-3 Years Treasury Index                      1.67       3.67         4.79

Portfolio inception: 5/1/1995.

                        $10,000 INVESTED OVER 10 YEARS

         [CHART OF AST PIMCO LIMITED MATURITY BOND PORTFOLIO]

                   AST PIMCO Limited Maturity
                         Bond Portfolio              ML 1-3 Years Treasury Index
12/31/1995                  $10,000                             $10,000
 6/30/1996                   10,005                              10,135
12/31/1996                   10,390                              10,498
 6/30/1997                   10,729                              10,800
12/31/1997                   11,164                              11,197
 6/30/1998                   11,431                              11,535
12/31/1998                   11,803                              11,980
 6/30/1999                   11,987                              12,120
12/31/1999                   12,201                              12,347
 6/30/2000                   12,573                              12,716
12/31/2000                   13,230                              13,334
 6/30/2001                   13,855                              13,863
12/31/2001                   14,284                              14,441
 6/30/2002                   14,677                              14,785
12/31/2002                   15,171                              15,272
 6/30/2003                   15,559                              15,472
12/31/2003                   15,670                              15,562
 6/30/2004                   15,706                              15,550
12/31/2004                   15,993                              15,703
 6/30/2005                   16,137                              15,841
12/31/2005                   16,254                              15,965

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.
Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the PIMCO Limited Maturity Portfolio had a total return that was slightly below its benchmark index.

An ongoing campaign by the Federal Reserve to reduce excess monetary stimulus in the U.S. economy weighed on prices of shorter-term bonds in the United States during 2005. From June 2004 through December 2005, the target for the federal funds rate on overnight loans between banks was increased by quarter-point increments 13 times, from 1.00% to 4.25%. Eight of the increases occurred in 2005. Shorter-term bonds closely track changes in the federal funds rate. Therefore their yields rose considerably, which pressured their prices as bond prices move inversely to yields. Under these market conditions, the Portfolio's duration was shorter than that of the Index. (Duration measures a portfolio's sensitivity to changes in interest rates.) Having a shorter duration benefited the Portfolio by providing some insulation from the trend toward higher short-term rates.

The asset manager's sector allocation strategy had a mixed impact on the performance of the Portfolio. Overweight exposures to investment-grade corporate bonds and mortgage-backed securities versus the Index detracted from the Portfolio's relative performance as both sectors underperformed comparable U.S. Treasury securities in 2005. Meanwhile, emerging-market bonds performed well in 2005. A lack of alternative investments with attractive yields in the global low-interest-rate environment, rising prices for crude oil and other commodities, and the improving financial positions of some developing nations were among the factors that helped emerging-market bonds gain in value. The Portfolio's allocation to these debt securities enhanced its performance in 2005.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------
For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST MONEY MARKET PORTFOLIO                  DECEMBER 31, 2005
Subadvised by: Prudential Investment Management, Inc.
--------------------------------------------------------------------------------

REPORT OF THE INVESTMENT MANAGERS
---------------------------------
PERFORMANCE SUMMARY - AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES

                                           7-DAY
                                          CURRENT
                                         NET YIELD    1-YEAR     5-YEAR      10-YEAR
AST Money Market Portfolio                 3.57%       2.73%      1.85%        3.51%

Lipper (VIP) Money Market Funds Average     N/A        2.69       1.85         3.55

Portfolio inception: 11/5/1992.

                          SEVEN-DAY CURRENT NET YIELDS

               [CHART OF AST MONEY MARKET 7-DAY YIELD]

                  AST Money Market 7 Day Yield       iMoneyNet's Prime Retail
12/28/2004                   1.67%                            1.42%
  1/4/2005                   2.17                             1.44
 1/11/2005                   1.69                             1.47
 1/18/2005                   1.73                             1.50
 1/25/2005                   1.76                             1.52
  2/1/2005                   1.85                             1.57
  2/8/2005                   1.87                             1.62
 2/15/2005                   1.91                             1.67
 2/22/2005                   1.92                             1.69
  3/1/2005                   1.97                             1.74
  3/8/2005                   2.OO                             1.75
 3/15/2005                   2.05                             1.79
 3/22/2005                   2.10                             1.85
 3/29/2005                   2.22                             1.92
  4/5/2005                   2.20                             1.97
 4/12/2005                   2.19                             1.99
 4/19/2005                   2.21                             2.03
 4/26/2005                   2.22                             2.05
  5/3/2005                   2.33                             2.12
 5/10/2005                   2.34                             2.17
 5/17/2005                   2.35                             2.21
 5/24/2005                   2.35                             2.23
 5/31/2005                   2.36                             2.25
  6/7/2005                   2.40                             2.27
 6/14/2005                   2.38                             2.29
 6/21/2005                   2.40                             2.32
 6/28/2005                   2.47                             2.36
  7/5/2005                   2.69                             2.42
 7/12/2005                   2.70                             2.44
 7/19/2005                   2.76                             2.48
 7/26/2005                   2.89                             2.51
  8/2/2005                   3.00                             2.54
  8/9/2005                   3.07                             2.59
 8/16/2005                   3.10                             2.65
 8/23/2005                   3.06                             2.69
 8/30/2005                   3.05                             2.73
  9/6/2005                   3.01                             2.75
 9/13/2005                   3.00                             2.77
 9/20/2005                   3.08                             2.82
 9/27/2005                   3.19                             2.89
 10/4/2005                   3.24                             2.94
10/11/2005                   3.25                             2.96
10/18/2005                   3.26                             2.99
10/25/2005                   3.32                             3.02
 11/1/2005                   3.48                             3.08
 11/8/2005                   3.53                             3.13
11/15/2005                   3.42                             3.17
11/22/2005                   3.48                             3.20
11/29/2005                   3.49                             3.24
 12/6/2005                   3.49                             3.27
12/13/2005                   3.61                             3.34
12/20/2005                   3.62                             3.41
12/27/2005                   3.67                             3.44

                                   [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES, BUT NOT PRODUCT CHARGES, WHICH, IF INCLUDED, WOULD SIGNIFICANTLY LOWER THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PAST PERFORMANCE DATA QUOTED.
Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

--------------------------------------------------------------------------------

For the year ended December 31, 2005, the Money Market Portfolio had a total return of 2.73% that was slightly above the average of its peer group. From January 1, 2005, through October 30, 2005, the Portfolio was managed by Wells Capital Management, Inc., which has since been replaced by Prudential Investment Management, Inc. (PIM).

For the first 10 months of the year, policymakers at the Federal Reserve (the
Fed) continued their ongoing campaign to increase short-term interest rates to reduce the excess monetary stimulus in the U.S. economy. The target for the federal funds rate on overnight loans between banks was raised six times in quarter-point increments, from 2.25% to 3.75%. The slope of the money market yield curve flattened as shorter-term money market yields rose faster than longer-term money market yields.

The short-term rate hikes proceeded in a steady fashion. However, longer-term money market yields fell sharply during late August and early September amid speculation in the financial markets that the economic consequences of Hurricane Katrina might cause Fed policymakers to leave rates unchanged at their meeting in late September. But yields soon resumed their climb and Fed policymakers again raised short-term rates, noting that they believed the storm's negative effect on the economy would prove transitory. Because the Portfolio was positioned for rising rates, the resumption of the trend toward higher yields had a positive impact on its performance. Among the Portfolio's holdings, shorter-term securities whose proceeds could be frequently reinvested at higher rates performed well, as did variable-rate notes with coupons that reset to higher levels as the federal funds rate rose. Investments in longer-term money market instruments enhanced the Portfolio's yield in the short run, but were a drag on its performance in the long run.

During the last two months of the year, the target for the federal funds rate was increased twice, going from 3.75% to 4.25%. The timing of Fed policymakers' meetings played a key role in the asset manager's investment strategy. The Portfolio invested in securities that matured around the time of the Fed meeting in December. This allowed it to reinvest the proceeds in higher- yielding securities that became available after the federal funds rate was increased. The Portfolio also purchased longer-term money market securities that were attractively priced because they matured after the end of the year. This positioned the Portfolio's average maturity either in line with, or longer than, its competitive average in the final two months of the year.

Prudential Investments LLC and American Skandia Investment Services Inc. (ASISI) are co-managers of the Trust.

--------------------------------------------------------------------------------
For average and index definitions, refer to the Glossary of Benchmark Definitions page. INVESTORS CANNOT INVEST DIRECTLY IN A MARKET INDEX OR AVERAGE. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

                  This page has been intentionally left blank.

            American Skandia Trust Presentation of Portfolio Holdings
            ---------------------------------------------------------
                       as of December 31, 2005 (Unaudited)
                       -----------------------------------

--------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
Total SA                                                        4.1%
Eni SpA                                                         3.3%
HSBC Holdings PLC                                               3.1%
Vodafone Group PLC                                              2.6%
GlaxoSmithKline PLC                                             2.5%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST MFS GLOBAL EQUITY
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
Reckitt Benckiser PLC                                           3.8%
Nestle SA                                                       3.0%
L' Air Liquide SA                                               2.8%
Roche Holding AG                                                2.2%
Samsung Electronics Co. Ltd.                                    2.2%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
Advance Auto Parts, Inc.                                        5.9%
Central European Media Enterprises Ltd. (Class "A" Stock)       4.6%
EGL, Inc.                                                       3.2%
ABX Air, Inc.                                                   2.7%
CSR PLC                                                         2.6%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST DeAM SMALL CAP VALUE
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
Central Pacific Financial Corp.                                 1.7%
FirstFed Financial Corp.                                        1.6%
Corus Bankshares, Inc.                                          1.5%
Navigators Group, Inc.                                          1.4%
Silgan Holdings, Inc.                                           1.4%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST NEUBERGER BERMAN MIDCAP VALUE
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
Canadian Natural Resources Ltd.                                 2.6%
Centex Corp.                                                    2.4%
TXU Corp.                                                       2.4%
Arch Coal, Inc.                                                 2.3%
Joy Global, Inc.                                                2.2%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST T.ROWE PRICE LARGECAP GROWTH
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
General Electric Co.                                            4.5%
Microsoft Corp.                                                 3.9%
UnitedHealth Group, Inc.                                        3.6%
Wal-Mart Stores, Inc.                                           2.7%
Rogers Communications, Inc.                                     2.5%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
Freddie Mac                                                     7.5%
McGraw-Hill Cos., Inc.                                          6.3%
First Data Corp.                                                5.7%
Schlumberger Ltd.                                               5.4%
Microsoft Corp.                                                 4.5%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST ALLIANCEBERNSTEIN CORE VALUE
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
Exxon Mobil Corp.                                               5.8%
Citigroup, Inc.                                                 4.9%
Bank of America Corp.                                           3.7%
Pfizer, Inc.                                                    2.7%
J.P. Morgan Chase & Co.                                         2.3%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST WILLIAM BLAIR INTERNATIONAL GROWTH
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
Roche Holding AG                                                3.0%
Mitsubishi UFJ Financial Group, Inc.                            2.9%
BG Group PLC                                                    2.9%
SAP AG                                                          2.7%
Orix Corp.                                                      2.6%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST SMALL CAP GROWTH
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
Aleris International, Inc.                                      2.1%
Waste Connections, Inc.                                         1.8%
Bucyrus International, Inc. (Class "A" Stock)                   1.8%
Factset Research Systems, Inc.                                  1.7%
Unit Corp.                                                      1.6%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST GOLDMAN SACHS SMALLCAP VALUE
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
Wabash National Corp.                                           1.5%
Accredited Home Lenders Holding Co.                             1.4%
Range Resources Corp.                                           1.3%
Select Comfort Corp.                                            1.2%
West Corp.                                                      1.1%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
Biomet, Inc.                                                    2.3%
WW Grainger, Inc.                                               2.3%
Fortune Brands, Inc.                                            2.2%
Amphenol Corp.                                                  2.1%
Harman International Industries, Inc.                           2.1%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST MIDCAP VALUE
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
Darden Restaurants, Inc.                                        2.4%
Computer Sciences Corp                                          2.1%
Sovereign Bancorp, Inc.                                         2.1%
Hormel Foods Corp.                                              2.0%
Idacorp, Inc.                                                   2.0%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST MFS GROWTH
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
American International Group, Inc.                              2.5%
General Electric Co.                                            2.3%
Wyeth                                                           2.1%
Microsoft Corp.                                                 2.1%
Google, Inc. (Class "A" Stock)                                  2.1%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST DeAM LARGECAP VALUE
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
Exxon Mobil Corp.                                               4.5%
Citigroup, Inc.                                                 4.2%
Pfizer, Inc.                                                    3.0%
Wells Fargo & Co.                                               2.9%
Verizon Communications, Inc.                                    2.4%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST COHEN & STEERS REALTY
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
Simon Property Group, Inc., REIT                                5.6%
Avalonbay Communities, Inc., REIT                               4.8%
Boston Properties, Inc., REIT                                   4.8%
Vornado Realty Trust, REIT                                      4.7%
ProLogis, REIT                                                  4.3%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST LSV INTERNATIONAL VALUE
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
UBS AG                                                          2.1%
Barclays PLC                                                    1.8%
BNP Paribas SA                                                  1.8%
Royal Dutch Shell (Class "B" Stock)                             1.8%
Toyota Motor Corp.                                              1.8%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST DeAM SMALL CAP GROWTH
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
Pacific Sunwear of California                                   1.3%
Eagle Materials, Inc.                                           1.2%
SVB Financial Group                                             1.2%
Frontier Oil Corp.                                              1.2%
JLG Industries, Inc.                                            1.1%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST SMALLCAP VALUE
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
JLG Industries, Inc.                                            0.7%
Applied Industrial Technologies, Inc.                           0.7%
Mid-America Apartment Communities, Inc.                         0.6%
CarrAmerica Realty Corp.                                        0.6%
FMC Corp.                                                       0.6%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST NEUBERGER BERMAN MIDCAP GROWTH
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
National-Oilwell Varco, Inc.                                    1.9%
Corporate Executive Board Co. (The)                             1.9%
Peabody Energy Corp.                                            1.8%
Nextel Partners, Inc. (Class ''A'' Stock)                       1.8%
Marvell Technology Group Ltd. (Bermuda)                         1.7%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST T.ROWE PRICE NATURAL RESOURCES
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
Royal Dutch Petroleum Co. NY                                    2.9%
Schlumberger Ltd.                                               2.7%
Exxon Mobil Corp.                                               2.7%
Cooper Cameron Corp.                                            2.6%
Canadian Natural Resources Ltd.                                 2.5%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
UnitedHealth Group, Inc.                                        7.4%
Genentech, Inc.                                                 6.3%
Apple Computer, Inc.                                            4.5%
Lowe's Cos., Inc.                                               4.5%
FedEx Corp.                                                     3.5%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST LARGE CAP VALUE
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
Exxon Mobil Corp.                                               2.8%
Lennar Corp. (Class "A" Stock)                                  2.7%
Citigroup, Inc.                                                 2.6%
Electronic Data Systems Corp.                                   2.3%
Altria Group, Inc.                                              2.3%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST ALLIANCEBERNSTEIN MANAGED INDEX 500
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
General Electric Co.                                            4.2%
Citigroup, Inc.                                                 3.1%
Exxon Mobil Corp                                                3.1%
Microsoft Corp                                                  2.6%
Procter & Gamble Co.                                            2.5%
--------------------------------------------------------------------

For a complete listing of holdings, refer to the Schedule of Investments section of this report.
Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

            American Skandia Trust Presentation of Portfolio Holdings
            ---------------------------------------------------------
                       as of December 31, 2005 (Unaudited)
                       -----------------------------------

--------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
Bank of America Corp.                                           4.9%
Intel Corp.                                                     3.8%
Exxon Mobil Corp.                                               3.4%
Washington Mutual, Inc.                                         2.8%
ChevronTexaco Corp.                                             2.8%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST AMERICAN CENTURY STRATEGIC BALANCED
--------------------------------------------------------------------
Five Largest Holdings Issues                    (% of Net Assets)
-----------------------------------------------------------------
Federal Home Loan Banks, 3.40%, 1/3/06                          3.5%
FNMA, 6.00%, TBA                                                2.9%
Exxon Mobil Corp.                                               2.5%
FNMA, 5.25%, 4/15/07                                            1.9%
U.S. Treasury Notes, 4.25%, 8/15/15                             1.7%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST LORD ABBETT BOND-DEBENTURE
--------------------------------------------------------------------
Five Largest Holdings Issues                    (% of Net Assets)
-----------------------------------------------------------------
U.S. T-Note, 5.50%, 2/15/08                                     3.1%
U.S. T-Note, 5.00%, 2/15/11                                     2.3%
FNMA, 6.00%, 12/1/35                                            1.5%
FNMA, 6.50%, 5/1/35                                             1.5%
El Paso Corp., Sr. Notes                                        1.3%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST T.ROWE PRICE ASSET ALLOCATION
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
General Electric Co.                                            2.3%
Exxon Mobil Corp.                                               1.7%
Citigroup, Inc.                                                 1.4%
Microsoft Corp.                                                 1.1%
Procter & Gamble Co.                                            1.0%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio                          22.6%
AST Large-Cap Value Portfolio                                  12.9%
AST Marsico Capital Growth Portfolio                           10.9%
AST T.Rowe Price Large-Cap Growth Portfolio                    10.9%
AST William Blair International Growth Portfolio               10.1%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH & INCOME
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
American International Group, Inc.                              4.7%
Citigroup, Inc.                                                 4.2%
Fannie Mae                                                      4.1%
General Electric Co.                                            3.9%
JP Morgan Chase & Co.                                           3.9%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST T.ROWE PRICE GLOBAL BOND
--------------------------------------------------------------------
Five Largest Holdings Issues                    (% of Net Assets)
-----------------------------------------------------------------
French Government Bonds, 5.00%, 4/25/12                         2.3%
Government of France Bonds, 5.25%, 4/25/08                      2.2%
German Government Bonds, 3.25%, 7/14/15                         2.1%
U.S. Treasury Notes, 5.75%, 8/15/10                             2.0%
Mexican Government Bonds, 9.50%, 12/18/14                       1.8%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND
--------------------------------------------------------------------
Five Largest Holdings Issues                    (% of Net Assets)
-----------------------------------------------------------------
FNMA, 5.00%, 2/13/36                                            4.8%
FNMA, 5.50%, 1/1/35                                             3.5%
FNMA, 5.50%, 11/1/34                                            3.4%
FNMA, 5.50%, 1/12/36                                            2.8%
Federal Home Loan Bank, 5.50%, 1/12/36                          2.4%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST CONSERVATIVE ASSET ALLOCATION
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio                          29.5%
AST Large-Cap Value Portfolio                                  10.9%
AST Marsico Capital Growth Portfolio                            8.9%
AST T.Rowe Price Large-Cap Growth Portfolio                     8.9%
AST William Blair International Growth Portfolio                8.5%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
AST Large-Cap Value Portfolio                                  15.9%
AST Marsico Capital Growth Portfolio                           12.9%
AST T. Rowe Price Large-Cap Growth Portfolio                   12.8%
AST William Blair International Growth Portfolio               12.6%
AST PIMCO Total Return Bond Portfolio                          11.8%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST GLOBAL ALLOCATION
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio                          28.5%
AST Marsico Capital Growth Portfolio                           11.5%
AST Large-Cap Value Portfolio                                  11.4%
AST T. Rowe Price Large-Cap Growth Portfolio                    9.9%
AST William Blair International Growth Portfolio                8.2%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST GOLDMAN SACHS HIGH YIELD BOND
--------------------------------------------------------------------
Five Largest Holdings Issues                    (% of Net Assets)
-----------------------------------------------------------------
WDAC Subsidiary Corp., Sr. Notes                                1.0%
HCA, Inc., Notes                                                1.0%
Ray Acquisition SCA, Sr. Sub. Notes                             1.0%
Graham Packaging Co., Sub. Notes 144A                           0.9%
Hertz Corp., Sr. Sub. Notes                                     0.8%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND
--------------------------------------------------------------------
Five Largest Holdings Issues                    (% of Net Assets)
-----------------------------------------------------------------
FNMA, 5.50%, 1/12/36                                            4.5%
FNMA, 4.268%, 5/22/06                                           3.8%
U.S. Treasury Notes, 3.50%, 12/15/09                            2.9%
Federal Home Loan Bank, 4.36%, 6/13/06                          2.5%
FNMA, 4.325%, 9/7/06                                            1.7%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST PRESERVATION ASSET MANAGEMENT
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio                          46.3%
AST Large-Cap Value Portfolio                                   6.9%
AST Marsico Capital Growth Portfolio                            5.9%
AST T. Rowe Price Large-Cap Growth Portfolio                    5.9%
AST Goldman Sachs High Yield Bond Portfolio                     4.9%
--------------------------------------------------------------------

--------------------------------------------------------------------
AST AGGRESSIVE ASSET ALLOCATION
--------------------------------------------------------------------
Five Largest Holdings                           (% of Net Assets)
-----------------------------------------------------------------
AST Large-Cap Value Portfolio                                  19.4%
AST William Blair International Growth Portfolio               15.8%
AST Marsico Capital Growth Portfolio                           15.5%
AST T. Rowe Price Large-Cap Growth Portfolio                   15.4%
AST LSV International Value Portfolio                          13.8%
--------------------------------------------------------------------

For a complete listing of holdings, refer to the Schedule of Investments section of this report.
Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

                          FEES AND EXPENSES (UNAUDITED)

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2005 through December 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     ANNUALIZED
                                                           BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSE RATIO      EXPENSES PAID
                                                                 VALUE              VALUE           BASED ON THE     DURING THE SIX-
AMERICAN SKANDIA TRUST PORTFOLIOS                            JULY 1, 2005     DECEMBER 31, 2005   SIX-MONTH PERIOD    MONTH PERIOD*
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,136.23            1.03%              $5.55
AST JP MORGAN INTERNATIONAL EQUITY
                                             Hypothetical       $1,000.00         $1,020.01            1.03%              $5.24
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,175.73            1.08%              $5.92
AST WILLIAM BLAIR INTERNATIONAL GROWTH
                                             Hypothetical       $1,000.00         $1,019.76            1.08%              $5.50
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,136.75            1.09%              $5.87
AST LSV INTERNATIONAL VALUE
                                             Hypothetical       $1,000.00         $1,019.71            1.09%              $5.55
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,105.53            1.22%              $6.47
AST MFS GLOBAL EQUITY
                                             Hypothetical       $1,000.00         $1,019.06            1.22%              $6.21
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,049.22            0.96%              $4.96
AST SMALL-CAP GROWTH
                                             Hypothetical       $1,000.00         $1,020.37            0.96%              $4.89
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,059.42            1.11%              $5.76
AST DeAM SMALL-CAP GROWTH
                                             Hypothetical       $1,000.00         $1,019.61            1.11%              $5.65
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,091.86            1.08%              $5.69
AST FEDERATED AGGRESSIVE GROWTH
                                             Hypothetical       $1,000.00         $1,019.76            1.08%              $5.50
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     ANNUALIZED
                                                           BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSE RATIO      EXPENSES PAID
                                                                 VALUE              VALUE           BASED ON THE     DURING THE SIX-
AMERICAN SKANDIA TRUST PORTFOLIOS                            JULY 1, 2005     DECEMBER 31, 2005   SIX-MONTH PERIOD    MONTH PERIOD*
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,057.04            1.14%              $5.91
AST GOLDMAN SACHS SMALL-CAP VALUE
                                             Hypothetical       $1,000.00         $1,019.46            1.14%              $5.80
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,045.17            1.06%              $5.46
AST SMALL-CAP VALUE
                                             Hypothetical       $1,000.00         $1,019.86            1.06%              $5.40
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,000.00            1.02%              $5.14
AST DeAM SMALL-CAP VALUE
                                             Hypothetical       $1,000.00         $1,020.06            1.02%              $5.19
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,066.98            1.15%              $5.99
AST GOLDMAN SACHS MID-CAP GROWTH
                                             Hypothetical       $1,000.00         $1,019.41            1.15%              $5.85
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,113.80            1.00%              $5.33
AST NEUBERGER BERMAN MID-CAP GROWTH
                                             Hypothetical       $1,000.00         $1,020.16            1.00%              $5.09
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,084.30            1.01%              $5.31
AST NEUBERGER BERMAN MID-CAP VALUE
                                             Hypothetical       $1,000.00         $1,020.11            1.01%              $5.14
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,042.93            1.13%              $5.82
AST MID-CAP VALUE
                                             Hypothetical       $1,000.00         $1,019.51            1.13%              $5.75
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,188.53            1.05%              $5.79
AST T.ROWE PRICE NATURAL RESOURCES
                                             Hypothetical       $1,000.00         $1,019.91            1.05%              $5.35
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,174.86            1.02%              $5.59
AST T. ROWE PRICE LARGE-CAP GROWTH
                                             Hypothetical       $1,000.00         $1,020.06            1.02%              $5.19
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,080.50            1.04%              $5.45
AST MFS GROWTH
                                             Hypothetical       $1,000.00         $1,019.96            1.04%              $5.30
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,079.79            1.00%              $5.24
AST MARSICO CAPITAL GROWTH
                                             Hypothetical       $1,000.00         $1,020.16            1.00%              $5.09
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,069.80            0.94%              $4.90
AST GOLDMAN SACHS CONCENTRATED GROWTH
                                             Hypothetical       $1,000.00         $1,020.47            0.94%              $4.79
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,076.66            1.04%              $5.44
AST DeAM LARGE-CAP VALUE
                                             Hypothetical       $1,000.00         $1,019.96            1.04%              $5.30
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,028.69            0.88%              $4.50
AST LARGE-CAP VALUE
                                             Hypothetical       $1,000.00         $1,020.77            0.88%              $4.48
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,046.22            0.90%              $4.64
AST ALLIANCEBERSTEIN CORE VALUE
                                             Hypothetical       $1,000.00         $1,020.67            0.90%              $4.58
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,071.08            1.15%              $6.00
AST COHEN & STEERS REALTY
                                             Hypothetical       $1,000.00         $1,019.41            1.15%              $5.85
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,055.22            0.92%              $4.77
AST ALLIANCEBERSTEIN MANAGED INDEX 500
                                             Hypothetical       $1,000.00         $1,020.57            0.92%              $4.69
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,041.88            0.90%              $4.63
AST AMERICAN CENTURY INCOME & GROWTH
                                             Hypothetical       $1,000.00         $1,020.67            0.90%              $4.58
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     ANNUALIZED
                                                           BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSE RATIO      EXPENSES PAID
                                                                 VALUE              VALUE           BASED ON THE     DURING THE SIX-
AMERICAN SKANDIA TRUST PORTFOLIOS                            JULY 1, 2005     DECEMBER 31, 2005   SIX-MONTH PERIOD    MONTH PERIOD*
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,050.96            0.84%              $4.34
AST ALLIANCEBERSTEIN GROWTH & INCOME
                                             Hypothetical       $1,000.00         $1,020.97            0.84%              $4.28
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,059.91            0.17%              $0.88
AST GLOBAL ALLOCATION
                                             Hypothetical       $1,000.00         $1,024.35            0.17%              $0.87
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,031.02            1.05%              $5.38
AST AMERICAN CENTURY STRATEGIC BALANCED
                                             Hypothetical       $1,000.00         $1,019.91            1.05%              $5.35
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,043.26            1.04%              $5.36
AST T.ROWE PRICE ASSET ALLOCATION
                                             Hypothetical       $1,000.00         $1,019.96            1.04%              $5.30
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $ 980.70             1.00%              $4.99
AST T.ROWE PRICE GLOBAL BOND
                                             Hypothetical       $1,000.00         $1,020.16            1.00%              $5.09
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,015.93            0.90%              $4.57
AST GOLDMAN SACHS HIGH YIELD BOND
                                             Hypothetical       $1,000.00         $1,020.67            0.90%              $4.58
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,016.14            0.90%              $4.57
AST LORD ABBETT BOND-DEBENTURE
                                             Hypothetical       $1,000.00         $1,020.67            0.90%              $4.58
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $ 999.13             0.79%              $3.98
AST PIMCO TOTAL RETURN BOND
                                             Hypothetical       $1,000.00         $1,021.22            0.79%              $4.02
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,007.26            0.77%              $3.90
AST PIMCO LIMITED MATURITY BOND
                                             Hypothetical       $1,000.00         $1,021.32            0.77%              $3.92
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual             $1,000.00         $1,016.56            0.58%              $2.95
AST MONEY MARKET
                                             Hypothetical       $1,000.00         $1,022.28            0.58%              $2.96
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual**           $1,000.00         $1,001.00            0.20%              $0.00
AST AGGRESSIVE ASSET ALLOCATION
                                             Hypothetical       $1,000.00         $1,024.20            0.20%              $1.02
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual**           $1,000.00         $1,003.00            0.20%              $0.00
AST BALANCED ASSET ALLOCATION
                                             Hypothetical       $1,000.00         $1,024.25            0.20%              $1.02
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual**           $1,000.00         $1,002.00            0.20%              $0.00
AST CAPITAL GROWTH ASSET ALLOCATION
                                             Hypothetical       $1,000.00         $1,024.25            0.20%              $1.02
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual**           $1,000.00         $1,004.00            0.20%              $0.00
AST CONSERVATIVE ASSET ALLOCATION
                                             Hypothetical       $1,000.00         $1,024.20            0.20%              $1.02
------------------------------------------------------------------------------------------------------------------------------------
                                             Actual**           $1,000.00         $1,005.00            0.20%              $0.00
AST PRESERVATION ASSET ALLOCATION
                                             Hypothetical       $1,000.00         $1,024.20            0.20%              $1.02
------------------------------------------------------------------------------------------------------------------------------------

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2005, and divided by the 365 days in the Portfolio's fiscal year ended December 31, 2005 (to reflect the six-month period) with the exception of the AST Aggressive Asset Allocation, AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, AST Conservative Asset Allocation, and AST Preservation Asset Allocation Portfolios 'Actual' information which reflects the 27 day period ended December 31, 2005 due to its inception date of December 5, 2005.

** AST Aggressive Asset Allocation, AST Balanced Asset Allocation, AST Capital
   Growth Asset Allocation, AST Conservative Asset Allocation, and AST Preservation Asset Allocation Portfolios commenced operations on December 5, 2005.

                This page has been intentionally left blank.

                 -----------------------------------------------
                   AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                 -----------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
    Investments at value:
    Unaffiliated investments (cost $374,598,232) ................................  $465,724,559
    Affiliated investments (cost $4,972,054) ....................................     4,972,054
    Cash ........................................................................         2,229
    Foreign currency, at value (cost $91,954) ...................................        64,442
    Dividends and interest receivable ...........................................     1,087,386
    Prepaid expenses ............................................................        10,376
    Receivable for capital stock sold ...........................................        10,143
                                                                                   ------------
        Total Assets ............................................................   471,871,189
                                                                                   ------------
LIABILITIES:
    Payable for capital stock repurchased .......................................     2,151,243
    Advisory fees payable .......................................................       283,733
    Accrued expenses and other liabilities ......................................        36,149
    Deferred trustees'fees ......................................................         7,559
    Shareholder servicing fees payable ..........................................         3,906
                                                                                   ------------
        Total Liabilities .......................................................     2,482,590
                                                                                   ------------
NET ASSETS ......................................................................  $469,388,599
                                                                                   ------------
    Net assets were comprised of:
        Common stock, at $.001 par value ........................................  $     23,353
        Paid-in capital in excess of par ........................................   489,810,100
                                                                                   ------------
                                                                                    489,833,453
        Undistributed net investment income .....................................     5,821,306
        Accumulated net realized loss on investments ............................  (117,364,974)
        Net unrealized appreciation on investments and
          foreign currencies ....................................................    91,098,814
                                                                                   ------------
        Net assets, December 31, 2005 ...........................................  $469,388,599
                                                                                   ============
Net asset value and redemption price per share,
    $469,388,599/23,353,341 outstanding
    shares of common stock ......................................................  $      20.10
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
    Unaffiliated dividend income (net of $1,044,465
       foreign withholding tax) ...................................................  $10,092,719
    Unaffiliated interest .........................................................      184,462
    Affiliated dividend income ....................................................       42,149
    Affiliated income from securities lending, net ................................          864
                                                                                     -----------
                                                                                      10,320,194
                                                                                     -----------
EXPENSES
    Advisory fees .................................................................    3,627,835
    Shareholder servicing fees and expenses .......................................      413,569
    Custodian and accounting fees .................................................      285,000
    Audit fee .....................................................................       19,000
    Trustees'fees .................................................................       13,000
    Insurance expenses ............................................................        8,000
    Legal fees and expenses .......................................................        7,000
    Miscellaneous .................................................................       37,493
                                                                                     -----------
       Total expenses .............................................................    4,410,897
                                                                                     -----------
NET INVESTMENT INCOME .............................................................    5,909,297
                                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
       Investment transactions ....................................................    3,193,877
       Foreign currency transactions ..............................................      (80,432)
                                                                                     -----------
                                                                                       3,113,445
                                                                                     -----------
    Net change in unrealized appreciation (depreciation) on:
       Investments ................................................................   37,236,201
       Foreign currencies .........................................................      (65,088)
                                                                                     -----------
                                                                                      37,171,113
                                                                                     -----------
NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES ................................................................   40,284,558
                                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS ...................................................................  $46,193,855
                                                                                     ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                                     -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ........................................................      $  5,909,297       $  4,288,266
    Net realized gain on investments and foreign currencies ......................         3,113,445         69,315,410
    Net change in unrealized appreciation (depreciation) on investments
       and foreign currencies ....................................................        37,171,113        (21,928,683)
                                                                                        ------------       ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................        46,193,855         51,674,993
                                                                                        ------------       ------------
DIVIDENDS:
    Dividends from net investment income .........................................        (4,437,202)        (3,597,872)
                                                                                        ------------       ------------
CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [6,699,062 and 3,877,910 shares, respectively]   ..........       123,105,759         66,608,802
    Capital stock issued in reinvestment of dividends [248,583 and 229,018
       shares, respectively] .....................................................         4,437,202          3,597,872
    Capital stock repurchased [4,324,547 and 4,820,971 shares, respectively] .....       (79,471,416)       (77,762,221)
                                                                                        ------------       ------------
    INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ..        48,071,545         (7,555,547)
                                                                                        ------------       ------------
TOTAL INCREASE IN NET ASSETS .....................................................        89,828,198         40,521,574
NET ASSETS:
    Beginning of year ............................................................       379,560,401        339,038,827
                                                                                        ------------       ------------
    End of year(a) ...............................................................      $469,388,599       $379,560,401
                                                                                        ============       ============
    (a) Includes undistributed net investment income of ..........................      $  5,821,306       $  4,429,643
                                                                                        ------------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A1

              -----------------------------------------------------
                AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
              -----------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
    Investments at value, including securities on loan
       of $17,654,487:
    Unaffiliated investments (cost $1,424,793,483) ..............................  $1,770,830,772
    Affiliated investments (cost $69,027,986) ...................................      69,027,986
    Cash ........................................................................         114,015
    Foreign currency, at value (cost $20,739,563) ...............................      21,189,722
    Receivable for capital stock sold ...........................................       2,184,870
    Receivable for investments sold .............................................       1,663,298
    Dividends and interest receivable ...........................................       1,106,745
    Tax reclaim receivable ......................................................         674,119
    Prepaid expenses ............................................................          31,853
                                                                                   --------------
       Total Assets .............................................................   1,866,823,380
                                                                                   --------------
LIABILITIES:
    Payable for capital stock repurchased .......................................      26,513,315
    Payable to broker for collateral for securities on loan .....................      18,568,142
    Payable for investments purchased ...........................................       8,894,464
    Advisory fees payable .......................................................         904,857
    Accrued expenses and other liabilities ......................................         536,624
    Shareholder servicing fees payable ..........................................         150,883
    Deferred trustees'fees ......................................................          18,941
                                                                                   --------------
       Total Liabilities ........................................................      55,587,226
                                                                                   --------------
NET ASSETS ......................................................................
                                                                                   $1,811,236,154
                                                                                   ==============
    Net assets were comprised of:
       Common stock, at $.001 par value .........................................  $      130,735
       Paid-in capital in excess of par .........................................   1,598,495,700
                                                                                   --------------
                                                                                    1,598,626,435
       Undistributed net investment income ......................................       1,155,135
       Accumulated net realized loss on investments .............................    (134,515,224)
       Net unrealized appreciation on investments
          and foreign currencies ................................................     345,969,808
                                                                                   --------------
       Net assets, December 31, 2005 ............................................  $1,811,236,154
                                                                                   ==============
Net asset value and redemption price per share,
    $1,811,236,154/130,734,966 outstanding
    shares of common stock ......................................................  $        13.85
                                                                                   ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
    Unaffiliated dividend income (net of $2,666,183
       foreign withholding tax) .................................................   $ 22,134,050
    Unaffiliated interest .......................................................        738,948
    Affiliated dividend income ..................................................        289,789
    Affiliated income from securities lending, net ..............................          3,072
                                                                                    ------------
                                                                                      23,165,859
                                                                                    ------------
EXPENSES
    Advisory fees ...............................................................     14,870,948
    Shareholder servicing fees and expenses .....................................      1,487,095
    Custodian and accounting fees ...............................................      1,028,000
    Insurance expenses ..........................................................         35,000
    Trustees'fees ...............................................................         29,000
    Audit fee ...................................................................         19,000
    Legal fees and expenses .....................................................         10,000
    Loan interest expense (Note 7) ..............................................          2,031
    Miscellaneous ...............................................................         59,872
                                                                                    ------------
       Total expenses ...........................................................     17,540,946
    Less: advisory fee waivers ..................................................     (1,492,541)
                                                                                    ------------
       Net expenses .............................................................     16,048,405
                                                                                    ------------
NET INVESTMENT INCOME ...........................................................      7,117,454
                                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
       Investment transactions ..................................................    170,421,479
       Foreign currency transactions ............................................     (3,926,497)
                                                                                    ------------
                                                                                     166,494,982
                                                                                    ------------
    Net change in unrealized appreciation (depreciation) on:
       Investments ..............................................................     80,726,900
       Foreign currencies .......................................................     (1,210,146)
                                                                                    ------------
                                                                                      79,516,754
                                                                                    ------------
NET GAIN ON INVESTMENTS AND FOREIGN
CURRENCIES ......................................................................    246,011,736
                                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .................................................................   $253,129,190
                                                                                    ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                                     -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ........................................................      $    7,117,454     $    3,180,692
    Net realized gain on investments and foreign currencies ......................         166,494,982         74,331,631
    Net change in unrealized appreciation (depreciation) on investments
      and foreign currencies .....................................................          79,516,754        108,451,270
                                                                                        --------------     --------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................         253,129,190        185,963,593
                                                                                        --------------     --------------
DIVIDENDS:
    Dividends from net investment income .........................................         (14,181,104)        (7,604,485)
                                                                                        --------------     --------------
CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [33,416,814 and 28,858,342 shares, respectively] ..........         414,908,510        348,003,898
    Capital stock issued in reinvestment of dividends [1,217,262 and 722,172
       shares, respectively] .....................................................          14,181,104          7,604,485
    Net asset value of shares issued in merger [0 and 35,850,785, respectively] ..                  --        371,141,306
    Capital stock repurchased [15,719,296 and 15,035,523 shares, respectively]            (199,680,349)      (203,778,980)
                                                                                        --------------     --------------
    INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS .............         229,409,265        522,970,709
                                                                                        --------------     --------------
TOTAL INCREASE IN NET ASSETS .....................................................         468,357,351        701,329,817
NET ASSETS:
    Beginning of year ............................................................       1,342,878,803        641,548,986
                                                                                        --------------     --------------
    End of year(a) ...............................................................      $1,811,236,154      1,342,878,803
                                                                                        ==============     ==============
    (a) Includes undistributed net investment income of ..........................      $    1,155,135     $           --
                                                                                        --------------     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A2

                   -------------------------------------------
                      AST LSV INTERNATIONAL VALUE PORTFOLIO
                   -------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
    Investments at value:
    Unaffiliated investments (cost $224,318,203) ................................  $250,289,814
    Affiliated investments (cost $22,608,403) ...................................    22,608,403
    Foreign currency, at value (cost $2,231,101) ................................     2,181,664
    Receivable for capital stock sold ...........................................     1,856,713
    Dividends and interest receivable ...........................................       390,614
    Receivable for investments sold .............................................       260,304
    Prepaid expenses ............................................................         4,495
                                                                                   ------------
        Total Assets ............................................................   277,592,007
                                                                                   ------------
LIABILITIES:
    Payable for investments purchased ...........................................    17,984,995
    Payable for capital stock repurchased .......................................       649,450
    Advisory fees payable .......................................................       222,972
    Payable to custodian ........................................................       111,020
    Accrued expenses and other liabilities ......................................        59,106
    Deferred trustees'fees ......................................................         3,028
    Shareholder servicing fees payable ..........................................         2,091
                                                                                   ------------
        Total Liabilities .......................................................    19,032,662
                                                                                   ------------
NET ASSETS ......................................................................  $258,559,345
                                                                                   ============
    Net assets were comprised of:
        Common stock, at $.001 par value ........................................  $     17,330
        Paid-in capital in excess of par ........................................   348,992,499
                                                                                   ------------
                                                                                    349,009,829
        Undistributed net investment income .....................................     4,006,788
        Accumulated net realized loss on investments ............................  (120,379,385)
        Net unrealized appreciation on investments and
           foreign currencies ...................................................    25,922,113
                                                                                   ------------
        Net assets, December 31, 2005 ...........................................  $258,559,345
                                                                                   ============
Net asset value and redemption price per share,
    $258,559,345/17,329,771 outstanding
    shares of common stock ......................................................  $      14.92
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
    Unaffiliated dividend income (net of $761,057
       foreign withholding tax) .................................................   $ 6,490,005
    Affiliated dividend income ..................................................        41,526
    Unaffiliated interest .......................................................         2,652
                                                                                    -----------
                                                                                      6,534,183
                                                                                    -----------
EXPENSES
    Advisory fees ...............................................................     2,016,452
    Custodian and accounting fees ...............................................       212,000
    Shareholder servicing fees and expenses .....................................       201,645
    Audit fee ...................................................................        19,000
    Trustees'fees ...............................................................        11,000
    Legal fees and expenses .....................................................        10,000
    Insurance expenses ..........................................................         5,000
    Loan interest expense (Note 7) ..............................................         7,784
    Miscellaneous ...............................................................        60,847
                                                                                    -----------
       Totale xpenses ...........................................................     2,543,728
    Less: advisory fee waivers ..................................................      (262,287)
                                                                                    -----------
       Net expenses .............................................................     2,281,441
                                                                                    -----------
NET INVESTMENT INCOME ...........................................................     4,252,742
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on:
       Investment transactions ..................................................     5,664,337
       Foreign currency transactions ............................................      (160,818)
                                                                                    -----------
                                                                                      5,503,519
                                                                                    -----------
    Net change in unrealized appreciation (depreciation) on:
       Investments ..............................................................    15,559,345
       Foreign currencies .......................................................       (65,542)
                                                                                    -----------
                                                                                     15,493,803
                                                                                    -----------
NET GAIN ON INVESTMENTS .........................................................    20,997,322
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .................................................................   $25,250,064
                                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                                     -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ........................................................     $  4,252,742        $  1,862,579
    Net realized gain on investments and foreign currencies ......................        5,503,519          41,339,454
    Net change in unrealized appreciation (depreciation) on investments
       and foreign currencies ....................................................       15,493,803          (9,658,195)
                                                                                       ------------        ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................       25,250,064          33,543,838
                                                                                       ------------        ------------
DIVIDENDS:
    Dividends from net investment income .........................................       (3,075,326)         (2,339,322)
                                                                                       ------------        ------------
CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [8,223,569 and 4,474,755 shares, respectively] ............      116,138,692          52,122,908
    Capital stock issued in reinvestment of dividends [231,030 and 208,496
       shares, respectively] .....................................................        3,075,326           2,339,322
    Capital stock repurchased [5,675,800 and 5,562,873 shares, respectively] .....      (76,496,330)        (64,059,074)
                                                                                       ------------        ------------
    INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ..       42,717,688          (9,596,844)
                                                                                       ------------        ------------
TOTAL INCREASE IN NET ASSETS .....................................................       64,892,426          21,607,672
NET ASSETS:
    Beginning of year ............................................................      193,666,919         172,059,247
                                                                                       ------------        ------------
    End of year(a) ...............................................................     $258,559,345        $193,666,919
                                                                                       ============        ============
    (a) Includes undistributed net investment income of ..........................     $  4,006,788        $  2,748,715
                                                                                       ------------        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A3

                   --------------------------------------
                      AST MFS GLOBAL EQUITY PORTFOLIO
                   --------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
    Investments at value, including securities on loan
       of $5,169,373:
    Unaffiliated investments (cost $132,135,109) ................................  $155,247,873
    Affiliated investments (cost $5,400,374) ....................................     5,400,374
    Foreign currency, at value (cost $36,235) ...................................        29,067
    Cash ........................................................................        22,294
    Receivable for investments sold .............................................     3,302,898
    Dividends and interest receivable ...........................................       219,942
    Receivable for capital stock sold ...........................................         6,448
    Prepaid expenses ............................................................         3,910
                                                                                   ------------
       Total Assets .............................................................   164,232,806
                                                                                   ------------
LIABILITIES:
    Payable to broker for collateral for securities on loan ...                       5,400,374
    Loan payable ................................................................     5,300,000
    Payable for capital stock repurchased .......................................       456,032
    Payable for investments purchased ...........................................       245,930
    Advisory fees payable .......................................................       126,422
    Accrued expenses and other liabilities ......................................        43,972
    Shareholder servicing fees payable ..........................................         1,331
    Deferred trustees'fees ......................................................           877
                                                                                   ------------
       Total Liabilities ........................................................    11,574,938
                                                                                   ------------
NET ASSETS ......................................................................  $152,657,868
                                                                                   ============
    Net assets were comprised of:
       Common stock, at $.001 par value .........................................  $     11,759
       Paid-in capital in excess of par .........................................   114,142,874
                                                                                   ------------
                                                                                    114,154,633
       Undistributed net investment income ......................................       875,797
       Accumulated net realized gain on investments .............................    14,520,685
       Net unrealized appreciation on investmentsand
          foreign currencies ....................................................    23,106,753
                                                                                   ------------
       Net assets, December 31, 2005 ............................................  $152,657,868
                                                                                   ============
Net asset value and redemption price per share,
    $152,657,868/11,758,625 outstanding
    shares of common stock ......................................................  $      12.98
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
    Unaffiliated dividend income (net of $249,840
       foreign with holding tax) ................................................   $ 2,886,956
    Unaffiliated interest .......................................................       142,565
    Affiliated dividend income ..................................................         5,941
    Affiliated income from securities lending, net ..............................         1,306
                                                                                    -----------
                                                                                      3,036,768
                                                                                    -----------
EXPENSES
    Advisory fees ...............................................................     1,646,668
    Custodian and accounting fees ...............................................       200,000
    Shareholder servicing fees and expenses .....................................       164,667
    Audit fee ...................................................................        19,000
    Trustees'fees ...............................................................        11,000
    Legal fees and expenses .....................................................        10,000
    Insurance expenses ..........................................................         3,000
    Miscellaneous ...............................................................        23,190
                                                                                    -----------
       Total expenses ...........................................................     2,077,525
                                                                                    -----------
NET INVESTMENT INCOME ...........................................................       959,243
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
    Net realized gain (loss) on:
       Investment transactions ..................................................    17,798,000
       Foreign currency transactions ............................................       (82,569)
                                                                                    -----------
                                                                                     17,715,431
                                                                                    -----------
    Net change in unrealized appreciation (depreciation) on:
       Investments ..............................................................    (6,692,464)
       Foreign currencies .......................................................       (13,755)
                                                                                    -----------
                                                                                     (6,706,219)
                                                                                    -----------
NET GAIN ON INVESTMENTS .........................................................    11,009,212
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .................................................................   $11,968,455
                                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                                     -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ........................................................     $    959,243        $    505,487
    Net realized gain on investments and foreign currencies ......................       17,715,431           8,772,794
    Net change in unrealized appreciation (depreciation) on investment
       and foreign currencies ....................................................       (6,706,219)         13,520,158
                                                                                       ------------        ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................       11,968,455          22,798,439
                                                                                       ------------        ------------
DIVIDENDS:
    Dividends from net investment income .........................................         (461,319)           (221,874)
                                                                                       ------------        ------------
CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [3,137,693 and 6,051,804 shares, respectively] ............       38,120,807          65,618,377
    Capital stock issued in reinvestment of dividends [38,701 and 21,334
       shares, respectively] .....................................................          461,316             221,874
    Capital stock repurchased [5,156,977 and 2,371,855 shares, respectively] .....      (63,750,016)        (25,036,294)
                                                                                       ------------        ------------
    INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ..      (25,167,893)         40,803,957
                                                                                       ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..........................................      (13,660,757)         63,380,522
NET ASSETS:
    Beginning of year ............................................................      166,318,625         102,938,103
                                                                                       ------------        ------------
    End of year(a) ...............................................................     $152,657,868        $166,318,625
                                                                                       ============        ============
    (a) Includes undistributed net investment income of ..........................     $    875,797        $    460,456
                                                                                       ------------        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A4

                   --------------------------------------
                       AST SMALL-CAP GROWTH PORTFOLIO
                   --------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
    Investments at value, including securities on loan
       of $24,239,665:
    Unaffiliated investments (cost $163,330,855) ................................  $179,561,146
    Affiliated investments (cost $25,694,109) ...................................    25,694,109
    Cash ........................................................................    10,024,374
    Receivable for investments sold .............................................       428,012
    Receivable for capital stock sold ...........................................       128,748
    Dividends and interest receivable ...........................................        72,324
    Prepaid expenses ............................................................         3,857
                                                                                   ------------
       Total Assets .............................................................   215,912,570
                                                                                   ------------
LIABILITIES:
    Payable to broker for collateral for securities on loan .....................    25,694,109
    Payable for investments purchased ...........................................     2,517,166
    Accrued expenses and other liabilities ......................................       109,773
    Advisory fees payable .......................................................        69,858
    Deferred trustees'fees ......................................................         7,944
    Shareholder servicing fees payable ..........................................         1,528
    Payable for capital stock repurchased .......................................            96
                                                                                   ------------
       Total Liabilities ........................................................    28,400,474
                                                                                   ------------
NET ASSETS ......................................................................  $187,512,096
                                                                                   ============
    Net assets were comprised of:
       Common stock, at $.001 par value .........................................  $     13,132
       Paid-in capital in excess of par .........................................   348,936,761
                                                                                   ------------
                                                                                    348,949,893
       Accumulated net investment loss ..........................................        (7,944)
       Accumulated net realized loss on investments .............................  (177,660,144)
       Net unrealized appreciation on investments ...............................    16,230,291
                                                                                   ------------
       Net assets, December 31, 2005 ............................................  $187,512,096
                                                                                   ============
Net asset value and redemption price per share,
    $187,512,096/13,132,284 outstanding shares
    of common stock .............................................................  $      14.28
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
    Unaffiliated dividend income (net of $2,325
       foreign withholding tax) .................................................   $    916,073
    Unaffiliated interest .......................................................         54,408
    Unaffiliated income from securities lending, net ............................         44,898
    Affiliated income from securities lending, net ..............................         21,397
                                                                                    ------------
                                                                                       1,036,776
                                                                                    ------------
EXPENSES
    Advisory fees ...............................................................      1,755,148
    Shareholder servicing fees and expenses .....................................        195,016
    Custodianand accounting fees ................................................        206,000
    Audit fee ...................................................................         22,000
    Trustees'fees ...............................................................         19,000
    Legal fees and expenses .....................................................         15,000
    Insurance expenses ..........................................................          7,000
    Loan interest expense (Note 7) ..............................................          2,435
    Miscellaneous ...............................................................         29,162
                                                                                    ------------
       Total expenses ...........................................................      2,250,761
    Less: advisory fee waivers ..................................................       (170,815)
                                                                                    ------------
       Net expenses .............................................................      2,079,946
                                                                                    ------------
NET INVESTMENT LOSS .............................................................     (1,043,170)
                                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
    Net realized gain on investment transactions ................................     15,642,952
    Net change in unrealized appreciation (depreciation)
       on investments ...........................................................    (13,038,619)
                                                                                    ------------
NET GAIN ON INVESTMENTS .........................................................      2,604,333
                                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .................................................................   $  1,561,163
                                                                                    ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31, 2005  DECEMBER 31, 2004
                                                                                     -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment loss ..........................................................     $ (1,043,170)      $  (2,258,918)
    Net realized gain on investments .............................................       15,642,952          31,564,967
    Net change in unrealized appreciation (depreciation) on investments ..........      (13,038,619)        (50,716,500)
                                                                                       ------------       -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............        1,561,163         (21,410,451)
                                                                                       ------------       -------------
CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [2,134,286 and 2,072,826 shares, respectively] ............       28,804,676          30,829,098
    Capital stock repurchased [5,072,298 and 8,368,356 shares, respectively] .....      (68,985,184)       (121,477,890)
                                                                                       ------------       -------------
    DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS .............      (40,180,508)        (90,648,792)
                                                                                       ------------       -------------
TOTAL DECREASE IN NET ASSETS .....................................................      (38,619,345)       (112,059,243)
NET ASSETS:
    Beginning of year ............................................................      226,131,441         338,190,684
                                                                                       ------------       -------------
    End of year ..................................................................     $187,512,096       $ 226,131,441
                                                                                       ============       =============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A5

                   ---------------------------------------
                     AST DEAM SMALL-CAP GROWTH PORTFOLIO
                   ---------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
    Investments at value, including securities on loan
       of $26,094,268:
    Unaffiliated investments (cost $227,687,064) ................................  $250,964,093
    Affiliated investments (cost $33,814,680) ...................................    33,814,680
    Dividends and interest receivable ...........................................       186,873
    Receivable for capital stock sold ...........................................        24,701
    Prepaid expenses ............................................................         5,530
                                                                                   ------------
       Total Assets .............................................................   284,995,877
                                                                                   ------------
LIABILITIES:
    Payable to broker for collateral for securities on loan .....................    27,645,675
    Payable for capital stock repurchased .......................................       182,381
    Advisory fees payable .......................................................       133,031
    Accrued expenses and other liabilities ......................................        52,021
    Due to broker-variation margin ..............................................        19,000
    Payable to custodian ........................................................        16,551
    Deferred trustees'fees ......................................................         8,521
    Shareholder servicing fees payable ..........................................         2,140
    Payable for investments purchased ...........................................         1,700
                                                                                   ------------
       Total Liabilities ........................................................    28,061,020
                                                                                   ------------
NET ASSETS ......................................................................  $256,934,857
                                                                                   ============
    Net assets were comprised of:
       Common stock, at $.001 par value .........................................  $     30,645
       Paid-in capital in excess of par .........................................   470,716,698
                                                                                   ------------
                                                                                    470,747,343
       Accumulated net investment loss ..........................................        (8,521)
       Accumulated net realized loss on investments .............................  (236,949,444)
       Net unrealized appreciation on investments ...............................    23,145,479
                                                                                   ------------
       Net assets, December 31, 2005 ............................................  $256,934,857
                                                                                   ============
Net asset value and redemption price per share,
    $256,934,857/30,645,283 outstanding shares
    of common stock .............................................................  $       8.38
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
    Unaffiliated dividend income (net of $1,676
       foreign withholding tax) .................................................   $  1,028,521
    Unaffiliated interest .......................................................        112,889
    Unaffiliated income from securities lending, net ............................         86,700
    Affiliated income from securities lending, net ..............................         31,073
    Affiliated dividend income ..................................................         15,734
                                                                                    ------------
                                                                                       1,274,917
                                                                                    ------------
EXPENSES
    Advisory fees ...............................................................      2,664,636
    Shareholder servicing fees and expenses .....................................        280,488
    Custodian and accounting fees ...............................................        214,000
    Audit fee ...................................................................         16,000
    Trustees'fees ...............................................................         15,000
    Legal fees and expenses .....................................................         10,000
    Insurance expenses ..........................................................          9,000
    Miscellaneous ...............................................................         29,019
                                                                                    ------------
       Total expenses ...........................................................      3,238,143
    Less: advisory fee waivers ..................................................       (233,522)
                                                                                    ------------
       Net expenses .............................................................      3,004,621
                                                                                    ------------
NET INVESTMENT LOSS .............................................................     (1,729,704)
                                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
    Net realized gain on:
       Investment transactions ..................................................     24,133,809
       Futures transactions .....................................................        352,970
                                                                                    ------------
                                                                                      24,486,779
                                                                                    ------------
    Net change in unrealized appreciation (depreciation) on:
       Investments ..............................................................    (25,445,340)
       Futures ..................................................................       (303,110)
                                                                                    ------------
                                                                                     (25,748,450)
                                                                                    ------------
NET LOSS ON INVESTMENTS .........................................................     (1,261,671)
                                                                                    ------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS .......................................................   $ (2,991,375)
                                                                                    ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31, 2005  DECEMBER 31, 2004
                                                                                     -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment loss ..........................................................     $ (1,729,704)      $  (2,312,103)
    Net realized gain on investments .............................................       24,486,779          38,857,154
    Net change in unrealized appreciation (depreciation) on investments
       and foreign currencies ....................................................      (25,748,450)         (9,327,585)
                                                                                       ------------       -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............       (2,991,375)         27,217,466
                                                                                       ------------       -------------
CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [1,181,102 and 3,733,903 shares, respectively] ............        9,656,761          28,814,141
    Capital stock repurchased [11,355,523 and 15,790,806 shares, respectively] ...      (90,539,166)       (118,652,777)
                                                                                       ------------       -------------
    DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS .............      (80,882,405)        (89,838,636)
                                                                                       ------------       -------------
TOTAL DECREASE IN NET ASSETS .....................................................      (83,873,780)        (62,621,170)
NET ASSETS:
    Beginning of year ............................................................      340,808,637         403,429,807
                                                                                       ------------       -------------
    End of year ..................................................................     $256,934,857       $ 340,808,637
                                                                                       ============       =============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A6

                  ----------------------------------------------
                    AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                  ----------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value, including securities on loan of $71,498,825:
   Unaffiliated investments (cost $473,789,762) ................................   $569,551,234
   Affiliated investments (cost $76,494,464) ...................................     76,494,464
   Receivable for investments sold .............................................      1,989,918
   Receivable for capital stock sold ...........................................        683,170
   Dividends and interest receivable ...........................................        137,668
   Prepaid expenses ............................................................         10,248
                                                                                   ------------
      Total Assets .............................................................    648,866,702
                                                                                   ------------
LIABILITIES:
   Payable to broker for collateral for securities on loan .....................     76,257,331
   Payable for investments purchased ...........................................     10,859,625
   Payable for capital stock repurchased .......................................      7,301,169
   Advisory fees payable........................................................        415,589
   Accrued expenses and other liabilities ......................................         28,623
   Payable to custodian ........................................................          9,471
   Shareholder servicing fees payable ..........................................          4,567
   Deferred trustees'fees ......................................................            548
                                                                                   ------------
      Total Liabilities ........................................................     94,876,923
                                                                                   ------------
NET ASSETS .....................................................................   $553,989,779
                                                                                   ============
   Net assets were comprised of:
      Common stock, at $.001 par value .........................................   $     52,961
      Paid-in capital in excess of par .........................................    441,741,897
                                                                                   ------------
                                                                                    441,794,858
      Accumulatednet investment loss ...........................................       (715,061)
      Accumulated net realized gain on investments .............................     17,149,453
      Net unrealized appreciation on investments ...............................     95,760,529
                                                                                   ------------
      Net assets, December 31, 2005 ............................................   $553,989,779
                                                                                   ============
Net asset value and redemption price per share,
   $553,989,779/52,960,851 outstanding shares
   of common stock .............................................................   $      10.46
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated interest .......................................................   $    981,609
   Unaffiliated dividend income (net of $5,162
      foreign withholding tax) .................................................        726,138
   Affiliatedincome from securities lending, net ...............................        213,014
   Affiliated dividend income ..................................................            436
                                                                                   ------------
                                                                                      1,921,197
                                                                                   ------------
EXPENSES
   Advisory fees ...............................................................      4,038,282
   Shareholder servicing fees and expenses .....................................        425,082
   Custodianand accounting fees ................................................        218,000
   Audit fee ...................................................................         15,000
   Trustees'fees ...............................................................         10,000
   Legal fees and expenses......................................................          9,000
   Insurance expenses...........................................................          7,000
   Loan interest expense (Note 7)...............................................          4,225
   Miscellaneous ...............................................................         18,377
                                                                                   ------------
      Total expenses ...........................................................      4,744,966
                                                                                   ------------
NET INVESTMENT LOSS ............................................................     (2,823,769)
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain (loss) on:
      Investment transactions ..................................................     20,747,644
      Foreign currency transactions ............................................           (612)
                                                                                   ------------
                                                                                     20,747,032
                                                                                   ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................     28,093,353
      Foreign currencies .......................................................           (943)
                                                                                   ------------
                                                                                     28,092,410
                                                                                   ------------
NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES .............................................................     48,839,442
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS ................................................................    $46,015,673
                                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31,2005   DECEMBER 31,2004
                                                                                     ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment loss ..............................................................   $ (2,823,769)      $ (2,255,537)
   Net realized gain on investments and foreign currencies ..........................     20,747,032         31,685,354
   Net change in unrealized appreciation (depreciation) on investments
      and foreign currencies ........................................................     28,092,410         30,229,268
                                                                                        ------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................     46,015,673         59,659,085
                                                                                        ------------       ------------
DISTRIBUTIONS:
   Distributions from net realized gains ............................................    (29,552,995)        (4,045,919)
                                                                                         ------------       ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [22,087,164 and 20,069,092 shares, respectively] ..............    216,245,003        182,870,868
   Capital stock issued in reinvestment of dividends [3,212,285 and
      462,920 shares, respectively] .................................................     29,552,995          4,045,919
   Capital stock repurchased [5,758,159 and 8,887,584 shares, respectively] .........    (56,004,294)       (82,361,753)
                                                                                         ------------      ------------
   INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS .................    189,793,704        104,555,034
                                                                                        ------------       ------------
TOTAL INCREASE IN NET ASSETS ........................................................    206,256,382        160,168,200
NET ASSETS:
  Beginning of year .................................................................    347,733,397        187,565,197
                                                                                        ------------       ------------
  End of year .......................................................................   $553,989,779       $347,733,397
                                                                                        ============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A7

                 ------------------------------------------------
                    AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
                 ------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value, including securities on loan
      of $31,913,534:
   Unaffiliated investments (cost $213,917,615) ................................   $254,788,830
   Affiliated investments (cost $35,651,748) ...................................     35,651,748
   Cash.........................................................................         25,955
   Receivable for investments sold..............................................      2,057,649
   Dividends and interest receivable ...........................................        481,800
   Prepaid expenses.............................................................          5,911
   Receivable for capital stock sold ...........................................          4,047
                                                                                   ------------
      Total Assets..............................................................    293,015,940
                                                                                   ------------
LIABILITIES:
   Payable to broker for collateral for securities on loan......................     33,421,346
   Payable for investments purchased ...........................................        456,438
   Advisory fees payable........................................................        225,767
   Accrued expenses and other liabilities.......................................         71,113
   Payable for capital stock repurchased .......................................         57,063
   Deferred trustees'fees ......................................................          5,294
   Shareholder servicing fees payable...........................................          2,140
                                                                                   ------------
      Total Liabilities.........................................................     34,239,161
                                                                                   ------------
NET ASSETS .....................................................................   $258,776,779
                                                                                   ============
   Net assets were comprised of:
      Common stock, at $.001 par value .........................................   $     13,962
      Paid-in capital in excess of par .........................................    176,012,475
                                                                                   ------------
                                                                                    176,026,437
      Undistributed net investment income ......................................        830,724
      Accumulated net realized gain on investments .............................     41,048,403
      Net unrealized appreciation on investments ...............................     40,871,215
                                                                                   ------------
      Net assets, December 31, 2005.............................................   $258,776,779
                                                                                   ============
Net asset value and redemption price per share,
   $258,776,779/13,961,684 outstanding shares
   of common stock .............................................................   $      18.53
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated dividend income (net of $3,191 foreign
      withholding tax) .........................................................   $  4,364,636
   Unaffiliated interest .......................................................         98,199
   Unaffiliated income from securities lending, net ............................         51,977
   Affiliated income from securities lending, net ..............................         28,653
   Affiliated dividend income ..................................................          4,943
                                                                                   ------------
                                                                                      4,548,408
                                                                                   ------------
EXPENSES
   Advisory fees ...............................................................      2,668,423
   Shareholder servicing fees and expenses .....................................        280,887
   Custodianand accounting fees ................................................        258,000
   Trustees'fees ...............................................................         18,000
   Audit fee ...................................................................         14,700
   Legal fees and expenses .....................................................          9,000
   Insurance expenses ..........................................................          9,000
   Miscellaneous ...............................................................         17,053
                                                                                   ------------
      Total expenses ...........................................................      3,275,063
                                                                                   ------------
NET INVESTMENT INCOME ..........................................................      1,273,345
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain on investment transactions ................................     42,476,134
   Net change in unrealized appreciation (depreciation)
      on investments ...........................................................    (32,256,476)
                                                                                   ------------
NET GAIN ON INVESTMENTS ........................................................     10,219,658
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS ................................................................   $ 11,493,003
                                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED          YEAR ENDED
                                                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                                      -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income ............................................................    $  1,273,345       $  1,508,719
   Net realized gain on investments .................................................      42,476,134         50,503,621
   Net change in unrealized appreciation (depreciation) on investments ..............     (32,256,476)         5,052,697
                                                                                         ------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................      11,493,003         57,065,037
                                                                                         ------------       ------------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income .............................................        (950,773)          (696,491)
   Distributions from net realized gains ............................................     (50,963,297)        (4,161,394)
                                                                                         ------------       ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ................................................     (51,914,070)        (4,857,885)
                                                                                         ------------       ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [254,007 and 519,968 shares, respectively] ....................       4,422,993         10,011,757
   Capital stock issued in reinvestment of dividends [3,064,585 and
      268,540 shares, respectively] .................................................      51,914,070          4,857,885
   Capital stock repurchased [4,417,869 and 4,684,602 shares, respectively] .........     (80,244,146)       (87,413,873)
                                                                                         ------------       ------------
   DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS .................     (23,907,083)       (72,544,231)
                                                                                         ------------       ------------
TOTAL DECREASE IN NET ASSETS ........................................................     (64,328,150)       (20,337,079)
NET ASSETS:
   Beginning of year ................................................................     323,104,929        343,442,008
                                                                                         ------------       ------------
   End of year (a) ..................................................................    $258,776,779       $323,104,929
                                                                                         ============       ============
   (a) Includes undistributed net investment income of ..............................    $    830,724       $    945,479
                                                                                         ------------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A8

                      ---------------------------------------
                           AST SMALL-CAP VALUE PORTFOLIO
                      ---------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value, including securities on loan of $62,780,155:
   Unaffiliated investments (cost $970,679,895) ..............................   $1,024,333,450
   Affiliated investments (cost $67,110,709) .................................       67,110,709
   Cash ......................................................................       36,775,340
   Receivable for capital stock sold .........................................        7,394,091
   Dividends and interest receivable .........................................        1,475,150
   Receivable for investments sold ...........................................          215,629
   Prepaid expenses ..........................................................           22,486
                                                                                 --------------
      Total Assets ...........................................................    1,137,326,855
                                                                                 --------------
LIABILITIES:
   Payable to broker for collateral for securities on loan ...................       67,110,709
   Payable for investments purchased .........................................        1,515,197
   Advisory fees payable .....................................................          768,123
   Accrued expenses and other liabilities ....................................          113,546
   Due to broker-variation margin ............................................           25,425
   Shareholder servicing fees payable ........................................            8,557
   Deferred trustees' fees ...................................................            7,958
   Payable for capital stock repurchased .....................................              297
                                                                                 --------------
      Total Liabilities ......................................................       69,549,812
                                                                                 --------------
NET ASSETS ...................................................................   $1,067,777,043
                                                                                 ==============
   Net assets were comprised of:
      Common stock, at $.001 par value .......................................   $       70,978
      Paid-in capital in excess of par .......................................      960,819,348
                                                                                 --------------
                                                                                    960,890,326
      Undistributed net investment income ....................................        4,708,169
      Accumulated net realized gain on investments ...........................       48,635,493
      Net unrealized appreciation on investments .............................       53,543,055
                                                                                 --------------
      Net assets, December 31, 2005 ..........................................   $1,067,777,043
                                                                                 ==============
Net asset value and redemption price per share, $1,067,777,043/70,978,330
   outstanding shares of common stock ........................................   $        15.04
                                                                                 ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated dividend income (net of $11,287
      foreign withholding tax) ..................................................   $15,638,861
   Unaffiliated interest ........................................................       705,121
   Unaffiliated income from securities lending, net .............................       239,751
   Affiliated income from securities lending, net ...............................       111,934
                                                                                    -----------
                                                                                     16,695,667
                                                                                    -----------
EXPENSES
   Advisory fees ................................................................     8,830,429
   Shareholder servicing fees and expenses ......................................       981,159
   Custodian and accounting fees ................................................       539,000
   Trustees' fees ...............................................................        26,000
   Insurance expenses ...........................................................        24,000
   Audit fee ....................................................................        13,000
   Legal fees and expenses ......................................................        12,000
   Loan interest expense (Note 7) ...............................................         3,881
   Miscellaneous ................................................................        42,903
                                                                                    -----------
      Total expenses ............................................................    10,472,372
   Less: advisory fee waivers ...................................................        (9,284)
                                                                                    -----------
      Net expenses ..............................................................    10,463,088
                                                                                    -----------
NET INVESTMENT INCOME ...........................................................     6,232,579
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain on:
     Investment transactions ....................................................    45,980,591
     Futures transactions .......................................................     1,715,085
                                                                                    -----------
                                                                                     47,695,676
                                                                                    -----------
Net change in unrealized appreciation (depreciation) on:
   Investments ..................................................................     9,516,730
   Futures ......................................................................      (110,500)
                                                                                    -----------
                                                                                      9,406,230
                                                                                    -----------
NET GAIN ON INVESTMENTS .........................................................    57,101,906
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .................................................................   $63,334,485
                                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                                     -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income ..........................................................    $    6,232,579      $   1,252,259
   Net realized gain on investments ...............................................        47,695,676        221,204,501
   Net change in unrealized appreciation (depreciation) on investments ............         9,406,230        (91,399,533)
                                                                                       --------------      -------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................        63,334,485        131,057,227
                                                                                       --------------      -------------
   DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income ...........................................          (766,196)           (42,814)
   Distributions from net realized gains ..........................................      (213,075,519)                 -
                                                                                       --------------      -------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ..............................................      (213,841,715)           (42,814)
                                                                                       --------------      -------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [12,778,742 and 10,827,345 shares, respectively] ............       196,626,908        179,244,384
   Capital stock issued in reinvestment of dividends [15,643,140 and
      2,690 shares, respectively] .................................................       213,841,715             42,814
   Capital stock repurchased [7,881,392 and 9,705,838 shares, respectively] .......      (114,319,349)      (162,582,637)
                                                                                       --------------      -------------
   INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ...............       296,149,274         16,704,561
                                                                                       --------------      -------------
TOTAL INCREASE IN NET ASSETS ......................................................       145,642,044        147,718,974
NET ASSETS:
   Beginning of year ..............................................................       922,134,999        774,416,025
                                                                                       --------------      -------------
   End of year (a) ................................................................    $1,067,777,043      $ 922,134,999
                                                                                       ==============      =============
   (a) Includes undistributed net investment income of ............................    $    4,708,169      $     758,238
                                                                                       --------------      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A9

                     ----------------------------------------
                        AST DEAM SMALL-CAP VALUE PORTFOLIO
                     ----------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value, including securities on loan of $8,795,462:
   Unaffiliated investments (cost $103,223,856) ................................   $106,197,787
   Affiliated investments (cost $11,675,564) ...................................     11,675,564
   Cash ........................................................................         33,258
   Receivable for investments sold .............................................     12,025,949
   Dividends and interest receivable ...........................................        131,393
   Receivable for capital stock sold ...........................................          4,478
   Prepaid expenses ............................................................          2,760
                                                                                   ------------
      Total Assets .............................................................    130,071,189
                                                                                   ------------
LIABILITIES:
   Payable for investments purchased ...........................................     12,060,965
   Payable to broker for collateral for securities on loan .....................      9,244,143
   Advisory fees payable .......................................................         98,047
   Payable for capital stock repurchased .......................................         53,121
   Accrued expenses and other liabilities ......................................         31,380
   Due to broker-variation margin ..............................................          8,550
   Shareholder servicing fees payable ..........................................            902
   Deferred trustees' fees .....................................................            135
                                                                                   ------------
      Total Liabilities ........................................................     21,497,243
                                                                                   ------------
NET ASSETS .....................................................................   $108,573,946
                                                                                   ============
   Net assets were comprised of:
      Common stock, at $.001 par value .........................................   $      9,090
      Paid-in capital in excess of par .........................................     98,603,553
                                                                                   ------------
                                                                                     98,612,643
      Undistributed net investment income ......................................        294,281
      Accumulated net realized gain on investments .............................      6,747,541
      Net unrealized appreciation on investments ...............................      2,919,481
                                                                                   ------------
      Net assets, December 31, 2005 ............................................   $108,573,946
                                                                                   ============
   Net asset value and redemption price per share,
      $108,573,946/9,089,462 outstanding
      shares of common stock ...................................................   $      11.95
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated dividend income (net of $584 foreign withholding tax) ..........   $  1,545,294
   Unaffiliated interest .......................................................        137,465
   Unaffiliated income from securities lending, net ............................         18,727
   Affiliated dividend income ..................................................          9,623
   Affiliated income from securities lending, net ..............................          7,204
                                                                                   ------------
                                                                                      1,718,313
                                                                                   ------------
EXPENSES
   Advisory fees ...............................................................      1,054,475
   Shareholder servicing fees and expenses .....................................        110,997
   Custodian and accounting fees ...............................................        101,000
   Audit fee ...................................................................         15,000
   Trustees' fees ..............................................................         12,000
   Legal fees and expenses .....................................................         10,000
   Insurance expenses ..........................................................          2,000
   Miscellaneous ...............................................................         11,344
                                                                                   ------------
      Total expenses ...........................................................      1,316,816
   Less: advisory fee waivers ..................................................       (155,174)
                                                                                   ------------
      Net expenses .............................................................      1,161,642
                                                                                   ------------
NET INVESTMENT INCOME ..........................................................        556,671
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain on:
      Investment transactions ..................................................      6,238,529
      Futures transactions .....................................................        401,105
                                                                                   ------------
                                                                                      6,639,634
                                                                                   ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................     (7,033,807)
      Futures ..................................................................       (250,321)
                                                                                   ------------
                                                                                     (7,284,128)
                                                                                   ------------
NET LOSS ON INVESTMENTS ........................................................       (644,494)
                                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS ................................................................   $    (87,823)
                                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                                      -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income ............................................................    $    556,671       $    336,253
   Net realized gain on investments .................................................       6,639,634          9,096,756
   Net change in unrealized appreciation (depreciation) on investments ..............      (7,284,128)         5,985,210
                                                                                         ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................         (87,823)        15,418,219
                                                                                         ------------       ------------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income .............................................        (161,457)          (121,670)
   Distributions from net realized gains ............................................      (9,344,333)        (2,928,706)
                                                                                         ------------       ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ................................................      (9,505,790)        (3,050,376)
                                                                                         ------------       ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [3,972,094 and 6,113,740 shares, respectively] ................      48,537,585         70,772,927
   Capital stock issued in reinvestment of dividends [822,301 and
      279,851 shares, respectively] .................................................       9,505,790          3,050,376
   Capital stock repurchased [4,406,558 and 2,374,562 shares, respectively] .........     (51,694,916)       (26,352,092)
                                                                                         ------------       ------------
   INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS .................       6,348,459         47,471,211
                                                                                         ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............................................      (3,245,154)        59,839,054
NET ASSETS:
   Beginning of year ................................................................     111,819,100         51,980,046
                                                                                         ------------       ------------
   End of year (a) ..................................................................    $108,573,946       $111,819,100
                                                                                         ============       ============
   (a) Includes undistributed net investment income of ..............................    $    294,281       $    161,322
                                                                                         ------------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A10

                 -----------------------------------------------
                    AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                 -----------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value, including securities on loan of $96,005,230:
   Unaffiliated investments (cost $361,209,774) ................................   $387,740,789
   Affiliated investments (cost $107,668,811)...................................    107,668,811
   Receivable for capital stock sold............................................      3,144,289
   Dividends and interest receivable............................................        107,859
   Prepaid expenses.............................................................         12,606
                                                                                   ------------
      Total Assets..............................................................    498,674,354
                                                                                   ------------
LIABILITIES:
   Payable to broker for collateral for securities on loan......................    100,546,026
   Payable for investments purchased............................................      3,096,687
   Advisory fees payable........................................................        189,447
   Accrued expenses and other liabilities.......................................         43,198
   Payable to custodian.........................................................          9,269
   Shareholder servicing fees payable...........................................          3,249
   Deferred trustees' fees......................................................            999
   Payable for capital stock repurchased........................................    ...     196
                                                                                   ------------
      Total Liabilities.........................................................    103,889,071
                                                                                   ------------
NET ASSETS......................................................................   $394,785,283
                                                                                   ============
   Net assets were comprised of:
      Common stock, at $.001 par value..........................................   $     85,372
      Paid-in capital in excess of par..........................................    401,386,249
                                                                                   ------------
                                                                                    401,471,621
      Accumulated net investment loss...........................................         (1,000)
      Accumulated net realized loss on investments..............................    (33,216,353)
      Net unrealized appreciation on investments................................     26,531,015
                                                                                   ------------
      Net assets, December 31, 2005.............................................   $394,785,283
                                                                                   ============
Net asset value and redemption price per share,
   $394,785,283/85,372,429  outstanding shares of common stock..................   $       4.62
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated dividend income.................................................   $  1,398,215
   Unaffiliated interest........................................................        194,294
   Unaffiliated income from securities lending, net.............................         47,424
   Affiliated dividend income...................................................         20,951
   Affiliated income from securities lending, net...............................         18,260
                                                                                   ------------
                                                                                      1,679,144
                                                                                   ------------
EXPENSES
   Advisory fees................................................................      3,318,576
   Shareholder servicing fees and expenses......................................        331,858
   Custodian and accounting fees................................................        198,000
   Audit fee....................................................................         15,000
   Trustees' fees...............................................................         14,000
   Legal fees and expenses......................................................         11,000
   Insurance expenses...........................................................          2,000
   Loan interest expense (Note 7)...............................................          1,632
   Miscellaneous................................................................         22,601
                                                                                   ------------
      Total expenses............................................................      3,914,667
   Less: advisory fee waivers...................................................       (191,133)
                                                                                   ------------
      Net expenses..............................................................      3,723,534
                                                                                   ------------
NET INVESTMENT LOSS.............................................................     (2,044,390)
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain on investment transactions..................................    35,996,163
   Net change in unrealized appreciation (depreciation) on investments...........   (15,367,064)
                                                                                   ------------
NET GAIN ON INVESTMENTS..........................................................    20,629,099
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS..................................................................  $ 18,584,709
                                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                                      -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment loss...............................................................    $ (2,044,390)      $ (1,012,788)
   Net realized gain on investments..................................................      35,996,163         15,765,813
   Net change in unrealized appreciation (depreciation) on investments...............     (15,367,064)        21,394,926
                                                                                         ------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................      18,584,709         36,147,951
                                                                                         ------------       ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [29,382,769 and 28,236,277 shares, respectively]...............     128,815,638        111,638,653
   Capital stock repurchased [6,764,422 and 7,842,533 shares, respectively]..........     (29,356,167)       (31,594,068)
                                                                                         ------------       ------------
   INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..................      99,459,471         80,044,585
                                                                                         ------------       ------------
TOTAL INCREASE IN NET ASSETS.........................................................     118,044,180        116,192,536
NET ASSETS:
   Beginning of year.................................................................     276,741,103        160,548,567
                                                                                         ------------       ------------
   End of year.......................................................................    $394,785,283       $276,741,103
                                                                                         ============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A11

               ---------------------------------------------------
                  AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
               ---------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value, including securities on loan of $105,856,622:
   Unaffiliated investments (cost $559,469,199) ................................  $ 700,153,635
   Affiliated investments (cost $128,869,454) ..................................    128,869,454
   Cash ........................................................................        320,395
   Dividends and interest receivable ...........................................        323,377
   Receivable for capital stock sold ...........................................         78,957
   Prepaid expenses ............................................................         14,397
                                                                                  -------------
      Total Assets .............................................................    829,760,215
                                                                                  -------------
LIABILITIES:
   Payable to broker for collateral for securities on loan .....................    109,712,999
   Payable for capital stock repurchased .......................................      1,132,255
   Advisory fees payable .......................................................        486,884
   Payable for investments purchased ...........................................        148,801
   Shareholder servicing fees payable ..........................................         66,000
   Accrued expenses and other liabilities ......................................         27,144
   Deferred trustees' fees .....................................................         14,159
                                                                                  -------------
      Total Liabilities ........................................................    111,588,242
                                                                                  -------------
NET ASSETS .....................................................................  $ 718,171,973
                                                                                  =============
   Net assets were comprised of:
      Common stock, at $.001 par value .........................................  $      44,456
      Paid-in capital in excess of par .........................................    949,750,972
                                                                                  -------------
                                                                                    949,795,428
      Accumulated net investment loss ..........................................        (14,159)
      Accumulated net realized loss on investments .............................   (372,293,732)
      Net unrealized appreciation on investments ...............................    140,684,436
                                                                                  -------------
      Net assets, December 31, 2005 ............................................  $ 718,171,973
                                                                                  =============
Net asset value and redemption price per share, $718,171,973/44,456,228
   outstanding shares of common stock ..........................................  $       16.15
                                                                                  =============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated dividend income (net of $3,709 foreign withholding taxes) ......   $  1,642,604
   Affiliated dividend income ..................................................         99,333
   Unaffiliated income from securities lending, net.............................         60,556
   Affiliated income from securities lending, net ..............................         31,150
   Unaffiliated interest .......................................................          3,995
                                                                                   ------------
                                                                                      1,837,638
                                                                                   ------------
EXPENSES
   Advisory fees ...............................................................      3,550,417
   Shareholder servicing fees and expenses .....................................        394,491
   Custodian and accounting fees ...............................................        220,000
   Loan interest expense (Note 7) ..............................................         15,558
   Audit fee ...................................................................         15,000
   Trustees' fees ..............................................................         14,000
   Insurance expenses ..........................................................         10,000
   Legal fees and expenses .....................................................          9,000
   Miscellaneous ...............................................................         26,782
                                                                                   ------------
      Total expenses ...........................................................      4,255,248
   Less: advisory fee waiver ...................................................       (142,781)
                                                                                   ------------
      Net expenses .............................................................      4,112,467
                                                                                   ------------
NET INVESTMENT LOSS ............................................................     (2,274,829)
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain on investments ............................................     62,394,176
   Net change in unrealized appreciation (depreciation) on investments..........    (18,011,751)
                                                                                   ------------
NET GAIN ON INVESTMENTS ........................................................     44,382,425
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS ................................................................   $ 42,107,596
                                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                                      -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment loss ..............................................................   $  (2,274,829)      $ (2,545,128)
   Net realized gain on investments .................................................      62,394,176         20,087,966
   Net change in unrealized appreciation (depreciation) on investments ..............     (18,011,751)        36,796,535
                                                                                        -------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................      42,107,596         54,339,373
                                                                                        -------------       ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [3,827,244 and 4,873,186 shares, respectively] ................      56,905,368         63,034,623
   Net asset value of shares issued in merger [20,623,831
      and 0 shares, respectively] ...................................................     336,590,027                  -
   Capital stock repurchased [8,139,410 and 6,098,875 shares, respectively]..........    (117,983,913)       (76,831,248)
                                                                                        -------------       ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.......     275,511,482        (13,796,625)
                                                                                        -------------       ------------
TOTAL INCREASE IN NET ASSETS ........................................................     317,619,078         40,542,748
NET ASSETS:
   Beginning of year ................................................................     400,552,895        360,010,147
                                                                                        -------------       ------------
   End of year ......................................................................   $ 718,171,973       $400,552,895
                                                                                        =============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A12

               ---------------------------------------------------
                   AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
               ---------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value, including securities on loan of $218,437,233:
   Unaffiliated investments (cost $1,289,494,792) ............................   $1,457,879,611
   Affiliated investments (cost $240,039,591) ................................      240,039,591
   Receivable for capital stock sold .........................................        4,597,620
   Receivable for investments sold ...........................................        4,068,493
   Dividends and interest receivable .........................................        1,864,159
   Prepaid expenses ..........................................................           31,644
                                                                                 --------------
      Total Assets ...........................................................    1,708,481,118
                                                                                 --------------
LIABILITIES:
   Payable to broker for collateral for securities on loan ...................      227,428,114
   Advisory fees payable .....................................................        1,142,948
   Payable for investments purchased .........................................          726,495
   Accrued expenses and other liabilities ....................................           79,219
   Payable for capital stock repurchased .....................................           35,789
   Payable to custodian ......................................................           16,328
   Deferred trustees' fees ...................................................           14,213
   Shareholder servicing fees payable ........................................           12,170
                                                                                 --------------
      Total Liabilities ......................................................      229,455,276
                                                                                 --------------
NET ASSETS ...................................................................   $1,479,025,842
                                                                                 ==============
 Net assets were comprised of:
   Common stock, at $.001 par value ..........................................   $       72,313
   Paid-in capital in excess of par ..........................................    1,101,023,844
                                                                                 --------------
                                                                                  1,101,096,157
   Undistributed net investment income .......................................        6,685,809
   Accumulated net realized gain on investments ..............................      202,859,057
   Net unrealized appreciation on investments .................................      168,384,819
                                                                                 --------------
   Net assets, December 31, 2005 .............................................   $1,479,025,842
                                                                                 ==============
Net asset value and redemption price per share, $1,479,025,842/72,313,458
   outstanding shares of common stock ........................................   $        20.45
                                                                                 ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated dividend income (net of $29,336 foreign withholding tax) .......   $ 20,579,547
   Unaffiliated income from securities lending, net ............................        338,941
   Affiliated income from securities lending, net ..............................        231,551
   Affiliated dividend income ..................................................         40,809
   Unaffiliated interest .......................................................         30,351
                                                                                   ------------
                                                                                     21,221,199
                                                                                   ------------
EXPENSES
   Advisory fees ...............................................................     12,231,152
   Shareholder servicing fees and expenses .....................................      1,380,163
   Custodian and accounting fees ...............................................        422,000
   Insurance expenses ..........................................................         32,000
   Trustees' fees ..............................................................         28,000
   Audit fee ...................................................................         15,000
   Legal fees and expenses .....................................................          9,000
   Loan interest expense (Note 7) ..............................................            108
   Miscellaneous ...............................................................         44,442
                                                                                   ------------
      Total expenses ...........................................................     14,161,865
   Less: advisory fee waivers ..................................................       (156,608)
                                                                                   ------------
      Net expenses .............................................................     14,005,257
                                                                                   ------------
NET INVESTMENT INCOME ..........................................................      7,215,942
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain on investment transactions ................................    205,047,739
   Net change in unrealized appreciation (depreciation) on investments .........    (54,042,063)
                                                                                   ------------
NET GAIN ON INVESTMENTS ........................................................    151,005,676
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS ................................................................   $158,221,618
                                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                                     -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income ..........................................................    $    7,215,942     $    1,881,089
   Net realized gain on investments ...............................................       205,047,739        186,401,919
   Net change in unrealized appreciation (depreciation) on investments ............       (54,042,063)        51,114,048
                                                                                       --------------     --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................       158,221,618        239,397,056
                                                                                       --------------     --------------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income ...........................................        (1,881,089)        (1,190,224)
   Distributions from net realized gains ..........................................      (186,550,192)       (26,886,646)
                                                                                       --------------     --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ..............................................      (188,431,281)       (28,076,870)
                                                                                       --------------     --------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [8,506,581 and 9,960,559 shares, respectively] ..............       166,995,056        187,485,189
   Capital stock issued in reinvestment of dividends [10,399,078
      and 1,570,294 shares, respectively] .........................................       188,431,281         28,076,870
   Capital stock repurchased [8,093,210 and 7,735,737 shares, respectively] .......      (155,977,096)      (144,470,285)
                                                                                       --------------     --------------
   INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ...............       199,449,241         71,091,774
                                                                                       --------------     --------------
TOTAL INCREASE IN NET ASSETS ......................................................       169,239,578        282,411,960
NET ASSETS:
   Beginning of year ..............................................................     1,309,786,264      1,027,374,304
                                                                                       --------------     --------------
   End of year (a) ................................................................    $1,479,025,842     $1,309,786,264
                                                                                       ==============     ==============
   (a) Includes undistributed net investment income of ............................    $    6,685,809     $    1,866,876
                                                                                       --------------     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A13

                        -----------------------------------
                            AST MID-CAP VALUE PORTFOLIO
                        -----------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value:
   Unaffiliated investments (cost $156,555,360) ................................   $156,032,908
   Cash ........................................................................      5,471,711
   Dividends and interest receivable ...........................................        143,010
   Receivable for investments sold .............................................          7,496
   Tax reclaim receivable ......................................................          4,796
   Prepaid expenses ............................................................          3,694
   Receivable for capital stock sold ...........................................            201
                                                                                   ------------
      Total Assets .............................................................    161,663,816
                                                                                   ------------
LIABILITIES:
   Payable for capital stock repurchased .......................................        199,731
   Advisory fees payable .......................................................        125,234
   Accrued expenses and other liabilities ......................................         27,287
   Shareholder servicing fees payable ..........................................         15,012
   Deferred trustees' fees .....................................................          1,710
                                                                                   ------------
      Total Liabilities ........................................................        368,974
                                                                                   ------------
NET ASSETS .....................................................................   $161,294,842
                                                                                   ------------
   Net assets were comprised of:
      Common stock, at $.001 par value .........................................   $     12,772
      Paid-in capital in excess of par .........................................    136,245,331
                                                                                   ------------
                                                                                    136,258,103
       Undistributed net investment income .....................................        779,158
       Accumulated net realized gain on investments ............................     24,780,303
       Net unrealized depreciation on investments ..............................       (522,722)
                                                                                   ------------
       Net assets, December 31, 2005 ...........................................   $161,294,842
                                                                                   ============
Net asset value and redemption price per share, $161,294,842/12,771,901
   outstanding shares of common stock ..........................................   $      12.63
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated dividend income (net of foreign withholding taxes of $37,867) ..   $  2,843,330
   Unaffiliated income from securities lending, net ............................         22,609
   Affiliated income from securities lending, net ..............................          1,496
                                                                                   ------------
                                                                                      2,867,435
                                                                                   ------------
EXPENSES
   Advisory fees ...............................................................      1,682,366
   Shareholder servicing fees and expenses .....................................        177,091
   Custodian and accounting fees ...............................................        139,000
   Audit fee ...................................................................         15,000
   Loan interest expense (Note 7) ..............................................         11,123
   Trustees' fees ..............................................................         11,000
   Legal fees and expenses .....................................................          9,000
   Insurance expenses ..........................................................          5,000
   Miscellaneous ...............................................................         27,813
                                                                                   ------------
      Total expenses ...........................................................      2,077,393
                                                                                   ------------
NET INVESTMENT INCOME ..........................................................        790,042
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain (loss) on:
      Investments ..............................................................     51,990,928
      Foreign currency transactions ............................................         (2,885)
                                                                                   ------------
                                                                                     51,988,043
                                                                                   ------------
Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................    (43,905,910)
      Foreign currencies .......................................................           (436)
                                                                                   ------------
                                                                                    (43,906,346)
                                                                                   ------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES .................................      8,081,697
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................   $  8,871,739
                                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                                     -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income ..........................................................     $     790,042       $    740,854
   Net realized gain on investments and foreign currencies ........................        51,988,043          4,589,709
   Net change in unrealized appreciation (depreciation) on investments and
      foreign currencies ..........................................................       (43,906,346)        20,232,335
                                                                                        -------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................         8,871,739         25,562,898
                                                                                        -------------       ------------
DIVIDENDS:
   Dividends from net investment income ...........................................          (746,664)          (512,677)
                                                                                        -------------       ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [1,528,865 and 4,546,658 shares, respectively] ..............        18,514,794         49,786,781
   Capital stock issued in reinvestment of dividends
      [63,438 and 48,549 shares, respectively] ....................................           746,664            512,677
   Capital stock repurchased [5,063,434 and 5,746,999 shares, respectively] .......       (61,473,847)       (61,841,238)
                                                                                        -------------       ------------
   DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ...............       (42,212,389)       (11,541,780)
                                                                                        -------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...........................................       (34,087,314)        13,508,441
NET ASSETS:
   Beginning of year ..............................................................       195,382,156        181,873,715
                                                                                        -------------       ------------
   End of year (a) ................................................................     $ 161,294,842       $195,382,156
                                                                                        =============       ============
   (a) Includes undistributed net investment income of ............................     $     779,158       $    738,826
                                                                                        -------------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A14

               --------------------------------------------------
                  AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
               --------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value, including securities on loan of $42,085,680:
   Unaffiliated investments (cost $297,117,809) ................................   $392,590,004
   Affiliated investments (cost $54,105,493)....................................     54,105,493
   Receivable for capital stock sold ...........................................     14,722,162
   Receivable for investments sold .............................................        614,974
   Dividends and interest receivable ...........................................        410,434
   Prepaid expenses ............................................................          7,707
                                                                                   ------------
      Total Assets .............................................................    462,450,774
                                                                                   ------------
LIABILITIES:
   Payable to broker for collateral for securities on loan .....................     43,546,794
   Advisory fees payable .......................................................        337,807
   Payable for capital stock repurchased .......................................         77,379
   Accrued expenses and other liabilities ......................................         44,162
   Payable to custodian ........................................................         10,951
   Shareholder servicing fees payable ..........................................          3,315
   Deferred trustees' fees .....................................................          2,715
                                                                                   ------------
      Total Liabilities ........................................................     44,023,123
                                                                                   ------------
NET ASSETS .....................................................................   $418,427,651
                                                                                   ============
   Net assets were comprised of:
      Common stock, at $.001 par value .........................................       $ 15,191
      Paid-in capital in excess of par .........................................    286,278,295
                                                                                   ------------
                                                                                    286,293,486
      Undistributed net investment income ......................................      1,571,683
      Accumulated net realized gain on investments .............................     35,090,287
      Net unrealized appreciation on investments ...............................     95,472,195
                                                                                   ------------
      Net assets, December 31, 2005 ............................................   $418,427,651
                                                                                   ============
Net asset value and redemption price per share, $418,427,651/15,190,542
   outstanding shares of common stock ..........................................   $      27.55
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated dividend income (net of $248,771 foreign withholding tax) ......    $ 5,092,689
   Unaffiliated interest .......................................................        182,887
   Unaffiliated income from securities lending, net ............................         32,865
   Affiliated dividend income ..................................................         14,785
   Affiliated income from securities lending, net ..............................         13,079
                                                                                    -----------
                                                                                      5,336,305
                                                                                    -----------
EXPENSES
   Advisory fees ...............................................................      2,872,389
   Shareholder servicing fees and expenses .....................................        319,154
   Custodian and accounting fees ...............................................        208,000
   Audit fee ...................................................................         15,000
   Trustees' fees ..............................................................         10,000
   Legal fees and expenses .....................................................         10,000
   Insurance expenses ..........................................................          5,000
   Loan interest expense (Note 7) ..............................................          3,827
   Miscellaneous ...............................................................         10,775
                                                                                    -----------
      Total expenses ...........................................................      3,454,145
                                                                                    -----------
NET INVESTMENT INCOME ..........................................................      1,882,160
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain (loss) on:
      Investment transactions ..................................................     37,626,489
      Foreign currency transactions ............................................        (37,760)
                                                                                    -----------
                                                                                     37,588,729
                                                                                    -----------
   Net change in unrealized appreciation (depreciation) on investments .........     43,733,448
                                                                                    -----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES .................................     81,322,177
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................    $83,204,337
                                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                                     -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income ...........................................................    $   1,882,160       $    899,588
   Net realized gain on investments and foreign currencies..........................       37,588,729         22,616,561
   Net change in unrealized appreciation on investments ............................       43,733,448         27,061,108
                                                                                        -------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................       83,204,337         50,577,257
                                                                                        -------------       ------------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income ............................................         (699,254)        (1,843,388)
   Distributions from net realized gains ...........................................      (20,829,591)                --
                                                                                        -------------       ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ...............................................      (21,528,845)        (1,843,388)
                                                                                        -------------       ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [7,262,259 and 4,711,892 shares, respectively] ...............      181,644,878         91,830,070
   Capital stock issued in reinvestment of dividends [960,681 and 105,578
      shares, respectively] ........................................................       21,528,845          1,843,388
   Capital stock repurchased [3,553,090 and 4,089,071 shares, respectively] ........      (84,510,861)       (75,178,286)
                                                                                        -------------       ------------
   INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ................      118,662,862         18,495,172
                                                                                        -------------       ------------
TOTAL INCREASE IN NET ASSETS .......................................................      180,338,354         67,229,041
NET ASSETS:
   Beginning of year ...............................................................      238,089,297        170,860,256
                                                                                        -------------       ------------
   End of year (a) .................................................................    $ 418,427,651       $238,089,297
                                                                                        =============       ============
   (a) Includes undistributed net investment income of .............................    $   1,571,683       $    691,301
                                                                                        -------------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A15

               --------------------------------------------------
                  AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
               --------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value, including securities on loan of $40,003,369:
   Unaffiliated investments (cost $320,411,053) ................................   $326,986,271
   Affiliated investments (cost $64,190,456) ...................................     64,190,456
   Receivable for capital stock sold ...........................................      2,302,488
   Dividends and interest receivable ...........................................        315,291
   Prepaid expenses ............................................................          4,149
                                                                                   ------------
      Total Assets .............................................................    393,798,655
                                                                                   ------------
LIABILITIES:
   Payable to broker for collateral for securities on loan .....................     41,321,555
   Payable for investments purchased ...........................................     13,565,956
   Payable for capital stock repurchased .......................................      1,162,932
   Advisory fees payable .......................................................        196,091
   Accrued expenses and other liabilities ......................................         36,139
   Payable to custodian ........................................................         13,498
   Deferred trustees'fees                                                                 5,590
   Shareholder servicing fees payable ..........................................          2,740
                                                                                   ------------
      Total Liabilities ........................................................     56,304,501
                                                                                   ------------
NET ASSETS .....................................................................   $337,494,154
                                                                                   ============
   Net assets were comprised of:
      Common stock, at $0.001 par value ........................................   $     32,839
      Paid-in capital in excess of par .........................................    540,483,697
                                                                                   ------------
                                                                                    540,516,536
      Accumulatednet investment loss ...........................................         (5,589)
      Accumulated net realized loss on investments .............................   (209,592,011)
      Net unrealized appreciation on investments ...............................      6,575,218
                                                                                   ------------
      Net assets, December 31, 2005 ............................................   $337,494,154
                                                                                   ============
Net asset value and redemption price per share, $337,494,154/32,838,735
   outstanding shares of common stock ..........................................   $      10.28
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated dividend income (net of $44,110 foreign withholding tax) ........   $ 1,630,417
   Affiliated dividend income ...................................................        63,452
   Affiliated income from securities lending, net ...............................        13,017
   Unaffiliated income from securities lending, net .............................        11,563
                                                                                    -----------
                                                                                      1,718,449
                                                                                    -----------
EXPENSES
   Advisory fees ................................................................     2,108,086
   Shareholder servicing fees and expenses ......................................       234,232
   Custodian and accounting fees ................................................       178,000
   Audit fee ....................................................................        15,000
   Loan interest expense (Note 7) ...............................................        14,180
   Trustees'fees ................................................................        12,000
   Legal fees and expenses ......................................................        11,000
   Insurance expenses ...........................................................         8,000
   Miscellaneous ................................................................        12,376
                                                                                    -----------
      Total expenses ............................................................     2,592,874
   Less: advisory fee waivers ...................................................      (121,709)
                                                                                    -----------
      Net expenses ..............................................................     2,471,165
                                                                                    -----------
NET INVESTMENT LOSS .............................................................      (752,716)
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investment transactions .................................    60,395,683
   Net change in unrealized appreciation (depreciation) on investments ..........   (27,853,507)
                                                                                    -----------

NET GAIN ON INVESTMENTS .........................................................    32,542,176
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................   $31,789,460
                                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                                     -----------------   -----------------
INCREASE (DECREASE)IN NET ASSETS
OPERATIONS:
   Net investment loss ..............................................................   $   (752,716)      $   (165,250)
   Net realized gain on investments .................................................     60,395,683          6,464,542
   Net change in unrealized appreciation (depreciation) on investments ..............    (27,853,507)         7,640,416
                                                                                        ------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................     31,789,460         13,939,708
                                                                                        ------------       ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [14,195,435 and 9,853,712 shares, respectively] ...............    141,740,538         81,916,908
   Capital stock repurchased [10,589,452 and 9,014,318 shares, respectively] ........    (94,171,221)       (74,777,073)
                                                                                        ------------       ------------
   INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS .................     47,569,317          7,139,835
                                                                                        ------------       ------------
TOTAL INCREASEIN NET ASSETS .........................................................     79,358,777         21,079,543
NET ASSETS:
   Beginning of year ................................................................    258,135,377        237,055,834
                                                                                        ------------       ------------
   End of year ......................................................................   $337,494,154       $258,135,377
                                                                                        ============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      A16

                        ------------------------------
                            AST MFS GROWTH PORTFOLIO
                        ------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value, including securities on loan of $35,580,891:
   Unaffiliated investments (cost $536,127,168).................................   $560,563,464
   Affiliated investments (cost $36,907,002)....................................     36,907,002
   Receivable for investments sold .............................................     15,488,285
   Dividends and interest receivable ...........................................        561,938
   Prepaid expenses ............................................................         11,239
   Receivable for capital stock sold ...........................................          3,876
                                                                                   ------------
      Total Assets .............................................................    613,535,804
                                                                                   ------------
LIABILITIES:
   Payable to broker for collateral for securities on loan .....................     36,892,374
   Payable for investments purchased ...........................................     17,468,286
   Payable for capital stock repurchased .......................................      1,331,578
   Advisory fees payable .......................................................        370,209
   Accrued expenses and other liabilities ......................................         61,906
   Payable to custodian ........................................................         19,276
   Deferred trustees' fees .....................................................          9,444
   Shareholder servicing fees payable ..........................................          4,628
                                                                                   ------------
      Total Liabilities ........................................................     56,157,701
                                                                                   ------------
NET ASSETS .....................................................................   $557,378,103
                                                                                   ============
   Net assets were comprised of:
      Common stock, at $.001 par value .........................................   $     64,881
      Paid-in capital in excess of par .........................................    913,464,774
                                                                                   ------------
                                                                                    913,529,655
      Accumulated net investment loss ..........................................        (18,917)
      Accumulated net realized loss on investments .............................   (380,573,305)
      Net unrealized appreciation on investments
         and foreign currencies ................................................     24,440,670
                                                                                   ------------
      Net assets, December 31, 2005 ............................................   $557,378,103
                                                                                   ============
Net asset value and redemption price per share, $557,378,103/64,880,694
   outstanding shares of common stock ..........................................   $       8.59
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated dividend income (net of $56,020 foreign withholding tax) ........   $ 4,794,153
   Unaffiliated interest ........................................................       785,320
   Unaffiliated income from securities lending, net .............................        33,913
   Affiliated income from securities lending, net ...............................        15,285
   Affiliated dividend income ...................................................           245
                                                                                   ------------
                                                                                      5,628,916
                                                                                   ------------
EXPENSES
   Advisory fees ................................................................     4,845,699
   Shareholder servicing fees and expenses ......................................       538,411
   Custodian and accounting fees ................................................       319,000
   Trustees' fees ...............................................................        19,000
   Insurance expenses ...........................................................        16,000
   Audit fee ....................................................................        15,000
   Legal fees and expenses ......................................................         9,000
   Loan interest expense (Note 7) ...............................................         5,532
   Miscellaneous ................................................................        22,405
                                                                                   ------------
      Total expenses ............................................................     5,790,047
   Less: advisory fee waivers ...................................................      (158,924)
                                                                                   ------------
      Net expenses ..............................................................     5,631,123
                                                                                   ------------
NET INVESTMENT LOSS .............................................................        (2,207)
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain (loss) on:
      Investment transactions ...................................................    62,613,378
      Foreign currency transactions .............................................       (35,820)
                                                                                   ------------
                                                                                     62,577,558
                                                                                   ------------
   Net change in unrealized appreciation (depreciation) on:
       Investments ..............................................................   (29,194,479)
       Foreign currencies .......................................................         1,313
                                                                                   ------------
                                                                                    (29,193,166)
                                                                                   ------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES ..................................    33,384,392
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................   $33,382,185
                                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED         YEAR ENDED
                                                                                      DECEMBER 31, 2005  DECEMBER 31, 2004
                                                                                      -----------------  -----------------
INCREASE (DECREASE)IN NET ASSETS
OPERATIONS:
   Net investment income (loss) .....................................................   $     (2,207)      $     66,226
   Net realized gain on investments and foreign currencies ..........................     62,577,558         40,797,208
   Net change in unrealized appreciation (depreciation) on investments and
       foreign currencies ...........................................................    (29,193,166)        15,176,570
                                                                                        ------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................     33,382,185         56,040,004
                                                                                        ------------       ------------
DIVIDENDS:
   Dividends from net investment income .............................................        (59,767)                --
                                                                                        ------------       ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [7,786,849 and 3,969,455 shares, respectively] ................     62,785,917         29,685,612
   Capital stock issued in reinvestment of dividends
      [7,752 and 0 shares, respectively] ............................................         59,767                 --
   Capital stock repurchased [9,151,893 and 19,022,477 shares, respectively] ........    (73,714,195)      (144,108,452)
                                                                                        ------------       ------------
   DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS .................    (10,868,511)      (114,422,840)
                                                                                        ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............................................     22,453,907        (58,382,836)
NET ASSETS:
   Beginning of year ................................................................    534,924,196        593,307,032
                                                                                        ------------       ------------
   End of year (a) ..................................................................   $557,378,103       $534,924,196
                                                                                        ============       ============
   (a) Includes undistributed net investment income of ..............................   $         --       $     50,323
                                                                                        ------------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      A17

                   -----------------------------------------
                      AST MARSICO CAPITAL GROWTH PORTFOLIO
                   -----------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value, including securities on loan of $340,595,947:
   Unaffiliated investments (cost $2,417,966,463) ............................   $3,187,997,906
   Affiliated investments (cost $496,940,973) ................................      496,940,973
   Receivable for capital stock purchased ....................................        4,337,965
   Dividends and interest receivable .........................................        3,326,868
   Prepaid expenses ..........................................................           62,959
                                                                                 --------------
      Total Assets ...........................................................    3,692,666,671
                                                                                 --------------
LIABILITIES:
   Payable to broker for collateral for securities on loan ...................      354,663,269
   Payable for investments purchased .........................................       23,574,357
   Payable for capital stock repurchased .....................................       15,876,349
   Advisory fees payable .....................................................        2,228,897
   Accrued expenses and other liabilities ....................................          102,113
   Payable to custodian ......................................................           46,161
   Shareholder servicing fees payable ........................................           27,321
   Deferred trustees' fees ...................................................           22,587
                                                                                 --------------
      Total Liabilities ......................................................      396,541,054
                                                                                 --------------
NET ASSETS ...................................................................   $3,296,125,617
                                                                                 ==============
   Net assets were comprised of:
      Common stock, at $.001 par value .......................................   $      172,777
      Paid-in capital in excess of par .......................................    2,751,224,664
                                                                                 --------------
                                                                                  2,751,397,441
      Undistributed net investment income ....................................        1,803,946
      Accumulated net realized loss on investments ...........................     (227,107,213)
      Net unrealized appreciation on investments .............................      770,031,443
                                                                                 --------------
      Net assets, December 31, 2005 ..........................................   $3,296,125,617
                                                                                 ==============
Net asset value and redemption price per share, $3,296,125,617/172,777,224
   outstanding shares of common stock ........................................   $        19.08
                                                                                 ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated dividend income (net of $817,415 foreign withholding tax) .......  $ 25,588,022
   Affiliated income from securities lending, net ...............................       637,688
   Affiliated dividend income ...................................................     2,358,349
   Unaffiliated income from securities lending, net .............................       255,717
                                                                                   ------------
                                                                                     28,839,776
                                                                                   ------------
EXPENSES
   Advisory fees ................................................................    24,221,096
   Shareholder servicing fees and expenses ......................................     2,691,233
   Custodian and accounting fees ................................................       611,000
   Insurance expenses ...........................................................        53,000
   Trustees' fees ...............................................................        32,000
   Audit fee ....................................................................        15,000
   Legal fees and expenses ......................................................        12,000
   Loan interest expense (Note 7) ...............................................           451
   Miscellaneous ................................................................        26,575
                                                                                   ------------
      Total expenses ............................................................    27,662,355
   Less: advisory fee waivers ...................................................      (656,137)
                                                                                   ------------
      Net expenses ..............................................................    27,006,218
                                                                                   ------------
NET INVESTMENT INCOME ...........................................................     1,833,558
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
      Investment transactions ...................................................    61,288,478
      Foreign currency transactions .............................................        (7,026)
                                                                                   ------------
                                                                                     61,281,452
                                                                                   ------------
   Net change in unrealized appreciation (depreciation) on investments ..........   140,775,458
                                                                                   ------------
NET GAIN ON INVESTMENTS .........................................................   202,056,910
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................  $203,890,468
                                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED        YEAR ENDED
                                                                                     DECEMBER 31, 2005  DECEMBER 31, 2004
                                                                                     -----------------  -----------------
INCREASE (DECREASE)IN NET ASSETS
OPERATIONS:
   Net investment income (loss) ....................................................  $    1,833,558     $     (142,474)
   Net realized gain on investments and foreign currencies .........................      61,281,452         61,274,855
   Net change in unrealized appreciation on investments ............................     140,775,458        245,337,782
                                                                                      --------------     --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................     203,890,468        306,470,163
                                                                                      --------------     --------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [56,831,130 and 30,104,296 shares, respectively] .............   1,022,868,275        480,032,518
   Capital stock repurchased [12,554,420 and 12,388,470 shares, respectively] ......    (225,652,812)      (202,064,369)
                                                                                      --------------     --------------
   INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ................     797,215,463        277,968,149
                                                                                      --------------     --------------
TOTAL INCREASE IN NET ASSETS .......................................................   1,001,105,931        584,438,312
NET ASSETS:
   Beginning of year ...............................................................   2,295,019,686      1,710,581,374
                                                                                      --------------     --------------
   End of year (a) .................................................................  $3,296,125,617     $2,295,019,686
                                                                                      ==============     ==============
   (a) Includes undistributed net investment income of .............................. $    1,803,946     $           --
                                                                                      --------------     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      A18

              -----------------------------------------------------
                 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
              -----------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
Investments at value, including securities on loan of $87,133,083:
   Unaffiliated investments (cost $657,821,609) ..............................   $  750,539,377
   Affiliated investments (cost $93,609,376) .................................       93,609,376
   Receivable for investments sold ...........................................        3,759,755
   Dividends and interest receivable .........................................          562,706
   Receivable for capital stock sold .........................................           26,687
   Prepaid expenses ..........................................................           15,999
                                                                                 --------------
      Total Assets ...........................................................      848,513,900
                                                                                 --------------
LIABILITIES:
   Payable to broker for collateral for securities on loan ...................       90,344,354
   Payable for investments purchased .........................................        1,794,931
   Payable for capital stock repurchased .....................................          746,229
   Advisory fees payable .....................................................          354,650
   Accrued expenses and other liabilities ....................................           66,438
   Payable to custodian ......................................................           54,813
   Deferred trustees' fees ...................................................           42,540
   Shareholder servicing fees payable ........................................            5,963
                                                                                 --------------
      Total Liabilities ......................................................       93,409,918
                                                                                 --------------
NET ASSETS ...................................................................   $  755,103,982
                                                                                 ==============
   Net assets were comprised of:
      Common stock, at $.001 par value .......................................   $       33,984
      Paid-in capital in excess of par .......................................    1,528,690,652
                                                                                 --------------
                                                                                  1,528,724,636
      Accumulated net investment loss ........................................          (42,540)
      Accumulated net realized loss on investments ...........................     (866,295,882)
      Net unrealized appreciation on investments .............................       92,717,768
                                                                                 --------------
      Net assets, December 31, 2005 ..........................................   $  755,103,982
                                                                                 ==============
Net asset value and redemption price per share, $755,103,982/33,984,442
   outstanding shares of common stock ........................................   $        22.22
                                                                                 ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated dividend income (net of $3,024 foreign withholding tax) .........  $  7,725,916
   Unaffiliated interest ........................................................       102,288
   Unaffiliated income from securities lending, net .............................        49,469
   Affiliated dividend income ...................................................        19,602
   Affiliated income from securities lending, net ...............................        17,191
                                                                                   ------------
                                                                                      7,914,466
                                                                                   ------------
EXPENSES
   Advisory fees ................................................................     7,393,742
   Shareholder servicing fees and expenses ......................................       821,527
   Custodian and accounting fees ................................................       362,000
   Trustees' fees ...............................................................        31,000
   Insurance expenses ...........................................................        29,000
   Audit fee ....................................................................        15,000
   Legal fees and expenses ......................................................        12,000
   Loan interest expense (Note 7) ...............................................         4,911
   Miscellaneous ................................................................        42,838
                                                                                   ------------
      Total expenses ............................................................     8,712,018
   Less: advisory fee waivers ...................................................      (723,928)
                                                                                   ------------
      Net expenses ..............................................................     7,988,090
                                                                                   ------------
NET INVESTMENT LOSS .............................................................       (73,624)
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain on investment transactions .................................    56,452,451
   Net change in unrealized appreciation (depreciation) on investments ..........   (38,917,990)
                                                                                   ------------
NET GAIN ON INVESTMENTS .........................................................    17,534,461
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................  $ 17,460,837
                                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31, 2005  DECEMBER 31, 2004
                                                                                     -----------------  ----------------
INCREASE (DECREASE)IN NET ASSETS
OPERATIONS:
   Net investment income (loss) .....................................................   $    (73,624)    $    4,445,171
   Net realized realized gain on investments ........................................     56,452,451         42,580,023
   Net change in unrealized appreciation (depreciation) on investments ..............    (38,917,990)       (17,509,798)
                                                                                        ------------     --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................     17,460,837         29,515,396
                                                                                        ------------     --------------
DIVIDENDS:
   Dividends from net investment income .............................................     (4,445,171)                --
                                                                                        ------------     --------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [226,432 and 1,535,694 shares, respectively] ..................      4,751,228         31,156,320
   Capital stock issued in reinvestment of dividends
      [223,600 and 0 shares, respectively] ..........................................      4,445,171                 --
   Net asset value of shares issued in merger
      [0 and 2,089,499 shares, respectively] (Note 9) ...............................             --         42,536,344
   Capital stock repurchased [11,265,130 and 14,035,812 shares, respectively] .......   (235,885,776)      (285,630,024)
                                                                                        ------------     --------------
   DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS .................   (226,689,377)      (211,937,360)
                                                                                        ------------     --------------
TOTAL DECREASE IN NET ASSETS ........................................................   (213,673,711)      (182,421,964)
NET ASSETS:
   Beginning of year ................................................................    968,777,693      1,151,199,657
                                                                                        ------------     --------------
   End of year (a) ..................................................................   $755,103,982     $  968,777,693
                                                                                        ============     ==============
   (a) Includes undistributed net investment income of ..............................   $         --     $    4,402,631
                                                                                        ------------     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      A19

                   ------------------------------------------
                       AST DEAM LARGE-CAP VALUE PORTFOLIO
                   ------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value, including securities on loan of $ 13,728,570:
   Unaffiliated investments (cost $151,117,080) ................................   $162,807,269
   Affiliated investments (cost $25,353,610) ...................................     25,353,610
   Dividends and interest receivable ...........................................        214,868
   Receivable for capital stock sold ...........................................         78,713
   Prepaid expenses ............................................................          3,706
                                                                                   ------------
      Total Assets .............................................................    188,458,166
                                                                                   ------------
LIABILITIES:
   Payable to broker for collateral for securities on loan .....................     14,209,293
   Advisory fees payable .......................................................         64,758
   Due to broker-variation margin ..............................................         47,694
   Accrued expenses and other liabilities ......................................         16,170
   Payable to custodian ........................................................          8,498
   Shareholder servicing fees payable ..........................................          1,432
   Deferred trustees' fees .....................................................          1,294
   Payable for capital stock repurchased .......................................             54
                                                                                   ------------
      Total Liabilities ........................................................     14,349,193
                                                                                   ------------
NET ASSETS .....................................................................   $174,108,973
                                                                                   ============
   Net assets were comprised of:
      Common stock, at $.001 par value .........................................   $     13,925
      Paid-in capital in excess of par .........................................    141,062,793
                                                                                   ------------
                                                                                    141,076,718

      Undistributed net investment income ......................................      2,015,471
      Accumulated net realized gain on investments .............................     19,425,145
      Net unrealized appreciation on investments ...............................     11,591,639
                                                                                   ------------
      Net assets, December 31, 2005 ............................................   $174,108,973
                                                                                   ============
Net asset value and redemption price per share, $174,108,973/13,924,665
   outstanding shares of common stock ..........................................   $      12.50
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated dividend income .................................................   $ 3,636,035
   Unaffiliated interest ........................................................       175,067
   Affiliated dividend income ...................................................        29,573
   Unaffiliated income from securities lending, net .............................        11,845
   Affiliated income from securities lending, net ...............................         2,411
                                                                                    -----------
                                                                                      3,854,931
                                                                                    -----------
EXPENSES
   Advisory fees ................................................................     1,483,772
   Shareholder servicing fees and expenses ......................................       174,561
   Custodian and accounting fees ................................................       148,000
   Audit fee ....................................................................        15,000
   Trustees' fees ...............................................................        10,000
   Legal fees and expenses ......................................................        10,000
   Insurance expenses ...........................................................         4,000
   Miscellaneous ................................................................        17,393
                                                                                    -----------
      Total expenses ............................................................     1,862,726
   Less: advisory fee waivers and expense reimbursements ........................       (95,880)
                                                                                    -----------
      Net expenses ..............................................................     1,766,846
                                                                                    -----------
NET INVESTMENT INCOME ...........................................................     2,088,085
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
      Investment transactions ...................................................    21,314,606
      Futures transactions ......................................................       (90,879)
                                                                                    -----------
                                                                                     21,223,727
                                                                                    -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................     (9,650,388)
      Futures ..................................................................       (239,113)
                                                                                    -----------
                                                                                     (9,889,501)
                                                                                    -----------
NET GAIN ON INVESTMENTS ........................................................     11,334,226
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................    $13,422,311
                                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31, 2005  DECEMBER 31, 2004
                                                                                     -----------------  -----------------
INCREASE (DECREASE)IN NET ASSETS
OPERATIONS:
   Net investment income ............................................................   $  2,088,085       $  1,923,331
   Net realized gain on investments .................................................     21,223,727         20,104,072
   Net change in unrealized appreciation (depreciation) on investments ..............     (9,889,501)         5,768,275
                                                                                        ------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................     13,422,311         27,795,678
                                                                                        ------------       ------------
DIVIDENDS:
   Dividends from net investment income .............................................     (1,868,042)        (1,225,279)
                                                                                        ------------       ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [4,379,020 and 6,638,607 shares, respectively] ................     51,395,662         68,697,775
   Capital stock issued in reinvestment of dividends
      [185,314 and 122,283 shares, respectively] ....................................      1,868,042          1,225,273
   Capital stock repurchased [7,240,748 and 3,723,950 shares, respectively] .........    (82,573,966)       (38,449,494)
                                                                                        ------------       ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ......    (29,310,262)        31,473,554
                                                                                        ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............................................    (17,755,993)        58,043,953
NET ASSETS:
   Beginning of year ................................................................    191,864,966        133,821,013
                                                                                        ------------       ------------
   End of year (a) ..................................................................   $174,108,973       $191,864,966
                                                                                        ============       ============
   (a) Includes undistributed net investment income of ..............................   $  2,015,471       $  1,866,747
                                                                                        ------------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      A20

                      --------------------------------------
                           AST LARGE-CAP VALUE PORTFOLIO
                      --------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value:
      Unaffiliated investments (cost $742,530,135) .............................   $771,987,658
   Affiliated investments (cost $33,974,695) ...................................     33,974,695
   Cash ........................................................................      8,869,510
   Receivable for investments sold .............................................     17,378,239
   Receivable for capital stock sold ...........................................      2,829,120
   Dividends and interest receivable ...........................................      1,179,701
   Prepaid expenses ............................................................         16,317
                                                                                   ------------
      Total Assets .............................................................    836,235,240
                                                                                   ============
LIABILITIES:
   Payable for investments purchased ...........................................     26,289,063
   Payable to broker for collateral for securities on loan .....................     23,660,981
   Payable for capital stock repurchased .......................................        553,950
   Advisory fees payable .......................................................        384,278
   Accrued expenses and other liabilities ......................................        100,393
   Deferred trustees' fees .....................................................         14,662
   Shareholder servicing fees payable ..........................................          7,623
                                                                                   ------------
      Total Liabilities ........................................................     51,010,950
                                                                                   ------------
NET ASSETS .....................................................................   $785,224,290
                                                                                   ============
   Net assets were comprised of:
      Common stock, at $.001 par value .........................................   $     44,692
      Paid-in capital in excess of par .........................................    720,499,536
                                                                                   ------------
                                                                                    720,544,228
      Undistributed net investment income ......................................      9,274,266
      Accumulated net realized gain on investments .............................     25,948,273
      Net unrealized appreciation on investments ...............................     29,457,523
                                                                                   ------------
      Net assets, December 31, 2005 ............................................   $785,224,290
                                                                                   ============
Net asset value and redemption price per share, $785,224,290 /44,692,022
   outstanding shares of common stock ..........................................   $      17.57
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated dividend income (net of foreign withholding taxes of $5,706) ....  $ 15,444,204
   Unaffiliated income from securities lending, net .............................        90,209
   Affiliated income from securities lending, net ...............................        10,603
   Affiliated dividend income ...................................................         2,941
                                                                                   ------------
                                                                                     15,547,957
                                                                                   ------------
EXPENSES
   Advisory fees ................................................................     5,079,230
   Shareholder servicing fees and expenses ......................................       677,231
   Custodian and accounting fees ................................................       289,000
   Trustees' fees ...............................................................        18,000
   Insurance expenses ...........................................................        16,000
   Audit fee ....................................................................        15,000
   Legal fees and expenses ......................................................         9,000
   Loan interest expense (Note 7) ...............................................           503
   Miscellaneous ................................................................        33,765
                                                                                   ------------
      Total expenses ............................................................     6,137,729
   Less: advisory fee waivers ...................................................      (158,267)
                                                                                   ------------
      Net expenses ..............................................................     5,979,462
                                                                                   ------------
NET INVESTMENT INCOME ...........................................................     9,568,495
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments .............................................    80,034,921
                                                                                   ------------
   Net change in unrealized appreciation (depreciation) on investments ..........   (47,497,682)
                                                                                   ------------
NET GAIN ON INVESTMENTS .........................................................    32,537,239
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................  $ 42,105,734
                                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31, 2005  DECEMBER 31, 2004
                                                                                     -----------------  -----------------
INCREASE (DECREASE)IN NET ASSETS
OPERATIONS:
   Net investment income ............................................................   $  9,568,495       $  6,217,101
   Net realized gain on investments .................................................     80,034,921         48,115,688
   Net change in unrealized appreciation (depreciation) on investments ..............    (47,497,682)        31,554,521
                                                                                        ------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................     42,105,734         85,887,310
                                                                                        ------------       ------------
DIVIDENDS:
   Dividends from net investment income .............................................     (5,779,623)        (9,262,013)
                                                                                        ------------       ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [13,314,670 and 3,609,679 shares, respectively] ...............    228,003,819         52,611,206
   Capital stock issued in reinvestment of dividends
      [358,984 and 650,422 shares, respectively] ....................................      5,779,623          9,262,013
   Capital stock repurchased [7,195,539 and 9,720,869 shares, respectively] .........   (121,694,882)      (141,800,738)
                                                                                        ------------       ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ......    112,088,560        (79,927,519)
                                                                                        ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............................................    148,414,671         (3,302,222)
NET ASSETS:
   Beginning of year ................................................................    636,809,619        640,111,841
                                                                                        ------------       ------------
   End of year (a) ..................................................................   $785,224,290       $636,809,619
                                                                                        ============       ============
   (a) Includes undistributed net investment income of ..............................    $ 9,274,266        $ 5,764,961
                                                                                        ------------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      A21

                ------------------------------------------------
                   AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
                ------------------------------------------------

STATEMENT OF ASSETS AND LIABILITISE
December 31, 2005

ASSETS:
   Investments at value: including securities on
      loan of $33,627,142:
   Unaffiliated investments (cost $242,595,912) ................................   $285,899,713
   Affiliated investments (cost $37,890,665) ...................................     37,890,665
   Receivable for investments sold .............................................      1,152,204
   Dividends and interest receivable ...........................................        380,410
   Receivable for capital stock sold ...........................................        195,602
   Prepaid expenses ............................................................          7,398
                                                                                   ------------
      Total Assets .............................................................    325,525,992
                                                                                   ------------
LIABILITIES:
   Payable to broker for collateral for securities on loan .....................     35,140,103
   Advisory fees payable .......................................................        132,720
   Accrued expenses and other liabilities ......................................         25,650
   Payable to custodian ........................................................          9,690
   Shareholder servicing fees payable ..........................................          2,394
   Deferred trustees'fees ......................................................          1,795
   Payable for capital stock repurchased .......................................            117
                                                                                   ------------
      Total Liabilities ........................................................     35,312,469
                                                                                   ------------
NET ASSETS .....................................................................   $290,213,523
                                                                                   ============
   Net assets were comprised of:
      Common stock, at $.001 par value .........................................   $     23,313
      Paid-in capital in excess of par .........................................    225,651,305
                                                                                   ------------
                                                                                    225,674,618
      Undistributed net investment income ......................................      4,162,484
      Accumulated net realized gain on investments .............................     17,072,620
      Netunrealized appreciationon investments .................................     43,303,801
                                                                                   ------------
      Net assets, December31,2005 ..............................................   $290,213,523
                                                                                   ============
Net asset value and redemption price per share,
   $290,213,523/23,312,932 outstanding shares
   of common stock .............................................................   $      12.45
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated dividend income (net of $14,369
     foreign withholding tax) ..................................................    $ 6,857,553
   Unaffiliated income from securities lending, net ............................         16,593
   Affiliated dividend income ..................................................          9,661
   Affiliated income from securities lending, net ..............................          6,349
   Unaffiliated interest .......................................................            260
                                                                                    -----------
                                                                                      6,890,416
                                                                                    -----------
EXPENSES
   Advisory fees ...............................................................      2,185,892
   Shareholder servicing fees and expenses .....................................        291,452
   Custodian and accounting fees ...............................................        174,000
   Audit fee ...................................................................         15,000
   Trustees' fees ..............................................................         12,000
   Legal fees and expenses .....................................................         11,000
   Loan interest expense (Note 7) ..............................................          9,278
   Insurance expenses ..........................................................          6,000
   Miscellaneous ...............................................................         21,516
                                                                                    -----------
   Total expenses ..............................................................      2,726,138
                                                                                    -----------
NET INVESTMENT INCOME ..........................................................      4,164,278
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investment transactions ................................     18,610,732
   Net change in unrealized appreciation (depreciation)
   on investments ..............................................................     (6,832,901)
                                                                                    -----------
NET GAIN ON INVESTMENTS ........................................................     11,777,831
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................    $15,942,109
                                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED        YEAR ENDED
                                                                                     DECEMBER 31, 2005  DECEMBER 31, 2004
                                                                                     -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income ............................................................  $   4,164,278       $  3,382,698
   Net realized gain on investments .................................................     18,610,732          7,698,383
   Net change in unrealized appreciation (depreciation) on investments ..............     (6,832,901)        19,408,283
                                                                                       -------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................     15,942,109         30,489,364
                                                                                       -------------       ------------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income .............................................    (3,382,698)         (3,001,313)
   Distributions from net realized gains ............................................    (6,873,972)         (5,245,992)
                                                                                       -------------       ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ................................................   (10,256,670)         (8,247,305)
                                                                                       -------------       ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [5,584,568 and 10,046,608 shares, respectively] ...............     66,873,137        114,497,710
   Capital stock issued in reinvestment of dividends [883,436 and
      757,329 shares, respectively] .................................................     10,256,670          8,247,305
   Capital stock repurchased [6,622,699 and 4,578,037 shares, respectively] .........    (80,085,275)       (50,050,864)
                                                                                       -------------       ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ......     (2,955,468)        72,694,151
                                                                                       -------------       ------------
TOTAL INCREASE IN NET ASSETS ........................................................      2,729,971         94,936,210
NET ASSETS:
   Beginning of year ................................................................    287,483,552        192,547,342
                                                                                       -------------       ------------
   End of year (a) ..................................................................  $ 290,213,523       $287,483,552
                                                                                       =============       ============
   (a) Includes undistributed net investment income of ..............................  $   4,162,484       $  3,380,904
                                                                                       -------------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      A22

                   --------------------------------------------
                       AST COHEN & STEERS REALTY PORTFOLIO
                   --------------------------------------------

STATEMENT OF ASSETS AND LIABILITISE
December 31, 2005

ASSETS:
   Investments at value:
   Unaffiliated investments (cost $313,844,734) ................................   $409,179,125
   Affiliated investments (cost $679,267) ......................................        679,267
   Dividends and interest receivable ...........................................      2,118,850
   Receivable for capital stock sold ...........................................         35,194
   Prepaid expenses ............................................................         10,317
                                                                                   ------------
      Total Assets .............................................................    412,022,753
                                                                                   ------------
LIABILITIES:
   Payable for capital stock repurchased .......................................        849,701
   Payable for investments purchased ...........................................        651,112
   Advisory fees payable .......................................................        221,283
   Accrued expenses and other liabilities ......................................         32,149
   Payable to custodian ........................................................         11,127
   Shareholder servicing fees payable ..........................................          3,520
   Deferred trustees' fees .....................................................          2,740
                                                                                   ------------
      Total Liabilities ........................................................      1,771,632
                                                                                   ------------
NET ASSETS .....................................................................   $410,251,121
                                                                                   ============
Net assets were comprised of:
   Common stock, at $.001 par value ............................................       $ 23,078
   Paid-in capital in excess of par ............................................    240,247,582
                                                                                   ------------
                                                                                    240,270,660
   Undistributed net investment income .........................................      6,287,210
   Accumulated net realized gain on investments ................................     68,358,860
   Net unrealized appreciation on investments ..................................     95,334,391
                                                                                   ------------
   Net assets, December 31, 2005 ...............................................   $410,251,121
                                                                                   ============
Net asset value and redemption price per share,
   $410,251,121/23,078,231 outstanding shares
   of common stock .............................................................   $      17.78
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated dividend income (net of $43,712
     foreign withholding tax) ..................................................   $ 17,404,649
   Affiliated dividend income ..................................................         20,498
   Unaffiliated income from securities lending, net ............................         18,853
                                                                                   ------------
                                                                                     17,444,000
                                                                                   ------------
EXPENSES
   Advisory fees ...............................................................      3,998,879
   Shareholder servicing fees and expenses .....................................        399,888
   Custodian and accounting fees ...............................................        217,000
   Loan interest expense (Note 7) ..............................................         16,320
   Audit fee ...................................................................         15,000
   Trustees' fees ..............................................................         12,000
   Legal fees and expenses .....................................................         10,000
   Insurance expenses ..........................................................          8,000
   Miscellaneous ...............................................................         29,954
                                                                                   ------------
     Total expenses ............................................................      4,707,041
   Less: advisory fee waivers ..................................................       (339,229)
                                                                                   ------------
     Net expenses ..............................................................      4,367,812
                                                                                   ------------
NET INVESTMENT INCOME ..........................................................     13,076,188
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain on:
     Investment transactions ...................................................     58,012,801
     Foreign currency transactions .............................................          5,486
                                                                                   ------------
                                                                                     58,018,287
                                                                                   ------------
   Net change in unrealized appreciation (depreciation)
     on investments ............................................................    (20,000,091)
                                                                                   ------------
NET GAIN ON INVESTMENTS AND FOREIGN
CURRENCIES .....................................................................     38,018,196
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS ................................................................   $ 51,094,384
                                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED        YEAR ENDED
                                                                                     DECEMBER 31, 2005  DECEMBER 31, 2004
                                                                                     -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income ...........................................................   $  13,076,188       $ 11,243,770
   Net realized gain on investments and foreign currencies .........................      58,018,287         25,273,895
   Net change in unrealized appreciation (depreciation) on investments .............     (20,000,091)        68,830,737
                                                                                       -------------       ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................      51,094,384        105,348,402
                                                                                       -------------       ------------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income ............................................      (5,939,611)        (7,684,744)
   Distributions from net realized gains ...........................................     (29,397,709)        (4,721,132)
                                                                                       -------------       ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ...............................................     (35,337,320)       (12,405,876)
                                                                                       -------------       ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [3,854,331 and 8,515,874 shares, respectively] ...............      63,807,972        121,458,367
   Capital stock issued in reinvestment of dividends [2,464,249
     and 902,902 shares, respectively] .............................................      35,337,320         12,405,876
   Capital stock repurchased [7,910,147 and 7,171,624 shares, respectively] ........    (128,131,135)       (92,828,844)
                                                                                       -------------       ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ........     (28,985,843)        41,035,399
                                                                                       -------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ............................................     (13,228,779)       133,977,925
NET ASSETS:
   Beginning of year ...............................................................     423,479,900        289,501,975
                                                                                       -------------       ------------
   End of year (a) .................................................................   $ 410,251,121       $423,479,900
                                                                                       -------------       ------------
   (a) Includes undistributed net investment income of .............................   $   6,287,210       $  5,935,924
                                                                                       -------------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      A23

              ------------------------------------------------------
                AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO
              ------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value, including securities on loan of $73,992,417:
   Unaffiliated investments (cost $441,970,107) ................................   $507,483,211
   Affiliated investments (cost $79,080,620) ...................................     79,080,620
   Cash ........................................................................        531,651
   Receivable for investments sold .............................................      7,419,172
   Dividends and interest receivable ...........................................        556,286
   Receivable for capital stock sold ...........................................        153,553
   Prepaid expenses ............................................................         12,236
                                                                                   ------------
     Total Assets ..............................................................    595,236,729
                                                                                   ------------
LIABILITIES:
   Payable to broker for collateral for securities on loan .....................     76,984,392
   Payable for investments purchased ...........................................      4,789,499
   Payable for capital stock repurchased .......................................        591,840
   Advisory fee payable ........................................................        129,487
   Accrued expenses and other liabilities ......................................         55,416
   Shareholder servicing fees payable ..........................................         47,602
   Deferred trustees' fees .....................................................          9,773
                                                                                   ------------
     Total Liabilities .........................................................     82,608,009
                                                                                   ------------
NET ASSETS .....................................................................
                                                                                   $512,628,720
                                                                                   ============
   Net assets were comprised of:
     Common stock, at $.001 par value ..........................................   $     41,908
     Paid-in capital in excess of par ..........................................    567,151,689
                                                                                   ------------
                                                                                    567,193,597
     Undistributed net investment income .......................................      5,016,233
     Accumulated net realized loss on investments ..............................   (125,094,214)
     Net unrealized appreciation on investments ................................     65,513,104
                                                                                   ------------
     Net assets, December 31, 2005 .............................................   $512,628,720
                                                                                   ============
Net asset value and redemption price per share,
   $512,628,720/41,907,688 outstanding shares
   of common stock .............................................................   $      12.23
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated dividend income (net of foreign withholding taxes of $7,969) ...   $  8,827,411
   Unaffiliated income from securities lending, net ............................         49,563
   Affiliated income from securities lending, net ..............................         11,246
   Affiliated dividend income ..................................................         10,495
   Unaffiliated interest .......................................................             15
                                                                                   ------------
                                                                                      8,898,730
                                                                                   ------------
EXPENSES
   Advisory fees ...............................................................      3,021,247
   Shareholder servicing fees and expenses .....................................        503,541
   Custodian and accounting fees ...............................................        175,000
   Loan interest expense (Note 7) ..............................................         51,848
   Insurance expenses ..........................................................         17,000
   Audit fee ...................................................................         16,000
   Trustees' fees ..............................................................         16,000
   Legal fees and expenses .....................................................         10,000
   Miscellaneous ...............................................................         46,634
                                                                                   ------------
     Total expenses ............................................................      3,857,270
                                                                                   ------------
NET INVESTMENT INCOME ..........................................................      5,041,460
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments ............................................     31,422,790
   Net change in unrealized appreciation (depreciation) on investments .........    (23,259,298)
                                                                                   ------------
NET GAIN ON INVESTMENTS ........................................................      8,163,492
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................   $ 13,204,952
                                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                      DECEMBER 31,2005   DECEMBER 31,2004
                                                                                      ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income ...........................................................    $  5,041,460       $  6,946,279
   Net realized gain on investments ................................................      31,422,790          6,382,969
   Net change in unrealized appreciation (depreciation) on investments .............     (23,259,298)        34,494,253
                                                                                        ------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................      13,204,952         47,823,501
                                                                                        ------------       ------------
DIVIDENDS:
   Dividends from net investment income ............................................      (6,896,193)        (4,631,826)
                                                                                        ------------       ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [3,898,744 and 14,970,341 shares, respectively] ..............      45,894,609        167,380,415
   Capital stock issued in reinvestment of dividends
     [610,282 and 424,551 shares, respectively] ....................................       6,896,193          4,631,826
   Net asset value of shares issued in merger
     [7,420,768 and 0 shares, respectively] ........................................      92,091,735                 --
   Capital stock repurchased [16,937,940 and 17,787,384 shares, respectively] ......    (200,228,334)      (195,030,248)
                                                                                        ------------       ------------
   DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ................     (55,345,797)       (23,018,007)
                                                                                        ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ............................................     (49,037,038)        20,173,668
NET ASSETS:
   Beginning of year ...............................................................     561,665,758        541,492,090
                                                                                        ------------       ------------
   End of year(a) ..................................................................    $512,628,720       $561,665,758
                                                                                        ============       ============
   (a) Includes undistributed net investment income of .............................    $  5,016,233       $  6,949,361
                                                                                        ------------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      A24

              ------------------------------------------------------
                 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
              ------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value, including securities on
     loan of $54,427,030:
   Unaffiliated investments (cost $370,048,812) ................................   $391,989,884
   Affiliated investments (cost $56,807,703) ...................................     56,807,703
   Dividends and interest receivable ...........................................        860,534
   Receivable for investments sold .............................................        626,780
   Cash ........................................................................         95,905
   Prepaid expenses ............................................................          8,374
   Receivable for capital stock sold ...........................................            712
                                                                                   ------------
     Total Assets ..............................................................    450,389,892
                                                                                   ------------
LIABILITIES:
   Payable to broker for collateral for securities on loan .....................     56,769,042
   Advisory fees payable .......................................................        250,467
   Accrued expenses and other liabilities ......................................         56,881
   Payable for capital stock repurchased .......................................          9,015
   Due to broker-variation margin ..............................................          9,275
   Deferred trustees' fees .....................................................          7,058
   Shareholder servicing fees payable ..........................................          3,258
                                                                                   ------------
     Total Liabilities .........................................................     57,104,996
                                                                                   ------------
NET ASSETS .....................................................................   $393,284,896
                                                                                   ============
   Net assets were comprised of:
     Common stock, at $.001 par value ..........................................   $     28,751
     Paid-in capital in excess of par ..........................................    440,159,766
                                                                                   ------------
                                                                                    440,188,517

     Undistributed net investment income .......................................      6,698,610
     Accumulated net realized loss on investments ..............................    (75,526,145)
     Net unrealized appreciation on investments ................................     21,923,914
                                                                                   ------------
     Net assets, December 31, 2005 .............................................   $393,284,896
                                                                                   ============
Net asset value and redemption price per share,
   $393,284,896/28,751,484 outstanding shares
   of common stock .............................................................   $      13.68
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated dividend income (net of $3,784
     foreign withholding tax) ..................................................   $ 10,499,940
   Unaffiliated income from securities lending, net ............................        102,773
   Unaffiliated interest .......................................................         82,642
   Affiliated income from securities lending, net ..............................         12,314
   Affiliated dividend income ..................................................          1,227
                                                                                   ------------
                                                                                     10,698,896
                                                                                   ------------
EXPENSES
   Advisory fees ...............................................................      3,120,641
   Shareholder servicing fees and expenses .....................................        416,085
   Custodian and accounting fees ...............................................        272,000
   Audit fee ...................................................................         15,000
   Insurance expenses ..........................................................         13,000
   Trustees' fees ..............................................................         12,000
   Legal fees and expenses .....................................................          8,000
   Loan interest expense (Note 7) ..............................................            473
   Miscellaneous ................................................. .............         28,439
                                                                                   ------------
     Total expenses ............................................................      3,885,638
                                                                                   ------------
NET INVESTMENT INCOME ..........................................................      6,813,258
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain (loss) on:
     Investment transactions ...................................................     28,445,681
     Futures transactions ......................................................       (127,017)
                                                                                   ------------
                                                                                     28,318,664
                                                                                   ------------
   Net change in unrealized appreciation (depreciation) on:
     Investments ...............................................................    (17,541,172)
     Futures ...................................................................        (89,850)
     Foreign currencies ........................................................         (1,142)
                                                                                   ------------
                                                                                    (17,632,164)
                                                                                   ------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES .................................     10,686,500
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS ................................................................   $ 17,499,758
                                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31, 2005  DECEMBER 31, 2004
                                                                                     -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ..........................................................    $  6,813,258       $  7,272,542
    Net realized gain on investments ...............................................      28,318,664         42,648,733
    Net change in unrealized appreciation (depreciation)
       on investments and foreign currencies .......................................     (17,632,164)           275,968
                                                                                        ------------       ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................      17,499,758         50,197,243
                                                                                        ------------       ------------
DIVIDENDS:
    Dividends from net investment income ...........................................      (7,184,462)        (3,630,621)
                                                                                        ------------       ------------
CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [1,071,386 and 5,525,672 shares, respectively] ..............      14,347,041         67,332,771
    Capital stock issued in reinvestment of dividends
       [562,604 and 306,640 shares, respectively] ..................................       7,184,462          3,630,621
    Net asset value of shares issued in merger
       [0and 9,098,089 shares, respectively] (Note 9) ..............................              --        108,397,180
    Capital stock repurchased [7,002,009 and 6,392,267 shares, respectively] .......     (92,473,471)       (77,825,976)
                                                                                        ------------       ------------
    INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ....     (70,941,968)       101,534,596
                                                                                        ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ............................................     (60,626,672)       148,101,218
NET ASSETS:
    Beginning of year ..............................................................     453,911,568        305,810,350
                                                                                        ------------       ------------
    End of year(a) .................................................................    $393,284,896       $453,911,568
                                                                                        ============       ============
    (a) Includes undistributed net investment income of ............................    $  6,698,610       $  7,177,404
                                                                                        ------------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      A25

                   ------------------------------------------------------
                      AST ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
                   ------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value, including securities on loan of $161,928,175:
   Unaffiliated investments (cost $2,601,515,370) ............................   $2,794,642,313
   Affiliated investments (cost $168,588,832) ................................      168,588,832
   Receivable for investments sold ...........................................        5,167,521
   Dividends and interest receivable .........................................        3,359,783
   Receivable for capital stock sold .........................................        2,951,709
   Prepaid expenses ..........................................................           57,232
                                                                                 --------------
      Total Assets ...........................................................    2,974,767,390
                                                                                 --------------
LIABILITIES:
   Payable to broker for collateral for securities on loan ...................      168,546,946
   Payable for investments purchased .........................................        1,927,276
   Advisory fees payable .....................................................        1,347,878
   Accrued expenses and other liabilities ....................................           99,165
   Payable to custodian ......................................................           47,765
   Deferred trustees' fees ...................................................           24,865
   Shareholder servicing fees payable ........................................           23,076
   Payable for capital stock repurchased .....................................              856
                                                                                 --------------
      Total Liabilities ......................................................      172,017,827
                                                                                 --------------
NET ASSETS ...................................................................   $2,802,749,563
                                                                                 ==============
   Net assets were comprised of:
      Common stock, at $.001 par value .......................................   $      138,710
      Paid-in capital in excess of par .......................................    2,623,556,296
                                                                                 --------------
                                                                                  2,623,695,006
      Undistributed net investment income ....................................       27,046,405
      Accumulated net realized loss on investments ...........................      (41,118,791)
      Net unrealized appreciation on investments .............................      193,126,943
                                                                                 --------------
      Net assets, December 31, 2005 ..........................................   $2,802,749,563
                                                                                 ==============
Net asset value and redemption price per share, $2,802,749,563/138,710,080
   outstanding shares of common stock ........................................   $        20.21
                                                                                 ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated dividend income (net of $11,824 foreign withholding tax) .....     $ 47,446,216
   Affiliated dividend income ................................................          595,281
   Unaffiliated income from securities lending, net ..........................           53,889
   Unaffiliated interest .....................................................              423
                                                                                   ------------
                                                                                     48,095,809
                                                                                   ------------
EXPENSES
   Advisory fees .............................................................       18,562,548
   Shareholder servicing fees and expenses ...................................        2,475,006
   Custodian and accounting fees .............................................          560,000
   Insurance expenses ........................................................           54,000
   Trustees' fees ............................................................           35,000
   Audit fee .................................................................           15,000
   Legal fees and expenses ...................................................           13,000
   Loan interest expense (Note 7) ............................................              382
   Miscellaneous .............................................................           47,106
                                                                                   ------------
      Total expenses .........................................................       21,762,042
   Less: advisory fee waivers ................................................         (737,503)
                                                                                   ------------
      Net expenses ...........................................................       21,024,539
                                                                                   ------------
NET INVESTMENT INCOME ........................................................       27,071,270
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investment transactions ..............................      233,795,441
   Net change in unrealized appreciation (depreciation) on investments .......     (138,155,100)
                                                                                   ------------
NET GAIN ON INVESTMENTS ......................................................       95,640,341
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................     $122,711,611
                                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED           YEAR ENDED
                                                                                    DECEMBER 31, 2005    DECEMBER 31, 2004
                                                                                    -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income ........................................................     $   27,071,270       $   26,811,111
   Net realized gain on investments .............................................        233,795,441           61,723,758
   Net change in unrealized appreciation (depreciation) on investments ..........       (138,155,100)         125,226,936
                                                                                      --------------       --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................        122,711,611          213,761,805
                                                                                      --------------       --------------
DIVIDENDS:
   Dividends from net investment income .........................................        (26,811,111)         (13,715,428)
                                                                                      --------------       --------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [35,613,718 and 18,587,095 shares, respectively] ..........        696,024,950          337,350,352
   Capital stock issued in reinvestment of dividends [1,416,330 and
      771,830 shares, respectively] .............................................         26,811,111           13,715,428
   Capital stock repurchased [8,601,010 and 12,801,079 shares, respectively] ....       (168,193,135)        (235,435,244)
                                                                                      --------------       --------------
   INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS .............        554,642,926          115,630,536
                                                                                      --------------       --------------
TOTAL INCREASE IN NET ASSETS ....................................................        650,543,426          315,676,913
NET ASSETS:
   Beginning of year ............................................................      2,152,206,137        1,836,529,224
                                                                                      --------------       --------------
   End of year (a) ..............................................................     $2,802,749,563       $2,152,206,137
                                                                                      ==============       ==============
   (a) Includes undistributed net investment income of ..........................     $   27,046,405       $   26,786,245
                                                                                      --------------       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A26

                           --------------------------------------
                               AST GLOBAL ALLOCATION PORTFOLIO
                           --------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value:
   Affiliated investments (cost $190,112,251) ..................................   $201,956,745
   Receivable for capital stock sold ...........................................        355,592
   Dividends receivable ........................................................         28,652
   Prepaid expenses ............................................................          2,790
                                                                                   ------------
      Total Assets .............................................................    202,343,779
                                                                                   ------------
LIABILITIES:
   Advisory fees payable .......................................................         70,583
   Accrued expenses and other liabilities ......................................         20,560
   Payable to custodian ........................................................         14,290
   Deferred trustees' fees .....................................................          6,805
   Payable for capital stock repurchased .......................................            114
                                                                                   ------------
      Total Liabilities ........................................................        112,352
                                                                                   ------------
NET ASSETS .....................................................................   $202,231,427
                                                                                   ============
   Net assets were comprised of:
      Common stock, at $.001 par value .........................................   $     16,098
      Paid-in capital in excess of par .........................................    262,012,835
                                                                                   ------------
                                                                                    262,028,933
      Undistributed net investment income ......................................      5,243,864
      Accumulated net realized loss on investments .............................    (76,885,864)
      Net unrealized appreciation on investments ...............................     11,844,494
                                                                                   ------------
      Net assets, December 31, 2005 ............................................   $202,231,427
                                                                                   ============
Net asset value and redemption price per share,
   $202,231,427/16,098,492 outstanding shares
   of common stock .............................................................   $      12.56
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Affiliated dividend income ...................................................   $ 4,018,939
                                                                                    -----------
EXPENSES
   Advisory fees ................................................................       213,267
   Custodian and accounting fees ................................................        66,000
   Audit fee ....................................................................        19,000
   Legal fees and expenses ......................................................        14,000
   Trustees' fees ...............................................................        10,000
   Insurance expenses ...........................................................         9,000
   Loan interest expense (Note 7) ...............................................           275
   Miscellaneous ................................................................        11,672
                                                                                    -----------
      Total expenses ............................................................       343,214
                                                                                    -----------
NET INVESTMENT INCOME ...........................................................     3,675,725
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investment transactions .................................    16,687,328
   Net change in unrealized appreciation (depreciation) on investments ..........    (6,432,136)
                                                                                    -----------
NET GAIN ON INVESTMENTS .........................................................    10,255,192
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................   $13,930,917
                                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31, 2005  DECEMBER 31, 2004
                                                                                     -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income ........................................................       $  3,675,725       $  5,176,828
   Net realized gain on investments .............................................         16,687,328         15,804,533
   Net change in unrealized appreciation (depreciation) on investments ..........         (6,432,136)         3,909,800
                                                                                        ------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................         13,930,917         24,891,161
                                                                                        ------------       ------------
DIVIDENDS:
   Dividends from net investment income .........................................         (7,424,965)        (2,868,023)
                                                                                        ------------       ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [923,927 and 364,495 shares, respectively] ................         11,127,115          4,188,371
   Capital stock issued in reinvestment of dividends
      [647,903 and 256,303 shares, respectively] ................................          7,424,965          2,868,023
   Capital stock repurchased [4,530,787 and 5,479,553 shares, respectively] .....        (54,553,763)       (62,160,128)
                                                                                        ------------       ------------
   DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS .............        (36,001,683)       (55,103,734)
                                                                                        ------------       ------------
TOTAL DECREASE IN NET ASSETS ....................................................        (29,495,731)       (33,080,596)
NET ASSETS:
   Beginning of year ............................................................        231,727,158        264,807,754
                                                                                        ------------       ------------
   End of year (a) ..............................................................       $202,231,427       $231,727,158
                                                                                        ============       ============
   (a) Includes undistributed net investment income of ..........................        $ 5,243,864        $ 7,418,160
                                                                                        ------------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A27

                ---------------------------------------------------------
                    AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
                ---------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value, including securities on loan of $6,487,080:
   Unaffiliated investments (cost $205,106,896) ................................   $215,796,469
   Affiliated investments (cost $6,731,330) ....................................      6,731,330
   Cash ........................................................................         21,214
   Dividends and interest receivable ...........................................        930,012
   Prepaid expenses ............................................................          4,687
   Receivable for capital stock sold ...........................................            694
                                                                                   ------------
      Total Assets .............................................................    223,484,406
                                                                                   ------------
LIABILITIES:
   Payable for investments purchased ...........................................     10,952,475
   Payable to broker for collateral for securities on loan .....................      6,703,935
   Payable for capital stock repurchased .......................................        280,335
   Advisory fees payable .......................................................        131,042
   Accrued expenses and other liabilities ......................................         53,936
   Deferred trustees' fees .....................................................          3,443
   Due to broker-variation margin ..............................................          2,650
   Shareholder servicing fees payable ..........................................          1,700
                                                                                   ------------
      Total Liabilities ........................................................     18,129,516
                                                                                   ------------
NET ASSETS .....................................................................   $205,354,890
                                                                                   ============
   Net assets were comprised of:
      Common stock, at $.001 par value .........................................   $     14,375
      Paid-in capital in excess of par .........................................    187,408,868
                                                                                   ------------
                                                                                    187,423,243
      Undistributed net investment income ......................................      3,770,527
      Accumulated net realized gain on investments .............................      3,476,398
      Net unrealized appreciation on investments ...............................     10,684,722
                                                                                   ------------
      Net assets, December 31, 2005 ............................................   $205,354,890
                                                                                   ============
Net asset value and redemption price per share, $205,354,890/14,375,419
   outstanding shares of common stock ..........................................   $      14.29
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated interest ........................................................   $ 3,801,455
   Unaffiliated dividend income (net of $1,417 foreign withholding tax) .........     2,103,900
   Unaffiliated income from securities lending, net .............................        18,814
   Affiliated dividend income ...................................................         2,559
   Affiliated income from securities lending, net ...............................         1,304
                                                                                    -----------
                                                                                      5,928,032
                                                                                    -----------
EXPENSES
   Advisory fees ................................................................     1,836,395
   Shareholder servicing fees and expenses ......................................       216,047
   Custodian and accounting fees ................................................       199,000
   Audit fee ....................................................................        18,000
   Trustees' fees ...............................................................        12,000
   Legal fees and expenses ......................................................         7,000
   Insurance expenses ...........................................................         6,000
   Loan interest expense (Note 7) ...............................................         2,010
   Miscellaneous ................................................................        34,864
                                                                                    -----------
      Total expenses ............................................................     2,331,316
   Less: advisory fee waivers ...................................................       (66,373)
                                                                                    -----------
      Net expenses ..............................................................     2,264,943
                                                                                    -----------
NET INVESTMENT INCOME ...........................................................     3,663,089
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain on:
      Investment transactions ...................................................    12,792,219
      Futures transactions ......................................................        53,158
      Foreign currency transactions .............................................        73,566
                                                                                    -----------
                                                                                     12,918,943
                                                                                    -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...............................................................    (7,225,180)
      Futures ...................................................................       (31,350)
      Foreign currencies ........................................................           (31)
                                                                                    -----------
                                                                                     (7,256,561)
                                                                                    -----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES ..................................     5,662,382
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................   $ 9,325,471
                                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED          YEAR ENDED
                                                                                     DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                                     -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
   Net investment income .........................................................      $  3,663,089        $  3,607,349
   Net realized gain on investments and foreign currencies .......................        12,918,943          18,361,688
   Net change in unrealized appreciation (depreciation)
      on investments and foreign currencies ......................................        (7,256,561)         (2,305,581)
                                                                                        ------------        ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................         9,325,471          19,663,456
                                                                                        ------------        ------------
DIVIDENDS:
   Dividends from net investment income ..........................................        (3,659,041)         (3,257,861)
                                                                                        ------------        ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [1,215,777 and 2,222,427 shares, respectively] .............        16,802,226          29,157,046
   Capital stock issued in reinvestment of dividends
      [271,643 and 251,962 shares, respectively] .................................         3,659,041           3,257,861
   Capital stock repurchased [3,930,970 and 3,905,055 shares, respectively] ......       (54,467,278)        (50,944,326)
                                                                                        ------------        ------------
   DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ..............       (34,006,011)        (18,529,419)
                                                                                        ------------        ------------
DECREASE IN NET ASSETS ...........................................................       (28,339,581)         (2,123,824)
NET ASSETS:
   Beginning of year .............................................................       233,694,471         235,818,295
                                                                                        ------------        ------------
   End of year (a) ...............................................................      $205,354,890        $233,694,471
                                                                                        ============        ============
   (a) Includes undistributed net investment income of ...........................      $  3,770,527        $  3,655,598
                                                                                        ------------        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A28

                    -------------------------------------------------
                       AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                    -------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value, including securities on loan of $39,906,874:
   Unaffiliated investments (cost $388,992,945) ...............................    $427,783,553
   Affiliated investments (cost $44,422,100) ..................................      44,422,100
   Cash .......................................................................           2,252
   Foreign currency, at value (cost $193,552) .................................         169,908
   Dividends and interest receivable ..........................................       1,910,217
   Receivable for investments sold ............................................         568,915
   Prepaid expenses ...........................................................          10,095
   Receivable for capital stock sold ..........................................           8,143
                                                                                   ------------
      Total Assets ............................................................     474,875,183
                                                                                   ------------
LIABILITIES:
   Payable to broker for collateral for securities on loan ....................      41,475,800
   Payable for capital stock repurchased ......................................       1,018,082
   Payable for investments purchased ..........................................         844,091
   Advisory fees payable ......................................................         213,147
   Accrued expenses and other liabilities .....................................         167,641
   Deferred trustees' fees ....................................................           5,080
   Shareholder servicing fees payable .........................................           3,980
                                                                                   ------------
      Total Liabilities .......................................................      43,727,821
                                                                                   ------------
NET ASSETS ....................................................................    $431,147,362
                                                                                   ============
   Net assets were comprised of:
      Common stock, at $.001 par value ........................................    $     25,186
      Paid-in capital in excess of par ........................................     356,210,442
                                                                                   ------------
                                                                                    356,235,628
      Undistributed net investment income .....................................       7,609,616
      Accumulated net realized gain on investments ............................      28,570,482
      Net unrealized appreciation on investments and foreign currencies .......      38,731,636
                                                                                   ------------
      Net assets, December 31, 2005 ...........................................    $431,147,362
                                                                                   ============
Net asset value and redemption price per share, $431,147,362/25,186,493
   outstanding shares of common stock .........................................    $      17.12
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated interest .......................................................   $  6,484,749
   Unaffiliated dividend income (net of $128,692 foreign withholding tax) ......      5,585,950
   Unaffiliated income from securities lending, net ............................         77,360
   Affiliated dividend income ..................................................          9,169
   Affiliated income from securities lending, net ..............................         16,804
                                                                                   ------------
                                                                                     12,174,032
                                                                                   ------------
EXPENSES
   Advisory fees ...............................................................      3,680,936
   Shareholder servicing fees and expenses .....................................        433,051
   Custodian and accounting fees ...............................................        349,000
   Trustees' fees ..............................................................         17,000
   Audit fee ...................................................................         14,800
   Legal fees and expenses .....................................................         11,000
   Insurance expenses ..........................................................         11,000
   Loan interest expense (Note 7) ..............................................          1,565
   Miscellaneous ...............................................................        163,725
                                                                                   ------------
      Total expenses ...........................................................      4,682,077
   Less: advisory fee waivers ..................................................       (170,379)
                                                                                   ------------
      Net expenses .............................................................      4,511,698
                                                                                   ------------
NET INVESTMENT INCOME ..........................................................      7,662,334
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain (loss) on:
      Investment transactions ..................................................     30,110,347
      Foreign currency transactions ............................................        (82,672)
                                                                                   ------------
                                                                                     30,027,675
                                                                                   ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................    (17,713,158)
      Foreign currencies .......................................................        (64,067)
                                                                                   ------------
                                                                                    (17,777,225)
                                                                                   ------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES .................................     12,250,450
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................   $ 19,912,784
                                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED          YEAR ENDED
                                                                                     DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                                     -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income ..........................................................     $  7,662,334        $  7,453,955
   Net realized gain on investments and foreign currencies ........................       30,027,675          20,477,097
   Net change in unrealized appreciation (depreciation)
      on investments and foreign currencies .......................................      (17,777,225)         14,208,471
                                                                                        ------------        ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................       19,912,784          42,139,523
                                                                                        ------------        ------------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income ...........................................       (8,054,346)         (5,760,759)
   Distributions from net realized gains ..........................................       (3,430,531)                 --
                                                                                        ------------        ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ..............................................      (11,484,877)         (5,760,759)
                                                                                        ------------        ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [2,379,790 and 4,155,151 shares, respectively] ..............       39,362,112          65,060,701
   Capital stock issued in reinvestment of dividends
      [717,355 and 374,562 shares, respectively] ..................................       11,484,877           5,760,759
   Capital stock repurchased [3,538,421 and 2,351,005 shares, respectively] .......      (58,870,825)        (36,609,042)
                                                                                        ------------        ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ....       (8,023,836)         34,212,418
                                                                                        ------------        ------------
TOTAL INCREASE IN NET ASSETS ......................................................          404,071          70,591,182
NET ASSETS:
   Beginning of year ..............................................................      430,743,291         360,152,109
                                                                                        ------------        ------------
   End of year (a) ................................................................     $431,147,362        $430,743,291
                                                                                        ============        ============
   (a) Includes undistributed Net investment income of ............................     $  7,609,616        $  7,758,351
                                                                                        ------------        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A29

                   -------------------------------------------
                     AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                   -------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value, including securities on loan of $18,832,838:
   Unaffiliated investments (cost $478,178,653) ................................   $478,474,625
   Affiliated investments (cost $46,759,821) ...................................     46,759,821
   Cash ........................................................................     13,384,095
   Foreign currency, at value (cost $771,102) ..................................        624,710
   Receivable for Capital stock sold ...........................................     12,764,752
   Dividends and interest receivable ...........................................      7,828,208
   Unrealized appreciation on forward currency contracts .......................      2,083,985
   Due from broker-variation margin ............................................        392,217
   Prepaid expenses ............................................................         11,634
                                                                                   ------------
      Total Assets .............................................................    562,324,047
                                                                                   ------------
LIABILITIES:
   Payable to broker for collateral for securities on loan .....................     19,264,913
   Unrealized depreciation on foreign currency forward contracts ...............      2,404,673
   Payable for investments purchased ...........................................        616,285
   Advisory fees payable .......................................................        358,070
   Accrued expenses and other liabilities ......................................        105,602
   Shareholder servicing fees payable ..........................................          4,320
   Deferred trustees' fees .....................................................          3,002
   Payable for Capital stock repurchased .......................................             63
                                                                                   ------------
      Total Liabilities ........................................................     22,756,928
                                                                                   ------------
NET ASSETS .....................................................................   $539,567,119
                                                                                   ============
   Net assets were comprised of:
      Common stock, at $.001 par value .........................................   $     48,258
      Paid-in capital in excess of par .........................................    536,129,552
                                                                                   ------------
                                                                                    536,177,810
      Accumulated net investment loss ..........................................       (427,090)
      Accumulated net realized gain on investments .............................      4,202,334
      Net Unrealized depreciation on investments and foreign currencies ........       (385,935)
                                                                                   ------------
      Net assets, December 31, 2005 ............................................   $539,567,119
                                                                                   ============
Net asset value and redemption price per share, $539,567,119/48,257,486
   outstanding shares of common stock ..........................................   $      11.18
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated interest .......................................................   $ 16,827,536
   Unaffiliated dividend income (net of $7,799 foreign withholding tax) ........        222,176
   Affiliated dividend income ..................................................         30,361
   Affiliated income from securities lending, net ..............................          8,348
                                                                                   ------------
                                                                                     17,088,421
                                                                                   ------------
EXPENSES
   Advisory fees ...............................................................      3,524,834
   Shareholder servicing fees and expenses .....................................        440,604
   Custodian and accounting fees ...............................................        347,000
   Audit fee ...................................................................         23,000
   Trustees' fees ..............................................................         14,000
   Legal fees and expenses .....................................................         11,000
   Insurance expenses ..........................................................          6,000
   Loan interest expense (Note 7) ..............................................            272
   Miscellaneous ...............................................................         85,692
                                                                                   ------------
      Total expenses ...........................................................      4,452,402
                                                                                   ------------
NET INVESTMENT INCOME ..........................................................     12,636,019
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain (loss) on:
      Investment transactions ..................................................      4,584,348
      Futures transactions .....................................................      1,286,276
      Foreign currency transactions ............................................     (9,897,992)
                                                                                   ------------
                                                                                     (4,027,368)
                                                                                   ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................    (27,498,678)
      Futures ..................................................................        (91,383)
      Foreign currencies .......................................................       (954,641)
                                                                                   ------------
                                                                                    (28,544,702)
                                                                                   ------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES .................................    (32,572,070)
                                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................   $(19,936,051)
                                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED         YEAR ENDED
                                                                                      DECEMBER 31, 2005  DECEMBER 31, 2004
                                                                                      -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income ...........................................................    $ 12,636,019       $  6,340,186
   Net realized gain (loss) on investments and Foreign currencies ..................      (4,027,368)         3,172,558
   Net change in unrealized appreciation on investments and Foreign currencies .....     (28,544,702)        11,273,550
                                                                                        ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................     (19,936,051)        20,786,294
                                                                                        ------------       ------------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income .............................................    (13,926,328)       (14,361,174)
   Distributions from net realized gains ............................................       (516,865)        (4,039,501)
                                                                                        ------------       ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ................................................    (14,443,193)       (18,400,675)
                                                                                        ------------       ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [19,761,315 and 12,950,265 shares, respectively] ..............    226,454,124        154,138,660
   Capital stock issued in reinvestment of dividends
      [1,262,515 and 1,625,501 shares, respectively] ................................     14,443,193         18,400,675
   Capital stock repurchased [2,538,996 and 3,775,219 shares, respectively] .........    (28,967,926)       (42,537,993)
                                                                                        ------------       ------------
   INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS .................    211,929,391        130,001,342
                                                                                        ------------       ------------
TOTAL INCREASE IN NET ASSETS ........................................................    177,550,147        132,386,961
NET ASSETS:
   Beginning of year ................................................................    362,016,972        229,630,011
                                                                                        ------------       ------------
   End of year (a) ..................................................................   $539,567,119       $362,016,972
                                                                                        ============       ============
   (a) Includes undistributed Net investment income of ..............................   $         --       $  9,098,990
                                                                                        ------------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A30

                        --------------------------------------------
                           AST GOLDMAN SACHS HIGH YIELD PORTFOLIO
                        --------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value, including securities on loan of $93,075,709:
   Unaffiliated investments (cost $558,556,116) ................................   $550,548,177
   Affiliated investments (cost $150,816,891) ..................................    150,816,891
   Cash ........................................................................      1,773,633
   Foreign currency, at value (cost $302,780) ..................................        293,177
   Dividends and interest receivable ...........................................     11,229,851
   Receivable for Capital stock sold ...........................................        677,932
   Unrealized appreciation on foreign currency forward contracts ...............         25,284
   Prepaid expenses ............................................................          9,456
                                                                                   ------------
      Total Assets .............................................................    715,374,401
                                                                                   ------------
LIABILITIES:
   Payable to broker for collateral for securities on loan .....................     95,380,825
   Payable for investments purchased ...........................................      7,915,822
   Unrealized depreciation on foreign currency forward contracts ...............        516,965
   Advisory fees payable .......................................................        287,762
   Accrued expenses and other liabilities ......................................         56,618
   Deferred Trustees' fees .....................................................         10,293
   Shareholder servicing fees payable ..........................................          5,005
   Payable for capital stock purchased .........................................            240
                                                                                   ------------
      Total Liabilities ........................................................    104,173,530
                                                                                   ------------
NET ASSETS .....................................................................   $611,200,871
                                                                                   ============
   Net assets were comprised of:
      Common stock, at $.001 par value .........................................   $     73,718
      Paid-in capital in excess of par .........................................    758,699,884
                                                                                   ------------
                                                                                    758,773,602
      Undistributed net investment income ......................................     52,341,298
      Accumulated net realized loss on Investments .............................   (191,404,805)
      Net unrealized depreciation on investments and foreign currencies ........     (8,509,224)
                                                                                   ------------
      Net assets, December 31, 2005 ............................................   $611,200,871
                                                                                   ============
Net asset value and redemption price per share, $611,200,871/73,717,568
   outstanding shares of common stock ..........................................   $       8.29
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated interest .......................................................   $ 50,466,499
   Unaffiliated dividend income (net of $206 foreign withholding tax) ..........      1,053,235
   Affiliated income from securities lending, net ..............................        134,259
   Affiliated dividend income ..................................................        112,470
                                                                                   ------------
                                                                                     51,766,463
                                                                                   ------------
EXPENSES
   Advisory fees ...............................................................      4,702,052
   Shareholder servicing fees and expenses .....................................        626,940
   Custodian and accounting fees ...............................................        316,000
   Loan interest expense (Note 7) ..............................................        123,600
   Insurance expenses ..........................................................         30,000
   Trustees' fees ..............................................................         23,000
   Audit fee ...................................................................         19,000
   Legal fees and expenses .....................................................          9,000
   Miscellaneous ...............................................................         61,713
                                                                                   ------------
      Total expenses ...........................................................      5,911,305
   Less: advisory fee waivers ..................................................        (60,356)
                                                                                   ------------
      Net expenses .............................................................      5,850,949
                                                                                   ------------
NET INVESTMENT INCOME ..........................................................     45,915,514
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain on:
      Investment transactions ..................................................     10,637,030
      Foreign currency transactions ............................................      7,248,767
                                                                                   ------------
                                                                                     17,885,797
                                                                                   ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................    (58,817,113)
      Foreign currencies .......................................................      3,154,103
                                                                                   ------------
                                                                                    (55,663,010)
                                                                                   ------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES .................................    (37,777,213)
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................   $  8,138,301
                                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31, 2005  DECEMBER 31, 2004
                                                                                     -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income ...........................................................    $ 45,915,514       $ 52,149,519
   Net realized gain on investments and foreign currencies .........................      17,885,797          3,156,457
   Net change in unrealized appreciation (depreciation)
      on investments and foreign currencies ........................................     (55,663,010)        21,279,553
                                                                                        ------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................       8,138,301         76,585,529
                                                                                        ------------       ------------
DIVIDENDS:
   Dividends from net investment income ............................................     (49,411,104)       (58,039,833)
                                                                                        ------------       ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [52,993,413 and 52,363,464 shares, respectively] .............     437,976,613        444,975,172
   Capital stock issued in reinvestment of dividends [6,092,618 and 7,112,725
      shares, respectively] ........................................................      49,411,104         58,039,833
   Capital stock repurchased [75,292,898 and 68,634,777 shares, respectively] ......    (639,503,158)      (585,482,945)
                                                                                        ------------       ------------
   DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ................    (152,115,441)       (82,467,940)
                                                                                        ------------       ------------
TOTAL DECREASE IN NET ASSETS .......................................................    (193,388,244)       (63,922,244)
NET ASSETS:
   Beginning of year ...............................................................     804,589,115        868,511,359
                                                                                        ------------       ------------
   End of year (a) .................................................................    $611,200,871       $804,589,115
                                                                                        ============       ============
   (a) Includes undistributed Net investment income of .............................    $ 52,341,298       $ 48,592,328
                                                                                        ------------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A31

                      ----------------------------------------------
                         AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
                      ----------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value, including securities on loan of $113,409,028:
   Unaffiliated investments (cost $642,484,158) ................................   $636,227,212
   Affiliated investments (cost $140,495,438) ..................................    140,495,438
   Dividends and interest receivable ...........................................     10,395,827
   Prepaid expenses ............................................................         14,684
   Receivable for Capital stock sold ...........................................            399
                                                                                   ------------
      Total Assets .............................................................    787,133,560
                                                                                   ------------
LIABILITIES:
   Payable to broker for collateral for securities on loan .....................    116,011,495
   Payable for Capital stock repurchased .......................................      2,280,174
   Advisory fees payable .......................................................        305,565
   Accrued expenses and other liabilities ......................................         62,791
   Payable to custodian ........................................................         11,490
   Shareholder servicing fees payable ..........................................          5,509
   Deferred Trustees' fees .....................................................          1,822
   Payable for investments purchased ...........................................            790
                                                                                   ------------
      Total Liabilities ........................................................    118,679,636
                                                                                   ------------
NET ASSETS .....................................................................   $668,453,924
                                                                                   ============
   Net assets were comprised of:
      Common stock, at $.001 par value .........................................   $     58,982
      Paid-in capital in excess of par .........................................    639,138,239
                                                                                   ------------
                                                                                    639,197,221
      Undistributed net investment income ......................................     29,499,636
      Accumulated net realized gain on investments .............................      6,014,013
      Net unrealized depreciation on investments ...............................     (6,256,946)
                                                                                   ------------
      Net assets, December 31, 2005 ............................................   $668,453,924
                                                                                   ============
Net asset value and redemption price per share, $668,453,924/58,981,930
   outstanding shares of common stock ..........................................   $      11.33
                                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated interest .......................................................   $ 31,617,939
   Unaffiliated dividend income ................................................      2,104,204
   Unaffiliated income from securities lending, net ............................        389,467
   Affiliated dividend income ..................................................        314,808
   Affiliated income from securities lending, net ..............................        105,323
                                                                                   ------------
                                                                                     34,531,741
                                                                                   ------------
EXPENSES
   Advisory fees ...............................................................      4,601,042
   Shareholder servicing fees and expenses .....................................        575,130
   Custodian and accounting fees ...............................................        279,000
   Audit fee ...................................................................         19,000
   Trustees' fees ..............................................................         17,000
   Loan interest expense (Note 7) ..............................................         11,134
   Insurance expenses ..........................................................         10,000
   Legal fees and expenses .....................................................          9,000
   Miscellaneous ...............................................................         39,294
                                                                                   ------------
      Total expenses ...........................................................      5,560,600
   Less: advisory fee waivers ..................................................       (335,888)
                                                                                   ------------
      Net expenses .............................................................      5,224,712
                                                                                   ------------
NET INVESTMENT INCOME ..........................................................     29,307,029
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investment transactions ................................      6,235,420
   Net change in unrealized appreciation (depreciation) on investments .........    (25,691,819)
                                                                                   ------------
NET LOSS ON INVESTMENTS ........................................................    (19,456,399)
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................   $  9,850,630
                                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31, 2005  DECEMBER 31, 2004
                                                                                     -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income .........................................................      $ 29,307,029       $ 20,318,991
   Net realized gain on investments ..............................................         6,235,420          5,617,774
   Net change in unrealized appreciation (depreciation) on investments ...........       (25,691,819)         4,618,109
                                                                                        ------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................         9,850,630         30,554,874
                                                                                        ------------       ------------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income ..........................................       (20,447,151)       (12,614,602)
   Distributions from net realized gains .........................................        (5,417,609)        (1,277,546)
                                                                                        ------------       ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .............................................       (25,864,760)       (13,892,148)
                                                                                        ------------       ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [34,900,443 and 19,174,087 shares, respectively] ...........       393,803,047        217,843,768
   Capital stock issued in reinvestment of dividends [2,344,948 and 1,250,420
      shares, respectively] ......................................................        25,864,760         13,892,148
   Capital stock repurchased [14,724,230 and 14,256,032 shares, respectively] ....      (166,712,579)      (163,298,095)
                                                                                        ------------       ------------
   INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ..............       252,955,228         68,437,821
                                                                                        ------------       ------------
TOTAL INCREASE IN NET ASSETS .....................................................       236,941,098         85,100,547
NET ASSETS:
   Beginning of year .............................................................       431,512,826        346,412,279
                                                                                        ------------       ------------
   End of year (a) ...............................................................      $668,453,924       $431,512,826
                                                                                        ============       ============
   (a) Includes undistributed Net investment income of ...........................      $ 29,499,636       $ 20,445,329
                                                                                        ------------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A32

                       --------------------------------------------
                           AST PIMCO TOTAL RETURN BOND PORTFOLIO
                       --------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value:
   Unaffiliated investments (cost $2,014,797,873) ............................   $2,008,822,322
   Affiliated investments (cost $7,747,977) ..................................        7,747,977
   Cash ......................................................................        6,591,262
   Receivable for investments sold ...........................................      192,915,898
   Dividends and interest receivable .........................................        8,191,961
   Receivable for Capital stock sold .........................................        8,050,215
   Unrealized appreciation on swap agreements ................................          392,895
   Unrealized appreciation on foreign currency forward contracts .............          211,169
   Due from broker-variation margin ..........................................          116,813
   Swap contracts, outstanding ...............................................           86,072
   Prepaid expenses ..........................................................           35,723
                                                                                 --------------
      Total Assets ...........................................................    2,233,162,307
                                                                                 --------------
LIABILITIES:
   Payable for investments purchased .........................................      420,655,534
   Investments sold short, at value (proceeds received $14,463,867) ..........       14,531,250
   Written options outstanding, at value (premium received $3,612,919) .......        2,962,029
   Unrealized depreciation on swap agreements ................................        2,021,427
   Unrealized depreciation on foreign currency forward contracts .............          975,821
   Advisory fees payable .....................................................          761,272
   Due to broker-variation margin ............................................          340,253
   Accrued expenses and other liabilities ....................................          186,776
   Deferred Trustees' fees ...................................................           34,163
   Shareholder servicing fees payable ........................................           14,561
   Payable for Capital stock repurchased .....................................              741
                                                                                 --------------
      Total Liabilities ......................................................      442,483,827
                                                                                 --------------
NET ASSETS ...................................................................   $1,790,678,480
                                                                                 ==============
   Net assets were comprised of:
      Common stock, at $.001 par value .......................................   $      156,342
      Paid-in capital in excess of par .......................................    1,734,438,280
                                                                                 --------------
                                                                                  1,734,594,622
      Undistributed net investment income ....................................       78,223,135
      Accumulated net realized loss on Investments ...........................      (14,826,174)
      Net unrealized depreciation on investments .............................       (7,313,103)
                                                                                 --------------
      Net assets, December 31, 2005 ..........................................   $1,790,678,480
                                                                                 ==============
Net asset value and redemption price per share, $1,790,678,480/156,341,554
   outstanding shares of common stock ........................................   $        11.45
                                                                                 ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated interest ........................................................   $74,859,277
   Unaffiliated dividend income .................................................     1,681,652
   Affiliated dividend income ...................................................       601,578
                                                                                    -----------
                                                                                     77,142,507
                                                                                    -----------
EXPENSES
   Advisory fees ................................................................    11,414,875
   Shareholder servicing fees and expenses ......................................     1,756,135
   Custodian and accounting fees ................................................       670,000
   Insurance expenses ...........................................................        60,000
   Trustees' fees ...............................................................        40,000
   Audit fee ....................................................................        20,000
   Legal fees and expenses ......................................................        10,000
   Miscellaneous ................................................................        70,230
                                                                                    -----------
      Total expenses ............................................................    14,041,240
   Less: advisory fee waivers ...................................................      (194,068)
                                                                                    -----------
      Net expenses ..............................................................    13,847,172
                                                                                    -----------
NET INVESTMENT INCOME ...........................................................    63,295,335
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain (loss) on:
      Investment transactions ...................................................    (4,794,472)
      Futures transactions ......................................................    (7,714,633)
      Options written ...........................................................     3,583,358
      Swap agreements ...........................................................     4,606,856
      Foreign currency transactions .............................................     8,368,065
                                                                                    -----------
                                                                                      4,049,174
                                                                                    -----------
      Net change in unrealized appreciation (depreciation) on:
      Investments ...............................................................   (21,675,981)
      Futures ...................................................................     3,120,733
      Options written ...........................................................     1,802,378
      Swap agreements ...........................................................    (2,593,161)
      Foreign currencies ........................................................    (2,862,887)
                                                                                    -----------
                                                                                    (22,208,918)
                                                                                    -----------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES ..................................   (18,159,744)
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................   $45,135,591
                                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31, 2005  DECEMBER 31, 2004
                                                                                     -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income ..........................................................   $   63,295,335     $   45,965,739
   Net realized gain on investments and foreign currencies ........................        4,049,174         82,480,859
   Net change in unrealized appreciation (depreciation)
      on investments and foreign currencies .......................................      (22,208,918)       (21,905,331)
                                                                                      --------------     --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................       45,135,591        106,541,267
                                                                                      --------------     --------------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income ...........................................      (65,710,860)       (85,249,707)
   Distributions from net realized gains ..........................................      (58,011,968)       (15,173,281)
                                                                                      --------------     --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ..............................................     (123,722,828)      (100,422,988)
                                                                                      --------------     --------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [20,063,532 and 28,503,530 shares, respectively] ............      228,941,290        338,229,948
   Capital stock issued in reinvestment of dividends
      [11,186,512 and 8,532,118 shares, respectively] .............................      123,722,828        100,422,988
   Net asset value of shares issued in merger
      [0 and 9,825,426 shares, respectively] (Note 9) .............................               --        112,868,287
   Capital stock repurchased [67,904,576 and 29,613,934 shares, respectively] .....     (801,621,850)      (347,328,191)
                                                                                      --------------     --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ....     (448,957,732)       204,193,032
                                                                                      --------------     --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...........................................     (527,544,969)       210,311,311
NET ASSETS:
   Beginning of year ..............................................................    2,318,223,449      2,107,912,138
                                                                                      --------------     --------------
   End of year (a) ................................................................   $1,790,678,480     $2,318,223,449
                                                                                      ==============     ==============
   (a) Includes undistributed Net investment income of ............................   $   78,223,135     $   63,743,320
                                                                                      --------------     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A33

                       ------------------------------------------------
                           AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                       ------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value:
   Unaffiliated investments (cost $1,728,416,500) ............................   $1,726,533,092
   Affiliated investments (cost $35,521,318) .................................       35,521,318
   Receivable for Capital stock sold .........................................       18,336,965
   Dividends and interest receivable .........................................        6,276,652
   Swap contracts, outstanding ...............................................        1,818,560
   Receivable for investments sold ...........................................        1,021,445
   Unrealized appreciation on swap agreements ................................          752,472
   Prepaid expenses ..........................................................           39,138
   Unrealized appreciation on foreign currency forward contracts .............            1,607
                                                                                 --------------
      Total Assets ...........................................................    1,790,301,249
                                                                                 --------------
LIABILITIES:
   Payable for investments purchased .........................................       83,182,177
   Payable to custodian ......................................................       20,943,224
   Unrealized depreciation on swap agreements ................................          820,365
   Advisory fees payable .....................................................          742,740
   Unrealized depreciation on foreign currency forward contracts .............          685,754
   Written options outstanding, at value (premium received $743,989) .........          431,335
   Accrued expenses and other liabilities ....................................          154,375
   Due to broker-variation margin ............................................           73,550
   Deferred Trustees' fees ...................................................           14,567
   Shareholder servicing fees payable ........................................           13,736
   Payable for Capital stock repurchased .....................................              371
                                                                                 --------------
      Total Liabilities ......................................................      107,062,194
                                                                                 --------------
NET ASSETS ...................................................................   $1,683,239,055
                                                                                 ==============
   Net assets were comprised of:
      Common stock, at $.001 par value .......................................   $      151,670
      Paid-in capital in excess of par .......................................    1,654,804,401
                                                                                 --------------
                                                                                  1,654,956,071
      Undistributed net investment income ....................................       45,473,369
      Accumulated net realized loss on Investments ...........................      (13,051,241)
      Net unrealized depreciation on investments .............................       (4,139,144)
                                                                                 --------------
      Net assets, December 31, 2005 ..........................................   $1,683,239,055
                                                                                 ==============
Net asset value and redemption price per share, $1,683,239,055/151,670,340
   outstanding shares of common stock ........................................   $        11.10
                                                                                 ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated interest ........................................................   $53,607,610
   Unaffiliated dividend income .................................................       569,231
   Affiliated dividend income ...................................................       561,501
                                                                                    -----------
                                                                                     54,738,342
                                                                                    -----------
EXPENSES
   Advisory fees ................................................................     9,794,610
   Shareholder servicing fees and expenses ......................................     1,506,863
   Custodian and accounting fees ................................................       556,000
   Trustees' fees ...............................................................        26,000
   Insurance expenses ...........................................................        24,000
   Audit fee ....................................................................        20,000
   Legal fees and expenses ......................................................        11,000
   Miscellaneous ................................................................        41,816
                                                                                    -----------
      Total expenses ............................................................    11,980,289
   Less: advisory fee waivers ...................................................      (602,657)
                                                                                    -----------
      Net expenses ..............................................................    11,377,632
                                                                                    -----------
NET INVESTMENT INCOME ...........................................................    43,360,710
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain (loss) on:
      Investment transactions ...................................................      (590,578)
      Futures transactions ......................................................    (3,191,056)
      Options written ...........................................................       953,982
      Swap agreements ...........................................................    (5,543,531)
      Foreign currency transactions .............................................       (61,868)
                                                                                    -----------
                                                                                     (8,433,051)
                                                                                    -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...............................................................    (5,298,346)
      Futures ...................................................................    (1,688,825)
      Options written ...........................................................      (615,663)
      Swap agreements ...........................................................    (1,048,838)
      Foreign currencies ........................................................    (1,085,103)
                                                                                    -----------
                                                                                     (9,736,775)
                                                                                    -----------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES ..................................   (18,169,826)
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................   $25,190,884
                                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED         YEAR ENDED
                                                                                    DECEMBER 31, 2005  DECEMBER 31, 2004
                                                                                    -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   NET INVESTMENT INCOME .........................................................    $   43,360,710     $   14,997,609
   Net realized gain (loss) on investments and Foreign currencies ................        (8,433,051)         8,854,139
   Net change in unrealized appreciation (depreciation)
      on investments and foreign currencies ......................................        (9,736,775)        (6,333,380)
                                                                                      --------------     --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................        25,190,884         17,518,368
                                                                                      --------------     --------------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income ..........................................       (17,519,844)       (29,754,321)
   Distributions from net realized gains .........................................        (7,461,139)       (11,277,977)
                                                                                      --------------     --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .............................................       (24,980,983)       (41,032,298)
                                                                                      --------------     --------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [47,987,178 and 52,844,163 shares, respectively] ...........       529,995,516        588,058,113
   Capital stock issued in reinvestment of dividends [2,298,150 and 3,726,815
      shares, respectively] ......................................................        24,980,983         41,032,298
   Capital stock repurchased [9,486,308 and 34,149,061 shares, respectively] .....      (104,767,422)      (378,680,783)
                                                                                      --------------     --------------
   INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ..............       450,209,077        250,409,628
                                                                                      --------------     --------------
TOTAL INCREASE IN NET ASSETS .....................................................       450,418,978        226,895,698
NET ASSETS:
   Beginning of year .............................................................     1,232,820,077      1,005,924,379
                                                                                      --------------     --------------
   End of year (a) ...............................................................    $1,683,239,055     $1,232,820,077
                                                                                      ==============     ==============
   (a) Includes undistributed Net investment income of ...........................    $   45,473,369     $   17,102,941
                                                                                      --------------     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A34

                              ----------------------------------
                                  AST MONEY MARKET PORTFOLIO
                              ----------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value:
   Unaffiliated investments (cost $1,554,747,361) ............................   $1,554,747,361
   Receivable for Capital stock sold .........................................       82,017,147
   Dividends and interest receivable .........................................        3,448,010
   Prepaid expenses ..........................................................           41,568
                                                                                 --------------
      Total Assets ...........................................................    1,640,254,086
                                                                                 --------------
LIABILITIES:
   Advisory fees payable .....................................................          177,349
   Accrued expenses and other liabilities ....................................          177,051
   Payable for Capital stock repurchased .....................................          154,707
   Deferred Trustees' fees ...................................................           45,047
   Payable to custodian ......................................................           42,586
   Shareholder servicing fees payable ........................................           16,728
   Dividends and distributions ...............................................              190
                                                                                 --------------
      Total Liabilities ......................................................          613,658
                                                                                 --------------
NET ASSETS ...................................................................   $1,639,640,428
                                                                                 ==============
   Net assets were comprised of:
      Common stock, at $.001 par value .......................................   $    1,639,903
      Paid-in capital in excess of par .......................................    1,638,240,446
                                                                                 --------------
                                                                                  1,639,880,349
      Accumulated net investment loss ........................................          (35,840)
      Accumulated net realized loss on Investments ...........................         (204,081)
                                                                                 --------------
      Net assets, December 31, 2005 ..........................................   $1,639,640,428
                                                                                 ==============
Net asset value and redemption price per share, $1,639,640,428/1,639,902,801
   outstanding shares of common stock ........................................   $         1.00
                                                                                 ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated interest ........................................................   $61,995,894
   Unaffiliated dividend income .................................................        21,891
                                                                                    -----------
                                                                                     62,017,785
                                                                                    -----------
EXPENSES
   Advisory fees ................................................................     9,488,352
   Shareholder servicing fees and expenses ......................................     1,895,532
   Custodian and accounting fees ................................................       428,000
   Trustees' fees ...............................................................        50,000
   Insurance expenses ...........................................................        49,000
   Audit fee ....................................................................         2,000
   Legal fees and expenses ......................................................         1,000
   Miscellaneous ................................................................        63,867
                                                                                    -----------
      Total expenses ............................................................    11,977,751
   Less: advisory fee waivers ...................................................      (948,835)
                                                                                    -----------
      Net expenses ..............................................................    11,028,916
                                                                                    -----------
NET INVESTMENT INCOME ...........................................................    50,988,869
                                                                                    -----------
NET REALIZED LOSS ON INVESTMENTS
   Net realized loss on investment transactions .................................      (164,252)
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................   $50,824,617
                                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED          YEAR ENDED
                                                                                    DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                                    -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income ..........................................................   $    50,988,869    $    16,194,378
   Net realized loss on investments ...............................................          (164,252)           (39,829)
                                                                                      ---------------    ---------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................        50,824,617         16,154,549
                                                                                      ---------------    ---------------
DIVIDENDS:
   Dividends from net investment income ...........................................       (50,979,662)       (16,221,849)
                                                                                      ---------------    ---------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [5,267,567,692 and 6,476,121,230 shares, respectively] ......     5,267,570,195      6,476,121,235
   Capital stock issued in reinvestment of dividends [50,979,475 and 16,221,851
      shares, respectively] .......................................................        50,979,662         16,221,849
   Capital stock repurchased [5,037,942,203 and 6,895,204,565
      shares, respectively] .......................................................    (5,037,942,203)    (6,895,204,565)
                                                                                      ---------------    ---------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ....       280,607,654       (402,861,481)
                                                                                      ---------------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...........................................       280,452,609       (402,928,781)
NET ASSETS:
   Beginning of year ..............................................................     1,359,187,819      1,762,116,600
                                                                                      ---------------    ---------------
   End of year ....................................................................   $ 1,639,640,428    $ 1,359,187,819
                                                                                      ===============    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A35

                       --------------------------------------------------
                            AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
                       --------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value:
   Affiliated investments (cost $35,549,615) ....................................   $35,466,763
   Cash .........................................................................       885,621
   Receivable for Capital stock sold ............................................       435,792
   Receivable from investment manager ...........................................        24,701
                                                                                    -----------
      Total Assets ..............................................................    36,812,877
                                                                                    -----------
LIABILITIES:
   Payable for investments purchased ............................................       392,208
   Accrued expenses and other liabilities .......................................        26,924
   Payable for Capital stock repurchased ........................................             5
                                                                                    -----------
      Total Liabilities .........................................................       419,137
                                                                                    -----------
NET ASSETS ......................................................................   $36,393,740
                                                                                    ===========
   Net assets were comprised of:
      Common stock, at $.001 par value ..........................................   $     3,635
      Paid-in capital in excess of par ..........................................    36,472,957
                                                                                    -----------
                                                                                     36,476,592
      Net unrealized depreciation on investments ................................       (82,852)
                                                                                    -----------
      Net assets, December 31, 2005 .............................................   $36,393,740
                                                                                    ===========
Net asset value and redemption price per share, $36,393,740/3,635,120
   outstanding shares of common stock ...........................................   $     10.01
                                                                                    ===========

STATEMENT OF OPERATIONS
Period Ended December 31, 2005

INVESTMENT INCOME
   Affiliated dividend income ......................................................   $     --
                                                                                       --------
EXPENSES
   Advisory fees ...................................................................      1,799
   Audit fee .......................................................................     16,000
   Custodian and accounting fees ...................................................      8,000
   Legal fees and expenses .........................................................      2,000
   Miscellaneous ...................................................................      1,075
                                                                                       --------
      Total expenses ...............................................................     28,874
   Less: advisory fee waivers ......................................................    (26,475)
                                                                                       --------
      Net expenses .................................................................      2,399
                                                                                       --------
NET INVESTMENT LOSS ................................................................     (2,399)
                                                                                       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments ................................................     11,146
   Net change in unrealized appreciation (depreciation) on investments .............    (82,852)
                                                                                       --------
NET LOSS ON INVESTMENTS ............................................................    (71,706)
                                                                                       --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................   $(74,105)
                                                                                       ========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  DECEMBER 5, 2005*
                                                                                       THROUGH
                                                                                  DECEMBER 31, 2005
                                                                                  -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment loss ..........................................................    $    (2,399)
   Net realized gain on investments .............................................         11,146
   Net change in unrealized depreciation on investments .........................        (82,852)
                                                                                     -----------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................        (74,105)
                                                                                     -----------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [3,857,683 shares] ........................................     38,713,929
   Capital stock repurchased [222,563 shares] ...................................     (2,246,084)
                                                                                     -----------
   INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS .............     36,467,845
                                                                                     -----------
TOTAL INCREASE IN NET ASSETS ....................................................     36,393,740
NET ASSETS:
   Beginning of period ..........................................................             --
                                                                                     -----------
   End of period ................................................................    $36,393,740
                                                                                     ===========

*Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A36

                           ---------------------------------------------
                              AST BALANCED ASSET ALLOCATION PORTFOLIO
                           ---------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value:
   Affiliated investments (cost $208,406,391) ..................................   $208,253,596
   Cash ........................................................................      8,127,252
   Receivable for Capital stock sold ...........................................      6,006,374
   Receivable from investment manager ..........................................         22,236
                                                                                   ------------
      Total Assets .............................................................    222,409,458
                                                                                   ------------
LIABILITIES:
   Payable for investments purchased ...........................................      6,093,737
   Accrued expenses and other liabilities ......................................         27,179
                                                                                   ------------
      Total Liabilities ........................................................      6,120,916
                                                                                   ------------
NET ASSETS .....................................................................   $216,288,542
                                                                                   ============
   Net assets were comprised of:
      Common stock, at $.001 par value .........................................   $     21,552
      Paid-in capital in excess of par .........................................    216,419,785
                                                                                   ------------
                                                                                    216,441,337
      Net unrealized depreciation on investments ...............................       (152,795)
                                                                                   ------------
      Net assets, December 31, 2005 ............................................   $216,288,542
                                                                                   ============
Net asset value and redemption price per share, $216,288,542/21,552,344
   outstanding shares of common stock ..........................................   $      10.04
                                                                                   ============

STATEMENT OF OPERATIONS
Period Ended December 31, 2005

INVESTMENT INCOME
   Affiliated dividend income .....................................................   $      --
                                                                                      ---------
EXPENSES
   Advisory fees ..................................................................       9,615
   Audit fee ......................................................................      16,000
   Custodian and accounting fees ..................................................       8,000
   Legal fees and expenses ........................................................       2,000
   Miscellaneous ..................................................................       1,330
                                                                                      ---------
      Total expenses ..............................................................      36,945
   Less: advisory fee waivers and expense reimbursements ..........................     (24,526)
                                                                                      ---------
      Net expenses ................................................................      12,419
                                                                                      ---------
NET INVESTMENT LOSS ...............................................................     (12,419)
                                                                                      ---------
NET UNREALIZED LOSS ON INVESTMENTS
   Net change in unrealized appreciation (depreciation) on investments ............    (152,795)
                                                                                      ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................   $(165,214)
                                                                                      =========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 DECEMBER 5, 2005*
                                                                                      THROUGH
                                                                                 DECEMBER 31, 2005
                                                                                 -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment loss .........................................................   $    (12,419)
   Net change in unrealized appreciation (depreciation) on investments .........       (152,795)
                                                                                   ------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................       (165,214)
                                                                                   ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [21,552,547 shares] ......................................    216,455,795
   Capital stock repurchased [203 shares] ......................................         (2,039)
                                                                                   ------------
   INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ............    216,453,756
                                                                                   ------------
TOTAL INCREASE IN NET ASSETS ...................................................    216,288,542
NET ASSETS:
   Beginning of period .........................................................             --
                                                                                   ------------
   End of period ...............................................................   $216,288,542
                                                                                   ============

*Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A37

                      ---------------------------------------------------
                         AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                      ---------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value:
   Affiliated investments (cost $240,153,459) ..................................   $239,820,321
   Cash ........................................................................      6,142,381
   Receivable for Capital stock sold ...........................................      9,615,171
   Receivable from investment manager ..........................................         21,888
                                                                                   ------------
      Total Assets .............................................................    255,599,761
                                                                                   ------------
LIABILITIES:
   Payable for investments purchased ...........................................      9,686,622
   Accrued expenses and other liabilities ......................................         27,212
   Payable for Capital stock repurchased .......................................             36
                                                                                   ------------
      Total Liabilities ........................................................      9,713,870
                                                                                   ------------
NET ASSETS .....................................................................   $245,885,891
                                                                                   ============
   Net assets were comprised of:
      Common stock, at $.001 par value .........................................   $     24,530
      Paid-in capital in excess of par .........................................    246,194,499
                                                                                   ------------
                                                                                    246,219,029
      Net unrealized depreciation on investments ...............................       (333,138)
                                                                                   ------------
      Net assets, December 31, 2005 ............................................   $245,885,891
                                                                                   ============
Net asset value and redemption price per share, $245,885,891/24,529,698
   outstanding shares of common stock ..........................................   $      10.02
                                                                                   ============

STATEMENT OF OPERATIONS
Period Ended December 31, 2005

INVESTMENT INCOME
   Affiliated dividend income .....................................................   $      --
                                                                                      ---------
EXPENSES
   Advisory fees ..................................................................      10,635
   Audit fee ......................................................................      15,500
   Custodian and accounting fees ..................................................       8,000
   Legal fees and expenses ........................................................       2,000
   Miscellaneous ..................................................................       1,863
                                                                                      ---------
      Total expenses ..............................................................      37,998
   Less: advisory fee waivers .....................................................     (24,307)
                                                                                      ---------
      Net expenses ................................................................      13,691
                                                                                      ---------
NET INVESTMENT LOSS ...............................................................     (13,691)
                                                                                      ---------
NET UNREALIZED LOSS ON INVESTMENTS
   Net change in unrealized appreciation (depreciation) on investments ............    (333,138)
                                                                                      ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................   $(346,829)
                                                                                      =========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 DECEMBER 5, 2005*
                                                                                      THROUGH
                                                                                 DECEMBER 31, 2005
                                                                                 -----------------
0INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment loss .........................................................   $    (13,691)
   Net change in unrealized appreciation (depreciation) on investments .........       (333,138)
                                                                                   ------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................       (346,829)
                                                                                   ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [24,529,901 shares] ......................................    246,234,769
   Capital stock repurchased [203 shares] ......................................         (2,049)
                                                                                   ------------
   INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ............    246,232,720
                                                                                   ------------
TOTAL INCREASE IN NET ASSETS ...................................................    245,885,891
NET ASSETS:
   Beginning of period .........................................................             --
                                                                                   ------------
   End of period ...............................................................   $245,885,891
                                                                                   ============

*Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A38

                      -------------------------------------------------
                         AST CONSERVATIVE ASSET ALLOCATION PORTFOLIO
                      -------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value:
   Affiliated investments (cost $49,109,814) ....................................   $49,110,000
   Cash .........................................................................     2,594,705
   Receivable for Capital stock sold ............................................     1,935,761
   Receivable from investment manager ...........................................        24,502
                                                                                    -----------
      Total Assets ..............................................................    53,664,968
                                                                                    -----------
LIABILITIES:
   Payable for investments purchased ............................................     1,936,185
   Accrued expenses and other liabilities .......................................        26,936
                                                                                    -----------
      Total Liabilities .........................................................     1,963,121
                                                                                    -----------
NET ASSETS ......................................................................   $51,701,847
                                                                                    ===========
   Net assets were comprised of:
      Common stock, at $.001 par value ..........................................   $     5,147
      Paid-in capital in excess of par ..........................................    51,696,514
                                                                                    -----------
                                                                                     51,701,661
      Net unrealized appreciation on investments ................................           186
                                                                                    -----------
      Net assets, December 31, 2005 .............................................   $51,701,847
                                                                                    ===========
Net asset value and redemption price per share, $51,701,847/5,147,459
   outstanding shares of common stock ...........................................   $     10.04
                                                                                    ===========

STATEMENT OF OPERATIONS
Period Ended December 31, 2005

INVESTMENT INCOME
   Affiliated dividend income ......................................................   $     --
                                                                                       --------
EXPENSES
   Advisory fees ...................................................................      2,173
   Audit fee .......................................................................     16,000
   Custodian and accounting fees ...................................................      8,000
   Legal fees and expenses .........................................................      2,000
   Miscellaneous ...................................................................      1,087
                                                                                       --------
      Total expenses ...............................................................     29,260
   Less: advisory fee waivers ......................................................    (26,362)
                                                                                       --------
      Net expenses .................................................................      2,898
                                                                                       --------
NET INVESTMENT LOSS ................................................................     (2,898)
                                                                                       --------
NET UNREALIZED GAIN ON INVESTMENTS
   Net change in unrealized appreciation (depreciation) on investments .............        186
                                                                                       --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................   $ (2,712)
                                                                                       ========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  DECEMBER 5, 2005*
                                                                                      THROUGH
                                                                                  DECEMBER 31, 2005
                                                                                  -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment loss ..........................................................    $    (2,898)
   Net change in unrealized appreciation (depreciation) on investments ..........            186
                                                                                     -----------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................         (2,712)
                                                                                     -----------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [5,148,927 shares] ........................................     51,719,216
   Capital stock repurchased [1,468 shares] .....................................        (14,657)
                                                                                     -----------
   INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS .............     51,704,559
                                                                                     -----------
TOTAL INCREASE IN NET ASSETS ....................................................     51,701,847
NET ASSETS:
   Beginning of period ..........................................................             --
                                                                                     -----------
   End of period ................................................................    $51,701,847
                                                                                     ===========

*Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A39

                           --------------------------------------------------
                               AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                           --------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at value:
   Affiliated investments (cost $12,622,618) ....................................   $12,646,541
   Cash .........................................................................     1,010,438
   Receivable for Capital stock sold ............................................       783,913
   Receivable from investment manager ...........................................        25,034
                                                                                    -----------
      Total Assets ..............................................................    14,465,926
                                                                                    -----------
LIABILITIES:
   Payable for investments purchased ............................................       724,521
   Accrued expenses and other liabilities .......................................        26,886
                                                                                    -----------
      Total Liabilities .........................................................       751,407
                                                                                    -----------
NET ASSETS ......................................................................   $13,714,519
                                                                                    ===========
   Net assets were comprised of:
      Common stock, at $.001 par value ..........................................   $     1,363
      Paid-in capital in excess of par ..........................................    13,689,233
                                                                                    -----------
                                                                                     13,690,596
      Net unrealized appreciation on investments ................................        23,923
                                                                                    -----------
      Net assets, December 31, 2005 .............................................   $13,714,519
                                                                                    ===========
Net asset value and redemption price per share, $13,714,519/1,363,267
   outstanding shares of common stock ...........................................   $     10.06
                                                                                    ===========

STATEMENT OF OPERATIONS
Period Ended December 31, 2005

INVESTMENT INCOME
   Unaffiliated dividend income .................................................      $     --
                                                                                       --------
EXPENSES
   Advisory fees ................................................................           641
   Audit fee ....................................................................        16,000
   Custodian and accounting fees ................................................         8,000
   Legal fees and expenses ......................................................         2,000
   Miscellaneous ................................................................         1,036
                                                                                       --------
      Total expenses ............................................................        27,677
   Less: expense reimbursement ..................................................       (26,823)
                                                                                       --------
      Net expenses ..............................................................           854
                                                                                       --------
NET INVESTMENT LOSS .............................................................          (854)
                                                                                       --------
NET UNREALIZED GAIN ON INVESTMENTS
   Net change in unrealized appreciation (depreciation) on investments ..........        23,923
                                                                                       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................      $ 23,069
                                                                                       ========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 DECEMBER 5, 2005*
                                                                                      THROUGH
                                                                                 DECEMBER 31, 2005
                                                                                 -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment loss .......................................................      $      (854)
   Net change in unrealized appreciation on investments ......................           23,923
                                                                                    -----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................           23,069
                                                                                    -----------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [1,369,491 shares] .....................................       13,754,125
   Capital stock repurchased [6,224 shares] ..................................          (62,675)
                                                                                    -----------
   INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ..........       13,691,450
                                                                                    -----------
TOTAL INCREASE IN NET ASSETS .................................................       13,714,519
NET ASSETS:
   Beginning of period .......................................................               --
                                                                                    -----------
   End of period .............................................................      $13,714,519
                                                                                    ===========

*Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A40

                  ---------------------------------------------
                   AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                  SHARES          (NOTE 2)
                                                                 ---------      ------------
LONG-TERM INVESTMENTS -- 99.2%
COMMON STOCKS

AUSTRALIA -- 1.6%
   BHP Billiton Ltd. ......................................        321,600      $  5,356,152
   News Corp., Inc.- CDI
      (Class "B" Stock) ...................................        121,150         2,015,692
                                                                                ------------
                                                                                   7,371,844
                                                                                ------------
BELGIUM -- 1.1%
   Dexia ..................................................        219,200         5,055,248
                                                                                ------------
BRAZIL -- 1.7%
   Companhia Vale Do Rio Doce, ADR ........................        190,914         7,854,202
                                                                                ------------
FINLAND -- 1.5%
   Nokia OYJ* .............................................        377,810         6,910,586
                                                                                ------------
FRANCE -- 10.6%
   AXA SA .................................................        213,000         6,874,140
   BNP Paribas SA .........................................         84,900         6,870,038
   Compagnie de Saint-Gobain ..............................        112,200         6,674,855
   Imerys SA ..............................................         60,000         4,340,157
   Lafarge SA .............................................         64,800         5,830,443
   Total SA ...............................................         75,700        19,017,533
                                                                                ------------
                                                                                  49,607,166
                                                                                ------------
GERMANY -- 6.0%
   BASF AG ................................................         44,900         3,439,780
   Bayerische Motoren Werke AG ............................        137,200         6,018,043
   Deutsche Post AG .......................................        198,900         4,822,560
   SAP AG .................................................         25,000         4,533,131
   Schering AG ............................................         57,500         3,852,984
   Siemens AG .............................................         62,350         5,344,265
                                                                                ------------
                                                                                  28,010,763
                                                                                ------------
HONG KONG -- 3.9%
   Esprit Holdings Ltd. ...................................        510,500         3,621,103
   HSBC Holdings PLC ......................................        914,300        14,678,531
                                                                                ------------
                                                                                  18,299,634
                                                                                ------------
IRELAND -- 0.8%
   Bank of Ireland ........................................        250,700         3,950,439
                                                                                ------------
ITALY -- 5.3%
   Eni SpA ................................................        555,300        15,403,268
   Mediaset SpA* ..........................................        292,600         3,100,347
   UniCredito Italiano SpA ................................        905,800         6,241,202
                                                                                ------------
                                                                                  24,744,817
                                                                                ------------
JAPAN -- 22.0%
   Astellas Pharmaceutical Co. Ltd. .......................        150,600         5,885,643
   Canon, Inc. ............................................        130,000         7,631,017
   Credit Saison Co. Ltd. .................................         92,900         4,630,234
   Daikin Industries Ltd. .................................        125,100         3,650,132
   Fanuc Ltd. .............................................         40,600         3,448,587
   Hirose Electric Co. Ltd. ...............................         20,000         2,660,347
   Honda Motor Co. Ltd. ...................................        112,900         6,515,855
   Hoya Corp. .............................................        160,800         5,779,757
   Kao Corp. ..............................................        121,000         3,240,513
   Matsushita Electric Industrial Co. Ltd. ................        165,000         3,180,131
   Mitsubishi Corp. .......................................        274,000         6,049,575
   Mitsubishi Tokyo Financial Group, Inc. .................            824        11,221,025
   Nidec Corp. ............................................         35,400         3,011,631
   Nikko Securities Co. Ltd. ..............................        294,500         4,685,603
   Nintendo Co. Ltd. ......................................         24,600         2,978,729
   Nippon Telegraph and Telephone Corp. ...................            440         1,996,860
   Nitto Denko Corp. ......................................         73,300         5,710,983
   Secom Co. Ltd. .........................................         68,000         3,561,428
   Shin-Etsu Chemical Co. Ltd. ............................         80,300         4,274,427
   SMC Corp. ..............................................         26,300         3,758,451
   Sumitomo Corp. .........................................        531,000         6,872,017
   Takefuji Corp. .........................................         36,250         2,461,343
                                                                                ------------
                                                                                 103,204,288
                                                                                ------------
KOREA -- 1.2%
   Samsung Electronics Co. Ltd., GDR ......................         13,500         4,400,505
   SK Telecom Co. Ltd., ADR ...............................         73,600         1,493,344
                                                                                ------------
                                                                                   5,893,849
                                                                                ------------
MEXICO -- 0.6%
   Fomento Economico Mexicano SA de CV, ADR ...............         41,900         3,038,169
                                                                                ------------
NETHERLANDS -- 6.0%
   ABN AMRO Holding NV ....................................        215,700         5,641,035
   Fortis Bank ............................................        120,800         3,845,658
   ING Groep NV ...........................................        131,800         4,571,892
   Koninklijke (Royal) Philips Electronics NV* ............        160,100         4,975,464
   Reed Elsevier NV .......................................        337,507         4,714,957
   Wolters Kluwer NV ......................................        223,400         4,517,352
                                                                                ------------
                                                                                  28,266,358
                                                                                ------------
SPAIN -- 2.1%
   Altadis SA .............................................         99,350         4,507,195
   Banco Popular Espanol SA ...............................        453,000         5,523,932
                                                                                ------------
                                                                                  10,031,127
                                                                                ------------
SWEDEN -- 1.3%
   Ericsson, (L.M.) Telefonaktiebolaget
      (Class "B" Stock)* ..................................      1,774,600         6,098,128
                                                                                ------------
SWITZERLAND -- 11.3%
   Adecco SA ..............................................        101,900         4,699,319
   Holcim Ltd. ............................................         86,128         5,866,182
   Nestle SA ..............................................         30,300         9,061,984
   Novartis AG ............................................        161,800         8,502,180
   Roche Holding AG .......................................         59,650         8,956,238
   UBS AG .................................................        114,200        10,872,052
   Zurich Financial Services AG* ..........................         24,300         5,177,885
                                                                                ------------
                                                                                  53,135,840
                                                                                ------------
UNITED KINGDOM -- 22.2%
   Barclays PLC ...........................................        759,200         7,980,854
   BG Group PLC ...........................................        737,700         7,291,583
   British Land Co. PLC ...................................        245,800         4,508,074
   Centrica PLC ...........................................        990,976         4,343,395
   GlaxoSmithKline PLC ....................................        464,500        11,739,767
   Kingfisher PLC .........................................        967,300         3,948,384
   National Grid Transco PLC ..............................        395,600         3,869,356
   Royal Bank of Scotland Group PLC .......................        240,600         7,264,818

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B1

            ---------------------------------------------------------
             AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
            ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                  SHARES          (NOTE 2)
                                                                 ---------      ------------
COMMON STOCKS (CONTINUED)

UNITED KINGDOM (CONT'D.)
   Schroder PLC ...........................................        202,700      $  3,313,060
   Smith & Nephew PLC .....................................        551,144         5,077,811
   Standard Chartered PLC .................................        249,900         5,567,856
   Tesco PLC ..............................................      1,495,100         8,527,186
   Vodafone Group PLC .....................................      5,597,600        12,086,417
   William Morrison Supermarkets PLC ......................      1,641,000         5,463,130
   Wolseley PLC ...........................................        373,100         7,863,453
   WPP GROUP PLC ..........................................        499,632         5,406,957
                                                                                ------------
                                                                                 104,252,101
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $374,598,232) .....................................................     465,724,559
                                                                                ------------
SHORT-TERM INVESTMENT -- 1.1%
MONEY MARKET MUTUAL FUND
   Dryden Core Investment Fund - Taxable Money Market
      Series(w) (cost $4,972,054) (Note 4) ................      4,972,054         4,972,054
                                                                                ------------
TOTAL INVESTMENTS (o) -- 100.3%
   (cost $379,570,286; Note 6) .............................................     470,696,613
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3)% ............................      (1,308,014)
                                                                                ------------
NET ASSETS -- 100.0%  ......................................................    $469,388,599
                                                                                ============

The following abbreviations are used in portfolio descriptions:

ADR  American Depositary Receipt

GDR  Global Depositary Receipts

*    Non-income producing security.

(o) As of December 31, 2005, 26 securities representing $128,875,766 and 27.46% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Banks                                             19.0%
Oi & Gas                                           8.9
Pharmaceuticals                                    6.5
Telecommunications                                 6.1
Electronics                                        6.0
Distribution/Wholesale                             5.2
Food - Retail                                      4.9
Insurance                                          3.5
Building Materials                                 3.4
Multimedia                                         3.1
Chemicals                                          2.9
Auto - Cars/Light Trucks                           2.7
Diversified Financial Services                     2.5
Healthcare-Products                                2.3
BuildingMaterials                                  2.2
Medical-Drugs                                      1.8
Mining                                             1.7
Office/Business Equip                              1.6
Hand/Machine Tools                                 1.4
Commer Banks Non-US                                1.2
Advertising Services                               1.2
Miscellaneous Manufactur                           1.1
Money Market Mutual Fund                           1.1
Transport- Services                                1.0
Commercial Services                                1.0
Software                                           1.0
Real Estate Operations/Development                 1.0
Agriculture                                        1.0
Gas-Distribution                                   0.9
Retail-Building Products                           0.8
Investment Management                              0.7
Cosmetics/Personal Care                            0.7
Home Furnishings                                   0.7
Beverages                                          0.6
Toys/Games/Hobbies                                 0.6
                                                 -----
                                                 100.3
Liabilities in excess of other assets             (0.3)
                                                 -----
                                                 100.0%
                                                 =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B2

               --------------------------------------------------
                AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
               --------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                  VALUE
                                                                  SHARES         (NOTE 2)
                                                                 ---------    --------------
LONG-TERM INVESTMENTS -- 97.8%
COMMON STOCKS -- 96.4%

AUSTRALIA -- 2.9%
   BHP Billiton Ltd. ......................................      1,088,800    $   18,133,640
   Macquarie Bank Ltd. ....................................        358,879        17,833,094
   Sigma Pharmaceuticals Ltd. .............................      1,607,688         3,679,265
   Toll Holdings Ltd. .....................................      1,175,563        12,790,555
                                                                              --------------
                                                                                  52,436,554
                                                                              --------------
AUSTRIA -- 1.8%
   Erste Bank der Oesterreichischen Sparkassen AG .........        300,800        16,755,230
   Raiffeisen International Bank Holding AG* ..............        227,410        14,955,693
                                                                              --------------
                                                                                  31,710,923
                                                                              --------------
BRAZIL -- 1.0%
   Companhia de Concessoes Rodoviaria .....................         98,200         3,107,728
   Natura Cosmeticos SA ...................................        134,100         5,905,836
   Petroleo Brasileiro SA .................................        537,500         8,553,383
                                                                              --------------
                                                                                  17,566,947
                                                                              --------------
CANADA -- 5.3%
   Canadian National Railway Co. ..........................        517,100        41,432,056
   Manulife Financial Corp. ...............................        488,100        28,665,824
   Research in Motion Ltd.* ...............................        279,300        18,440,600
   Shoppers Drug Mart Corp. ...............................        215,700         8,160,769
                                                                              --------------
                                                                                  96,699,249
                                                                              --------------
CHINA -- 0.6%
   Foxconn International Holding Ltd.* ....................      6,509,000        10,625,989
                                                                              --------------
COLOMBIA -- 0.4%
   Bancolombia SA, ADR ....................................        235,000         6,775,050
                                                                              --------------
FRANCE -- 8.7%
   BNP Paribas SA .........................................        308,500        24,963,566
   Dassault Systemes SA ...................................        171,600         9,688,522
   Essilor International SA ...............................        183,400        14,808,008
   Eurazeo ................................................         88,508         9,236,720
   Hermes International Designs ...........................         78,300        19,587,282
   Iliad SA ...............................................         63,600         3,937,964
   Sanofi-Aventis .........................................        491,870        43,091,835
   Technip SA .............................................        237,898        14,307,621
   Vinci SA ...............................................        202,300        17,399,807
                                                                              --------------
                                                                                 157,021,325
                                                                              --------------
GERMANY -- 7.8%
   Bijou Brigitte Modi Access .............................         18,700         5,058,721
   Celesio AG .............................................        218,200        18,769,948
   Continental AG .........................................        376,540        33,424,851
   E.ON AG* ...............................................        284,300        29,413,827
   Qaigen NV* .............................................        599,700         7,057,215
   SAP AG .................................................        267,070        48,426,535
                                                                              --------------
                                                                                 142,151,097
                                                                              --------------
GREECE -- 1.7%
   Coca-Cola Hellenic Bottling Co. SA .....................        403,000        11,870,482
   EFG Eurobank Ergasias SA ...............................        285,880         9,043,430
   National Bank of Greece SA* ............................        240,860        10,265,500
                                                                              --------------
                                                                                  31,179,412
                                                                              --------------
HONG KONG -- 2.6%
   Esprit Holdings Ltd. ...................................      2,366,000        16,782,621
   LI & Fung Ltd. .........................................      6,540,000        12,583,879
   Techtronic Industries Co. Ltd. .........................      7,122,660        16,944,099
                                                                              --------------
                                                                                  46,310,599
                                                                              --------------
INDIA -- 2.3%
   Bharti Tele-Ventures Ltd.* .............................      1,319,600        10,140,509
   HDFC Bank Ltd. .........................................        692,500        10,863,313
   Housing Development Finance Corp. Ltd. .................        363,000         9,734,440
   Infosys Technologies Ltd. ..............................        157,736        10,502,509
                                                                              --------------
                                                                                  41,240,771
                                                                              --------------
IRELAND -- 2.0%
   Anglo Irish Bank Corp. .................................        605,824         9,194,909
   Anglo Irish Bank Corp. PLC .............................        580,120         8,811,654
   Ryanair Holdings PLC, ADR*(a) ..........................        337,400        18,891,026
                                                                              --------------
                                                                                  36,897,589
                                                                              --------------
ITALY -- 2.1%
   Luxottica Group SpA ....................................      1,015,400        25,761,566
   Saipem SpA .............................................        736,400        12,083,422
                                                                              --------------
                                                                                  37,844,988
                                                                              --------------
JAPAN -- 22.1%
   Aeon Credit Service Co. Ltd. ...........................         88,000         8,327,118
   Aeon Mall Co. Ltd. .....................................        215,500        10,502,943
   Askul Corp.* ...........................................         69,700         2,163,073
   Chiyoda Corp. ..........................................        483,000        11,067,298
   Chugai Pharmaceutical Co. Ltd. .........................      1,024,900        22,051,978
   Denso Corp. ............................................      1,243,900        43,064,667
   Hoya Corp. .............................................        744,500        26,760,132
   K.K. DaVinci Advisors* .................................            638         4,796,023
   Kenedix, Inc. ..........................................            816         5,141,710
   Keyence Corp. ..........................................        116,400        33,102,368
   Komeri Co. Ltd. ........................................        186,700         8,007,556
   Misumi Group, Inc. .....................................        125,600         5,460,012
   Mitsubishi UFJ Financial Group, Inc. ..................           3,900        53,109,223
   NEOMAX Co. Ltd. ........................................        153,000         5,037,231
   Nidec Corp. ............................................        260,700        22,178,875
   Nitto Denko Corp. ......................................        196,400        15,302,005
   Orix Corp ..............................................        181,500        46,197,137
   Point, Inc. ............................................         88,000         7,354,322
   Ryohin Keikaku Co. Ltd. ................................        108,900         9,526,583
   Sharp Corp. ............................................      1,790,900        27,249,241
   Shimamura Co. Ltd. .....................................         65,400         9,037,391
   Sundrug Co. Ltd. .......................................         61,700         3,380,562
   Yamada Denki Co. Ltd. ..................................        167,400        20,926,891
                                                                              --------------
                                                                                 399,744,339
                                                                              --------------
MALAYSIA -- 0.4%
   Bumiputra - Commerce Holdings BHD ......................      4,351,700         6,562,955
                                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B3

          -------------------------------------------------------------
           AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                  VALUE
                                                                  SHARES         (NOTE 2)
                                                                 ---------    --------------
LONG-TERM INVESTMENTS -- 97.8%
COMMON STOCKS -- 96.4%

MEXICO -- 1.9%
   America Movil SA de CV .................................      7,621,900    $   11,132,669
   Wal-Mart de Mexico SA de CV ............................      4,147,000        23,011,804
                                                                              --------------
                                                                                  34,144,473
                                                                              --------------
NETHERLANDS -- 0.4%
   TomTom NV* .............................................        229,013         7,862,688
                                                                              --------------
NORWAY -- 1.4%
   Statoil ASA* ...........................................      1,144,100        26,274,651
                                                                              --------------
SINGAPORE -- 0.8%
   Capitaland Ltd. ........................................      6,818,000        14,086,239
                                                                              --------------
SOUTH AFRICA -- 1.6%
   Naspers Ltd. (Class "N" Shares) ........................        404,000         7,151,646
   Sasol Ltd.*  ...........................................        616,300        22,061,154
                                                                              --------------
                                                                                  29,212,800
                                                                              --------------
SOUTH KOREA -- 2.9%
   Hyundai Motor Co. ......................................        169,600        16,134,405
   Kookmin Bank* ..........................................        189,200        14,259,378
   Samsung Electronics Co. Ltd. ...........................         35,590        22,897,144
                                                                              --------------
                                                                                  53,290,927
                                                                              --------------
SPAIN -- 1.9%
   Grupo Ferrovial SA .....................................        129,400         8,961,961
   Industria de Diseno Textil SA ..........................        790,000        25,766,868
                                                                              --------------
                                                                                  34,728,829
                                                                              --------------
SWEDEN -- 0.5%
   Capio AB* ..............................................        230,600         4,107,231
   Modern Times Group (Class "B" Shares) ..................        113,000         4,715,149
                                                                              --------------
                                                                                   8,822,380
                                                                              --------------
SWITZERLAND -- 9.3%
   Actelion Ltd.* .........................................         21,250         1,757,829
   EFG International* .....................................        253,200         6,744,035
   Nobel Biocare Holding AG* ..............................         40,030         8,803,828
   Phonak Holindg AG-Reg ..................................        118,000         5,082,607
   Roche Holding AG .......................................        367,400        55,163,822
   SGS SA* ................................................         15,300        12,900,879
   Synthes, Inc. ..........................................        297,720        33,441,248
   UBS AG .................................................        467,970        44,551,613
                                                                              --------------
                                                                                 168,445,861
                                                                              --------------
TAIWAN -- 2.7%
   Hon Hai Precision Industry Co. Ltd. ....................      5,466,234        30,035,483
   MediaTek, Inc.* ........................................      1,615,700        18,901,028
                                                                              --------------
                                                                                  48,936,511
                                                                              --------------
UNITED KINGDOM -- 11.3%
   BG Group PLC ...........................................      5,371,800        53,096,005
   Cairn Energy PLC* ......................................        258,000         8,522,616
   Capita Group PLC .......................................      2,318,665        16,625,151
   Carphone Warehouse Group ...............................      1,034,000         4,927,791
   HBOS PLC ...............................................      2,114,800        36,130,214
   Reckitt Benckiser PLC ..................................        683,860        22,590,217
   Standard Chartered PLC .................................      1,249,000        27,828,140
   Tesco PLC ..............................................      6,167,790        35,177,509
                                                                              --------------
                                                                                 204,897,643
                                                                              --------------
TOTAL COMMON STOCKS
   (cost $1,409,209,082) ..................................                    1,745,470,789
                                                                              --------------
PREFERRED STOCKS -- 1.4%
BRAZIL -- 1.1%
   Banco Itau Holding Financeira SA, 2.44% ................        816,900        19,668,764
                                                                              --------------
GERMANY -- 0.3%
   Porsche AG, 0.66% ......................................          7,920         5,691,219
                                                                              --------------
TOTAL PREFERRED STOCKS
   (cost $15,584,401) .....................................                       25,359,983
                                                                              --------------
TOTAL LONG-TERM INVESTMENTS
   (cost $1,424,793,483) ..................................                    1,770,830,772
                                                                              --------------
SHORT-TERM INVESTMENT -- 3.8%
MONEY MARKET MUTUAL FUND
   Dryden Core Investment Fund - Taxable Money Market
      Series (cost $69,027,986; includes cash collateral
      for securities on loan of $18,568,142) (b)(w)
      (Note 4) ............................................     69,027,986        69,027,986
                                                                              --------------
TOTAL INVESTMENTS(o) -- 101.6%
   (cost $1,493,821,469; Note 6) ..........................                    1,839,858,758
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.6)% ...........                      (28,622,604)
                                                                              --------------
NET ASSETS -- 100.0% ......................................                   $1,811,236,154
                                                                              ==============

The following abbreviations are used in portfolio descriptions:

ADR   American Depositary Receipt

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $17,654,487; cash collateral of $18,568,142 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(o) As of December 31, 2005, 42 securities representing $673,234,884 and 36.6% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B4

          -------------------------------------------------------------
           AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Banks                                             14.8%
Oil-Field Services                                 8.0
Pharmaceuticals                                    7.7
Electronics                                        7.3
Retail-Miscellaneous/Diversified                   7.0
Auto-Cars/Light Trucks                             5.4
Diversified Materials                              4.5
Money Market Mutual Fund
  (collateral received for securities on loan)     3.8
Medical-Hospitals                                  3.5
Software                                           3.3
Transportation                                     3.3
Computers                                          3.2
Commercial Banks Non-US                            2.9
Healthcare-Products                                2.3
Food                                               1.9
Telecommunications                                 1.8
Commercial Services                                1.6
Distribution/Wholesale                             1.6
Life/Health Insurance                              1.6
Optical Supplies                                   1.4
Real Estate Operations/Development                 1.4
Household Products/Housewares                      1.2
Hand/Machine Tools                                 1.2
Engineering/R&D Services                           1.1
Apparel Manufacturers                              1.1
Airlines                                           1.0
Finance-Mortgage Loan/Banker                       1.0
Building- Heavy Construction                       1.0
Machinery Tools & Related Products                 1.0
Chemicals                                          0.8
Financial Services                                 0.8
Beverages                                          0.7
Metal Products-Distribution                        0.6
Applications Software                              0.4
Multimedia                                         0.4
Cosmetics & Toiletries                             0.3
Consulting Services                                0.3
Web Portals/ISP                                    0.2
Public Thoroughfares                               0.2
                                                 -----
                                                 101.6
Liabilities in excess of other assets             (1.6)
                                                 -----
                                                 100.0%
                                                 =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B5

                     ---------------------------------------
                      AST LSV INTERNATIONAL VALUE PORTFOLIO
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                  SHARES          (NOTE 2)
                                                                 ---------      ------------
LONG-TERM INVESTMENTS -- 96.8%
COMMON STOCKS -- 96.5%

AUSTRALIA -- 4.5%
   AWB Ltd. ...............................................        151,100      $    677,707
   Bluescope Steel Ltd. ...................................        281,500         1,428,842
   Commonwealth Bank of Australia .........................         86,800         2,713,362
   CSR Ltd. ...............................................        554,600         1,407,924
   David Jones Ltd. .......................................         32,148            54,687
   Qantas Airways Ltd. ....................................        353,800         1,044,989
   Santos Ltd. ............................................        246,900         2,215,126
   Suncorp-Metway Ltd. ....................................         39,400           577,536
   Telstra Corp. Ltd. .....................................        538,700         1,548,048
                                                                                ------------
                                                                                  11,668,221
                                                                                ------------
AUSTRIA -- 0.5%
   Boehler-Uddeholm AG* ...................................          7,600         1,285,757
                                                                                ------------
BELGIUM -- 1.1%
   Fortis .................................................         93,300         2,976,825
                                                                               -------------
DENMARK -- 1.1%
   Danisco AS* ............................................         12,400           949,381
   Danske Bank AS .........................................         54,100         1,905,776
                                                                                ------------
                                                                                   2,855,157
                                                                                ------------
FINLAND -- 1.3%
   Rautaruukki Oyj ........................................         83,600         2,033,907
   Sampo Oyj (Class "A" Stock) ............................         76,900         1,340,130
                                                                                ------------
                                                                                   3,374,037
                                                                                ------------
FRANCE -- 9.0%
   BNP Paribas SA .........................................         56,700         4,588,117
   Bouygues SA ............................................         41,300         2,019,357
   Ciments Francais SA* ...................................          8,400         1,091,929
   CNP Assurances  ........................................         18,300         1,442,907
   Compagnie Generale des Establissements Michelin
      (Class "B" Stock) ...................................         28,500         1,602,022
   Credit Agricole SA .....................................         69,000         2,173,737
   Natexis Banques Populaires* ............................         11,000         1,832,313
   PSA Peugeot Citroen SA .................................         29,200         1,683,545
   Renault SA* ............................................         16,100         1,313,282
   Societe Generale (Class "A" Stock) .....................          9,500         1,168,563
   Suez SA ................................................        104,500         3,253,756
   Total SA ...............................................          4,300         1,080,256
                                                                                ------------
                                                                                  23,249,784
                                                                                ------------
GERMANY -- 6.5%
   BASF AG ................................................         47,700         3,654,287
   Daimlerchrysler AG .....................................         46,800         2,390,226
   Deutsche Bank AG* ......................................         35,700         3,461,506
   Deutsche Telekom AG ....................................         66,500         1,108,504
   MAN AG* ................................................         34,700         1,851,937
   Salzgitter AG* .........................................         30,400         1,641,521
   ThyssenKrup AG .........................................         85,700         1,787,721
   TUI AG .................................................         41,300           845,881
                                                                                ------------
                                                                                  16,741,583
                                                                                ------------
HONG KONG -- 1.7%
   Chaoda Modern Agriculture Holdings Ltd.* ...............      2,142,000           889,639
   Citic Pacific Ltd. .....................................        645,000         1,782,386
   CNOOC Ltd. .............................................      1,180,000           801,906
   Orient Overseas International Ltd.* ....................        305,307         1,032,909
                                                                                ------------
                                                                                   4,506,840
                                                                                ------------
IRELAND -- 0.8%
   Irish Life & Permanent PLC .............................        102,600         2,096,530
                                                                                ------------
ITALY -- 3.4%
   Banca Popolare Italiana SpA ............................        141,600         1,256,457
   Banche Popolari Unite Scrl .............................         39,300           861,681
   Benetton Group SpA .....................................        118,900         1,354,160
   Eni SpA ................................................        113,400         3,145,562
   Parmalat Finanziaria SpA*(g) ...........................        448,250            58,375
   San Paolo - IMI SpA ....................................        129,600         2,026,846
                                                                                ------------
                                                                                   8,703,081
                                                                                ------------
JAPAN -- 25.1%
   Alpine Electronics, Inc. ...............................         55,800           748,724
   Alps Electric Co. Ltd. .................................         61,900           864,894
   Asahi Breweries Ltd. ...................................        101,300         1,235,134
   Asahi Kasei Corp. ......................................         75,000           507,511
   Capcom Co. Ltd. ........................................         44,800           523,276
   CMK Corp. ..............................................         33,300           733,962
   Cosmo Oil Co. Ltd. .....................................        337,000         1,685,301
   Denki Kagaku Kogyo Kabushiki Kaisha ....................        257,000         1,135,149
   Hitachi Koki Co. Ltd. ..................................        118,000         1,949,050
   Hitachi Ltd. ...........................................        297,000         2,001,020
   Hokkaido Electric Power Co., Inc. ......................         72,400         1,471,986
   Hokuetsu Paper Mills Ltd. ..............................        159,000           822,191
   Honda Motor Co. Ltd. ...................................         52,400         3,024,188
   Hosiden Corp. ..........................................         69,500           850,230
   Japan Securities Finance Co. Ltd. ......................        142,000         1,636,456
   Kaken Pharmaceutical Co. Ltd. ..........................        197,000         1,532,004
   Kansai Electric Power Co., Inc. (The) ..................         81,400         1,746,317
   Kurabo Industries Ltd. .................................        331,000         1,238,205
   Kyowa Hakko Kogyo Co. Ltd. .............................         27,000           188,193
   Kyushu Electric Power Co., Inc. ........................         46,000           998,516
   Marubeni Corp. .........................................        260,000         1,392,412
   Mitsubishi Chemical Holdings Corp. .....................        279,500         1,760,872
   Nippon Oil Corp.........................................        364,000         2,820,894
   Nippon Telegraph and Telephone Corp. ...................            800         3,630,654
   Nipro Corp. ............................................         46,800           684,462
   Nissan Motor Co. Ltd. ..................................        212,600         2,168,677
   NSK Ltd. ...............................................        322,000         2,202,204
   NTT Docomo, Inc. .......................................            900         1,370,618
   Oji Paper Co. Ltd. .....................................        232,000         1,369,369
   Okasan Holdings, Inc. ..................................         99,000           853,794
   Osaka Gas Co. Ltd. .....................................        508,700         1,754,058
   Q.P. Corp. .............................................         84,000           748,582
   Rengo Co. Ltd. .........................................        192,000         1,159,814
   Ricoh Co. Ltd. .........................................         82,000         1,435,791
   Rohto Pharmaceutical Co. Ltd.* .........................         80,100           796,920
   Sumitomo Trust & Banking Co. Ltd. ......................        264,000         2,691,858
   Takefuji Corp. .........................................         27,100         1,840,066

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B6

               --------------------------------------------------
                AST LSV INTERNATIONAL VALUE PORTFOLIO (CONTINUED)
               --------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                  SHARES          (NOTE 2)
                                                                 ---------      ------------
COMMON STOCKS (CONTINUED)

JAPAN (CONT'D.)
   Tanabe Seiyaku Co. Ltd. ................................        177,000         1,717,262
   Tohoku Electric Power Co., Inc. ........................         45,800           930,402
   Tostem Inax Holding Corp. ..............................         41,500           829,105
   Toyota Motor Corp. .....................................         86,800         4,534,788
   Uniden Corp. ...........................................         64,000         1,245,432
   UNY Co. Ltd. ...........................................         66,000         1,040,608
   Yokohama Rubber Co. Ltd. ...............................        165,000           968,223
                                                                                ------------
                                                                                  64,839,172
                                                                                ------------
LIECHTENSTEIN -- 0.4%
   Verwaltungs und Privat Bank AG* ........................          6,500         1,087,744
                                                                                ------------
NETHERLANDS -- 4.9%
   ABN AMRO Holding NV ....................................         65,300         1,707,740
   Aegon N.V. .............................................        104,300         1,697,853
   ING Groep NV ...........................................        111,700         3,874,661
   Koninklijke KPN NV .....................................        106,900         1,071,949
   Koninklijke Luchtvaart Maatschappij NV*(g) .............         24,790           319,021
   Royal Dutch Shell (Class "A" Stock) ....................        104,600         3,192,475
   Stork NV ...............................................         17,500           747,718
                                                                                ------------
                                                                                  12,611,417
                                                                                ------------
NORWAY -- 0.8%
   Norsk Hydro ASA* .......................................         20,400         2,094,617
                                                                                ------------
PORTUGAL -- 0.5%
   Energias de Portugal SA* ...............................        430,000         1,323,594
                                                                                ------------
SINGAPORE -- 0.8%
   Mobileone Ltd.* ........................................        779,100           994,521
   Neptune Orient Lines Ltd. ..............................        480,000           970,852
                                                                                ------------
                                                                                   1,965,373
                                                                                ------------
SPAIN -- 3.8%
   Banco Bilbao Vizcaya Argentaria SA                               81,300         1,451,459
   Banco Santander Central Hispano SA .....................        146,100         1,928,582
   Endesa SA ..............................................         99,200         2,609,568
   Repsol YPF SA ..........................................         95,200         2,780,475
   Union Fenosa SA ........................................         27,500         1,023,270
                                                                                ------------
                                                                                   9,793,354
                                                                                ------------
SWEDEN -- 2.0%
   Electrolux AB Series B .................................         72,100         1,874,083
   Nordea Bank AB .........................................        308,600         3,204,670
                                                                                ------------
                                                                                   5,078,753
                                                                                ------------
SWITZERLAND -- 6.1%
   Ciba Specialty Chemicals AG ............................         22,400         1,448,955
   Georg Fischer AG* ......................................          3,400         1,161,752
   Rieter Holdings AG .....................................          4,100         1,216,848
   Swisscom AG ............................................          8,500         2,682,832
   Syngenta AG ............................................          9,400         1,169,590
   UBS AG  ................................................         56,000         5,331,304
   Zurich Financial Services AG* ..........................         12,800         2,727,446
                                                                                ------------
                                                                                  15,738,727
                                                                                ------------
UNITED KINGDOM -- 22.2%
   Alliance & Leicester PLC ...............................        108,500         1,855,531
   Arriva PLC .............................................         75,900           760,658
   AstraZeneca PLC ........................................         58,900         2,866,819
   Aviva PLC ..............................................        232,500         2,820,097
   BAE Systems PLC ........................................        308,200         2,024,248
   Barclays PLC ...........................................        439,600         4,621,159
   Boots Group PLC* .......................................         84,700           881,639
   BP PLC    ..............................................        194,700         2,073,522
   Bradford & Bingley PLC  ................................        239,600         1,692,201
   BT Group PLC  ..........................................        867,000         3,322,682
   DSG International PLC ..................................        541,400         1,525,287
   Firstgroup PLC .........................................        135,300           935,203
   GKN PLC* . .............................................        208,700         1,034,110
   GlaxoSmithKline PLC ....................................         48,600         1,228,316
   Hanson PLC .............................................         67,100           737,693
   HBOS PLC ...............................................        201,500         3,442,518
   House of Fraser PLC* ...................................        388,600           757,169
   Imperial Chemical Industries PLC .......................        284,600         1,625,642
   Kelda Group PLC ........................................         60,600           806,985
   Legal & General Group PLC ..............................        433,400           909,705
   Lloyds TSB Group PLC ...................................        427,800         3,595,484
   Mitchells & Butlers PLC ................................        120,900           869,470
   Northern Foods PLC  ....................................        268,500           699,856
   Northumbrian Water Group PLC ...........................        246,000         1,030,590
   Old Mutual PLC* ........................................        714,900         2,026,388
   Pilkington PLC .........................................        776,100         1,989,555
   Royal Dutch Shell (Class "B" Stock) ....................        142,976         4,570,499
   Scottish Power PLC  ....................................        267,500         2,501,355
   Shanks Group PLC    ....................................        328,900           877,097
   Tate & Lyle PLC  .......................................        128,600         1,245,665
   Tomkins PLC  ...........................................        153,800           793,172
   TT Electronics PLC* .  .................................        224,300           567,281
   Viridian Group PLC    ..................................         50,040           770,104
                                                                                ------------
                                                                                  57,457,700
                                                                                ------------
TOTAL COMMON STOCKS
   (cost $223,759,438) ......................................................    249,448,266
                                                                                ------------
PREFERRED STOCK-- 0.3%
GERMANY -- 0.3%
   Fresenius AG (cost $558,765) ...........................          6,200           841,548
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $224,318,203) ......................................................    250,289,814
                                                                                ------------
SHORT-TERM INVESTMENT -- 8.7%
MONEY MARKET MUTUAL FUND
   Dryden Core Investment Fund - Taxable Money Market
      Series (cost $22,608,403)(w) (Note 4) ...............     22,608,403        22,608,403
                                                                                ------------
TOTAL INVESTMENTS(o) -- 105.5%
   (cost $246,926,606; Note 6) ..............................................    272,898,217
LIABILITIES IN EXCESS OF OTHER ASSETS -- (5.5)% .............................    (14,338,872)
                                                                                ------------
NET ASSETS -- 100.0% ........................................................
                                                                                $258,559,345
                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B7

               ---------------------------------------------------
                AST LSV INTERNATIONAL VALUE PORTFOLIO (CONTINUED)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

*    Non-income producing security.

(g)  Indicates a security that has been deemed illiquid.

(o) As of December 31, 2005, 60 securities representing $83,298,627 and 33.0% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Financial-Bank & Trust                            21.7%
Oil & Gas                                         10.9
Money Market Mutual Fund                           8.7
Telecommunications                                 7.4
Insurance                                          6.0
Automobile Manufacturers                           5.9
Utilities                                          5.2
Chemicals                                          4.7
Transportation                                     3.7
Pharmaceuticals                                    3.4
Financial-Services                                 2.8
Retail & Merchandising                             2.7
Electronic Components & Equipment                  2.3
Building Materials                                 2.3
Industrial Products                                3.2
Metals & Mining                                    1.7
Machinery & Equipment                              1.5
Automotive Parts                                   1.4
Food                                               1.4
Paper & Forest Products                            1.3
Diversified Operations                             1.2
Financial-Brokerage                                1.0
Construction                                       0.8
Aerospace                                          0.8
Farming & Agriculture                              0.6
Office Equipment                                   0.6
Clothing & Apparel                                 0.5
Beverages                                          0.5
Airlines                                           0.5
Environmental Services                             0.3
Entertainment & Leisure                            0.3
Computer Services & Software                       0.2
                                                 -----
                                                 105.5
Liabilities in excess of other assets             (5.5)
                                                 -----
                                                 100.0%
                                                 =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B8

                        ---------------------------------
                         AST MFS GLOBAL EQUITY PORTFOLIO
                        ---------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                  SHARES          (NOTE 2)
                                                                 ---------      ------------
LONG-TERM INVESTMENTS -- 101.7%
COMMON STOCKS

AUSTRALIA -- 0.8%
   QBE Insurance Group Ltd. ...............................         83,472      $  1,192,213
                                                                                ------------
AUSTRIA -- 1.0%
   Erste Bank der Oesterreichischen Sparkassen AG .........         27,310         1,521,228
                                                                                ------------
BERMUDA -- 1.5%
   Accenture Ltd. (Class "A" Stock)* ......................         77,480         2,236,847
                                                                                ------------
CANADA -- 1.1%
   Canadian National Railway Co. ..........................         20,561         1,644,674
                                                                                ------------
CAYMAN ISLAND -- 0.8%
   Noble Corp. ............................................         18,090         1,276,068
                                                                                ------------
FRANCE -- 13.9%
   AXA SA .................................................         84,400         2,723,838
   Credit Agricole SA .....................................         26,620           838,621
   L'Air Liquide SA .......................................         22,308         4,291,676
   L'Oreal SA .............................................         16,010         1,190,321
   LVMH Moet Hennessy Louis Vuitton SA ....................         26,200         2,327,903
   Pernod Ricard SA .......................................          5,560           970,254
   Sanofi-Aventis .........................................         36,490         3,196,822
   Schneider Electric SA ..................................         34,038         3,036,409
   Total SA ...............................................         10,390         2,610,200
                                                                                ------------
                                                                                  21,186,044
                                                                                ------------
GERMANY -- 2.7%
   Bayerische Motoren Werke AG ............................         17,970           788,223
   E.ON AG ................................................         16,630         1,720,549
   Schering AG ............................................         23,040         1,543,874
                                                                                ------------
                                                                                   4,052,646
                                                                                ------------
HONG KONG -- 1.6%
   Esprit Holdings Ltd. ...................................        115,000           815,723
   Hutchison Telecommunications International Ltd.* .......      1,159,000         1,672,909
                                                                                ------------
                                                                                   2,488,632
                                                                                ------------
HUNGARY -- 0.5%
   OTP Bank, GDR   ........................................         11,590           754,571
                                                                                ------------
INDONESIA -- 0.4%
   PT Bank Central Asia Tbk* ..............................      1,684,500           579,718
                                                                                ------------
ITALY -- 2.2%
   Assicurazioni Generali SpA .............................         41,600         1,453,860
   UniCredito Italiano SpA ................................        277,890         1,914,736
                                                                                ------------
                                                                                   3,368,596
                                                                                ------------
JAPAN -- 9.5%
   Asahi Glass Co. Ltd. ...................................        174,000         2,241,713
   Bridgestone Corp. ......................................         69,000         1,438,310
   Canon, Inc. ............................................         35,000         2,054,505
   Chugai Pharmaceutical Co. Ltd. .........................         25,200           542,209
   Nintendo Co. Ltd. ......................................         12,100         1,465,147
   Nitto Denko Corp. ......................................         11,200           872,619
   Omron Corp. ............................................         17,800           411,055
   Ricoh Co. Ltd. .........................................         73,000         1,278,207
   Shinsei Bank Ltd. ......................................        203,000         1,176,903
   Tokyo Gas Co. Ltd. .....................................        190,000           845,718
   Toyota Motor Corp. .....................................         42,100         2,199,477
                                                                                ------------
                                                                                  14,525,863
                                                                                ------------
KOREA -- 2.2%
   Samsung Electronics Co. Ltd. ...........................          5,310         3,416,236
                                                                                ------------
NETHERLANDS -- 0.5%
   Reed Elsevier NV .......................................         60,080           839,315
                                                                                ------------
POLAND -- 0.3%
   Powszechna Kasa Oszczednosci Bank Polski SA* ...........         46,930           418,973
                                                                                ------------
SINGAPORE -- 0.9%
   Singapore Telecommunications Ltd. ......................        830,357         1,300,295
                                                                                ------------
SPAIN -- 2.1%
   Banco Bilbao Vizcaya Argentaria SA .....................         94,760         1,691,762
   Iberdrola SA ...........................................         56,610         1,547,498
                                                                                ------------
                                                                                   3,239,260
                                                                                ------------
SWEDEN -- 2.1%
   Atlas Copco AB (Class "A" Stock) .......................         31,030           691,335
   Ericsson, (L.M.) Telefonaktiebolaget
      (Class "B" Stock)* ..................................        187,040           642,733
   Sandvik AB .............................................         40,390         1,881,087
                                                                                ------------
                                                                                   3,215,155
                                                                                ------------
SWITZERLAND -- 9.0%
   Julius Baer Holding Ltd. ...............................         18,952         1,342,743
   Nestle SA ..............................................         15,157         4,533,085
   Roche Holding AG .......................................         22,780         3,420,337
   Swiss Re ...............................................         21,600         1,581,310
   UBS AG .................................................         30,010         2,857,008
                                                                                ------------
                                                                                  13,734,483
                                                                                ------------
THAILAND -- 0.5%
   Bangkok Bank Public Co. Ltd.* ..........................        297,210           832,564
                                                                                ------------
UNITED KINGDOM -- 14.3%
   AstraZeneca PLC ........................................         32,640         1,588,675
   BP PLC .................................................        139,770         1,488,527
   Diageo PLC  ............................................        166,065         2,407,133
   GlaxoSmithKline PLC ....................................         62,650         1,583,415
   Hilton Group PLC* ......................................        444,350         2,778,955
   Next PLC  ..............................................         52,930         1,397,855
   Reckitt Benckiser PLC ..................................        176,310         5,824,118
   Smith & Nephew PLC  ....................................        120,650         1,111,575
   Tesco PLC  .............................................        349,740         1,994,715
   William Hill PLC .......................................        181,080         1,668,330
                                                                                ------------
                                                                                  21,843,298
                                                                                ------------
UNITED STATES -- 33.8%
   3M Co. .................................................         24,790        1,921,225
   American Express Co. ...................................         58,940        3,033,053
   ChevronTexaco Corp. ....................................         34,260        1,944,940
   Citigroup, Inc. ........................................         14,910          723,582
   Colgate-Palmolive Co. ..................................         14,660          804,101
   Dell, Inc.* ............................................         62,520        1,874,975

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B9

                  ---------------------------------------------
                   AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                  SHARES          (NOTE 2)
                                                                 ---------      ------------
COMMON STOCKS (CONTINUED)

UNITED STATES (CONT'D.)
   DENTSPLY International, Inc. ...........................         21,860      $  1,173,663
   Disney, (Walt) Co. .....................................        107,280         2,571,502
   DST Systems, Inc.* .....................................         24,840         1,488,165
   Fisher Scientific International, Inc.* .................         33,600         2,078,496
   Gilead Sciences, Inc.* .................................         34,130         1,796,262
   Goldman Sachs Group, Inc. ..............................         18,120         2,314,105
   Harley-Davidson, Inc. (a) ..............................         36,230         1,865,483
   Home Depot, Inc. .......................................         26,260         1,063,005
   Intel Corp. ............................................         72,320         1,805,107
   Johnson & Johnson ......................................         55,340         3,325,934
   Lauder, (Estee) Cos., Inc. (Class "A" Stock) ...........         47,510         1,590,635
   Lilly, (Eli) & Co. (a) .................................         50,680         2,867,981
   Lincoln National Corp. (a) .............................         17,970           952,949
   Medtronic, Inc. ........................................         19,920         1,146,794
   Nike, Inc. (Class "B" Stock) ...........................          9,400           815,826
   Oracle Corp.* ..........................................        210,990         2,576,188
   PepsiCo, Inc. ..........................................         20,840         1,231,227
   Praxair, Inc.* .........................................         30,820         1,632,227
   Procter & Gamble Co. ...................................         39,448         2,283,250
   Symantec Corp.* ........................................         63,130         1,104,775
   Viacom, Inc. (Class "B" Stock) .........................         69,720         2,272,872
   Wal-Mart Stores, Inc. ..................................         33,670         1,575,756
   Waters Corp.* ..........................................         46,220         1,747,116
                                                                                ------------
                                                                                  51,581,194
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $132,135,109) ....................................                      155,247,873
                                                                                ------------
SHORT-TERM INVESTMENT -- 3.5%
MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund - Taxable Money Market Series
   (cost $5,400,374; includes $5,400,374 of cash
   collateral for securities on loan) (b)(w) (Note 4) .....      5,400,374         5,400,374
                                                                                ------------
TOTAL INVESTMENTS(o) -- 105.2%
     (cost $137,535,483; Note 6) ..........................                      160,648,247
LIABILITIES IN EXCESS OF
     OTHER ASSETS -- (5.2)% ...............................                       (7,990,379)
                                                                                ------------
NET ASSETS -- 100.0% ......................................
                                                                                $152,657,868
                                                                                ============

The following abbreviations are used in portfolio descriptions:

GDR  Global Depositary Receipts

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $5,169,373; cash collateral of $5,400,374 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments).

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(o) As of December 31, 2005, 18 securities representing $24,335,521 and 15.94% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 was as follows:

INDUSTRY
--------
Pharmaceuticals                                   10.8%
Financial - Bank & Trust                           9.1
Oil & Gas                                          5.3
Insurance                                          5.3
Entertainment                                      5.1
Electronics                                        5.0
Beverages                                          4.5
Chemicals                                          4.5
Healthcare-Products                                4.4
Food                                               4.3
Diversified Financial Services                     4.0
Computers                                          3.9
Cosmetics/Personal Care                            3.8
Household Products/Wares                           3.8
Media                                              3.7
Money Market Mutual Fund
  (collateral received for securities on loan)     3.5
Hand/Machine Tools                                 3.2
Auto Parts & Equipment                             2.9
Retail                                             2.6
Telecommunications                                 2.4
Office/Business Equipment                          2.2
Electric                                           2.1
Building Materials                                 1.5
Consulting Services                                1.5
Miscellaneous Manufacturers                        1.3
Semiconductors                                     1.2
Transportation                                     1.1
Internet                                           0.7
Apparel                                            0.5
Distribution/Wholesale                             0.5
Machinery-Construction & Mining                    0.5
                                                 -----
                                                 105.2
Liabilities in excess of other assets             (5.2)
                                                 -----
                                                 100.0%
                                                 =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B10

                        --------------------------------
                         AST SMALL-CAP GROWTH PORTFOLIO
                        --------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                   SHARES         (NOTE 2)
                                                                 ----------     ------------
LONG-TERM INVESTMENTS -- 95.8%
COMMON STOCKS

AEROSPACE -- 0.3%
   ARGON ST, Inc. .........................................         18,000      $    557,640
                                                                                ------------
AUTOMOTIVE PARTS -- 2.1%
   CLARCOR, Inc. ..........................................         50,800         1,509,268
   Modine Manufacturing Co. ...............................         42,400         1,381,816
   Regal-Beloit Corp. .....................................         31,800         1,125,720
                                                                                ------------
                                                                                   4,016,804
                                                                                ------------
BROADCAST & CABLE/SATELLITE TV -- 0.4%
   Entravision Communications Corp.
      (Class "A" Stock) ...................................        100,030           712,214
                                                                                ------------
BROADCASTING -- 1.7%
  Emmis Communications Corp. (Class "A" Stock)* ...........         96,200         1,915,342
  Journal Communications, Inc. (Class "A" Stock) ..........         86,800         1,210,860
                                                                                ------------
                                                                                   3,126,202
                                                                                ------------
BUILDING MATERIALS -- 0.4%
   Drew Industries, Inc. ..................................         27,400           772,406
                                                                                ------------
BUSINESS SERVICES -- 2.6%
   Internet Capital Group, Inc.* ..........................         71,519           587,886
   Korn/Ferry International* ..............................         54,400         1,016,736
   Navigant Consulting, Inc.* .............................         45,900         1,008,882
   Primus Guaranty Ltd. ...................................         18,486           241,242
   Resources Connection, Inc.* ............................         48,125         1,254,138
   Watson Wyatt & Co. Holdings ............................         30,100           839,790
                                                                                ------------
                                                                                   4,948,674
                                                                                ------------
CHEMICALS -- 1.0%
   Cabot Microelectronics Corp.*(a) .......................         35,000         1,026,550
   Rockwood Holdings, Inc.* ...............................         41,600           820,768
                                                                                ------------
                                                                                   1,847,318
                                                                                ------------
COMMERCIAL SERVICES -- 0.9%
   Rollins, Inc. ..........................................         87,100         1,716,741
                                                                                ------------
COMPUTER SERVICES & SOFTWARE -- 7.7%
   Ansys, Inc.* ...........................................         54,998         2,347,865
   Computer Programs and Systems, Inc. ....................         20,600           853,458
   Datastream Systems, Inc.* ..............................        225,720         1,952,478
   Factset Research Systems, Inc. .........................         78,602         3,235,258
   LoJack Corp.* ..........................................         29,300           707,009
   McDATA Corp. (Class "A" Stock)* ........................        408,550         1,552,490
   Netsmart Technologies, Inc.* ...........................         20,300           255,983
   Radisys Corp.* .........................................        103,054         1,786,956
   ScanSource, Inc.* ......................................         30,797         1,683,980
                                                                                ------------
                                                                                  14,375,477
                                                                                ------------
COMPUTER NETWORKING -- 0.5%
   Ixia* ..................................................         63,775           942,594
                                                                                ------------
CONSTRUCTION -- 0.6%
   Chicago Bridge & Iron Co. NV  (Netherlands) ............         46,000         1,159,660
                                                                                ------------
CONSUMER PRODUCTS & SERVICES -- 2.4%
   Elizabeth Arden, Inc.* .................................         50,800         1,019,048
   G & K Services, Inc. ...................................         60,600         2,378,550
   Spartech Corp. .........................................         54,200         1,189,690
                                                                                ------------
                                                                                   4,587,288
                                                                                ------------
DIVERSIFIED OPERATIONS -- 1.9%
   Actuant Corp. (Class "A" Stock)(a) .....................         32,600         1,819,080
   Corrections Corp. of America* ..........................         39,883         1,793,539
                                                                                ------------
                                                                                   3,612,619
                                                                                ------------
EDUCATION -- 0.7%
   Courier Corp. ..........................................         17,850           612,969
   Universal Technical Institute, Inc.* ...................         23,400           723,996
                                                                                ------------
                                                                                   1,336,965
                                                                                ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.5%
   Advanced Energy Industries, Inc.* ......................         91,175         1,078,600
   Daktronics, Inc. .......................................         18,100           535,217
   General Cable Corp.* ...................................         87,884         1,731,315
   Gentex Corp. ...........................................         14,660           285,870
   Littelfuse, Inc.* ......................................         16,600           452,350
   Methode Electronics, Inc. (Class "A" Stock) ............         59,600           594,212
   OYO Geospace Corp.* ....................................         49,007         1,394,739
   Universal Electronics, Inc.* ...........................        133,113         2,293,537
                                                                                ------------
                                                                                   8,365,840
                                                                                ------------
ELECTRONICS -- 0.7%
   Dolby Laboratories, Inc. (Class "A" Stock)* ............         79,000         1,346,950
                                                                                ------------
ENTERTAINMENT & LEISURE -- 1.8%
   Nevada Gold & Casinos, Inc.* ...........................         34,878           362,382
   RC2 Corp.* .............................................          7,500           266,400
   Shuffle Master, Inc.*(a) ...............................         74,600         1,875,444
   Vail Resorts, Inc.* ....................................         29,100           961,173
                                                                                ------------
                                                                                   3,465,399
                                                                                ------------
ENVIRONMENTAL SERVICES -- 2.5%
   Duratek, Inc. ..........................................         83,535         1,247,178
   Waste Connections, Inc.*(a) ............................         99,476         3,427,943
                                                                                ------------
                                                                                   4,675,121
                                                                                ------------
FARMING & AGRICULTURE -- 0.9%
   Delta & Pine Land Co. ..................................         75,679         1,741,374
                                                                                ------------
FINANCIAL - BANK & TRUST -- 2.3%
   BankAtlantic Bancorp, Inc. (Class "A" Stock) ...........         26,000           364,000
   ITLA Capital Corp.* ....................................         25,700         1,255,445
   Kanbay International, Inc. .............................         43,700           694,393
   Wilshire Bancorp, Inc.  ................................         17,600           302,544
   Wintrust Financial Corp. ...............................         23,500         1,290,150
   WP Stewart & Co. Ltd. ..................................         18,800           443,116
                                                                                ------------
                                                                                   4,349,648
                                                                                ------------
FINANCIAL SERVICES -- 3.2%
   Assured Guaranty Ltd. ..................................         55,200         1,401,528
   Boston Private Financial Holdings, Inc. ................         35,600         1,082,952
   Cash America International, Inc. .......................         82,517         1,913,569
   Financial Federal Corp.(a)  ............................         21,800           969,010

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B11

                  --------------------------------------------
                   AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                   SHARES         (NOTE 2)
                                                                 ----------     ------------
COMMON STOCKS (CONTINUED)

FINANCIAL SERVICES (CONT'D.)
   World Acceptance Corp.* ................................         21,400      $    609,900
                                                                                ------------
                                                                                   5,976,959
                                                                                ------------
FOOD -- 0.9%
   Middleby Corp.* ........................................          9,200           795,800
   Tootsie Roll Industries, Inc. ..........................         28,700           830,291
                                                                                ------------
                                                                                   1,626,091
                                                                                ------------
FURNITURE -- 0.4%
   Tempur-Pedic International, Inc.(a) ....................         62,945           723,868
                                                                                ------------
HEALTH CARE SERVICES -- 6.4%
   American Healthways, Inc.*(a) ..........................         46,100         2,086,025
   Apria Healthcare Group, Inc.* ..........................         36,200           872,782
   Centene Corp.* .........................................         79,850         2,099,257
   deCODE genetics, Inc. ..................................        144,488         1,193,471
   Dendreon Corp.* ........................................         81,100           439,562
   Eclipsys Corp.* ........................................         55,925         1,058,660
   Horizon Health Corp.* ..................................         79,754         1,804,833
   Landauer, Inc. .........................................         22,100         1,018,589
   MWI Veterinary Supply, Inc. ............................         18,900           487,809
   Techne Corp.* ..........................................         17,000           954,550
                                                                                ------------
                                                                                  12,015,538
                                                                                ------------
INDUSTRIAL PRODUCTS -- 1.6%
   AMCOL International Corp. ..............................         29,400           603,288
   Interline Brands, Inc.* ................................         18,500           420,875
   Photon Dynamics, Inc.* .................................         44,475           813,003
   Ritchie Brothers Auctioneers, Inc. .....................         25,400         1,073,150
                                                                                ------------
                                                                                   2,910,316
                                                                                ------------
INSURANCE -- 2.9%
   American Equity Investment Life Holding Co. ............         44,600           582,030
   Amerisafe, Inc.* .......................................         46,400           467,712
   HCC Insurance Holdings, Inc.* ..........................         71,150         2,111,732
   Hilb, Rogal & Hobbs Co. ................................         16,500           635,415
   Hooper Holmes, Inc. ....................................        145,400           370,770
   Philadelphia Consolidated Holding Corp.* ...............         12,300         1,189,287
                                                                                ------------
                                                                                   5,356,946
                                                                                ------------
INTERNET SERVICES -- 2.5%
   Avocent Corp.* .........................................         20,600           560,114
   eCollege.com, Inc.*(a) .................................         35,200           634,656
   Global Payments, Inc. ..................................         55,400         2,582,194
   j2 Global Communication, Inc.*(a) ......................         23,400         1,000,116
                                                                                ------------
                                                                                   4,777,080
                                                                                ------------
MACHINERY & EQUIPMENT -- 4.3%
   Actuant Corp. (Class "A" Stock)(a) .....................         17,700           987,660
   Bucyrus International, Inc. (Class "A" Stock)(a) .......         65,000         3,425,500
   IDEX Corp. .............................................         42,800         1,759,508
   Young Innovations, Inc. ................................         56,000         1,908,480
                                                                                ------------
                                                                                   8,081,148
                                                                                ------------
MEDICAL SUPPLIES & EQUIPMENT -- 5.1%
   American Medical Systems Holdings, Inc.* ...............        106,717         1,902,764
   Arrow International, Inc. ..............................         25,900           750,841
   DJ Orthopedics, Inc.* ..................................         32,375           892,903
   ICU Medical, Inc.* .....................................         19,000           744,990
   Per-Se Technologies, Inc.*(a) ..........................         36,100           843,296
   Respironics, Inc.* .....................................         67,875         2,516,126
   SurModics, Inc.* .......................................         25,075           927,524
   Thoratec Corp.* ........................................         49,000         1,013,810
                                                                                ------------
                                                                                   9,592,254
                                                                                ------------
MEDICAL WASTE MANAGEMENT -- 1.2%
   Stericycle, Inc.* ......................................         37,000         2,178,560
                                                                                ------------
METALS & MINING -- 3.7%
   Aleris International, Inc.(a) ..........................        123,198         3,971,904
   MSC Industrial Direct Co., Inc. ........................         71,500         2,875,730
   RBC Bearings, Inc. .....................................          1,900            30,875
                                                                                ------------
                                                                                   6,878,509
                                                                                ------------
OFFICE EQUIPMENT -- 0.5%
   ACCO Brands Corp. ......................................         38,000           931,000
                                                                                ------------
OIL & GAS -- 6.4%
   Berry Petroleum Co. (Class "A" Stock) ...................          8,500          486,200
   Carbo Ceramics, Inc. ...................................         31,450         1,777,554
   Core Laboratories NV (Netherlands)                               26,575           992,842
   FMC Technologies, Inc.*(a) .............................         25,200         1,081,584
   Hydril Co.* ............................................          9,000           563,400
   Patterson-UTI Energy, Inc. .............................         67,350         2,219,183
   TETRA Technologies, Inc.* ..............................         63,008         1,923,004
   Unit Corp.* ............................................         55,179         3,036,500
                                                                                ------------
                                                                                  12,080,267
                                                                                ------------
PHARMACEUTICALS -- 2.9%
   Ariad Pharmaceuticals, Inc. ............................        122,775           718,234
   Connectics Corp* .......................................         38,825           561,021
   KV Pharmaceutical Co. (Class "A" Stock)* ...............         83,600         1,722,160
   Medicis Pharmaceutical (Class "A" Stock) ...............         34,050         1,091,302
   STERIS Corp.* ..........................................         55,800         1,396,116
                                                                                ------------
                                                                                   5,488,833
                                                                                ------------
PRINTING & PUBLISHING -- 2.5%
   Applied Films Corp. ....................................         74,400         1,545,288
   Journal Register Co.* ..................................         92,100         1,376,895
   Meredith Corp. .........................................         34,100         1,784,794
                                                                                ------------
                                                                                   4,706,977
                                                                                ------------
REAL ESTATE INVESTMENT TRUST -- 0.1%
   Robbins & Myers, Inc. ..................................          5,200           105,820
                                                                                ------------
RESTAURANTS -- 2.2%
   Red Robin Gourmet Burgers, Inc.(a) .....................         30,725         1,565,746
   Ruby Tuesday, Inc. .....................................         44,600         1,154,694
   Steak N Shake Co. (The)* ...............................         82,100         1,391,595
                                                                                ------------
                                                                                   4,112,035
                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B12

                  --------------------------------------------
                   AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                   SHARES         (NOTE 2)
                                                                 ----------     ------------
COMMON STOCKS (CONTINUED)

RETAIL & MERCHANDISING -- 4.9%
   A.C. Moore Arts & Crafts, Inc.*(a) .....................         33,450      $    486,697
   Blue Nile, Inc.*(a) ....................................         19,825           799,146
   Build-A-Bear Workshop, Inc.*(a) ........................         40,974         1,214,469
   Cabela's, Inc. (Class "A" Stock)*(a) ...................         70,800         1,175,280
   Genesco, Inc.*(a) ......................................         72,039         2,794,393
   Regis Corp. ............................................         31,000         1,195,670
   SCP Pool Corp. .........................................         41,430         1,542,025
                                                                                ------------
                                                                                   9,207,680
                                                                                ------------
SEMICONDUCTORS -- 1.6%
   ATMI, Inc.* ............................................         23,725           663,588
   Integrated Device Technology, Inc. .....................        170,500         2,247,190
                                                                                ------------
                                                                                   2,910,778
                                                                                ------------
TELECOMMUNICATIONS -- 3.0%
   EMS Technologies, Inc.* ................................         75,318         1,333,129
   International Speedway Corp. (Class "A" Stock) .........         26,800         1,283,720
   Plantronics, Inc. ......................................         51,200         1,448,960
   Tekelec* ...............................................        108,975         1,514,752
                                                                                ------------
                                                                                   5,580,561
                                                                                ------------
TRANSPORTATION -- 3.6%
   Forward Air Corp. ......................................         32,600         1,194,790
   Heartland Express, Inc. ................................         74,100         1,503,489
   Hub Group, Inc. (Class "A" Stock) ......................         26,500           936,775
   Landstar System, Inc.* .................................         44,700         1,865,778
   Offshore Logistics, Inc.* ..............................         39,800         1,162,160
                                                                                ------------
                                                                                   6,662,992
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $163,330,855) ....................................                      179,561,146
                                                                                ------------
SHORT-TERM INVESTMENT -- 13.7%
MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund - Taxable Money Market Series
   (cost $25,694,109; includes $25,694,109 of cash collateral
   for securities on loan)(b)(w) (Note 4) .................     25,694,109        25,694,109
                                                                                ------------
TOTAL INVESTMENTS -- 109.5%
     (cost $189,024,964; Note 6) ..........................                      205,255,255
LIABILITIES IN EXCESS OF OTHER ASSETS -- (9.5)% ...........                      (17,743,159)
                                                                                ------------
NET ASSETS -- 100.0% ......................................                     $187,512,096
                                                                                ============

*   Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $24,239,665; cash collateral of $25,694,109 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
---------
Money Market Mutual Fund
   (collateral received for securities on loan)                13.7%
Computer Services & Software                                    7.7
Health Care Services                                            6.4
Oil & Gas                                                       6.4
Medical Supplies & Equipment                                    5.1
Retail & Merchandising                                          4.9
Electronic Components & Equipment                               4.5
Machinery & Equipment                                           4.3
Metals & Mining                                                 3.7
Transportation                                                  3.6
Financial Services                                              3.2
Telecommunications                                              3.0
Insurance                                                       2.9
Pharmaceuticals                                                 2.9
Business Services                                               2.6
Environmental Services                                          2.5
Internet Services                                               2.5
Printing & Publishing                                           2.5
Consumer Products & Services                                    2.4
Financial - Bank & Trust                                        2.3
Restaurants                                                     2.2
Automotive Parts                                                2.1
Diversified Operations                                          1.9
Entertainment & Leisure                                         1.8
Broadcasting                                                    1.7
Industrial Products                                             1.6
Semiconductors                                                  1.6
Medical Waste Management                                        1.2
Chemicals                                                       1.0
Commercial Services                                             0.9
Farming & Agriculture                                           0.9
Food                                                            0.9
Education                                                       0.7
Electronics                                                     0.7
Construction                                                    0.6
Computer Networking                                             0.5
Office Equipment                                                0.5
Broadcast & Cable/Satellite TV                                  0.4
Building Materials                                              0.4
Furniture                                                       0.4
Aerospace                                                       0.3
Real Estate Investment Trust                                    0.1
                                                              -----
                                                              109.5
Liabilities in excess of other assets                          (9.5)
                                                              -----
                                                              100.0%
                                                              =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B13

                      -------------------------------------
                       AST DEAM SMALL-CAP GROWTH PORTFOLIO
                      -------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                   SHARES         (NOTE 2)
                                                                  ---------     ------------
LONG-TERM INVESTMENTS -- 97.4%
COMMON STOCKS

ADVERTISING -- 0.4%
   Valueclick, Inc.* ......................................         61,000      $  1,104,710
                                                                                ------------
AEROSPACE -- 2.3%
   AAR Corp.* .............................................         95,400         2,284,830
   DRS Technologies, Inc.* ................................          1,600            82,272
   Innovative Solutions and Support, Inc.* ................         62,450           798,111
   Teledyne Technologies, Inc.* ...........................         94,800         2,758,680
                                                                                ------------
                                                                                   5,923,893
                                                                                ------------
AIRLINES -- 1.4%
   Continental Airlines, Inc. (Class "B" Stock)* ..........        115,000         2,449,500
   ExpressJet Holdings, Inc.* .............................        151,900         1,228,871
                                                                                ------------
                                                                                   3,678,371
                                                                                ------------
AUTOMOBILE MANUFACTURERS -- 0.3%
   Thor Industries, Inc. ..................................         16,700           669,169
                                                                                ------------
AUTOMOTIVE PARTS -- 0.7%
   CSK Auto Corp.* ........................................        111,100         1,675,388
                                                                                ------------
BIOTECHNOLOGY -- 1.2%
   Digene Corp.* ..........................................         63,000         1,837,710
   Geron Corp.(a) .........................................        141,700         1,220,037
                                                                                ------------
                                                                                   3,057,747
                                                                                ------------
BIOTECHNOLOGY HEALTHCARE -- 0.5%
   SuperGen, Inc.* ........................................        248,700         1,255,935
                                                                                ------------
BROADCASTING -- 0.1%
   Sinclair Broadcast Group, Inc.,
      (Class "A" Stock) ...................................         38,400           353,280
                                                                                ------------
BUILDING MATERIALS -- 1.9%
   American Woodmark Corp. ................................         15,700           389,203
   Eagle Materials, Inc. ..................................         26,100         3,193,596
   Genlyte Group, Inc. ....................................         23,600         1,264,252
                                                                                 -----------
                                                                                   4,847,051
                                                                                 -----------
BUSINESS SERVICES -- 7.2%
   Administaff, Inc. ......................................         49,000         2,060,450
   Aviall, Inc.* ..........................................         21,500           619,200
   Computer Programs and Systems, Inc. ....................         36,600         1,516,338
   CSG Systems International, Inc. ........................         98,700         2,202,984
   DiamondCluster International, Inc.* ....................         30,100           238,994
   Harland, (John H.) Co. .................................         50,300         1,891,280
   Itron, Inc.* ...........................................         53,200         2,130,128
   Ixia* ..................................................         40,400           597,112
   Korn/Ferry International* ..............................         30,400           568,176
   Labor Ready, Inc.* .....................................        123,400         2,569,188
   Navigant Consulting, Inc.* .............................            700            15,386
   Per-Se Technologies, Inc.*(a) ..........................         76,600         1,789,376
   TeleTech Holdings, Inc.* ...............................        185,400         2,234,070
                                                                                ------------
                                                                                  18,432,682
                                                                                ------------
CABLE TELEVISION -- 0.2%
   Mediacom Communications Corp. (Class "A" Stock)* .......         72,500           398,025
                                                                                ------------
CHEMICALS -- 0.3%
   NuCo2, Inc.* ...........................................         18,100           504,628
   Symyx Technologies, Inc.* ..............................         11,100           302,919
                                                                                ------------
                                                                                     807,547
                                                                                ------------
CLOTHING & APPAREL -- 1.6%
   Guess, Inc.* ...........................................         61,600         2,192,960
   Jos. A. Bank Clothiers, Inc.* ..........................         10,900           473,169
   K-Swiss, Inc. (Class "A" Stock) ........................         41,500         1,346,260
                                                                                ------------
                                                                                   4,012,389
                                                                                ------------
COMMERCIAL SERVICES -- 0.2%
   TNS, Inc.* .............................................         17,200           329,896
   Universal Technical Institute, Inc.* ...................          6,700           207,298
                                                                                ------------
                                                                                     537,194
                                                                                ------------
COMPUTER HARDWARE -- 1.4%
   Komag, Inc.*(a) ........................................         49,500         1,715,670
   MTS Systems Corp. ......................................          8,300           287,512
   Trident Microsystems, Inc.* ............................         87,500         1,575,000
                                                                                ------------
                                                                                   3,578,182
                                                                                ------------
COMPUTER SERVICES & SOFTWARE -- 6.7%
   Advent Software, Inc. ..................................         37,200         1,075,452
   Altiris, Inc.* .........................................        112,400         1,898,436
   Ansys, Inc.* ...........................................         27,700         1,182,513
   Avocent Corp.* .........................................         18,000           489,420
   Intergraph Corp. .......................................         13,200           657,492
   Kronos, Inc.* ..........................................         12,850           537,901
   Mantech International Corp.,
      (Class "A" Stock)* ..................................            500            13,930
   Parametric Technology Corp.* ...........................        456,600         2,785,260
   Progress Software Corp.* ...............................         90,400         2,565,552
   Quality Systems, Inc.* .................................         26,100         2,003,436
   SPSS, Inc.* ............................................         26,700           825,831
   Websense, Inc.* ........................................         21,900         1,437,516
   Witness Systems, Inc.* .................................         89,300         1,756,531
                                                                                ------------
                                                                                  17,229,270
                                                                                ------------
CONSTRUCTION -- 0.1%
   Champion Enterprises, Inc.* ............................         13,800           187,956
                                                                                ------------
CONSUMER PRODUCTS
   Oakley, Inc. ...........................................          5,200            76,388
                                                                                ------------
CONSUMER PRODUCTS & SERVICES -- 1.1%
   Chattem, Inc.* .........................................         22,000           800,580
   Tupperware Corp. .......................................          3,100            69,440
   Wolverine World Wide, Inc. .............................         85,750         1,925,945
                                                                                ------------
                                                                                   2,795,965
                                                                                ------------
CONTAINERS & PACKAGING -- 1.1%
   Silgan Holdings, Inc. ..................................         77,100         2,784,852
                                                                                ------------
DIVERSIFIED OPERATIONS -- 0.4%
   PRA International ......................................          3,900           109,785
   Raven Industries, Inc. .................................          3,000            86,550
   Seaboard Corp. .........................................            200           302,200
   Walter Industries, Inc. ................................         13,300           661,276
                                                                                ------------
                                                                                   1,159,811
                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B14

                -------------------------------------------------
                 AST DEAM SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                  SHARES          (NOTE 2)
                                                                 ---------      ------------
COMMON STOCKS (CONTINUED)

EDUCATION -- 0.1%
   Blackboard, Inc.* ......................................          6,400      $    185,472
                                                                                ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.4%
   Advanced Energy Industries, Inc.* ......................        139,000         1,644,370
   Diodes, Inc. ...........................................         75,300         2,338,065
   Franklin Electric Co., Inc. ............................            300            11,862
   Littelfuse, Inc.* ......................................         36,300           989,175
   Plexus Corp.* ..........................................        101,800         2,314,932
   PortalPlayer, Inc.* ....................................         15,900           450,288
   WESCO International, Inc.* .............................         23,800         1,016,974
                                                                                ------------
                                                                                   8,765,666
                                                                                ------------
ENERGY - OIL SERVICES -- 0.1%
   Petroleum Development Corp.* ...........................          4,100           136,694
                                                                                ------------
ENTERTAINMENT & LEISURE -- 1.0%
   Ameristar Casinos, Inc. ................................        108,500         2,462,950
                                                                                ------------
ENVIRONMENTAL SERVICES -- 0.4%
   Aleris International, Inc. .............................         30,000           967,200
                                                                                ------------
FINANCIAL - BANK & TRUST -- 4.6%
   Accredited Home Lenders Holding Co.*(a) ................         24,300         1,204,794
   Asta Funding, Inc. .....................................         46,800         1,279,512
   Center Financial Corp. .................................         40,500         1,018,980
   Corus Bankshares, Inc.(a) ..............................         22,100         1,243,567
   First Midwest Bancorp, Inc. ............................          9,800           343,588
   Glacier Bancorp, Inc. ..................................         13,300           399,665
   Harbor Florida Bancshares, Inc. ........................          9,500           351,975
   Pacific Capital Bancorp ................................         20,233           719,890
   SVB Financial Group* ...................................         67,200         3,147,648
   Texas Regional Bancshares, Inc.
      (Class "A" Stock) ...................................         50,380         1,425,754
   Wintrust Financial Corp. ...............................         11,500           631,350
                                                                                ------------
                                                                                  11,766,723
                                                                                ------------
FINANCIAL SERVICES -- 0.8%
   CompuCredit Corp.*(a) ..................................         53,400         2,054,832
   Euronet Worldwide, Inc.* ...............................          4,800           133,440
                                                                                ------------
                                                                                   2,188,272
                                                                                ------------
HEALTH CARE - DRUGS -- 0.4%
   Medarex, Inc.*(a) ......................................         68,900           954,265
                                                                                ------------
HEALTH CARE SERVICES -- 2.6%
   American Healthways, Inc.*(a) ..........................         32,000         1,448,000
   Chemed Corp. ...........................................         28,500         1,415,880
   Nationwide Health Properties, Inc. .....................         24,300           520,020
   Odyssey HealthCare, Inc. ...............................        104,600         1,949,744
   United Surgical Partners International, Inc.*(a) .......         42,800         1,376,020
                                                                                ------------
                                                                                   6,709,664
                                                                                ------------
INDUSTRIAL PRODUCTS -- 1.8%
   ESCO Technologies, Inc.* ...............................         44,400         1,975,356
   Mueller Industries, Inc. ...............................         62,900         1,724,718
   NS Group, Inc.* ........................................         17,000           710,770
   Reliance Steel & Aluminum Co.* .........................          5,000           305,600
                                                                                ------------
                                                                                   4,716,444
                                                                                ------------

INDUSTRIALS - COMPONENTS -- 0.3%
   Applied Industrial Technologies, Inc. ..................         25,500           859,095
                                                                                ------------
INSURANCE -- 1.0%
   Zenith National Insurance Corp. ........................         54,250         2,502,010
                                                                                ------------
INTERNET SERVICES -- 3.1%
   aQuantive, Inc.* .......................................         26,100           658,764
   CNET Networks, Inc.* ...................................         84,000         1,233,960
   Cybersource Corp.* .....................................         30,100           198,660
   Digital Insight Corp.* .................................         14,500           464,290
   EarthLink, Inc.*(a) ....................................        118,100         1,312,091
   eResearch Technology, Inc. .............................         12,500           188,750
   Internet Security Systems* .............................         25,400           532,130
   j2 Global Communications, Inc.*(a) .....................         21,900           936,006
   Jupitermedia Corp.* ....................................         20,400           301,512
   Openwave Systems, Inc.* ................................          2,400            41,928
   ProQuest Co.* ..........................................          5,700           159,087
   RealNetworks, Inc.* ....................................        100,200           777,552
   United Online, Inc.* ...................................         40,700           578,754
   WebEx Communications, Inc.* ............................         32,100           694,323
                                                                                ------------
                                                                                   8,077,807
                                                                                ------------
MACHINERY & EQUIPMENT -- 2.1%
   Blount International, Inc.* ............................         75,700         1,205,901
   JLG Industries, Inc. ...................................         64,600         2,949,636
   Middleby Corp.* ........................................         13,500         1,167,750
                                                                                ------------
                                                                                   5,323,287
                                                                                ------------
MEDICAL SUPPLIES & EQUIPMENT -- 8.6%
   Align Technology, Inc.*(a) .............................        265,900         1,720,373
   American Medical Systems Holdings, Inc.* ...............        153,400         2,735,122
   Arthrocare Corp.* ......................................          6,000           252,840
   Candela Corp.* .........................................         10,200           147,288
   DJ Orthopedics, Inc.* ..................................          6,800           187,544
   Haemonetics Corp.* .....................................         55,100         2,692,186
   Hologic, Inc.* .........................................         54,200         2,055,264
   ImmunoGen, Inc.* .......................................         11,100            56,943
   Integra LifeSciences Holdings* .........................         72,200         2,560,212
   Kyphon, Inc.* ..........................................         26,400         1,077,912
   LCA-Vision, Inc. .......................................         46,000         2,185,460
   Lifeline Systems, Inc.* ................................          8,400           307,104
   Mentor Corp. ...........................................         61,800         2,847,744
   Serologicals Corp.* ....................................         68,200         1,346,268
   Ventana Medical Systems, Inc.* .........................         46,400         1,965,040
                                                                                ------------
                                                                                  22,137,300
                                                                                ------------
METALS & MINING -- 1.7%
   Cleveland-Cliffs, Inc.(a) ..............................         18,200         1,611,974
   Quanex Corp. ...........................................         57,600         2,878,272
                                                                                ------------
                                                                                   4,490,246
                                                                                ------------
OIL & GAS -- 8.0%
   Berry Petroleum Corp. (Class "A" Stock) ................         12,700           726,440
   Cabot Oil & Gas Corp. ..................................         65,050         2,933,755
   Clayton Williams Energy, Inc. ..........................          3,300           137,742
   Comstock Resources, Inc.* ..............................         93,800         2,861,838
   Crosstex Energy, Inc. ..................................          2,400           151,344

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B15

                -------------------------------------------------
                 AST DEAM SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                  SHARES          (NOTE 2)
                                                                 ---------      ------------
COMMON STOCKS (CONTINUED)

OIL & GAS (CONT'D.)
   Frontier Oil Corp. .....................................         80,300      $  3,013,659
   Giant Industries, Inc.* ................................         37,800         1,964,088
   KCS Energy, Inc.* ......................................        110,000         2,664,200
   Parker Drilling Co. ....................................         20,800           225,264
   Penn Virginia Corp. ....................................         30,100         1,727,740
   Pioneer Drilling, Co.* .................................         15,800           283,294
   Remington Oil & Gas Corp.* .............................         57,700         2,106,050
   St. Mary Land & Exploration Co. ........................         49,200         1,811,052
                                                                                ------------
                                                                                  20,606,466
                                                                                ------------
PERSONAL SERVICES -- 0.2%
   Bright Horizons Family Solutions, Inc. .................         12,400           459,420
                                                                                ------------
PHARMACEUTICALS -- 6.1%
   Alkermes, Inc.* ........................................        123,700         2,365,144
   Alpharma, Inc. (Class "A" Stock) .......................         73,700         2,101,187
   Bentley Pharmaceuticals, Inc. ..........................         66,600         1,092,906
   BioMarin Pharmaceutical, Inc.* .........................         18,800           202,664
   Connectics Corp* .......................................         53,800           777,410
   Enzon Pharmaceuticals, Inc.* ...........................        268,300         1,985,420
   Nektar Therapeutics*(a) ................................         34,400           566,224
   Pharmion Corp.* ........................................         30,300           538,431
   Progenics Pharmaceuticals, Inc.* .......................         13,800           345,138
   Rigel Pharmaceuticals, Inc. ............................         68,700           574,332
   Salix Pharmaceuticals Ltd.* ............................         82,900         1,457,382
   SFBC International, Inc.*(a) ...........................         14,650           234,546
   United Therapeutics Corp.* .............................         39,600         2,737,152
   USANA Health Sciences, Inc.*(a) ........................         17,400           667,464
                                                                                ------------
                                                                                  15,645,400
                                                                                ------------
PRINTING & PUBLISHING -- 1.1%
   Consolidated Graphics, Inc.* ...........................         15,700           743,238
   Playboy Enterprises, Inc.
      (Class "B" Stock)* ..................................        124,800         1,733,472
   Presstek, Inc.(a) ......................................         15,500           140,120
   Reader's Digest Association, Inc. (The) ................         15,500           235,910
                                                                                ------------
                                                                                   2,852,740
                                                                                ------------
REAL ESTATE INVESTMENT TRUST -- 2.1%
   Alexander's, Inc.* .....................................          2,300           564,650
   Alexandria Real Estate Equities, Inc. ..................          8,800           708,400
   Cousins Properties, Inc. ...............................         26,100           738,630
   Jones Lang Lasalle, Inc.* ..............................          8,100           407,835
   Kilroy Realty Corp. ....................................         11,600           718,040
   Tanger Factory Outlet Centers, Inc. ....................          5,300           152,322
   Taubman Centers, Inc. ..................................         28,600           993,850
   Washington Real Estate Investment Trust ................         38,000         1,153,300
                                                                                ------------
                                                                                   5,437,027
                                                                                ------------
RESTAURANTS -- 1.0%
   CKE Restaurants, Inc. ..................................        180,700         2,441,257
   Rare Hospitality International, Inc. ...................          7,400           224,886
                                                                                ------------
                                                                                   2,666,143
                                                                                ------------

RETAIL & MERCHANDISING -- 6.6%
   Aeropostale, Inc.* .....................................        66,000          1,735,800
   Cato Corp. (The) (Class "A" Stock) .....................         7,400            158,730
   Children's Place Retail Stores, Inc. (The)* ............         2,800            138,376
   Genesco, Inc.*(a) ......................................        59,000          2,288,610
   Longs Drug Stores Corp. ................................        61,700          2,245,263
   New York & Co., Inc.* ..................................         6,400            135,680
   Pacific Sunwear of California* .........................       134,800          3,359,216
   Pantry, Inc. (The)* ....................................        46,700          2,194,433
   Select Comfort Corp.*(a) ...............................        94,100          2,573,635
   Steak n Shake Co. (The)* ...............................         9,100            154,245
   Stein Mart, Inc. .......................................       101,000          1,833,150
   World Fuel Services Corp. ..............................         7,500            252,900
                                                                                ------------
                                                                                  17,070,038
                                                                                ------------
SEMICONDUCTORS -- 6.0%
   Cymer, Inc.* ...........................................        58,500          2,077,335
   Cypress Semiconductor Corp.* ...........................        84,700          1,206,975
   Emulex Corp.* ..........................................       122,900          2,432,191
   Fairchild Semiconductor International, Inc.* ...........       120,300          2,034,273
   IXYS Corp.* ............................................        76,800            897,792
   Kulicke & Soffa Industries, Inc. .......................       134,900          1,192,516
   Micrel, Inc.* ..........................................       171,000          1,983,600
   Omnivision Technologies, Inc.*(a) ......................        98,400          1,964,064
   Photronics, Inc.* ......................................       113,500          1,709,310
                                                                                ------------
                                                                                  15,498,056
                                                                                ------------
TELECOMMUNICATIONS -- 4.5%
   Arbitron, Inc. .........................................        28,600          1,086,228
   Comtech Telecommunications Corp.* ......................        51,300          1,566,702
   Dobson Communications Corp. (Class "A" Stock)* .........       104,900            786,750
   Golden Telecom, Inc.(a) ................................        85,400          2,216,984
   InterDigital Communications Corp.* .....................        53,800            985,616
   Premiere Global Services, Inc.* ........................       250,600          2,037,378
   Symmetricon, Inc.* .....................................       151,600          1,284,052
   UbiquiTel, Inc.* .......................................       166,900          1,650,641
                                                                                ------------
                                                                                  11,614,351
                                                                                ------------
TRANSPORTATION -- 0.7%
   Knight Transportation, Inc. ............................        69,750          1,445,918
   Old Dominion Freight Line, Inc.* .......................         8,550            230,679
                                                                                ------------
                                                                                   1,676,597
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $227,058,245) ....................................                      250,335,138
                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B16

              ----------------------------------------------------
                 AST DEAM SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                 PRINCIPAL
 INTEREST                   MATURITY                               AMOUNT          VALUE
   RATE                       DATE                                 (000)          (NOTE 2)
----------                  --------                             ----------     ------------
SHORT-TERM INVESTMENTS -- 13.4%
U.S. TREASURY OBLIGATION -- 0.2%
U.S. Treasury Bill (k)(n)
  3.75%                     01/19/06
   (cost $628,819)                                                  $630        $    628,955
                                                                                ------------
                                                                   SHARES
                                                                 ----------
MONEY MARKET MUTUAL FUND -- 13.2%
Dryden Core Investment Fund - Taxable Money Market Series
   (cost $33,814,680; includes $27,645,675 of cash
   collateral for securities on loan)(b)(w) (Note 4) ......      33,814,680       33,814,680
                                                                                ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $34,443,499) .....................................                       34,443,635
                                                                                ------------
TOTAL INVESTMENTS -- 110.8%
   (cost $261,501,744; Note 6) ............................                      284,778,773
LIABILITIES IN EXCESS OF
   OTHER ASSETS(u) -- (10.8)% .............................                      (27,843,916)
                                                                                ------------
NET ASSETS -- 100.0% ......................................                     $256,934,857
                                                                                ============

*   Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $26,094,268; cash collateral of $27,645,675 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k) Securities, or a portion thereof, with an aggregate market value of $628,955 has been segregated with the custodian to cover margin requirements for the futures contracts at December 31, 2005.

(n) Rates shown are the effective yields at purchase date.

(u) Liabilities in excess of other assets includes unrealized depreciation on futures contracts as follows:

  NUMBER                                VALUE AT       VALUE AT
    OF                   EXPIRATION      TRADE       DECEMBER 31,     UNREALIZED
CONTRACTS      TYPE        MONTH          DATE           2005        DEPRECIATION
---------    --------    ----------    ----------    ------------    ------------
LONG POSITIONS:
             Russell
   20         2000         Mar 06      $6,914,975     $6,783,425      $(131,550)
                                                                      =========

(w) Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Money Market Mutual Fund (including 10.8%
   of collateral received for securities on loan)                13.2%
Medical Supplies & Equipment                                      8.6
Oil & Gas                                                         8.0
Business Services                                                 7.2
Computer Services & Software                                      6.7
Retail & Merchandising                                            6.6
Pharmaceuticals                                                   6.1
Semiconductors                                                    6.0
Financial - Bank & Trust                                          4.6
Telecommunications                                                4.5
Electronic Components & Equipment                                 3.4
Internet Services                                                 3.1
Health Care Services                                              2.6
Aerospace                                                         2.3
Machinery & Equipment                                             2.1
Real Estate Investment Trust                                      2.1
Building Materials                                                1.9
Industrial Products                                               1.8
Metals & Mining                                                   1.7
Clothing & Apparel                                                1.6
Airlines                                                          1.4
Computer Hardware                                                 1.4
Biotechnology                                                     1.2
Consumer Products & Services                                      1.1
Containers & Packaging                                            1.1
Printing & Publishing                                             1.1
Entertainment & Leisure                                           1.0
Insurance                                                         1.0
Restaurants                                                       1.0
Financial Services                                                0.8
Automotive Parts                                                  0.7
Transportation                                                    0.7
Biotechnology Healthcare                                          0.5
Advertising                                                       0.4
Diversified Operations                                            0.4
Environmental Services                                            0.4
Health Care - Drugs                                               0.4
Automobile Manufacturers                                          0.3
Chemicals                                                         0.3
Industrials - Components                                          0.3
Cable Television                                                  0.2
Commercial Services                                               0.2
Personal Services                                                 0.2
Broadcasting                                                      0.1
Construction                                                      0.1
Education                                                         0.1
Energy - Oil Services                                             0.1
U.S. Treasury Obligation                                          0.2
                                                                -----
                                                                110.8
Liabilities in excess of other assets                           (10.8)
                                                                -----
                                                                100.0%
                                                                =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B17

                  -------------------------------------------
                   AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                  -------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                  SHARES          (NOTE 2)
                                                                 ---------      ------------
LONG-TERM INVESTMENTS -- 93.5%
COMMON STOCKS -- 93.4%

ADVERTISING -- 1.5%
   Greenfield Online, Inc. ................................        166,300      $    974,518
   Lamar Advertising Co.* .................................         36,400         1,679,496
   Monster Worldwide, Inc.* ...............................         54,460         2,223,057
   Valueclick, Inc.* ......................................        178,140         3,226,116
                                                                                ------------
                                                                                   8,103,187
                                                                                ------------
AEROSPACE -- 1.9%
   DRS Technologies, Inc.* ................................         78,411         4,031,894
   Innovative Solutions and Support, Inc.* ................        496,100         6,340,158
   K&F Industries Holdings, Inc. ..........................         16,400           251,904
                                                                                ------------
                                                                                  10,623,956
                                                                                ------------
AIRLINES -- 0.1%
   Copa Holdings SA, (Class "A" Stock) (a) ................         16,900           461,370
                                                                                ------------
APPAREL & TEXTILE -- 0.5%
   Volcom, Inc. ...........................................         76,000         2,584,760
                                                                                ------------
AUTOMOBILE MANUFACTURERS -- 0.2%
   Copart, Inc.* ..........................................         46,600         1,074,596
                                                                                ------------
AUTOMOTIVE PARTS -- 7.2%
   Advance Auto Parts, Inc.*(a) ...........................        746,250        32,432,025
   Commercial Vehicle Group, Inc.* ........................         77,100         1,447,938
   Monro Muffler Brake, Inc.* .............................        197,731         5,995,204
                                                                                ------------
                                                                                  39,875,167
                                                                                ------------
BIOTECHNOLOGY -- 0.5%
   Digene Corp.* ..........................................         40,300         1,175,551
   Kosan Biosciences, Inc. ................................        298,100         1,323,564
   Sunpower Corp. (Class "A" Stock)*(a) ...................          4,266           145,001
                                                                                ------------
                                                                                   2,644,116
                                                                                ------------
BROADCASTING -- 0.1%
   SKY Perfect Communications, Inc. (Japan) ...............            436           340,665
                                                                                ------------
BUILDING & CONSTRUCTION -- 0.5%
   Winnebago Industries, Inc. .............................         82,700         2,752,256
                                                                                ------------
BUILDING MATERIALS -- 0.6%
   Cemex SA de CV, ADR (Mexico) ...........................         32,800         1,946,024
   Simpson Manufacturing Co., Inc. ........................         44,820         1,629,207
                                                                                ------------
                                                                                   3,575,231
                                                                                ------------
BUSINESS SERVICES -- 3.6%
   Arbitron, Inc...........................................         45,900         1,743,282
   Aviall, Inc.* ..........................................         88,700         2,554,560
   CoStar Group, Inc.* ....................................         42,257         1,824,235
   Ctrip.com International Ltd., ADR (China)* .............         41,000         2,367,750
   Infocrossing, Inc.*(a) .................................        204,200         1,758,162
   Kenexa Corp.*(a) .......................................        183,600         3,873,960
   NuCo2, Inc.* ...........................................        161,600         4,505,408
   Onvia, Inc.*(a) ........................................        331,800         1,337,154
                                                                                ------------
                                                                                  19,964,511
                                                                                ------------
CABLE TELEVISION -- 4.8%
   Central European Media Enterprises Ltd.
      (Class "A" Stock)* ..................................        438,088        25,365,295
   Lodgenet Entertainment Corp.* ..........................         88,971         1,240,256
                                                                                ------------
                                                                                  26,605,551
                                                                                ------------
CHEMICALS -- 0.3%
   Cabot Microelectronics Corp.*(a) .......................         65,770         1,929,034
                                                                                ------------
CLOTHING & APPAREL -- 1.0%
   Carter's, ..............................................         66,900         3,937,065
   Celebrate Express, Inc.* ...............................        109,600         1,479,600
                                                                                ------------
                                                                                   5,416,665
                                                                                ------------
COMMERCIAL SERVICES -- 0.3%
   TNS, Inc.* .............................................         46,800           897,624
   Websidestory, Inc.* ....................................         49,000           888,370
                                                                                ------------
                                                                                   1,785,994
                                                                                ------------
COMPUTER HARDWARE -- 1.6%
   Komag, Inc.*(a) ........................................        110,700         3,836,862
   Mobility Electronics, Inc.* ............................        126,900         1,225,854
   NCI, Inc. (Class "A" Stock)* ...........................         40,500           556,065
   Sigma Designs, Inc.* ...................................        228,800         3,518,944
                                                                                ------------
                                                                                   9,137,725
                                                                                ------------
COMPUTER SERVICES & SOFTWARE -- 5.7%
   Business Objects SA, ADR
      (France)*(a) ........................................        44,780          1,809,560
   Cognos, Inc.* (Canada) .................................        59,778          2,074,894
   Epicor Software Corp.* .................................       333,500          4,712,355
   FileNet Corp.* .........................................        72,856          1,883,328
   Fundtech Ltd.* .........................................       178,100          1,821,963
   Hummingbird Ltd. (Canada)* .............................        35,300            768,834
   Hyperion Solutions Corp.*(a) ...........................       198,150          7,097,733
   IHS, Inc. (Class "A" Stock)* ...........................        60,000          1,231,200
   Magma Design Automation, Inc.*(a) ......................       163,240          1,372,848
   Motive, Inc.* ..........................................       122,900            379,761
   NAVTEQ Corp.* ..........................................        45,800          2,009,246
   NetIQ Corp.* ...........................................        81,500          1,001,635
   Pervasive Software, Inc.* ..............................       186,744            817,939
   Quest Software, Inc.* ..................................       126,900          1,851,471
   SSA Global Technologies, Inc.* .........................        44,800            814,912
   SupportSoft, Inc.* .....................................        84,200            355,324
   Taleo Corp. (Class "A" Stock) ..........................       105,600          1,402,368
                                                                                ------------
                                                                                  31,405,371
                                                                                ------------
COMPUTER NETWORKING
   Xyratex Ltd. ...........................................        14,300            252,824
                                                                                ------------
CONSUMER PRODUCTS & SERVICES -- 0.4%
   1-800-Flowers.com, Inc.* ...............................        41,400            265,788
   Concorde Career Colleges, Inc.*(a) .....................        50,900            753,320
   Herbalife Ltd. .........................................        19,300            627,636
   iRobot Corp.*(a) .......................................        21,300            709,929
                                                                                ------------
                                                                                   2,356,673
                                                                                ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.1%
   NETELLER PLC (United Kingdom)* .........................        36,900            467,575
                                                                                ------------
DIVERSIFIED OPERATIONS -- 0.1%
   RHJ International 144A (Belgium)* ......................        20,700            477,144
                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B18

             -------------------------------------------------------
              AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                  SHARES          (NOTE 2)
                                                                 ---------      ------------
COMMON STOCKS (CONTINUED)

DRUGS & MEDICINE -- 0.8%
   OSI Pharmaceuticals, Inc.*(a) ..........................        156,000      $  4,374,240
                                                                                ------------
EDUCATION -- 0.1%
   Educate, Inc.* .........................................         69,600           821,280
                                                                                ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.2%
   Advanced Analogic Technologies, Inc. ...................          9,100           126,035
   M-Systems Flash Disk Pioneers Ltd. (Israel)* ...........         53,000         1,755,360
   PowerDsine Ltd.* (Israel) ..............................        241,500         1,657,898
   Symbol Technologies, Inc. ..............................         76,400           979,448
   Vicor Corp. ............................................        144,056         2,277,525
                                                                                ------------
                                                                                   6,796,266
                                                                                ------------
ENTERTAINMENT & LEISURE -- 1.0%
   Dolby Laboratories, Inc. (Class "A" Stock)* ............         89,800         1,531,090
   Speedway Motorsports, Inc. .............................        112,300         3,893,441
                                                                                ------------
                                                                                   5,424,531
                                                                                ------------
FINANCIAL - BANK & TRUST -- 0.7%
   IPC Holdings, Ltd. .....................................         99,400         2,721,572
   Kanbay International, Inc. .............................         77,000         1,223,530
                                                                                ------------
                                                                                   3,945,102
                                                                                ------------
FINANCIAL - CONSUMER -- 0.2%
   Advance America Cash Advance
      Centers, Inc. .......................................         93,100         1,154,440
                                                                                ------------
FINANCIAL SERVICES -- 1.0%
   Affiliated Managers Group, Inc.*(a) ....................         17,287         1,387,282
   Intercontinental Exchange, Inc. ........................          4,000           145,400
   QC Holdings, Inc.*(a) ..................................        234,000         2,698,020
   SFGC Co. Ltd. (Japan) ..................................          5,000         1,209,886
                                                                                ------------
                                                                                   5,440,588
                                                                                ------------
FOOD -- 0.2%
   Lance, Inc. ............................................         71,900         1,339,497
                                                                                ------------
HEALTH CARE - MEDICAL PROVIDERS -- 0.3%
   Psychiatric Solutions, Inc.* ...........................         27,800         1,632,972
                                                                                ------------
HEALTH CARE SERVICES -- 1.6%
   Adeza Biomedical Corp.* ................................         16,700           351,535
   Magellan Health Services, Inc.* ........................         84,800         2,666,960
   Medarex, Inc.*(a) ......................................         76,400         1,058,140
   Northfield Laboratories, Inc.*(a) ......................         39,800           533,320
   Threshold Pharmaceuticals, Inc.*(a).....................        114,100         1,648,745
   United Surgical Partners International, Inc.*(a) .......         73,635         2,367,365
   WebMD Health Corp. (Class "A" Stock)(a) ................          5,300           153,965
                                                                                ------------
                                                                                   8,780,030
                                                                                ------------
HOTELS & MOTELS -- 0.4%
   Orient-Express Hotels Ltd.
      (Class "A" Stock) (Bermuda) .........................         66,393         2,092,707
                                                                                ------------
INDUSTRIAL PRODUCTS -- 0.4%
   Interline Brands, Inc.* ................................         65,200         1,483,300
   Roper Industries, Inc. .................................         22,600           892,926
                                                                                ------------
                                                                                   2,376,226
                                                                                ------------
INSURANCE -- 0.6%
   Endurance Specialty Holdings Ltd. (Bermuda) ............         18,400           659,640
   Mercury General Corp. ..................................         10,500           611,310
   Philadelphia Consolidated Holding Corp.*(a) ............         19,224         1,858,768
                                                                                ------------
                                                                                   3,129,718
                                                                                ------------
INTERNET SERVICES -- 2.2%
   Blackboard, Inc.* ......................................         46,900         1,359,162
   DealerTrack Holdings, Inc.* ............................         16,900           354,562
   eCollege.com, Inc.*(a) .................................         99,766         1,798,781
   Jupitermedia Corp.* ....................................        145,600         2,151,968
   NIC, Inc.* .............................................        185,792         1,144,479
   Online Resources Corp.* ................................        293,159         3,239,407
   Online Resources Corp. (Germany) 144A* .................         61,000           674,050
   S1 Corp.* ..............................................        124,900           543,315
   Sohu.com, Inc.* ........................................         37,700           691,418
                                                                                ------------
                                                                                  11,957,142
                                                                                ------------
MEDICAL SUPPLIES & EQUIPMENT -- 6.7%
   ArthroCare Corp.*(a) ...................................         30,800         1,297,912
   Cambridge Heart, Inc.*(a) ..............................        431,400           317,079
   Ciphergen Biosystems, Inc.*(a) .........................        525,100           619,618
   Conceptus, Inc.* .......................................            800            10,096
   Cynosure, Inc. (Class "A" Stock)* ......................          1,400            29,386
   Cytyc Corp.* ...........................................        128,148         3,617,618
   Endo Pharmaceuticals Holdings, Inc.* ...................         51,800         1,567,468
   Endologix, Inc.* .......................................         89,300           616,170
   Illumina, Inc.* ........................................        102,000         1,438,200
   Inamed Corp.* ..........................................        129,230        11,330,886
   Incyte Genomics, Inc. (Germany)* .......................        275,500         1,471,170
   Inhibitex, Inc.(a) .....................................         63,900           536,760
   Kinetic Concepts, Inc.* ................................         59,900         2,381,624
   Kyphon, Inc.* ..........................................         72,574         2,963,197
   Neurometrix, Inc.* .....................................          3,400            92,752
   NxStage Medical, Inc.* .................................        103,900         1,242,644
   Orthofix International NV* .............................        186,934         7,456,797
   Zoll Medical Corp.* ....................................          6,200           156,178
                                                                                ------------
                                                                                  37,145,555
                                                                                ------------
OIL & GAS
   Trico Marine Services, Inc.* ...........................          4,400           114,400
                                                                                ------------
PHARMACEUTICALS -- 11.0%
   Abgenix, Inc.* .........................................        506,400        10,892,664
   Acadia Pharmaceuticals, Inc.* ..........................         14,900           146,765
   Acusphere, Inc.*(a) ....................................        504,400         2,693,496
   Adaltis, Inc. 144A* (Canada) ...........................        224,200           597,892
   Auxilium Pharmaceuticals, Inc.*(a) .....................        201,800         1,122,008
   AVANIR Pharmaceuticals (Class "A" Stock)* ..............        186,500           641,560
   Avigen, Inc. ...........................................         34,000           103,020

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B19

              -----------------------------------------------------
              AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                  SHARES          (NOTE 2)
                                                                 ---------      ------------
COMMON STOCKS (CONTINUED)

PHARMACEUTICALS (CONT'D.)
   Bioenvision, Inc.* .....................................        172,200      $  1,124,466
   Cubist Pharmaceuticals, Inc.* ..........................        170,400         3,621,000
   CV Therapeutics, Inc.* .................................         51,300         1,268,649
   Dynavax Technologies Corp.* ............................        569,500         2,426,070
   Human Genome Sciences, Inc.* ...........................        213,300         1,825,848
   ICOS Corp. .............................................         46,800         1,293,084
   Kos Pharmaceuticals, Inc.* .............................         32,600         1,686,398
   Medicines Co.* .........................................        124,100         2,165,545
   Medicure, Inc. .........................................        361,300           484,862
   Nektar Therapeutics*(a) ................................        158,400         2,607,264
   Neurochem, Inc. (Canada)*(a) ...........................        257,100         3,668,817
   Neurocrine Biosciences, Inc.*(a) .......................         29,900         1,875,627
   Penwest Pharmaceuticals Co.* ...........................        187,200         3,654,144
   Point Therapeutics, Inc.* ..............................      1,189,700         4,104,465
   Progenics Pharmaceuticals, Inc.* .......................        136,500         3,413,865
   Regeneron Pharmaceuticals, Inc.* .......................        353,000         5,630,350
   Somaxon Pharmaceuticals, Inc.* .........................        108,900         1,083,555
   Spectrum Pharmaceuticals, Inc.*(a) .....................        214,600           907,758
   Vical, Inc.* ...........................................        332,800         1,397,760
   YM Biosciences, Inc.* (Canada) .........................        121,900           383,805
                                                                                ------------
                                                                                  60,820,737
                                                                                ------------
RAILROADS -- 0.5%
   Kansas City Southern* ..................................        105,800         2,584,694
                                                                                ------------
REAL ESTATE INVESTMENT TRUST -- 0.5%
   First Potomac Realty Trust .............................         58,400         1,553,440
   Global Signal, Inc. ....................................         14,800           638,768
   U-Store-It Trust .......................................         20,100           423,105
                                                                                ------------
                                                                                   2,615,313
                                                                                ------------
REAL ESTATE OPERATING COMPANY -- 0.4%
   Wetherspoon, (J.D.) PLC (United Kingdom) ...............        425,816         2,428,608
                                                                                ------------
RESTAURANTS -- 1.5%
   Applebee's International, Inc. .........................         47,700         1,077,543
   Buffalo Wild Wings, Inc.*(a) ...........................        105,600         3,506,976
   Texas Roadhouse, Inc. (Class "A" Stock) ................        224,800         3,495,640
                                                                                ------------
                                                                                   8,080,159
                                                                                ------------
RETAIL -- 1.0%
   PETsMART, Inc. .........................................        219,900         5,642,634
                                                                                ------------
RETAIL & MERCHANDISING -- 5.9%
   A.C. Moore Arts & Crafts, Inc.*(a) .....................        153,604         2,234,938
   Cabela's, Inc. (Class "A" Stock)*(a) ...................         41,100           682,260
   Citi Trends, Inc.* .....................................         41,800         1,784,442
   Cost Plus, Inc.* .......................................         64,600         1,107,890
   Dick's Sporting Goods, Inc.*(a) ........................        229,854         7,640,347
   Dsw, Inc.* .............................................         26,200           686,964
   eCost.Com, Inc.*(a) ....................................        116,123           134,703
   New York & Co., Inc.* ..................................        142,200         3,014,640
   PC Mall, Inc.* .........................................         96,200           544,492
   PETCO Animal Supplies, Inc.* ...........................        617,000        13,543,150
   Rubios Restaurants, Inc.* ..............................         49,500           465,300
   Submarino SA, ADR (Brazil) 144A*........................         28,200         1,002,183
                                                                                ------------
                                                                                  32,841,309
                                                                                ------------
SEMICONDUCTORS -- 7.2%
   Actions Semiconductor Co. Ltd., ADR (China) ............         60,600           479,952
   ARM Holdings PLC, ADR (United Kingdom) (a) .............        130,829           812,448
   Cirrus Logic, Inc.* ....................................        250,000         1,670,000
   CSR PLC* (United Kingdom) ..............................        877,700        14,134,288
   Emcore Corp.* ..........................................        394,800         2,929,416
   Entegris, Inc.* ........................................        177,500         1,672,050
   MEMC Electronic Materials, Inc.* .......................        322,500         7,149,825
   Microsemi Corp.* .......................................        143,300         3,963,678
   MKS Instruments, Inc.* .................................         51,600           923,124
   Spansion, Inc. (Class "A" Stock)* ......................        168,900         2,351,088
   Ultratech Stepper, Inc.* ...............................        226,200         3,714,204
                                                                                ------------
                                                                                  39,800,073
                                                                                ------------
TELECOM - INTEGRATED/SERVICES -- 0.2%
   Knology, Inc.(a) .......................................        374,400         1,407,744
                                                                                ------------
TELECOMMUNICATIONS -- 1.6%
   ADTRAN, Inc. ...........................................        117,400         3,491,476
   Foundry Networks, Inc.* ................................         38,464           531,188
   Neustar, Inc. (Class "A" Stock)* .......................         17,700           539,673
   Sim Technology Ltd. (Hong Kong) ........................      6,640,000         1,371,772
   Time Warner Telecom, Inc. (Class "A" Stock)* ...........        284,500         2,802,325
                                                                                ------------
                                                                                   8,736,434
                                                                                ------------
TRANSPORTATION -- 15.0%
   ABX Air, Inc.*(a) ......................................      1,940,980        15,197,873
   CNF, Inc. ..............................................        116,200         6,494,418
   Dynamex, Inc.* .........................................        131,600         2,508,296
   EGL, Inc.*(a) ..........................................        473,600        17,793,152
   Expeditors International of Washington, Inc. ...........         64,196         4,333,872
   Forward Air Corp. ......................................        338,850        12,418,853
   Kuehne & Nagel International AG (Switzerland)* .........         10,850         3,059,187
   Landstar System, Inc.*(a) ..............................        185,800         7,755,292
   Quality Distribution, Inc.* ............................        465,200         3,707,644
   Ryder System, Inc. .....................................        237,800         9,754,556
                                                                                ------------
                                                                                  83,023,143
                                                                                ------------
UTILITIES -- 0.2%
   Consolidated Water Co. Ltd. ............................         27,200           551,888
   Suntech Power Holdings Co. Ltd., ADR*(a) ...............         18,200           495,950
                                                                                ------------
                                                                                   1,047,838
                                                                                ------------
TOTAL COMMON STOCKS
   (cost $421,775,052) ....................................                      517,387,751
                                                                                ------------
PREFERRED STOCK-- 0.1%
TELECOMMUNICATIONS
   Knology, Inc., CVT 144A
      (cost $161,710) .....................................         16,171           310,483
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $421,936,762) ....................................                      517,698,234
                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B20

              -----------------------------------------------------
              AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                  SHARES          (NOTE 2)
                                                                ----------      ------------
SHORT-TERM INVESTMENTS -- 23.1%
MONEY MARKET MUTUAL FUND-- 13.8%
   Dryden Core Investment Fund - Taxable Money
      Market Series (cost $76,494,464; includes
      $76,257,331 of cash collateral for securities
      on loan) (b)(w) (Note 4) ............................     76,494,464      $ 76,494,464
                                                                                ------------
                                                                 Principal
                                                                  Amount
                                                                   (000)
                                                                ----------
REPURCHASE AGREEMENTS -- 9.3%
   Greenwich Captial Markets, Inc. 3.40%, dated
      12/30/05, maturing 01/03/06, repurchase price
      $51,872,589 (collateralized by U.S. Treasury
      Bond, 8.125%, par value $37,828,000, market
      value $52,903,882, due 05/15/21)
      (cost $51,853,000) ..................................        $51,853        51,853,000
                                                                                ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $128,347,464) ....................................                      128,347,464
                                                                                ------------
TOTAL INVESTMENTS (o)-- 116.6%
   (cost $550,284,226; Note 6) ............................                      646,045,698
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- (16.6)%  ...............................                      (92,055,919)
                                                                                ------------
NET ASSETS -- 100.0%   ....................................                     $553,989,779
                                                                                ============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

ADR  American Depositary Receipt

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $71,498,825; cash collateral of $76,257,331 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(o) 5 securities representing $3,413,258 and 0.53% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Transportation                                                       15.0%
Money Market Mutual Fund (including 13.8%
   of collateral received for securities on loan)                    13.8
Pharmaceuticals                                                      11.0
Automotive Parts                                                      7.2
Semiconductors                                                        7.2
Medical Supplies & Equipment                                          6.7
Retail & Merchandising                                                5.9
Computer Services & Software                                          5.7
Cable Television                                                      4.8
Business Services                                                     3.6
Internet Services                                                     2.2
Aerospace                                                             1.9
Computer Hardware                                                     1.6
Health Care Services                                                  1.6
Telecommunications                                                    1.6
Advertising                                                           1.5
Restaurants                                                           1.5
Electronic Components & Equipment                                     1.2
Clothing & Apparel                                                    1.0
Entertainment & Leisure                                               1.0
Financial Services                                                    1.0
Retail                                                                1.0
Real Estate Investment Trust                                          0.9
Drugs & Medicine                                                      0.8
Financial - Bank & Trust                                              0.7
Building Materials                                                    0.6
Insurance                                                             0.6
Apparel & Textile                                                     0.5
Biotechnology                                                         0.5
Building & Construction                                               0.5
Railroads                                                             0.5
Consumer Products & Services                                          0.4
Hotels & Motels                                                       0.4
Industrial Products                                                   0.4
Chemicals                                                             0.3
Commercial Services                                                   0.3
Health Care - Medical Providers                                       0.3
Automobile Manufacturers                                              0.2
Financial - Consumer                                                  0.2
Food                                                                  0.2
Telecom - Integrated/Services                                         0.2
Utilities                                                             0.2
Airlines                                                              0.1
Broadcasting                                                          0.1
Diversified Financial Services                                        0.1
Diversified Operations                                                0.1
Education                                                             0.1
Preferred Stock                                                       0.1
Short-Term Investments                                                9.3
                                                                    -----
                                                                    116.6
Liabilities in excess of other assets                               (16.6)
                                                                    -----
                                                                    100.0%
                                                                    =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B21

                  ---------------------------------------------
                   AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                    SHARES        (NOTE 2)
                                                                   -------      ------------
LONG-TERM INVESTMENTS -- 98.4%
COMMON STOCKS

BASIC MATERIALS - CHEMICAL -- 2.1%
  Agrium, Inc. (Canada) ...................................         13,251      $    291,389
  Albemarle Corp. .........................................         49,674         1,904,998
  American Vanguard Corp. (a) .............................          4,277           100,509
  Carlisle Cos., Inc. .....................................          5,247           362,830
  Minerals Technologies, Inc. .............................         21,884         1,223,097
  NuCo2, Inc.* ............................................         21,594           602,041
  Penford Corp. ...........................................         32,243           393,365
  Rohm & Haas Co. .........................................         10,057           486,960
                                                                                ------------
                                                                                   5,365,189
                                                                                ------------
BASIC MATERIALS - FOREST -- 1.4%
  Caraustar Industries, Inc.* .............................        205,176         1,782,979
  Packaging Corp. of America ..............................         25,264           579,809
  Universal Forest Products, Inc. .........................         23,455         1,295,889
                                                                                ------------
                                                                                   3,658,677
                                                                                ------------
BASIC MATERIALS - MINING -- 2.1%
  Commercial Metals Co. ...................................         57,275         2,150,104
  Mueller Industries, Inc. ................................         60,222         1,651,287
  Oregon Steel Mills, Inc.* ...............................         44,689         1,314,750
  Schnitzer Steel Industries, Inc.
     (Class "A" Stock) ....................................          6,715           205,412
                                                                                ------------
                                                                                   5,321,553
                                                                                ------------
BIOTECHNOLOGY -- 0.1%
  Biosite, Inc. (a) .......................................          5,453           306,949
                                                                                ------------
BUILDING MATERIALS -- 0.2%
  Builders Firstsource, Inc.* .............................         26,305           562,138
                                                                                ------------
CHEMICALS -- 0.4%
  Cabot Microelectronics Corp.*(a) ........................          3,099            90,894
  Chemtura Corporation ....................................         33,507           425,539
  UAP Holding Corp. .......................................         21,018           429,187
                                                                                ------------
                                                                                     945,620
                                                                                ------------
COMMERCIAL BANKS -- 0.3%
  Midwest Banc Holdings, Inc. .............................         39,313           874,714
                                                                                ------------
COMMERCIAL SERVICES -- 0.1%
  Providence Service Corp. ................................         10,800           310,932
                                                                                ------------
COMPUTER SERVICES & SOFTWARE -- 0.5%
  Computer Sciences Corp.* ................................          3,800           192,432
  Epicor Software Corp.* ..................................         58,424           825,531
  Kanbay International, Inc. ..............................         24,489           389,130
                                                                                ------------
                                                                                   1,407,093
                                                                                ------------
CONSUMER CYCLICALS - CONSTRUCTION -- 1.5%
  Beazer Homes USA, Inc. (a) ..............................         14,082         1,025,733
  Champion Enterprises, Inc.* .............................         20,771           282,901
  Comfort Systems USA, Inc.* ..............................         90,645           833,934
  Lennar Corp. (Class "A" Stock) ..........................         14,598           890,770
  Modtech Holdings, Inc.*(a) ..............................         41,903           391,374
  Texas Industries, Inc. ..................................          3,148           156,896
  Trex Co., Inc.*(a) ......................................          4,183           117,333
  WCI Communities, Inc.*(a) ...............................          9,889           265,520
                                                                                ------------
                                                                                   3,964,461
                                                                                ------------
CONSUMER CYCLICALS - CONSUMER DURABLES -- 1.6%
  Mohawk Industries, Inc.* ................................          8,164           710,105
  Select Comfort Corp.*(a) ................................        114,790         3,139,506
  Stanley Works (The) .....................................          7,775           373,511
                                                                                ------------
                                                                                   4,223,122
                                                                                ------------
CONSUMER CYCLICALS - LEISURE & ENTERTAINMENT -- 1.9%
  Aztar Corp.* ............................................         52,423         1,593,135
  Fossil, Inc.*(a) ........................................         52,228         1,123,424
  Harrah's Entertainment, Inc. ............................         16,325         1,163,809
  K2, Inc.* ...............................................        103,007         1,041,401
                                                                                ------------
                                                                                   4,921,769
                                                                                ------------
CONSUMER CYCLICALS - MOTOR VEHICLE -- 3.2%
  Autoliv, Inc. ...........................................          6,505           295,457
  Commercial Vehicle Group, Inc.* .........................         63,216         1,187,197
  LoJack Corp.* ...........................................         42,216         1,018,672
  Tenneco Automotive, Inc.* ...............................         89,176         1,748,741
  Wabash National Corp. ...................................        209,223         3,985,698
                                                                                ------------
                                                                                   8,235,765
                                                                                ------------
CONSUMER CYCLICALS - RETAIL APPAREL -- 3.8%
  Aaron Rents, Inc. .......................................         87,614         1,846,903
  Big Lots, Inc.* .........................................         66,581           799,638
  Dress Barn, Inc.* .......................................         23,272           898,532
  Federated Department Stores, Inc. .......................          8,466           561,550
  Gymboree Corp.* .........................................         35,141           822,299
  K-Swiss, Inc. (Class "A" Stock) .........................         28,845           935,732
  Kellwood Co. ............................................         26,583           634,802
  Penney, (J.C.) Co., Inc. ................................         27,002         1,501,311
  Ross Stores, Inc. (a) ...................................         19,790           571,931
  Sharper Image Corp.* ....................................          7,865            76,605
  Tuesday Morning Corp.* ..................................         30,954           647,558
  Zale Corp.* .............................................         18,343           461,326
                                                                                ------------
                                                                                   9,758,187
                                                                                ------------
CONSUMER STAPLES - FOOD & BEVERAGE -- 0.8%
  Archer-Daniels-Midland Co. ..............................         19,714           486,147
  Corn Products International, Inc. .......................         27,251           651,027
  Pepsi Bottling Group, Inc. ..............................          7,383           211,228
  Smithfield Foods, Inc.* .................................         19,057           583,144
                                                                                ------------
                                                                                   1,931,546
                                                                                ------------
CONSUMER STAPLES - HOME PRODUCTS -- 2.4%
  Clorox Co. ..............................................         11,325           644,279
  Elizabeth Arden, Inc.* ..................................        100,135         2,008,708
  Helen of Troy Ltd. (Bermuda)*(a) ........................         64,748         1,043,090
  Newell Rubbermaid, Inc. .................................         28,809           685,078
  Oneida Ltd.*(a) .........................................         94,468            74,630
  Playtex Products, Inc.* .................................        133,552         1,825,656
                                                                                ------------
                                                                                   6,281,441
                                                                                ------------
CONSUMER STAPLES - RESTAURANTS -- 0.4%
  BUCA, Inc.* .............................................         40,698           221,804
  California Pizza Kitchen, Inc.* .........................         18,794           600,844
  Fox & Hound Restaurant Group* ...........................         15,805           243,239
                                                                                ------------
                                                                                   1,065,887
                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B22

            --------------------------------------------------------
             AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                                    SHARES         (NOTE 2)
                                                                   -------       -----------
COMMON STOCKS (CONTINUED)

CONSUMER STAPLES - TOBACCO -- 0.2%
  Reynolds, (R.J.) Tobacco Holdings, Inc. (a) .............          4,713       $   449,290
                                                                                 -----------
ELECTRONIC COMPONENTS & EQUIPMENT
  Diodes, Inc. ............................................          3,795           117,835
                                                                                 -----------
ENERGY - DIVERSIFIED ENERGY -- 1.0%
  Cleco Corp.* ............................................         40,253           839,275
  CMS Energy Corp.* .......................................          7,365           106,866
  Western Gas Resources, Inc. .............................         15,853           746,518
  Williams Cos., Inc. .....................................         42,508           984,910
                                                                                 -----------
                                                                                   2,677,569
                                                                                 -----------
ENERGY - ENERGY RESOURCES -- 3.3%
  EOG Resources, Inc. .....................................         18,304         1,342,964
  Noble Energy, Inc. ......................................             --                10
  Parallel Petroleum Corp.* ...............................         54,863           933,220
  Range Resources Corp. ...................................        128,503         3,384,769
  Whiting Petroleum Corp.* ................................         69,496         2,779,840
                                                                                 -----------
                                                                                   8,440,803
                                                                                 -----------
ENERGY - OIL SERVICES -- 1.6%
  BJ Services Co. .........................................         24,638           903,476
  Hydril Co.* .............................................         11,197           700,932
  Oil States International, Inc.*(a) ......................         44,925         1,423,224
  Petroleum Development Corp.* ............................          9,254           308,528
  W-H Energy Services, Inc.* ..............................         25,449           841,853
                                                                                 -----------
                                                                                   4,178,013
                                                                                 -----------
ENTERTAINMENT & LEISURE -- 0.2%
  Isle of Capri Casinos, Inc.*(a) .........................         18,133           441,720
                                                                                 -----------
FARMING & AGRICULTURE -- 0.1%
  Delta & Pine Land Co. ...................................          8,880           204,329
                                                                                 -----------
FINANCIAL - BANK & TRUST -- 10.7%
  Alabama National Bancorp ................................         26,823         1,737,057
  Alliance Bankshares Corp.* ..............................         17,779           284,642
  Bancorp Bank (The)* .....................................         77,144         1,311,448
  Berkshire Hills Bancorp, Inc. ...........................         25,673           860,046
  Brookline Bancorp, Inc. .................................         72,800         1,031,576
  Cardinal Financial Corp.* ...............................         68,035           748,385
  Central Pacific Financial Corp.* ........................         36,479         1,310,326
  Citizens Banking Corp. ..................................         77,432         2,148,738
  Commerce Bancshares, Inc. ...............................          6,006           313,033
  First Niagara Financial Group, Inc. .....................        157,578         2,280,154
  First Oak Brook Bancshares, Inc. ........................         13,940           389,623
  FirstMerit Corp. ........................................         18,643           483,040
  IBERIABANK Corp. ........................................         31,278         1,595,491
  KeyCorp .................................................         21,709           714,877
  M&T Bank Corp. ..........................................          8,110           884,396
  Main Street Banks, Inc. .................................         47,805         1,301,730
  Millennium Bankshares Corp.* ............................         49,742           430,268
  Northern Trust Corp. ....................................         11,218           581,317
  PFF Bancorp, Inc. .......................................         85,118         2,597,801
  Placer Sierra Bancshares ................................         29,804           825,869
  Prosperity Bancshares, Inc. .............................         15,505           445,614
  Signature Bank* .........................................         44,878         1,259,725
  Southcoast Financial Corp.* .............................         17,558           423,141
  Sterling Bancorp ........................................         19,602           386,747
  Sun Bancorp, Inc.* ......................................          8,724           172,299
  Technology Investment Capital Corp. .....................         41,931           633,158
  Texas United Bancshares, Inc. ...........................         19,961           362,492
  United Community Banks, Inc. ............................         41,326         1,101,751
  Zions Bancorporation ....................................         14,512         1,096,527
                                                                                 -----------
                                                                                  27,711,271
                                                                                 -----------
FINANCIAL - BROKERAGE -- 0.9%
  Bear Stearns Cos., Inc. .................................          8,589           992,287
  Knight Trading Group, Inc.
     (Class "A" Stock)* ...................................        124,867         1,234,935
                                                                                 -----------
                                                                                   2,227,222
                                                                                 -----------
FINANCIAL - SECURITIES/ASSET MANAGEMENT -- 0.7%
  Affiliated Managers Group, Inc.*(a) .....................         23,535         1,888,684
                                                                                 -----------
FINANCIAL - THRIFTS -- 1.8%
  Bankunited Financial Corp.* .............................         58,811         1,562,608
  Fidelity Bankshares, Inc. ...............................         55,111         1,802,130
  Irwin Financial Corp. ...................................         31,712           679,271
  NetBank, Inc. ...........................................         79,652           571,901
                                                                                 -----------
                                                                                   4,615,910
                                                                                 -----------
FINANCIAL SERVICES -- 4.1%
  Accredited Home Lenders Holding Co.*(a) .................         72,632         3,601,095
  American Capital Strategies Ltd. ........................          6,812           246,662
  Apollo Investment Corp. .................................         85,443         1,531,993
  Capital Source, Inc.*(a) ................................         69,125         1,548,400
  CIT Group, Inc. (a) .....................................         13,623           705,399
  Eaton Vance Corp. .......................................          9,700           265,392
  Financial Federal Corp. (a) .............................         37,873         1,683,455
  Investors Financial Services Corp. (a) ..................         19,664           724,225
  Nexity Financial Corp. ..................................         19,731           264,395
                                                                                 -----------
                                                                                  10,571,016
                                                                                 -----------
HEALTH CARE - BIOTECHNOLOGY -- 0.3%
  MedImmune, Inc.* ........................................         22,011           770,825
                                                                                 -----------
HEALTH CARE - DRUGS -- 1.3%
  Charles River Laboratories International, Inc.* .........         16,769           710,503
  Medarex, Inc.*(a) .......................................         85,939         1,190,255
  PAREXEL International Corp.* ............................         37,911           768,077
  Salix Pharmaceuticals Ltd.* .............................         38,193           671,433
                                                                                 -----------
                                                                                   3,340,268
                                                                                 -----------
HEALTH CARE - MEDICAL PRODUCTS -- 1.6%
  Chattem, Inc.* ..........................................         12,896           469,285
  Cogdell Spencer, Inc. ...................................         21,830           368,709
  NDCHealth Corp. .........................................         48,003           923,098
  Prestige Brands Holdings, Inc.* .........................         77,136           964,200
  PSS World Medical, Inc.*(a) .............................         80,672         1,197,173
  Thermogenesis Corp.* ....................................         38,669           186,771
                                                                                 -----------
                                                                                   4,109,236
                                                                                 -----------
HEALTH CARE - MEDICAL PROVIDERS -- 0.2%
  Radiologix, Inc.* .......................................        163,517           498,727
                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B23

            --------------------------------------------------------
             AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                                    SHARES         (NOTE 2)
                                                                   -------       -----------
COMMON STOCKS (CONTINUED)
HEALTH CARE SERVICES -- 0.3%
  Apria Healthcare Group, Inc.* ...........................         16,777       $   404,494
  Coventry Health Care, Inc.* .............................          7,000           398,720
                                                                                 -----------
                                                                                     803,214
                                                                                 -----------
INDUSTRIALS - COMPONENTS -- 2.2%
  Actuant Corp. (Class "A" Stock) (a) .....................         17,647           984,703
  American Standard Cos., Inc. ............................         24,610           983,169
  Applied Industrial Technologies, Inc. ...................         12,395           417,588
  Earle M. Jorgensen Co.* .................................         99,678           920,028
  Hughes Supply, Inc. .....................................         67,766         2,429,411
                                                                                 -----------
                                                                                   5,734,899
                                                                                 -----------
INDUSTRIALS - DEFENSE/AEROSPACE -- 1.2%
  Alliant Techsystems, Inc.* ..............................          9,106           693,604
  Ducommun, Inc.* .........................................         42,431           906,326
  EDO Corp. ...............................................         31,500           852,390
  Rockwell Collins, Inc. ..................................         14,108           655,599
                                                                                 -----------
                                                                                   3,107,919
                                                                                 -----------
INDUSTRIALS - DIVERSIFIED -- 1.2%
  GrafTech International Ltd.* ............................        351,724         2,187,723
  Lydall, Inc.* ...........................................        102,562           835,881
  Matthews International Corp.
     (Class "A" Shares) ...................................          5,393           196,359
                                                                                 -----------
                                                                                   3,219,963
                                                                                 -----------
INDUSTRIALS - ELECTRICAL EQUIPMENT -- 2.2%
  Amphenol Corp. ..........................................         10,495           464,509
  Anixter International, Inc. .............................         61,846         2,419,415
  Baldor Electric Co. .....................................         30,469           781,530
  Cooper Industries Ltd. (Class "A" Stock) (Bermuda) ......          9,812           716,276
  CyberOptics Corp.* ......................................         37,271           502,413
  Franklin Electric Co., Inc. .............................         23,194           917,091
                                                                                 -----------
                                                                                   5,801,234
                                                                                 -----------
INDUSTRIALS - MACHINERY -- 0.9%
  MTS Systems Corp. .......................................          8,657           299,879
  Tennant Co. .............................................          8,064           419,328
  Terex Corp.* ............................................         17,426         1,035,104
  Zebra Technologies Corp. (Class "A" Stock) ..............         16,052           687,828
                                                                                 -----------
                                                                                   2,442,139
                                                                                 -----------
INSURANCE -- 0.7%
  American Equity Investment Life Holding Co. .............         61,124           797,668
  Assurant, Inc. ..........................................          6,700           291,383
  Republic Cos. Group, Inc. ...............................         49,699           769,341
                                                                                 -----------
                                                                                   1,858,392
                                                                                 -----------
INSURANCE - HEALTH INSURANCE -- 0.2%
  Health Net, Inc.* .......................................         10,758           554,575
                                                                                 -----------
INSURANCE - LIFE INSURANCE -- 0.7%
  StanCorp Financial Group, Inc. ..........................         24,464         1,221,977
  Torchmark Corp. .........................................         11,034           613,490
                                                                                 -----------
                                                                                   1,835,467
                                                                                 -----------
INSURANCE - PROPERTY INSURANCE -- 4.3%
  AMBAC Financial Group, Inc. .............................         16,583         1,277,886
  Aspen Insurance Holdings Ltd. (Bermuda)* ................         24,367           576,767
  Donegal Group, Inc. .....................................         22,267           517,485
  Everest Reinsurance Group Ltd. (Bermuda) ................          7,768           779,519
  National Atlantic Holdings Corp* ........................         30,872           338,048
  Navigators Group, Inc.* .................................         19,604           854,931
  NYMAGIC, Inc. ...........................................         17,046           422,570
  PartnerRe Ltd. (Bermuda) ................................          7,648           502,244
  PMI Group, Inc. (The) ...................................          8,483           348,397
  ProAssurance Corp.* .....................................         34,776         1,691,505
  Procentury Corp. ........................................         76,055           817,591
  PXRE Group Ltd. (Bermuda) ...............................         31,682           410,599
  RenaissanceRe Holdings Ltd. .............................         10,720           472,859
  RLI Corp. ...............................................         33,161         1,653,739
  Willis Group Holdings Ltd. (United Kingdom) .............         11,347           419,158
                                                                                 -----------
                                                                                  11,083,298
                                                                                 -----------
IT SERVICES -- 0.1%
  ADC Telecommunications, Inc. ............................         16,477           368,096
                                                                                 -----------
MACHINERY & EQUIPMENT -- 0.1%
  Grant Prideco, Inc.* ....................................          5,800           255,896
                                                                                 -----------
MEDICAL SUPPLIES & EQUIPMENT -- 0.8%
  Cardiac Science Corp. ...................................         56,886           514,818
  Encore Medical, Corp. ...................................        157,904           781,625
  Symmetry Medical, Inc. ..................................         42,733           828,593
                                                                                 -----------
                                                                                   2,125,036
                                                                                 -----------
METALS & MINING -- 0.3%
  Allegheny Technologies, Inc. ............................          9,379           338,394
  Carpenter Technology ....................................          4,230           298,088
                                                                                 -----------
                                                                                     636,482
                                                                                 -----------
OFFICE/INDUSTRIAL -- 0.1%
  Liberty Property Trust ..................................          6,400           274,240
                                                                                 -----------
OIL & GAS -- 0.4%
  Delta Petroleum Corp.*(a) ...............................         42,332           921,568
  Superior Well Services, Inc. ............................          8,423           200,130
                                                                                 -----------
                                                                                   1,121,698
                                                                                 -----------
PETROLEUM EXPLORATION & PRODUCTION -- 0.2%
  Ultra Petroleum Corp. ...................................          9,300           518,940
                                                                                 -----------
RAILROADS -- 0.2%
  Norfolk Southern Corp. ..................................         13,577           608,657
                                                                                 -----------
REAL ESTATE INVESTMENT TRUST - APARTMENT -- 0.9%
  American Campus Communities, Inc.* ......................          9,697           240,486
  Apartment Investment & Management Co.
    (Class "A" Stock) .....................................         17,568           665,300
  Equity Residential Properties Trust .....................          6,905           270,123
  Post Properties, Inc. ...................................         12,514           499,934
  Town & Country Trust*(a) ................................         19,312           652,939
                                                                                 -----------
                                                                                   2,328,782
                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B24

            ---------------------------------------------------------
             AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)
            ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                                    SHARES         (NOTE 2)
                                                                   -------       -----------
COMMON STOCKS (CONTINUED)

REAL ESTATE INVESTMENT TRUST - HOTELS -- 0.5%
  LaSalle Hotel Properties ................................         35,049       $ 1,286,999
                                                                                 -----------
REAL ESTATE INVESTMENT TRUST - MORTGAGE -- 0.4%
  MFA Mortgage Investments, Inc. ..........................        161,219           918,948
                                                                                 -----------
REAL ESTATE INVESTMENT TRUST - OFFICE INDUSTRIAL -- 2.0%
  Brandywine Realty Trust .................................         61,038         1,703,571
  Columbia Equity Trust, Inc. .............................          6,249           100,921
  Corporate Office Properties Trust .......................          9,997           355,294
  Lexington Corp. Properties Trust (a) ....................         58,103         1,237,594
  Parkway Properties, Inc. ................................         36,680         1,472,335
  Prentiss Properties Trust ...............................          6,578           267,593
                                                                                 -----------
                                                                                   5,137,308
                                                                                 -----------
REAL ESTATE INVESTMENT TRUST - OTHER REIT -- 4.2%
  Biomed Realty Trust, Inc. ...............................         47,213         1,151,997
  Centacore Properties Trust ..............................         42,104         1,131,335
  Commercial Net Lease Realty, Inc. .......................         72,628         1,479,432
  Digital Realty Trust, Inc. ..............................         22,185           502,047
  Entertainment Properties Trust ..........................         23,433           954,895
  HealthCare Realty Trust, Inc. ...........................          3,315           110,290
  Hersha Hospitality Trust ................................         25,719           231,728
  iStar Financial, Inc. ...................................         19,976           712,144
  Omega Healthcare Investors, Inc. ........................         86,055         1,083,432
  Plum Creek Timber Co., Inc. .............................         20,037           722,334
  RAIT Investment Trust ...................................         59,619         1,545,325
  Spirit Finance Corp.* ...................................         44,484           504,893
  U-Store-It Trust ........................................         34,513           726,499
                                                                                 -----------
                                                                                  10,856,351
                                                                                 -----------
REAL ESTATE INVESTMENT TRUST - RETAIL -- 0.9%
  Acadia Realty Trust .....................................         37,444           750,752
  Agree Realty Corp. ......................................         31,077           898,125
  Developers Diversified Realty Corp. .....................         13,881           652,685
                                                                                 -----------
                                                                                   2,301,562
                                                                                 -----------
RESTAURANTS -- 0.7%
  CEC Entertainment, Inc.* ................................         47,977         1,633,137
  Ruby Tuesday, Inc. ......................................          7,898           204,479
                                                                                 -----------
                                                                                   1,837,616
                                                                                 -----------
RETAIL & MERCHANDISING -- 0.3%
  Charming Shoppes, Inc.* .................................         27,450           362,340
  Leapfrog Enterprises, Inc.*(a) ..........................         33,038           384,893
                                                                                 -----------
                                                                                     747,233
                                                                                 -----------
SEMICONDUCTORS -- 0.3%
  Entegris, Inc.* .........................................         46,623           439,189
  Formfactor, Inc.* .......................................         12,164           297,166
                                                                                 -----------
                                                                                     736,355
                                                                                 -----------
SERVICES - ENVIRONMENTAL -- 0.9%
  Republic Services, Inc. .................................         14,645           549,920
  TRC Cos., Inc.* .........................................         16,060           175,857
  Waste Connections, Inc.*(a) .............................         44,146         1,521,271
                                                                                 -----------
                                                                                   2,247,048
                                                                                 -----------
SERVICES - INDUSTRIAL SERVICES -- 1.3%
  Infrasource Services, Inc.* .............................         42,910           561,263
  ITT Educational Services, Inc.* .........................         19,902         1,176,407
  LECG Corp.* .............................................         24,937           433,405
  Resources Connection, Inc.* .............................         14,968           390,066
  School Specialty, Inc.* .................................         19,843           723,079
                                                                                 -----------
                                                                                   3,284,220
                                                                                 -----------
SERVICES - MEDIA -- 0.6%
  ADVO, Inc. (a) ..........................................         33,730           950,511
  Lamar Advertising Co.* ..................................         12,554           579,242
                                                                                 -----------
                                                                                   1,529,753
                                                                                 -----------
SERVICES - PUBLISHING -- 0.5%
  Dow Jones & Co., Inc. ...................................         15,414           547,043
  Journal Register Co.* ...................................         55,264           826,197
                                                                                 -----------
                                                                                   1,373,240
                                                                                 -----------
SERVICES - TELEPHONE -- 1.4%
  Alaska Communications Systems Group, Inc. ...............         27,207           276,423
  UbiquiTel, Inc.* ........................................         33,357           329,901
  West Corp.* .............................................         70,390         2,966,938
                                                                                 -----------
                                                                                   3,573,262
                                                                                 -----------
TECHNOLOGY - COMPUTER HARDWARE -- 2.7%
  CDW Corp. ...............................................          7,805           449,334
  Ditech Communications Corp.* ............................         61,371           512,448
  Hutchinson Technology, Inc.*(a) .........................         90,740         2,581,553
  Ingram Micro, Inc. (Class "A" Stock)* ...................         17,749           353,737
  Insight Enterprises, Inc.* ..............................        128,880         2,527,337
  Mobility Electronics, Inc.* .............................         61,785           596,843
                                                                                 -----------
                                                                                   7,021,252
                                                                                 -----------
TECHNOLOGY - COMPUTER SOFTWARE -- 1.2%
  Activision, Inc.*(a) ....................................         52,410           720,113
  Atari, Inc.* ............................................        434,901           469,693
  Take-Two Interactive Software, Inc.* ....................         60,143         1,064,531
  Ultimate Software Group, Inc. (The)* ....................         18,381           350,526
  Viisage Technology, Inc.* ...............................         34,382           605,467
                                                                                 -----------
                                                                                   3,210,330
                                                                                 -----------
TECHNOLOGY - INFORMATION SERVICES -- 2.0%
  BearingPoint, Inc.* .....................................        152,520         1,198,807
  Lionbridge Technologies, Inc.* ..........................        290,096         2,036,474
  MTC Technologies, Inc.* .................................         74,758         2,046,874
                                                                                 -----------
                                                                                   5,282,155
                                                                                 -----------
TECHNOLOGY - INTERNET -- 0.3%
  Autobytel, Inc.* ........................................        104,749           517,460
  Avocent Corp.* ..........................................          4,842           131,654
                                                                                 -----------
                                                                                     649,114
                                                                                 -----------
TECHNOLOGY - SEMICONDUCTORS -- 1.6%
  Fairchild Semiconductor International, Inc.* ............          8,864           149,890
  Freescale Semiconductor, Inc. (Class "A" Stock)* ........          5,035           126,832
  Integrated Device Technology, Inc. ......................        148,933         1,962,937

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B25

            ---------------------------------------------------------
             AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)
            ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                    SHARES        (NOTE 2)
                                                                   -------      ------------
COMMON STOCKS (CONTINUED)

TECHNOLOGY - SEMICONDUCTORS (CONT'D)
  Tessera Technologies, Inc.*(a) ..........................         73,612      $  1,902,870
                                                                                ------------
                                                                                   4,142,529
                                                                                ------------
TECHNOLOGY - SUPPLY CHAIN -- 0.3%
  ScanSource, Inc.* .......................................         12,303           672,728
                                                                                ------------
TELECOMMUNICATIONS -- 1.3%
  Aeroflex, Inc.* .........................................        116,457         1,251,913
  Andrew Corp. ............................................         37,581           403,244
  Dobson Communications Corp. (Class "A" Stock)* ..........         95,290           714,675
  Leap Wireless International, Inc.* ......................         11,193           423,991
  RCN Corp. (a) ...........................................         21,111           495,053
                                                                                ------------
                                                                                   3,288,876
                                                                                ------------
TRANSPORTATION - AIRLINES -- 0.8%
  AirTran Holdings, Inc.* .................................        103,672         1,661,862
  Frontier Airlines, Inc.* ................................         30,916           285,664
                                                                                ------------
                                                                                   1,947,526
                                                                                ------------
TRANSPORTATION - TRUCK FREIGHT -- 0.8%
  Forward Air Corp. .......................................          5,726           209,858
  Heartland Express, Inc. .................................         25,584           519,099
  OMI Corp. ...............................................         11,945           216,802
  SCS Transportation, Inc.* ...............................         39,121           831,321
  Teekay Shipping Corp. (a) ...............................          8,875           354,113
                                                                                ------------
                                                                                   2,131,193
                                                                                ------------
UTILITIES -- 0.2%
  Northeast Utilities .....................................         11,400           224,466
  Unisource Energy Corp. ..................................         12,217           381,170
                                                                                ------------
                                                                                     605,636
                                                                                ------------
UTILITIES - ELECTRICAL UTILITIES -- 4.0%
  Avista Corp. ............................................         23,397           414,361
  Central Vermont Public Service Corp. ....................          5,120            92,211
  CH Energy Group, Inc. ...................................             87             3,993
  Edison International* ...................................         21,475           936,525
  El Paso Electric Co.*(a) ................................        126,246         2,656,216
  Entergy Corp. ...........................................         13,854           951,077
  FirstEnergy Corp. .......................................          6,967           341,313
  MGE Energy, Inc. ........................................          5,886           199,594
  PG&E Corp. ..............................................         24,839           922,024
  PNM Resources, Inc. .....................................          5,073           124,238
  PPL Corp. ...............................................         44,622         1,311,887
  Public Service Enterprise Group, Inc. ...................          2,123           137,931
  Sierra Pacific Resources* ...............................         60,974           795,101
  Southern Union Co.* .....................................              1                13
  Westar Energy, Inc. .....................................         51,044         1,097,446
  Wisconsin Energy Corp. ..................................          9,190           358,962
                                                                                ------------
                                                                                  10,342,892
                                                                                ------------
UTILITIES - GAS UTILITIES -- 1.4%
  AGL Resources, Inc. .....................................         25,503           887,759
  Northwest Natural Gas Co. ...............................         50,186         1,715,358
  South Jersey Industries, Inc. ...........................          9,523           277,500
  Southwest Gas Corp.* ....................................         27,553           727,399
                                                                                ------------
                                                                                   3,608,016
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $213,917,615) .....................................                      254,788,830
                                                                                ------------
SHORT-TERM INVESTMENT -- 13.8%
MONEY MARKET MUTUAL FUND
  Dryden Core Investment Fund -
     Taxable Money Market Series
     (cost $35,651,748; includes cash
     collateral for securities on loan of
     $33,421,346) (b)(w) (Note4) ..........................     35,651,748        35,651,748
                                                                                ------------
TOTAL INVESTMENTS -- 112.2%
  (cost $249,569,363; Note 6) .............................                      290,440,578
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (12.2)% .................................                      (31,663,799)
                                                                                ------------
NET ASSETS -- 100.0% .......................................
                                                                                $258,776,779
                                                                                ============

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $31,913,534; cash collateral of $33,421,346 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.



                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B26

           ----------------------------------------------------------
             AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)
           ----------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Money Market Mutual Fund (including 12.9% of
  collateral received for securities on loan)                    13.8%
Financial - Bank & Trust                                         10.7
Insurance - Property Insurance                                    4.3
Real Estate Investment Trust - Other REIT                         4.2
Financial Services                                                4.1
Utilities - Electrical Utilities                                  4.0
Consumer Cyclicals - Retail Apparel                               3.8
Energy - Energy Resources                                         3.3
Consumer Cyclicals - Motor Vehicle                                3.2
Technology - Computer Hardware                                    2.7
Consumer Staples - Home Products                                  2.4
Industrials - Components                                          2.2
Industrials - Electrical Equipment                                2.2
Basic Materials - Chemical                                        2.1
Basic Materials - Mining                                          2.1
Real Estate Investment Trust - Office Industrial                  2.0
Technology - Information Services                                 2.0
Consumer Cyclicals - Leisure & Entertainment                      1.9
Financial - Thrifts                                               1.8
Consumer Cyclicals - Consumer Durables                            1.6
Energy - Oil Services                                             1.6
Health Care - Medical Products                                    1.6
Technology - Semiconductors                                       1.6
Consumer Cyclicals - Construction                                 1.5
Basic Materials - Forest                                          1.4
Services - Telephone                                              1.4
Utilities - Gas Utilities                                         1.4
Health Care - Drugs                                               1.3
Services - Industrial Services                                    1.3
Telecommunications                                                1.3
Industrials - Defense/Aerospace                                   1.2
Industrials - Diversified                                         1.2
Technology - Computer Software                                    1.2
Energy - Diversified Energy                                       1.0
Financial - Brokerage                                             0.9
Industrials - Machinery                                           0.9
Real Estate Investment Trust - Apartment                          0.9
Real Estate Investment Trust - Retail                             0.9
Services - Environmental                                          0.9
Consumer Staples - Food & Beverage                                0.8
Medical Supplies & Equipment                                      0.8
Transportation - Airlines                                         0.8
Transportation - Truck Freight                                    0.8
Financial - Securities/Asset Management                           0.7
Insurance                                                         0.7
Insurance - Life Insurance                                        0.7
Restaurants                                                       0.7
Services - Media                                                  0.6
Computer Services & Software                                      0.5
Real Estate Investment Trust - Hotels                             0.5
Services - Publishing                                             0.5
Chemicals                                                         0.4
Consumer Staples - Restaurants                                    0.4
Oil & Gas                                                         0.4
Real Estate Investment Trust - Mortgage                           0.4
Commercial Banks                                                  0.3
Health Care - Biotechnology                                       0.3
Health Care Services                                              0.3
Metals & Mining                                                   0.3
Retail & Merchandising                                            0.3
Semiconductors                                                    0.3
Technology - Internet                                             0.3
Technology - Supply Chain                                         0.3
Building Materials                                                0.2
Consumer Staples - Tobacco                                        0.2
Entertainment & Leisure                                           0.2
Health Care - Medical Providers                                   0.2
Insurance - Health Insurance                                      0.2
Petroleum Exploration & Production                                0.2
Railroads                                                         0.2
Utilities                                                         0.2
Biotechnology                                                     0.1
Commercial Services                                               0.1
Farming & Agriculture                                             0.1
IT Services                                                       0.1
Machinery & Equipment                                             0.1
Office/Industrial                                                 0.1
                                                                -----
                                                                112.2
Liabilities in excess of other assets                           (12.2)
                                                                -----
                                                                100.0%
                                                                =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B27

                         -------------------------------
                          AST SMALL-CAP VALUE PORTFOLIO
                         -------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                                    SHARES         (NOTE 2)
                                                                   -------       -----------
LONG-TERM INVESTMENTS -- 95.6%
COMMON STOCKS

ADVERTISING -- 0.3%
  ADVO, Inc. ..............................................         71,230       $ 2,007,262
  R.H. Donnelley Corp.*(a) ................................         22,560         1,390,147
                                                                                 -----------
                                                                                   3,397,409
                                                                                 -----------
AEROSPACE -- 1.4%
  AAR Corp.* ..............................................         37,400           895,730
  Armor Holdings, Inc. ....................................         43,900         1,872,335
  CPI Aerostructures, Inc.* ...............................         37,660           378,860
  Curtiss-Wright Corp. (Class "B" Stock) ..................         35,400         1,932,840
  DRS Technologies, Inc.* .................................         38,200         1,964,244
  Esterline Technologies Corp. ............................         41,700         1,550,823
  Heico Corp. .............................................         19,000           491,720
  Heico Corp. (Class "A" Stock) ...........................          5,500           112,860
  Kaman Corp. (Class "A" Stock) ...........................         69,800         1,374,362
  Moog, Inc. (Class "A" Stock) ............................         99,050         2,811,039
  Orbital Sciences Corp.* .................................         90,900         1,167,156
  Triumph Group, Inc.* ....................................         21,400           783,454
                                                                                 -----------
                                                                                  15,335,423
                                                                                 -----------
AIRLINES -- 0.9%
  Alaska Air Group, Inc. ..................................         79,000         2,821,880
  Continental Airlines, Inc. ( Class "B" Stock)* ..........         50,400         1,073,520
  ExpressJet Holdings, Inc.* ..............................        147,900         1,196,511
  Mesa Air Group, Inc.*(a) ................................         54,300           567,978
  SkyWest, Inc. ...........................................        130,900         3,515,974
                                                                                 -----------
                                                                                   9,175,863
                                                                                 -----------
AUTOMOBILE MANUFACTURERS -- 0.1%
  Lear Corp. ..............................................         30,800           876,568
                                                                                 -----------
AUTOMOTIVE PARTS -- 1.7%
  Aftermarket Technology Corp. ............................        136,713         2,657,701
  American Axle & Manufacturing Holdings, Inc. ............         75,710         1,387,764
  Asbury Automative Group, Inc. ...........................        139,300         2,292,878
  Cooper Tire & Rubber Co. ................................        144,160         2,208,531
  CSK Auto Corp.* .........................................        132,350         1,995,838
  Hayes Lemmerz International, Inc.* ......................         78,500           276,320
  Keystone Automotive Industries, Inc.* ...................         17,000           535,160
  Modine Manufacturing Co. ................................         52,700         1,717,493
  Sonic Automotive, Inc. ..................................         13,600           303,008
  Superior Industries International, Inc. .................         22,300           496,398
  Tenneco Automotive, Inc.* ...............................        221,735         4,348,224
  Visteon Corp. ...........................................         67,000           419,420
                                                                                 -----------
                                                                                  18,638,735
                                                                                 -----------
BIOTECHNOLOGY -- 0.1%
  Cytokinetics, Inc.* .....................................         51,400           336,156
  Genelabs Technologies, Inc.* ............................         51,900            96,015
  GTx, Inc. ...............................................         36,400           275,184
  Human Genome Sciences, Inc.* ............................         19,500           166,920
  Telik, Inc.* ............................................         30,700           521,593
                                                                                 -----------
                                                                                   1,395,868
                                                                                 -----------
BROADCASTING -- 0.6%
  4Kids Entertainment, Inc.* ..............................          5,600            87,864
  Belo Corp. (Class "A" Stock) ............................         43,690           935,403
  Entercom Communications Corp.* ..........................         30,565           906,863
  Liberty Corp. (The) .....................................          6,790           317,840
  Media General, Inc. (Class "A" Stock) ...................         33,240         1,685,268
  Radio One, Inc. (Class "D" Stock)* ......................        255,200         2,641,320
  Saga Communications, Inc. (Class "A" Stock)* ............         23,200           252,184
  Sinclair Broadcast Group, Inc. (Class "A" Stock) ........         14,000           128,800
                                                                                 -----------
                                                                                   6,955,542
                                                                                 -----------
BUILDING MATERIALS -- 0.9%
  Ameron International Corp. ..............................         17,000           774,860
  Apogee Enterprises, Inc. ................................         57,600           934,272
  Chaparral Steel Co. .....................................         38,200         1,155,550
  Eagle Materials, Inc. ...................................         18,400         2,251,424
  Genlyte Group, Inc. .....................................         15,000           803,550
  Gibraltar Industries, Inc. ..............................         32,600           747,844
  NCI Building Systems, Inc. ..............................         61,150         2,597,652
  Patrick Industries, Inc.* ...............................         16,300           172,615
                                                                                 -----------
                                                                                   9,437,767
                                                                                 -----------
BUSINESS SERVICES -- 2.0%
  Angelica Corp. ..........................................         87,600         1,448,904
  BearingPoint, Inc.* .....................................        315,000         2,475,900
  Century Business Services, Inc. .........................         69,100           415,982
  Clark, Inc. .............................................         18,400           243,800
  CRA International, Inc.* ................................         10,000           476,900
  Harland, (John H.) Co. ..................................         57,300         2,154,480
  InfoUSA, Inc. ...........................................         12,000           131,160
  Korn/Ferry International* ...............................          6,700           125,223
  Labor Ready, Inc.* ......................................         75,480         1,571,494
  Lawson Software, Inc.*(a) ...............................        100,951           741,990
  MAXIMUS, Inc. ...........................................          8,400           308,196
  Mobile Mini, Inc.* ......................................         21,200         1,004,880
  MPS Group, Inc.* ........................................         84,440         1,154,295
  PAREXEL International Corp.* ............................         85,710         1,736,484
  Sourcecorp, Inc. ........................................         10,000           239,800
  Spherion Corp.* .........................................        117,900         1,180,179
  TeleTech Holdings, Inc.* ................................         92,000         1,108,600
  UniFirst Corp. ..........................................         28,600           889,460
  Viad Corp. ..............................................         48,000         1,407,840
  Watson Wyatt & Co. Holdings .............................        101,010         2,818,179
                                                                                 -----------
                                                                                  21,633,746
                                                                                 -----------
CABLE TELEVISION -- 0.2%
  Charter Communications, Inc. (Class "A" Stock)*(a) ......        584,200           712,724
  Lodgenet Entertainment Corp.* ...........................         92,100         1,283,874
  Mediacom Communications Corp. (Class "A" Stock)* ........         62,800           344,772
                                                                                 -----------
                                                                                   2,341,370
                                                                                 -----------
CHEMICALS -- 2.4%
  Airgas, Inc. ............................................         35,584         1,170,714
  Arch Chemicals, Inc. ....................................         51,350         1,535,365
  Cabot Microelectronics Corp.* ...........................          2,400            70,392
  Cytec Industries, Inc. ..................................         28,150         1,340,784
  FMC Corp. ...............................................        117,878         6,267,573
  Fuller, (H.B.) Co. ......................................         66,700         2,139,069
  Georgia Gulf Corp. ......................................         46,615         1,418,028

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B28

                   -------------------------------------------
                    AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                   -------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                                    SHARES         (NOTE 2)
                                                                   -------      ------------
COMMON STOCKS (CONTINUED)

CHEMICALS (CONT'D)
  Grace, (W.R.) & Co.*(a) .................................        136,400       $ 1,282,160
  Hercules, Inc.* .........................................        164,700         1,861,110
  Lyondell Chemical Co. ...................................         14,700           350,154
  Minerals Technologies, Inc. .............................         25,600         1,430,784
  NewMarket Corp.* ........................................         47,400         1,159,404
  O.M. Group, Inc.* .......................................         29,800           559,048
  Olin Corp. ..............................................        118,470         2,331,490
  PolyOne Corp.* ..........................................        195,100         1,254,493
  Schulman, (A.), Inc. ....................................         21,300           458,376
  Sensient Technologies Corp. (a) .........................         13,000           232,700
  Terra Industries, Inc.* .................................         66,200           370,720
  Wellman, Inc. ...........................................         85,200           577,656
                                                                                 -----------
                                                                                  25,810,020
                                                                                 -----------
CLOTHING & APPAREL -- 0.8%
  Brown Shoe Co., Inc. ....................................         32,200         1,366,246
  Burlington Coat Factory Warehouse Corp. .................         11,900           478,499
  Kenneth Cole Productions, Inc. (Class "A" Stock) ........         27,500           701,250
  Quiksilver, Inc.* .......................................         77,100         1,067,064
  Skechers USA, Inc. (Class "A" Stock)* ...................         64,900           994,268
  Timberland Co. (The) (Class "A" Stock) ..................         23,000           748,650
  Too, Inc.* ..............................................         59,740         1,685,266
  Warnaco Group, Inc. (The)* ..............................         43,585         1,164,591
                                                                                 -----------
                                                                                   8,205,834
                                                                                 -----------
COMMERCIAL BANKS -- 0.3%
  Bancorpsouth, Inc. ......................................         70,000         1,544,900
  Midwest Banc Holdings, Inc. .............................         17,900           398,275
  Tompkins Trustco, Inc. ..................................          4,400           197,120
  UCBH Holdings, Inc. .....................................         54,200           969,096
                                                                                 -----------
                                                                                   3,109,391
                                                                                 -----------
COMMERCIAL SERVICES -- 0.2%
  Arbitron, Inc. ..........................................          8,100           307,638
  Bell Microproducts, Inc. ................................         50,300           384,795
  NCO Group, Inc. .........................................         16,400           277,488
  Source Interlink Cos., Inc.* ............................         72,260           803,531
  StarTek, Inc. ...........................................         13,200           237,600
  Vertrue, Inc.* ..........................................          6,700           236,711
                                                                                 -----------
                                                                                   2,247,763
                                                                                 -----------
COMPUTER HARDWARE -- 1.0%
  Gateway, Inc.*(a) .......................................        107,600           270,076
  Hutchinson Technology, Inc.* ............................         82,959         2,360,183
  Imation Corp. ...........................................         47,800         2,202,146
  Insight Enterprises, Inc.* ..............................         29,000           568,690
  Komag, Inc.*(a) .........................................         54,292         1,881,761
  MTS Systems Corp. .......................................         49,430         1,712,255
  Quantum Corp. ...........................................        474,200         1,446,310
                                                                                 -----------
                                                                                  10,441,421
                                                                                 -----------
COMPUTER SERVICES & SOFTWARE -- 3.0%
  Agilysys, Inc. ..........................................         82,100         1,495,862
  Atmel Corp. .............................................        183,800           567,942
  BISYS Group, Inc. (The)* ................................        119,450         1,673,494
  Black Box Corp. .........................................         45,800         2,170,004
  Brocade Communications Systems, Inc.* ...................        327,000         1,330,890
  Ciber, Inc.* ............................................         71,600           472,560
  Covansys Corp.* .........................................         54,800           745,828
  Gartner, Inc. (Class "A" Stock)* ........................         76,000           980,400
  Inprise Corp.* ..........................................        119,792           782,242
  Inter-Tel, Inc. .........................................         56,900         1,113,533
  Intergraph Corp. ........................................         12,500           622,625
  JDA Software Group, Inc. ................................         33,000           561,330
  Magma Design Automation, Inc.* ..........................         49,200           413,772
  Mantech International Corp. (Class "A" Stock)* ..........         23,500           654,710
  McDATA Corp. (Class "A" Stock)* .........................        136,000           516,800
  Micromuse, Inc.* ........................................         25,400           251,206
  MRO Software, Inc. ......................................         50,854           713,990
  NetIQ Corp.* ............................................         54,700           672,263
  Parametric Technology Corp.* ............................        742,785         4,530,988
  Pegasus Solutions, Inc.* ................................         26,000           233,220
  Perot Systems Corp. (Class "A" Stock)* ..................        143,300         2,026,262
  Phoenix Technologies Ltd. ...............................         20,100           125,826
  Progress Software Corp.* ................................         34,900           990,462
  Qad, Inc. ...............................................         16,500           126,060
  Radisys Corp.*(a) .......................................         24,800           430,032
  Redback Networks, Inc.* .................................         37,300           524,438
  SafeNet, Inc.* ..........................................         29,000           934,380
  SPSS, Inc.* .............................................          7,100           219,603
  Sybase, Inc. ............................................         72,940         1,594,468
  Sykes Enterprises, Inc.* ................................         43,700           584,269
  SYNNEX Corp.* ...........................................         44,832           677,412
  Systemax, Inc.* .........................................         55,600           346,944
  TALX Corp. ..............................................         15,600           713,076
  Tech Data Corp.* ........................................          9,900           392,832
  THQ, Inc. ...............................................         44,990         1,073,012
  Tyler Technologies, Inc.* ...............................         49,200           431,976
                                                                                 -----------
                                                                                  31,694,711
                                                                                 -----------
COMPUTERS -- 0.2%
  Mercury Computer Systems, Inc. ..........................         29,800           614,774
  Palm, Inc. (a) ..........................................         41,300         1,313,340
                                                                                 -----------
                                                                                   1,928,114
                                                                                 -----------
COMPUTERS & PERIPHERALS
  Rimage Corp.* ...........................................         10,600           307,188
                                                                                 -----------
COMPUTER NETWORKING -- 0.1%
  3Com Corp.* .............................................        154,156           554,962
                                                                                 -----------
CONGLOMERATES -- 0.3%
  Griffon Corp.*(a) .......................................        117,870         2,806,485
  Park Ohio Holdings Corp.* ...............................         27,356           385,719
                                                                                 -----------
                                                                                   3,192,204
                                                                                 -----------
CONSTRUCTION -- 1.0%
  Building Material Holding Corp. (a) .....................         18,900         1,289,169
  Insituform Technologies, Inc. (Class "A" Stock)* ........         41,680           807,342
  Levitt Corp. (Class "A" Stock) ..........................         34,900           793,626
  Technical Olympic USA, Inc. .............................         93,700         1,976,133
  URS Corp.* ..............................................         29,600         1,113,256

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B29

                   -------------------------------------------
                    AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                   -------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                                    SHARES         (NOTE 2)
                                                                   -------       -----------
COMMON STOCKS (CONTINUED)

CONSTRUCTION (CONT'D)
  Washington Group International, Inc.* ...................         38,700       $ 2,049,939
  WCI Communities, Inc.*(a) ...............................         86,800         2,330,580
                                                                                 -----------
                                                                                  10,360,045
                                                                                 -----------
CONSUMER CYCLICALS - MOTOR VEHICLE -- 0.1%
  ArvinMeritor, Inc. ......................................         96,900         1,394,391
                                                                                 -----------
CONSUMER PRODUCTS & SERVICES -- 2.4%
  Aaron Rents, Inc. .......................................         80,100         1,688,508
  American Greetings Corp. (Class "A" Stock) ..............         30,100           661,297
  AptarGroup, Inc. ........................................         58,080         3,031,776
  Aviall, Inc.* ...........................................        103,281         2,974,493
  Dollar Thrifty Automotive Group, Inc.* ..................         56,800         2,048,776
  Electro Rental Corp.* ...................................         22,200           331,002
  Interpool, Inc. .........................................         29,100           549,408
  Jacuzzi Brands, Inc.* ...................................        123,900         1,040,760
  Jakks Pacific, Inc. (a) .................................         61,100         1,279,434
  K2, Inc.* ...............................................         76,500           773,415
  Regis Corp. .............................................         64,060         2,470,794
  Rent-Way, Inc.* .........................................         83,300           532,287
  Steinway Musical Instruments, Inc.*                               28,500           727,035
  Tupperware Corp. ........................................        132,000         2,956,800
  Universal Corp. .........................................         97,800         4,240,608
  Water Pik Technologies, Inc.* ...........................         16,200           347,814
                                                                                 -----------
                                                                                  25,654,207
                                                                                 -----------
CONTAINERS & PACKAGING -- 0.7%
  Bemis Co., Inc. .........................................         40,150         1,118,981
  Chesapeake Corp. ........................................         62,200         1,056,156
  Greif, Inc. (Class "A" Stock) ...........................         26,000         1,723,280
  Silgan Holdings, Inc. ...................................         94,500         3,413,340
                                                                                 -----------
                                                                                   7,311,757
                                                                                 -----------
DIVERSIFIED OPERATIONS -- 0.3%
  Walter Industries, Inc. .................................         64,200         3,192,024
                                                                                 -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.8%
  Aeroflex, Inc.* .........................................        129,980         1,397,285
  Anixter International, Inc. .............................         37,500         1,467,000
  Arris Group, Inc.* ......................................        127,910         1,211,308
  Avnet, Inc.* ............................................         67,960         1,626,963
  Axsys Technologies, Inc. ................................         37,455           672,317
  Bel Fuse, Inc. (Class "A" Stock) ........................         24,700           785,460
  Bel Fuse, Inc. (Class "B" Stock) ........................          6,700           213,060
  Belden CDT, Inc. ........................................         62,810         1,534,448
  Benchmark Electronics, Inc.* ............................         75,864         2,551,306
  C-COR, Inc. .............................................        128,200           623,052
  Checkpoint Systems, Inc. ................................         35,600           877,540
  Coherent, Inc.* .........................................         71,890         2,133,695
  CTS Corp. ...............................................         80,700           892,542
  Dendrite International, Inc.* ...........................         27,500           396,275
  EDO Corp. ...............................................         31,340           848,060
  Electro Scientific Industries, Inc.* ....................         23,000           555,450
  Electronics For Imaging, Inc.* ..........................         33,400           888,774
  Epiq Systems, Inc* ......................................         29,100           539,514
  ESCO Technologies, Inc.* ................................         14,900           662,901
  Genesis Microchip, Inc. .................................         36,400           658,476
  Hypercom Corp.* .........................................         20,400           130,356
  Idacorp, Inc. ...........................................        127,578         3,738,036
  Littelfuse, Inc.* .......................................         48,790         1,329,528
  Methode Electronics, Inc. (Class "A" Stock) .............         44,130           439,976
  Pericom Semiconductor Corp.* ............................         16,700           133,099
  Synopsys, Inc. ..........................................         66,390         1,331,783
  Sypris Solutions, Inc. ..................................         30,400           303,392
  Tektronix, Inc. .........................................         30,100           849,121
  TTM Technologies, Inc.* .................................         20,800           195,520
  Woodhead Industries, Inc. ...............................         36,300           503,481
                                                                                 -----------
                                                                                  29,489,718
                                                                                 -----------
ENTERTAINMENT & LEISURE -- 0.5%
  Alliance Gaming Corp. ...................................         93,210         1,213,594
  Carmike Cinemas, Inc. ...................................         44,817         1,136,559
  Isle of Capri Casinos, Inc.*(a) .........................         19,800           482,328
  Marinemax, Inc.* ........................................         28,579           902,239
  Movie Gallery, Inc. .....................................         13,600            76,296
  Six Flags, Inc.*(a) .....................................         62,500           481,875
  Steiner Leisure Ltd. ....................................         25,500           906,780
                                                                                 -----------
                                                                                   5,199,671
                                                                                 -----------
ENVIRONMENTAL SERVICES -- 0.2%
  Tetra Tech, Inc.* .......................................         98,160         1,538,167
  WCA Waste Corp.* ........................................         85,194           673,033
                                                                                 -----------
                                                                                   2,211,200
                                                                                 -----------
EQUIPMENT SERVICES -- 0.7%
  General Cable Corp.* ....................................         55,900         1,101,230
  Global Imaging Systems, Inc.* ...........................          6,000           207,780
  RPC, Inc. ...............................................         24,850           654,549
  United Rentals, Inc.* ...................................        140,136         3,277,781
  Universal Compression Holdings, Inc.* ...................         20,300           834,736
  Watsco, Inc. ............................................         17,000         1,016,770
                                                                                 -----------
                                                                                   7,092,846
                                                                                 -----------
FARMING & AGRICULTURE -- 0.1%
  Alliance One International, Inc. ........................        151,900           592,410
                                                                                 -----------
FINANCIAL - BANK & TRUST -- 10.6%
  Accredited Home Lenders Holding Co.*(a) .................         32,800         1,626,224
  Amcore Financial, Inc. ..................................         92,075         2,800,001
  AmericanWest Bancorp.* ..................................         13,700           323,731
  Ameris Bancorp. .........................................         20,520           407,117
  Associated Banc-Corp ....................................         31,040         1,010,352
  Bancfirst Corp. .........................................          9,400           742,600
  Banctrust Financial......................................          9,100           182,910
  Bank Mutual Corp. .......................................        132,600         1,405,560
  Bank of The Ozarks, Inc. (a) ............................         22,400           826,560
  BankAtlantic Bancorp, Inc. (Class "A" Stock) ............        219,640         3,074,960
  Bankunited Financial Corp.* .............................         43,900         1,166,423
  Banner Corp. ............................................         11,500           358,800
  Capital Bancorp Ltd. ....................................         22,400           838,656
  Capital Corp of The West ................................         13,620           441,969
  Capital Crossing Bank ...................................          1,900            63,460

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B30

                 ----------------------------------------------
                   AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                    SHARES        (NOTE 2)
                                                                   -------      ------------
COMMON STOCKS (CONTINUED)

FINANCIAL - BANK & TRUST (CONT'D.)
   Cardinal Financial Corp.* ..............................        106,360      $  1,169,960
   Cascade Financial Corp. ................................            600            10,652
   Cathay General Bancorp .................................         24,300           873,342
   Central Pacific Financial Corp.* .......................         79,300         2,848,456
   Chemical Financial Corp.................................         44,585         1,416,019
   City Bank/Lynnwood WA ..................................          1,300            46,241
   City Holding Co. .......................................         26,300           945,485
   Colonial Bancgroup, Inc. ...............................         78,300         1,865,106
   Columbia Banking System, Inc. ..........................         21,700           619,535
   Commercial Capital Bancorp, Inc. .......................         30,400           520,448
   Community Bank System, Inc. ............................         48,200         1,086,910
   Community Trust Bancorp, Inc. ..........................         19,042           585,541
   Corus Bankshares, Inc. (a) .............................         86,100         4,844,847
   Cullen/Frost Bankers, Inc. .............................         62,400         3,349,632
   EuroBancshares, Inc.* ..................................         44,400           629,148
   Financial Institutions, Inc. ...........................          5,400           105,948
   First Bancorp. (Puerto Rico) ...........................         56,900           706,129
   First Charter Corp. ....................................         26,500           626,990
   First Citizens BancShares, Inc. (Class "A" Stock) ......          9,700         1,691,874
   First Financial Bancorp ................................         66,280         1,161,226
   First Financial Holdings, Inc. .........................         13,100           402,432
   First Midwest Bancorp, Inc. (IL) .......................         44,230         1,550,704
   First Niagara Financial Group, Inc. ....................        181,817         2,630,892
   First Oak Brook Bancshares, Inc. .......................          9,800           273,910
   First Place Financial Corp. (OH) .......................         32,100           772,005
   First Republic Bank (CA) ...............................         55,650         2,059,606
   First State Bancorporation .............................         26,800           642,932
   FirstFed Financial Corp.* ..............................         37,300         2,033,596
   FirstMerit Corp. .......................................         50,790         1,315,969
   Flagstar Bancorp, Inc. .................................         53,100           764,640
   FNB Co. ................................................          7,300           223,891
   Gold Banc Corp., Inc.    ...............................        142,700         2,599,994
   Great Southern Bancorp, Inc. ...........................         17,800           491,458
   Greater Bay Bancorp. ...................................        119,150         3,052,623
   Hancock Holding Co. ....................................         43,330         1,638,307
   IBERIABANK Corp.  ......................................         77,725         3,964,752
   Independent Bank Corp. (MA) ............................         65,000         1,854,450
   Independent Bank Corp. (MI) ............................        106,447         2,898,552
   International Bancshares Corp. .........................          6,653           195,332
   Irwin Financial Corp.  .................................        114,374         2,449,891
   MAF Bancorp, Inc. ......................................         79,810         3,302,538
   MainSource Financial Group, Inc. .......................         13,115           234,103
   MB Financial, Inc. .....................................         13,200           467,280
   Mercantile Bank Corp. ..................................         22,445           864,132
   Mid-State Bancshares ...................................         44,400         1,187,700
   Nara Bancorp, Inc. .....................................          5,600            99,568
   Ocwen Financial Corp.* .................................         51,300           446,310
   Old Second Bancorp, Inc. ...............................          9,800           299,586
   Oriental Financial Group, Inc. .........................         47,720           589,819
   Pacific Capital Bancorp ................................         61,100         2,173,938
   Peoples Bancorp, Inc. ..................................         12,900           368,037
   PFF Bancorp, Inc. ......................................         21,740           663,505
   Prosperity Bancshares, Inc. ............................         30,000           862,200
   Provident Bankshares Corp. .............................         44,000         1,485,880
   R&G Financial Corp. (Class "B" Stock) ..................         74,600           984,720
   Rainier Pacific Financial Group, Inc.                            39,370           630,318
   Republic Bancorp, Inc. (KY) (Class "A" Stock) ..........          9,780           209,781
   Republic Bancorp, Inc. (MI) ............................        290,373         3,455,439
   Royal Bancshares of Pennsylvania, Inc.
     (Class "A" Stock) ....................................         13,625           315,559
   SCBT Financial Corp. ...................................          9,455           315,986
   Security Bank Corp. (GA) ...............................         25,400           591,566
   Sierra Bancorp. ........................................          2,800            63,812
   Simmons First National Corp. (Class "A" Stock) .........         19,000           526,300
   Southside Bancshares, Inc. .............................         19,630           396,526
   Southwest Bancorp, Inc. ................................         14,900           298,000
   Sterling Bancorp  ......................................         14,700           290,031
   Sterling Financial Corp. (PA) ..........................         48,450           959,310
   Sterling Financial Corp. (WA)* .........................        177,560         4,435,449
   Summit Bancshares, Inc. ................................         42,200           758,756
   Sun Bancorp, Inc.* .....................................         12,590           248,652
   SVB Financial Group* ...................................          7,300           341,932
   Taylor Capital Group, Inc. .............................         24,700           997,880
   The South Financial Group, Inc. ........................         23,100           636,174
   TierOne Corp. ..........................................         39,900         1,173,459
   Trico Bancshares  ......................................         16,800           392,952
   UMB Financial Corp. ....................................         37,470         2,394,708
   Umpqua Holdings Corp.  .................................         69,800         1,991,394
   United Bancshares, Inc. ................................         46,300         1,631,612
   Webster Financial Corp. ................................         10,100           473,690
   West Coast Bancorp  ....................................        104,300         2,758,735
   Western Sierra Bancorp* ................................          8,100           294,759
   Zions Bancorporation  ..................................            521            39,367
                                                                                ------------
                                                                                 112,840,211
                                                                                ------------
FINANCIAL - BROKERAGE -- 0.6%
   Charter Municipal Mortgage
      Acceptance Co. ......................................         47,500         1,006,050
   Greenhill & Co., Inc. ..................................          2,700           151,632
   Knight Trading Group, Inc. (Class "A" Stock)* ..........        152,600         1,509,214
   LaBranche & Co., Inc.*(a) ..............................         36,200           365,982
   Piper Jaffray Cos., Inc.*  .............................         14,000           565,600
   Sterling Banchares, Inc. (TX) ..........................         77,000         1,188,880
   Texas Regional Bancshares, Inc. ........................
      (Class "A" Stock) ...................................         52,200         1,477,260
                                                                                ------------
                                                                                   6,264,618
                                                                                ------------
FINANCIAL SERVICES -- 3.3%
   Advanta Corp. (Class "B" Stock) ........................         95,784         3,107,233
   Affiliated Managers Group, Inc.* .......................         18,678         1,498,909
   Assured Guaranty Ltd. ..................................         43,282         1,098,930
   Dime Community Bancshares  .............................        141,864         2,072,633
   Doral Financial Corp.  .................................         62,600           663,560
   Federal Agricultural Mortgage Corp. ....................
      (Class "C" Stock) ...................................         12,300           368,139
   Financial Federal Corp. (a) ............................         41,000         1,822,450
   Fremont General Corp. ..................................         77,600         1,802,648
   Hanmi Financial Corp. ..................................        233,800         4,175,668
   Investment Technology Group, Inc.* .....................         63,120         2,236,973
   Investors Financial Services Corp. .....................          5,100           187,833
   ITLA Capital Corp.*  ...................................         12,600           615,510

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B31

                 ----------------------------------------------
                   AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                                    SHARES         (NOTE 2)
                                                                   -------       -----------
COMMON STOCKS (CONTINUED)

FINANCIAL SERVICES (CONT'D.)
   Lakeland Financial Corp. ...............................          2,800       $   113,064
   MBT Financial Corp. ....................................         16,200           262,440
   Partners Trust Financial Group, Inc. ...................         95,600         1,151,980
   Portfolio Recovery Associates, Inc.* ...................          3,900           181,116
   Raymond James Financial, Inc. ..........................         28,350         1,067,945
   Santander Bancorp ......................................          5,500           138,160
   Signature Bank* ........................................         70,410         1,976,409
   Technology Investment Capital Corp. ....................        148,115         2,236,536
   Trustmark Corp. ........................................         41,002         1,126,325
   W Holding Co., Inc. ....................................        123,712         1,018,150
   Whitney Holdings Corp.  ................................         39,672         1,093,360
   World Acceptance Corp.* ................................        129,691         3,696,193
   WSFS Financial Corp. ...................................         21,000         1,286,250
                                                                                 -----------
                                                                                  34,998,414
                                                                                 -----------
FOOD -- 1.6%
   Chiquita Brands International, Inc.* ...................         95,500         1,910,955
   Corn Products International, Inc. ......................        178,354         4,260,877
   Del Monte Foods Co.* ...................................         99,100         1,033,613
   Flowers Foods, Inc. ....................................         34,500           950,820
   Gold Kist, Inc.* .......................................         18,200           272,090
   Great Atlantic & Pacific Tea Co.,
      Inc.*(a) ............................................         35,400         1,125,012
   J & J Snack Foods Corp. ................................         30,278         1,798,816
   Nash Finch Co. .........................................         15,400           392,392
   Premium Standard Farms, Inc. ...........................         47,216           706,351
   Ralcorp Holdings, Inc. .................................         54,590         2,178,687
   Ruddick Corp. ..........................................         14,600           310,688
   Sanderson Farms, Inc. ..................................         42,600         1,300,578
   Smart & Final, Inc.* ...................................         53,900           694,232
                                                                                 -----------
                                                                                  16,935,111
                                                                                 -----------
FURNITURE -- 0.1%
   Furniture Brands International, Inc.  .                          39,200           875,336
   Kimball International, Inc.
      (Class "B" Stock) ...................................         45,100           479,413
                                                                                 -----------
                                                                                   1,354,749
                                                                                 -----------
HEALTH CARE SERVICES -- 1.1%
   AMERIGROUP Corp.* ......................................         23,700           461,202
   Apria Healthcare Group, Inc.*  .........................         23,400           564,174
   Cross Ctry, Inc* .......................................         41,400           736,092
   Gentiva Health Services, Inc.* .........................         27,500           405,350
   Kindred Healthcare, Inc.*  .............................         80,185         2,065,565
   LifePoint Hospitals, Inc.* .............................         16,190           607,125
   Magellan Health Services, Inc.* ........................         16,700           525,215
   National Dentex Corp.* .................................         27,470           619,174
   Pediatrix Medical Group, Inc.* .........................         20,500         1,815,685
   Rehabcare Group, Inc.* .................................         31,300           632,260
   Res-Care, Inc.*  .......................................         79,716         1,384,667
   Triad Hospitals, Inc.*  ................................         20,090           788,131
   Universal Health Services, Inc. ........................
      (Class "B" Stock) ...................................         24,300         1,135,782
                                                                                 -----------
                                                                                  11,740,422
                                                                                 -----------
HOTELS & MOTELS -- 0.4%
   Ameristar Casinos, Inc. ................................         69,948         1,587,820
   Aztar Corp.*  ..........................................         23,500           714,165
   Host Marriot Corp. .....................................         28,600           541,970
   La Quinta Corp.* .......................................        150,660         1,678,352
                                                                                 -----------
                                                                                   4,522,307
                                                                                 -----------
INDUSTRIAL PRODUCTS -- 1.5%
   Actuant Corp. (Class "A" Stock) (a) ....................         25,600         1,428,480
   Acuity Brands, Inc. ....................................         87,730         2,789,814
   AMCOL International Corp. ..............................         38,906           798,351
   Barnes Group, Inc. .....................................         74,300         2,451,900
   Crane Co. ..............................................         27,800           980,506
   EnPro Industries, Inc.* ................................         35,200           948,640
   Hexel Corp.*  ..........................................        118,514         2,139,178
   Hughes Supply, Inc. ....................................         34,270         1,228,580
   Robbins & Myers, Inc. ..................................         50,420         1,026,047
   Watts Water Technologies, Inc. .........................
      (Class "A" Stock) ...................................         30,400           920,816
   WESCO International, Inc.* .............................         26,210         1,119,953
                                                                                 -----------
                                                                                  15,832,265
                                                                                 -----------
INSURANCE -- 4.8%
   American Equity Investment Life
      Holding Co. .........................................        158,606         2,069,808
   American Physicians Capital, Inc. ......................          9,400           430,426
   Arch Capital Group Ltd.* ...............................         11,278           617,470
   Argonaut Group, Inc.*  .................................        105,776         3,466,280
   Baldwin & Lyons, Inc. (Class "B" Stock) ................         12,100           294,030
   Ceres Group, Inc.* .....................................        114,838           593,712
   CNA Financial Corp.* ...................................         32,100           467,697
   Delphi Financial Group, Inc. ...........................
      (Class "A" Stock) ...................................        111,734         5,140,881
   Direct General Corp. ...................................         27,800           469,820
   EMC Insurance Group, Inc. ..............................         15,600           311,064
   Horace Mann Educators Corp. ............................         60,010         1,137,790
   Infinity Property & Casual Corp. .......................         34,600         1,287,466
   LandAmerica Financial Group, Inc. (a) ..................         51,200         3,194,880
   Midland Co.  ...........................................         30,500         1,099,220
   Nationwide Financial Services, Inc. (Class "A" Stock) ..          5,600           246,400
   Navigators Group, Inc.* ................................         26,996         1,177,296
   Ohio Casualty Corp. ....................................         53,784         1,523,163
   Platinum Underwriters Holdings Ltd. ....................         55,310         1,718,482
   PMA Capital Corp. (Class "A" Stock)* ...................        253,200         2,311,716
   PMI Group, Inc. (The) ..................................         61,040         2,506,913
   ProAssurance Corp.* ....................................         47,700         2,320,128
   Quanta Capital Holdings Ltd.
      (Bermuda)   .........................................        197,942         1,009,504
   RLI Corp.   ............................................         32,800         1,635,736
   Safety Insurance Group, Inc.*  .........................         46,400         1,873,168
   Selective Insurance Group, Inc. ........................         45,800         2,431,980
   State Auto Financial Corp. .............................         17,000           619,820
   Stewart Information Services Corp. .....................         58,900         2,866,663
   The Phoenix Cos., Inc. .................................         29,700           405,108
   Triad Guaranty, Inc.*  .................................         13,300           585,067
   United Fire & Casualty Co. .............................         20,400           824,772
   United Insurance Cos., Inc. ............................         47,000         1,668,970
   Universal American Financial Corp.* ....................         18,700           281,996

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B32

                 ----------------------------------------------
                   AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                                    SHARES         (NOTE 2)
                                                                   -------       -----------
COMMON STOCKS (CONTINUED)

INSURANCE (CONT'D.)
   Zenith National Insurance Corp. ........................        109,950       $ 5,070,894
                                                                                 -----------
                                                                                  51,658,320
                                                                                 -----------
INTERNET SERVICES -- 0.6%
   Adaptec, Inc.*  ........................................        220,466         1,283,112
   aQuantive, Inc.*  ......................................         13,000           328,120
   Ariba, Inc.* ...........................................         24,400           179,340
   EarthLink, Inc.*(a)  ...................................         75,300           836,583
   eSpeed, Inc. (Class "A" Stock) .........................          6,000            46,260
   InfoSpace, Inc.*  ......................................         20,300           524,146
   Internet Security Systems, Inc.* .......................          8,000           167,600
   Interwoven, Inc.*  .....................................         49,700           420,959
   Ipass, Inc. ............................................         39,100           256,496
   McAfee, Inc.* ..........................................         16,900           458,497
   ProQuest Co.* ..........................................         13,600           379,576
   Stellent, Inc.* ........................................         88,428           878,090
   United Online, Inc.* ...................................         86,300         1,227,186
                                                                                 -----------
                                                                                   6,985,965
                                                                                 -----------
MACHINERY & EQUIPMENT -- 4.5%
   AGCO Corp. .............................................        127,100         2,106,047
   Alamo Group, Inc. ......................................          9,800           200,900
   Albany International Corp.
      (Class "A" Stock) ...................................         25,200           911,232
   Applied Industrial Technologies, Inc.                           214,000         7,209,660
   Astec Industries, Inc.* ................................         13,500           440,910
   Briggs & Stratton Corp. ................................         67,070         2,601,645
   Cascade Corp. ..........................................         26,300         1,233,733
   Federal Signal Corp. ...................................         82,980         1,245,530
   Flowserve Corp.*  ......................................         25,200           996,912
   Gardener Denver, Inc. ..................................          6,100           300,730
   Gehl Co.*  .............................................         13,200           346,500
   IDEX Corp. .............................................         24,500         1,007,195
   JLG Industries, Inc. ...................................        158,500         7,237,110
   Kadant, Inc.*  .........................................        103,580         1,916,230
   Kennametal, Inc. .......................................         83,064         4,239,586
   Lennox International, Inc. .............................        109,900         3,099,180
   Lone Star Technologies, Inc.* ..........................         23,600         1,219,176
   Nacco Industries, Inc. (Class "A" Stock) ...............         13,000         1,522,950
   Regal-Beloit Corp. .....................................         57,850         2,047,890
   Sauer-Danfoss, Inc.  ...................................         52,500           987,525
   Smith, (A.O.) Corp. ....................................         68,380         2,400,138
   Snap-on, Inc. ..........................................         12,600           473,256
   Tecumseh Products Co. (Class "A" Stock) ................         19,400           444,454
   Toro Co. ...............................................         54,900         2,402,973
   Wabtec Corp. ...........................................         74,423         2,001,979
                                                                                 -----------
                                                                                  48,593,441
                                                                                 -----------
MANUFACTURING -- 0.3%
   Harsco Corp. ...........................................         11,900           803,369
   Lindsay Manufacturing Co. ..............................          7,800           149,994
   Pentair, Inc. ..........................................         27,400           945,848
   Roper Industries, Inc. .................................         25,300           999,603
                                                                                 -----------
                                                                                   2,898,814
                                                                                 -----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.9%
   Alliance Imaging, Inc. .................................         48,400           287,980
   Analogic Corp. .........................................         29,500         1,411,575
   Applera Corp.- Celera Genomics Group ...................         24,500           268,520
   Bio-Rad Laboratories, Inc. (Class "A" Stock)* ..........         31,700         2,074,448
   Computer Programs and Systems, Inc. ....................         29,400         1,218,042
   CONMED Corp.* ..........................................         55,000         1,301,300
   Cypress Bioscience, Inc.* ..............................         92,900           536,962
   HealthTronics, Inc.* ...................................         37,500           286,875
   ICU Medical, Inc.* .....................................          7,900           309,759
   Invacare Corp. .........................................          6,400           201,536
   LCA-Vision, Inc. .......................................         14,900           707,899
   Mettler-Toledo International, Inc.* ....................         37,670         2,079,384
   National Dentex Corp. ..................................            400             9,016
   Neurometrix, Inc.* .....................................          2,500            68,200
   Orthofix International NV* .............................         33,180         1,323,550
   Owens & Minor, Inc. ....................................         42,440         1,168,373
   Per-Se Technologies, Inc.*(a) ..........................         84,500         1,973,920
   PSS World Medical, Inc.* ...............................         68,200         1,012,088
   STERIS Corp.* ..........................................         27,300           683,046
   SurModics, Inc.* .......................................          3,100           114,669
   Sybron Dental Specialties, Inc.* .......................         51,230         2,039,466
   Symmetry Medical, Inc. .................................         36,502           707,774
   Viasys Healthcare, Inc. ................................         15,600           400,920
                                                                                 -----------
                                                                                  20,185,302
                                                                                 -----------
METALS & MINING -- 3.4%
   Carpenter Technology ...................................         28,240         1,990,073
   CIRCOR International, Inc. .............................         76,570         1,964,786
   Commercial Metals Co. ..................................        150,580         5,652,773
   Encore Wire Corp.* .....................................         47,800         1,087,928
   Kaydon Corp. (a) .......................................        191,747         6,162,749
   Mueller Industries, Inc. ...............................         17,100           468,882
   NN, Inc. ...............................................         64,400           682,640
   NS Group, Inc.* ........................................         30,500         1,275,205
   Oregon Steel Mills, Inc.* ..............................         20,100           591,342
   Quanex Corp. ...........................................         71,850         3,590,344
   RBC Bearings, Inc. .....................................         46,868           761,605
   Reliance Steel & Aluminum Co.* .........................         50,300         3,074,336
   RTI International Metals, Inc.* ........................         18,337           695,889
   Ryerson Tull, Inc. .....................................         17,400           423,168
   Schnitzer Steel Industries, Inc. (Class "A" Stock) .....         51,584         1,577,955
   Steel Dynamics, Inc. ...................................         75,800         2,691,658
   Timken Co. .............................................         29,100           931,782
   Valmont Industries, Inc. ...............................         75,600         2,529,576
                                                                                 -----------
                                                                                  36,152,691
                                                                                 -----------
OFFICE EQUIPMENT -- 0.4%
   Alco Standard Corp. ....................................         51,900           540,279
   Ennis, Inc. ............................................         19,200           348,864
   Interface, Inc. (Class "A" Stock) ......................        116,517           957,770
   United Stationers, Inc.* ...............................         61,100         2,963,350
                                                                                 -----------
                                                                                   4,810,263
                                                                                 -----------
OIL & GAS -- 5.0%
   AGL Resources, Inc. ....................................         58,000         2,018,980
   Atlas America, Inc. ....................................         23,710         1,427,816

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B33

                 ----------------------------------------------
                   AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                                    SHARES         (NOTE 2)
                                                                   -------       -----------
COMMON STOCKS (CONTINUED)

OIL & GAS (CONT'D.)
   Berry Petroleum Co. (Class "A" Stock) ..................         31,370       $ 1,794,364
   Cal Dive International, Inc.* ..........................         20,100           721,389
   Callon Petroleum Co.* ..................................         18,400           324,760
   Cimarex Energy Co. .....................................         96,826         4,164,486
   Comstock Resources, Inc.* ..............................         54,500         1,662,795
   Denbury Resources, Inc. ................................         34,700           790,466
   Energy Partners Ltd.* ..................................         46,300         1,008,877
   Giant Industries, Inc.* ................................         14,000           727,440
   Goodrich Petroleum Corp.* ..............................         34,665           871,825
   Hanover Compressor Co.* ................................         30,000           423,300
   Harvest Natural Resources, Inc.* .......................         42,600           378,288
   Houston Exploration Co.* ...............................         36,400         1,921,920
   KCS Energy, Inc.* ......................................         43,945         1,064,348
   National-Oilwell Varco, Inc.* ..........................         15,900           996,930
   Nicor, Inc. ............................................         59,000         2,319,290
   Northwest Natural Gas Co. ..............................         76,599         2,618,154
   Oceaneering International, Inc.* .......................          8,100           403,218
   Oil States International, Inc.* ........................         95,183         3,015,397
   Remington Oil & Gas Corp.* .............................         10,000           365,000
   Southwestern Energy Co.* ...............................         60,600         2,177,964
   St Mary Land & Exploration Co. .........................         17,800           655,218
   Stone Energy Corp.*(a) .................................         46,700         2,126,251
   Superior Well Services, Inc. ...........................          8,700           206,712
   Swift Energy Co.* ......................................         91,290         4,114,440
   TEL Offshore Trust* ....................................              7                81
   Todco (Class "A" Stock)* ...............................        135,400         5,153,324
   Union Drilling, Inc.*(a) ...............................         45,184           656,523
   Unit Corp.* ............................................         21,033         1,157,446
   Veritas DGC, Inc. ......................................         72,274         2,565,004
   Vintage Petroleum, Inc. ................................          8,860           472,504
   W-H Energy Services, Inc.* .............................         73,120         2,418,810
   WGL Holdings, Inc. .....................................         30,530           917,732
   Whiting Petroleum Corp.* ...............................         31,378         1,255,120
   XTO Energy, Inc. .......................................         19,800           870,012
                                                                                 -----------
                                                                                  53,766,184
                                                                                 -----------
PAPER & FOREST PRODUCTS -- 1.0%
   Bowater, Inc. ..........................................         22,510           691,507
   Neenah Paper, Inc. .....................................         34,420           963,760
   Pope & Talbot, Inc. ....................................         42,300           352,359
   Rock-Tenn Co. (Class "A" Stock) ........................         59,800           816,270
   Schweitzer-Manduit International, Inc. .................         86,790         2,150,656
   Smurfit-Stone Container Corp. ..........................         80,100         1,135,017
   Universal Forest Products, Inc. ........................         79,500         4,392,375
   Wausau-Mosinee Paper Corp. .............................         57,900           686,115
                                                                                 -----------
                                                                                  11,188,059
                                                                                 -----------
PERSONAL SERVICES -- 0.5%
   Alderwoods Group, Inc. .................................         41,300           655,431
   CompuCredit Corp.*(a) ..................................         43,600         1,677,728
   Geo Group, Inc.* .......................................         49,400         1,132,742
   Stewart Enterprises, Inc. (Class "A" Stock) ............        226,300         1,224,283
   Volt Information Sciences, Inc.* .......................         14,500           275,790
                                                                                 -----------
                                                                                   4,965,974
                                                                                 -----------
PETROLEUM EXPLORATION & PRODUCTION -- 0.1%
   Newfield Exploration Co.* ..............................         13,100           655,917
                                                                                 -----------

PHARMACEUTICALS -- 0.9%
   Adolor Corp.* ..........................................         43,800           639,480
   Alexion Pharmaceuticals, Inc.*(a) ......................         35,500           718,875
   Alpharma, Inc. (Class "A" Stock) .......................         40,500         1,154,655
   Andrx Corp.* ...........................................         43,330           713,645
   Atherogenics, Inc. (a) .................................         39,700           794,397
   AVANIR Pharmaceuticals (Class "A" Stock)* ..............        366,700         1,261,448
   Bentley Pharmaceuticals ................................         51,600           846,756
   Myogen, Inc. ...........................................         29,500           889,720
   United Therapeutics Corp.* .............................         11,500           794,880
   Valeant Pharmaceuticals International ..................         22,800           412,224
   Vertex Pharmaceuticals, Inc. ...........................         71,800         1,986,706
                                                                                 -----------
                                                                                  10,212,786
                                                                                 -----------
PRINTING & PUBLISHING -- 0.9%
   Banta Corp. (a) ........................................         74,030         3,686,694
   Cadmus Communications Corp. ............................         21,329           429,353
   Consolidated Graphics, Inc.* ...........................         13,600           643,824
   Courier Corp. ..........................................         26,254           901,562
   Journal Register Co.* ..................................         24,800           370,760
   PRIMEDIA, Inc.* ........................................        176,100           283,521
   Scholastic Corp.* ......................................         57,200         1,630,772
   Valassis Communications, Inc.* .........................         64,860         1,885,480
                                                                                 -----------
                                                                                   9,831,966
                                                                                 -----------
RAILROADS -- 0.5%
   Genesee & Wyoming, Inc. (Class "A" Stock)* .............        105,449         3,959,610
   RailAmerica, Inc.* .....................................         85,200           936,348
                                                                                 -----------
                                                                                   4,895,958
                                                                                 -----------
REAL ESTATE INVESTMENT TRUST -- 9.4%
   Alexandria Real Estate Equities, Inc. ..................          9,864           794,052
   American Home Mortgage Investment, Corp. ...............        112,400         3,660,868
   American Land Lease, Inc. ..............................         12,800           302,976
   Annaly Mortgage Management, Inc. (a)  ..................         49,300           539,342
   Anthracite Capital, Inc. ...............................        243,100         2,559,843
   Arbor Realty Trust, Inc. ...............................         40,960         1,061,683
   Boykin Lodging Co.* ....................................         26,100           318,942
   Capital Trust, Inc. (Class "A" Stock) ..................         23,200           679,296
   CarrAmerica Realty Corp. ...............................        183,700         6,361,531
   Corporate Office Properties Trust ......................         57,770         2,053,146
   Cousins Properties, Inc. ...............................         21,400           605,620
   Duke Realty Corp. ......................................          9,000           300,600
   ECC Capital Corp. ......................................        252,625           570,933
   Education Realty Trust, Inc. ...........................        127,970         1,649,533
   Equity Inns, Inc. ......................................        288,920         3,914,866
   Equity One, Inc. .......................................         97,810         2,261,367
   Extra Space Storage, Inc. ..............................         25,700           395,780
   FelCor Lodging Trust, Inc.* ............................        110,900         1,908,589
   First Potomac Realty Trust .............................         21,900           582,540
   Glenborough Realty Trust, Inc. .........................         53,600           970,160
   Government Properties Trust, Inc. ......................         77,200           720,276
   IMPAC Mortgage Holdings, Inc. (a) ......................        100,400           944,764
   Innkeepers USA Trust ...................................        215,600         3,449,600
   Jones Lang Lasalle, Inc.* ..............................         32,600         1,641,410
   Kilroy Realty Corp. ....................................         92,100         5,700,990

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B34

                 ----------------------------------------------
                   AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                    SHARES        (NOTE 2)
                                                                   -------      ------------
COMMON STOCKS (CONTINUED)

REAL ESTATE INVESTMENT TRUST (CONT'D.)
   LaSalle Hotel Properties (a) ...........................         64,000      $  2,350,080
   Lexington Corp. Properties Trust .......................        272,800         5,810,640
   Liberty Property Trust .................................          8,000           342,800
   LTC Properties, Inc.  ..................................         54,000         1,135,620
   Maguire Properties, Inc.*  .............................         34,800         1,075,320
   Meristar Hospitality Corp.*  ...........................        476,180         4,476,092
   MFA Mortgage Investments, Inc. .........................         70,300           400,710
   Mid-America Apartment Communities, Inc. ................        139,400         6,760,900
   National Health Investors, Inc. ........................        125,800         3,265,768
   Northstar Realty Finance Corp. .........................         59,750           608,853
   Novastar Financial, Inc. (a) ...........................         32,300           907,953
   Pan Pacific Retail Properties, Inc. ....................         11,000           735,790
   Parkway Properties, Inc. ...............................         30,000         1,204,200
   Pennsylvania Real Estate Investment Trust ..............        125,900         4,703,624
   Post Properties, Inc. ..................................         83,500         3,335,825
   RAIT Investment Trust ..................................         97,600         2,529,792
   Republic Property Trust* ...............................         65,769           789,228
   Saul Centers, Inc. .....................................         60,700         2,191,270
   Saxon Capital, Inc. ....................................         82,613           936,005
   Senior Housing Properties Trust ........................        128,200         2,167,862
   Sirva, Inc. ............................................        135,700         1,085,600
   SL Green Realty Corp. ..................................         23,890         1,824,957
   Sunstone Hotel Investors, Inc. .........................        135,400         3,597,578
   Taubman Centers, Inc. ..................................         37,400         1,299,650
   Urstadt Biddle Properties (Class "A" Stock) ............         13,700           222,077
   Ventas, Inc. ...........................................         39,900         1,277,598
   Winston Hotels, Inc. ...................................        103,030         1,019,997
                                                                                ------------
                                                                                 100,004,496
                                                                                ------------
REGISTERED INVESTMENT COMPANIES -- 0.9%
   Ishares Nasdaq Biotech Index (a) .......................          9,700           749,228
   Ishares Russell 2000 Value Index
      Fund (a) ............................................         58,000         3,823,940
   Ishares S&P Smallcap 600 Barra
      Value Index Fund (a) ................................         76,770         4,904,068
                                                                                ------------
                                                                                   9,477,236
RESTAURANTS -- 1.0%
   Applebee's International, Inc. .........................         44,490         1,005,029
   Bob Evans Farms, Inc. ..................................          4,400           101,464
   Brinker International, Inc.* ...........................         22,470           868,690
   Jack in the Box, Inc.* .................................         68,300         2,385,719
   Landry's Restaurants, Inc. .............................         99,300         2,652,303
   Luby's, Inc.* ..........................................         31,900           424,270
   O' Charleys, Inc.* .....................................         42,800           663,828
   Papa John's International, Inc.* .......................         16,500           978,615
   Ruby Tuesday, Inc. .....................................         47,522         1,230,345
   Ryan's Restaurant Group, Inc.* .........................         14,900           179,694
                                                                                ------------
                                                                                  10,489,957
                                                                                ------------
RETAIL & MERCHANDISING -- 4.1%
   Ann Taylor Stores Corp. ................................         23,248           802,521
   Buckle, Inc. (The) .....................................         12,700           409,448
   Build-A-Bear Workshop, Inc.*(a) ........................         17,600           521,664
   Casey's General Stores, Inc. ...........................        131,026         3,249,445
   Cash America International, Inc. .......................        127,300         2,952,087
   Cato Corp. (Class "A" Stock) ...........................         44,900           963,105
   Charming Shoppes, Inc.* ................................        408,900         5,397,480
   Deb Shops, Inc. ........................................         12,800           380,544
   Dillard's, Inc. (Class "A" Stock) (Ghana) ..............         20,200           501,364
   Dress Barn, Inc.* ......................................         74,750         2,886,097
   Foot Locker, Inc. ......................................         85,780         2,023,550
   Genesco, Inc.*(a) ......................................         27,000         1,047,330
   Jo-Ann Stores, Inc.* ...................................         36,200           427,160
   Leapfrog Enterprises, Inc.*(a) .........................         30,000           349,500
   Linens 'n Things, Inc.* ................................         19,100           508,060
   Lithia Motors, Inc. (Class "A" Stock) ..................        148,100         4,656,264
   Longs Drug Stores Corp. ................................         13,950           507,641
   Men's Wearhouse, Inc. (The)* ...........................         46,030         1,355,123
   Movado Group, Inc. .....................................         25,200           461,160
   Oxford Industries, Inc. ................................          5,500           300,850
   Pantry, Inc. (The)* ....................................         14,900           700,151
   Pathmark Stores, Inc.* .................................         90,885           907,941
   Paxar Corp.* ...........................................         82,310         1,615,745
   Payless Shoesource, Inc.* ..............................         56,400         1,415,640
   Perry Ellis International, Inc. ........................         12,000           228,000
   RC2 Corp.* .............................................         39,000         1,385,280
   Russell Corp. ..........................................         83,430         1,122,968
   School Specialty, Inc.* ................................         54,480         1,985,251
   Sports Authority, Inc. (The) ...........................         31,421           978,136
   Stage Stores, Inc.* ....................................         70,500         2,099,490
   United Auto Group, Inc. ................................         16,500           630,300
   West Marine, Inc. (a) ..................................         47,463           663,533
   Zale Corp.* ............................................         33,600           845,040
                                                                                ------------
                                                                                  44,277,868
                                                                                ------------
SEMICONDUCTORS -- 2.5%
   Actel Corp. ............................................         49,200           626,316
   AMIS Holdings, Inc.* ...................................         31,300           333,345
   Amkor Technology, Inc. (a) .............................         41,100           230,160
   Applied Micro Circuits Corp.* ..........................        218,300           561,031
   Asyst Technologies, Inc. ...............................        119,000           680,680
   ATI Technologies, Inc.* ................................         43,400           737,366
   Axcelis Technologies, Inc.* ............................        201,870           962,920
   Brooks Automation, Inc.* ...............................         70,221           879,869
   Cirrus Logic, Inc.* ....................................         73,100           488,308
   Cohu, Inc. .............................................         33,600           768,432
   Credence Systems Corp.* ................................        103,900           723,144
   Cypress Semiconductor Corp.* ...........................         68,089           970,268
   DSP Group, Inc.* .......................................         29,000           726,740
   Emulex Corp.* ..........................................         25,700           508,603
   Entegris, Inc.* ........................................        293,163         2,761,595
   Exar Corp.* ............................................         56,000           701,120
   Fairchild Semiconductor International, Inc.* ...........        196,350         3,320,278
   Integrated Device Technology, Inc. .....................        203,637         2,683,936
   Integrated Silicon Solution, Inc.* .....................         39,600           255,024
   Kulicke & Soffa Industries, Inc. .......................         53,400           472,056
   Lattice Semiconductor Corp.* ...........................         81,900           353,808
   Mattson Technology, Inc. ...............................         77,347           778,111
   MKS Instruments, Inc.* .................................         57,100         1,021,519
   MRV Communications, Inc.* ..............................         39,700            81,385

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B35

                 ----------------------------------------------
                   AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                  VALUE
                                                                    SHARES       (NOTE 2)
                                                                   -------    --------------
COMMON STOCKS (CONTINUED)

SEMICONDUCTORS (CONT'D.)
   ON Semiconductor Corp.* ................................         84,000    $      464,520
   Photronics, Inc.* ......................................        110,466         1,663,618
   Richardson Electronics Ltd. ............................        117,978           855,341
   Silcon Storage Technology, Inc.* .......................         40,600           205,030
    Skyworks Solutions, Inc.* .............................         69,600           354,264
   Standard Microsystems Corp.* ...........................         32,100           920,949
   Varian Semiconductor Equipment Associates, Inc.* .......         18,600           817,098
   Vitesse Semiconductor Corp.* ...........................         64,000           122,880
                                                                              --------------
                                                                                  27,029,714
                                                                              --------------
TELECOMMUNICATIONS -- 2.7%
   Andrew Corp. ...........................................        101,909         1,093,484
   AsiaInfo Holdings, Inc.* ...............................         15,300            60,894
   Audiovox Corp. (Class "A" Stock) .......................         23,300           322,938
   Brightpoint, Inc.* .....................................         64,625         1,792,037
   Broadwing Corp. (a) ....................................         78,600           475,530
   Centennial Communications, Inc.* .......................         49,200           763,584
   Ciena Corp.* ...........................................        787,500         2,338,875
   Cincinnati Bell, Inc.* .................................        566,800         1,989,468
   Commonwealth Telephone Enterprises, Inc.* ..............         43,430         1,466,631
   CommScope, Inc. ........................................         93,819         1,888,576
   CT Communications, Inc. ................................        103,900         1,261,346
   Ditech Communications Corp.* ...........................         34,800           290,580
   Dobson Communications Corp. (Class "A" Stock)* .........        194,000         1,455,000
   Finisar Corporation*(a) ................................        178,800           371,904
   General Communication, Inc. (Class "A" Stock)* .........         48,200           497,906
   Iowa Telecommunications Services, Inc. .................         46,377           718,380
   Level 3 Communications, Inc. (a) .......................        733,400         2,104,858
   Mastec, Inc.* ..........................................         61,600           644,952
   Newport Corp.* .........................................         69,100           935,614
   North Pittsburgh Systems, Inc. .........................         23,000           434,010
   Powerwave Technologies, Inc.* ..........................        151,400         1,903,098
   Premiere Global Services, Inc.* ........................        382,993         3,113,733
   RF Micro Devices, Inc. .................................        175,200           947,832
   Sycamore Networks, Inc. ................................         75,800           327,456
   Talk America Holdings, Inc. ............................         44,500           384,035
   Time Warner Telecom, Inc. (Class "A" Stock)* ...........         73,000           719,050
   Utstarcom, Inc.*(a) ....................................         47,900           386,074
                                                                              --------------
                                                                                  28,687,845
                                                                              --------------
TRANSPORTATION -- 1.6%
   AirTran Holdings, Inc.* ................................          4,600            73,738
   Amerco .................................................         15,400         1,109,570
   Arkansas Best Corp. (a) ................................         35,300         1,541,904
   Covenant Transportation, Inc. (Class "A" Stock)* .......         29,000           405,420
   GATX Corp. .............................................         70,900         2,558,072
   Greenbrier Cos., Inc. ..................................         17,900           508,360
   Hub Group, Inc. (Class "A" Stock) ......................         16,509           583,593
   Kansas City Southern* ..................................         93,060         2,273,456
   Kirby Corp.* ...........................................         21,100         1,100,787
   Marten Transport Ltd. ..................................          8,600           156,692
   Offshore Logistics, Inc.* ..............................         32,800           957,760
   Pacer International, Inc.* .............................         31,417           818,727
   SCS Transportation, Inc.* ..............................         64,900         1,379,125
   U.S. Xpress Enterprises, Inc. (Class "A" Stock)* .......         37,200           646,536
   USA Truck, Inc. ........................................         30,459           887,271
   Werner Enterprises, Inc.* ..............................        130,957         2,579,853
                                                                              --------------
                                                                                  17,580,864
                                                                              --------------
UTILITIES -- 4.1%
   Allete, Inc. ...........................................         18,878           830,632
   American States Water Co. ..............................         16,600           511,280
   Avista Corp. ...........................................         38,000           672,980
   Black Hills Corp. ......................................         40,300         1,394,783
   California Water Service Group .........................         16,500           630,795
   Cascade Natural Gas Corp. ..............................         47,180           920,482
   CH Energy Group, Inc. ..................................         26,500         1,216,350
   Cleco Corp.* ...........................................         74,600         1,555,410
   Comfort Systems USA, Inc.* .............................        121,686         1,119,511
   El Paso Electric Co.* ..................................        119,200         2,507,968
   EMCOR Group, Inc.* .....................................         21,000         1,418,130
   MGE Energy, Inc. .......................................          5,100           172,941
   New Jersey Resources Corp. .............................        113,602         4,758,788
   Otter Tail Corp. .......................................         25,195           730,151
   PNM Resources, Inc. ....................................         95,400         2,336,346
   Sierra Pacific Resources* ..............................        457,836         5,970,182
   SJW Corp. ..............................................          5,100           232,050
   South Jersey Industries, Inc. ..........................        115,900         3,377,326
   Southwest Gas Corp.* ...................................        120,900         3,191,760
   UIL Holdings Corp. .....................................          8,300           381,717
   Unisource Energy Corp. .................................        141,500         4,414,800
   Vectren Corp. ..........................................         44,476         1,207,968
   Westar Energy, Inc. ....................................         99,590         2,141,185
   Wisconsin Energy Corp. .................................         45,420         1,774,105
                                                                              --------------
                                                                                  43,467,640
                                                                              --------------
TOTAL LONG-TERM INVESTMENTS
   (cost $967,827,754)   ..................................................    1,021,483,525
                                                                              --------------
                                                                  PRINCIPAL
    INTEREST                  MATURITY                             AMOUNT
      RATE                      DATE                                (000)
    --------                  --------                            ---------
SHORT-TERM INVESTMENTS -- 6.6%
U.S. TREASURY OBLIGATION- 0.3%
   U.S. Treasury Note
      2.875%                 11/30/06(k)(n)
   (cost $2,852,141) ......................................        $2,890          2,849,925
                                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B36

                 ----------------------------------------------
                   AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                  VALUE
                                                                    SHARES       (NOTE 2)
                                                                   -------    --------------
SHORT-TERM INVESTMENTS (CONTINUED)

MONEY MARKET MUTUAL FUND -- 6.3%
   Dryden Core Investment Fund -
     Taxable Money Market Series
     (cost $67,110,709; includes
     $67,110,709 of cash collateral
     for securities on loan)(b)(w)
     (Note4) ..............................................     67,110,709    $   67,110,709
                                                                              --------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $69,962,850) ....................................................        69,960,634
                                                                              --------------

TOTAL INVESTMENTS -- 102.2%
   (cost $1,037,790,604; Note 6) .........................................     1,091,444,159
LIABILITIES IN EXCESS OF
   OTHER ASSETS(u) -- (2.2)% .............................................       (23,667,116)
                                                                              --------------

NET ASSETS -- 100.0% .....................................................    $1,067,777,043
                                                                              ==============

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $62,780,155; cash collateral of $67,110,709
     (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k) Securities or a portion thereof with an aggregate market value of $2,849,925 have been segregated with the custodian to cover margin requirements for futures contracts open at December 31, 2005.

(n)  Rates shown are the effective yields at purchase date.

(u) Liabilities in excess of other assets includes unrealized depreciation on futures contracts as follows:

   NUMBER                                      VALUE AT         VALUE AT
    OF                          EXPIRATION      TRADE         DECEMBER 31,       UNREALIZED
 CONTRACTS          TYPE           MONTH         DATE             2005          DEPRECIATION
 ---------          ----        ----------     --------       ------------      ------------
LONG POSITIONS:
    45             Russell
                    2000          Mar 06     $15,369,900      $15,259,400        $(110,500)
                                                                                 =========

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Financial - Bank & Trust                                         10.6%
Real Estate Investment Trust                                      9.4
Money Market Mutual Fund
  (collateral received for securities on loan)                    6.3
Oil & Gas                                                         5.0
Insurance                                                         4.8
Machinery & Equipment                                             4.5
Retail & Merchandising                                            4.1
Utilities                                                         4.1
Metals & Mining                                                   3.4
Financial Services                                                3.3
Computer Services & Software                                      3.0
Electronic Components & Equipment                                 2.8
Telecommunications                                                2.7
Semiconductors                                                    2.5
Chemicals                                                         2.4
Consumer Products & Services                                      2.4
Business Services                                                 2.0
Medical Supplies & Equipment                                      1.9
Automotive Parts                                                  1.7
Food                                                              1.6
Transportation                                                    1.6
Industrial Products                                               1.5
Aerospace                                                         1.4
Health Care Services                                              1.1
Computer Hardware                                                 1.0
Construction                                                      1.0
Paper & Forest Products                                           1.0
Restaurants                                                       1.0
Airlines                                                          0.9
Building Materials                                                0.9
Pharmaceuticals                                                   0.9
Printing & Publishing                                             0.9
Registered Investment Companies                                   0.9
Clothing & Apparel                                                0.8
Containers & Packaging                                            0.7
Equipment Services                                                0.7
Broadcasting                                                      0.6
Financial - Brokerage                                             0.6
Internet Services                                                 0.6
Entertainment & Leisure                                           0.5
Personal Services                                                 0.5
Railroads                                                         0.5
Hotels & Motels                                                   0.4
Office Equipment                                                  0.4
Advertising                                                       0.3
Commercial Banks                                                  0.3
Conglomerates                                                     0.3
Diversified Operations                                            0.3
Manufacturing                                                     0.3
U.S. Treasury Obligations                                         0.3
Cable Television                                                  0.2
Commercial Services                                               0.2
Computers                                                         0.2
Environmental Services                                            0.2
Automobile Manufacturers                                          0.1
Biotechnology                                                     0.1
Computer Networking                                               0.1
Consumer Cyclicals - Motor Vehicle                                0.1
Farming & Agriculture                                             0.1
Furniture                                                         0.1
Petroleum Exploration & Production                                0.1
                                                               ------
                                                                102.2
Liabilities in excess of other assets                            (2.2)
                                                               ------
                                                                100.0%
                                                               ======

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B37

                     --------------------------------------
                       AST DeAM SMALL-CAP VALUE PORTFOLIO
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                                    SHARES         (NOTE 2)
                                                                   -------       -----------
LONG-TERM INVESTMENTS -- 97.2%
COMMON STOCKS

AEROSPACE -- 0.1%
   Kaman Corp. (Class "A" Stock) ..........................          5,900       $   116,171
                                                                                 -----------
AIRLINES -- 0.7%
   SkyWest, Inc. ..........................................         30,200           811,172
                                                                                 -----------
AUTOMOTIVE PARTS -- 0.9%
   American Axle & Manufacturing Holdings, Inc. ...........         53,300           976,989
                                                                                 -----------
BROADCASTING -- 0.3%
   Media General, Inc. ....................................          5,500           278,850
                                                                                 -----------
BUILDING MATERIALS -- 1.2%
   Genlyte Group, Inc. ....................................         24,300         1,301,751
                                                                                 -----------
BUSINESS SERVICES -- 4.1%
   Bluegreen Corp. ........................................         16,700           263,860
   Building Material Holding Corp. (a) ....................         13,900           948,119
   CSG Systems International, Inc. ........................         44,700           997,704
   FTI Consulting, Inc.* ..................................         30,900           847,896
   Lawson Software, Inc.* (a) .............................        110,400           811,440
   Sourcecorp, Inc. .......................................          5,700           136,686
   UniFirst Corp. .........................................         15,400           478,940
                                                                                 -----------
                                                                                   4,484,645
                                                                                 -----------
CHEMICALS -- 1.1%
   USEC, Inc. .............................................        103,800         1,240,410
                                                                                 -----------
CLOTHING & APPAREL -- 2.9%
   Cato Corp. (Class "A" Stock) ...........................         59,550         1,277,347
   Gymboree Corp.* ........................................          3,600            84,240
   Too, Inc.* .............................................         35,900         1,012,739
   Wolverine World Wide, Inc. .............................         32,850           737,811
                                                                                 -----------
                                                                                   3,112,137
                                                                                 -----------
COMMERCIAL SERVICES -- 0.6%
   PHH Corp.* .............................................          9,800           274,596
   Viad Corp. .............................................         13,300           390,089
                                                                                 -----------
                                                                                     664,685
                                                                                 -----------
COMPUTER HARDWARE -- 1.3%
   Imation Corp.  .........................................         10,100           465,307
   Komag, Inc.*(a) ........................................         26,600           921,956
                                                                                 -----------
                                                                                   1,387,263
                                                                                 -----------
COMPUTER SERVICES & SOFTWARE -- 3.5%
   Advanced Digital Information Corp. .....................         88,300           864,457
   Agilysys, Inc. .........................................         52,500           956,550
   Avocent Corp.* .........................................          8,900           241,991
   Covansys Corp.* ........................................         54,300           739,023
   Intergraph Corp. .......................................         10,900           542,929
   Internet Security Systems, Inc.* .......................         13,600           284,920
   MRO Software, Inc. .....................................         11,300           158,652
                                                                                 -----------
                                                                                   3,788,522
                                                                                 -----------
CONSTRUCTION -- 3.5%
   Dycom Industries, Inc.  ................................         23,800           523,600
   Granite Construction, Inc. .............................         36,800         1,321,488
   LSI Industries, Inc.  ..................................         61,700           966,222
   URS Corp.* .............................................         17,000           639,370
   WCI Communities, Inc.* .................................         13,500           362,475
                                                                               -------------
                                                                                   3,813,155
                                                                               -------------
CONSUMER CYCLICALS - LEISURE & ENTERTAINMENT -- 0.6%
   Callaway Golf Co........................................         50,400           697,536
                                                                                 -----------
CONSUMER CYCLICALS - MOTOR VEHICLE -- 1.2%
   ArvinMeritor, Inc. .....................................         88,500         1,273,515
                                                                                 -----------
CONSUMER PRODUCTS & SERVICES -- 1.1%
   Dollar Thrifty Automotive Group, Inc.*                            7,900           284,953
   Jakks Pacific, Inc. (a) ................................         45,700           956,958
                                                                                 -----------
                                                                                   1,241,911
                                                                                 -----------
CONTAINERS & PACKAGING -- 1.9%
   Rock-Tenn Co. ..........................................         42,500           580,125
   Silgan Holdings, Inc. ..................................         41,200         1,488,144
                                                                                 -----------
                                                                                   2,068,269
                                                                                 -----------
DIVERSIFIED OPERATIONS -- 0.7%
   Acuity Brands, Inc. ....................................         22,800           725,040
                                                                                 -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.3%
   Electro Rental Corp.*  .................................         29,800           444,318
   Fairchild Semiconductor International, Inc.* ...........         61,400         1,038,274
   Kopin Corp.* ...........................................         53,300           285,155
   Plexus Corp.* ..........................................         48,200         1,096,068
   Technitrol, Inc. .......................................         36,700           627,570
   The Empire District Electric Co. .......................          5,900           119,947
                                                                                 -----------
                                                                                   3,611,332
                                                                                 -----------
FARMING & AGRICULTURE -- 0.8%
   Gold Kist, Inc.* .......................................         61,000           911,950
                                                                                 -----------
FINANCIAL - BANK & TRUST -- 12.7%
   Accredited Home Lenders Holding Co.*(a) ................         17,300           857,734
   Anchor Bancorp Wisconsin, Inc. .........................          7,400           224,516
   BankAtlantic Bancorp, Inc. (Class "A" Stock) ...........         36,500           511,000
   Central Pacific Financial Corp.* .......................         50,000         1,796,000
   City Holding Co. .......................................          6,200           222,890
   Corus Bankshares, Inc. (a) .............................         28,200         1,586,814
   FirstFed Financial Corp.* ..............................         31,700         1,728,284
   Fremont General Corp. ..................................         60,200         1,398,446
   Harbor Florida Bancshares, Inc. ........................          4,600           170,430
   Oriental Financial Group ...............................         46,900           579,684
   Pacific Capital Bancorp ................................         16,000           569,280
   Partners Trust Financial Group, Inc. ...................         26,000           313,300
   PFF Bancorp, Inc. ......................................         27,950           853,034
   Prosperity Bancshares, Inc. ............................         39,200         1,126,608
   Sterling Financial Corp. (WA)* .........................         42,456         1,060,551
   TierOne Corp. ..........................................         10,400           305,864
   Umpqua Holdings Corp. ..................................         11,400           325,242
   Wesbanco, Inc. .........................................          4,000           121,640
                                                                                 -----------
                                                                                  13,751,317
                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B38

                 ----------------------------------------------
                 AST DeAM SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                                    SHARES         (NOTE 2)
                                                                   -------        ----------
COMMON STOCKS (CONTINUED)

FINANCIAL SERVICES -- 4.9%
   Apollo Investment Corp. ................................         23,800        $  426,734
   Bancfirst Corp. ........................................          7,200           568,800
   CompuCredit Corp.*(a) ..................................         25,300           973,544
   Domino's Pizza, Inc. ...................................         56,100         1,357,620
   Hanmi Financial Corp. ..................................         37,800           675,108
   ITLA Capital Corp.* ....................................          9,700           473,845
   WSFS Financial Corp. ...................................         13,300           814,625
                                                                                  ----------
                                                                                   5,290,276
                                                                                  ----------
FOOD -- 2.7%
   Chiquita Brands International, Inc.* ...................         60,400         1,208,604
   Lance, Inc. ............................................         15,200           283,176
   Nash Finch Co. .........................................         26,500           675,220
   Seaboard Corp. .........................................            500           755,500
                                                                                  ----------
                                                                                   2,922,500
                                                                                  ----------
HEALTH CARE SERVICES -- 1.5%
   Genesis HealthCare Corp.* ..............................         16,700           609,884
   Magellan Health Services, Inc.* ........................         32,400         1,018,980
                                                                                  ----------
                                                                                   1,628,864
                                                                                  ----------
INDUSTRIAL PRODUCTS -- 1.8%
   Brady Corp. (Class "A" Stock) ..........................         11,600           419,688
   Mueller Industries, Inc. ...............................          9,300           255,006
   Quanex Corp. ...........................................         25,050         1,251,749
                                                                                  ----------
                                                                                   1,926,443
                                                                                  ----------
INSURANCE -- 3.5%
   Fpic Insurance Group, Inc. .............................          5,200           180,440
   Navigators Group, Inc.* ................................         35,500         1,548,155
   Safety Insurance Group, Inc.* ..........................          6,500           262,405
   Stewart Information Services Corp. .....................          5,400           262,818
   Tower Group, Inc. ......................................         47,900         1,052,842
   Zenith National Insurance Corp. ........................         10,350           477,342
                                                                                  ----------
                                                                                   3,784,002
                                                                                  ----------
INTERNET SERVICES -- 0.5%
   RSA Security, Inc.* ....................................         16,200           181,926
   United Online, Inc.* ...................................         25,100           356,922
                                                                                  ----------
                                                                                     538,848
                                                                                  ----------
LUMBER & WOOD PRODUCTS -- 0.6%
   Universal Forest Products, Inc. ........................         12,500           690,625
                                                                                  ----------
MACHINERY & EQUIPMENT -- 1.6%
   Cascade Corp. ..........................................          7,200           337,752
   Flowserve Corp.* .......................................          9,700           383,732
   Smith, (A.O.) Corp......................................         29,400         1,031,940
                                                                                  ----------
                                                                                   1,753,424
                                                                                  ----------
METALS -- 0.7%
   Metal Management, Inc. .................................         31,800           739,668
                                                                                  ----------
METALS & MINING -- 1.9%
   Carpenter Technology ...................................         10,000           704,700
   Commercial Metals Co. ..................................         36,500         1,370,210
                                                                                  ----------
                                                                                   2,074,910
                                                                                  ----------
OFFICE EQUIPMENT -- 0.3%
   Biomed Realty Trust, Inc. ..............................          4,300           104,920
   Standard Register Co. ..................................         10,900           172,329
                                                                                  ----------
                                                                                     277,249
OIL & GAS -- 5.5%
   Cabot Oil & Gas Corp. ..................................         31,600         1,425,160
   Energy Partners Ltd.* ..................................         51,000         1,111,290
   Harvest Natural Resources, Inc.* .......................         96,100           853,368
   Penn Virginia Corp. ....................................          3,300           189,420
   Petroquest Energy, Inc.* ...............................         56,600           468,648
   Swift Energy Co.* ......................................         29,600         1,334,072
   WGL Holdings, Inc. .....................................         18,500           556,110
                                                                                  ----------
                                                                                   5,938,068
                                                                                  ----------
PERSONAL SERVICES -- 1.1%
   Alderwoods Group, Inc. .................................         73,300         1,163,271
                                                                                  ----------
PHARMACEUTICALS -- 1.6%
   Albany Molecular Research, Inc. ........................         71,400           867,510
   Alpharma, Inc. (Class "A" Stock) .......................         30,700           875,257
                                                                                  ----------
                                                                                   1,742,767
                                                                                  ----------
PRINTING & PUBLISHING -- 1.0%
   Banta Corp. ............................................          2,500           124,500
   Scholastic Corp.* ......................................         35,500         1,012,105
                                                                                  ----------
                                                                                   1,136,605
                                                                                  ----------
REAL ESTATE INVESTMENT TRUST -- 9.9%
   Alexandria Real Estate Equities, Inc. ..................          6,200           499,100
   American Home Mortgage Investment Corp. ................          8,900           289,873
   Brandywine Realty Trust ................................         17,000           474,470
   Colonial Properties Trust ..............................         12,100           507,958
   Commercial Net Lease Realty, Inc. ......................         18,700           380,919
   Corporate Office Properties Trust ......................         12,300           437,142
   Cousins Properties, Inc. ...............................         12,800           362,240
   EastGroup Properties, Inc. .............................          2,400           108,384
   Equity Lifestyle Properties, Inc. ......................          7,500           333,750
   Equity One, Inc. .......................................         15,900           367,608
   First Industrial Realty Trust, Inc. ....................         13,000           500,500
   Glenborough Realty Trust, Inc. .........................         15,900           287,790
   Heritage Property Investment Trust .....................         11,900           397,460
   Highwoods Properties, Inc. .............................         18,100           514,945
   Home Properties of New York, Inc. ......................          9,300           379,440
   IMPAC Mortgage Holdings, Inc. (a) ......................         23,500           221,135
   Kilroy Realty Corp. ....................................          6,100           377,590
   LaSalle Hotel Properties ...............................          8,800           323,136
   Lexington Corp. Properties Trust .......................         17,500           372,750
   Maguire Properties, Inc. ...............................         14,000           432,600
   Mid-America Apartment Communities, Inc. ................          8,500           412,250
   Nationwide Health Properties, Inc. .....................         19,400           415,160
   Newcastle Investment Corp. .............................          9,700           241,045
   Parkway Properties, Inc. ...............................          2,700           108,378
   Pennsylvania Real Estate Investment Trust ..............         11,200           418,432
   Prentiss Properties Trust ..............................          2,900           117,972
   PS Business Parks, Inc. ................................          2,200           108,240

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B39

                 ----------------------------------------------
                 AST DeAM SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                    SHARES        (NOTE 2)
                                                                   -------      ------------
COMMON STOCKS (CONTINUED)

REAL ESTATE INVESTMENT TRUST (CONT'D.)
   RAIT Investment Trust ..................................         12,600      $    326,592
   Senior Housing Properties Trust ........................         21,800           368,638
   Sovran Self Storage, Inc. ..............................          7,400           347,578
   Taubman Centers, Inc. ..................................         10,600           368,350
                                                                                ------------
                                                                                  10,801,425
                                                                                ------------
RESTAURANTS -- 1.0%
   Dave & Buster's, Inc.* (a) .............................         49,800           876,978
   Luby's, Inc.* ..........................................         17,800           236,740
                                                                                ------------
                                                                                   1,113,718
                                                                                ------------
RETAIL & MERCHANDISING -- 5.0%
   Blair Corp. ............................................          1,500            58,410
   Casey's General Stores, Inc. ...........................         34,300           850,640
   Cash America International, Inc. .......................         13,700           317,703
   Charming Shoppes, Inc.* ................................         38,900           513,480
   Payless Shoesource, Inc.* ..............................         56,300         1,413,130
   Sports Authority, Inc. (The) ...........................         26,400           821,832
   Steven Madden Ltd. .....................................         47,900         1,400,117
                                                                                ------------
                                                                                   5,375,312
                                                                                ------------
SEMICONDUCTORS -- 0.7%
   Photronics, Inc.* ......................................         51,000           768,060
                                                                                ------------
TELECOMMUNICATIONS -- 4.3%
   Audiovox Corp. (Class "A" Stock) .......................         51,900           719,334
   Centennial Communications Corp.*                                 46,100           715,472
   Commonwealth Telephone Enterprises, Inc.* ..............          3,100           104,687
   CT Communications, Inc. ................................         52,200           633,708
   General Communication, Inc.
      (Class "A" Stock).* .................................         91,800           948,294
   Golden Telecom, Inc. (a) ...............................         26,400           685,344
   Shenandoah Telecommunications Co.                                 2,500            99,600
   Talk America Holdings, Inc. ............................         69,100           596,333
   USA Mobility, Inc. .....................................          4,000           110,880
                                                                                ------------
                                                                                   4,613,652
                                                                                ------------
UTILITIES -- 4.6%
   Allete, Inc. ...........................................         12,100           532,400
   Black Hills Corp. ......................................         19,600           678,356
   Cleco Corp.* ...........................................         21,600           450,360
   EMCOR Group, Inc.* .....................................         17,300         1,168,269
   Otter Tail Corp. .......................................         10,200           295,596
   Sierra Pacific Resources* ..............................        106,000         1,382,240
   South Jersey Industries, Inc. ..........................         15,800           460,412
                                                                                ------------
                                                                                   4,967,633
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $102,530,159) ....................................                      105,503,940
                                                                                ------------

                                                                 PRINCIPAL
 INTEREST                   MATURITY                               AMOUNT          VALUE
   RATE                       DATE                                 (000)          (NOTE 2)
----------                  --------                             ----------     ------------
SHORT-TERM INVESTMENTS -- 11.4%
U.S. TREASURY OBLIGATION -- 0.6%
U.S. Treasury Bill (k)(n)
   3.75%                    01/19/06
   (cost $693,697) ........................................           $695      $    693,847
                                                                                ------------

                                                                  SHARES
                                                                ----------
MONEY MARKET MUTUAL FUND -- 10.8%
Dryden Core Investment Fund - Taxable Money Market
   Series (cost $11,675,564; includes $9,244,143 of
   cash collateral for securities on loan) (b)(w)
   (Note 4) ...............................................     11,675,564        11,675,564
                                                                                ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $12,369,261) .....................................                       12,369,411
                                                                                ------------
TOTAL INVESTMENTS -- 108.6%
   (cost $114,899,420; Note 6) ............................                      117,873,351
LIABILITIES IN EXCESS OF
   OTHER ASSETS(u) -- (8.6)% ..............................                       (9,299,405)
                                                                                ------------
NET ASSETS -- 100.0% ......................................                     $108,573,946
                                                                                ============

*   Non-income producing security.
(a) All or a portion of security is on loan. The aggregate market value of such securities is $8,795,462; cash collateral of $9,244,143 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(k) Securities or a portion thereof with an aggregate market value of $693,847 have been segregated with the custodian to cover margin requirements for futures contracts open at December 31, 2005.
(n) Rates shown are the effective yields at purchase date.
(u) Liabilities in excess of other assets includes unrealized depreciation on futures contracts as follows:

  NUMBER                                VALUE AT       VALUE AT
    OF                   EXPIRATION      TRADE       DECEMBER 31,     UNREALIZED
CONTRACTS      TYPE        MONTH          DATE           2005        DEPRECIATION
---------    --------    ----------    ----------    ------------    ------------
LONG POSITION:
     9       Russell
               2000        Mar 06      $3,106,800     $3,052,350       $(54,450)
                                                                       ========

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B40

                ------------------------------------------------
                 AST DeAM SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                ------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Financial - Bank & Trust                                                   12.7%
Money Market Mutual Fund (including 8.5%
  of collateral received for securities on loan)                           10.8
Real Estate Investment Trust                                                9.9
Oil & Gas                                                                   5.5
Retail & Merchandising                                                      5.0
Financial Services                                                          4.9
Utilities                                                                   4.6
Telecommunications                                                          4.3
Business Services                                                           4.1
Computer Services & Software                                                3.5
Construction                                                                3.5
Insurance                                                                   3.5
Electronic Components & Equipment                                           3.3
Clothing & Apparel                                                          2.9
Food                                                                        2.7
Containers & Packaging                                                      1.9
Metals & Mining                                                             1.9
Industrial Products                                                         1.8
Machinery & Equipment                                                       1.6
Pharmaceuticals                                                             1.6
Health Care Services                                                        1.5
Computer Hardware                                                           1.3
Building Materials                                                          1.2
Consumer Cyclicals - Motor Vehicle                                          1.2
Chemicals                                                                   1.1
Consumer Products & Services                                                1.1
Personal Services                                                           1.1
Printing & Publishing                                                       1.0
Restaurants                                                                 1.0
Automotive Parts                                                            0.9
Farming & Agriculture                                                       0.8
Airlines                                                                    0.7
Diversified Operations                                                      0.7
Metals                                                                      0.7
Semiconductors                                                              0.7
Commercial Services                                                         0.6
Consumer Cyclicals - Leisure & Entertainment                                0.6
Lumber & Wood Products                                                      0.6
Internet Services                                                           0.5
Broadcasting                                                                0.3
Office Equipment                                                            0.3
Aerospace                                                                   0.1
Short-Term Investments                                                      0.6
                                                                          -----
                                                                          108.6
Liabilities in excess of other assets                                      (8.6)
                                                                          -----
                                                                          100.0%
                                                                          =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B41

                 ----------------------------------------------
                   AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                                    SHARES         (NOTE 2)
                                                                   -------       -----------
LONG-TERM INVESTMENTS -- 98.2%
COMMON STOCKS

AEROSPACE/DEFENSE -- 1.7%
   Alliant Techsystems, Inc.*(a) ..........................         88,225       $ 6,720,098
                                                                                 -----------
APPAREL/SHOES -- 2.7%
   Chico's FAS, Inc.* .....................................        104,926         4,609,399
   Urban Outfitters, Inc.* ................................        240,600         6,089,586
                                                                                 -----------
                                                                                  10,698,985
                                                                                 -----------
AUDIO & VISUAL EQUIPMENT -- 2.1%
   Harman International Industries, Inc. (a) ..............         85,350         8,351,498
                                                                                 -----------
AUDIO TECHNOLOGY -- 0.8%
   Dolby Laboratories, Inc. (Class "A" Stock)* ............        177,790         3,031,320
                                                                                 -----------
AUTO PARTS & RELATED -- 2.1%
   Gentex Corp. ...........................................        417,013         8,131,754
                                                                                 -----------
BANKS -- 0.6%
   City National Corp......................................          3,200           231,808
   Commerce Bancorp, Inc. (a) .............................         66,900         2,302,029
                                                                                 -----------
                                                                                   2,533,837
                                                                                 -----------
BROADCASTING & CABLE/SATELLITE TV -- 4.9%
   Entravision Communications Corp. (Class "A" Stock) .....        699,805         4,982,612
   Univision Communications, Inc. (Class "A" Stock)* (a) ..        279,100         8,202,749
   XM Satellite Radio Holdings, Inc.
      (Class "A" Stock) (a) ...............................        223,300         6,091,624
                                                                                 -----------
                                                                                  19,276,985
                                                                                 -----------
COMMERCIAL SERVICES -- 8.8%
   Alliance Data Systems Corp.*(a) ........................        215,690         7,678,564
   ARAMARK Corp. (Class "B" Stock) ........................        261,775         7,272,109
   Ceridian Corp.* ........................................        261,967         6,509,880
   ChoicePoint, Inc.* .....................................        156,125         6,949,124
   Iron Mountain, Inc.* ...................................        152,590         6,442,350
                                                                                 -----------
                                                                                  34,852,027
                                                                                 -----------
COMPUTER HARDWARE -- 3.7%
   Avocent Corp.* .........................................        245,120         6,664,813
   Zebra Technologies Corp.
      (Class "A" Stock) ...................................        189,370         8,114,504
                                                                                 -----------
                                                                                  14,779,317
                                                                                 -----------
COMPUTER SERVICES -- 0.8%
   Fiserv, Inc.* ..........................................         74,200         3,210,634
                                                                                 -----------
COMPUTER SOFTWARE -- 8.4%
   Activision, Inc.*(a) ...................................        472,160         6,487,478
   Cogent, Inc.*(a) .......................................        256,288         5,812,612
   Cognizant Technology Solutions
      Corp.*(a) ...........................................        108,511         5,463,529
   Cognos, Inc.* (Canada) .................................        186,775         6,482,960
   NAVTEQ Corp.* ..........................................        140,864         6,179,704
   Salesforce.com, Inc.* ..................................         80,000         2,564,000
                                                                                 -----------
                                                                                  32,990,283
                                                                                 -----------
CONSUMER PRODUCTS -- 2.1%
   Fortune Brands, Inc. ...................................        108,900         8,496,378
                                                                                 -----------
CONSUMER SERVICES -- 0.5%
   VCA Antech, Inc.* ......................................         76,000         2,143,200
                                                                                 -----------
DRUGS & MEDICINE -- 1.1%
   OSI Pharmaceuticals, Inc.*(a) ..........................        151,000         4,234,040
                                                                                 -----------
FINANCIAL SERVICES -- 1.6%
   MoneyGram International, Inc. ..........................        246,365         6,425,199
                                                                                 -----------
FOODS -- 0.7%
   McCormick & Co., Inc. ..................................         91,020         2,814,338
                                                                                 -----------
GAMING/LODGING -- 2.3%
   Harrah's Entertainment, Inc. ...........................         72,275         5,152,484
   Marriott International, Inc. (Class "A" Stock) .........         56,975         3,815,616
                                                                                 -----------
                                                                                   8,968,100
                                                                                 -----------
INSURANCE -- 0.7%
   Willis Group Holdings Ltd. .............................         71,609         2,645,236
                                                                                 -----------
INTERNET & ONLINE -- 1.2%
   CNET Networks, Inc.*(a) ................................        337,045         4,951,191
                                                                                 -----------
MANUFACTURING -- 5.0%
   American Standard Cos., Inc. ...........................        176,950         7,069,153
   Pentair, Inc. ..........................................        128,041         4,419,975
   Rockwell Automation, Inc. ..............................        139,621         8,259,978
                                                                                 -----------
                                                                                  19,749,106
                                                                                 -----------
MEDICAL PRODUCTS -- 9.4%
   Advanced Medical Optics, Inc.* (a) .....................        141,729         5,924,272
   Bard (C.R.), Inc. ......................................         91,825         6,053,104
   Biomet, Inc. (a) .......................................        250,600         9,164,442
   Fisher Scientific International, Inc.* (a) .............        125,616         7,770,606
   Gen-Probe, Inc. ........................................         76,190         3,717,310
   Kinetic Concepts, Inc.* ................................        108,200         4,302,032
                                                                                 -----------
                                                                                  36,931,766
                                                                                 -----------
MEDICAL SUPPLIES -- 1.9%
   Charles River Laboratories International, Inc.* (a) ....        175,575         7,439,113
                                                                                 -----------
MOVIES & ENTERTAINMENT -- 0.3%
   Lodgenet Entertainment Corp.* ..........................         81,350         1,134,019
                                                                                 -----------
NETWORKING/TELECOM EQUIPMENT -- 5.2%
   Amphenol Corp. .........................................        189,386         8,382,225
   FLIR Systems, Inc.* (a) ................................        371,640         8,298,721
   Juniper Networks, Inc.* (a) ............................        164,500         3,668,350
                                                                                 -----------
                                                                                  20,349,296
                                                                                 -----------
OIL & GAS -- 2.9%
   Weatherford International Ltd...........................        172,500         6,244,500
   XTO Energy, Inc. .......................................        118,533         5,208,340
                                                                                 -----------
                                                                                  11,452,840
                                                                                 -----------
OIL WELL SERVICES & EQUIPMENT -- 3.1%
   Cooper Cameron Corp.* ..................................        144,200         5,969,880
   Smith International, Inc. ..............................        170,800         6,338,388
                                                                                 -----------
                                                                                  12,308,268
                                                                                 -----------
PHARMACY BENEFIT MANAGER -- 2.6%
   Caremark Rx, Inc.* .....................................         76,875         3,981,356

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B42

                 ------------------------------------------------------
                 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (CONTINUED)
                 ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                    SHARES        (NOTE 2)
                                                                   -------      ------------
COMMON STOCKS (CONTINUED)

PHARMACY BENEFIT MANAGER (CONT'D.)
   Medco Health Solutions, Inc.* ..........................        109,484      $  6,109,207
                                                                                ------------
                                                                                  10,090,563
                                                                                ------------
PRODUCER GOODS -- 2.3%
   WW Grainger, Inc. ......................................        128,025         9,102,577
                                                                                ------------
PUBLISHING -- 2.5%
   Lamar Advertising Co.* .................................        170,650         7,873,791
   Scripps, (E.W.) Co. (Class "A" Stock) ..................         42,882         2,059,194
                                                                                ------------
                                                                                   9,932,985
                                                                                ------------
RESTAURANTS -- 1.4%
Chang's China Bistro, (P.F.), Inc.* (a) ...................        114,014         5,658,515
                                                                                ------------
RETAILING -- 4.7%
   PETCO Animal Supplies, Inc.* ...........................        338,568         7,431,568
   Select Comfort Corp.*(a) ...............................        117,800         3,221,830
   Williams-Sonoma, Inc.*(a) ..............................        186,955         8,067,108
                                                                                ------------
                                                                                  18,720,506
                                                                                ------------
SEMICONDUCTORS/SEMI CAP EQUIPMENT -- 6.4%
   Linear Technology Corp. ................................        222,696         8,032,645
   Marvell Technology Group Ltd. (Bermuda)* ...............         50,600         2,838,154
   Microchip Technology, Inc. .............................        131,898         4,240,520
   Suntech Power Holdings Co., ADR (China)* (a) ...........         17,359           473,033
   Tessera Technologies, Inc.*(a) .........................        207,600         5,366,460
   Xilinx, Inc. (a) .......................................        166,900         4,207,549
                                                                                ------------
                                                                                  25,158,361
                                                                                ------------
TELECOMMUNICATIONS -- 3.7%
   Crown Castle International Corp.* ......................        270,475         7,278,482
   Neustar, Inc. (Class "A" Stock)* .......................        166,207         5,067,652
   Research in Motion Ltd.* ...............................         32,000         2,112,320
                                                                                ------------
                                                                                  14,458,454
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $361,209,774) ....................................                      387,740,789
                                                                                ------------
SHORT-TERM INVESTMENT -- 27.3%
MONEY MARKET MUTUAL FUND
   Dryden Core Investment Fund - Taxable Money
   Market Series (cost $107,668,811; includes
   $100,546,026 of cash collateral for securities
   on loan)(b)(w) (Note4) .................................    107,668,811       107,668,811
                                                                                ------------
TOTAL INVESTMENTS -- 125.5%
   (cost $468,878,585; Note 6) ............................                      495,409,600
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- (25.5)% ................................                     (100,624,317)
                                                                                ------------
NET ASSETS -- 100.0% ......................................                     $394,785,283
                                                                                ============

The following abbreviations are used in portfolio descriptions:

ADR  American Depositary Receipt

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $96,005,230; cash collateral of $100,546,026 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Money Market Mutual Fund (including 25.5% of
  collateral received for securities on loan)                              27.3%
Medical Products                                                            9.4
Commercial Services                                                         8.8
Computer Software                                                           8.4
Semiconductors/Semi Cap Equipment                                           6.4
Networking/Telecom Equipment                                                5.2
Manufacturing                                                               5.0
Broadcasting & Cable/Satellite TV                                           4.9
Retailing                                                                   4.7
Computer Hardware                                                           3.7
Telecommunications                                                          3.7
Oil Well Services & Equipment                                               3.1
Oil & Gas                                                                   2.9
Apparel/Shoes                                                               2.7
Pharmacy Benefit Manager                                                    2.6
Publishing                                                                  2.5
Gaming/Lodging                                                              2.3
Producer Goods                                                              2.3
Audio & Visual Equipment                                                    2.1
Auto Parts & Related                                                        2.1
Consumer Products                                                           2.1
Medical Supplies                                                            1.9
Aerospace/Defense                                                           1.7
Financial Services                                                          1.6
Restaurants                                                                 1.4
Internet & Online                                                           1.2
Drugs & Medicine                                                            1.1
Audio Technology                                                            0.8
Computer Services                                                           0.8
Foods                                                                       0.7
Insurance                                                                   0.7
Banks                                                                       0.6
Consumer Services                                                           0.5
Movies & Entertainment                                                      0.3
                                                                          -----
                                                                          125.5
Liabilities in excess of other assets                                     (25.5)
                                                                          -----
                                                                          100.0%
                                                                          =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B43

                 -----------------------------------------------
                  AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                 -----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                                    SHARES         (NOTE 2)
                                                                   -------       -----------
LONG-TERM INVESTMENTS -- 97.5%
COMMON STOCKS

ADVERTISING -- 2.4%
   aQuantive, Inc.* .......................................        145,000       $ 3,659,800
   Getty Images, Inc.*(a) .................................         85,000         7,587,950
   Monster Worldwide, Inc.* ...............................        140,000         5,714,800
                                                                                 -----------
                                                                                  16,962,550
                                                                                 -----------
AEROSPACE -- 0.9%
   Rockwell Collins, Inc. .................................        145,000         6,738,150
                                                                                 -----------
AEROSPACE & DEFENSE -- 0.6%
   United Technologies Corp. ..............................         74,800         4,182,068
                                                                                 -----------
AUTOMOTIVE PARTS -- 0.7%
   Advance Auto Parts, Inc.*(a) ...........................        122,000         5,302,120
                                                                                 -----------
BIOTECHNOLOGY -- 0.5%
   Genentech, Inc.* .......................................         40,000         3,700,000
                                                                                 -----------
BIOTECHNOLOGY HEALTHCARE -- 1.7%
   Celgene Corp.*(a) ......................................        185,000        11,988,000
                                                                                 -----------
BROADCASTING -- 0.5%
   XM Satellite Radio Holdings, Inc. (Class "A" Stock) (a)         120,000         3,273,600
                                                                                 -----------
BUSINESS SERVICES -- 3.5%
   Alliance Data Systems Corp.*(a) ........................        210,000         7,476,000
   Corporate Executive Board Co. (The) ....................        155,000        13,903,500
   Iron Mountain, Inc.* ...................................         35,000         1,477,700
   NAVTEQ Corp.* ..........................................         58,000         2,544,460
                                                                                 -----------
                                                                                  25,401,660
                                                                                 -----------
CHEMICALS -- 1.5%
   Airgas, Inc. ...........................................        185,000         6,086,500
   Ecolab, Inc. ...........................................         50,000         1,813,500
   Lubrizol Corp. (The) ...................................         65,100         2,827,293
                                                                                 -----------
                                                                                  10,727,293
                                                                                 -----------
CLOTHING & APPAREL -- 1.7%
   Coach, Inc.* ...........................................        360,000        12,002,400
                                                                                 -----------
COMMERCIAL SERVICES -- 0.5%
   Laureate Education, Inc. ...............................         62,500         3,281,875
                                                                                 -----------
COMMERCIAL SERVICES & SUPPLIES -- 1.2%
   CB Richard Ellis Group, Inc.* ..........................        145,500         8,562,675
                                                                                 -----------
COMPUTER HARDWARE -- 2.5%
   CACI International, Inc. (Class "A" Stock) .............         72,000         4,131,360
   Cognizant Technology Solutions Corp.
      (Class "A" Stock)* (a) ..............................        220,000        11,077,000
   Logitech International SA, ADR
      (Switzerland) .......................................         60,000         2,806,200
                                                                                 -----------
                                                                                  18,014,560
                                                                                 -----------
COMPUTER SERVICES & SOFTWARE -- 6.1%
   Activision, Inc.*(a) ...................................        260,000         3,572,400
   Akamai Technologies, Inc.* .............................         79,500         1,584,435
   Autodesk, Inc. .........................................        175,500         7,537,725
   Cerner Corp.*(a) .......................................         74,000         6,727,340
   DST Systems, Inc.* .....................................         45,500         2,725,905
   EMC Corp.* .............................................        213,200         2,903,784
   Microsemi Corp.* .......................................        325,000         8,989,500
   Microsoft Corp. ........................................        225,000         5,883,750
   Salesforce.com, Inc.* ..................................        115,000         3,685,750
                                                                                 -----------
                                                                                  43,610,589
                                                                                 -----------
COMPUTER SOFTWARE -- 1.1%
   McAfee, Inc.* ..........................................         90,000         2,441,700
   Network Appliance, Inc.* ...............................        211,000         5,697,000
                                                                                 -----------
                                                                                   8,138,700
                                                                                 -----------
CONSTRUCTION -- 0.2%
   Eagle Materials, Inc. ..................................         12,500         1,529,500
                                                                                 -----------
CONSUMER PRODUCTS & SERVICES -- 1.5%
   Fortune Brands, Inc. ...................................         67,500         5,266,350
   Procter & Gamble Co. ...................................         90,000         5,209,200
                                                                                 -----------
                                                                                  10,475,550
                                                                                 -----------
DIVERSIFIED -- 0.2%
   Roper Industries, Inc. .................................         40,900         1,615,959
                                                                                 -----------
DIVERSIFIED FINANCIAL SERVICES -- 1.1%
   Moody's Corp. ..........................................        130,000         7,984,600
                                                                                 -----------
DRUGS -- 0.2%
   IMS Health, Inc. .......................................         60,000         1,495,200
                                                                                 -----------
ELECTRONIC COMPONENTS -- 1.1%
   American Power Conversion Corp. ........................         75,000         1,650,000
   Harman International Industries, Inc. (a) ..............         65,000         6,360,250
                                                                                 -----------
                                                                                   8,010,250
                                                                                 -----------
ELECTRONICS -- 0.3%
   Agilent Technologies, Inc.* ............................         57,500         1,914,175
                                                                                 -----------
ENTERTAINMENT & LEISURE -- 3.1%
   Gaylord Entertainment Co.* .............................        140,000         6,102,600
   Penn National Gaming, Inc.* ............................         92,000         3,031,400
   Scientific Games Corp. (Class "A" Stock) ...............        110,000         3,000,800
   Station Casinos, Inc. ..................................        155,000        10,509,000
                                                                                 -----------
                                                                                  22,643,800
                                                                                 -----------
FINANCIAL - BROKERAGE -- 0.9%
   Legg Mason, Inc. .......................................         55,000         6,582,950
                                                                                 -----------
FINANCIAL SERVICES -- 2.8%
   Chicago Mercantile Exchange
      Holdings, Inc. (a) ..................................         30,000        11,024,700
   Citigroup, Inc. (a) ....................................         92,400         4,484,172
   Nuveen Investments, Inc. (Class "A" Stock) .............        115,000         4,901,300
                                                                                 -----------
                                                                                  20,410,172
                                                                                 -----------
FOOD & STAPLES RETAILING -- 0.6%
   Wal-Mart Stores, Inc. ..................................         85,000         3,978,000
                                                                                 -----------
HEALTHCARE PRODUCTS -- 0.5%
   Hologic, Inc.* .........................................         91,200         3,458,304
                                                                                 -----------
HEALTHCARE PROVIDERS & SERVICES -- 0.8%
   AmerisourceBergen Corp. ................................         64,400         2,666,160

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B44

                 ---------------------------------------------------------
                 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (CONTINUED)
                 ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                    SHARES        (NOTE 2)
                                                                   -------      ------------
COMMON STOCKS (CONTINUED)

HEALTHCARE PROVIDERS & SERVICES (CONT'D.)
   UnitedHealth Group, Inc. ...............................         54,670       $ 3,397,194
                                                                                 -----------
                                                                                   6,063,354
                                                                                 -----------
HEALTHCARE SERVICES -- 2.7%
   American Healthways, Inc.*(a) ..........................         59,500         2,692,375
   Omnicare, Inc. (a) .....................................        113,500         6,494,470
   VCA Antech, Inc.* ......................................        192,500         5,428,500
   WellCare Health Plans, Inc.* ...........................        112,500         4,595,625
                                                                                 -----------
                                                                                  19,210,970
                                                                                 -----------
HOTELS & MOTELS -- 0.2%
   Orient-Express Hotels Ltd. (Class "A" Stock)
     (Bermuda) ............................................         41,500         1,308,080
                                                                                 -----------
HOTELS, RESTAURANTS & LEISURE -- 1.9%
   Carnival Corp. .........................................         52,500         2,807,175
   Hilton Hotels Corp. ....................................        170,000         4,098,700
   Marriott International, Inc. (Class "A" Stock) .........        102,500         6,864,425
                                                                                 -----------
                                                                                  13,770,300
                                                                                 -----------
INDUSTRIAL PRODUCTS -- 2.9%
   Donaldson Co., Inc. ....................................        180,000         5,724,000
   Fastenal Co. (a) .......................................        245,000         9,601,550
   Precision Castparts Corp. ..............................        113,500         5,880,435
                                                                                 -----------
                                                                                  21,205,985
                                                                                 -----------
INSURANCE -- 0.8%
   Endurance Specialty Holdings Ltd. (Bermuda) ............         82,000         2,939,700
   Genworth Financial, Inc. (Class "A" Stock) .............         90,700         3,136,406
                                                                                 -----------
                                                                                   6,076,106
                                                                                 -----------
INTERNET SERVICES -- 1.2%
   eBay, Inc.* ............................................         75,000         3,243,750
   Juniper Networks, Inc. (a) .............................        226,500         5,050,950
                                                                                 -----------
                                                                                   8,294,700
                                                                                 -----------
MACHINERY -- 0.4%
   Caterpillar, Inc. (a) ..................................         52,500         3,032,925
                                                                                 -----------
MACHINERY & EQUIPMENT -- 2.2%
   Rockwell Automation, Inc. ..............................        120,000         7,099,200
   Terex Corp.* ...........................................         41,800         2,482,920
   WW Grainger, Inc. ......................................         85,000         6,043,500
                                                                                 -----------
                                                                                  15,625,620
                                                                                 -----------
MANUFACTURING -- 0.9%
   Danaher Corp. ..........................................        119,000         6,637,820
                                                                                 -----------
MEDIA -- 0.6%
   Time Warner, Inc.* .....................................        230,500         4,019,920
                                                                                 -----------
MEDICAL SUPPLIES & EQUIPMENT -- 6.8%
   Bard (C.R.), Inc. ......................................        132,000         8,701,440
   Cytyc Corp.* ...........................................        290,000         8,186,700
   Gen-Probe, Inc. ........................................         70,000         3,415,300
   IDEXX Laboratories, Inc. ...............................         22,700         1,633,946
   Invitrogen Corp.* ......................................         70,000         4,664,800
   Kyphon, Inc.* ..........................................        157,500         6,430,725
   Protein Design Labs, Inc. ..............................         52,500         1,492,050
   ResMed, Inc.* ..........................................        175,500         6,723,405
   Varian Medical Systems, Inc.* ..........................        145,000         7,299,300
                                                                                 -----------
                                                                                  48,547,666
                                                                                 -----------
METALS & MINING -- 0.8%
   Alpha Natural Resources, Inc.* .........................         52,100         1,000,841
   Phelps Dodge Corp. (a) .................................         32,500         4,675,775
                                                                                 -----------
                                                                                   5,676,616
                                                                                 -----------
OIL & GAS -- 9.3%
   Denbury Resources, Inc. ................................        200,000         4,556,000
   Energen Corp. ..........................................         84,000         3,050,880
   GlobalSantaFe Corp. ....................................        135,000         6,500,250
   Maverick Tube Corp.* ...................................         75,000         2,989,500
   National-Oilwell Varco, Inc.* ..........................        223,100        13,988,370
   Quicksilver Resources, Inc.*(a) ........................        115,000         4,831,150
   Range Resources Corp. ..................................        260,500         6,861,570
   Smith International, Inc. ..............................        220,000         8,164,200
   Western Oil Sands, Inc. (Class "A" Stock) ..............        150,000         3,588,000
   XTO Energy, Inc. .......................................        277,500        12,193,350
                                                                                 -----------
                                                                                  66,723,270
                                                                                 -----------
PHARMACEUTICALS -- 4.5%
   Gilead Sciences, Inc.* .................................        165,100         8,689,213
   IVAX Corp.* ............................................        168,250         5,271,272
   Johnson & Johnson ......................................         70,000         4,207,000
   MedImmune, Inc.* .......................................         31,500         1,103,130
   Novartis AG, ADR (Switzerland) (a)......................         63,100         3,311,488
   Sanofi-Aventis, ADR (France) ...........................         66,500         2,919,350
   Schering-Plough Corp. ..................................        151,600         3,160,860
   Vertex Pharmaceuticals, Inc. ...........................        144,000         3,984,480
                                                                                 -----------
                                                                                  32,646,793
                                                                                 -----------
RETAIL & MERCHANDISING -- 5.4%
   Ann Taylor Stores Corp. ................................        180,000         6,213,600
   CVS Corp. ..............................................         88,700         2,343,454
   Kohl's Corp.* (a) ......................................         44,300         2,152,980
   Michaels Stores, Inc.* .................................        115,000         4,067,550
   Nordstrom, Inc. ........................................        215,000         8,041,000
   Shoppers Drug Mart Corp. ...............................        140,000         5,296,200
   Tiffany & Co. ..........................................         70,000         2,680,300
   Whole Foods Market, Inc. ...............................         81,000         6,268,590
   Williams-Sonoma, Inc.*(a) ..............................         35,000         1,510,250
                                                                                 -----------
                                                                                  38,573,924
                                                                                 -----------
SEMICONDUCTORS -- 6.8%
   Advanced Mirco Devices, Inc.*(a) .......................        184,400         5,642,640
   Analog Devices, Inc. ...................................         96,500         3,461,455
   Broadcom Corp. (Class "A" Stock)* .....................         97,500         4,597,125
   KLA-Tencor Corp.* ......................................         30,000         1,479,900
   Linear Technology Corp. ................................         74,000         2,669,180
   Marvell Technology Group Ltd. (Bermuda)* ...............        217,500        12,199,575
   MEMC Electronic Materials, Inc.*(a)                             203,500         4,511,595
   Microchip Technology, Inc. .............................        200,000         6,430,000
   NationalSemiconductorCorp. .............................        200,000         5,196,000
   Varian Semiconductor Equipment Associates, Inc.* .......         68,000         2,987,240
                                                                                 -----------
                                                                                  49,174,710
                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B45

                 ---------------------------------------------------------
                 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (CONTINUED)
                 ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                    SHARES        (NOTE 2)
                                                                   -------      ------------
COMMON STOCKS (CONTINUED)

TELECOMMUNICATIONS -- 7.1%
   ADC Telecommunications, Inc. ...........................         74,000      $  1,653,160
   American Tower Corp. (Class "A" Shares) ................        265,137         7,185,213
   Comverse Technology, Inc.* .............................         74,000         1,967,660
   Harris Corp. ...........................................         71,000         3,053,710
   Leap Wireless International, Inc.* .....................        220,000         8,333,600
   Motorola, Inc. .........................................        166,300         3,756,717
   Nextel Partners, Inc. (Class "A" Stock)* ...............        463,900        12,961,366
   NII Holdings, Inc.* ....................................        226,200         9,880,416
   Tellabs, Inc.* .........................................        181,500         1,978,350
                                                                                ------------
                                                                                  50,770,192
                                                                                ------------
TRANSPORTATION -- 1.1%
   C.H. Robinson Worldwide, Inc. ..........................        126,000         4,665,780
   UTI Worldwide, Inc. (British Virgin Islands) ...........         32,500         3,017,300
                                                                                ------------
                                                                                   7,683,080
                                                                                ------------
UTILITIES -- 3.2%
   General Electric Co. ...................................        140,000         4,907,000
   Jabil Circuit, Inc.* ...................................        138,800         5,148,092
   Peabody Energy Corp. (a) ...............................        158,600        13,071,812
                                                                                ------------
                                                                                  23,126,904
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $559,469,199) ....................................                     $700,153,635
                                                                                ------------
SHORT-TERM INVESTMENT -- 17.9%
MONEY MARKET MUTUAL FUND
   Dryden Core Investment Fund - Taxable Money Market
      Series (cost $128,869,454; includes $109,712,999
      of cash collateral for securities on loan) (b)(w)
      (Note 4) ............................................    128,869,454       128,869,454
                                                                                ------------
TOTAL INVESTMENTS -- 115.4%
   (cost $688,338,653; Note 6) ............................                      829,023,089
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- (15.4)% ................................                     (110,851,116)
                                                                                ------------
NET ASSETS -- 100.0% ......................................                     $718,171,973
                                                                                ============

The following abbreviations are used in portfolio descriptions:

ADR American Depositary Receipt.
*   Non-income producing security.
(a) All or a portion of security is on loan. The aggregate market value of such securities is $105,856,622; cash collateral of $109,712,999 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liablilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Money Market Mutual Fund (including 15.3%
  of collateral received from securities on loan)                          17.9%
Oil & Gas                                                                   9.3
Telecommunications                                                          7.1
Medical Supplies & Equipment                                                6.8
Semiconductors                                                              6.8
Computer Services & Software                                                6.1
Retail & Merchandising                                                      5.4
Pharmaceuticals                                                             4.5
Business Services                                                           3.5
Utilities                                                                   3.2
Entertainment & Leisure                                                     3.1
Industrial Products                                                         2.9
Financial Services                                                          2.8
Healthcare Services                                                         2.7
Computer Hardware                                                           2.5
Advertising                                                                 2.4
Machinery & Equipment                                                       2.2
Hotels, Restaurants & Leisure                                               1.9
Biotechnology Healthcare                                                    1.7
Clothing & Apparel                                                          1.7
Chemicals                                                                   1.5
Consumer Products & Services                                                1.5
Commercial Services & Supplies                                              1.2
Internet Services                                                           1.2
Computer Software                                                           1.1
Diversified Financial Services                                              1.1
Electronic Components                                                       1.1
Transportation                                                              1.1
Aerospace                                                                   0.9
Financial - Brokerage                                                       0.9
Manufacturing                                                               0.9
Healthcare Providers & Services                                             0.8
Insurance                                                                   0.8
Metals & Mining                                                             0.8
Automotive Parts                                                            0.7
Aerospace & Defense                                                         0.6
Food & Staples Retailing                                                    0.6
Media                                                                       0.6
Biotechnology                                                               0.5
Broadcasting                                                                0.5
Commercial Services                                                         0.5
Healthcare Products                                                         0.5
Machinery                                                                   0.4
Electronics                                                                 0.3
Construction                                                                0.2
Diversified                                                                 0.2
Drugs                                                                       0.2
Hotels & Motels                                                             0.2
                                                                          -----
                                                                          115.4
Liabilities in excess of other assets                                     (15.4)
                                                                          -----
                                                                          100.0%
                                                                          =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B46

                 ----------------------------------------------
                  AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                   SHARES         (NOTE 2)
                                                                 ---------      ------------
LONG-TERM INVESTMENTS -- 98.2%
COMMON STOCKS

AUTOMOTIVE PARTS -- 2.5%
   Advance Auto Parts, Inc.* ..............................        638,250      $ 27,738,345
   BorgWarner, Inc. .......................................        149,100         9,039,933
                                                                                ------------
                                                                                  36,778,278
                                                                                ------------
BEVERAGES -- 1.2%
   Constellation Brands, Inc. (Class "A" Stock) (a) .......        662,500        17,377,375
                                                                                ------------
BUSINESS SERVICES -- 0.7%
   Manpower, Inc. .........................................        235,300        10,941,450
                                                                                ------------
CLOTHING & APPAREL -- 0.7%
   Jones Apparel Group, Inc. ..............................        330,300        10,146,816
                                                                                ------------
COMPUTER HARDWARE -- 0.8%
   Lexmark International, Inc. (Class "A" Stock)* .........        259,100        11,615,453
                                                                                ------------
COMPUTER SOFTWARE -- 0.6%
   Activision, Inc.*(a) ...................................        607,900         8,352,546
                                                                                ------------
CONGLOMERATES -- 1.8%
   Johnson Controls, Inc. .................................        358,500        26,138,235
                                                                                ------------
CONSTRUCTION -- 14.4%
   Beazer Homes USA, Inc. (a) .............................        269,900        19,659,516
   Centex Corp. ...........................................        499,900        35,737,851
   Chicago Bridge & Iron Co. NV (Netherlands) .............        582,900        14,694,909
   Hovnanian Enterprises, Inc. (Class "A" Stock)* (a) .....        624,700        31,010,108
   KB Home ................................................        374,600        27,218,436
   Lennar Corp. (Class "A" Stock) .........................        538,700        32,871,474
   NVR, Inc.*(a) ..........................................         31,200        21,902,400
   Pulte Homes, Inc. ......................................        757,000        29,795,520
                                                                                ------------
                                                                                 212,890,214
                                                                                ------------
CONSUMER PRODUCTS & SERVICES -- 2.5%
   Spectrum Brands, Inc.* .................................        754,800        15,329,988
   Whirlpool Corp. ........................................        248,600        20,822,736
                                                                                ------------
                                                                                  36,152,724
                                                                                ------------
EDUCATION -- 1.6%
   Career Education Corp. (a) .............................        712,553        24,027,287
                                                                                ------------
ENERGY SERVICES -- 0.1%
   NRG Energy, Inc.* ......................................         40,200         1,894,224
                                                                                ------------
ENTERTAINMENT & LEISURE -- 1.6%
   Harley-Davidson, Inc. (a) ..............................        446,000        22,964,540
                                                                                ------------
FINANCIAL - BANK & TRUST -- 4.8%
   Astoria Financial Corp. ................................        500,200        14,705,880
   First Horizon National Corp. ...........................        385,800        14,830,152
   Hudson City Bancorp, Inc. ..............................      2,410,800        29,218,896
   North Fork Bancorp, Inc. ...............................        452,849        12,389,949
                                                                                ------------
                                                                                  71,144,877
                                                                                ------------
FINANCIAL SERVICES -- 4.4%
   AMBAC Financial Group, Inc. ............................        113,150         8,719,339
   Bear Stearns Cos., Inc. (a) ............................        191,800        22,158,654
   CIT Group, Inc. (a) ....................................        205,800        10,656,324
   IndyMac Bancorp, Inc. (a) ..............................        603,300        23,540,766
                                                                                ------------
                                                                                  65,075,083
                                                                                ------------
HEALTH CARE SERVICES -- 3.6%
   Coventry Health Care, Inc.* ............................        383,950        21,869,792
   Omnicare, Inc. (a) .....................................        315,200        18,035,744
   Triad Hospitals, Inc.* .................................        354,800        13,918,804
                                                                                ------------
                                                                                  53,824,340
                                                                                ------------
INDUSTRIAL PRODUCTS -- 1.0%
   Ingersoll-Rand Co. Ltd. (Class "A" Stock) ..............        366,900        14,811,753
                                                                                ------------
INSURANCE -- 5.0%
   Arch Capital Group Ltd.* ...............................        164,400         9,000,900
   Endurance Specialty Holdings Ltd. (Bermuda) ............        503,700        18,057,645
   PMI Group, Inc. (The) ..................................        580,500        23,841,135
   Radian Group, Inc. .....................................        171,200        10,030,608
   WellPoint, Inc.* .......................................        164,200        13,101,518
                                                                                ------------
                                                                                  74,031,806
                                                                                ------------
INTERNET SERVICES -- 1.4%
   Check Point Software
      Technologies Ltd.* ..................................      1,011,000        20,321,100
                                                                                ------------
MACHINERY & EQUIPMENT -- 3.6%
   Briggs & Stratton Corp. ................................        281,900        10,934,901
   Eaton Corp. ............................................        204,800        13,740,032
   Terex Corp.* ...........................................        483,000        28,690,200
                                                                                ------------
                                                                                  53,365,133
                                                                                ------------
METALS & MINING -- 10.0%
   Alpha Natural Resources, Inc.*(a) ......................        949,500        18,239,895
   Arch Coal, Inc. (a) ....................................        428,400        34,057,800
   Joy Global, Inc. .......................................        822,900        32,916,000
   Peabody Energy Corp. ...................................        380,500        31,360,810
   Phelps Dodge Corp. .....................................        215,800        31,047,146
                                                                                ------------
                                                                                 147,621,651
                                                                                ------------
OIL & GAS -- 13.2%
   Canadian Natural Resources Ltd. ........................        784,400        38,921,928
   Denbury Resources, Inc. ................................      1,248,200        28,433,996
   Quicksilver Resources, Inc.*(a) ........................        679,950        28,564,700
   Southwestern Energy Co.* ...............................        527,000        18,940,380
   Sunoco, Inc. ...........................................        227,000        17,792,260
   Talisman Energy, Inc. (Canada) .........................        619,400        32,753,872
   XTO Energy, Inc. .......................................        682,009        29,967,475
                                                                                ------------
                                                                                 195,374,611
                                                                                ------------
PHARMACEUTICALS -- 1.2%
   Shire Pharmaceuticals Group PLC,
      ADR (United Kingdom) (a) ............................        464,600        18,021,834
                                                                                ------------
REAL ESTATE INVESTMENT TRUST -- 3.4%
   Colonial Properties Trust ..............................        371,900        15,612,362
   Developers Diversified Realty Corp.                             497,500        23,392,450

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B47

            ----------------------------------------------------------
             AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO (CONTINUED)
            ----------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                  VALUE
                                                                  SHARES         (NOTE 2)
                                                               -----------    --------------
COMMON STOCKS (CONTINUED)

REAL ESTATE INVESTMENT TRUST (CONT'D.)
   Trizec Properties, Inc. ................................        501,400    $   11,492,088
                                                                              --------------
                                                                                  50,496,900
                                                                              --------------
REAL ESTATE INVESTMENT TRUST - OTHER REIT -- 0.9%
   iStar Financial, Inc. ..................................        379,400        13,525,610
                                                                              --------------
RETAIL & MERCHANDISING -- 6.2%
   Aeropostale, Inc.* .....................................        374,900         9,859,870
   Foot Locker, Inc. ......................................        487,000        11,488,330
   Hot Topic, Inc.*(a) ....................................        792,626        11,294,920
   NBTY, Inc.* ............................................      1,041,700        16,927,625
   Ross Stores, Inc. (a) ..................................        696,200        20,120,180
   TJX Cos., Inc. .........................................        975,400        22,658,542
                                                                              --------------
                                                                                  92,349,467
                                                                              --------------
SEMICONDUCTORS -- 0.8%
   International Rectifier Corp.* .........................        366,700        11,697,730
                                                                              --------------
TELECOMMUNICATIONS -- 1.6%
   Amdocs Ltd.* ...........................................        246,100         6,767,750
   Avaya, Inc.* ...........................................      1,633,100        17,425,177
                                                                              --------------
                                                                                  24,192,927
                                                                              --------------
TRANSPORTATION -- 4.2%
   Frontline Ltd. (a) .....................................        470,600        17,845,152
   General Maritime Corp. (a) .............................        425,800        15,771,632
   Overseas Shipholding Group, Inc. .......................        288,100        14,517,359
   Teekay Shipping Corp. (a) ..............................        344,600        13,749,540
                                                                              --------------
                                                                                  61,883,683
                                                                              --------------
UTILITIES -- 4.8%
   DPL, Inc. (a) ..........................................        812,300        21,127,923
   Edison International* ..................................        335,500        14,631,155
   TXU Corp. ..............................................        699,400        35,102,886
                                                                              --------------
                                                                                  70,861,964
                                                                              --------------
TOTAL LONG-TERM INVESTMENTS
   (cost $1,289,494,792) ..................................                    1,457,879,611
                                                                              --------------
SHORT-TERM INVESTMENT -- 16.2%
MONEY MARKET MUTUAL FUND
   Dryden Core Investment Fund - Taxable Money Market
      Series (cost $240,039,591; includes $227,428,114
      of cash collateral for securities onloan) (b)(w)
      (Note4) .............................................    240,039,591       240,039,591
                                                                              --------------
TOTAL INVESTMENTS -- 114.8%
   (cost $1,529,534,383; Note 6) ..........................                    1,697,919,202
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- (14.8)% ................................                     (218,893,360)
                                                                              --------------
NET ASSETS -- 100.0% ......................................
                                                                              $1,479,025,842
                                                                              ==============

The following abbreviations are used in portfolio descriptions:

ADR  American Depositary Receipt

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $218,437,233; cash collateral of $227,428,114 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Money Market Mutual Fund (including 15.4% of
  collateral received for securities on loan)                              16.2%
Construction                                                               14.4
Oil & Gas                                                                  13.2
Metals & Mining                                                            10.0
Retail & Merchandising                                                      6.2
Insurance                                                                   5.0
Financial - Bank & Trust                                                    4.8
Utilities                                                                   4.8
Financial Services                                                          4.4
Transportation                                                              4.2
Health Care Services                                                        3.6
Machinery & Equipment                                                       3.6
Real Estate Investment Trust                                                3.4
Automotive Parts                                                            2.5
Consumer Products & Services                                                2.5
Conglomerates                                                               1.8
Education                                                                   1.6
Entertainment & Leisure                                                     1.6
Telecommunications                                                          1.6
Internet Services                                                           1.4
Beverages                                                                   1.2
Pharmaceuticals                                                             1.2
Industrial Products                                                         1.0
Real Estate Investment Trust - Other Reit                                   0.9
Computer Hardware                                                           0.8
Semiconductors                                                              0.8
Business Services                                                           0.7
Clothing & Apparel                                                          0.7
Computer Software                                                           0.6
Energy Services                                                             0.1
                                                                          -----
                                                                          114.8
Liabilities in excess of other assets                                     (14.8)
                                                                          -----
                                                                          100.0%
                                                                          =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B48

                 ----------------------------------------------
                          AST MID-CAP VALUE PORTFOLIO
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                                    SHARES         (NOTE 2)
                                                                   -------       -----------
LONG-TERM INVESTMENTS -- 96.7%
COMMON STOCKS

AEROSPACE & DEFENSE -- 0.8%
   General Dynamics Corp. .................................        11,700         $1,334,385
                                                                                  ----------
BUILDING MATERIALS -- 1.0%
   Lafarge North America, Inc. ............................        30,300          1,667,106
                                                                                  ----------
BUSINESS SERVICES -- 1.9%
   URS Corp.* .............................................        80,500          3,027,605
                                                                                  ----------
CABLE TELEVISION -- 0.7%
   Cablevision Systems New York Group
      (Class "A" Stock)* ..................................        44,900          1,053,803
                                                                                  ----------
CHEMICALS -- 0.8%
   Eastman Chemical Co. ...................................        18,200            938,938
   Valspar Corp. ..........................................        11,900            293,573
                                                                                  ----------
                                                                                   1,232,511
                                                                                  ----------
CLOTHING & APPAREL -- 2.0%
   VF Corp. ...............................................        58,500          3,237,390
                                                                                  ----------
COMMERCIAL BANKS -- 0.7%
   North Fork Bancorporation, Inc. ........................        39,800          1,088,928
                                                                                  ----------
COMMERCIAL SERVICES -- 0.9%
   Education Management, Corp. ............................        42,800          1,434,228
                                                                                  ----------
COMPUTER HARDWARE -- 2.8%
   Affiliated Computer Services, Inc. .....................        18,400          1,088,912
   Ansys, Inc.* ...........................................        23,200            990,408
   Cadence Design Systems, Inc.* ..........................       140,000          2,368,800
                                                                                  ----------
                                                                                   4,448,120
                                                                                  ----------
COMPUTER SERVICES & SOFTWARE -- 3.1%
   Computer Sciences Corp* ................................        68,000          3,443,520
   Hyperion Solution, Corp. ...............................        45,250          1,620,855
                                                                                  ----------
                                                                                   5,064,375
                                                                                  ----------
CONSTRUCTION -- 3.7%
   D.R. Horton, Inc. ......................................        65,500          2,340,315
   Hovnanian Enterprises, Inc.
      (Class "A" Stock)* ..................................        33,000          1,638,120
   Pulte Homes, Inc. ......................................        52,300          2,058,528
                                                                                  ----------
                                                                                   6,036,963
                                                                                  ----------
CONSUMER PRODUCTS & SERVICES -- 0.8%
   Scotts Co. (The) (Class "A" Stock) .....................        29,400          1,330,056
                                                                                  ----------
CONTAINERS & PACKAGING -- 1.5%
   Sonoco Products Co. ....................................        84,200          2,475,480
                                                                                  ----------
DIVERSIFIED -- 2.0%
   AptarGroup, Inc. .......................................        61,300          3,199,860
                                                                                  ----------
DIVERSIFIED FINANCIAL SERVICES -- 0.8%
   CIT Group, Inc. ........................................        26,100          1,351,458
                                                                                  ----------
DRUGS -- 1.5%
   IMS Health, Inc. .......................................        98,900          2,464,588
                                                                                  ----------
DRUGS & MEDICINE -- 0.9%
   Coventry Health Care, Inc.* ............................        26,300          1,498,048
                                                                                  ----------

ELECTRONIC COMPONENTS -- 2.8%
   Flextronics International Ltd.* ........................       261,000          2,724,840
   Harman International Industries, Inc. ..................        17,400          1,702,590
                                                                                  ----------
                                                                                   4,427,430
                                                                                  ----------
ENVIRONMENTAL SERVICES -- 1.8%
   Allied Waste Industries, Inc.* .........................       171,300          1,497,162
   Republic Services, Inc. ................................        37,300          1,400,615
                                                                                  ----------
                                                                                   2,897,777
                                                                                  ----------
FINANCIAL - BANK & TRUST -- 5.1%
   Astoria Financial Corp. ................................        56,700          1,666,980
   Compass Banshares, Inc. ................................        67,600          3,264,404
   Sovereign Bancorp, Inc. ................................       155,500          3,361,910
                                                                                  ----------
                                                                                   8,293,294
                                                                                  ----------
FINANCIAL - BROKERAGE -- 0.7%
   Edwards, (A.G.), Inc. ..................................        25,000          1,171,500
                                                                                  ----------
FINANCIAL SERVICES -- 2.4%
   Eaton Vance Corp. ......................................        47,700          1,305,072
   Jefferies Group, Inc. ..................................        27,300          1,227,954
   Raymond James Financial, Inc. ..........................        34,100          1,284,547
                                                                                  ----------
                                                                                   3,817,573
                                                                                  ----------
FOOD -- 2.0%
   Hormel Foods Corp.* ....................................       100,400          3,281,072
                                                                                  ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.6%
   Cooper Cos, Inc. (The) .................................        19,300            990,090
                                                                                  ----------
HEALTH CARE PROVIDERS & SERVICES -- 1.3%
   Covance, Inc. ..........................................        43,300          2,102,215
                                                                                  ----------
HOTELS, RESTAURANTS & LEISURE -- 1.7%
   International Game Technology ..........................        50,000          1,539,000
   Yum! Brands, Inc. ......................................        26,000          1,218,880
                                                                                  ----------
                                                                                   2,757,880
                                                                                  ----------
INSURANCE -- 4.9%
   Lincoln National Corp. .................................        45,800          2,428,774
   Old Republic International Corp. .......................        90,900          2,387,034
   Protective Life Corp. ..................................        31,500          1,378,755
   Safeco Corp. ...........................................        28,800          1,627,200
                                                                                  ----------
                                                                                   7,821,763
                                                                                  ----------
INSURANCE - HEALTH INSURANCE -- 0.5%
   CIGNA Corp. ............................................         7,500            837,750
                                                                                  ----------
MACHINERY -- 1.1%
   Cummins, Inc. ..........................................        20,500          1,839,465
                                                                                  ----------
MACHINERY & EQUIPMENT -- 1.7%
   Eaton Corp. ............................................        36,400          2,442,076
   Snap-on, Inc. ..........................................         9,200            345,552
                                                                                  ----------
                                                                                   2,787,628
                                                                                  ----------
MANUFACTURING -- 0.8%
   Harsco Corp. ...........................................        19,400          1,309,694
                                                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B49

                 ----------------------------------------------
                     AST MID-CAP VALUE PORTFOLIO (CONTINUED)
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                    SHARES        (NOTE 2)
                                                                   -------      ------------
COMMON STOCKS (CONTINUED)

MEDICAL PRODUCTS -- 1.1%
   Express Scripts, Inc. ..................................         20,600      $  1,726,280
                                                                                ------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.8%
   Bard (C.R.), Inc. ......................................         15,300         1,008,576
   Beckman Coulter, Inc. ..................................         34,800         1,980,120
   Biomet, Inc. ...........................................         42,700         1,561,539
   Forest Laboratories, Inc.* .............................         39,700         1,614,996
                                                                                ------------
                                                                                   6,165,231
                                                                                ------------
OIL & GAS -- 8.5%
   Chesapeake Energy Corp. ................................         26,900           853,537
   Houston Exploration Co. ................................         20,000         1,056,000
   Kerr-McGee Corp. .......................................          9,100           826,826
   Keyspan Energy .........................................         24,100           860,129
   Newfield Exploration Co.* ..............................         37,600         1,882,632
   Noble Corp. (Cayman Islands) ...........................         22,300         1,573,042
   Pioneer Natural Resources Co. ..........................         33,000         1,691,910
   Questar Corp. ..........................................         41,700         3,156,690
   XTO Energy, Inc. .......................................         41,000         1,801,540
                                                                                ------------
                                                                                  13,702,306
                                                                                ------------
PHARMACEUTICALS -- 2.3%
   Barr Pharmaceuticals, Inc. .............................         33,300         2,074,257
   Medco Health Solutions, Inc.* ..........................         29,200         1,629,360
                                                                                ------------
                                                                                   3,703,617
                                                                                ------------
PRINTING & PUBLISHING -- 1.0%
   Donnelley, (R.R.) & Sons Co. ...........................         47,200         1,614,712
                                                                                ------------
REAL ESTATE INVESTMENT TRUST -- 4.9%
   Apartment Investment & Management Co.
     (Class "A" Stock) ....................................         42,400         1,605,688
   Boston Properties, Inc. ................................         19,000         1,408,470
   Duke Realty Corp. ......................................         96,000         3,206,400
   Simon Property Group, Inc. .............................         21,400         1,639,882
                                                                                ------------
                                                                                   7,860,440
                                                                                ------------
RESTAURANTS -- 4.0%
   Brinker International, Inc. ............................         24,500           947,170
   Darden Restaurants, Inc. ...............................         98,443         3,827,464
   Wendy's International, Inc.* ...........................         29,800         1,646,748
                                                                                ------------
                                                                                   6,421,382
                                                                                ------------
RETAIL & MERCHANDISING -- 5.9%
   Borders Group, Inc. ....................................        115,900         2,511,553
   Federated Department Stores, Inc. ......................         25,200         1,671,516
   Guitar Center, Inc.* ...................................         23,300         1,165,233
   Michaels Stores, Inc.* .................................         41,600         1,471,392
   Ruddick Corp. ..........................................         75,400         1,604,512
   TJX Cos., Inc. .........................................         48,300         1,122,009
                                                                                ------------
                                                                                   9,546,215
                                                                                ------------
SEMI-CONDUCTORS -- 0.6%
   International Rectifier Corp.* .........................         28,700           915,530
                                                                                ------------
TELECOMMUNICATIONS -- 3.5%
   American Tower Corp. (Class "A" Stock) .................         68,900         1,867,190
   CenturyTel, Inc. .......................................          8,800           291,808
   Corning, Inc.* .........................................        131,200         2,579,392
   Plantronics, Inc. ......................................         29,300           829,190
                                                                                ------------
                                                                                   5,567,580
                                                                                ------------
THRIFTS & MORTGAGE FINANCE -- 0.9%
   Countrywide Financial Corp. ............................         42,600         1,456,494
                                                                                ------------
TRANSPORTATION -- 2.9%
   GATX Corp. .............................................         22,300           804,584
   Union Pacific Corp. ....................................         17,700         1,425,027
   Werner Enterprises, Inc.* ..............................        122,500         2,413,250
                                                                                ------------
                                                                                   4,642,861
                                                                                ------------
UTILITIES -- 2.0%
   Idacorp, Inc. ..........................................        111,500         3,266,950
                                                                                ------------
UTILITIES - ELECTRICAL UTILITIES -- 2.0%
   Pinnacle West Capital Corp. ............................         76,500         3,163,275
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS -- 96.7%
   (cost $156,555,360; Note 6) ............................                      156,032,908
OTHER ASSETS IN EXCESS
   OF LIABILITIES -- 3.3% ..................................                       5,261,934
                                                                                ------------
NET ASSETS -- 100.0% .......................................                    $161,294,842
                                                                                ============

*  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B50

                 ----------------------------------------------
                     AST MID-CAP VALUE PORTFOLIO (CONTINUED)
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

The industry classification of long-term portfolio holdingsand other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Oil & Gas                                                                   8.5%
Retail & Merchandising                                                      5.9
Financial - Bank & Trust                                                    5.1
Insurance                                                                   4.9
Real Estate Investment Trust                                                4.9
Restaurants                                                                 4.0
Medical Supplies & Equipment                                                3.8
Construction                                                                3.7
Telecommunications                                                          3.5
Computer Services & Software                                                3.1
Transportation                                                              2.9
Computer Hardware                                                           2.8
Electronic Components                                                       2.8
Financial Services                                                          2.4
Pharmaceuticals                                                             2.3
Clothing & Apparel                                                          2.0
Diversified                                                                 2.0
Food                                                                        2.0
Utilities                                                                   2.0
Utilities - Electrical Utilities                                            2.0
Business Services                                                           1.9
Environmental Services                                                      1.8
Hotels, Restaurants & Leisure                                               1.7
Machinery & Equipment                                                       1.7
Containers & Packaging                                                      1.5
Drugs                                                                       1.5
Health Care Providers & Services                                            1.3
Machinery                                                                   1.1
Medical Products                                                            1.1
Building Materials                                                          1.0
Printing & Publishing                                                       1.0
Commercial Services                                                         0.9
Drugs & Medicine                                                            0.9
Thrifts & Mortgage Finance                                                  0.9
Aerospace & Defense                                                         0.8
Chemicals                                                                   0.8
Consumer Products & Services                                                0.8
Diversified Financial Services                                              0.8
Manufacturing                                                               0.8
Cable Television                                                            0.7
Commercial Banks                                                            0.7
Financial - Brokerage                                                       0.7
Health Care Equipment & Supplies                                            0.6
Semi-Conductors                                                             0.6
Insurance - Health Insurance                                                0.5
                                                                          -----
                                                                           96.7
Other assets in excess of liabilities                                       3.3
                                                                          -----
                                                                          100.0%
                                                                          =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B51

                 -----------------------------------------------
                  AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                 -----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                                    SHARES         (NOTE 2)
                                                                   -------       -----------
LONG-TERM INVESTMENTS -- 91.7%
COMMON STOCKS

BUILDING & REAL ESTATE -- 0.3%
   Saint Joe Co. (The) ....................................         20,300       $ 1,364,566
                                                                                 -----------
BUSINESS SERVICES -- 0.2%
   China Shenhua Energy Co. Ltd.
    (Class "H" Stock) (China) .............................        751,000           827,176
                                                                                 -----------
CHEMICALS -- 3.3%
   Dow Chemical Co. .......................................         61,400         2,690,548
   DuPont, (E.I.) de Nemours & Co. ........................         64,000         2,720,000
   Nova Chemicals Corp. (Canada) ..........................         29,900           998,660
   Potash Corp. of Saskatchewan, Inc. (Canada) (a) ........         90,900         7,291,998
                                                                                 -----------
                                                                                  13,701,206
                                                                                 -----------
CONSTRUCTION -- 0.9%
   Technip SA (France) ....................................         59,900         3,602,496
                                                                                 -----------
CONTAINERS & PACKAGING -- 1.0%
   Smurfit-Stone Container Corp.* .........................        303,562         4,301,473
                                                                                 -----------
DIVERSIFIED METALS -- 3.4%
   Companhia Vale Do Rio Doce,
    ADR (Brazil) ..........................................         78,100         3,213,034
   Inco Ltd. (Canada) .....................................        165,400         7,206,478
   Nucor Corp. ............................................         55,400         3,696,288
                                                                                 -----------
                                                                                  14,115,800
                                                                                 -----------
ENERGY SERVICES -- 3.7%
   Duke Energy Corp. ......................................         75,200         2,064,240
   Dynegy, Inc.* ..........................................        158,400           766,656
   Edison International* ..................................         32,300         1,408,603
   NRG Energy, Inc.* ......................................         83,000         3,910,960
   Peabody Energy Corp. ...................................         54,600         4,500,132
   W-H Energy Services, Inc.* .............................         86,700         2,868,036
                                                                                 -----------
                                                                                  15,518,627
                                                                                 -----------
EXPLORATION & PRODUCTION -- 8.5%
   Devon Energy Corp. .....................................        106,614         6,667,640
   Dresser Rand Group, Inc.* ..............................         53,500         1,293,630
   Encore Acquisition Co.* ................................        115,100         3,687,804
   Murphy Oil Corp. .......................................        194,900        10,522,651
   Nexen, Inc. (Canada) ...................................         25,900         1,233,617
   Royal Dutch Petroleum Co. NY ...........................        195,700        12,033,593
                                                                                 -----------
                                                                                  35,438,935
                                                                                 -----------
GAS TRANSMISSION & DISTRIBUTION -- 0.4%
   NiSource, Inc.* ........................................         75,200         1,568,672
                                                                                 -----------
INTEGRATED PETROLEUM -- 11.8%
   Baker Hughes, Inc. .....................................        153,700         9,341,886
   BP PLC, ADR (United Kingdom) ...........................        129,200         8,297,224
   ChevronTexaco Corp. ....................................         49,156         2,790,586
   Eni SpA, ADR (Italy) ...................................         35,000         4,881,100
   Exxon Mobil Corp. ......................................        199,600        11,211,532
   Lukoil, ADR (Russia) ...................................         49,400         2,939,300
   Total Fina SA, ADR (France) ............................         76,800         9,707,520
                                                                                 -----------
                                                                                  49,169,148
                                                                                 -----------
MACHINERY & EQUIPMENT -- 7.3%
   Caterpillar, Inc.* .....................................         59,700         3,448,869

MACHINERY & EQUIPMENT
   Cooper Cameron Corp.* ..................................        266,200        11,020,680
   Deere & Co. ............................................         75,600         5,149,116
   Finning International, Inc. (Canada) ...................         33,500         1,070,317
   Grant Prideco, Inc.* ...................................        141,900         6,260,628
   Terex Corp.* ...........................................         63,100         3,748,140
                                                                                 -----------
                                                                                  30,697,750
                                                                                 -----------
METALS & MINING -- 11.3%
   Alcan, Inc. (Canada) (a) ...............................         165,700        6,785,415
   Arch Coal, Inc. (a) ....................................         103,100        8,196,450
   BHP Billiton Ltd. (Australia) ..........................         474,100        7,895,995
   Mechel, ADR (Russia)* ..................................          82,800        2,001,276
   Metal Management, Inc. .................................          74,700        1,737,522
   Newmont Mining Corp. ...................................         128,526        6,863,288
   Rio Tinto PLC (United Kingdom) .........................         131,100        5,988,516
   Schnitzer Steel Industries, Inc.
    (Class "A" Stock) .....................................          66,700        2,040,353
   Teck Cominco Ltd. (Class "B" Stock) (Canada) ...........         110,600        5,875,072
                                                                                 -----------
                                                                                  47,383,887
                                                                                 -----------
OIL & GAS -- 14.2%
   Bill Barrett Corp.* ....................................          52,400        2,023,164
   Diamond Offshore Drilling, Inc. (a) ....................         140,800        9,794,048
   Halliburton Co. ........................................          24,200        1,499,432
   Helmerich & Payne, Inc. ................................          22,200        1,374,402
   Key Energy Services, Inc.* .............................          60,900          820,323
   Mol Magyar Olaj-Es Gazipari Rt.,
    GDR (Hungary) .........................................          11,100        1,043,400
   Nabors Industries Ltd.* ................................          46,500        3,522,375
   Neste Oil Oyj Ltd. (Finland)* ..........................          43,600        1,232,633
   Petroleo Brasileiro SA, ADR (Brazil)* ..................          35,500        2,285,135
   Schlumberger Ltd. ......................................         116,700       11,337,405
   Statoil ASA (Norway)* ..................................         340,700        7,824,293
   Transocean, Inc. (Cayman Islands)* .....................         129,600        9,031,824
   Valero Energy Corp. ....................................          54,234        2,798,474
   Williams Cos., Inc. ....................................         215,100        4,983,867
                                                                                 -----------
                                                                                  59,570,775
                                                                                 -----------
PAPER & FOREST PRODUCTS -- 4.8%
   Bowater, Inc. ..........................................         60,000         1,843,200
   International Paper Co. (a) ............................        180,800         6,076,688
   Kimberly-Clark Corp. ...................................         49,100         2,928,815
   MeadWestvaco Corp. .....................................         55,500         1,555,665
   Potlatch Corp. (a) .....................................         71,800         3,660,364
   Weyerhaeuser Co. .......................................         62,800         4,166,152
                                                                                 -----------
                                                                                  20,230,884
                                                                                 -----------
PETROLEUM EXPLORATION & PRODUCTION -- 16.4%
   Anadarko Petroleum Corp. (a) ...........................         33,100         3,136,225
   BG Group PLC (United Kingdom) ..........................        306,500         3,029,511
   BJ Services Co. ........................................        243,900         8,943,813
   Burlington Resources, Inc. .............................         99,400         8,568,280
   Canadian Natural Resources Ltd. (China) ................        213,900        10,613,718
   ConocoPhillips .........................................        143,578         8,353,368

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B52

           -----------------------------------------------------------
            AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)
           -----------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                    SHARES        (NOTE 2)
                                                                   -------      ------------
COMMON STOCKS (CONTINUED)

PETROLEUM EXPLORATION & PRODUCTION (CONT'D.)
   EOG Resources, Inc. ....................................         92,000      $  6,750,040
   FMC Technologies, Inc.*(a) .............................         67,000         2,875,640
   Noble Corp. (Cayman Islands) ...........................         91,900         6,482,626
   Smith International, Inc. ..............................        237,500         8,813,625
   XTO Energy, Inc. .......................................         23,976         1,053,505
                                                                                ------------
                                                                                  68,620,351
                                                                                ------------
PRECIOUS METALS -- 1.1%
   Meridian Gold, Inc.*(a) ................................        210,000         4,592,700
                                                                                ------------
RAILROADS -- 0.6%
   Burlington Northern Santa Fe Corp.                               37,100         2,627,422
                                                                                ------------
REAL ESTATE INVESTMENT TRUST -- 2.5%
   AMB Property Corp. .....................................         43,500         2,138,895
   Archstone-Smith Trust ..................................         41,000         1,717,490
   Boston Properties, Inc. ................................         22,900         1,697,577
   Camden Property Trust ..................................         28,000         1,621,760
   Duke-Weeks Realty Corp. ................................         36,030         1,203,402
   ProLogis ...............................................         27,015         1,262,141
   Simon Property Group, Inc. .............................          8,200           628,366
                                                                                ------------
                                                                                  10,269,631
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $288,129,304) ....................................                      383,601,499
                                                                                ============
SHORT-TERM INVESTMENTS -- 15.1%
MONEY MARKET MUTUAL FUND -- 12.9%
   Dryden Core Investment Fund -
      Taxable Money Market Series
      (cost $54,105,493; includes
      $43,546,794 of cash collateral
      for securities on loan) (b)(w)
      (Note4) .............................................     54,105,493        54,105,493
                                                                                 -----------

                                                                 PRINCIPAL
INTEREST                    MATURITY                               AMOUNT
  RATE                        DATE                                 (000)
--------                    --------                             ---------
COMMERCIAL PAPER -- 2.2%
Atlantic Asset Sec.
   (cost $4,997,583;
   purchased 12/22/05) (h)
   4.35%                   01/05/06                                 $5,000         4,997,583
Preferred Receivable Funding Corp.
   (cost $3,990,922;
   purchased 12/20/05) (h)
   4.30%                   01/20/06                                  4,000         3,990,922
                                                                                ------------
TOTAL COMMERCIAL PAPER
   (cost $8,988,505) ......................................                        8,988,505
                                                                                ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $63,093,998) .....................................                       63,093,998
                                                                                ------------
TOTAL INVESTMENTS(o) -- 106.8%
   (cost $351,223,302; Note 6) ............................                      446,695,497
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- (6.8)% .................................                     (28,267,846)
                                                                                ------------
NET ASSETS -- 100.0% ......................................                     $418,427,651
                                                                                ============

The following abbreviations are used in portfolio descriptions: ADR American Depositary Receipt

GDR   Global Depositary Receipts

*     Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $42,085,680; cash collateral of $43,546,794 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(h) Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities). At the end of the current reporting period, the aggregate cost of such securities was $8,988,505. The aggregate market value of $8,988,505 is approximately 2.2% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.

(o) As of December 31, 2005, 2 securities representing $8,723,171 and 2.08% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Petroleum Exploration & Production                                    16.4%
Oil & Gas                                                             14.2
Money Market Mutual Fund (includes 10.4%
  of collateral received for securities on loan)                      12.9
Integrated Petroleum                                                  11.8
Metals & Mining                                                       11.3
Exploration & Production                                               8.5
Machinery & Equipment                                                  7.3
Paper & Forest Products                                                4.8
Energy Services                                                        3.7
Diversified Metals                                                     3.4
Chemicals                                                              3.3
Real Estate Investment Trust                                           2.5
Commercial Paper                                                       2.2
Precious Metals                                                        1.1
Containers & Packaging                                                 1.0
Construction                                                           0.9
Railroads                                                              0.6
Gas Transmission & Distribution                                        0.4
Building & Real Estate                                                 0.3
Business Services                                                      0.2
                                                                     -----
                                                                     106.8
Liabilities in excess of other assets                                (6.8)
                                                                     -----
                                                                     100.0%
                                                                     =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B53

                ------------------------------------------------
                  AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                ------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005


                                                                                    VALUE
                                                                    SHARES         (NOTE 2)
                                                                   -------       -----------
LONG-TERM INVESTMENTS -- 96.9%
COMMON STOCKS

ADVERTISING -- 4.2%
   Lamar Advertising Co. (Class "A" Stock)* ...............         96,500       $ 4,452,510
   Sepracor, Inc.*(a) .....................................         50,400         2,600,640
   SLM Corp.(a) ...........................................        132,000         7,271,880
                                                                                 -----------
                                                                                  14,325,030
                                                                                 -----------
AEROSPACE -- 0.9%
   General Dynamics Corp. .................................         25,900         2,953,895
                                                                                 -----------
AIRLINES -- 1.4%
   Southwest Airlines Co. .................................        277,700         4,562,611
                                                                                 -----------
BROADCASTING -- 1.0%
   Scripps, (E.W.) Co. (Class "A" Stock) ..................         67,000         3,217,340
                                                                                 -----------
BUSINESS SERVICES -- 1.9%
   Accenture Ltd.(Class "A" Stock) ........................        217,900         6,290,773
                                                                                 -----------
CABLE TELEVISION -- 2.5%
   Rogers Communications, Inc.
      (Class "B" Stock) (Canada) ..........................        202,300         8,549,198
                                                                                 -----------
COMMERCIAL SERVICES -- 1.0%
   Apollo Group, Inc.(Class "A" Stock)* ...................         54,600         3,301,116
                                                                                 -----------
COMPUTER HARDWARE -- 2.5%
   Dell, Inc.*(a) .........................................        279,700         8,388,203
                                                                                 -----------
COMPUTER SERVICES & SOFTWARE -- 10.6%
   Automatic Data Processing, Inc. ........................         98,200         4,506,398
   Electronic Arts, Inc.* .................................         31,700         1,658,227
   EMC Corp.* .............................................        386,000         5,257,320
   Microsoft Corp. ........................................        506,500        13,244,975
   NAVTEQ Corp.* ..........................................         72,700         3,189,349
   Oracle Corp.* ..........................................        407,300         4,973,133
   Red Hat, Inc.*(a) ......................................        102,100         2,781,204
                                                                                 -----------
                                                                                  35,610,606
                                                                                 -----------
CONSUMER STAPLES - HOME PRODUCTS -- 1.0%
   Harman International Industries, Inc....................         36,100         3,532,385
                                                                                 -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.5%
   General Electric Co. ...................................        429,400        15,050,470
                                                                                 -----------
ELECTRONICS -- 1.0%
   Garmin Ltd.(a) .........................................         52,900         3,509,915
                                                                                 -----------
ENTERTAINMENT & LEISURE -- 4.4%
   Carnival Corp. .........................................        107,000         5,721,290
   International Game Technology ..........................        182,000         5,601,960
   Wynn Resorts Ltd.*(a) ..................................         64,000         3,510,400
                                                                                 -----------
                                                                                  14,833,650
                                                                                 -----------
FARMING & AGRICULTURE -- 1.4%
   Monsanto Co. ...........................................         59,400         4,605,282
                                                                                 -----------
FINANCIAL SERVICES -- 8.1%
   Ameritrade Holding Corp.* ..............................        259,700         6,232,800
   Citigroup, Inc. ........................................        119,600         5,804,188
   Franklin Resources, Inc.................................         41,600         3,910,816
   Legg Mason, Inc. .......................................         27,800         3,327,382
   State Street Corp. .....................................        145,800         8,083,152
                                                                                 -----------
                                                                                  27,358,338
                                                                                 -----------
FOOD -- 1.6%
   Sysco Corp. ............................................        177,600         5,514,480
                                                                                 -----------
HEALTH CARE SERVICES -- 5.5%
   Caremark Rx, Inc.* .....................................         71,600         3,708,164
   Humana, Inc.* ..........................................         53,200         2,890,356
   UnitedHealth Group, Inc. ...............................        192,900        11,986,806
                                                                                 -----------
                                                                                  18,585,326
                                                                                 -----------
INSURANCE -- 1.6%
   WellPoint, Inc.* .......................................         67,200         5,361,888
                                                                                 -----------
INTERNET SERVICES -- 5.8%
   Google, Inc.(Class "A" Stock)*(a) ......................         14,900         6,181,414
   Juniper Networks, Inc.*(a) .............................        306,500         6,834,950
   Yahoo!, Inc.* ..........................................        171,200         6,707,616
                                                                                 -----------
                                                                                  19,723,980
                                                                                 -----------
MANUFACTURING -- 2.4%
   Danaher Corp. ..........................................        147,000         8,199,660
                                                                                 -----------
MEDICAL SUPPLIES & EQUIPMENT -- 5.3%
   Amgen, Inc.* ...........................................         85,400         6,734,644
   Medtronic, Inc. ........................................        124,800         7,184,736
   St. Jude Medical, Inc.* ................................         76,900         3,860,380
                                                                                 -----------
                                                                                  17,779,760
                                                                                 -----------
OIL & GAS -- 1.8%
   Schlumberger Ltd. ......................................         29,500         2,865,925
   Transocean, Inc. (Cayman Islands)* .....................         47,500         3,310,275
                                                                                 -----------
                                                                                   6,176,200
                                                                                 -----------
PHARMACEUTICALS -- 3.7%
   Cardinal Health, Inc....................................         40,100         2,756,875
   Genentech, Inc.*(a) ....................................         51,400         4,754,500
   Gilead Sciences, Inc.* .................................         93,000         4,894,590
                                                                                 -----------
                                                                                  12,405,965
                                                                                 -----------
RESTAURANTS -- 0.4%
   Starbucks Corp.* .......................................         45,100         1,353,451
                                                                                 -----------
RETAIL & MERCHANDISING -- 7.7%
   Kohl's Corp.* ..........................................        131,100         6,371,460
   PETsMART, Inc. .........................................        119,800         3,074,068
   Target Corp. ...........................................         47,000         2,583,590
   Wal-Mart Stores, Inc. ..................................        196,700         9,205,560
   Walgreen Co.(a) ........................................        109,600         4,850,896
                                                                                 -----------
                                                                                  26,085,574
                                                                                 -----------
SEMICONDUCTORS -- 10.0%
   Analog Devices, Inc. ...................................        231,300         8,296,731
   Intel Corp. ............................................        339,200         8,466,432
   Marvell Technology Group Ltd. (Bermuda)* ...............         69,500         3,898,255
   Maxim Integrated Products, Inc. ........................        154,400         5,595,456
   Xilinx, Inc. ...........................................        295,500         7,449,555
                                                                                 -----------
                                                                                  33,706,429
                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B54

          ------------------------------------------------------------
            AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (CONTINUED)
          ------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                    SHARES        (NOTE 2)
                                                                   -------      ------------
COMMON STOCKS (CONTINUED)

TELECOMMUNICATIONS -- 4.7%
   American Tower Corp.(Class "A" Stock)* .................        183,400      $  4,970,140
   Corning, Inc.* .........................................        235,400         4,627,964
   Nextel Partners, Inc.(Class "A" Stock)* ................        229,300         6,406,642
                                                                                ------------
                                                                                  16,004,746
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS (cost $320,411,053) ...........                      326,986,271
                                                                                ------------
SHORT-TERM INVESTMENT -- 19.0%
MONEY MARKET MUTUAL FUND
   Dryden Core Investment Fund-Taxable Money Market Series
      (cost $64,190,456; includes $41,321,555 of cash
      collateral for securities on loan) (b)(w) (Note 4)...     64,190,456        64,190,456
                                                                                ------------
TOTAL INVESTMENTS -- 115.9%
   (cost $343,279,954; Note 6) ............................                      391,176,727
LIABILITIES IN EXCESS OF OTHER ASSETS -- (15.9)% ..........                      (53,682,573)
                                                                                ------------
NET ASSETS -- 100.0% ......................................
                                                                                $337,494,154
                                                                                ============

 *    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $40,003,369; cash collateral of $41,321,555 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investmens and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Money Market Mutual Fund (including 12.2%
  of collateral received for securities on loan)                      19.0%
Computer Services & Software                                          10.6
Semiconductors                                                        10.0
Financial Services                                                     8.1
Retail & Merchandising                                                 7.7
Internet Services                                                      5.8
Health Care Services                                                   5.5
Medical Supplies & Equipment                                           5.3
Telecommunications                                                     4.7
Electronic Components & Equipment                                      4.5
Entertainment & Leisure                                                4.4
Advertising                                                            4.2
Pharmaceuticals                                                        3.7
Cable Television                                                       2.5
Computer Hardware                                                      2.5
Manufacturing                                                          2.4
Business Services                                                      1.9
Oil & Gas                                                              1.8
Food                                                                   1.6
Insurance                                                              1.6
Airlines                                                               1.4
Farming & Agriculture                                                  1.4
Broadcasting                                                           1.0
Commercial Services                                                    1.0
Consumer Staples - Home Products                                       1.0
Electronics                                                            1.0
Aerospace                                                              0.9
Restaurants                                                            0.4
                                                                     -----
                                                                     115.9
Liabilities in excess of other assets                                (15.9)
                                                                     -----
                                                                     100.0%
                                                                     =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B55

                          -----------------------------
                             AST MFS GROWTH PORTFOLIO
                          -----------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

LONG-TERM INVESTMENTS -- 96.6%
COMMON STOCKS
                                                                                  VALUE
                                                                   SHARES        (NOTE 2)
                                                                 ---------    --------------
AEROSPACE -- 2.4%
   Northrop Grumman Corp. .................................         49,730    $    2,989,270
   United Technologies Corp. ..............................        181,060        10,123,065
                                                                              --------------
                                                                                  13,112,335
                                                                              --------------
BEVERAGES -- 1.4%
   PepsiCo, Inc. ..........................................        130,920         7,734,754
                                                                              --------------
BROADCASTING -- 1.0%
   Grupo Televisa SA, ADR (Brazil) ........................         35,680         2,872,240
   Univision Communications, Inc.
      (Class "A" Stock)* ..................................         96,000         2,821,440
                                                                              --------------
                                                                                   5,693,680
                                                                              --------------
BUSINESS SERVICES -- 0.5%
   Accenture Ltd. (Class "A" Stock)* ......................         95,600         2,759,972
                                                                              --------------
CAPITAL MARKETS -- 0.5%
   Franklin Resources, Inc.................................         30,600         2,876,706
                                                                              --------------
CHEMICALS -- 1.5%
   Praxair, Inc.* .........................................        161,820         8,569,987
                                                                              --------------
CLOTHING & APPAREL -- 1.6%
   NIKE, Inc. (Class "B" Stock) ...........................        100,150         8,692,018
                                                                              --------------
COMMERCIAL BANKS -- 1.3%
   UBS AG .................................................         77,561         7,383,951
                                                                              --------------
COMPUTER HARDWARE -- 2.4%
   Apple Computer, Inc.* ..................................         84,520         6,076,143
   Dell, Inc.* ............................................        251,020         7,528,090
                                                                              --------------
                                                                                  13,604,233
                                                                              --------------
COMPUTER SERVICES & SOFTWARE -- 2.2%
   EMC Corp.* .............................................        837,570        11,407,703
   Symantec Corp.* ........................................         49,380           864,150
                                                                              --------------
                                                                                  12,271,853
                                                                              --------------
COMPUTERS -- 1.0%
   Sandisk Corp............................................         89,800         5,641,236
                                                                              --------------
CONGLOMERATES -- 4.1%
   3M Co. .................................................         92,070         7,135,425
   Altria Group, Inc.* ....................................         37,600         2,809,472
   Danaher Corp. ..........................................          5,600           312,368
   General Electric Co. ...................................        360,040        12,619,402
                                                                              --------------
                                                                                  22,876,667
                                                                              --------------
CONSUMER PRODUCTS & SERVICES -- 1.6%
   Colgate-Palmolive Co. ..................................        159,820         8,766,127
                                                                              --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.5%
   Harman International Industries, Inc.(a) ...............         29,360         2,872,876
                                                                              --------------
ENTERTAINMENT & LEISURE -- 1.2%
   Carnival Corp. .........................................         83,150         4,446,030
   Las Vegas Sands Corp.(a) ...............................         51,100         2,016,917
                                                                              --------------
                                                                                   6,462,947
                                                                              --------------
FARMING & AGRICULTURE -- 1.3%
   Monsanto Co.............................................         91,900         7,125,007
                                                                              --------------
FINANCIAL SERVICES -- 5.0%
   American Express Co. ...................................        155,909         8,023,077
   Chicago Mercantile Exchange Holdings, Inc. .............          5,800         2,131,442
   Morgan Stanley Dean Witter & Co.........................        125,900         7,143,566
   SLM Corp.(a) ...........................................        195,490        10,769,544
                                                                              --------------
                                                                                  28,067,629
                                                                              --------------
FOOD -- 1.1%
   Kellogg Co. ............................................         51,480         2,224,966
   Nestle SA (Switzerland) ................................         13,752         4,112,884
                                                                              --------------
                                                                                   6,337,850
                                                                              --------------
HEALTHCARE SERVICES -- 2.0%
   UnitedHealth Group, Inc. ...............................        179,500        11,154,130
                                                                              --------------
HOTELS & MOTELS -- 2.4%
   Harrah's Entertainment, Inc. ...........................        102,200         7,285,838
   Starwood Hotels & Resorts Worldwide, Inc. ..............         92,600         5,913,436
                                                                              --------------
                                                                                  13,199,274
                                                                              --------------
INSURANCE -- 4.2%
   ACE Ltd. ...............................................         84,000         4,488,960
   American International Group, Inc. .....................        206,520        14,090,860
   WellPoint, Inc.* .......................................         59,000         4,707,610
                                                                              --------------
                                                                                  23,287,430
                                                                              --------------
INTERNET SERVICES -- 2.5%
   Google, Inc. (Class "A" Stock)* ........................         28,080        11,649,269
   Yahoo!, Inc.* ..........................................         56,910         2,229,734
                                                                              --------------
                                                                                  13,879,003
                                                                              --------------
MACHINERY & EQUIPMENT -- 1.6%
   Caterpillar, Inc.* .....................................        100,300         5,794,331
   Rockwell Automation, Inc. ..............................         47,600         2,816,016
                                                                              --------------
                                                                                   8,610,347
                                                                               -------------
MEDICAL SUPPLIES & EQUIPMENT -- 8.5%
   Advanced Medical Optics* ...............................         95,040         3,972,672
   Alcon, Inc. (Switzerland) ..............................         30,300         3,926,880
   Amgen, Inc.*(a) ........................................        119,330         9,410,364
   DENTSPLY International, Inc. ...........................         63,600         3,414,684
   Genzyme Corp.* .........................................        127,980         9,058,425
   Medtronic, Inc. ........................................        113,290         6,522,105
   St. Jude Medical, Inc.* ................................        167,630         8,415,026
   Zimmer Holdings, Inc.* .................................         40,880         2,756,947
                                                                              --------------
                                                                                  47,477,103
                                                                              --------------
METALS & MINING -- 0.5%
   BHP Billiton Ltd., ADR (Australia) .....................         87,500         2,924,250
                                                                              --------------
OIL & GAS -- 3.0%
   Amerada Hess Corp. .....................................         11,980         1,519,304
   GlobalSantaFe Corp. ....................................        134,610         6,481,471
   Newfield Exploration Co.* ..............................         22,500         1,126,575
   Weatherford International, Inc. Ltd. ...................        210,600         7,623,720
                                                                              --------------
                                                                                  16,751,070
                                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B56

                 ----------------------------------------------
                      AST MFS GROWTH PORTFOLIO (CONTINUED)
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                  VALUE
                                                                   SHARES        (NOTE 2)
                                                                 ---------    --------------
COMMON STOCKS (CONTINUED)

OIL WELL SERVICES & EQUIPMENT -- 1.0%
   Smith International, Inc. ..............................        147,100    $    5,458,881
                                                                              --------------
PHARMACEUTICALS -- 11.9%
   Allergan, Inc. .........................................         68,000         7,341,280
   Gilead Sciences, Inc.* .................................        183,750         9,670,762
   Johnson & Johnson ......................................        187,268        11,254,807
   Lilly, (Eli) & Co.(a) ..................................        127,340         7,206,171
   Roche Holding AG (Switzerland) .........................         76,140        11,432,154
   Teva Pharmaceutical Industries Ltd., ADR (Israel)(a) ...        180,610         7,768,036
   Wyeth ..................................................        257,010        11,840,451
                                                                              --------------
                                                                                  66,513,661
                                                                              --------------
RAILROADS -- 1.1%
   Norfolk Southern Corp. .................................        141,400         6,338,962
                                                                              --------------
RETAIL & MERCHANDISING -- 6.1%
   Home Depot, Inc. .......................................        123,900         5,015,472
   Kohl's Corp.* ..........................................        164,920         8,015,112
   Lowe's Cos., Inc. ......................................         40,950         2,729,727
   Staples, Inc. ..........................................         63,100         1,433,001
   Target Corp. ...........................................         80,040         4,399,799
   Wal-Mart Stores, Inc. ..................................        204,910         9,589,788
   Williams-Sonoma, Inc.* .................................         65,800         2,839,270
                                                                              --------------
                                                                                  34,022,169
                                                                              --------------
SEMICONDUCTORS -- 5.0%
   Analog Devices, Inc. ...................................        100,600         3,608,522
   Applied Materials, Inc.* ...............................        154,700         2,775,318
   Intel Corp..............................................        398,570         9,948,307
   Marvell Technology Group Ltd. Bermuda)* ................         82,600         4,633,034
   Texas Instruments, Inc. ................................         69,490         2,228,545
   Xilinx, Inc.(a) ........................................        178,610         4,502,758
                                                                              --------------
                                                                                  27,696,484
                                                                              --------------
SOFTWARE -- 5.9%
   Adobe Systems, Inc. ....................................        217,700         8,046,192
   Electronic Arts, Inc.*(a) ..............................        103,660         5,422,455
   Microsoft Corp..........................................        445,770        11,656,885
   Oracle Corp.* ..........................................        640,120         7,815,865
                                                                              --------------
                                                                                  32,941,397
                                                                              --------------
TELECOMMUNICATIONS -- 9.1%
   Amdocs Ltd.*(a) ........................................        308,910         8,495,025
   America Movil SA de CV (Class "L" Stock),
      ADR (Mexico)(a) .....................................        250,060         7,316,756
   Cisco Systems, Inc.* ...................................        637,660        10,916,739
   Corning, Inc.* .........................................        210,770         4,143,738
   Juniper Networks, Inc.* ................................        242,700         5,412,210
   Nokia Corp. (Class "A" Stock), ADR* (Norway) ...........        260,400         4,765,320
   Qualcomm, Inc. .........................................        220,060         9,480,185
                                                                              --------------
                                                                                  50,529,973
                                                                              --------------
TRANSPORTATION -- 1.2%
   FedEx Corp. ............................................         66,280         6,852,689
                                                                              --------------
TOTAL LONG-TERM INVESTMENTS
   (cost $514,050,355) ....................................                      538,486,651
                                                                              --------------

    INTEREST                  MATURITY                                             VALUE
      RATE                      DATE                              SHARES          (NOTE 2)
    --------                  --------                          ----------      ------------
SHORT-TERM INVESTMENTS -- 10.6%
MONEY MARKET MUTUAL FUND -- 6.6%
Dryden Core Investment
   Fund - Taxable Money
   Market Series (cost
   $36,907,002; includes
   $36,892,374 of cash
   collateral for securities
   onloan)(b)(w) (Note 4) ................................       36,907,002       36,907,002
                                                                                ------------

                                                                  PRINCIPAL
                                                                   AMOUNT
                                                                    (000)
                                                                  ---------
COMMERCIAL PAPER -- 4.0%
Old Line Funding LLC
   (cost  $3,853,097;
   purchased 12/30/05)
   4.22%                      01/03/06(h)                          $  3,854        3,853,097
   cost $18,223,716;
   purchased 12/30/05)
   4.23%                      01/03/06(h)                            18,228       18,223,716
TOTAL COMMERCIAL PAPER
   (cost $22,076,813) .....................................                       22,076,813
                                                                                ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $58,983,815) .....................................                       58,983,815
                                                                                ------------
TOTAL INVESTMENTS -- 107.2%
   (cost $573,034,170; Note 6) ............................                      597,470,466
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- (7.2)%  ................................                      (40,092,363)
                                                                                ------------
NET ASSETS -- 100.0% ......................................                     $557,378,103
                                                                                ============

The following abbreviations are used in portfolio descriptions:

ADR  American Depositary Receipt

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $35,580,891; cash collateral of $36,892,374 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(h) Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities - see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $22,076,813. The aggregate market value of $22,076,813 is approximately 4.0% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B57

                 ----------------------------------------------
                      AST MFS GROWTH PORTFOLIO (CONTINUED)
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Pharmaceuticals                                                             11.9%
Telecommunications                                                           9.1
Medical Supplies & Equipment                                                 8.5
Money Market Mutual Funds (including 6.6% of collateral received for
   securities on loan)                                                       6.6
Retail & Merchandising                                                       6.1
Software                                                                     5.9
Financial Services                                                           5.0
Semiconductors                                                               5.0
Insurance                                                                    4.2
Conglomerates                                                                4.1
Oil & Gas                                                                    3.0
Internet Services                                                            2.5
Aerospace                                                                    2.4
Computer Hardware                                                            2.4
Hotels & Motels                                                              2.4
Computer Services & Software                                                 2.2
Healthcare Services                                                          2.0
Clothing & Apparel                                                           1.6
Consumer Products & Services                                                 1.6
Machinery & Equipment                                                        1.6
Chemicals                                                                    1.5
Beverages                                                                    1.4
Commercial Banks                                                             1.3
Farming & Agriculture                                                        1.3
Entertainment & Leisure                                                      1.2
Transportation                                                               1.2
Food                                                                         1.1
Railroads                                                                    1.1
Broadcasting                                                                 1.0
Computers                                                                    1.0
Oil Well Services & Equipment                                                1.0
Business Services                                                            0.5
Capital Markets                                                              0.5
Electronic Components & Equipment                                            0.5
Metals & Mining                                                              0.5
Short-Term Investments                                                       4.0
                                                                           -----
                                                                           107.2
Liabilities in excess of other assets                                       (7.2)
                                                                           -----
                                                                           100.0%
                                                                           =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B58

                    ----------------------------------------
                      AST MARSICO CAPITAL GROWTH PORTFOLIO
                    ----------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                  VALUE
                                                                   SHARES        (NOTE 2)
                                                                 ---------    --------------
LONG-TERM INVESTMENTS - 96.7%
COMMON STOCKS

AEROSPACE -- 2.8%
   General Dynamics Corp. ...............................            495,388   $   56,499,001
   Lockheed Martin Corp..................................            575,100       36,593,613
                                                                               --------------
                                                                                   93,092,614
                                                                               --------------
AUTOMOBILE MANUFACTURERS -- 2.6%
   Toyota Motor Corp., ADR (Japan) ......................            804,268       84,142,518
                                                                               --------------
BEVERAGES -- 0.5%
   PepsiCo, Inc. ........................................            301,496       17,812,384
                                                                               --------------
BIOTECHNOLOGY -- 2.4%
   Amgen, Inc.* .........................................          1,014,998       80,042,742
                                                                               --------------
COMPUTER HARDWARE -- 4.5%
   Apple Computer, Inc.* ................................          2,085,506      149,927,026
                                                                               --------------
CONSTRUCTION -- 3.9%
   KB Home(a) ...........................................            679,315       49,359,028
   Lennar Corp. (Class "A" Stock) .......................            698,714       42,635,528
   MDC Holdings, Inc. ...................................            369,983       22,931,546
   Toll Brothers, Inc.* .................................            372,360       12,898,551
                                                                               --------------
                                                                                  127,824,653
                                                                               --------------
CONSUMER PRODUCTS & SERVICES -- 2.8%
   Procter & Gamble Co. .................................          1,620,419       93,789,852
                                                                               --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.8%
   General Electric Co. .................................          2,640,145       92,537,082
                                                                               --------------
ENTERTAINMENT & LEISURE -- 2.4%
   Station Casinos, Inc. ................................            190,776       12,934,613
   Wynn Resorts Ltd.*(a) ................................          1,185,639       65,032,299
                                                                               --------------
                                                                                   77,966,912
                                                                               --------------
FINANCIAL - BANK & TRUST -- 2.7%
   UBS AG, ADR (Switzerland) ............................            835,134       79,463,000
   UCBH Holdings, Inc. ..................................            520,882        9,313,370
                                                                               --------------
                                                                                   88,776,370
                                                                               --------------
FINANCIAL SERVICES -- 10.9%
   Chicago Mercantile Exchange Holdings, Inc. ...........            203,879       74,923,494
   Countrywide Financial Corp.(a) .......................          1,605,926       54,906,610
   Goldman Sachs Group, Inc..............................            273,081       34,875,174
   Lehman Brothers Holdings, Inc.........................            762,242       97,696,557
   SLM Corp.(a) .........................................          1,727,799       95,184,447
                                                                               --------------
                                                                                  357,586,282
                                                                               --------------
HEALTHCARE SERVICES -- 8.3%
   Quest Diagnostics, Inc.(a) ...........................            608,080       31,303,959
   UnitedHealth Group, Inc.(a) ..........................          3,911,972      243,089,940
                                                                               --------------
                                                                                  274,393,899
                                                                               --------------
HOTELS & MOTELS -- 2.8%
   Four Seasons Hotels, Inc. (Canada) ...................            545,714       27,149,272
   MGM Mirage, Inc.* ....................................          1,807,351       66,275,561
                                                                               --------------
                                                                                   93,424,833
                                                                               --------------
INSURANCE -- 1.0%
   Progressive Corp. ....................................            288,745       33,719,641
                                                                               --------------
INTERNET SERVICES -- 2.9%
   Google, Inc. (Class "A" Stock)*(a) ...................            228,714       94,884,290
                                                                               --------------
MACHINERY & EQUIPMENT -- 2.9%
   Caterpillar, Inc.* ...................................          1,662,456       96,040,083
                                                                               --------------
MEDICAL SUPPLIES & EQUIPMENT -- 5.2%
   Genzyme Corp.* .......................................            621,792       44,010,438
   Medtronic, Inc. ......................................          1,272,492       73,257,364
   Zimmer Holdings, Inc.* ...............................            813,929       54,891,372
                                                                               --------------
                                                                                  172,159,174
                                                                               --------------
OIL & GAS -- 1.1%
   Halliburton Co. ......................................            569,229       35,269,429
                                                                               --------------
PHARMACEUTICALS -- 7.2%
   Amylin Pharmaceuticals, Inc.*(a) .....................            688,778       27,496,018
      Genentech, Inc.*(a) ...............................          2,262,011      209,236,017
                                                                               --------------
                                                                                  236,732,035
                                                                               --------------
RAILROADS -- 3.2%
   Burlington Northern Santa Fe Corp.                                759,453       53,784,461
   Union Pacific Corp. ..................................            622,456       50,113,933
                                                                               --------------
                                                                                  103,898,394
                                                                               --------------
REAL ESTATE INVESTMENT TRUST -- 0.7%
   Saint Joe Co. (The) ..................................            340,876       22,913,685
                                                                               --------------
RESTAURANTS -- 3.4%
   Starbucks Corp.* .....................................          1,676,854       50,322,389
   Yum! Brands, Inc.(a) .................................          1,319,663       61,865,801
                                                                               --------------
                                                                                  112,188,190
                                                                               --------------
RETAIL & MERCHANDISING -- 10.3%
   CVS Corp. ............................................          1,140,051       30,120,147
   Home Depot, Inc. .....................................          1,233,742       49,941,876
   Lowe's Cos., Inc.(a) .................................          2,221,847      148,108,321
   Target Corp. .........................................          1,599,451       87,921,822
   Walgreen Co. .........................................            532,627       23,574,071
                                                                               --------------
                                                                                  339,666,237
                                                                               --------------
TELECOMMUNICATIONS -- 5.9%
   America Movil SA de CV, ADR (Mexico)(a) ..............            292,757        8,566,070
   Motorola, Inc. .......................................          4,091,501       92,427,008
   Qualcomm, Inc. .......................................          2,142,813       92,312,384
                                                                               --------------
                                                                                  193,305,462
                                                                               --------------
TRANSPORTATION -- 3.5%
   FedEx Corp. ..........................................          1,121,038      115,904,119
                                                                               --------------
TOTAL LONG-TERM INVESTMENTS
   (cost $2,417,966,463) ................................                       3,187,997,906
                                                                               --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B59

                 ---------------------------------------------------
                   AST MARSICO CAPITAL GROWTH PORTFOLIO (CONTINUED)
                 ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                  VALUE
                                                                  SHARES         (NOTE 2)
                                                               -----------    --------------
SHORT-TERMINVESTMENT--15.1%

MONEY MARKET MUTUAL FUND--6.6%
   Dryden Core Investment Fund - Taxable Money Market Series
      (cost $496,940,973; includes $354,663,269 of cash
      collateral for securities on loan)(b)(w)
      (Note4) .............................................    496,940,973    $  496,940,973
                                                                              --------------
TOTAL INVESTMENTS -- 111.8%
   (cost $2,914,907,436; Note 6) ..........................                    3,684,938,879
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- (11.8)%  ...............................                    (388,813,262)
                                                                              --------------
NET ASSETS -- 100.0% ......................................                   $3,296,125,617
                                                                              ==============

The following abbreviations are used in portfolio descriptions:

ADR American Depositary Receipt

*   Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $340,595,947; cash collateral of $354,663,269 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of common corporate net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Money Market Mutual Fund (including 10.8% of
   collateral received for securities on loan)                   15.1%
Financial Services                                               10.9
Retail & Merchandising                                           10.3
Healthcare Services                                               8.3
Pharmaceuticals                                                   7.2
Telecommunications                                                5.9
Medical Supplies & Equipment                                      5.2
Computer Hardware                                                 4.5
Construction                                                      3.9
Transportation                                                    3.5
Restaurants                                                       3.4
Railroads                                                         3.2
Internet Services                                                 2.9
Machinery & Equipment                                             2.9
Aerospace                                                         2.8
Consumer Products & Services                                      2.8
Electronic Components & Equipment                                 2.8
Hotels & Motels                                                   2.8
Financial - Bank & Trust                                          2.7
Automobile Manufacturers                                          2.6
Biotechnology                                                     2.4
Entertainment & Leisure                                           2.4
Oil & Gas                                                         1.1
Insurance                                                         1.0
Real Estate Investment Trust                                      0.7
Beverages                                                         0.5
                                                                -----
                                                                111.8
Liabilities in excess of other assets                           (11.8)
                                                                -----
                                                                100.0%
                                                                =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B60

              -----------------------------------------------------
                 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005


                                                                                   VALUE
                                                                   SHARES         (NOTE 2)
                                                                   ------       ------------
LONG-TERM INVESTMENTS -- 99.4%
COMMON STOCKS

BEVERAGES -- 4.1%
   PepsiCo, Inc. ..........................................        526,410      $ 31,100,303
                                                                                ------------
BROADCAST & CABLE/SATELLITE TV -- 5.9%
   Clear Channel Communications, Inc. .....................        282,240         8,876,448
   Univision Communications, Inc.
      (Class "A" Stock)*(a) ...............................      1,124,610        33,052,288
   Westwood One, Inc.* ....................................        137,884         2,247,509
                                                                                ------------
                                                                                  44,176,245
                                                                                ------------
COMMERCIAL SERVICES -- 7.9%
   McGraw-Hill Cos., Inc. .................................        923,744        47,692,903
   Moody's Corp. ..........................................        196,236        12,052,815
                                                                                ------------
                                                                                  59,745,718
                                                                                ------------
COMPUTER HARDWARE -- 2.1%
   Dell, Inc.* ............................................        534,710        16,035,953
                                                                                ------------
COMPUTER SERVICES -- 5.7%
   First Data Corp. .......................................      1,008,800        43,388,488
                                                                                ------------
COMPUTER SOFTWARE -- 7.1%
   Electronic Arts, Inc.*(a) ..............................        369,340        19,320,175
   Microsoft Corp. ........................................      1,302,114        34,050,281
                                                                                ------------
                                                                                  53,370,456
                                                                                ------------
FINANCIALS -- 12.5%
   American Express Co. ...................................        248,880        12,807,365
   Freddie Mac(a) .........................................        866,427        56,621,005
   Schwab, (Charles) Corp. ................................      1,687,120        24,750,050
                                                                                ------------
                                                                                  94,178,420
                                                                                ------------
FOODS -- 1.7%
   Wrigley, (Wm., Jr.) Co.* ...............................        191,756        12,749,856
                                                                                ------------
GAMING/LODGING -- 8.5%
   Carnival Corp.(a) ......................................        297,050        15,883,263
   Cendant Corp. ..........................................      1,064,735        18,366,679
   Harrah's Entertainment, Inc.(a) ........................        419,779        29,926,045
                                                                                ------------
                                                                                  64,175,987
                                                                                ------------
INTERNET & ONLINE -- 2.4%
   Google, Inc.(Class "A" Stock)*(a) ......................         43,230        17,934,398
                                                                                ------------
MEDICAL SUPPLIES & EQUIPMENT -- 6.8%
   Medtronic, Inc. ........................................        326,980        18,824,239
   Stryker Corp. ..........................................        400,800        17,807,544
   Zimmer Holdings, Inc.*(a) ..............................        215,183        14,511,941
                                                                                ------------
                                                                                  51,143,724
                                                                                ------------
MOVIES & ENTERTAINMENT -- 6.0%
   Time Warner, Inc.* .....................................        865,734        15,098,401
   Viacom, Inc.(Class "B" Stock) ..........................        922,560        30,075,456
                                                                                ------------
                                                                                  45,173,857
                                                                                ------------
NETWORKING/TELECOM EQUIPMENT -- 2.4%
   Cisco Systems, Inc.* ...................................      1,062,900        18,196,848
                                                                                ------------
OIL & GAS -- 2.4%
   Suncor Energy, Inc. ....................................        290,550        18,342,421
                                                                                ------------
OIL WELL SERVICES & EQUIPMENT -- 5.4%
   Schlumberger Ltd.(a)  ..................................        416,380        40,451,317
                                                                                ------------
PHARMACY BENEFIT MANAGER -- 5.3%
   Caremark Rx, Inc.*  ....................................        454,188        23,522,397
   Medco Health Solutions, Inc.* ..........................        301,630        16,830,954
                                                                                ------------
                                                                                  40,353,351
                                                                                ------------
RETAILING -- 4.5%
   Lowe's Cos., Inc. ......................................        355,800        23,717,628
   Target Corp. ...........................................        192,270        10,569,082
                                                                                ------------
                                                                                  34,286,710
                                                                                ------------
SEMICONDUCTORS -- 5.2%
   Linear Technology Corp. ................................        387,340        13,971,354
   Qualcomm, Inc. .........................................        585,940        25,242,295
                                                                                ------------
                                                                                  39,213,649
                                                                                ------------
TELECOMMUNICATIONS -- 3.5%
   American Tower Corp.
      (Class "A" Shares)(a) ...............................        497,060        13,470,326
   Crown Castle International Corp.*(a) ...................        485,000        13,051,350
                                                                                ------------
                                                                                  26,521,676
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $657,821,609) ....................................                      750,539,377
                                                                                ------------
SHORT-TERM INVESTMENT -- 12.4%

MONEY MARKET MUTUAL FUND
   Dryden Core Investment Fund -
      Taxable Money Market Series
      (cost $93,609,376; includes
      $90,344,354 of cash collateral
      for securities on loan)(b)(w)
      (Note 4) ............................................     93,609,376        93,609,376
                                                                                ------------
TOTAL INVESTMENTS -- 111.8%
   (cost $751,430,985; Note 6) ............................                      844,148,753
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (11.8)% .................................                      (89,044,771)
                                                                                ------------
NET ASSETS -- 100.0% ......................................                     $755,103,982
                                                                                ============

*   Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $87,133,083; cash collateral of $90,344,354 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B61

     -----------------------------------------------------------------
        AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (CONTINUED)
     -----------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

The industry classification of long-term portfolio holdings, short-term investments and liablilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Financials                                                           12.5%
Money Market Mutual Fund (including 12.0%
   of collateral received for securities on loan)                    12.4
Gaming/Lodging                                                        8.5
Commercial Services                                                   7.9
Computer Software                                                     7.1
Medical Supplies & Equipment                                          6.8
Movies & Entertainment                                                6.0
Broadcast & Cable/Satellite TV                                        5.9
Computer Services                                                     5.7
Oil Well Services & Equipment                                         5.4
Pharmacy Benefit Manager                                              5.3
Semiconductors                                                        5.2
Retailing                                                             4.5
Beverages                                                             4.1
Telecommunications                                                    3.5
Internet & Online                                                     2.4
Networking/Telecom Equipment                                          2.4
Oil & Gas                                                             2.4
Computer Hardware                                                     2.1
Foods                                                                 1.7
                                                                    -----
                                                                    111.8
Liabilities in excess of other assets                               (11.8)
                                                                    -----
                                                                    100.0%
                                                                    =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B62

                    ----------------------------------------
                       AST DEAM LARGE-CAP VALUE PORTFOLIO
                    ----------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                   SHARES         (NOTE 2)
                                                                   ------       ------------
LONG-TERM INVESTMENTS -- 93.1%
COMMON STOCKS

AEROSPACE -- 1.9%
   General Dynamics Corp. .................................          3,800      $    433,390
   Raytheon Co. ...........................................         71,300         2,862,695
                                                                                ------------
                                                                                   3,296,085
                                                                                ------------
APPAREL/SHOES -- 1.2%
   Polo Ralph Lauren Corp. ................................         37,600         2,110,864
                                                                                ------------
AUTOMOBILE MANUFACTURERS -- 0.9%
   Lear Corp.(a) ..........................................         53,600         1,525,456
                                                                                ------------
AUTOMOTIVE PARTS -- 0.5%
   Genuine Parts Co. ......................................          4,200           184,464
   TRW Automotive Holdings Corp.*(a) ......................         25,900           682,465
                                                                                ------------
                                                                                     866,929
                                                                                ------------
BEVERAGES -- 0.3%
   PepsiAmericas, Inc. ....................................         22,200           516,372
                                                                                ------------
BROADCAST & CABLE/SATELLITE TV -- 0.7%
   Clear Channel Communications, Inc. .....................         37,700         1,185,665
                                                                                ------------
BUILDING MATERIALS -- 0.3%
   USG Corp.* .............................................          8,400           546,000
                                                                                ------------
CABLE TELEVISION -- 1.5%
   Comcast Corp.(Class "A" Stock)(a) ......................         97,700         2,536,292
                                                                                ------------
CHEMICALS -- 2.0%
   Lyondell Chemical Co. ..................................         73,800         1,757,916
   Praxair, Inc.* .........................................         31,600         1,673,536
                                                                                ------------
                                                                                   3,431,452
                                                                                ------------
COMPUTER HARDWARE -- 2.0%
   Hewlett-Packard Co. ....................................        124,100         3,552,983
                                                                                ------------
COMPUTER SERVICES & SOFTWARE -- 0.3%
   Cadence Design System, Inc.* ...........................         33,200           561,744
                                                                                ------------
CONGLOMERATES -- 1.9%
   Altria Group, Inc. .....................................         27,600         2,062,272
   Cendant Corp. ..........................................         67,900         1,171,275
                                                                                ------------
                                                                                   3,233,547
                                                                                ------------
CONSUMER PRODUCTS & SERVICES -- 1.8%
   Loews Corp.-Carolina Group .............................         49,600         2,181,904
   Whirlpool Corp. ........................................         11,900           996,744
                                                                                ------------
                                                                                   3,178,648
                                                                                ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.9%
   Agilent Technologies, Inc.* ............................         45,100         1,501,379
   Arrow Electronics, Inc.* ...............................          4,800           153,744
                                                                                ------------
                                                                                   1,655,123
                                                                                ------------
ENTERTAINMENT & LEISURE -- 1.7%
   CCE Spinco, Inc.* ......................................          4,712            61,727
   Viacom, Inc.(Class "B" Stock) ..........................         88,700         2,891,620
                                                                                ------------
                                                                                   2,953,347
                                                                                ------------
ENVIRONMENTAL SERVICES -- 0.1%
   Republic Services, Inc. ................................          5,000           187,750
                                                                                ------------
FINANCIAL - BANK & TRUST -- 8.5%
   Bank of America Corp.(a) ...............................         55,700         2,570,555
   BB&T Corp.* ............................................          8,000           335,280
   Comerica, Inc. .........................................          3,100           175,956
   Golden West Financial Corp. ............................          5,800           382,800
   Marshall & Ilsley Corp. ................................         10,500           451,920
   Mellon Financial Corp. .................................         24,900           852,825
   SunTrust Banks, Inc. ...................................         15,700         1,142,332
   U.S. Bancorp ...........................................         76,300         2,280,607
   UnionBanCal Corp. ......................................            800            54,976
   Wachovia Corp. .........................................         18,500           977,910
   Wells Fargo & Co. ......................................         79,000         4,963,570
   Zions Bancorp ..........................................          8,200           619,592
                                                                                ------------
                                                                                  14,808,323
                                                                                ------------
FINANCIAL SERVICES -- 15.0%
   American Capital Strategies Ltd. .......................         17,300           626,433
   CIT Group, Inc. ........................................         50,600         2,620,068
   Citigroup, Inc. ........................................        151,275         7,341,376
   Fannie Mae .............................................          7,500           366,075
   Genworth Financial, Inc.(Class "A" Stock) ..............         72,700         2,513,966
   Goldman Sachs Group, Inc. ..............................         26,000         3,320,460
   J.P. Morgan Chase & Co. ................................         31,684         1,257,538
   KeyCorp ................................................         41,400         1,363,302
   Lehman Brothers Holdings, Inc.(a) ......................         25,500         3,268,335
   PNC Financial Services Group, Inc. .....................         54,200         3,351,186
   Washington Mutual, Inc. ................................            262            11,397
                                                                                ------------
                                                                                  26,040,136
                                                                                ------------
FOOD -- 3.2%
   Archer-Daniels-Midland Co. .............................         86,500         2,133,090
   Kroger Co.(The)* .......................................        115,400         2,178,752
   Tyson Foods, Inc. (Class "A" Stock) ....................         75,300         1,287,630
                                                                                ------------
                                                                                   5,599,472
                                                                                ------------
INDUSTRIAL CONGLOMERATES -- 1.1%
   Teleflex, Inc. .........................................         30,000         1,949,400
                                                                                ------------
INSURANCE -- 5.8%
   Alleghany Corp.* .......................................          1,028           291,952
   American Financial Group, Inc. .........................         37,400         1,432,794
   American International Group, Inc. .....................          8,400           573,132
   Berkley, (W.R.) Corp. ..................................         53,525         2,548,860
   Commerce Group, Inc. ...................................          6,700           383,776
   Conseco, Inc. ..........................................          8,300           192,311
   Hartford Financial Services Group, Inc. ................          5,500           472,395
   HCC Insurance Holdings, Inc.* ..........................          7,000           207,760
   Loews Corp.* ...........................................         13,000         1,233,050
   MetLife, Inc.(a) .......................................         56,300         2,758,700
                                                                                ------------
                                                                                  10,094,730
                                                                                ------------
INTEGRATED PETROLEUM -- 1.2%
   Amerada Hess Corp. .....................................         17,100         2,168,622
                                                                                ------------
MACHINERY & EQUIPMENT -- 0.6%
   Cummins, Inc. ..........................................         12,400         1,112,652
                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B63

              ----------------------------------------------------
                 AST DEAM LARGE-CAP VALUE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                   SHARES         (NOTE 2)
                                                                   ------       ------------
COMMON STOCKS (CONTINUED)

MANAGED HEALTHCARE -- 0.4%
   Aetna, Inc.*(a) ........................................          7,300      $    688,463
                                                                                ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.3%
   AmerisourceBergen Corp. ................................         53,600         2,219,040
                                                                                ------------
METALS & MINING -- 1.9%
   Phelps Dodge Corp. .....................................         13,100         1,884,697
   United States Steel Corp.(a) ...........................         27,900         1,341,153
                                                                                ------------
                                                                                   3,225,850
                                                                                ------------
OIL & GAS -- 12.3%
   Apache Corp. ...........................................         37,500         2,569,500
   Burlington Resources, Inc. .............................         37,100         3,198,020
   ChevronTexaco Corp. ....................................         16,300           925,351
   ConocoPhillips .........................................         46,400         2,699,552
   Constellation Energy Group, Inc. .......................         31,600         1,820,160
   Exxon Mobil Corp. ......................................        139,400         7,830,098
   Marathon Oil Corp. .....................................         39,400         2,402,218
                                                                                ------------
                                                                                  21,444,899
                                                                                ------------
PAPER & FOREST PRODUCTS -- 0.2%
   Rayonier, Inc. .........................................         10,050           400,493
                                                                                ------------
PHARMACEUTICALS -- 4.5%
   Hospira, Inc. ..........................................         33,800         1,445,964
   Merck & Co., Inc. ......................................         36,800         1,170,608
   Pfizer, Inc. ...........................................        222,500         5,188,700
                                                                                ------------
                                                                                   7,805,272
                                                                                ------------
RAILROADS -- 0.2%
   Burlington Northern Santa Fe Corp. .....................          3,900           276,198
                                                                                ------------
REAL ESTATE INVESTMENT TRUST -- 2.5%
   Apartment Investment &
      Management Co.(Class "A" Stock) .....................          9,800           371,126
   Boston Properties, Inc. ................................          7,100           526,323
   Camden Property Trust ..................................          4,100           237,472
   Equity Office Properties Trust .........................         18,400           558,072
   Equity Residential Properties Trust ....................         17,900           700,248
   Federal Realty Investment Trust ........................          2,800           169,820
   Kimco Realty Corp. .....................................          8,400           269,472
   Pan Pacific Retail Properties, Inc. ....................          1,900           127,091
   Public Storage, Inc. ...................................          5,400           365,688
   Simon Property Group, Inc. .............................          5,500           421,465
   Vornado Realty Trust ...................................          6,400           534,208
                                                                                ------------
                                                                                   4,280,985
                                                                                ------------
RESTAURANTS -- 1.5%
   McDonald's Corp. .......................................         78,600         2,650,392
                                                                                ------------
RETAIL & MERCHANDISING -- 2.1%
   Barnes & Noble, Inc.* ..................................         44,400         1,894,548
   Federated Department Stores, Inc. ......................         25,300         1,678,149
                                                                                ------------
                                                                                   3,572,697
                                                                                ------------
SEMICONDUCTORS -- 1.5%
   Freescale Semiconductor, Inc.
      (Class "B" Stock) ...................................         55,400         1,394,418
   Micron Technology, Inc. ................................         92,200         1,227,182
                                                                                ------------
                                                                                   2,621,600
TELECOMMUNICATIONS -- 4.9%
   AT&T, Inc. .............................................        142,500         3,489,825
   Citizens Communications Co. ............................         70,900           867,107
   Telephone & Data Systems, Inc. .........................          3,700           133,311
   Verizon Communications, Inc. ...........................        136,000         4,096,320
                                                                                ------------
                                                                                   8,586,563
                                                                                ------------
TRANSPORTATION -- 1.7%
   Laidlaw International, Inc. ............................         20,800           483,184
   Overseas Shipholding Group, Inc. .......................          5,300           267,067
   Ryder System, Inc. .....................................         55,500         2,276,610
                                                                                ------------
                                                                                   3,026,861
                                                                                ------------
UTILITIES -- 4.7%
   Allegheny Energy, Inc.* ................................         50,800         1,607,820
   Duke Energy Corp. ......................................         41,600         1,141,920
   Edison International* ..................................         43,900         1,914,479
   FirstEnergy Corp. ......................................         40,200         1,969,398
   PPL Corp. ..............................................         14,400           423,360
   Sempra Energy* .........................................         24,100         1,080,644
                                                                                ------------
                                                                                   8,137,621
                                                                                ------------
TOTAL COMMON STOCKS
   (cost $150,345,349) ....................................                      162,048,526
                                                                                ------------

                                           MOODY'S               PRINCIPAL
INTEREST             MATURITY              RATING                 AMOUNT
  RATE                 DATE              (UNAUDITED)               (000)
--------             --------            -----------             ---------
CORPORATE BOND
RETAIL & MERCHANDISING
Ames Department Stores, Inc., Sr. Notes(g)(i)
   10.00%            04/15/06                NR                    $ 40                    4
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $150,358,505) ....................................                      162,048,530
                                                                                ------------

                                                                   SHARES
                                                                   ------
SHORT-TERM INVESTMENTS -- 15.0%
MONEY MARKET MUTUAL FUND -- 14.6%
   Dryden Core Investment Fund -
      Taxable Money Market Series
      (cost $25,353,610; includes
      $14,209,293 of cash collateral
      for securities on loan)(b)(w)
      (Note4) .............................................      25,353,610       25,353,610
                                                                                ------------

                                                                 PRINCIPAL
                                                                   AMOUNT
                                                                   (000)
                                                                 ---------
U.S. TREASURYOBLIGATION-- 0.4%
U.S. Treasury Bill (k)(n)
 3.75%               01/19/06
   (cost $758,575) ........................................        $760              758,739
                                                                                ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $26,112,185) .....................................                       26,112,349
                                                                                ------------
TOTAL INVESTMENTS -- 108.1%
   (cost $176,470,690; Note 6) ............................                      188,160,879
LIABILITIES IN EXCESS OF
   OTHER ASSETS(u) -- (8.1)% ..............................                      (14,051,906)
                                                                                ------------
NET ASSETS -- 100.0% ......................................                     $174,108,973
                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B64

              ----------------------------------------------------
                 AST DEAM LARGE-CAP VALUE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

The following abbreviations are used in portfolio descriptions:

NR  Not Rated by Moodys or Standard & Poor's

*   Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $13,728,570; cash collateral of $14,209,293 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g) Indicates a security that has been deemed illiquid.

(i) Represents issuer in default on interest payments. Non-income producing security.

(k) Securities or a portion thereof with an aggregate market value of $758,739 have been segregated with the custodian to cover margin requirements for futures contracts open at December 31, 2005.

(n) Rates shown are the effective yields at purchase date.

(u) Liabilities in excess of other assets includes unrealized depreciation on futures contracts as follows:

 NUMBER                                          VALUE AT          VALUE AT
  OF                            EXPIRATION        TRADE          DECEMBER 31,     UNREALIZED
CONTRACTS         TYPE            MONTH           DATE              2005         DEPRECIATION
---------        -------        ----------     -----------       -----------     ------------
LONG POSITION:
    37           S&P 500          Mar 06       $11,705,498       $11,606,948       $(98,550)
                                                                                   ========

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Financial Services                                                   15.0%
Money Market Mutual Fund (including 8.2% of
   collateral received for securities on loan)                       14.6
Oil & Gas                                                            12.3
Financial - Bank & Trust                                              8.5
Insurance                                                             5.8
Telecommunications                                                    4.9
Utilities                                                             4.7
Pharmaceuticals                                                       4.5
Food                                                                  3.2
Real Estate Investment Trust                                          2.5
Retail & Merchandising                                                2.1
Chemicals                                                             2.0
Computer Hardware                                                     2.0
Aerospace                                                             1.9
Conglomerates                                                         1.9
Metals & Mining                                                       1.9
Consumer Products & Services                                          1.8
Entertainment & Leisure                                               1.7
Transportation                                                        1.7
Cable Television                                                      1.5
Restaurants                                                           1.5
Semiconductors                                                        1.5
Medical Supplies & Equipment                                          1.3
Apparel/Shoes                                                         1.2
Integrated Petroleum                                                  1.2
Industrial Conglomerates                                              1.1
Automobile Manufacturers                                              0.9
Electronic Components & Equipment                                     0.9
Broadcast & Cable/Satellite TV                                        0.7
Machinery & Equipment                                                 0.6
Automotive Parts                                                      0.5
Managed Healthcare                                                    0.4
Beverages                                                             0.3
Building Materials                                                    0.3
Computer Services & Software                                          0.3
Paper & Forest Products                                               0.2
Railroads                                                             0.2
Environmental Services                                                0.1
Short-Term Investments                                                0.4
                                                                    -----
                                                                    108.1
Liabilities in excess of other assets                                (8.1)
                                                                    -----
                                                                    100.0%
                                                                    =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B65

                       -----------------------------------
                          AST LARGE-CAP VALUE PORTFOLIO
                       -----------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                   SHARES         (NOTE 2)
                                                                   ------       ------------
LONG-TERM INVESTMENTS -- 98.3%
COMMON STOCKS

AEROSPACE & DEFENSE -- 3.0%
   Lockheed Martin Corp. ..................................        166,900      $ 10,619,847
   Northrop Grumman Corp. .................................         67,300         4,045,403
   Raytheon Co. ...........................................        213,850         8,586,077
                                                                                ------------
                                                                                  23,251,327
                                                                                ------------
AUTO COMPONENTS -- 1.0%
   Delphi Corp. ...........................................        378,700           110,202
   Johnson Controls, Inc. .................................         36,600         2,668,506
   Lear Corp. .............................................         53,700         1,528,302
   Magna International, Inc.
      (Class "A" Stock) ...................................         50,050         3,602,599
                                                                                ------------
                                                                                   7,909,609
                                                                                ------------
BEVERAGES -- 0.9%
   Coca-Cola Co. ..........................................        115,900         4,671,929
   Coca-Cola Enterprises, Inc. ............................        103,500         1,984,095
                                                                                ------------
                                                                                   6,656,024
                                                                                ------------
BIOTECHNOLOGY -- 0.1%
   Amgen, Inc.* ...........................................          4,500           354,870
                                                                                ------------
CHEMICALS -- 1.4%
   Air Products & Chemicals, Inc. .........................         68,000         4,024,920
   Dow Chemical Co. .......................................          2,100            92,022
   Du Pont de Nemours & Co. ...............................         17,000           722,500
   PPG Industries, Inc. ...................................          8,600           497,940
   Praxair, Inc.* .........................................         65,300         3,458,288
   Rohm & Haas Co. ........................................         40,600         1,965,852
                                                                                ------------
                                                                                  10,761,522
                                                                                ------------
COMMERCIAL BANKS -- 4.6%
   Bank of America Corp. ..................................        353,200        16,300,180
   BB & T Corp.* ..........................................         12,100           507,111
   KeyCorp ................................................        190,850         6,284,690
   Marshall & Ilsley Corp. ................................         16,600           714,464
   Mellon Financial Corp. .................................        136,400         4,671,700
   North Fork Bancorporation, Inc. ........................        164,300         4,495,248
   UnionBanCal Corp. ......................................         50,100         3,442,872
                                                                                ------------
                                                                                  36,416,265
                                                                                ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.9%
   Cendant Corp. ..........................................        432,500         7,460,625
   Nalco Holding Co. ......................................         70,100         1,241,471
   PHH Corp. ..............................................         13,200           369,864
   Waste Management, Inc. .................................        186,250         5,652,688
                                                                                ------------
                                                                                  14,724,648
                                                                                ------------
COMPUTER SERVICES & SOFTWARE -- 0.7%
   Altera Corp. ...........................................         19,400           359,482
   Computer Sciences Corp.* ...............................          6,900           349,416
   EMC Corp.* .............................................          8,000           108,960
   Hewlett-Packard Co. ....................................        123,500         3,535,805
   Oracle Corp.* ..........................................        105,200         1,284,492
                                                                                ------------
                                                                                   5,638,155
                                                                                ------------
COMPUTERS -- 0.2%
   Affiliated Computer Services, Inc. .....................         16,500           976,470
   Dell, Inc.(a) ..........................................         21,200           635,788
   NCR Corp. ..............................................          5,100           173,094
                                                                                ------------
                                                                                   1,785,352
                                                                                ------------
CONSTRUCTION -- 0.1%
   Centex Corp. ...........................................          2,400           171,576
   Masco Corp. ............................................         17,800           537,382
                                                                                ------------
                                                                                     708,958
                                                                                ------------
CONSUMER FINANCE -- 1.1%
   MBNA Corp. .............................................        317,650         8,624,198
                                                                                ------------
CONSUMER PRODUCTS & SERVICES -- 1.0%
   Kimberly-Clark Corp. ...................................          7,300           435,445
   Procter & Gamble Co. ...................................         11,200           648,256
   Unilever PLC ...........................................        173,650         6,966,838
                                                                                ------------
                                                                                   8,050,539
                                                                                ------------
CONTAINERS & PACKAGING
   Smurfit-Stone Container Corp. ..........................         16,700           236,639
                                                                                ------------
DIVERSIFIED FINANCIAL SERVICES -- 10.8%
   Astoria Financial Corp. ................................         17,900           526,260
   Capital One Financial Corp. ............................         15,300         1,321,920
   CIT Group, Inc. ........................................        123,800         6,410,364
   Citigroup, Inc. ........................................        413,700        20,076,861
   Compass Banshares, Inc. ................................          5,500           265,595
   E*Trade Financial Corp.* ...............................         40,200           838,572
   Fannie Mae .............................................         32,700         1,596,087
   Goldman Sachs Group, Inc. ..............................         53,100         6,781,401
   JPMorgan Chase & Co. ...................................        216,800         8,604,792
   Merrill Lynch & Co., Inc. ..............................         76,800         5,201,664
   Morgan Stanley .........................................        102,000         5,787,480
   Principal Financial Group, Inc. ........................        110,300         5,231,529
   State Street Corp. .....................................         55,700         3,088,008
   TCF Financial Corp. ....................................         11,600           314,824
   U.S. Bancorp ...........................................        268,900         8,037,421
   Wachovia Corp. .........................................         28,400         1,501,224
   Wells Fargo & Co. ......................................        120,800         7,589,864
   Zions Bancorporation ...................................         15,800         1,193,848
                                                                                ------------
                                                                                   4,367,714
                                                                                ------------
ELECTRIC UTILITIES -- 6.6%
   American Electric Power Co., Inc. ......................          9,800           363,482
   CMS Energy Corp.* ......................................        121,400         1,761,514
   Consolidated Edison, Inc. ..............................         53,200         2,464,756
   Dominion Resources, Inc. ...............................         61,100         4,716,920
   Duke Energy Corp. ......................................         63,600         1,745,820
   Dynegy, Inc.(Class "A" Stock)* .........................         33,000           159,720
   Edison International ...................................         48,200         2,102,002
   Entergy Corp. ..........................................         71,300         4,894,745
   FirstEnergy Corp. ......................................         84,650         4,147,003
   FPL Group, Inc.(a) .....................................        360,650        14,988,614
   General Electric Co. ...................................        190,100         6,663,005
   Northeast Utilities ....................................         46,900           923,461
   PG&E Corp. .............................................         35,200         1,306,624
   Pinnacle West Capital Corp. ............................         37,200         1,538,220
   PPL Corp. ..............................................         94,200         2,769,480

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B66

              -----------------------------------------------------
                    AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                   SHARES         (NOTE 2)
                                                                 ----------     ------------
COMMON STOCKS (CONTINUED)

ELECTRIC UTILITIES (CONT'D.)
   SCANA Corp. ............................................         32,700      $  1,287,726
                                                                                ------------
                                                                                  51,833,092
                                                                                ------------
EXCHANGE TRADED FUND -- 0.3%
   iShares Russell 1000 Value Index Fund ..................         38,710         2,672,151
                                                                                ------------
FOOD & STAPLES RETAILING -- 1.2%
   Albertson's, Inc.(a) ...................................        446,700         9,537,045
                                                                                ------------
FOOD PRODUCTS -- 1.2%
   Campbell Soup Co. ......................................          6,700           199,459
   H. J. Heinz Co. ........................................          5,500           185,460
   Kellogg Co. ............................................          4,000           172,880
   Kraft Foods, Inc. (Class "A" Stock)(a) .................        187,150         5,266,401
   Sara Lee Corp. .........................................        174,250         3,293,325
   Sysco Corp. ............................................         10,100           313,605
                                                                                ------------
                                                                                   9,431,130
                                                                                ------------
HEALTH CARE EQUIPMENT & SUPPLIES
   Cooper Cos, Inc. (The) .................................          4,500           230,850
                                                                                ------------
HEALTHCARE -- 0.1%
   Boston Scientific Corp.* ...............................         38,400           940,416
                                                                                ------------
HEALTHCARE PROVIDERS & SERVICES -- 1.9%
   Aetna, Inc.* ...........................................         15,600         1,471,236
   HCA, Inc. ..............................................         90,350         4,562,675
   Tenet Healthcare Corp.* ................................        613,700         4,700,942
   WellPoint, Inc.* .......................................         47,100         3,758,109
                                                                                ------------
                                                                                  14,492,962
                                                                                ------------
HOTELS, RESTAURANTS & LEISURE -- 2.4%
   Carnival Corp. .........................................         20,500         1,096,135
   Harrah's Entertainment, Inc. ...........................         95,930         6,838,850
   Hilton Hotels Corp. ....................................         54,300         1,309,173
   McDonald's Corp. .......................................        113,800         3,837,336
   Starwood Hotels & Resorts Worldwide, Inc. ..............         12,400           791,864
   Yum! Brands, Inc. ......................................        102,650         4,812,232
                                                                                ------------
                                                                                  18,685,590
                                                                                ------------
HOUSEHOLD DURABLES -- 2.9%
   Lennar Corp. (Class "A" Stock) .........................        348,200        21,247,164
   Lennar Corp. (Class "B" Stock) .........................         26,550         1,505,120
                                                                                ------------
                                                                                  22,752,284
                                                                                ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.2%
   Constellation Energy Group, Inc. .......................         23,100         1,330,560
                                                                                ------------
INDUSTRIAL CONGLOMERATES -- 2.1%
   Tyco International Ltd. ................................        571,000        16,479,060
                                                                                ------------
INSURANCE -- 10.8%
   Aflac, Inc. ............................................         27,300         1,267,266
   Allstate Corp. (The) ...................................         27,800         1,503,146
   American International Group, Inc.......................         51,600         3,520,668
   AON Corp. ..............................................         18,600           668,670
   Assurant, Inc. .........................................         54,900         2,387,601
   Berkley, (W.R.) Corp. ..................................         27,700         1,319,074
   Chubb Corp. ............................................          1,600           156,240
   Genworth Financial, Inc. (Class "A" Stock) .............        357,100        12,348,518
   Hanover Insurance Group, Inc. (The) ....................        112,600         4,703,302
   Hartford Financial Service Group, Inc. .................         61,700         5,299,413
   Lincoln National Corp. .................................         38,300         2,031,049
   MBIA, Inc. .............................................         45,800         2,755,328
   MetLife, Inc. ..........................................        246,750        12,090,750
   Progressive Corp. ......................................          3,800           443,764
   Protective Life Corp. ..................................         18,700           818,499
   St. Paul Travelers Cos., Inc. (The).....................        392,250        17,521,807
   Torchmark Corp. ........................................         27,500         1,529,000
   UnumProvident Corp. ....................................        615,950        14,012,863
   XL Capital Ltd. (Class "A" Stock).......................          5,200           350,376
                                                                                ------------
                                                                                  84,727,334
                                                                                ------------
IT SERVICES -- 2.3%
   Electronic Data Systems Corp. ..........................        758,250        18,228,330
                                                                                ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.6%
   Eastman Kodak Co.(a) ...................................        185,950         4,351,230
   Mattel, Inc. ...........................................         14,000           221,480
                                                                                ------------
                                                                                   4,572,710
                                                                                ------------
MACHINERY -- 1.3%
   Deere & Co. ............................................         19,500         1,328,145
   Eaton Corp. ............................................         38,100         2,556,129
   SPX Corp. ..............................................        140,000         6,407,800
                                                                                ------------
                                                                                  10,292,074
                                                                                ------------
MANUFACTURING
   Danaher Corp. ..........................................          2,100           117,138
                                                                                ------------
MEDIA -- 2.5%
   DIRECTV Group, Inc. (The)* .............................         24,600           347,352
   E.W. Scripps Co., (Class "A" Stock) ....................         24,600         1,181,292
   EchoStar Communications Corp. (Class "A" Stock) ........         13,700           372,229
   Gannett Co., Inc. ......................................         82,300         4,984,911
   News Corp., Inc. (Class "A" Stock) .....................        254,600         3,959,030
   Time Warner, Inc.* .....................................        138,600         2,417,184
   Viacom, Inc. (Class "B" Stock) .........................        205,500         6,699,300
                                                                                ------------
                                                                                  19,961,298
                                                                                ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.4%
   Bausch & Lomb, Inc. ....................................         13,400           909,860
   McKesson Corp. .........................................          2,400           123,816
   Sepracor, Inc.* ........................................         28,900         1,491,240
   Zimmer Holdings, Inc.* .................................          6,500           438,360
                                                                                ------------
                                                                                   2,963,276
                                                                                ------------
METALS & MINING -- 2.0%
   Alcoa, Inc. ............................................        465,650        13,769,271
   United States Steel Corp.(a) ...........................         42,600         2,047,782
                                                                                ------------
                                                                                  15,817,053
                                                                                ------------
MULTI-UTILITIES -- 1.2%
   Public Service Enterprise Group, Inc. ..................        107,100         6,958,287

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B67

              -----------------------------------------------------
                    AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                                   SHARES         (NOTE 2)
                                                                 ----------     ------------
COMMON STOCKS (CONTINUED)

MULTI-UTILITIES (CONT'D.)
   Wisconsin Energy Corp. .................................         24,400      $    953,064
   Xcel Energy, Inc.* .....................................         90,800         1,676,168
                                                                                ------------
                                                                                   9,587,519
                                                                                ------------
OIL & GAS -- 6.9%
   Anadarko Petroleum Corp.(a) ............................         18,400         1,743,400
   Apache Corp. ...........................................         33,600         2,302,272
   Burlington Resources, Inc. .............................         29,700         2,560,140
   Chevron Corp. ..........................................        160,000         9,083,200
   ConocoPhillips . .......................................        107,800         6,271,804
   EOG Resources, Inc. ....................................         24,300         1,782,891
   Exxon Mobil Corp. ......................................        385,500        21,653,535
   Halliburton Co. ........................................         16,500         1,022,340
   Occidental Petroleum Corp. .............................         60,800         4,856,704
   Valero Energy Corp. ....................................         41,100         2,120,760
   Weatherford International, Inc. Ltd. ...................         29,600         1,071,520
                                                                                ------------
                                                                                  54,468,566
                                                                                ------------
OIL, GAS & CONSUMABLE FUELS -- 1.3%
   Ashland, Inc. ..........................................         69,800         4,041,420
   Devon Energy Corp. .....................................         20,900         1,307,086
   Rowan Cos., Inc. .......................................         15,300           545,292
   Tesoro Corp. ...........................................         64,350         3,960,743
                                                                                ------------
                                                                                   9,854,541
                                                                                ------------
PAPER & FOREST PRODUCTS -- 0.8%
   Bowater, Inc. ..........................................          9,600           294,912
   International Paper Co. ................................         34,300         1,152,823
   Temple-Inland, Inc. ....................................          6,600           296,010
   Weyerhaeuser Co. .......................................         68,050         4,514,437
                                                                                ------------
                                                                                   6,258,182
                                                                                ------------
PHARMACEUTICALS -- 2.4%
   Barr Pharmaceuticals, Inc. .............................          2,100           130,809
   Bristol-Myers Squibb Co. ...............................          2,200            50,556
   Eli Lilly & Co. ........................................         36,800         2,082,512
   Medco Health Solutions, Inc.* ..........................          2,700           150,660
   Pfizer, Inc. ...........................................        433,200        10,102,224
   Watson Pharmaceuticals, Inc.* ..........................          4,000           130,040
   Wyeth ..................................................        130,300         6,002,921
                                                                                ------------
                                                                                  18,649,722
                                                                                ------------
REAL ESTATE INVESTMENT TRUST -- 3.3%
   Apartment Investment & Management Co.
      (Class "A" Stock) ...................................        135,950         5,148,426
   Camden Property Trust ..................................         11,600           671,872
   Carramerica Realty Corp. ...............................         12,700           439,801
   Centerpoint Properties Trust ...........................         10,100           499,748
   Duke Realty Corp. ......................................         13,200           440,880
   Host Marriott Corp. ....................................        147,600         2,797,020
   Liberty Property Trust .................................         14,700           629,895
   Mack-Cali Realty Corp. .................................         29,200         1,261,440
   New Century Financial Corp. ............................        144,100         5,197,687
   Plum Creek Timber Co. ..................................         97,800         3,525,690
   ProLogis . .............................................        107,200         5,008,384
   Simon Property Group, Inc. .............................          6,900           528,747
                                                                                ------------
                                                                                  26,149,590
                                                                                ------------
RETAIL & MERCHANDISING -- 0.9%
   Abercrombie & Fitch Co. ................................          9,200           599,656
   Federated Department Stores, Inc. ......................         11,400           756,162
   Home Depot, Inc. .......................................         18,200           736,736
   J. C. Penney Co., Inc. .................................         24,500         1,362,200
   Kohl's Corp.* ..........................................         17,400           845,640
   Lowe's Cos., Inc. ......................................         13,500           899,910
   Nordstrom, Inc. ........................................         15,200           568,480
   Ross Stores, Inc.(a) ...................................          4,200           121,380
   Staples, Inc. ..........................................         40,900           928,839
   Target Corp. ...........................................          8,200           450,754
                                                                                ------------
                                                                                   7,269,757
                                                                                ------------
SEMICONDUCTORS -- 0.1%
   Analog Devices, Inc. ...................................         14,700           527,289
   Linear Technology Corp. ................................          2,500            90,175
   Maxim Integrated Products, Inc. ........................          7,000           253,680
   Novellus Systems, Inc.* ................................            800            19,296
   Teradyne, Inc. .........................................         11,100           161,727
                                                                                ------------
                                                                                   1,052,167
                                                                                ------------
SOFTWARE -- 4.7%
   BMC Software, Inc.* ....................................        459,900         9,423,351
   Computer Associates International, Inc. ................        609,000        17,167,710
   IBM Business Machines Corp. ............................         16,200         1,331,640
   Microsoft Corp. ........................................        335,550         8,774,632
                                                                                ------------
                                                                                  36,697,333
                                                                                ------------
TELECOMMUNICATIONS -- 3.7%
   American Tower Corp. (Class "A" Stock) .................         15,800           428,180
   AT&T, Inc. .............................................        376,900         9,230,281
   BellSouth Corp. ........................................          5,200           140,920
   Corning, Inc.* .........................................        145,000         2,850,700
   Juniper Networks, Inc.* ................................         45,700         1,019,110
   MCI, Inc. ..............................................          3,000            59,190
   Motorola, Inc. .........................................         68,700         1,551,933
   QUALCOMM, Inc. .........................................         13,700           590,196
   Sprint Nextel Corp. ....................................        158,900         3,711,904
   Tellabs, Inc.* .........................................         27,800           303,020
   Verizon Communications, Inc. ...........................        313,100         9,430,572
                                                                                ------------
                                                                                  29,316,006
                                                                                ------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.1%
   Jones Apparel Group, Inc. ..............................        199,300         6,122,496
   Mohawk Industries, Inc.* ...............................          4,700           408,806
   Nike, Inc. (Class "B" Stock) ...........................         24,300         2,108,997
                                                                                ------------
                                                                                   8,640,299
                                                                                ------------
THRIFTS & MORTGAGE FINANCE -- 3.3%
   Countrywide Financial Corp. ............................        116,700         3,989,973
   Freddie Mac . ..........................................        209,950        13,720,232
   Washington Mutual, Inc. ................................        183,050         7,962,675
                                                                                ------------
                                                                                  25,672,880
                                                                                ------------
TOBACCO -- 2.3%
   Altria Group, Inc.* ....................................        243,750        18,213,000
                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B68

              -----------------------------------------------------
                    AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                   SHARES         (NOTE 2)
                                                                 ----------     ------------
COMMON STOCKS (CONTINUED)

TRANSPORTATION -- 0.7%
   CSX Corp. ..............................................         48,300      $  2,452,191
   FedEx Corp. ............................................         10,100         1,044,239
   Norfolk Southern Corp. .................................         47,100         2,111,493
                                                                                ------------
                                                                                   5,607,923
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $742,530,135) ....................................                      771,987,658
                                                                                ------------
SHORT-TERM INVESTMENT -- 4.3%
MONEY MARKET MUTUAL FUND
   Dryden Core Investment Fund - Taxable Money Market
      Series (cost $33,974,695) (b)(w) (Note 4) ...........     33,974,695        33,974,695
                                                                                ------------
TOTAL INVESTMENTS -- 102.6%
   (cost $776,504,830; Note 6) ............................                      805,962,353
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.6)% ...........                      (20,738,063)
                                                                                ------------
NET ASSETS -- 100.0% ......................................                     $785,224,290
                                                                                ============

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $22,815,979; cash collateral of $23,660,981 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------

Diversified Financial Services                                      10.8%
Insurance                                                           10.8
Oil & Gas                                                            6.9
Electric Utilities                                                   6.6
Software                                                             4.7
Commercial Banks                                                     4.6
Money Market Mutual Fund (including 3.0% of collateral
   received for securities on loan)                                  4.3
Telecommunications                                                   3.7
Real Estate Investment Trust                                         3.3
Thrifts & Mortgage Finance                                           3.3
Aerospace & Defense                                                  3.0
Household Durables                                                   2.9
Media                                                                2.5
Hotels, Restaurants & Leisure                                        2.4
Pharmaceuticals                                                      2.4
IT Services                                                          2.3
Tobacco                                                              2.3
Industrial Conglomerates                                             2.1
Metals & Mining                                                      2.0
Commercial Services & Supplies                                       1.9
Healthcare Providers & Services                                      1.9
Chemicals                                                            1.4
Machinery                                                            1.3
Oil, Gas & Consumable Fuels                                          1.3
Food & Staples Retailing                                             1.2
Food Products                                                        1.2
Multi-Utilities                                                      1.2
Consumer Finance                                                     1.1
Textiles, Apparel & Luxury Goods                                     1.1
Auto Components                                                      1.0
Consumer Products & Services                                         1.0
Beverages                                                            0.9
Retail & Merchandising                                               0.9
Paper & Forest Products                                              0.8
Computer Services & Software                                         0.7
Transportation                                                       0.7
Leisure Equipment & Products                                         0.6
Medical Supplies & Equipment                                         0.4
Exchange Traded Fund                                                 0.3
Computers                                                            0.2
Independent Power Producers & Energy Traders                         0.2
Biotechnology                                                        0.1
Construction                                                         0.1
Healthcare                                                           0.1
Semiconductors                                                       0.1
                                                                   -----
                                                                   102.6
Liabilities in excess of other assets                               (2.6)
                                                                   -----
                                                                   100.0%
                                                                   =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B69

              -----------------------------------------------------
                   AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                   SHARES         (NOTE 2)
                                                                 ----------     ------------
LONG-TERM INVESTMENTS -- 98.5%
COMMON STOCKS

ADVERTISING -- 0.4%
   Interpublic Group of Cos., Inc. (The)*(a) ..............        130,600      $  1,260,290
                                                                                ------------
AEROSPACE -- 1.6%
   Boeing Co.*(a) .........................................         27,900         1,959,696
   Goodrich Corp. .........................................         40,800         1,676,880
   Northrop Grumman Corp. .................................         16,600           997,826
                                                                                ------------
                                                                                   4,634,402
                                                                                ------------
AUTOMOTIVE PARTS -- 1.4%
   American Axle & Manufacturing Holdings, Inc. ...........          3,400            62,322
   Autoliv, Inc. ..........................................         24,600         1,117,332
   BorgWarner, Inc. .......................................         16,400           994,332
   Cooper Tire & Rubber Co. ...............................         17,900           274,228
   Dana Corp. .............................................         47,700           342,486
   Lear Corp.(a) ..........................................         18,000           512,280
   Magna International, Inc. (Class "A" Stock) ............         10,200           734,298
                                                                                ------------
                                                                                   4,037,278
                                                                                ------------
BEVERAGES -- 1.8%
   Coca-Cola Co. ..........................................         73,200         2,950,692
   Molson Coors Brewing Co. (Class "B" Stock) .............         11,400           763,686
   PepsiCo, Inc. ..........................................         27,100         1,601,068
                                                                                ------------
                                                                                   5,315,446
                                                                                ------------
BUILDING MATERIALS -- 0.4%
   Martin Marietta Materials, Inc. ........................          9,600           736,512
   Vulcan Materials Co. ...................................          6,600           447,150
                                                                                ------------
                                                                                   1,183,662
                                                                                ------------
CABLE TELEVISION -- 0.9%
   Comcast Corp. (Class "A" Stock)(a) .....................         98,200         2,549,272
                                                                                ------------
CHEMICALS -- 0.7%
   DuPont, (E.I.) de Nemours & Co. ........................          7,100           301,750
   Lubrizol Corp. (The) ...................................          5,650           245,379
   PPG Industries, Inc. ...................................         27,900         1,615,410
                                                                                ------------
                                                                                   2,162,539
                                                                                ------------
CLOTHING & APPAREL -- 0.5%
   Jones Apparel Group, Inc. ..............................         46,900         1,440,768
                                                                                ------------
COMPUTER HARDWARE -- 2.4%
   Hewlett-Packard Co. ....................................        210,624         6,030,165
   International Business Machines Corp.(a) ...............         10,000           822,000
                                                                                ------------
                                                                                   6,852,165
                                                                                ------------
COMPUTER SERVICES & SOFTWARE -- 1.7%
   Electronic Data Systems Corp. ..........................         97,200         2,336,688
   Microsoft Corp. ........................................         66,500         1,738,975
   Tech Data Corp.* .......................................         18,850           747,968
                                                                                ------------
                                                                                   4,823,631
                                                                                ------------
CONGLOMERATES -- 2.6%
   Altria Group, Inc. .....................................         88,900         6,642,608
   Textron, Inc. ..........................................         10,300           792,894
                                                                                ------------
                                                                                   7,435,502
                                                                                ------------
CONSUMER PRODUCTS & SERVICES -- 2.2%
   Clorox Co. .............................................         33,700         1,917,193
   Kimberly-Clark Corp. ...................................         25,400         1,515,110
   Newell Rubbermaid, Inc. ................................         60,200         1,431,556
   UST, Inc. ..............................................         38,600         1,576,038
                                                                                ------------
                                                                                   6,439,897
                                                                                ------------
CONTAINERS & PACKAGING -- 0.8%
   Owens-Illinois, Inc.* ..................................         61,800         1,300,272
   Smurfit-Stone Container Corp.* .........................         62,300           882,791
                                                                                ------------
                                                                                   2,183,063
                                                                                ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.9%
   Agere Systems, Inc.* ...................................         80,340         1,036,386
   Arrow Electronics, Inc.* ...............................         24,000           768,720
   Avnet, Inc.* ...........................................         20,700           495,558
   Celestica, Inc. ........................................         69,200           730,752
   Flextronics International Ltd.* ........................        112,600         1,175,544
   General Electric Co. ...................................        180,000         6,309,000
   Hubbell, Inc. (Class "B" Stock) ........................         12,375           558,360
   Sanmina-SCI Corp.* .....................................        190,600           811,956
   Solectron Corp.*(a) ....................................        227,350           832,101
   SPX Corp. ..............................................         31,200         1,428,024
                                                                                ------------
                                                                                  14,146,401
                                                                                ------------
ENTERTAINMENT & LEISURE -- 2.4%
   Disney, (Walt) Co. .....................................         15,200           364,344
   Time Warner, Inc.* .....................................        234,800         4,094,912
   Viacom, Inc. (Class "B" Stock) .........................         79,400         2,588,440
                                                                                ------------
                                                                                   7,047,696
                                                                                ------------
FINANCIAL - BANK & TRUST -- 10.3%
   Astoria Financial Corp. ................................         19,800           582,120
   Bank of America Corp.(a) ...............................        233,576        10,779,532
   BB&T Corp.* ............................................         21,500           901,065
   Comerica, Inc. .........................................         31,300         1,776,588
   Huntington Bancshares, Inc. ............................         70,300         1,669,625
   National City Corp. ....................................         63,650         2,136,731
   SunTrust Banks, Inc. ...................................         27,200         1,979,072
   U.S. Bancorp . .........................................         63,700         1,903,993
   Wachovia Corp. .........................................        113,000         5,973,180
   Wells Fargo & Co. ......................................         33,700         2,117,371
                                                                                ------------
                                                                                  29,819,277
                                                                                ------------
FINANCIAL SERVICES -- 17.6%
   Citigroup, Inc. ........................................        294,900        14,311,497
   Fannie Mae . ...........................................         77,500         3,782,775
   Freddie Mac . ..........................................         60,300         3,940,605
   Goldman Sachs Group, Inc. ..............................         13,600         1,736,856
   J.P. Morgan Chase & Co. ................................        169,100         6,711,579
   KeyCorp . ..............................................         43,475         1,431,632
   Lehman Brothers Holdings, Inc.(a) ......................         20,600         2,640,302

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B70

           ----------------------------------------------------------
             AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (CONTINUED)
           ----------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                   SHARES         (NOTE 2)
                                                                 ----------     ------------
COMMON STOCKS (CONTINUED)

FINANCIAL SERVICES (CONT'D.)
   MBIA, Inc. .............................................         19,300      $  1,161,088
   Mellon Financial Co. ...................................         59,300         2,031,025
   Merrill Lynch & Co., Inc. ..............................         67,300         4,558,229
   MGIC Investment Corp. ..................................          6,900           454,158
   Morgan Stanley Dean Witter & Co. .......................         64,200         3,642,708
   PNC Financial Services Group, Inc. .....................         19,800         1,224,234
   Waddell & Reed Financial, Inc. (Class "A" Stock) .......         21,100           442,467
   Washington Mutual, Inc. ................................         71,775         3,122,212
                                                                                ------------
                                                                                  51,191,367
                                                                                ------------
FOOD -- 1.9%
   ConAgra Foods, Inc. ....................................         90,700         1,839,396
   Kraft Foods, Inc. (Class "A" Stock)(a) .................         20,100           565,614
   Safeway, Inc.* .........................................         49,700         1,175,902
   Sara Lee Corp. .........................................         40,400           763,560
   Unilever NV(a) .........................................         15,300         1,050,345
                                                                                ------------
                                                                                   5,394,817
                                                                                ------------
HEALTH CARE SERVICES -- 0.7%
   HCA, Inc. ..............................................         14,500           732,250
   Medco Health Solutions, Inc.* ..........................         16,900           943,020
   Tenet Healthcare Corp.* ................................         56,700           434,322
                                                                                ------------
                                                                                   2,109,592
                                                                                ------------
INDUSTRIAL PRODUCTS -- 0.8%
   Cooper Industries Ltd. (Class "A" Stock) (Bermuda) .....          9,800           715,400
   Crane Co. ..............................................         24,300           857,061
   Ingersoll-Rand Co. Ltd. (Class "A" Stock) ..............         19,400           783,178
                                                                                ------------
                                                                                   2,355,639
                                                                                ------------
INSURANCE -- 7.1%
   ACE Ltd. ...............................................         15,100           806,944
   Allstate Corp. (The) ...................................          5,500           297,385
   American International Group, Inc. .....................         55,800         3,807,234
   Chubb Corp. ............................................         20,700         2,021,355
   Genworth Financial, Inc. (Class "A" Stock) .............         53,300         1,843,114
   Hartford Financial Services Group, Inc. (The) ..........         36,100         3,100,629
   MetLife, Inc.(a) .......................................         52,625         2,578,625
   PartnerRe Ltd. (Bermuda) ...............................          6,200           407,154
   RenaissanceRe Holdings Ltd. ............................         30,700         1,354,177
   St. Paul Travelers Cos., Inc. (The) ....................         71,040         3,173,357
   Torchmark Corp. ........................................          2,225           123,710
   XL Capital Ltd. (Class "A" Stock) ......................         17,800         1,199,364
                                                                                ------------
                                                                                  20,713,048
                                                                                ------------
MACHINERY & EQUIPMENT -- 0.4%
   Eaton Corp. ............................................         15,900         1,066,731
                                                                                ------------
OIL & GAS -- 14.4%
   BP PLC, ADR (United Kingdom) ...........................         24,300         1,560,546
   ChevronTexaco Corp. ....................................         99,100         5,625,907
   ConocoPhillips . .......................................         65,300         3,799,154
   Diamond Offshore Drilling, Inc.(a) .....................         36,400         2,531,984
   ENSCO International, Inc. ..............................         24,400         1,082,140
   Exxon Mobil Corp. ......................................        299,100        16,800,447
   GlobalSantaFe Corp. ....................................         42,200         2,031,930
   Marathon Oil Corp. .....................................         27,300         1,664,481
   Noble Corp. (Cayman Islands) ...........................         28,000         1,975,120
   Occidental Petroleum Corp. .............................         17,300         1,381,924
   Rowan Cos., Inc. .......................................         43,700         1,557,468
   Total Fina SA, ADR (France) ............................         13,200         1,668,480
                                                                                ------------
                                                                                  41,679,581
                                                                                ------------
PAPER & FOREST PRODUCTS -- 0.2%
   Temple-Inland, Inc. ....................................         15,300           686,205
                                                                                ------------
PHARMACEUTICALS -- 4.6%
   Lilly, (Eli) & Co.(a) ..................................         31,200         1,765,608
   Merck & Co., Inc. ......................................        118,500         3,769,485
   Pfizer, Inc. ...........................................        330,000         7,695,600
                                                                                ------------
                                                                                  13,230,693
                                                                                ------------
RAILROADS -- 1.6%
   Burlington Northern Santa Fe Corp.                               22,200         1,572,204
   CSX Corp. ..............................................         42,700         2,167,879
   Norfolk Southern Corp. .................................         21,300           954,879
                                                                                ------------
                                                                                   4,694,962
                                                                                ------------
RESTAURANTS -- 1.2%
   McDonald's Corp. .......................................        101,100         3,409,092
                                                                                ------------
RETAIL & MERCHANDISING -- 3.9%
   Gap, Inc. ..............................................         59,700         1,053,108
   Kroger Co. (The)* ......................................        118,900         2,244,832
   Limited Brands, Inc.(a) ................................         86,900         1,942,215
   Mattel, Inc. ...........................................         33,100           523,642
   Office Depot, Inc.* ....................................         96,900         3,042,660
   SUPERVALU, Inc. ........................................         36,325         1,179,836
   Target Corp. ...........................................         26,100         1,434,717
                                                                                ------------
                                                                                  11,421,010
                                                                                ------------
SEMICONDUCTORS -- 0.5%
   Intel Corp. ............................................         61,900         1,545,024
                                                                                ------------
TELECOMMUNICATIONS -- 6.2%
   ADC Telecommunications, Inc. ...........................         34,485           770,395
   AT&T, Inc. .............................................         91,900         2,250,631
   BellSouth Corp. ........................................         29,900           810,290
   Corning, Inc.* .........................................        111,300         2,188,158
   Crown Castle International Corp.*(a) ...................         14,000           376,740
   Nokia Corp. (Class "A" Stock), ADR (Norway)* ...........         73,600         1,346,880
   Nortel Networks Corp.* .................................         79,000           241,740
   Sprint Corp. ...........................................        170,750         3,988,720
   Tellabs, Inc.* .........................................         72,000           784,800
   Verizon Communications, Inc. ...........................        177,300         5,340,276
                                                                                ------------
                                                                                  18,098,630
                                                                                ------------
UTILITIES -- 2.4%
   American Electric Power Co., Inc.(a) ...................         60,600         2,247,654
   Constellation Energy Group, Inc. .......................         19,500         1,123,200

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B71

           ----------------------------------------------------------
             AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (CONTINUED)
           ----------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                  SHARES         (NOTE 2)
                                                               ------------     ------------
COMMON STOCKS (CONTINUED)

UTILITIES (CONT'D.)
   Entergy Corp. ..........................................         30,500      $  2,093,825
   Exelon Corp. ...........................................          5,800           308,212
   Wisconsin Energy Corp. .................................         30,700         1,199,142
                                                                                ------------
                                                                                   6,972,033
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $242,595,912) .....................................                      285,899,713
                                                                                ------------
SHORT-TERM INVESTMENT -- 13.1%
MONEY MARKET MUTUAL FUND
   Dryden Core Investment Fund - Taxable Money
      Market Series (cost $37,890,665; includes
      $35,140,103 of cash collateral for securities on
      loan)(b)(w) (Note 4) ................................     37,890,665        37,890,665
                                                                                ------------
TOTAL INVESTMENTS -- 111.6%
   (cost $280,486,577; Note 6) ............................                      323,790,378
LIABILITIES IN EXCESS OF OTHER ASSETS -- (11.6)% ..........                      (33,576,855)
                                                                                ------------
NET ASSETS -- 100.0% ......................................                     $290,213,523
                                                                                ============

The following abbreviations are used in portfolio descriptions:

ADR  American Depositary Receipt

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $33,627,142; cash collateral of $35,140,103 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------

Financial Services                                                  17.6%
Oil & Gas                                                           14.4
Money Market Mutual Fund (including 12.1%
   of collateral received for securities on loan)                   13.1
Financial - Bank & Trust                                            10.3
Insurance                                                            7.1
Telecommunications                                                   6.2
Electronic Components & Equipment                                    4.9
Pharmaceuticals                                                      4.6
Retail & Merchandising                                               3.9
Conglomerates                                                        2.6
Computer Hardware                                                    2.4
Entertainment & Leisure                                              2.4
Utilities                                                            2.4
Consumer Products & Services                                         2.2
Food                                                                 1.9
Beverages                                                            1.8
Computer Services & Software                                         1.7
Aerospace                                                            1.6
Railroads                                                            1.6
Automotive Parts                                                     1.4
Restaurants                                                          1.2
Cable Television                                                     0.9
Containers & Packaging                                               0.8
Industrial Products                                                  0.8
Chemicals                                                            0.7
Health Care Services                                                 0.7
Clothing & Apparel                                                   0.5
Semiconductors                                                       0.5
Advertising                                                          0.4
Building Materials                                                   0.4
Machinery & Equipment                                                0.4
Paper & Forest Products                                              0.2
                                                                   -----
                                                                   111.6
Liabilities in excess of other assets                              (11.6)
                                                                   -----
                                                                   100.0%
                                                                   =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B72

              -----------------------------------------------------
                       AST COHEN & STEERS REALTY PORTFOLIO
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                  VALUE
                                                                   SHARES        (NOTE 2)
                                                                 ----------    -------------
LONG-TERM INVESTMENTS -- 99.7%
COMMON STOCKS

APARTMENT/RESIDENTIAL -- 20.7%
   Apartment Investment & Management Co.
      (Class "A" Stock), REIT .............................        373,200     $  14,133,084
   Archstone-Smith Trust, REIT ............................        375,000        15,708,750
   Avalonbay Communities, Inc., REIT ......................        222,335        19,843,399
   BRE Properties, Inc., REIT .............................        212,500         9,664,500
   Equity Residential Properties Trust, REIT ..............        388,700        15,205,944
   Essex Property Trust, Inc., REIT .......................         45,200         4,167,440
   GMH Communities Trust, REIT ............................        109,800         1,702,998
   Post Properties, Inc., REIT ............................        112,661         4,500,807
                                                                               -------------
                                                                                  84,926,922
                                                                               -------------
DIVERSIFIED OPERATIONS -- 5.8%
   Sun Communities, Inc., REIT ............................        143,100         4,493,340
   Vornado Realty Trust, REIT .............................        231,063        19,286,829
                                                                               -------------
                                                                                  23,780,169
                                                                               -------------
HEALTHCARE SERVICES -- 2.0%
   Ventas, Inc., REIT .....................................        258,600         8,280,372
                                                                               -------------
HOTELS & MOTELS -- 8.7%
   Hilton Hotels Corp. ....................................        370,200         8,925,522
   Host Marriott Corp., REIT ..............................        800,200        15,163,790
   Starwood Hotels & Resorts Worldwide, Inc. ..............        153,500         9,802,510
   Strategic Hotel Capital, Inc., REIT ....................         79,700         1,640,226
                                                                               -------------
                                                                                  35,532,048
                                                                               -------------
INDUSTRIAL -- 6.4%
   AMB Property Corp., REIT ...............................        174,300         8,570,331
   ProLogis, REIT .........................................        378,464        17,681,838
                                                                               -------------
                                                                                  26,252,169
                                                                               -------------
OFFICE -- 25.2%
   Alexandria Real Estate Equities, Inc., REIT ............         95,924         7,721,882
   American Financial Realty Trust, REIT ..................        216,600         2,599,200
   Arden Reaity, Inc., REIT ...............................         95,500         4,281,265
   Biomed Realty Trust, Inc., REIT ........................        109,300         2,666,920
   Boston Properties, Inc., REIT ..........................        266,500        19,755,645
   Brookfield Properties Corp. (Canada) ...................        469,050        13,883,281
   CarrAmerica Realty Corp., REIT .........................        214,700         7,435,061
   Equity Office Properties Trust, REIT                            422,500        12,814,425
   Extra Space Storage, Inc. ..............................        105,400         1,623,160
   Kilroy Realty Corp., REIT ..............................         99,200         6,140,480
   Mack-Cali Realty Corp. .................................        140,212         6,057,158
   Maguire Properties, Inc., REIT .........................        137,700         4,254,930
   Prentiss Properties Trust, REIT ........................         37,800         1,537,704
   SL Green Realty Corp., REIT ............................         88,900         6,791,071
   Trizec Properties, Inc., REIT ..........................        260,300         5,966,076
                                                                               -------------
                                                                                 103,528,258
                                                                               -------------
OFFICE EQUIPMENT -- 0.2%
   Republic Property Trust* ...............................         68,500           822,000
                                                                               -------------
OFFICE/INDUSTRIAL -- 2.7%
   Liberty Property Trust, REIT ...........................        112,600         4,824,910
   Reckson Associates Realty Corp., REIT ..................        180,400         6,490,792
                                                                               -------------
                                                                                  11,315,702
                                                                               -------------
REGIONAL MALL -- 16.5%
   CBL & Associates Properties, Inc., REIT ................         73,000         2,884,230
   General Growth Properties, Inc., REIT ..................        252,200        11,850,878
   Macerich Co., REIT .....................................        125,100         8,399,214
   Mills Corp. (The), REIT ................................        211,500         8,870,310
   Simon Property Group, Inc., REIT .......................        300,900        23,057,967
   Tanger Factory Outlet Centers, Inc., REIT ..............        159,600         4,586,904
   Taubman Centers, Inc., REIT ............................        236,600         8,221,850
                                                                               -------------
                                                                                  67,871,353
                                                                               -------------
SELF STORAGE -- 5.4%
   Public Storage, Inc., REIT .............................        161,200        10,916,464
   Shurgard Storage Centers, Inc.
      (Class "A" Stock), REIT .............................        193,600        10,979,056
   U-Store-It Trust, REIT .................................          4,700            98,935
                                                                               -------------
                                                                                  21,994,455
                                                                               -------------
SHOPPING CENTERS -- 6.1%
   Developers Diversified Realty Corp., REIT ..............        178,400         8,388,368
   Federal Realty Investment Trust, REIT ..................        100,100         6,071,065
   Pan Pacific Retail Properties, Inc., REIT ..............         86,400         5,779,296
   Regency Centers Corp., REIT ............................         78,659         4,636,948
                                                                               -------------
                                                                                  24,875,677
                                                                               -------------
TOTAL LONG-TERM INVESTMENTS
   (cost $313,844,734) ....................................                      409,179,125
                                                                               -------------
SHORT-TERM INVESTMENT -- 0.2%
MONEY MARKET MUTUAL FUND
   Dryden Core Investment Fund - Taxable Money Market
      Series (cost $679,267)(w) ...........................        679,267           679,267
                                                                               -------------
TOTAL SHORT-TERM INVESTMENT
   (cost $679,267) ........................................                          679,267
                                                                               -------------
TOTAL INVESTMENTS -- 99.9%
   (cost $314,524,001; Note 6) ............................                      409,858,392
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1% .............                          392,729
                                                                               -------------
NET ASSETS -- 100.0% ......................................                    $ 410,251,121
                                                                               =============

The following abbreviations are used in portfolio descriptions:

REIT  Real Estate Investment Trust

*     Non-income producing security.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund - Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B73

              -----------------------------------------------------
                 AST COHEN & STEERS REALTY PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------

Office                                                             25.2%
Apartment/Residential                                              20.7
Regional Mall                                                      16.5
Hotels & Motels                                                     8.7
Industrial                                                          6.4
Shopping Centers                                                    6.1
Diversified Operations                                              5.8
Self Storage                                                        5.4
Office/Industrial                                                   2.7
Healthcare Services                                                 2.0
Money Market Mutual Fund                                            0.2
Office Equipment                                                    0.2
                                                                  -----
                                                                   99.9
Other assets in excess of liabilities                               0.1
                                                                  -----
                                                                  100.0%
                                                                  =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B74

              -----------------------------------------------------
                AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                   SHARES         (NOTE 2)
                                                                 ----------    -------------
LONG-TERM INVESTMENTS -- 99.0%
COMMON STOCKS

ADVERTISING -- 0.2%
   Interpublic Group of Cos., Inc. (The)*(a) ..............         90,000     $     868,500
                                                                               -------------
AEROSPACE & DEFENSE -- 1.7%
   Boeing Co. (The)(a) ....................................         91,500         6,426,960
   Goodrich Corp. .........................................         40,900         1,680,990
   Lockheed Martin Corp. ..................................         13,000           827,190
                                                                               -------------
                                                                                   8,935,140
                                                                               -------------
APPAREL -- 0.1%
   Jones Apparel Group, Inc. ..............................         10,200           313,344
                                                                               -------------
AUTOMOBILE MANUFACTURERS -- 0.5%
   Ford Motor Co. .........................................        108,400           836,848
   General Motors Corp.(a) ................................         60,600         1,176,852
   Toyota Motor Corp. .....................................          3,200           334,784
                                                                               -------------
                                                                                   2,348,484
                                                                               -------------
AUTOMOTIVE PARTS -- 0.7%
   BorgWarner, Inc. .......................................         20,700         1,255,041
   Dana Corp. .............................................        101,000           725,180
   Lear Corp. .............................................         48,700         1,386,002
   Magna International, Inc. (Class "A" Stock) ............          4,400           316,712
                                                                               -------------
                                                                                   3,682,935
                                                                               -------------
BANKS -- 0.4%
   KeyCorp ................................................         58,100         1,913,233
                                                                               -------------
BEVERAGES -- 0.7%
   Coca-Cola Co. ..........................................         61,700         2,487,127
   PepsiCo, Inc. ..........................................         22,600         1,335,208
                                                                               -------------
                                                                                   3,822,335
                                                                               -------------
BROADCASTING -- 0.3%
   Univision Communications, Inc. (Class "A" Stock)* ......         50,000         1,469,500
                                                                               -------------
BUILDING MATERIALS -- 0.5%
   American Standard Cos., Inc. ...........................         57,000         2,277,150
   Masco Corp. ............................................         15,000           452,850
                                                                               -------------
                                                                                   2,730,000
                                                                               -------------
BUSINESS SERVICES -- 0.4%
   Dade Behring Holdings, Inc. ............................         19,800           809,622
   Unisys Corp.* ..........................................        193,900         1,130,437
                                                                               -------------
                                                                                   1,940,059
                                                                               -------------
CABLE TELEVISION -- 0.1%
   Comcast Corp. (Special Class "A" Stock)* ...............         19,100           490,679
                                                                               -------------
CHEMICALS -- 0.8%
   Ashland, Inc. ..........................................         15,300           885,870
   E.I. du Pont de Nemours & Co. ..........................         26,800         1,139,000
   Hercules, Inc.* ........................................          6,900            77,970
   Lubrizol Corp. (The) ...................................         18,400           799,112
   PPG Industries, Inc. ...................................         22,000         1,273,800
                                                                               -------------
                                                                                   4,175,752
                                                                               -------------
CLOTHING & APPAREL -- 0.6%
   Limited Brands, Inc.(a) ................................         44,300           990,105
   VF Corp. ...............................................         34,375         1,902,312
                                                                               -------------
                                                                                   2,892,417
                                                                               -------------
COMMERCIAL BANKS -- 3.3%
   Bank of America Corp(a) ................................        261,446        12,065,733
   Wachovia Corp. .........................................         96,050         5,077,203
                                                                               -------------
                                                                                  17,142,936
                                                                               -------------
COMMUNICATION EQUIPMENT -- 1.1%
   Qualcomm, Inc. .........................................        125,200         5,393,616
                                                                               -------------
COMPUTER HARDWARE -- 1.8%
   Apple Computer, Inc.* ..................................         49,800         3,580,122
   International Business Machines Corp.(a) ...............         69,600         5,721,120
                                                                               -------------
                                                                                   9,301,242
                                                                               -------------
COMPUTER SERVICES & SOFTWARE -- 4.9%
   Autodesk, Inc. .........................................         36,200         1,554,790
   Electronic Arts, Inc.* .................................         69,900         3,656,469
   EMC Corp* ..............................................         96,700         1,317,054
   Fiserv, Inc.* ..........................................         35,700         1,544,739
   Microsoft Corp. ........................................        505,900        13,229,285
   Oracle Corp* ...........................................        184,200         2,249,082
   Tech Data Corp* ........................................         33,000         1,309,440
                                                                               -------------
                                                                                  24,860,859
                                                                               -------------
COMPUTER SOFTWARE -- 0.3%
   McAfee, Inc.* ..........................................         51,400         1,394,482
                                                                               -------------
COMPUTERS & PERIPHERALS -- 2.4%
   Dell, Inc.(a) ..........................................        215,785         6,471,392
   Hewlett-Packard Co. ....................................        203,060         5,813,608
                                                                               -------------
                                                                                  12,285,000
                                                                               -------------
CONGLOMERATES -- 0.4%
   Textron, Inc. ..........................................         27,400         2,109,252
                                                                               -------------
CONSTRUCTION -- 0.5%
   Centex Corp. ...........................................         22,700         1,622,823
   Pulte Homes, Inc. ......................................         25,600         1,007,616
                                                                               -------------
                                                                                   2,630,439
                                                                               -------------
CONSUMER PRODUCTS & SERVICES -- 0.6%
   Clorox Co. .............................................         13,450           765,171
   Fortune Brands, Inc. ...................................         27,400         2,137,748
   Kimberly-Clark Corp . ..................................          4,425           263,951
                                                                               -------------
                                                                                   3,166,870
                                                                               -------------
CONTAINERS & PACKAGING -- 0.1%
   Sonoco Products Co. ....................................         20,500           602,700
                                                                               -------------
COSMETICS & TOILETRIES -- 2.5%
   Procter & Gamble Co. ...................................        225,100        13,028,788
                                                                               -------------
DIVERSIFIED FINANCIAL SERVICES -- 1.3%
   Goldman Sachs Group, Inc.(a) ...........................          7,000           893,970
   Lehman Brothers Holdings, Inc.(a) ......................         10,700         1,371,419
   Morgan Stanley .........................................         73,500         4,170,390
                                                                               -------------
                                                                                   6,435,779
                                                                               -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B75

        -----------------------------------------------------------------
          AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (CONTINUED)
        -----------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                  VALUE
                                                                   SHARES        (NOTE 2)
                                                                 ----------    ------------
COMMON STOCKS (CONTINUED)

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.7%
   Verizon Communications, Inc. ...........................        117,700     $  3,545,124
                                                                               ------------
EDUCATION -- 0.3%
   Strayer Education, Inc. ................................         15,500        1,452,350
                                                                               ------------
ELECTRIC UTILITIES -- 0.1%
   Entergy Corp. ..........................................          9,900          679,635
                                                                               ------------
ELECTRONIC COMPONENTS -- 0.9%
   Arrow Electronics, Inc.* ...............................         28,300          906,449
   Avnet, Inc.* ...........................................         28,700          687,078
   Flextronics International Ltd.* ........................         66,800          697,392
   Hubbell, Inc. (Class "B" Stock)* .......................         21,000          947,520
   Solectron Corp.*(a) ....................................        347,697        1,272,571
   Vishay Intertechnology, Inc.* ..........................         25,000          344,000
                                                                               ------------
                                                                                  4,855,010
                                                                               ------------
FARMING & AGRICULTURE -- 0.2%
   Bunge Ltd. (Bermuda) ...................................         14,100          798,201
                                                                               ------------
FINANCIAL - BANK & TRUST -- 3.2%
   BB & T Corp.* ..........................................         15,800          662,178
   Comerica, Inc. .........................................         27,600        1,566,576
   Commerce Bancorp, Inc. .................................         50,000        1,720,500
   Fannie Mae .............................................         87,600        4,275,756
   National City Corp. (a) ................................        108,000        3,625,560
   Northern Trust Corp. ...................................          3,900          202,098
   SunTrust Banks, Inc. ...................................         28,400        2,066,384
   U.S. Bancorp ...........................................         29,000          866,810
   Wells Fargo & Co. ......................................         22,500        1,413,675
                                                                               ------------
                                                                                 16,399,537
                                                                               ------------
FINANCIAL - BROKERAGE -- 0.4%
   Legg Mason, Inc. .......................................         18,750        2,244,188
                                                                               ------------
FINANCIAL SERVICES -- 7.0%
   Citigroup, Inc. ........................................        323,200       15,684,896
   Franklin Resources, Inc. ...............................          8,500          799,085
   JPMorgan Chase & Co. ...................................        265,176       10,524,835
   Merrill Lynch & Co., Inc. ..............................        106,200        7,192,926
   PNC Financial Services Group, Inc. .....................         15,100          933,633
   Schwab, (Charles) Corp. ................................         47,200          692,424
                                                                               ------------
                                                                                 35,827,799
                                                                               ------------
FOOD & STAPLES RETAILING -- 0.2%
   Wal-Mart Stores, Inc. ..................................         26,800        1,254,240
                                                                               ------------
FOODS -- 1.3%
   Archer-Daniels-Midland Co. .............................         52,808        1,302,245
   Safeway, Inc. ..........................................         54,775        1,295,977
   Unilever NV ............................................          6,000          411,900
   Whole Foods Market, Inc. ...............................         17,100        1,323,369
   Wrigley, (Wm., Jr.) Co.* ...............................         36,200        2,406,938
                                                                               ------------
                                                                                  6,740,429
                                                                               ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.9%
   St. Jude Medical, Inc.* ................................         87,700        4,402,540
                                                                               ------------
HEALTH CARE PROVIDERS & SERVICES -- 1.7%
   UnitedHealth Group, Inc. ...............................        141,100        8,767,954
                                                                               ------------
HEALTHCARE SERVICES -- 1.4%
   Caremark Rx, Inc.* .....................................         82,000        4,246,780
   HCA, Inc.(a) ...........................................         38,800        1,959,400
   Tenet Healthcare Corp * ................................        140,500        1,076,230
                                                                               ------------
                                                                                  7,282,410
                                                                               ------------
HOTELS, RESTAURANTS & LEISURE -- 0.7%
   Carnival Corp. .........................................         32,100        1,716,387
   McDonald's Corp. .......................................         56,500        1,905,180
                                                                               ------------
                                                                                  3,621,567
                                                                               ------------
HOUSEHOLD/PERSONAL CARE -- 0.8%
   Colgate-Palmolive Co. ..................................         72,500        3,976,625
                                                                               ------------
INDUSTRIAL PRODUCTS -- 0.4%
   Cooper Industries Ltd. (Class "A" Stock) (Bermuda) .....         20,200        1,474,600
   Cooper Tire & Rubber Co. ...............................         44,900          687,868
                                                                               ------------
                                                                                  2,162,468
                                                                               ------------
INSURANCE -- 6.4%
   ACE Ltd.................................................         46,400        2,479,616
   AFLAC, Inc.(a) .........................................         25,600        1,188,352
   American International Group, Inc. .....................        186,287       12,710,362
   Axis Capital Holdings Ltd. (Bermuda) ...................         26,550          830,484
   Chubb Corp. ............................................          8,400          820,260
   Genworth Financial, Inc. (Class "A" Stock) .............          8,800          304,304
   Hartford Financial Service Group, Inc. .................         18,500        1,588,965
   Lincoln National Corp(a) ...............................         26,200        1,389,386
   Loews Corp.* ...........................................         33,400        3,167,990
   MetLife, Inc.(a) .......................................          9,800          480,200
   St. Paul Travelers Cos., Inc. (The)(a) .................         74,193        3,314,201
   UnumProvident Corp.(a) .................................         93,000        2,115,750
   XL Capital Ltd. (Class "A" Stock) ......................         34,800        2,344,824
                                                                               ------------
                                                                                 32,734,694
                                                                               ------------
INTERNET SERVICES -- 3.0%
   eBay, Inc.* ............................................        142,600        6,167,450
   Google, Inc. (Class "A" Stock)*(a) .....................          5,900        2,447,674
   Yahoo!, Inc.* ..........................................        176,100        6,899,598
                                                                               ------------
                                                                                 15,514,722
                                                                               ------------
IT SERVICES -- 0.3%
   Electronic Data Systems Corp. ..........................         60,000        1,442,400
                                                                               ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.3%
   Eastman Kodak Co. (a) ..................................         67,000        1,567,800
                                                                               ------------
MACHINERY & EQUIPMENT -- 0.4%
   Eaton Corp. ............................................         28,700        1,925,483
                                                                               ------------
MANUFACTURING -- 0.5%
   Tyco International Ltd..................................         88,100        2,542,566
                                                                               ------------
MEDIA -- 2.1%
   Comcast Corp. (Class "A" Stock) (a).....................         85,500        2,219,580
   News Corp., Inc. (Class "A" Stock) .....................         35,000          544,250
   Time Warner, Inc. ......................................        348,600        6,079,584

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B76

        -----------------------------------------------------------------
          AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (CONTINUED)
        -----------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                  VALUE
                                                                   SHARES        (NOTE 2)
                                                                 ----------    ------------
COMMON STOCKS (CONTINUED)

MEDIA (CONT'D.)
   Viacom, Inc.(Class "B" Stock) ..........................         27,900     $    909,540
   Walt Disney Co.(The) ...................................         47,100        1,128,987
                                                                               ------------
                                                                                 10,881,941
                                                                               ------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.4%
   Alcon, Inc.(Switzerland) ...............................         18,400        2,384,640
   Amgen, Inc.*(a) ........................................         78,200        6,166,852
   Forest Laboratories, Inc.* .............................         48,800        1,985,184
   Merck & Co., Inc. ......................................        196,300        6,244,303
   Zimmer Holdings, Inc. ..................................          9,600          647,424
                                                                               ------------
                                                                                 17,428,403
                                                                               ------------
METALS & MINING
   Novelis, Inc. ..........................................          3,800           79,382
                                                                               ------------
OIL & GAS -- 6.8%
   Baker Hughes, Inc. .....................................         11,000          668,580
   Chevron Corp. ..........................................         57,476        3,262,913
   Diamond Offshore Drilling, Inc.(a) .....................         26,900        1,871,164
   El Paso Corp. ..........................................        119,500        1,453,120
   Exxon Mobil Corp. ......................................        279,100       15,677,047
   GlobalSantaFe Corp. ....................................         16,300          784,845
   Halliburton Co. ........................................         23,600        1,462,256
   Marathon Oil Corp. .....................................         48,000        2,926,560
   Nabors Industries Ltd.* ................................         44,600        3,378,450
   Noble Corp. (Cayman Islands) ...........................          5,200          366,808
   Noble Energy, Inc.(a) ..................................         33,800        1,362,140
   Schlumberger Ltd. ......................................          2,400          233,160
   Sempra Energy* .........................................         10,600          475,304
   Transocean, Inc. (Cayman Islands)* .....................         15,300        1,066,257
                                                                               ------------
                                                                                 34,988,604
                                                                               ------------
OIL, GAS & CONSUMABLE FUELS -- 0.9%
   BP PLC, ADR (United Kingdom) ...........................         32,000        2,055,040
   Occidental Petroleum Corp. .............................         31,000        2,476,280
                                                                               ------------
                                                                                  4,531,320
                                                                               ------------
PAPER & FOREST PRODUCTS -- 0.3%
   Smurfit-Stone Container Corp* ..........................        102,400        1,451,008
                                                                               ------------
PERSONAL SERVICES -- 0.4%
   Apollo Group, Inc. (Class "A"
     Stock)* ..............................................         33,400        2,019,364
                                                                               ------------
PHARMACEUTICALS -- 5.3%
   Abbott Laboratories ....................................         47,700        1,880,811
   Bristol-Meyers Squibb Co. ..............................         60,600        1,392,588
   Eli Lilly & Co.(a) .....................................        111,600        6,315,444
   Genentech, Inc.*(a) ....................................         23,800        2,201,500
   Gilead Sciences, Inc.* .................................         55,350        2,913,071
   Johnson & Johnson ......................................         80,700        4,850,070
   Medco Health Solutions, Inc.* ..........................         16,300          909,540
   MedImmune, Inc.* .......................................         43,300        1,516,366
   Pfizer, Inc. ...........................................        172,820        4,030,162
   Teva Pharmaceutical Industries Ltd., ADR (Israel)(a) ...         26,300        1,131,163
                                                                               ------------
                                                                                 27,140,715
                                                                               ------------
PRINTING & PUBLISHING -- 0.1%
   Donnelley, (R.R.) & Sons Co. ...........................         15,100          516,571
                                                                               ------------
RETAIL & MERCHANDISING -- 5.3%
   Coach, Inc.*  ..........................................         61,100        2,037,074
   Home Depot, Inc. .......................................        142,900        5,784,592
   Kroger Co.(The)* .......................................         34,000          641,920
   Lowe's Cos., Inc. ......................................        106,500        7,099,290
   Office Depot, Inc.*  ...................................         23,300          731,620
   Starbucks Corp * .......................................         13,200          396,132
   SUPERVALU, Inc. ........................................         15,100          490,448
   Target Corp ............................................        117,200        6,442,484
   TJX Cos., Inc. .........................................         43,300        1,005,859
   Walgreen Co. ...........................................          7,200          318,672
   Williams-Sonoma, Inc.*(a) ..............................         51,500        2,222,225
                                                                               ------------
                                                                                 27,170,316
                                                                               ------------
SEMICONDUCTORS -- 3.2%
   Agere Systems, Inc.*  ..................................         25,800          332,820
   Broadcom Corp.(Class "A" Stock)* .......................         66,200        3,121,330
   Intel Corp .............................................        264,780        6,608,909
   Marvell Technology Group Ltd. (Bermuda)* ...............         41,230        2,312,590
   Texas Instruments, Inc. ................................        121,100        3,883,677
                                                                               ------------
                                                                                 16,259,326
                                                                               ------------
TELECOMMUNICATION SERVICES -- 0.1%
   Crown Castle International Corp *(a) ..................          10,400          279,864
                                                                               ------------
TELECOMMUNICATIONS -- 3.0%
   AT&T, Inc. .............................................        119,300        2,921,657
   Cisco Systems, Inc.* ...................................         69,300        1,186,416
   Corning, Inc.* .........................................        112,800        2,217,648
   Juniper Networks, Inc.*(a) .............................         34,800          776,040
   Motorola, Inc. .........................................        136,800        3,090,312
   Nortel Networks Corp.* .................................          5,500           16,830
   Sprint Nextel Corp. ....................................        171,374        4,003,297
   Tellabs, Inc.* .........................................        100,700        1,097,630
                                                                               ------------
                                                                                 15,309,830
                                                                               ------------
THRIFTS & MORTGAGE FINANCE -- 1.1%
   Freddie Mac ............................................         11,500          751,525
   Washington Mutual, Inc. ................................        110,300        4,798,050
                                                                               ------------
                                                                                  5,549,575
                                                                               ------------
TOBACCO -- 2.4%
   Altria Group, Inc.* ....................................        132,150        9,874,248
   Reynolds, (R.J.) Tobacco Holdings, Inc.(a) .............         26,800        2,554,844
                                                                               ------------
                                                                                 12,429,092
                                                                               ------------
TRANSPORTATION -- 1.9%
   Burlington Northern Santa Fe Corp. .....................         15,000        1,062,300
   CSX Corp. ..............................................         19,900        1,010,323
   FedEx Corp. ............................................          7,200          744,408
   Norfolk Southern Corp. .................................          5,200          233,116
   Northrop Grumman Corp. .................................         36,100        2,169,971
   United Parcel Service, Inc.(Class "B" Stock) ...........         62,300        4,681,845
                                                                               ------------
                                                                                  9,901,963
                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B77

        -----------------------------------------------------------------
          AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (CONTINUED)
        -----------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                  VALUE
                                                                   SHARES        (NOTE 2)
                                                                 ----------    ------------
COMMON STOCKS (CONTINUED)

UTILITIES -- 5.4%
   American Electric Power Co., Inc. ......................         14,700     $    545,223
   DTE Energy Co. .........................................         23,700        1,023,603
   Emerson Electric Co. ...................................         14,000        1,045,800
   General Electric Co. ...................................        610,970       21,414,498
   Ingersoll-Rand Co. Ltd.(Class "A" Stock) ...............         49,000        1,978,130
   Progress Energy, Inc.(a) ...............................         42,500        1,866,600
                                                                               ------------
                                                                                 27,873,854
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $441,970,107) ....................................                     507,483,211
                                                                               ------------
SHORT-TERM INVESTMENT -- 15.4%
MONEY MARKET MUTUAL FUND
   Dryden Core Investment Fund - Taxable Money Market Series
      (cost $79,080,620; includes $76,984,392 of cash
      collateral for securities on loan)(b)(w) (Note 4) ...     79,080,620       79,080,620
                                                                               ------------
TOTAL INVESTMENTS -- 114.4%
     (cost $521,050,727; Note 6) ...........................                    586,563,831
LIABILITIES IN EXCESS OF
     OTHER ASSETS -- (14.4)% ...............................                    (73,935,111)
                                                                               ------------
NET ASSETS -- 100.0%  ......................................                   $512,628,720
                                                                               ============

The following abbreviations are used in portfolio descriptions:

ADR   American Depositary Receipt

*     Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $73,992,417; cash collateral of $76,984,392 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Money Market Mutual Fund (including 15.0%
  of collateral received for securities on loan)                     15.4%
Financial Services                                                    7.0
Oil & Gas                                                             6.8
Insurance                                                             6.4
Utilities                                                             5.4
Pharmaceuticals                                                       5.3
Retail & Merchandising                                                5.3
Computer Services & Software                                          4.9
Medical Supplies & Equipment                                          3.4
Commercial Banks                                                      3.3
Financial - Bank & Trust                                              3.2
Semiconductors                                                        3.2
Internet Services                                                     3.0
Telecommunications                                                    3.0
Cosmetics & Toiletries                                                2.5
Computers & Peripherals                                               2.4
Tobacco                                                               2.4
Media                                                                 2.1
Transportation                                                        1.9
Computer Hardware                                                     1.8
Aerospace & Defense                                                   1.7
Health Care Providers & Services                                      1.7
Healthcare Services                                                   1.4
Diversified Financial Services                                        1.3
Foods                                                                 1.3
Communication Equipment                                               1.1
Thrifts & Mortgage Finance                                            1.1
Electronic Components                                                 0.9
Health Care Equipment & Supplies                                      0.9
Oil, Gas & Consumable Fuels                                           0.9
Chemicals                                                             0.8
Household/Personal Care                                               0.8
Automotive Parts                                                      0.7
Beverages                                                             0.7
Diversified Telecommunication Services                                0.7
Hotels, Restaurants & Leisure                                         0.7
Clothing & Apparel                                                    0.6
Consumer Products & Services                                          0.6
Automobile Manufacturers                                              0.5
Building Materials                                                    0.5
Construction                                                          0.5
Manufacturing                                                         0.5
Banks                                                                 0.4
Business Services                                                     0.4
Conglomerates                                                         0.4
Financial - Brokerage                                                 0.4
Industrial Products                                                   0.4
Machinery & Equipment                                                 0.4
Personal Services                                                     0.4
Broadcasting                                                          0.3
Computer Software                                                     0.3
Education                                                             0.3
IT Services                                                           0.3
Leisure Equipment & Products                                          0.3
Paper & Forest Products                                               0.3
Advertising                                                           0.2
Farming & Agriculture                                                 0.2
Food & Staples Retailing                                              0.2
Apparel                                                               0.1
Cable Television                                                      0.1
Containers & Packaging                                                0.1
Electric Utilities                                                    0.1
Printing & Publishing                                                 0.1
Telecommunication Services                                            0.1
                                                                    -----
                                                                    114.4
Liabilities in excess of other assets                               (14.4)
                                                                    -----
                                                                    100.0%
                                                                    =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B78

               --------------------------------------------------
                 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
               --------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                  VALUE
                                                                   SHARES        (NOTE 2)
                                                                 ----------   -------------
LONG-TERM INVESTMENTS -- 99.1%
COMMON STOCKS -- 99.1%

AEROSPACE -- 2.3%
   Lockheed Martin Corp. ..................................          8,322     $    529,529
   Northrop Grumman Corp.(a) ..............................        138,538        8,327,519
                                                                               ------------
                                                                                  8,857,048
                                                                               ------------
AIRLINES -- 0.1%
   Southwest Airlines Co. .................................         31,414          516,132
                                                                               ------------
AUTOMOBILE MANUFACTURERS -- 1.8%
   Ford Motor Co. .........................................        917,541        7,083,417
   Navistar International Corp.*  .........................          3,992          114,251
                                                                               ------------
                                                                                  7,197,668
                                                                               ------------
AUTOMOBILES
   Autonation, Inc.* ......................................          3,221           69,992
                                                                               ------------
AUTOMOTIVE PARTS -- 0.7%
   Goodyear Tire & Rubber Co. (The) *(a) ..................         55,505          964,677
   Sonic Automotive, Inc. .................................         53,900        1,200,892
   TRW Automotive Holdings Corp.*(a) ......................         17,178          452,640
                                                                               ------------
                                                                                  2,618,209
                                                                               ------------
BEVERAGES
   Molson Coors Brewing Co. (Class "B" Stock) .............          1,414           94,724
                                                                               ------------
BROADCASTING
   Citadel Broadcasting Corp.* ............................         12,284          165,097
                                                                               ------------
BUILDING MATERIALS -- 0.4%
   Building Material Holding Corp.(a) .....................         14,416          983,315
   USG Corp.* .............................................          7,834          509,210
                                                                               ------------
                                                                                  1,492,525
                                                                               ------------
BUSINESS SERVICES -- 0.2%
   Harland, (John H.) Co. .................................         20,611          774,974
                                                                               ------------
CHEMICALS -- 1.9%
   Eastman Chemical Co. ...................................         57,749        2,979,271
   Lyondell Chemical Co. ..................................        166,475        3,965,435
   Olin Corp. .............................................         14,430          283,982
   UAP Holding Corp. ......................................          3,151           64,343
                                                                               ------------
                                                                                  7,293,031
                                                                               ------------
COMMERCIAL BANKS
   Downey Financial Corp. .................................            651           44,522
                                                                               ------------
COMMERCIAL SERVICES -- 0.4%
   PHH Corp.* .............................................         54,315        1,521,906
                                                                               ------------
COMPUTER HARDWARE -- 3.2%
   Hewlett-Packard Co. ....................................        188,220        5,388,739
   Imation Corp. ..........................................         12,829          591,032
   International Business Machines Corp.(a) ...............         75,198        6,181,275
   Komag, Inc.*(a) ........................................          9,209          319,184
                                                                               ------------
                                                                                 12,480,230
                                                                               ------------
COMPUTER SERVICES & SOFTWARE -- 2.5%
   Computer Sciences Corp.* ...............................         42,793        2,167,037
   Microsoft Corp. ........................................        293,619        7,678,137
                                                                               ------------
                                                                                  9,845,174
                                                                               ------------
CONGLOMERATES -- 0.5%
   Tyco International Ltd. ................................         64,823       1,870,792
                                                                               ------------
CONSUMER PRODUCTS & SERVICES -- 6.4%
   American Greetings Corp.(Class "A" Stock) .......... ...          1,742           38,272
   Black & Decker Corp. ...................................         23,774        2,067,387
   Hasbro, Inc. ...........................................         11,716          236,429
   Johnson & Johnson ......................................        174,812       10,506,201
   Kimberly-Clark Corp. ...................................        125,609        7,492,577
   Newell Rubbermaid, Inc. ................................         72,883        1,733,158
   Reynolds, (R.J.) Tobacco Holdings, Inc.(a) .............         14,781        1,409,072
   Tupperware Corp. .......................................         71,668        1,605,363
                                                                               ------------
                                                                                 25,088,459
                                                                               ------------
CONTAINERS & PACKAGING -- 0.1%
   Silgan Holdings, Inc. ..................................         10,373          374,673
                                                                               ------------
ELECTRIC -- 0.2%
   Pepco Holdings, Inc. ...................................         28,215          631,170
                                                                               ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.1%
   Arrow Electronics, Inc.* ...............................        125,431        4,017,555
   General Electric Co. ...................................          9,303          326,070
                                                                               ------------
                                                                                  4,343,625
                                                                               ------------
ENTERTAINMENT & LEISURE -- 3.1%
   Disney, (Walt) Co. .....................................         94,392        2,262,576
     Regal Entertainment Group (Class "A" Stock)(a) .......         62,217        1,183,367
   Time Warner, Inc.* .....................................        306,827        5,351,063
   Viacom, Inc.(Class "B" Stock) ..........................         103,01        3,358,322
                                                                               ------------
                                                                                 12,155,328
                                                                               ------------
FINANCIAL - BANK & TRUST -- 10.9%
   Bank of America Corp.(a) ...............................        414,573       19,132,544
   Comerica, Inc. .........................................         29,156        1,654,895
   First Horizon National Corp.(a) ........................        105,403        4,051,691
   Fremont General Corp. ..................................         60,992        1,416,844
   National City Corp. ....................................        309,408       10,386,827
   Wachovia Corp. .........................................         41,368        2,186,712
   Wells Fargo & Co. ......................................         63,853        4,011,884
                                                                               ------------
                                                                                 42,841,397
                                                                               ------------
FINANCIAL SERVICES -- 5.3%
   American Capital Strategies Ltd. .......................         10,949          396,463
   American Express Co. ...................................          3,113          160,195
   Capital One Financial Corp. ............................         19,543        1,688,515
   Citigroup, Inc. ........................................         81,580        3,959,077
   CompuCredit Corp.*(a) ..................................         11,636          447,753
   Morgan Stanley Dean Witter & Co. .......................         35,780        2,030,157
   Raymond James Financial, Inc. ..........................         24,089          907,433
   Washington Mutual, Inc. ................................        255,693       11,122,646
                                                                               ------------
                                                                                 20,712,239
                                                                               ------------
FOOD -- 1.7%
   Archer Daniels Midland Co. .............................         46,287        1,141,437
   Chiquita Brands International, Inc.* ...................         82,787        1,656,568
   General Mills, Inc. ....................................          1,631           80,441
   Pilgrim's Pride Corp. ..................................         92,020        3,051,383

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B79

         --------------------------------------------------------------
           AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)
         --------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                  VALUE
                                                                   SHARES        (NOTE 2)
                                                                 ----------   -------------
COMMON STOCKS (CONTINUED)

FOOD (CONT'D.)
   Seaboard Corp. .........................................            439     $    663,329
                                                                               ------------
                                                                                  6,593,158
                                                                               ------------
GAS UTILITIES -- 0.8%
   NiSource, Inc.* ........................................        148,942        3,106,930
                                                                               ------------
HEALTHCARE SERVICES -- 0.3%
   Kindred Healthcare, Inc.* ..............................         32,583          839,338
   Magellan Health Services, Inc.* ........................         13,301          418,317
                                                                               ------------
                                                                                  1,257,655
                                                                               ------------
INDUSTRIAL PRODUCTS -- 0.1%
   Quanex Corp. ...........................................          5,352          267,439
                                                                               ------------
INSURANCE -- 7.9%
   ACE Ltd. ...............................................        100,181        5,353,673
   American Financial Group, Inc. .........................          4,694          179,827
   AON Corp. ..............................................         28,446        1,022,634
   Chubb Corp. ............................................         12,284        1,199,533
   Endurance Specialty Holdings Ltd. (Bermuda) ............         64,097        2,297,877
   Fidelity National Financial, Inc. ......................         28,890        1,062,863
   First American Corp. ...................................        120,879        5,475,819
   LandAmerica Financial Group, Inc. ......................         22,733        1,418,539
   Loews Corp.* ...........................................        106,600       10,111,010
   Nationwide Financial Services, Inc. (Class "A" Stock) ..         17,807          783,508
   Protective Life Corp. ..................................         21,538          942,718
   St. Paul Travelers Cos., Inc. (The)(a) .................         21,118          943,341
   Zenith National Insurance Corp. ........................          7,644          352,541
                                                                               ------------
                                                                                 31,143,883
                                                                               ------------
INSURANCE - PROPERTY INSURANCE
   Fidelity National Title Group, Inc. (Class "A" Stock) ..          4,691          114,226
                                                                               ------------
INTERNET SERVICES -- 1.7%
   EarthLink, Inc.*(a) ...................................         420,753        4,674,566
   United Online, Inc.* ..................................         128,836        1,832,048
                                                                               ------------
                                                                                  6,506,614
                                                                               ------------
MACHINERY & EQUIPMENT -- 1.7%
   Cummins, Inc. ..........................................         72,613        6,515,565
   Stanley Works (The) ....................................          1,679           80,659
                                                                               ------------
                                                                                  6,596,224
                                                                               ------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.2%
   Amgen, Inc.* ...........................................         26,846        2,117,076
   Applera Corp.- Applied Biosystems Group  ...............        155,258        4,123,652
   Becton Dickinson & Co. .................................         46,683        2,804,715
   McKesson Corp. .........................................         71,685        3,698,229
                                                                               ------------
                                                                                 12,743,672
                                                                               ------------
METALS & MINING -- 1.8%
   Nucor Corp. ............................................         47,940        3,198,557
   Phelps Dodge Corp.(a) ..................................         26,866        3,865,211
                                                                               ------------
                                                                                  7,063,768
                                                                               ------------
OFFICE
   Mack-Cali Realty Corp. .................................          4,504          194,573
                                                                               ------------
OIL & GAS -- 11.0%
   ChevronTexaco Corp. ....................................        195,791       11,115,055
   ConocoPhillips .........................................        112,858        6,566,078
   Exxon Mobil Corp. ......................................        240,069       13,484,676
   Marathon Oil Corp. .....................................         52,606        3,207,388
   Nicor, Inc. ............................................         89,557        3,520,486
   Sunoco, Inc. ...........................................         38,279        3,000,308
   Valero Energy Corp. ....................................         28,807        1,486,441
   Veritas DGC, Inc. ......................................         27,500          975,975
                                                                               ------------
                                                                                 43,356,407
                                                                               ------------
PAPER & FOREST PRODUCTS -- 0.9%
   Louisiana-Pacific Corp. ................................        134,984        3,708,010
                                                                               ------------
PHARMACEUTICALS -- 6.5%
   Alpharma, Inc.(Class "A" Stock) ........................         21,012          599,052
   AmerisourceBergen Corp. ................................         82,508        3,415,831
   Hospira, Inc. ..........................................         69,496        2,973,039
   King Pharmaceuticals, Inc.* ............................        163,800        2,771,496
   Merck & Co., Inc. ......................................        243,967        7,760,590
   Pfizer, Inc. ...........................................        340,993        7,951,957
   Viropharma, Inc.* ......................................          2,279           42,276
                                                                               ------------
                                                                                 25,514,241
                                                                               ------------
PRINTING & PUBLISHING -- 0.2%
   Donnelley, (R.R.) & Sons Co. ...........................         23,282          796,477
                                                                               ------------
RAILROADS -- 0.7%
   Burlington Northern Santa Fe Corp. .....................         13,603          963,365
   CSX Corp. ..............................................          6,931          351,887
   Norfolk Southern Corp. .................................         13,652          612,019
   Union Pacific Corp. ....................................         11,567          931,259
                                                                               ------------
                                                                                  2,858,530
                                                                               ------------
REAL ESTATE INVESTMENT TRUST -- 2.5%
   CBL & Associates Properties, Inc. ......................        153,545        6,066,563
   Colonial Properties Trust ..............................         34,264        1,438,403
   Cresent Real Estate Equities Co.* ......................         32,720          648,510
   Health Care Property Investors, Inc. ...................          6,379          163,047
   iStar Financial, Inc. ..................................         13,256          472,576
   Lexington Corp. Properties Trust (a) ...................         16,825          358,373
   U.S. Restaurant Properties Master ......................         44,019          643,558
                                                                               ------------
                                                                                  9,791,030
                                                                               ------------
RESTAURANTS -- 0.9%
   Darden Restaurants, Inc. ...............................         43,376        1,686,459
   McDonald's Corp. .......................................         57,576        1,941,463
                                                                               ------------
                                                                                  3,627,922
                                                                               ------------
RETAIL & MERCHANDISING -- 3.8%
   American Eagle Outfitters, Inc. ........................          5,731          131,698
   Barnes & Noble, Inc.*  .................................         52,502        2,240,260
   Charming Shoppes, Inc.*(a) .............................         36,166          477,391
   Federated Department Stores, Inc. ......................        101,235        6,714,918
   Longs Drug Stores Corp. ................................          2,817          102,511
   Payless Shoesource, Inc.* ..............................         33,909          851,116

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B80

         --------------------------------------------------------------
           AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)
         --------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                  VALUE
                                                                   SHARES        (NOTE 2)
                                                                 ----------   -------------
COMMON STOCKS (CONTINUED)

RETAIL & MERCHANDISING (CONT'D.)
   SUPERVALU, Inc. ........................................        139,811     $  4,541,061
                                                                               ------------
                                                                                 15,058,955
                                                                               ------------
SEMICONDUCTORS -- 3.8%
   Intel Corp.(a) .........................................        600,571       14,990,252
   Texas Instruments, Inc. ................................          3,548          113,785
                                                                               ------------
                                                                                 15,104,037
                                                                               ------------
TELECOMMUNICATIONS -- 3.2%
   ALLTEL Corp.(a) ........................................         12,767          805,598
   AT&T, Inc. .............................................        210,965        5,166,533
   Motorola, Inc. .........................................         41,579          939,270
   Sprint Corp. ...........................................         59,510        1,390,153
   Verizon Communications, Inc. ...........................        139,787        4,210,384
                                                                               ------------
                                                                                 12,511,938
                                                                               ------------
TRANSPORTATION -- 1.1%
   FedEx Corp. ............................................         10,002        1,034,107
   United Parcel Service, Inc.(Class "B" Stock) ...........         41,600        3,126,240
                                                                               ------------
                                                                                  4,160,347
                                                                               ------------
UTILITIES -- 4.2%
   Ameren Corp. ...........................................          8,074          413,712
   Edison International* ..................................         46,423        2,024,507
   FirstEnergy Corp. ......................................         23,904        1,171,057
   PG&E Corp. .............................................        273,210       10,141,555
   Pinnacle West Capital Corp. ............................         32,020        1,324,027
   UGI Corp. ..............................................         75,199        1,549,099
                                                                               ------------
                                                                                 16,623,957
                                                                               ------------
TOTAL COMMON STOCKS
   (cost $367,746,711) ....................................                     389,688,908
                                                                               ------------

WARRANT

                                                                    UNITS
                                                                -----------
TELECOMMUNICATIONS
   Lucent Technologies, Inc.,
   expiring on 12/10/07
   (cost $2,535) *                                              2                     1,410
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $367,749,246) ....................................                     389,690,318
                                                                               ------------
SHORT-TERM INVESTMENTS -- 15.0%
MONEY MARKET MUTUAL FUND -- 14.4%

                                                                  SHARES
                                                                ----------
Dryden Core Investment Fund -
   Taxable Money Market Series
   (cost $56,807,703; includes
   $56,769,042 of cash collateral
   for securities on loan)(b)(w)
   (Note 4) ...............................................     56,807,703       56,807,703
                                                                               ------------

                                                                                  PRINCIPAL
                                          INTEREST           MATURITY              AMOUNT                VALUE
                                            RATE               DATE                 (000)               (NOTE 2)
                                          --------           ---------           ----------           ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.6%
Federal Home Loan Banks                     3.40%              01/03/06            $2,300               $  2,299,566
                                                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $59,107,269) ...........................................................................         59,107,269
                                                                                                        ------------
TOTAL INVESTMENTS -- 114.1%
   (cost $426,856,515; Note 6) ..................................................................        448,797,587
LIABILITIES IN EXCESS OF OTHER ASSETS(u) -- (14.1)% .............................................        (55,512,691)
                                                                                                        ------------
NET ASSETS -- 100.0% ............................................................................
                                                                                                        $393,284,896
                                                                                                        ------------

*     Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $54,427,030; cash collateral of $56,769,042 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(u) Liabilities in excess of other assets includes unrealized depreciation on futures contracts as follows:

 NUMBER                                                     VALUE AT                 VALUE AT
   OF                                EXPIRATION            DECEMBER 31,            SEPTEMBER 30,             UNREALIZED
CONTRACTS           TYPE               MONTH                  2005                     2005                 DEPRECIATION
---------          ------            ----------            ------------            -------------            ------------
LONG POSITION:
    7              S&P 500(1)        Mar 06                $2,212,875              $2,195,900               $(16,975)
                                                                                                            ========

(1) Cash of $112,000 has been segregated with the custodian to cover requirements for the above open futures contracts at December 31, 2005.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B81

         --------------------------------------------------------------
           AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)
         --------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

The industry classification of long-term portfolio holdings, short-term investments and liablilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Money Market Mutual Fund (including 14.4% of
  collateral received for securities on loan)                        14.4%
Oil & Gas                                                            11.0
Financial - Bank & Trust                                             10.9
Insurance                                                             7.9
Pharmaceuticals                                                       6.5
Consumer Products & Services                                          6.4
Financial Services                                                    5.3
Utilities                                                             4.2
Retail & Merchandising                                                3.8
Semiconductors                                                        3.8
Computer Hardware                                                     3.2
Medical Supplies & Equipment                                          3.2
Telecommunications                                                    3.2
Entertainment & Leisure                                               3.1
Computer Services & Software                                          2.5
Real Estate Investment Trust                                          2.5
Aerospace                                                             2.3
Chemicals                                                             1.9
Automobile Manufacturers                                              1.8
Metals & Mining                                                       1.8
Food                                                                  1.7
Internet Services                                                     1.7
Machinery & Equipment                                                 1.7
Electronic Components & Equipment                                     1.1
Transportation                                                        1.1
Paper & Forest Products                                               0.9
Restaurants                                                           0.9
Gas Utilities                                                         0.8
Automotive Parts                                                      0.7
Railroads                                                             0.7
Conglomerates                                                         0.5
Building Materials                                                    0.4
Commercial Services                                                   0.4
Healthcare Services                                                   0.3
Business Services                                                     0.2
Electric                                                              0.2
Printing & Publishing                                                 0.2
Airlines                                                              0.1
Containers & Packaging                                                0.1
Industrial Products                                                   0.1
Short-Term Investment                                                 0.6
                                                                    -----
                                                                    114.1
Liabilities in excess of other assets                               (14.1)
                                                                    -----
                                                                    100.0%
                                                                    =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B82

              -----------------------------------------------------
                AST ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                 VALUE
                                                                   SHARES       (NOTE 2)
                                                               ------------ ---------------
LONG-TERM INVESTMENTS -- 99.7%
COMMON STOCKS

AEROSPACE -- 2.8%
   United Technologies Corp. ..............................      1,408,400   $   78,743,644
                                                                             --------------
BROADCASTING -- 3.3%
   News Corp., Inc.(Class "A" Stock) ......................      4,886,100       75,978,855
   Westwood One, Inc. .....................................      1,025,000       16,707,500
                                                                             --------------
                                                                                 92,686,355
BUILDING MATERIALS -- 0.6%
   American Standard Cos., Inc. ...........................        450,000       17,977,500
                                                                             --------------
BUSINESS SERVICES -- 0.7%
   Fiserv, Inc. ...........................................        457,900       19,813,333
                                                                             --------------
CABLE TELEVISION -- 1.1%
   Comcast Corp.(Class "A" Stock)(a) ......................        716,700       18,605,532
   Comcast Corp.(Special Class "A" Stock) .................        491,500       12,626,635
                                                                             --------------
                                                                                 31,232,167
                                                                             --------------
CHEMICALS -- 3.3%
   Air Products & Chemicals, Inc. .........................      1,563,700       92,555,403
                                                                             --------------
COMPUTER HARDWARE -- 2.3%
   International Business Machines Corp. ..................        800,700       65,817,540
                                                                             --------------
COMPUTER SERVICES & SOFTWARE -- 6.5%
   EMC Corp. ..............................................      1,284,500       17,494,890
   McAfee, Inc. ...........................................        413,500       11,218,255
   Microsoft Corp. ........................................      3,945,600      103,177,440
   Oracle Corp. ...........................................      4,001,200       48,854,652
                                                                             --------------
                                                                                180,745,237
                                                                             --------------
CONGLOMERATES -- 1.9%
   Altria Group, Inc. .....................................        724,000       54,097,280
                                                                             --------------
CONSTRUCTION -- 0.1%
   Building Material Holding Corp.(a) .....................         54,600        3,724,266
                                                                             --------------
CONSUMER PRODUCTS & SERVICES -- 5.1%
   Colgate-Palmolive Co.(a) ...............................        352,600       19,340,110
   Fortune Brands, Inc. ...................................        491,000       38,307,820
   Loews Corp.-Carolina Group (a) .........................        644,500       28,351,555
   Procter & Gamble Co. ...................................        675,000       39,069,000
   Reynolds America, Inc.(a) ..............................        173,000       16,492,090
                                                                             --------------
                                                                                141,560,575
                                                                             --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.5%
   Emerson Electric Co. ...................................        600,000       44,820,000
   General Electric Co. ...................................      3,124,100      109,499,705
                                                                             --------------
                                                                                154,319,705
                                                                             --------------
ENTERTAINMENT & LEISURE -- 7.2%
   Carnival Corp.(a) ......................................        435,000       23,259,450
   Time Warner, Inc.(a) ...................................      5,683,000       99,111,520
   Viacom, Inc.(Class "B" Stock) ..........................      2,401,300       78,282,380
                                                                             --------------
                                                                                200,653,350
                                                                             --------------
FINANCIAL - BANK & TRUST -- 4.8%
   Bank of America Corp.(a) ...............................      1,438,100       66,368,315
   Bank of New York Co., Inc.(The) ........................        399,500       12,724,075
   Northern Trust Corp. ...................................        581,120       30,113,638
   Wachovia Corp. .........................................        459,300       24,278,598
                                                                             --------------
                                                                                133,484,626
                                                                             --------------
FINANCIAL SERVICES -- 13.8%
   Citigroup, Inc. ........................................      2,420,200      117,452,306
   Fannie Mae .............................................      2,375,300      115,938,393
   Goldman Sachs Group, Inc. ..............................        167,500       21,391,425
   JP Morgan Chase & Co. ..................................      2,721,900      108,032,211
   Merrill Lynch & Co., Inc. ..............................        338,600       22,933,378
                                                                             --------------
                                                                                385,747,713
                                                                             --------------
HEALTHCARE SERVICES -- 0.7%
   Health Management Associates, Inc. (Class "A" Stock) ...       891,500        19,577,340
                                                                             --------------
INDUSTRIAL PRODUCTS -- 0.7%
   Illinois Tool Works, Inc. ..............................        235,000       20,677,650
                                                                             --------------
INSURANCE -- 11.8%
   ACE Ltd.(Cayman Islands) ...............................      1,135,300       60,670,432
   American International Group, Inc. .....................      1,925,000      131,342,750
   Axis Capital Holdings Ltd.(Bermuda) ....................      1,498,100       46,860,568
   MetLife, Inc.(a) .......................................        177,100        8,677,900
   WellPoint, Inc. ........................................      1,048,900       83,691,731
                                                                             --------------
                                                                                331,243,381
                                                                             --------------
INTERNET SERVICES -- 0.4%
   Juniper Networks, Inc.(a) ..............................        515,200       11,488,960
                                                                             --------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.6%
   Boston Scientific Corp.(a) .............................      1,807,300       44,260,777
   Zimmer Holdings, Inc. ..................................         17,700        1,193,688
                                                                             --------------
                                                                                 45,454,465
                                                                             --------------
OIL & GAS -- 9.9%
   Apache Corp. ...........................................        141,000        9,661,320
   Baker Hughes, Inc. .....................................        360,400       21,905,112
   ChevronTexaco Corp. ....................................      1,050,900       59,659,593
   ConocoPhillips .........................................        694,300       40,394,374
   Exxon Mobil Corp. ......................................      1,044,100       58,647,097
   Marathon Oil Corp. .....................................        184,000       11,218,480
   Nabors Industries Ltd.(Bermuda)(a)......................        544,200       41,223,150
   Noble Energy, Inc.(a) ..................................        884,696       35,653,249
                                                                             --------------
                                                                                278,362,375
                                                                             --------------
PHARMACEUTICALS -- 2.5%
   Forest Laboratories, Inc. ..............................        638,800       25,986,384
   Lilly, (Eli) & Co.(a) ..................................        400,000       22,636,000
   Pfizer, Inc. ...........................................        878,600       20,488,952
                                                                             --------------
                                                                                 69,111,336
                                                                             --------------
Railroads -- 1.6%
   Union Pacific Corp. ....................................        542,100       43,644,471
                                                                             --------------
Restaurants -- 0.8%
   McDonald's Corp. .......................................        700,000       23,604,000
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B83

        -----------------------------------------------------------------
          AST ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO (CONTINUED)
        -----------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                 VALUE
                                                                   SHARES       (NOTE 2)
                                                               ------------ ---------------
COMMON STOCKS (CONTINUED)

RETAIL & MERCHANDISING -- 3.8%
   Home Depot, Inc. .......................................      2,438,300   $   98,702,384
   Lowe's Cos., Inc. ......................................        100,000        6,666,000
                                                                             --------------
                                                                                105,368,384
                                                                             --------------
SEMICONDUCTORS -- 0.7%
   Texas Instruments, Inc. ................................        600,000       19,242,000
                                                                             --------------
TELECOMMUNICATIONS -- 3.3%
   AT&T, Inc. .............................................      2,125,000       52,041,250
   BellSouth Corp.(a) .....................................      1,000,000       27,100,000
   Verizon Communications, Inc. ...........................        440,100       13,255,812
                                                                             --------------
                                                                                 92,397,062
                                                                             --------------
TRANSPORTATION -- 1.9%
   United Parcel Service, Inc.(Class "B" Stock) ...........        711,300       53,454,195
                                                                             --------------
UTILITIES -- 1.0%
   FirstEnergy Corp. ......................................        500,000       24,495,000
   Sempra Energy ..........................................         75,000        3,363,000
                                                                             --------------
                                                                                 27,858,000
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
     (cost $2,601,515,370) ................................                   2,794,642,313
                                                                             --------------
SHORT-TERM INVESTMENT -- 6.0%
MONEY MARKET MUTUAL FUND
   Dryden Core Investment Fund -
      Taxable Money Market Series
      (cost $168,588,832; includes
      $168,546,946 of cash collateral
      for securities on loan)(b)(w)
      (Note 4) ............................................    168,588,832      168,588,832
                                                                             --------------
TOTAL INVESTMENTS -- 105.7%
     (cost $2,770,104,202; Note 6) ........................                   2,963,231,145
LIABILITIES IN EXCESS OF OTHER ASSETS -- (5.7)% ...........                    (160,481,582)
                                                                             --------------
NET ASSETS -- 100.0% ......................................                  $2,802,749,563
                                                                             ==============

(a) All or a portion of security is on loan. The aggregate market value of such securities is $161,928,175; cash collateral of $168,546,946 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.


The industry classification of long-term portfolio holdings, short-term investments and liablilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Financial Services                                                   13.8%
Insurance                                                            11.8
Oil & Gas                                                             9.9
Entertainment & Leisure                                               7.2
Computer Services & Software                                          6.5
Money Market Mutual Fund (including 6.0% of
  collateral received for securities on loan)                         6.0
Electronic Components & Equipment                                     5.5
Consumer Products & Services                                          5.1
Financial - Bank & Trust                                              4.8
Retail & Merchandising                                                3.8
Broadcasting                                                          3.3
Chemicals                                                             3.3
Telecommunications                                                    3.3
Aerospace                                                             2.8
Pharmaceuticals                                                       2.5
Computer Hardware                                                     2.3
Conglomerates                                                         1.9
Transportation                                                        1.9
Medical Supplies & Equipment                                          1.6
Railroads                                                             1.6
Cable Television                                                      1.1
Utilities                                                             1.0
Restaurants                                                           0.8
Business Services                                                     0.7
Healthcare Services                                                   0.7
Industrial Products                                                   0.7
Semiconductors                                                        0.7
Building Materials                                                    0.6
Internet Services                                                     0.4
Construction                                                          0.1
                                                                    -----
                                                                    105.7
Liabilities in excess of other assets                                (5.7)
                                                                    -----
                                                                    100.0%
                                                                    =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B84

                        ---------------------------------
                         AST GLOBAL ALLOCATION PORTFOLIO
                        ---------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                  VALUE
                                                                   SHARES        (NOTE 2)
                                                                -----------    ------------
LONG-TERM INVESTMENTS -- 94.8%

Affiliated Registered Investment Companies
   AST AllianceBernstein Growth & Income Portfolio ........        518,146      $10,471,741
   AST AllianceBernstein Core Value Portfolio .............        553,681        6,893,327
   AST Federated Aggressive Growth Portfolio ..............         98,988        1,035,416
   AST Goldman Sachs High Yield Bond Portfolio ............        736,720        6,107,407
   AST Goldman Sachs Small-Cap Value Portfolio ............        110,092        2,040,009
   AST Large-CapValue Portfolio ...........................      1,306,461       22,954,513
   AST LSV International Value Portfolio ..................        961,155       14,340,440
   AST Marsico Capital Growth Portfolio ...................      1,218,558       23,250,092
   AST PIMCO Total Return Bond Portfolio ..................      5,050,920       57,833,031
   AST Small-Cap Growth Portfolio * .......................         71,705        1,023,950
   AST T. Rowe Price Global Bond Portfolio ................        547,458        6,120,577
   AST T. Rowe Price Large-Cap Growth Portfolio* ..........      1,953,777       20,084,827
   AST T. Rowe Price Natural Resources Portfolio ..........        110,576        3,046,362
   AST William Blair International Growth Portfolio .......      1,195,732       16,560,889
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS
     (cost $179,918,087) ..................................                     191,762,581
                                                                               ------------
SHORT-TERM INVESTMENT -- 5.1%
MONEY MARKET MUTUAL FUND
   Dryden Core Investment Fund -
      Taxable Money Market Series
      (cost $10,194,164) ..................................     10,194,164       10,194,164
                                                                               ------------
TOTAL INVESTMENTS (w) -- 99.9%
     (cost $190,112,251; Note 6) ..........................                     201,956,745
OTHER ASSETS IN EXCESS
     OF LIABILITIES -- 0.1%  ..............................                          274,682
                                                                               ------------
NET ASSETS -- 100.0% ......................................                     $202,231,427
                                                                               ============

*     Non-income producing security.

(w) Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the underlying portfolios in which the Portfolio invests.

The investment allocation portfolio holdings and other assets inexcess of liabilities shown as a percentage of net assets as of December 31, 2005 was as follows:

INDUSTRY
--------
INVESTMENT TYPE
CoreBonds                                                            28.6%
Large-Cap Growth                                                     21.4
Large-Cap Value                                                      20.0
International Growth                                                  8.2
International Value                                                   7.1
Global Bonds                                                          3.0
High Yield Bonds                                                      3.0
Sector                                                                1.5
Small Cap Growth                                                      1.0
Small-Cap Value                                                       1.0
Cash                                                                  5.1
                                                                    -----
                                                                     99.9
Otherassetsinexcessofliabilities                                      0.1
                                                                    -----
                                                                    100.0%
                                                                    =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B85

              -----------------------------------------------------
                AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                   SHARES         (NOTE 2)
                                                                 ----------    -------------
LONG-TERM INVESTMENTS -- 105.1%
COMMON STOCKS -- 60.6%

AEROSPACE -- 0.4%
   Boeing Co.* ............................................          1,170     $     82,181
   Lockheed Martin Corp. ..................................         12,678          806,701
                                                                               ------------
                                                                                    888,882
                                                                               ------------
AIRLINES -- 0.1%
   Southwest Airlines Co. .................................          7,492          123,094
                                                                               ------------
AUTOMOBILE MANUFACTURERS -- 1.3%
   Cummins, Inc. ..........................................         17,802        1,597,373
   Ford Motor Co. .........................................         77,144          595,552
   Navistar International Corp.* ..........................         14,723          421,372
                                                                               ------------
                                                                                  2,614,297
                                                                               ------------
AUTOMOTIVE PARTS -- 1.0%
   Goodyear Tire & Rubber Co.
      (The) *(a) ..........................................         63,011        1,095,131
   Modine Manufacturing Co. ...............................          2,442           79,585
   TRW Automotive Holdings Corp.*(a)                                31,105          819,617
                                                                               ------------
                                                                                  1,994,333
                                                                               ------------
BEVERAGES -- 2.5%
   Brown-Forman Corp.(Class "B" Stock) ....................          8,766          607,659
   Coca-Cola Co. ..........................................         44,935        1,811,330
   Coca-Cola Enterprises, Inc. ............................         12,175          233,395
   Constellation Brands, Inc. (Class "A" Stock)(a) ........          4,861          127,504
   Molson Coors Brewing Co. (Class "B" Stock) .............            321           21,504
   Pepsi Bottling Group, Inc. .............................         39,730        1,136,675
   PepsiAmericas, Inc. ....................................         33,082          769,487
   PepsiCo, Inc. ..........................................          6,926          409,188
                                                                               ------------
                                                                                  5,116,742
                                                                               ------------
BIOTECHNOLOGY -- 1.2%
   Amgen, Inc.* ...........................................         30,113        2,374,711
                                                                               ------------
BUILDING MATERIALS -- 0.2%
   Lowe's Cos., Inc. ......................................          1,710          113,989
   USG Corp.* .............................................          5,251          341,315
                                                                               ------------
                                                                                    455,304
                                                                               ------------
BUSINESS SERVICES -- 0.6%
   Accenture Ltd.(Class "A" Stock) * ......................         17,585          507,679
   Harland, (John H.) Co. .................................         19,545          734,892
                                                                               ------------
                                                                                  1,242,571
                                                                               ------------
CHEMICALS -- 0.8%
   FMC Corp. ..............................................          3,245          172,537
   Lyondell Chemical Co. ..................................         61,279        1,459,666
   UAP Holding Corp. ......................................          3,506           71,592
                                                                               ------------
                                                                                  1,703,795
                                                                               ------------
COMMERCIAL SERVICES -- 0.3%
   Moody's Corp. ..........................................         10,508          645,401
   PHH Corp.* .............................................            484           13,562
                                                                               ------------
                                                                                    658,963
                                                                               ------------
COMPUTER HARDWARE -- 2.4%
   Apple Computer, Inc.* ..................................         24,441        1,757,063
   Dell, Inc.*(a) .........................................         15,234          456,868
   Hewlett-Packard Co. ....................................         41,002        1,173,887
   International Business Machines Corp. ..................         18,198        1,495,876
                                                                               ------------
                                                                                  4,883,694
                                                                               ------------
COMPUTER SERVICES & SOFTWARE -- 0.7%
   Autodesk, Inc. .........................................          7,226          310,357
   Cadence Design Systems, Inc.* ..........................          6,468          109,439
   Computer Sciences Corp.* ...............................          2,483          125,739
   Global Payments, Inc. ..................................          8,432          393,015
   Intergraph Corp. .......................................          9,199          458,202
                                                                               ------------
                                                                                  1,396,752
                                                                               ------------
CONGLOMERATES -- 0.2%
   Danaher Corp. ..........................................          1,757           98,006
   Teleflex, Inc. .........................................          4,628          300,727
                                                                               ------------
                                                                                    398,733
                                                                               ------------
CONSUMER PRODUCTS & SERVICES -- 2.3%
   Black & Decker Corp. ...................................         19,769        1,719,112
   Johnson & Johnson ......................................         47,504        2,854,991
   Kimberly-Clark Corp. ...................................          1,556           92,815
   Weight Watchers International, Inc. ....................            921           45,525
                                                                               ------------
                                                                                  4,712,443
                                                                               ------------
CONSUMER STAPLES - HOME PRODUCTS -- 0.3%
   Colgate-Palmolive Co. ..................................         10,494          575,596
                                                                               ------------
CONTAINERS & PACKAGING -- 0.4%
   Greif, Inc.(Class "A" Stock) ...........................          5,264          348,898
   Silgan Holdings, Inc. ..................................         14,630          528,435
                                                                               ------------
                                                                                    877,333
                                                                               ------------
DIVERSIFIED OPERATIONS -- 0.1%
   Seaboard Corp. .........................................            189          285,579
                                                                               ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.7% ..................
   Arrow Electronics, Inc.* ...............................         36,438        1,167,109
   Jabil Circuit, Inc.* ...................................            637           23,626
   National Semiconductor Corp. ...........................         10,655          276,817
                                                                               ------------
                                                                                  1,467,552
                                                                               ------------
 ENTERTAINMENT & LEISURE -- 3.1%
   Disney, (Walt) Co. .....................................         67,759        1,624,183
   DreamWorks Animation SKG, Inc. (Class "A" Stock)* ......         18,767          460,918
   Harley-Davidson, Inc.(a)  ..............................          2,074          106,790
   Royal Caribbean Cruises Ltd. ...........................          9,126          411,218
   Time Warner, Inc.* .....................................         91,166        1,589,935
   Viacom, Inc.(Class "B" Stock) ..........................         68,947        2,247,672
                                                                               ------------
                                                                                  6,440,716
                                                                               ------------
 ENVIRONMENTAL SERVICES -- 0.1%
   Republic Services, Inc. ................................          3,912          146,896
                                                                               ------------
FINANCIAL - BANK & TRUST -- 4.7%
   Bank of America Corp.(a) ...............................         60,458        2,790,137

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B86

        ----------------------------------------------------------------
          AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)
        ----------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                   SHARES         (NOTE 2)
                                                                 ----------    -------------
COMMON STOCKS (CONTINUED)

FINANCIAL - BANK & TRUST (CONTI'D.)
   Comerica, Inc. .........................................         12,618          716,198
   Corus Bankshares, Inc.(a) ..............................          7,908          444,983
   Downey Financial Corp. .................................         13,842          946,655
   Fremont General Corp. ..................................          6,710          155,873
   Golden West Financial Corp. ............................         13,468          888,888
   Northern Trust Corp. ...................................         16,243          841,712
   Wachovia Corp. .........................................         11,814          624,488
   Wells Fargo & Co. ......................................         35,734        2,245,167
                                                                               ------------
                                                                                  9,654,101
                                                                               ------------
FINANCIAL SERVICES -- 4.2%
   American Express Co. ...................................         49,221        2,532,913
   Capital One Financial Corp. ............................         25,224        2,179,354
   CompuCredit Corp.*(a) ..................................          4,657          179,201
   Federated Investors, Inc. (Class "B" Stock) ............         34,719        1,285,992
   Morgan Stanley Dean Witter & Co. .......................         17,973        1,019,788
   Raymond James Financial, Inc. ..........................          1,547           58,275
   Washington Mutual, Inc. ................................         18,723          814,451
   WFS Financial, Inc.* ...................................          6,528          497,107
                                                                               ------------
                                                                                  8,567,081
                                                                               ------------
FOOD -- 1.5%
   Archer-Daniels-Midland Co. .............................         10,970          270,520
   Chiquita Brands International, Inc.* ...................          8,173          163,542
   Kroger Co.(The)* .......................................         54,436        1,027,752
   Pilgrim's Pride Corp. ..................................         49,065        1,626,995
                                                                               ------------
                                                                                  3,088,809
                                                                               ------------
HEALTH CARE SERVICES -- 0.9%
   Sierra Health Services, Inc.* ..........................          3,578          286,097
   UnitedHealth Group, Inc. ...............................         25,435        1,580,531
                                                                               ------------
                                                                                  1,866,628
                                                                               ------------
INDUSTRIAL PRODUCTS -- 0.1%
   Quanex Corp. ...........................................          4,098          204,777
                                                                               ------------
INSURANCE -- 4.0%
   ACE Ltd. ...............................................          2,467          131,836
   Berkley, (W.R.) Corp. ..................................         40,303        1,919,229
   Chubb Corp. ............................................         10,020          978,453
   Endurance Specialty Holdings Ltd. (Bermuda) ............         35,924        1,287,875
   First American Corp. ...................................         39,293        1,779,973
   Loews Corp.* ...........................................         13,816        1,310,448
   MetLife, Inc. ..........................................          4,292          210,308
   Nationwide Financial Services, Inc. (Class "A" Stock) ..            702           30,888
   Selective Insurance Group, Inc. ........................          2,779          147,565
   Zenith National Insurance Corp. ........................          9,874          455,389
                                                                               ------------
                                                                                  8,251,964
                                                                               ------------
MACHINERY & EQUIPMENT -- 0.2%
   JLG Industries, Inc. ...................................          9,912          452,582
                                                                               ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.1%
   Applera Corp.- Applied Biosystems Group ................          7,991          212,241
   Baxter International, Inc. .............................          1,253           47,175
   Becton, Dickinson & Co. ................................         26,590        1,597,527
   Kinetic Concepts, Inc.* ................................          6,405          254,663
   McKesson Corp. .........................................         42,227        2,178,491
                                                                               ------------
                                                                                  4,290,097
                                                                               ------------
METALS & MINING -- 1.7%
   Freeport-McMoRan Copper & Gold, Inc.(Class "B" Stock) ..         31,517        1,695,615
   Nucor Corp. ............................................          7,082          472,511
   Phelps Dodge Corp. .....................................          8,823        1,269,365
   Reliance Steel & Aluminum Co.* .........................            942           57,575
                                                                               ------------
                                                                                  3,495,066
                                                                               ------------
OFFICE EQUIPMENT
   Herman Miller, Inc. ....................................          2,086           58,804
                                                                               ------------
OIL & GAS -- 6.0%
   ChevronTexaco Corp. ....................................         20,553        1,166,794
   ConocoPhillips .........................................          6,195          360,425
   Exxon Mobil Corp. ......................................         89,785        5,043,223
   Holly Corp. ............................................          1,488           87,599
   Kerr-McGee Corp. .......................................          4,371          397,149
   Marathon Oil Corp. .....................................         22,417        1,366,765
   Pride International, Inc. ..............................         32,944        1,013,028
   Sunoco, Inc. ...........................................         25,793        2,021,655
   Tesoro Corp.* ..........................................            896           55,149
   Valero Energy Corp. ....................................         13,454          694,226
   Veritas DGC, Inc. ......................................            670           23,778
                                                                               ------------
                                                                                 12,229,791
                                                                               ------------
PHARMACEUTICALS -- 3.7%
   Alkermes, Inc.* ........................................         10,509          200,932
   Alpharma, Inc.(Class "A" Stock) ........................         10,681          304,515
   AmerisourceBergen Corp. ................................         44,602        1,846,523
   Cardinal Health, Inc. ..................................         28,720        1,974,500
   Express Scripts, Inc. ..................................          1,817          152,265
   Gilead Sciences, Inc.* .................................          3,373          177,521
   Hospira, Inc. ..........................................         45,131        1,930,704
   King Pharmaceuticals, Inc.* ............................         58,731          993,728
                                                                               ------------
                                                                                  7,580,688
                                                                               ------------
PRINTING & PUBLISHING -- 0.3%
   Dex Media, Inc. ........................................         11,359          307,715
   Scholastic Corp.* ......................................          2,797           79,742
   Wiley, (John) & Sons, Inc. .............................          5,339          208,435
                                                                               ------------
                                                                                    595,892
                                                                               ------------
RAILROADS -- 0.1%
   Burlington Northern Santa Fe Corp. .....................            325           23,016
   Union Pacific Corp. ....................................          2,152          173,258
                                                                               ------------
                                                                                    196,274
                                                                               ------------
REAL ESTATE INVESTMENT TRUST -- 0.5%
   CBL & Associates Properties, Inc. ......................         24,611          972,381
                                                                               ------------
RESTAURANTS -- 0.9%
   Darden Restaurants, Inc. ...............................         29,965        1,165,039
   Domino's Pizza, Inc. ...................................          4,848          117,322
   Yum! Brands, Inc. ......................................         11,414          535,088
                                                                               ------------
                                                                                  1,817,449
                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B87

        ----------------------------------------------------------------
          AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)
        ----------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                   SHARES         (NOTE 2)
                                                                 ----------    -------------
COMMON STOCKS (CONTINUED)

RETAIL & MERCHANDISING -- 2.8%
   American Eagle Outiftters, Inc. ........................            116     $      2,666
   Barnes & Noble, Inc.* ..................................         24,268        1,035,516
   Charming Shoppes, Inc.* ................................         13,777          181,856
   Children's Place Retail Stores, Inc. (The)* ............          4,012          198,273
   Dollar Tree Stores, Inc.* ..............................         12,611          301,907
   Dress Barn, Inc.* ......................................            922           35,599
   Federated Department Stores, Inc. ......................          8,166          541,651
   Home Depot, Inc. .......................................         27,092        1,096,684
   Longs Drug Stores Corp. ................................         17,782          647,087
   Payless Shoesource, Inc.* ..............................         21,637          543,089
   Penney, (J.C.) Co., Inc. ...............................         17,909          995,740
   SUPERVALU, Inc. ........................................          3,182          103,351
                                                                               ------------
                                                                                  5,683,419
                                                                               ------------
SEMI-CONDUCTOR & SEMI-CONDUCTOR INSTRUMENTS -- 2.5%
   Emulex Corp.* ..........................................          2,165           42,845
   Intel Corp. ............................................        123,471        3,081,836
   Texas Instruments, Inc. ................................         65,712        2,107,384
                                                                               ------------
                                                                                  5,232,065
                                                                               ------------
SOFTWARE -- 0.5%
   BMC Software, Inc.* ....................................          2,612           53,520
   Intuit, Inc.* ..........................................          3,283          174,984
   Microsoft Corp. ........................................         18,957          495,725
   Oracle Corp.* ..........................................         34,017          415,348
                                                                               ------------
                                                                                  1,139,577
                                                                               ------------
TELECOMMUNICATIONS -- 1.8%
   AT&T, Inc. .............................................         20,687          506,625
   BellSouth Corp. ........................................         14,974          405,795
   CenturyTel, Inc. .......................................          1,020           33,823
   Cisco Systems, Inc.* ...................................         22,778          389,959
   Harris Corp. ...........................................          1,998           85,934
   Motorola, Inc. .........................................         14,184          320,417
   Sprint Corp. ...........................................         46,673        1,090,281
   Verizon Communications, Inc. ...........................         23,988          722,519
   West Corp.* ............................................          1,519           64,026
                                                                               ------------
                                                                                  3,619,379
                                                                               ------------
TRANSPORTATION -- 0.3%
   FedEx Corp. ............................................          1,015          104,941
   United Parcel Service, Inc. (Class "B" Stock) ..........          8,225          618,109
                                                                               ------------
                                                                                    723,050
                                                                               ------------
UTILITIES -- 3.1%
   AES Corp.* .............................................         44,512          704,625
   Edison International * .................................         28,135        1,226,967
   McDermott International, Inc. ..........................          4,690          209,221
   PG&E Corp. .............................................         41,097        1,525,521
   TXU Corp. ..............................................         40,768        2,046,146
   UGI Corp. ..............................................         32,089          661,033
                                                                               ------------
                                                                                  6,373,513
                                                                               ------------
TOTAL COMMON STOCKS
   (cost $113,513,550) ....................................                     124,451,373
                                                                               ------------

                                                                                MOODY'S       PRINCIPAL
                                          INTEREST          MATURITY            RATING          AMOUNT         VALUE
                                            RATE              DATE            (UNAUDITED)       (000)         (NOTE 2)
                                          --------     -------------------    -----------     ---------     ------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES -- 22.6%
FEDERAL HOME LOAN BANK -- 3.5%
Federal Home Loan Bank
                                          3.40%            01/03/06                           $7,125        $ 7,123,654
                                                                                                            -----------
FEDERAL HOME LOAN MORTGAGE CORP.-- 6.4%
Federal Home Loan Mortgage Corp.
                                          4.25%             02/28/07                           1,000            994,118
                                          4.50%        03/15/14 - 01/01/19                     3,515          3,468,288
                                          4.75%             10/17/08                           1,000            993,765
                                          4.90%             11/03/08                           2,820          2,810,319
                                          5.00%             01/15/19                           1,900          1,880,407
                                          5.50%             12/01/33                             519            515,519
                                          6.50%             06/01/16                             238            244,368
                                          7.00%        03/15/10 - 08/01/29                     2,049          2,212,285
                                                                                                            -----------
                                                                                                             13,119,069
                                                                                                            -----------
FEDERAL NATIONAL MORTGAGE ASSOC.-- 12.5%
Federal National Mortgage Assoc.
                                          4.50%             05/01/19                             867            842,985
                                          5.00%        01/15/19 - 08/01/34                     4,385          4,279,145
                                          5.25%             04/15/07                           3,850          3,872,526
                                          5.50%        12/01/16 - 01/01/34                     7,112          7,065,962
                                          6.00%        12/01/13 - 09/25/32                     6,168          6,227,293
                                         6.125%             03/15/12                           1,000          1,070,130
                                          6.50%        01/01/32 - 12/15/35                       832            853,100
                                         6.625%             11/15/30                             675            832,297
                                          7.00%        05/01/11 - 06/01/32                       572            595,252
                                          7.50%        03/01/27 - 09/01/30                        96            100,342
                                                                                                            -----------
                                                                                                             25,739,032
                                                                                                            -----------
GOVERNMENT NATIONAL MORTGAGE ASSOC.-- 0.2%
Government National Mortgage Assoc.
                                          6.00%        04/15/28 - 05/15/28                        70             72,034
                                          6.50%        03/15/28 - 04/15/28                        51             53,654
                                          7.00%        12/15/27 - 05/15/31                       149            156,533
                                          7.50%             05/15/30                              50             52,141
                                          8.00%             03/15/27                              10             11,189
                                          8.75%             04/15/27                               5              5,054
                                                                                                            -----------
                                                                                                                350,605
                                                                                                            -----------
TOTAL U.S. GOVERNMENT AGENCY
    MORTGAGE-BACKED SECURITIES
    (cost $46,485,143) .............................................................................         46,332,360
                                                                                                            -----------
CORPORATE BONDS -- 9.3%
BEVERAGES -- 0.1%
Miller Brewing Co., Notes 144A(g)
                                          4.25%             08/15/08            Baa1          300               294,417
                                                                                                            -----------
BROADCASTING -- 0.3%
Cox Communications, Inc., Notes
                                         4.625%             01/15/10            Baa3          395               382,381
News America Holdings Co., Gtd. Notes
                                          7.75%             01/20/24            Baa3          150               169,102
                                                                                                            -----------
                                                                                                                551,483
                                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B88

        -----------------------------------------------------------------
          AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)
        -----------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                     MOODY'S        PRINCIPAL
                                          INTEREST    MATURITY       RATING          AMOUNT         VALUE
                                            RATE        DATE       (UNAUDITED)       (000)         (NOTE 2)
                                          --------    --------     -----------      ---------     ------------
CORPORATE BONDS (CONTINUED)
CABLE TELEVISION -- 0.3%
Comcast Corp., Gtd. Notes
                                          5.50%       03/15/11          Baa2          $  600        $   603,254
                                                                                                    -----------
COMMERCIAL SERVICES -- 0.1%
D.R. Horton, Inc., Sr. Notes
                                         7.875%       08/15/11          Ba1              210            228,734
                                                                                                    -----------
COMPUTER SERVICES & SOFTWARE -- 0.1%
Computer Associates International, Inc.,
   Sr. Notes 144A(g)
                                          4.75%       12/01/09          Ba1              260            253,531
                                                                                                    -----------
CONSTRUCTION -- 0.1%
KB Home & Broad Home Corp., Notes
                                         6.375%       08/15/11          Ba1              160            160,120
                                                                                                    -----------
CONSUMER PRODUCTS & SERVICES -- 0.3%
General Electric Co., Notes
                                          5.00%       02/01/13          Aaa              580            579,698
                                                                                                    -----------
ENERGY -- 0.1%
XTO Energy, Inc., Notes
                                          5.30%       06/30/15          Baa3             100             99,999
                                                                                                    -----------
ENTERTAINMENT & LEISURE -- 0.2%
Disney, (Walt) Co., Notes
                                          5.50%       12/29/06          Baa1             400            401,825
                                                                                                    -----------
ENVIRONMENTAL SERVICES -- 0.1%
Waste Management, Inc., Sr. Notes
                                          7.00%       07/15/28          Baa3             210            236,597
                                                                                                    -----------
FINANCIAL - BANK & TRUST -- 0.9%
Citigroup, Inc., Sub. Notes
                                          5.00%       09/15/14          A+(d)          1,108          1,090,665
General Electric Capital Corp., Notes
                                         6.125%       02/22/11            NR             190            199,890
HSBC Finance Corp., Sr. Notes
                                         4.625%       09/15/10            A1             170            166,503
PNC Bank NA, Sr. Sub. Notes
                                         4.875%       09/21/17            A2             200            191,628
Wells Fargo & Co., Sr. Unsec'd Notes
                                         4.625%       08/09/10            Aa1            270            266,637
                                                                                                    -----------
                                                                                                      1,915,323
                                                                                                    -----------
FINANCIAL - BROKERAGE -- 0.8%
Goldman Sachs Group, Inc., Notes
                                          5.25%       10/15/13           Aa3             500            499,880
Lehman Brothers Holdings, Notes
                                          5.00%       01/14/11            NR             220            219,544
Merrill Lynch & Co., Inc., Notes
                                          2.07%       06/12/06           Aa3             350            345,673
                                          4.25%       02/08/10           Aa3             200            194,545
Morgan Stanley, Notes
                                          4.00%       01/15/10           Aa3             100             96,193
                                          4.25%       05/15/10           Aa3             150            144,993
   Sr. Sub. Notes
                                          4.75%       04/01/14            A1             120            115,088
                                                                                                    -----------
                                                                                                      1,615,916
                                                                                                    -----------
FINANCIAL SERVICES -- 0.9%
American General Finance, Notes
                                          4.50%       11/15/07            A1             300            298,044
Bank of America Corp., Sr. Notes
                                         4.375%       12/01/10           Aa2             600            585,366
Ford Motor Credit Co., Notes
                                          6.50%       01/25/07            A3             130            125,771
                                         7.375%       10/28/09            A3             440            390,230
General Motors Acceptence Corp., Notes
                                         6.125%       08/28/07          Baa2             210            194,739
John Deere Capital Corp., Sr. Notes
                                          4.50%       08/25/08            A3             270            267,145
                                                                                                    -----------
                                                                                                      1,861,295
                                                                                                    -----------
FOOD -- 0.2%
Cadbury Schweppes US Finance LLC, Notes144A(g)
                                         3.875%       10/01/08          Baa2             190            184,513
Kroger Co., Gtd. Notes
                                          6.80%       04/01/11          Baa2             140            146,826
                                                                                                    -----------
                                                                                                        331,339
                                                                                                    -----------
INSURANCE -- 0.4%
Genworth Financial, Inc., Notes
                                          5.75%       06/15/14            A2             300            313,114
                                          4.95%       10/01/15            A2             120            117,157
Monumental Global Funding II, Notes 144A(g)
                                          3.85%       03/03/08           Aa3             350            342,475
                                                                                                    -----------
                                                                                                        772,746
                                                                                                    -----------
INTERNET SERVICES
IAC Interactive Corp., Notes
                                          7.00%       01/15/13          Baa3              50             51,444
                                                                                                    -----------
MEDICAL SUPPLIES & EQUIPMENT -- 0.4%
Beckman Coulter, Inc., Gtd. Notes
                                          7.45%       03/04/08          Baa3             400            419,268
Laboratory Corporation of America, Sr. Unsec'd Notes
                                         5.625%       12/15/15          Baa3             240            243,182
Schering-Plough Corp., Notes
                                          5.55%       12/01/13          Baa1             150            152,815
                                                                                                    -----------
                                                                                                        815,265
                                                                                                    -----------
METALS & MINING -- 0.1%
Alcan, Inc., Notes
                                          4.50%       05/15/13          Baa1             290            275,973
                                                                                                    -----------
MISCELLANEOUS -- 0.7%
Morgan Stanley Traded Custody Receipts
   Sub. Notes 144A(c)(f)(g)
                                         7.705%       03/01/32          Baa1             969          1,151,414
Quebec Province, Notes
                                          5.00%       07/17/09            A1             250            252,112
                                                                                                    -----------
                                                                                                      1,403,526
                                                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B89

       -----------------------------------------------------------------
         AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)
       -----------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                         MOODY'S         PRINCIPAL
INTEREST               MATURITY           RATING          AMOUNT                   VALUE
  RATE                   DATE          (UNAUDITED)        (000)                   (NOTE 2)
--------             ------------     -------------     -----------             ------------
CORPORATE BONDS (CONTINUED)
OIL & GAS -- 0.6%
Anadarko Petroleum Corp., Debs.
   7.95%            04/15/29               Baa1          $     250              $    317,015
Devon Energy Corp., Sr. Notes
   2.75%            08/01/06               Baa2                300                   295,933
Enterprise Products Operations, Sr. Notes
   4.95%            06/01/10               Baa3                360                   353,016
Nexen, Inc., Notes
   5.875%           03/10/35               Baa2                105                   103,249
Premcor Refining Group, Inc., Gtd. Notes
   6.75%            02/01/11               Baa3                 90                    95,331
                                                                                ------------
                                                                                   1,164,544
                                                                                ------------
RAILROADS -- 0.3%
Canadian National Railways Co., Bonds
   6.25%            08/01/34               Baa1                300                   333,797
Norfolk Southern Corp., Sr. Unsec'd. Notes
   5.64%            05/17/29               Baa1                240                   241,106
Norfolk Southern Corp., Bonds
   7.80%            05/15/27               Baa1                 10                    12,671
                                                                                ------------
                                                                                     587,574
                                                                                ------------
RESTAURANTS -- 0.4%
Yum! Brands, Inc., Sr. Notes
   8.875%           04/15/11               Baa3                650                   744,198
                                                                                ------------
RETAIL & MERCHANDISING -- 0.3%
May Department Stores Co., Notes
   4.80%            07/15/09               Baa2                500                   493,027
Safeway, Inc., Notes
   6.50%            03/01/11               Baa2                180                   186,392
                                                                                ------------
                                                                                     679,419
                                                                                ------------
TELECOMMUNICATIONS -- 0.8%
AT&T Broadband Corp., Gtd. Notes
   8.375%           03/15/13               Baa2                 48                    55,559
AT&T Corp., Sr. Notes
   9.05%            11/15/11               Ba1                 183                   202,549
Deutsche Telekom International Finance BV,
  Gtd. Notes (Netherlands)(l)
   8.50%            06/15/10               Baa1                180                   204,079
Deutsche Telekom International Finance,
  Gtd. Notes (Germany)(l)
   5.25%            07/22/13               Baa1                100                    99,468
France Telecom SA, Notes (France)(l)
   8.00%            03/01/11               Baa1                100                   111,694
Nextel Communications, Sr. Notes
   5.95%            03/15/14               Baa2                440                   442,305
Sprint Capital Corp., Gtd. Notes
   8.75%            03/15/32               Baa3                100                   132,708
Sprint Capital Corp., Notes
   8.375%           03/15/12               Baa3                240                   278,151
Telecom Italia Capital, Notes
   5.25%            10/01/15               Baa2                 80                    77,702
Telecom Italia Capital SA, Co., Gtd. Notes
   4.00%            01/15/10                NR                 140                   133,343
                                                                                ------------
                                                                                   1,737,558
                                                                                ------------
UTILITIES -- 0.8%
Carolina Power & Light, First Mortgage
   5.15%            04/01/15                A3                  50                    49,648
CenterPoint Energy Resources Corp., Debs.
   6.50%            02/01/08               Ba1                 350                   358,743
Dominion Resources, Inc., Notes
   4.75%            12/15/10               Baa1                140                   136,821
Dominion Resources, Inc., Notes
   4.125%           02/15/08               Baa1                300                   294,436
Nisource Finance Corp., Gtd. Notes
   5.25%            09/15/17               Baa3                120                   116,722
Pacific Gas & Electric Corp., First Mortgage
   6.05%            03/01/34               Baa1                150                   155,244
Tampa Electric Co., Notes
   6.375%           08/15/12               Baa2                300                   320,075
Vodafone Group PLC, Unsec'd. Notes
   5.00%            09/15/15                A2                 210                   204,542
                                                                                ------------
                                                                                   1,636,231
                                                                                ------------
TOTAL CORPORATE BONDS
     (cost $18,962,599) ............................                              19,002,009
                                                                                ------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.2%
Banc of America Commercial Mortgage, Inc.,
  Series 2004-1, Class XP (IO)
   Zero             11/10/39               Aaa               5,423                   126,548
Bank of America Large Loan,
  Series 2005- MIB1,Class A1 144A
   4.519%           08/15/07               Aaa               1,000                   999,506
Bank of America Mortgage Securities,
  Series 2004-F, Class 2A5
   4.157%           07/25/24               Aaa               2,000                 1,943,509
Bear Stearns Adjustable Rate Mortgage Trust,
  Series 2005-4, Class-4A2
   4.567%           08/25/35               Aaa               1,050                 1,023,725
Bear Stearns Commercial Mortgage Securities,
  Series 2004-T16, Class-X2 (IO)
   Zero             08/13/46              AAA(d)             7,500                   265,397
Citigroup Commercial Mortgage Trust,
  Series 2004-FL1, Class A1
   4.50%            07/15/18               Aaa                 331                   330,692
Commercial Mortgage Acceptance Corp.,
  Series 1998-C2, Class X (IO)
   Zero             09/15/30              AAA(d)             6,345                   201,368
GMAC Commercial Mortgage Securities, Inc.,
  Series 2002-C2, Class A1
   4.321%           10/15/38               Aaa                 328                   326,008
LB-UBS Commerical Mortgage Trust,
  Series 2003-C5, Class A2
   3.478%           07/15/27               Aaa                1,100                1,061,523
LB-UBS Commercial Mortgage Trust,
  Series 2004-C4, Class A2
   4.567%           06/15/29               Aaa                  700                  692,116

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B90

       -----------------------------------------------------------------
         AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)
       -----------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                         MOODY'S         PRINCIPAL
INTEREST               MATURITY           RATING          AMOUNT                   VALUE
  RATE                   DATE          (UNAUDITED)        (000)                   (NOTE 2)
--------             ------------     -------------     -----------             ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)

LB-UBS Commercial Mortgage Trust,
  Series 2005-C3, Class A3
   4.647%                 07/15/30         Aaa           $   1,000              $    974,332
Lehman Brothers Commercial Mortgage Trust,
  Series 2005-LLFA, Class A1 144A
   4.469%                 07/15/18         Aaa                 574                   573,510
Master Alternative Loans Trust,
  Series 2003-8, Class 4A1
   7.00%                  12/25/33        AAA(d)                82                    82,358
Washington Mutual, Series
  2004-AR4, Class A6
   3.806%                 06/25/34         Aaa                 850                   816,702
Washington Mutual,
  Series 2004-AR9, Class A7
   4.188%                 08/25/34         Aaa                 950                   930,477
Washington Mutual,
     Series 2005-AR11, Class A1C1
   4.394%                 07/25/45         Aaa                 433                   432,587
                                                                                ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
     (cost $10,975,275) ............................                              10,780,358
                                                                                ------------
U.S. TREASURY OBLIGATIONS -- 4.5%
U.S. Treasury Bonds
   4.25%                  11/15/10                             200                   201,078
   6.25%            08/15/23 - 05/15/30                      2,488                 3,042,167
   8.00%                  11/15/21                           1,000                 1,377,695
U.S. Treasury Notes
   4.25%                  10/15/10                           1,200                 1,193,719
   4.25%                  08/15/15(a)                        3,510                 3,464,616
                                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
     (cost $9,171,720) .............................                               9,279,275
                                                                                ------------
ASSET-BACKED SECURITIES -- 2.2%
ABSC NIMS Trust, Series 2004-HE5,
  Class A1 144A(g)
   5.00%                  08/27/34        BBB+(d)               17                    16,641
Accredited Mortgage Loan Trust,
  Series 2004-4, Class A2A
   4.529%                 01/25/35          Aaa                 49                    48,713
Ameriquest Finance NIM Trust,
  Series 2004-RN4, Class A 144A(g)
   4.60%                  07/25/34        BBB+(d)              -(r)                      528
Ameriquest Finance NIM Trust,
  Series 2004-RN5, Class A 144A(g)
   5.193%                 06/25/34        BBB+(d)               11                    10,975
Argent NIM Notes, Series 2004-WN9,
  Class A 144A(g)
   5.19%                  10/25/34        BBB+(d)               19                    18,742
Argent NIM Trust, Series 2004-WN10,
  Class A 144A(g)
   4.212%                 11/25/34         A-(d)                11                    10,958
Asset Backed Funding Corp. NIM Trust,
  Series 2004-OPT4, Class N1
   4.45%                  05/26/34         A-(d)                15                    14,843
Capital One Prime Auto Receivables
  Trust, Series 2004-2, Class A4
   4.429%                 03/15/10          Aaa              1,125                 1,125,776
Centex Home Equity, Series 2004-C,
     Class AF1
   2.82%(v)               01/25/19          Aaa                 14                    14,191
CNH Equipment Trust, Series 2004-A,
  Class A3A
   4.439%                 10/15/08          Aaa                225                   225,083
Countrywide Asset-Backed Certificates,
  Series 2004-11N, Class N 144A(g)
   5.25%                  04/25/36         BBB(d)               15                    15,132
Countrywide Asset-Backed Certificates,
  Series 2004-5N, Class N1
   5.50%                  10/25/35         BBB(d)               15                    15,422
Countrywide Asset-Backed Certificates,
  Series 2005-7, Class 3AV1
   4.499%                 11/25/25          Aaa              1,351                 1,351,152
Equifirst Mortgage Loan Trust,
  Series 2004-3, Class A1
   4.539%                 12/25/34          Aaa                 38                    38,134
Finance America NIM Trust, Series 2004-1,
  Class A
   5.25%                  06/27/34        BBB+(d)               13                    13,459
Ford Credit Floorplan Master Owner Trust,
  Series 2004-1, Class A
   4.409%                 07/15/09          Aaa              1,300                 1,298,515
GSAMP Trust, Series 2004-NIM1,
  Class N1 144A(g)
   5.50%                  09/25/34        BBB(d)                17                    17,421
Long Beach Asset Holdings Corp.,
  Series 2004-5, Class, N1 Notes 144A(g)
   5.00%                  09/25/34         A-(d)                15                    14,921
Long Beach Asset Holdings Corp.,
  Series 2005-1, Class N1 144A(g)
   4.115%                 02/25/35          Aaa                 66                    66,105
Residential Asset Securities Corp.,
  Series 2004-KS2, Class MI1
   4.71%                  03/25/34          Aa2                110                   106,664
Sail Net Interest Margin Notes,
  Series 2004-8A, Class A 144A(g)
   5.00%                  09/27/34         A-(d)                25                    24,960
Sail Net Interest Margin Notes,
  Series 2004-BNCA, Class A 144A(g)
   5.00%                  09/27/34         A-(d)                13                    12,798
Sharps SP I LLC Net Interest Margin Trust,
  Series 2004-OP1N, Class NA 144A(g)
   5.19%                  04/25/34        BBB(d)                10                     9,945
                                                                                ------------
TOTAL ASSET-BACKED SECURITIES
     (cost $4,475,878) .............................                               4,471,078
                                                                                ------------
MUNICIPAL BONDS -- 0.7%
ILLINOIS -- 0.1%
Illinois State Taxable Pension
   5.10%                  06/01/33          Aa3                300                   294,876
                                                                                ------------
MASSACHUSETTS -- 0.6%
Massachusetts State Spl Obligation Tax Revenue
     5.50%                01/01/34          Aaa              1,000                 1,185,140
                                                                                ------------
TOTAL MUNICIPAL BONDS
     (cost $1,522,731) .............................                               1,480,016
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS
     (cost $205,106,896) ...........................                             215,796,469
                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B91

       -----------------------------------------------------------------
         AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)
       -----------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                                   SHARES          (NOTE 2)
                                                                 ---------      ------------
SHORT-TERM INVESTMENT -- 3.3%
MONEY MARKET MUTUAL FUND
     Dryden Core Investment Fund -
        Taxable Money Market Series
        (cost $6,731,330; includes
        $6,703,935 of cash collateral
        for securities on loan)(b)(w)
        (Note4) ....................................             6,731,330      $  6,731,330
                                                                                ------------
TOTAL INVESTMENTS(u) -- 108.4%
     (cost $211,838,226; Note 6) ...................                             222,527,799
LIABILITIES IN EXCESS OF OTHER ASSETS -- (8.4)% ...                             (17,172,909)
                                                                                ------------
NET ASSETS -- 100.0% ...............................                            $205,354,890
                                                                                ============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

IO   Interest Only

NR   Not Rated by Moodys or Standard & Poor's

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $6,487,080; cash collateral of $6,703,935 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)  Indicates a variable rate security.

(d)  Standard & Poor's rating.

(f) A TRACER (Traded Custody Receipts). Rate shown reflects the weighted average rate of the underlying securities as of December 31, 2005.

(g)  Indicates a security that has been deemed illiquid.

(r)  Less than 1,000 par.

(u) Liabilities in excess of other assets includes unrealized depreciation on futures contracts as follows:

                                                  VALUE AT         VALUE AT
NUMBER OF                      EXPIRATION          TRADE         DECEMBER 31,          UNREALIZED
CONTRACTS          TYPE          MONTH             DATE             2005              DEPRECIATION
---------        --------      ----------         --------       ------------         ------------
LONG POSITION:
    2             S&P 500       Mar 06(1)         $632,250         $627,400             $(4,850)
                                                                                        =======

(1) Cash of $110,250 has been segregated with the custodian to cover requirements for the above open futures contracts at December 31, 2005.
(v)  The rate shown reflects the coupon rate after the step date.
(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
U.S. Government Agency Mortgage-Backed Securities                    22.6%
Oil & Gas                                                             6.6
Financial - Bank & Trust                                              5.6
Collateralized Mortgage Obligations                                   5.2
Financial Services                                                    5.1
U.S. Treasury Obligations                                             4.5
Insurance                                                             4.4
Utilities                                                             3.9
Pharmaceuticals                                                       3.7
Entertainment & Leisure                                               3.3
Money Market Mutual Fund (including 3.3%
  of collateral received for securities on loan)                      3.3
Retail & Merchandising                                                3.1
Beverages                                                             2.6
Consumer Products & Services                                          2.6
Telecommunications                                                    2.6
Medical Supplies & Equipment                                          2.5
Semi-Conductor & Semi-Conductor Instruments                           2.5
Computer Hardware                                                     2.4
Asset-Backed Securities                                               2.2
Metals & Mining                                                       1.8
Food                                                                  1.7
Automobile Manufacturers                                              1.3
Restaurants                                                           1.3
Biotechnology                                                         1.2
Automotive Parts                                                      1.0
Health Care Services                                                  0.9
Chemicals                                                             0.8
Computer Services & Software                                          0.8
Financial - Brokerage rating.                                         0.8
Electronic Components & Equipment                                     0.7
Miscellaneous                                                         0.7
Municipal Bonds                                                       0.7
Business Services                                                     0.6
Real Estate Investment Trust                                          0.5
Software                                                              0.5
Aerospace                                                             0.4
Commercial Services                                                   0.4
Containers & Packaging                                                0.4
Railroads                                                             0.4
Broadcasting                                                          0.3
Cable Television                                                      0.3
Consumer Staples - Home Products                                      0.3
Printing & Publishing                                                 0.3
Transportation                                                        0.3
Building Materials                                                    0.2
Conglomerates                                                         0.2
Environmental Services                                                0.2
Machinery & Equipment                                                 0.2
Airlines                                                              0.1
Construction                                                          0.1
Diversified Operations                                                0.1
Energy                                                                0.1
Industrial Products                                                   0.1
                                                                    -----
                                                                    108.4
Liabilities in excess of other assets                                (8.4)
                                                                    -----
                                                                    100.0%
                                                                    =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B92

                -------------------------------------------------
                  AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                          SHARES                  (NOTE 2)
                                                       ------------             ------------
LONG-TERM INVESTMENTS -- 99.2%
COMMON STOCKS -- 67.3%

ADVERTISING -- 0.4%
     Aegis Group PLC (United Kingdom) ............           81,924              $   171,958
     Getty Images, Inc.*(a) ......................            1,700                  151,759
     Lamar Advertising Co.*(g) ...................           11,900                  549,066
     Omnicom Group, Inc. .........................            4,100                  349,033
     Publicis Groupe SA (France) .................            6,448                  224,432
     WPP Group PLC (United Kingdom) ..............           15,678                  169,666
     WPP Group PLC, ADR (United Kingdom)  ........            1,300                   70,200
                                                                                ------------
                                                                                   1,686,114
                                                                                ------------
AEROSPACE -- 1.0%
     BAE Systems PLC (United Kingdom)                        25,500                  167,483
     Boeing Co.(a) ...............................           14,300                1,004,432
     General Dynamics Corp. ......................           10,800                1,231,740
     Goodrich Corp. ..............................            9,400                  386,340
     Lockheed Martin Corp. .......................            4,200                  267,246
     MTC Technologies, Inc.* .....................            1,300                   35,594
     Rockwell Collins, Inc. ......................            7,600                  353,172
     Rolls Royce Group PLC. (Class "B"
        Stock) (United Kingdom) ..................          754,038                    1,330
     Triumph Group, Inc.* ........................            1,400                   51,254
     United Technologies Corp. ...................           10,800                  603,828
                                                                                ------------
                                                                                   4,102,419
                                                                                ------------
AIRLINES -- 0.2%
     Qantas Airways Ltd. (Australia) .............           25,574                   75,536
     SkyWest, Inc. ...............................            6,400                  171,904
     Southwest Airlines Co. ......................           29,400                  483,042
                                                                                ------------
                                                                                     730,482
                                                                                ------------
AUTOMOBILE MANUFACTURERS -- 0.5%
     Bayerische Motoren Werke AG (Germany) .......            6,044                  265,110
     General Motors Corp.(a) .....................           37,200                  722,424
     Honda Motor Co. Ltd. (Japan) ................            3,100                  178,912
     Johnson Controls, Inc. ......................              800                   58,328
     Oshkosh Truck Corp. .........................            4,200                  187,278
     Rolls-Royce Group PLC (United Kingdom)*......           22,576                  166,048
     Toyota Motor Corp. (Japan) ..................           12,500                  653,051
                                                                                ------------
                                                                                   2,231,151
                                                                                ------------
AUTOMOTIVE PARTS -- 0.2%
     Autoliv AB (Sweden) .........................            7,600                  343,433
     Autoliv, Inc. ...............................            2,000                   90,840
     Bridgestone Corp. (Japan) ...................            7,000                  145,915
     Koito Manufacturing Co. Ltd. (Japan)                    12,000                  184,268
     O'Reilly Automotive, Inc. ...................            6,800                  217,668
                                                                                ------------
                                                                                     982,124
                                                                                ------------
BEVERAGES -- 1.3%
     Anheuser-Busch Cos., Inc. ...................           14,600                  627,216
     Asahi Breweries Ltd. (Japan) ................            9,300                  113,394
     Boston Beer Co., Inc. (Class "A" Stock)* ....            1,800                   45,000
     Coca-Cola Co. ...............................           47,000                1,894,570
     Coca-Cola Enterprises, Inc. .................            9,500                  182,115
     Compania Cervecerias Unidas SA, ADR (Chile) .            4,300                  108,446
     Diageo PLC (United Kingdom) .................           20,288                  294,077
     Kirin Brewery Co. Ltd. (Japan) ..............           16,000                  187,066
     Lion Nathan Ltd. (New Zealand) ..............           14,819                   80,342
     PepsiCo, Inc. ...............................           33,700                1,990,996
                                                                                ------------
                                                                                   5,523,222
                                                                                ------------
BROADCASTING -- 0.6%
     Cox Radio, Inc. (Class "A" Stock)* ..........            2,500                   35,200
     Discovery Holding Co. (Class "A" Stock)* ....            4,352                   65,933
     Emmis Communications Corp.
        (Class "A" Stock)* .......................            1,100                   21,901
     Gestevision Telecinco SA (Spain) ............            4,805                  121,281
     Liberty Media Corp. (Class "A" Stock)* ......           70,224                  552,663
     Meredith Corp. ..............................            2,100                  109,914
     News Corp., Inc. (Class "A" Stock) ..........           43,000                  668,650
     Radio One, Inc. (Class "D" Stock)* ..........            4,900                   50,715
     Scripps, (E.W.) Co. (Class "A" Stock) .......            2,700                  129,654
     Univision Communications, Inc.
        (Class "A" Stock)*(a) ....................           10,900                  320,351
     Viacom, Inc. (Class "B" Stock)* .............            9,800                  403,270
                                                                                ------------
                                                                                   2,479,532
                                                                                ------------
BUILDING MATERIALS -- 0.3%
     American Standard Cos., Inc. ................           6,100                   243,695
     Boral Ltd. (Australia) ......................          29,186                   172,632
     Bouygues SA (France) ........................           6,438                   314,785
     Cemex SA de CV (Mexico) .....................          34,996                   207,590
     Holcim Ltd. (Switzerland) ...................           1,638                   111,564
     Nobia AB (Sweden) ...........................           5,334                   108,097
     Pilkington PLC (United Kingdom) .............          64,457                   165,237
     SCP Pool Corp. ..............................           3,012                   112,107
     Trex Co., Inc.*(a) ..........................             700                    19,635
     Universal Forest Products, Inc. .............             600                    33,150
                                                                                ------------
                                                                                   1,488,492
                                                                                ------------
BUSINESS SERVICES -- 0.7%
     Accenture Ltd. (Class "A" Stock)* ...........          19,400                   560,078
     ChoicePoint, Inc.* ..........................             966                    42,997
     Corporate Executive Board Co. (The) .........           2,600                   233,220
     Downer EDI Ltd. (Australia) .................          22,134                   116,388
     Fair Isaac Corp. ............................           2,797                   123,543
     First Data Corp. ............................          16,700                   718,267
     Fiserv, Inc.* ...............................           2,100                    90,867
     Indra Sistemas SA (Spain) ...................          10,447                   204,198
     Iron Mountain, Inc.* ........................           3,325                   140,382
     Manpower, Inc. ..............................           1,000                    46,500
     Navigant Consulting, Inc.* ..................           1,300                    28,574
     Robert Half International, Inc. .............           6,000                   227,340
     Senomyx Inc.* ...............................           1,000                    12,120
     TRANS COSMOS, Inc. (Japan) ..................           3,000                   231,713
     TTM Technologies, Inc.* .....................           7,900                    74,260
     Univar NV (Netherlands) .....................           3,638                   142,131

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B93

           ----------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
           ----------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                          SHARES                  (NOTE 2)
                                                       ------------             ------------
COMMON STOCKS (CONTINUED)

BUSINESS SERVICES (CONT'D)
     Wireless Facilities, Inc.* ..................            5,000              $    25,500
                                                                                 -----------
                                                                                   3,018,078
                                                                                 -----------
CABLE TELEVISION -- 0.4%
     Comcast Corp. (Class "A" Stock)*(a) .........           41,200                1,069,552
     DIRECTV Group, Inc. (The)* ..................            9,055                  127,857
     Liberty Global, Inc. (Class "A" Stock)* .....            1,246                   28,035
     Rogers Communications, Inc.
        (Class "B" Stock) (Canada) ...............           13,400                  566,284
                                                                                 -----------
                                                                                   1,791,728
                                                                                 -----------
CHEMICALS -- 1.0%
     Arch Chemicals, Inc. ........................            2,950                   88,205
     Avery Dennison Corp. ........................            5,600                  309,512
     BASF AG (Germany) ...........................            2,877                  220,406
     Cabot Corp. .................................            7,500                  268,500
     Dow Chemical Co. ............................            4,800                  210,336
     DSM NV (Netherlands) ........................            5,564                  227,258
     DuPont, (E.I.) de Nemours & Co. .............           27,659                1,175,508
     Ferro Corp. .................................            4,400                   82,544
     Kaneka Corp. (Japan) ........................           14,000                  169,073
     Minerals Technologies, Inc. .................            1,300                   72,657
     Mitsubishi Gas Chemical Co., Inc. (Japan) ...           28,000                  266,000
     Mitsui Chemicals, Inc. (Japan) ..............           13,000                   87,294
     Mosaic Co. (The)* ...........................            3,600                   52,668
     Nova Chemicals Corp. (Canada) ...............            7,500                  250,500
     Potash Corp. of Saskatchewan, Inc.
        (Canada)(a) ..............................            7,000                  561,540
     Symyx Technologies, Inc.* ...................            3,300                   90,057
     Valspar Corp. ...............................              800                   19,736
     Waters Corp.* ...............................            5,500                  207,900
     Yara International ASA (Norway) .............            9,966                  145,076
                                                                                 -----------
                                                                                   4,504,770
                                                                                 -----------
CLOTHING & APPAREL -- 0.2%
     Adidas-Salomon AG (Germany) .................              834                  157,979
     Aoyama Trading Co. Ltd. (Japan) .............            1,900                   64,196
     Chico's FAS, Inc.* ..........................            4,800                  210,864
     Cintas Corp. ................................            3,200                  131,776
     NIKE, Inc. (Class "B" Stock) ................            4,300                  373,197
     Quiksilver, Inc. ............................            1,500                   20,760
                                                                                 -----------
                                                                                     958,772
                                                                                 -----------
COMMERCIAL SERVICES
     Jackson Hewitt Tax Service, Inc. ............            2,300                   63,733
                                                                                 -----------
COMPUTER HARDWARE -- 1.5%
     Acer, Inc. (Taiwan) .........................           16,000                   40,250
     Creative Technology Ltd. (Singapore) ........            3,800                   31,057
     Dell, Inc.*(a) ..............................          107,900                3,235,921
     Gateway, Inc.*(a) ...........................           74,000                  185,740
     Insight Enterprises, Inc.* ..................            2,900                   56,869
     International Business Machines Corp.(a) ....           36,450                2,996,190
     Lexmark International, Inc.
        (Class "A" Stock)* .......................            1,100                   49,313
     Mercury Computer Systems, Inc.* .............            2,200                   45,386
     NCI, Inc.- (Class "A" Stock)* ...............              900                   12,357
                                                                                 -----------
                                                                                   6,653,083
                                                                                 -----------
COMPUTER SERVICES & SOFTWARE -- 3.1%
     Activision, Inc.*(a) ........................            6,177                   84,872
     Automatic Data Processing, Inc. .............           16,700                  766,363
     Avid Technology, Inc.* ......................            2,800                  153,328
     CACI International, Inc. (Class "A" Stock)* .              500                   28,690
     Cadence Design Systems, Inc.* ...............            2,000                   33,840
     CDW Corp. ...................................            6,300                  362,691
     Cisco Systems, Inc.* ........................          143,600                2,458,432
     Cognizant Technology Solutions Corp.*(a) ....            1,400                   70,490
     DST Systems, Inc.* ..........................            2,400                  143,784
     Electronic Arts, Inc.* ......................            6,700                  350,477
     EMC Corp.* ..................................           82,500                1,123,650
     F5 Networks, Inc.* ..........................            1,800                  102,942
     Factset Research Systems, Inc. ..............            1,100                   45,276
     Global Payments, Inc. .......................            1,600                   74,576
     Henry, (Jack) & Associates, Inc. ............            1,500                   28,620
     Inforte Corp. ...............................            6,500                   25,675
     Inprise Corp. ...............................            2,600                   16,978
     Logicacmg PLC (United Kingdom) ..............           15,118                   46,104
     Macrovision Corp.* ..........................              400                    6,692
     Mercury Interactive Corp.* ..................            4,300                  119,497
     Microsoft Corp. .............................          187,400                4,900,510
     Oracle Corp.* ...............................          135,500                1,654,455
     Red Hat, Inc.*(a) ...........................            2,800                   76,272
     SERENA Software, Inc.* ......................            2,100                   49,224
     SRA International, Inc. (Class "A" Stock)* ..            2,000                   61,080
     Taleo Corp. (Class "A" Stock) ...............            4,900                   65,072
     Tech Data Corp.* ............................            1,600                   63,488
     Tieto Corp. (Finland) .......................            4,200                  153,397
     Trend Micro, Inc. (Japan) ...................            2,000                   75,973
     Websense, Inc.* .............................            1,900                  124,716
                                                                                 -----------
                                                                                  13,267,164
                                                                                 -----------
CONGLOMERATES -- 1.9%
     Altria Group, Inc. ..........................           55,000                4,109,600
     DCC PLC (Ireland) ...........................           16,320                  349,713
     GKN PLC (United Kingdom) ....................           22,940                  113,668
     Honeywell International, Inc.(a) ............           31,400                1,169,650
     Hutchison Whampoa Ltd. (Hong Kong) ..........           23,400                  222,282
     Mitsubishi Corp. (Japan) ....................           16,800                  370,923
     Sumitomo Corp. (Japan) ......................           16,000                  207,066
     Teleflex, Inc. ..............................            3,000                  194,940
     Tyco International Ltd. .....................           54,000                1,558,440
                                                                                 -----------
                                                                                   8,296,282
                                                                                 -----------
CONSTRUCTION -- 0.4%
     D.R. Horton, Inc. ...........................           10,500                  375,165
     Grupo Acciona SA (Spain) ....................            4,277                  478,249
     Insituform Technologies, Inc.
        (Class "A" Stock)* .......................            2,000                   38,740

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B94

          ------------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
          ------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                          SHARES                  (NOTE 2)
                                                       ------------             ------------
COMMON STOCKS (CONTINUED)

CONSTRUCTION (CONT'D.)
     JGC Corp. (Japan) ...........................           14,000              $   266,655
     NCC AB (Sweden) .............................           12,814                  229,844
     Standard Pacific Corp. ......................            4,300                  158,240
     Toll Brothers, Inc.* ........................            2,500                   86,600
                                                                                 -----------
                                                                                   1,633,493
                                                                                 -----------
CONSUMER PRODUCTS & SERVICES -- 2.5%
     Avon Products, Inc.(a) ......................           10,400                  296,920
     Colgate-Palmolive Co. .......................           10,200                  559,470
     Dollar Thrifty Automotive Group, Inc.* ......            3,000                  108,210
     Fortune Brands, Inc. ........................            2,900                  226,258
     Fossil, Inc.*(a) ............................            2,200                   47,322
     iRobot Corp.*(a) ............................            1,000                   33,330
     Jarden Corp.* ...............................              500                   15,075
     Johnson & Johnson ...........................           63,546                3,819,115
     Kimberly-Clark Corp. ........................            8,000                  477,200
     L'Oreal SA (France) .........................              837                   62,230
     Lauder, (Estee) Cos., Inc. (Class "A" Stock)             1,200                   40,176
     Newell Rubbermaid, Inc. .....................            4,200                   99,876
     Orkla ASA (Class "A" Stock) (Norway) ........            5,000                  207,058
     Pacific Brands Ltd. (Australia) .............           46,871                   91,226
     Procter & Gamble Co. ........................           76,805                4,445,473
     Yamato Transport Co. Ltd. (Japan) ...........            7,000                  116,387
                                                                                 -----------
                                                                                  10,645,326
                                                                                 -----------
CONTAINERS & PACKAGING
     Ds Smith PLC (United Kingdom) ...............           46,773                  133,584
     Smurfit-Stone Container Corp.* ..............              900                   12,753
                                                                                 -----------
                                                                                     146,337
                                                                                 -----------
DIVERSIFIED OPERATIONS -- 2.3%
     General Electric Co. ........................          285,800               10,017,290
                                                                                 -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.8%
     Advanced Energy Industries, Inc.* ...........            3,000                   35,490
     Agilent Technologies, Inc.* .................              784                   26,111
     Alpine Electronics, Inc. (Japan) ............            4,700                   63,065
     Avx Corp. ...................................            3,200                   46,336
     Belden CDT, Inc. ............................            1,450                   35,423
     Consolidated Edison, Inc. ...................            4,500                  208,485
     CyberOptics Corp.* ..........................            3,200                   43,136
     Engineered Support Systems, Inc. ............            1,600                   66,624
     Fanuc Ltd. (Japan) ..........................            2,600                  220,846
     Flextronics International Ltd. (Singapore)* .           24,100                  251,604
     FLIR Systems, Inc.*(a) ......................            2,900                   64,757
     Gentex Corp. ................................            3,100                   60,450
     Harman International Industries, Inc.(a) ....              500                   48,925
     Jabil Circuit, Inc.* ........................           15,100                  560,059
     Koninklijke (Royal) Philips Electronics
        NV (Netherlands) .........................            4,466                  138,791
     Littelfuse, Inc.*  ..........................              400                   10,900
     Neopost SA (France) .........................            1,346                  134,971
     Nikon Corp. (Japan) .........................            8,000                  126,268
     Pioneer Corp. (Japan) .......................            6,400                   88,608
     Plexus Corp.* ...............................            4,700                  106,878
     Sony Corp. (Japan) ..........................            8,300                  338,743
     Sumitomo Electric Industries Ltd. (Japan) ...            8,900                  135,185
     TDK Corp. (Japan) ...........................            1,400                   99,374
     Tektronix, Inc.  ............................            6,500                  183,365
     Tokyo Electron Ltd. (Japan) .................            3,300                  207,283
     Toshiba Corp. (Japan) .......................           45,000                  268,928
                                                                                 -----------
                                                                                   3,570,605
                                                                                 -----------
ENTERTAINMENT & LEISURE -- 1.6%
     Brunswick Corp. .............................           11,300                  459,458
     Carnival Corp. ..............................           14,200                  759,274
     Disney, (Walt) Co. ..........................           14,200                  340,374
     Dolby Laboratories, Inc. (Class "A" Stock)* .            1,600                   27,280
     DreamWorks Animation SKG,
        (Class "A" Stock)* .......................            1,900                   46,664
     Harrah's Entertainment, Inc. ................            5,100                  363,579
     International Game Technology Group, Inc. ...           25,200                  775,656
     Marvel Entertainment, Inc.* .................            1,700                   27,846
     Mattel, Inc. ................................            9,300                  147,126
     Shuffle Master, Inc.*(a) ....................            1,400                   35,196
     Station Casinos, Inc. .......................            2,000                  135,600
     Time Warner, Inc. ...........................           94,000                1,639,360
     Viacom, Inc. (Class "B" Stock) ..............           40,100                1,307,260
     Wynn Resorts Ltd.*(a) .......................           11,400                  625,290
                                                                                 -----------
                                                                                   6,689,963
                                                                                 -----------
ENVIRONMENTAL SERVICES -- 0.1%
     Republic Services, Inc. .....................           13,400                  503,170
     Waste Connections, Inc.*(a) .................            1,100                   37,906
                                                                                 -----------
                                                                                     541,076
                                                                                 -----------
FARMING & AGRICULTURE -- 0.1%
     Monsanto Co. ................................            6,800                  527,204
                                                                                 -----------
FINANCIAL - BANK & TRUST -- 5.1%
     ABN AMRO Holding NV (Netherlands) ...........            8,748                  228,780
     Allied Irish Banks PLC (Ireland) ............            5,445                  116,356
     Australia & New Zealand Banking
        Group Ltd. (Australia) ...................           18,954                  331,703
     Australia & New Zealand Banking
        Group Ltd., ADR (New Zealand) ............            1,200                  105,636
     Babcock & Brown Ltd. (Australia) ............           17,194                  214,820
     Banca Intesa SpA (Italy) ....................           37,080                  196,447
     Banco Santander Central Hispano SA (Spain) ..           24,935                  329,153
     Bank of America Corp. (a) ...................           51,676                2,384,847
     Bank of Ireland (Ireland) ...................           13,091                  206,283
     Bank of Yokohama Ltd. (Japan) ...............           42,000                  343,781
     BankAtlantic Bancorp, Inc. (Class "A" Stock)             7,200                  100,800
     Barclays PLC (United Kingdom) ...............           60,637                  637,428
     BNP Paribas SA (France) .....................            5,737                  464,233

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B95

          ------------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
          ------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                          SHARES                  (NOTE 2)
                                                       ------------             ------------
COMMON STOCKS (CONTINUED)

FINANCIAL - BANK & TRUST (CONT'D.)
     Bradford & Bingley PLC (United Kingdom) .....           30,243              $   213,594
     City National Corp. .........................              500                   36,220
     Commerce Bancshares, Inc. ...................            2,219                  115,654
     DBS Groupo Holdings (Singapore) .............           24,236                  240,121
     Dexia (France) ..............................            5,660                  130,599
     East West Bancorp, Inc. .....................            2,300                   83,927
     EFG International (Switzerland)* ............            6,500                  173,129
     Fifth Third Bancorp .........................           60,700                2,289,604
     First Horizon National Corp.(a) .............           12,900                  495,876
     Freddie Mac .................................            5,900                  385,565
     Golden West Financial Corp. .................            2,200                  145,200
     HBOS PLC (United Kingdom)(g) ................           20,386                  348,284
     HSBC Holdings PLC (United Kingdom) ..........           13,884                  222,868
     Macquarie Bank Ltd. (Australia) .............            7,224                  358,969
     Mellon Financial Corp. ......................            7,000                  239,750
     Mercantile Bankshares Corp. .................            2,100                  118,524
     National City Corp.(a) ......................           19,700                  661,329
     Nordea Bank AB (Sweden) .....................           36,842                  382,587
     Northern Trust Corp. ........................            4,900                  253,918
     Nuveen Investments, Inc. (Class "A" Stock) ..            7,700                  328,174
     Popular, Inc. ...............................            5,000                  105,750
     Royal Bank of Scotland Group PLC
        (United Kingdom) .........................           22,877                  690,762
     Skandianaviska Enskilda Banken (Sweden) .....           10,605                  218,254
     State Street Corp. ..........................           13,600                  753,984
     Sumitomo Trust & Banking Co. Ltd. (Japan) ...           60,000                  611,786
     SunTrust Banks, Inc. ........................            5,800                  422,008
     Svenska Handlesbanken (Class "A" Stock)
       (Sweden) ..................................           13,453                  333,594
     Synovus Financial Corp. .....................           34,600                  934,546
     TCF Financial Corp. .........................            1,200                   32,568
     Texas Regional Bancshares, Inc.
        (Class "A" Stock) ........................            3,672                  103,918
     U.S. Bancorp ................................           38,700                1,156,743
     UCBH Holdings, Inc. .........................            5,700                  101,916
     UniCredito Italiano SpA (Italy) .............           29,014                  199,914
     UniCredito Italiano SpA (Germany) ...........           50,796                  348,795
     Wachovia Corp. ..............................           23,700                1,252,782
     Wells Fargo & Co. ...........................           22,700                1,426,241
     Westpac Banking Corp. (Australia) ...........           19,307                  321,401
     Wilmington Trust Corp. ......................            2,500                   97,275
                                                                                 -----------
                                                                                  21,996,396
                                                                                 -----------
FINANCIAL - BROKERAGE -- 0.3%
     Ameritrade Holding Corp.* ...................           29,200                  700,800
     Janus Capital Group, Inc. ...................            6,300                  117,369
     Legg Mason, Inc. ............................            4,250                  508,682
     TradeStation Group, Inc.* ...................            5,400                   66,852
                                                                                 -----------
                                                                                   1,393,703
                                                                                 -----------
FINANCIAL SERVICES -- 5.8%
     Aiful Corp. (Japan) .........................            2,750                  229,884
     Aktiv Kapital ASA (Norway) ..................           10,000                  152,608
     American Express Co. ........................           26,700                1,373,982
     Ameriprise Financial, Inc. ..................           21,800                  893,800
     Bank of Fukuoka Ltd. (Japan) ................           23,000                  197,145
     Capital One Financial Corp. .................            8,300                  717,120
     Capital Source, Inc.*(a) ....................           17,900                  400,960
     Citigroup, Inc. .............................          123,641                6,000,298
     Countrywide Financial Corp.(a) ..............           15,200                  519,688
     E*TRADE Group, Inc.* ........................           49,800                1,038,828
     Eaton Vance Corp. ...........................            3,400                   93,024
     Fannie Mae ..................................            9,500                  463,695
     Franklin Resources, Inc. ....................            3,000                  282,030
     Global Cash Access, Inc.* ...................            1,700                   24,803
     Goldman Sachs Group, Inc. ...................           10,600                1,353,726
     Grupo Financiero Banorte SA de C.V.
        (Mexico) .................................          164,484                  340,648
     Heartland Payment Systems, Inc.* ............              300                    6,498
     Hypo Real Estate Holding AG (Germany) .......            6,280                  326,985
     IndyMac Bancorp, Inc.(a) ....................            2,100                   81,942
     ING Groep NV (Netherlands) ..................            8,346                  289,507
     Intercontinental Exchange, Inc. .............              500                   18,175
     Investors Financial Services Corp.(a) .......           11,800                  434,594
     J.P. Morgan Chase & Co. .....................           93,268                3,701,807
     Lehman Brothers Holdings, Inc.(a) ...........            6,600                  845,922
     Merrill Lynch & Co., Inc. ...................           19,300                1,307,189
     Mitsubishi Tokyo Financial Group,
        Inc. (Japan) .............................               39                  531,092
     Moody's Corp. ...............................            2,500                  153,550
     Morgan Stanley Dean Witter & Co. ............           13,500                  765,990
     PNC Financial Services Group, Inc. ..........            2,500                  154,575
     Ricoh Leasing Co. Ltd. (Japan) ..............            3,900                  110,660
     SLM Corp.(a) ................................           14,700                  809,823
     Societe Generale (France) ...................            1,610                  198,040
     UBS AG (Switzerland) ........................            3,864                  367,860
     Washington Mutual, Inc. .....................           16,100                  700,350
                                                                                 -----------
                                                                                  24,886,798
                                                                                 -----------
FOOD -- 1.1%
     Associated British Foods PLC
        (United Kingdom) .........................           11,154                  161,007
     Campbell Soup Co. ...........................           12,300                  366,171
     Dean Foods Co.* .............................            2,350                   88,501
     General Mills, Inc. .........................           17,400                  858,168
     Goodman Fielder Ltd. (Australia)* ...........           42,800                   65,577
     Heinz, (H.J.) Co. ...........................            8,750                  295,050
     Hershey Foods Corp. .........................            6,400                  353,600
     Kellogg Co. .................................            8,800                  380,336
     Koninklijke Wessanen NV (Netherlands) .......            7,584                  115,017
     Kraft Foods, Inc. (Class "A" Stock)(a) ......            2,900                   81,606
     Kroger Co. (The)* ...........................           19,000                  358,720
     McCormick & Co., Inc. .......................            3,300                  102,036
     Nestle SA (Switzerland) .....................            1,604                  479,717
     Performance Food Group Co.* .................            1,300                   36,881
     RHM PLC (United Kingdom) * ..................           29,442                  134,488
     Safeway, Inc. ...............................            5,800                  137,228
     Sunopta, Inc.* ..............................           12,100                   63,646
     Sysco Corp. .................................           13,200                  409,860

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B96

          -----------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
          -----------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                          SHARES                  (NOTE 2)
                                                       ------------             ------------
COMMON STOCKS (CONTINUED)

FOOD (CONT'D.)
     Tesco PLC (United Kingdom) ..................           31,754              $   181,106
     Tootsie Roll Industries, Inc. ...............              876                   25,343
     Unilever PLC (United Kingdom) ...............           12,763                  126,591
     United Natural Foods, Inc.* .................            2,200                   58,080
                                                                                 -----------
                                                                                   4,878,729
                                                                                 -----------
HEALTHCARE SERVICES -- 1.4%
     Advisory Board Co. (The)* ...................            1,500                   71,505
     Caremark Rx, Inc.* ..........................           12,700                  657,733
     Community Health Systems, Inc.* .............            5,800                  222,372
     Coventry Health Care, Inc.* .................            2,200                  125,312
     DaVita, Inc.* ...............................            4,350                  220,284
     Edwards Lifesciences Corp.* .................            1,300                   54,093
     Fresenius AG (Germany) ......................            1,164                  157,994
     Health Management Associates, Inc.
        (Class "A" Stock) ........................            3,000                   65,880
     Humana Inc. .................................            9,800                  532,434
     LifePoint Hospitals, Inc.* ..................              700                   26,250
     Medco Health Solutions, Inc.* ...............            8,584                  478,987
     Omnicare, Inc. ..............................            2,200                  125,884
     Symbion, Inc.* ..............................            1,600                   36,800
     Triad Hospitals, Inc.* ......................            8,678                  340,438
     United Surgical Partners
        International, Inc.*(a) ..................            1,600                   51,440
     UnitedHealth Group, Inc. ....................           29,000                1,802,060
     WellPoint, Inc.* ............................           11,071                  883,355
                                                                                 -----------
                                                                                   5,852,821
                                                                                 -----------
HOTELS & MOTELS -- 0.1%
     Marriott International, Inc.
        (Class "A" Stock) ........................            6,600                  442,002
                                                                                 -----------
INDUSTRIAL PRODUCTS -- 0.6%
     Actuant Corp. (Class "A" Stock)(a) ..........            3,000                  167,400
     Harsco Corp. ................................            1,200                   81,012
     Hughes Supply, Inc. .........................            2,200                   78,870
     Illinois Tool Works, Inc. ...................            9,800                  862,302
     Maverick Tube Corp.* ........................            3,000                  119,580
     Mohawk Industries, Inc.* ....................              800                   69,584
     Nucor Corp. .................................           17,000                1,134,240
     Steel Dynamics, Inc. ........................            2,300                   81,673
                                                                                 -----------
                                                                                   2,594,661
                                                                                 -----------
INSURANCE -- 3.2%
     Aetna, Inc.(a) ..............................            5,200                  490,412
     AFLAC, Inc.(a) ..............................           16,300                  756,646
     Allstate Corp. (The) ........................            3,300                  178,431
     American International Group, Inc. ..........           57,230                3,904,803
     Assurant, Inc. ..............................            8,100                  352,269
     Aviva PLC (United Kingdom) ..................           15,264                  185,144
     AXASA (France) ..............................           14,147                  456,566
     Axis Capital Holdings Ltd. ..................            8,000                  250,240
     CNP Assurances (France) .....................            2,563                  202,086
     Friends Provident PLC (United Kingdom) ......           35,007                  114,134
     Gallagher, (Arthur J.) & Co. ................            2,200                   67,936
     Genworth Financial, Inc. ....................           22,500                  778,050
     Hartford Financial Services Group, Inc.
       (The) .....................................           10,000                  858,900
     Infinity Property & Casualty Corp. ..........              800                   29,768
     Insurance Australia Group Ltd.
        (Australia) ..............................           26,711                  105,739
     Jefferson-Pilot Corp. .......................            2,900                  165,097
     Lincoln National Corp. ......................            8,000                  424,240
     Markel Corp.* ...............................              300                   95,115
     Marsh & McLennan Cos., Inc.(a) ..............           26,200                  832,112
     Mercury General Corp. .......................              800                   46,576
     MetLife, Inc. ...............................            4,700                  230,300
     Mitsui Marine & Fire (Japan) ................           16,000                  196,192
     Ohio Casualty Corp. .........................              700                   19,824
     PMI Group, Inc. (The) .......................            2,300                   94,461
     Progressive Corp. (The) .....................            5,000                  583,900
     Protective Life Corp. .......................            2,000                   87,540
     QBE Insurance Group Ltd. (Australia) ........           13,150                  187,819
     Radian Group, Inc. ..........................            1,200                   70,308
     RenaissanceRe Holdings Ltd. .................              200                    8,822
     Selective Insurance Group, Inc. .............              400                   21,240
     St. Paul Travelers Cos., Inc. (The) .........           19,599                  875,487
     StanCorp Financial Group, Inc. ..............            2,000                   99,900
     Triad Guaranty, Inc.* .......................            1,600                   70,384
     Unipol SpA (Italy) ..........................           34,158                   95,740
     Willis Group Holdings Ltd. ..................            9,700                  358,318
     XL Capital Ltd. (Class "A" Stock) ...........            4,500                  303,210
                                                                                 -----------
                                                                                  13,597,709
                                                                                 -----------
INSURANCE
     ProAssurance Corp.* .........................              600                   29,184
                                                                                 -----------
INTERNET SERVICES -- 1.0%
     Blue Coat Systems, Inc.* ....................            1,500                   68,580
     CNET Networks, Inc.* ........................           17,400                  255,606
     CyberSource Corp.* ..........................            2,500                   16,500
     Digital Insight Corp.* ......................            2,400                   76,848
     EarthLink, Inc.*(a) .........................            6,800                   75,548
     Expedia Inc * ...............................            2,000                   47,920
     Google, Inc. (Class "A" Stock)*(a) ..........            1,300                  539,318
     Ias Interactive Corp* .......................            2,300                   65,113
     Juniper Networks, Inc.*(a) ..................           16,600                  370,180
     MatrixOne, Inc.* ............................           22,600                  112,774
     NAVTEQ Corp.* ...............................            3,700                  162,319
     Symantec Corp.* .............................           38,493                  673,627
     Verisign, Inc.* .............................           12,400                  271,808
     Yahoo!, Inc.* ...............................           37,300                1,461,414
                                                                                 -----------
                                                                                   4,197,555
                                                                                 -----------
MACHINERY & EQUIPMENT -- 0.9%
     Briggs & Stratton Corp. .....................            1,500                   58,185
     Cooper Cameron Corp.* .......................            1,800                   74,520
     Danaher Corp. ...............................           26,000                1,450,280
     Deere & Co. .................................           16,400                1,117,004
     Eaton Corp. .................................            3,400                  228,106
     Ebara Corp. (Japan) .........................           19,000                  102,553
     Grant Prideco, Inc.* ........................           12,600                  555,912
     Joy Global, Inc. ............................            2,700                  108,000
     Nordson Corp. ...............................            1,000                   40,510
     Pall Corp. ..................................           10,600                  284,716
                                                                                 -----------
                                                                                   4,019,786
                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B97

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                            SHARES                (NOTE 2)
                                                           --------              -----------
COMMON STOCKS (CONTINUED)

MEDICAL SUPPLIES & EQUIPMENT -- 2.0%
   Abbott Laboratories ...........................           33,400              $ 1,316,962
   Amgen, Inc.*(a) ...............................           26,700                2,105,562
   Aspect Medical Systems, Inc.* .................            1,900                   65,265
   Bard (C.R.), Inc. .............................            5,000                  329,600
   Bausch & Lomb, Inc. ...........................            1,100                   74,690
   Boston Scientific Corp.*(a) ...................           21,200                  519,188
   Charles River Laboratories
      International, Inc.*(a) ....................            1,300                   55,081
   Computer Programs and Systems, Inc. ...........            4,000                  165,720
   Cytyc Corp.* ..................................            4,500                  127,035
   DENTSPLY International, Inc. ..................            1,350                   72,482
   Digene Corp.* .................................            1,500                   43,755
   Elekta (Class "B" Stock)(Sweden) ..............            9,285                  137,910
   Genzyme Corp.* ................................            1,100                   77,858
   Inamed Corp.* .................................              600                   52,608
   Invitrogen Corp.* .............................            1,262                   84,100
   Martek Biosciences Corp.* .....................              900                   22,149
   Medtronic, Inc. 144A (g) ......................            9,100                1,675,287
   Merit Medical Systems, Inc.* ..................            2,900                   35,206
   Patterson Cos, Inc.* ..........................            5,300                  177,020
   Quest Diagnostics, Inc. .......................            5,000                  257,400
   Respironics, Inc.* ............................              500                   18,535
   Shimadzu Corp. (Japan) ........................           18,000                  127,151
   St. Jude Medical, Inc.* .......................            6,700                  336,340
   STERIS Corp. ..................................            3,300                   82,566
   Stryker Corp. .................................            7,700                  342,111
   Techne Corp.* .................................              900                   50,535
   Thoratec Corp.* ...............................            2,700                   55,863
   Zimmer Holdings, Inc.*(a) .....................            5,100                  343,944
                                                                                 -----------
                                                                                   8,751,923
                                                                                 -----------
METALS & MINING -- 1.0%
   Alcan, Inc. (Canada)(a) .......................           13,700                  561,015
   Alcoa, Inc. (a) ...............................           13,800                  408,066
   Anglo American PLC (United Kingdom) ...........           10,056                  342,392
   BHP Billiton Ltd. (Australia) .................           26,800                  446,346
   Bluescope Steel Ltd. (Australia) ..............           47,364                  240,411
   China Shenhua Energy Co. Ltd. (Hong Kong) * ...           91,000                  100,230
   Corus Group PLC (United Kingdom)                         171,758                  174,350
   Newmont Mining Corp. ..........................           14,000                  747,600
   Nippon Steel Corp. (Japan) ....................           85,000                  301,499
   Peabody Energy Corp. ..........................            2,200                  181,324
   Sims Group Ltd. (Australia) ...................           18,389                  236,726
   SKF AB (Sweden) ...............................           12,111                  169,976
   SSAB Svenskt Stal AB Series A (Sweden) ........           11,692                  425,324
                                                                                 -----------
                                                                                   4,335,259
                                                                                 -----------
OFFICE EQUIPMENT -- 0.1%
   Canon, Inc. (Japan) ...........................            4,600                  270,021
   Herman Miller, Inc. ...........................            4,100                  115,579
                                                                                 -----------
                                                                                     385,600
                                                                                 -----------
OIL & GAS -- 6.2%
   AGL Resources, Inc. ...........................            1,300                   45,253
   Alinta Ltd. (Australia) .......................           12,812                  104,466
   Anadarko Petroleum Corp. (a) ..................            5,806                  550,119
   Baker Hughes, Inc. ............................           11,600                  705,048
   BJ Services Co. ...............................            8,200                  300,694
   BP PLC (United Kingdom) .......................           26,032                  277,236
   BP PLC, ADR (United Kingdom) ..................            8,300                  533,026
   Centrica PLC (United Kingdom) .................           58,160                  254,912
   ChevronTexaco Corp. ...........................           47,422                2,692,147
   Comstock Resources, Inc.* .....................            4,000                  122,040
   ConocoPhillips ................................           27,400                1,594,132
   Devon Energy Corp. ............................            6,200                  387,748
   Eni SpA (Italy) ...............................           14,028                  389,118
   Eni SpA, ADR (Italy) ..........................              800                  111,568
   EOG Resources, Inc. ...........................            6,100                  447,557
   Exxon Mobil Corp. .............................          131,866                7,406,913
   FMC Technologies, Inc.*(a) ....................           10,959                  470,360
   Forest Oil Corp.* .............................            1,400                   63,798
   Grey Wolf, Inc.* ..............................            7,000                   54,110
   Halliburton Co. ...............................            4,200                  260,232
   Helmerich & Payne, Inc. .......................            1,900                  117,629
   Murphy Oil Corp. ..............................           12,600                  680,274
   Nabors Industries Ltd.* .......................            3,100                  234,825
   National Fuel Gas Co. .........................            3,900                  121,641
   National-Oilwell Varco, Inc.* .................            3,000                  188,100
   Newfield Exploration Co.* .....................            4,200                  210,294
   Occidental Petroleum Corp. ....................            5,400                  431,352
   Oil Search Ltd. (Australia) ...................           40,225                  108,022
   OMV AG (Austria) ..............................            1,997                  117,030
   Patterson-UTI Energy, Inc. ....................            3,300                  108,735
   Petroleo Brasileiro SA, ADR (Brazil) ..........            5,600                  360,472
   Pioneer Natural Resources Co. .................            3,800                  194,826
   Royal Dutch Shell PLC (Class "B"
       Stock) (United Kingdom) ...................            6,078                  392,213
   Royal Dutch Shell PLC, ADR (Class
       "B" Stock) (United Kingdom) ...............            6,987                  223,351
   Saipem SpA (Italy) ............................            6,228                  102,194
   Schlumberger Ltd. .............................           21,300                2,069,295
   Statoil ASA (Norway) ..........................           18,404                  422,654
   Sunoco, Inc. ..................................            2,600                  203,788
   Toho Gas Co., Ltd. (Japan) ....................           26,000                  104,087
   Total Fina SA, ADR (France) ...................            3,900                  492,960
   Total SA (France) .............................            1,306                  328,097
   Transocean, Inc. (Cayman Islands)* ............           12,139                  845,967
   Valero Energy Corp. ...........................            8,600                  443,760
   WGL Holdings, Inc. ............................            2,800                   84,168
   Williams Cos., Inc. ...........................           48,600                1,126,062
   XTO Energy, Inc. ..............................           10,033                  440,850
                                                                                 -----------
                                                                                  26,923,123
                                                                                 -----------
PAPER & FOREST PRODUCTS -- 0.3%
   Bowater, Inc. .................................            5,400                  165,888
   International Paper Co. (a) ...................           19,400                  652,034
   MeadWestvaco Corp. ............................            5,800                  162,574
   Potlatch Corp. (a) ............................            4,400                  224,312
   Weyerhaeuser Co. ..............................            4,100                  271,994
                                                                                 -----------
                                                                                   1,476,802
                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B98

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                            SHARES                (NOTE 2)
                                                           --------              -----------
COMMON STOCKS (CONTINUED)

PERSONAL SERVICES -- 0.1%
   Apollo Group, Inc. (Class "A" Stock)* .........            2,400              $   145,104
   Corinthian Colleges, Inc.* ....................              700                    8,246
   Education Management Corp.* ...................            3,100                  103,881
                                                                                 -----------
                                                                                     257,231
                                                                                 -----------
PHARMACEUTICALS -- 3.5%
   Abgenix, Inc.* ................................            6,000                  129,060
   Alkermes, Inc.* ...............................            3,900                   74,568
   Alliance Unichem PLC (United Kingdom) .........            5,898                   81,230
   Astellas Pharmaceutical Co. Ltd. (Japan) ......            2,900                  113,336
   AstraZeneca Group PLC, ADR (United Kingdom) ...            5,700                  277,020
   Biogen Idec, Inc.* ............................            8,700                  394,371
   Bristol-Meyers Squibb Co. .....................            7,000                  160,860
   Cardinal Health, Inc. .........................           10,850                  745,937
   Celgene Corp.*(a) .............................            3,500                  226,800
   Cephalon, Inc.* ...............................            3,428                  221,929
   Chiron Corp.* .. ..............................            2,600                  115,596
   CSL Ltd. (Australia) ..........................            3,249                  100,636
   Eisai Co. Ltd. (Japan) ........................            3,900                  164,269
   Forest Laboratories, Inc.* ....................            5,400                  219,672
   Gehe AG (Germany) .............................            2,035                  175,054
   Genentech, Inc.144A * .........................            7,400                  684,500
   Gilead Sciences, Inc.* ........................           14,100                  742,083
   GlaxoSmithKline PLC (United Kingdom) ..........           15,232                  384,973
   GlaxoSmithKline PLC,  ADR (United Kingdom) ....            4,800                  242,304
   Kobayashi Pharmaceutical Co. Ltd. (Japan) .....            3,000                   89,768
   Lilly, (Eli) & Co. (a) ........................           24,400                1,380,796
   Medicis Pharmaceutical Corp. (Class "A" Stock)             1,100                   35,255
   Merck & Co., Inc. .............................           41,700                1,326,477
   Neurocrine Biosciences, Inc.*(a) ..............            1,300                   81,549
   Novartis AG (Switzerland) .....................           11,615                  610,339
   Noven Pharmaceuticals, Inc.* ..................            2,600                   39,338
   Pfizer, Inc. ..................................          141,185                3,292,434
   Sanofi-Aventis (France) .......................            6,489                  568,489
   Schering-Plough Corp. .........................           27,700                  577,545
   Sepracor, Inc.*(a) ............................            2,800                  144,480
   Shire Pharmaceuticals Group PLC,
      ADR (United Kingdom) (a) ...................            2,400                   93,096
   Takeda Chemical Industries Ltd. (Japan) .......            4,300                  232,991
   UCB SA (Belgium) ..............................            1,698                   79,767
   Watson Pharmaceuticals, Inc.* .................            2,200                   71,522
   Wyeth  ........................................           30,100                1,386,707
                                                                                 -----------
                                                                                  15,264,751
                                                                                 -----------
PRINTING & PUBLISHING -- 0.4%
   Applied Films Corp. ...........................              900                   18,693
   Dow Jones & Co., Inc. .........................            3,300                  117,117
   Gannett Co., Inc. .............................            6,000                  363,420
   McGraw-Hill Cos., Inc. ........................           11,200                  578,256
   Scholastic Corp.* .............................              900                   25,659
   Singapore Press Holdings Ltd. (Singapore) .....           24,750                   63,897
   Tribune Co. ...................................            6,800                  205,768
   Washington Post Co. (Class "B" Stock) .........              200                  153,000
                                                                                 -----------
                                                                                   1,525,810
                                                                                 -----------
RAILROADS -- 0.4%
   Norfolk Southern Corp. ........................           14,600                  654,518
   Union Pacific Corp. ...........................           10,700                  861,457
                                                                                 -----------
                                                                                   1,515,975
                                                                                 -----------
REAL ESTATE INVESTMENT TRUST -- 0.9%
   Archstone-Communities Trust ...................           13,600                  569,704
   Arden Realty, Inc. ............................            3,500                  156,905
   Boston Properties, Inc. .......................            2,100                  155,673
   Camden Property Trust .........................            2,100                  121,632
   CarrAmerica Realty Corp. ......................           12,200                  422,486
   Cendant Corp. .................................           28,200                  486,450
   Duke-Weeks Realty Corp. .......................            2,400                   80,160
   EastGroup Properties, Inc. ....................            1,600                   72,256
   General Property Trust (Australia) ............           70,297                  210,907
   LaSalle Hotel Properties ......................            5,000                  183,600
   Lennar Corp. (Class "A" Shares)(a) ............            5,700                  347,814
   Mills Corp. (The) .............................            2,300                   96,462
   Mirvac Group (Australia)  .....................           20,359                   61,344
   ProLogis ......................................            8,100                  378,432
   Reckson Associates Realty Corp. ...............            2,100                   75,558
   Regency Centers Corp. .........................            2,400                  141,480
   Simon Property Group, Inc. ....................            3,100                  237,553
   SL Green Realty Corp. .........................            2,000                  152,780
   Weingarten Realty, Inc. .......................            3,500                  132,335
                                                                                 -----------
                                                                                   4,083,531
                                                                                 -----------
REAL ESTATE OPERATING COMPANIES -- 0.2%
   China Overseas Land &
      Investment Ltd. (Hong Kong) ................          370,000                  158,216
   Goldcrest Co. Ltd. (Japan) ....................            2,040                  184,697
   Persimmon PLC (United Kingdom) ................            9,953                  215,420
   Sun Hung Kai Properties Ltd. (Hong Kong) ......           14,000                  135,972
   Wheelock and Co. Ltd. (Hong Kong) .............           37,000                   60,195
                                                                                 -----------
                                                                                     754,500
                                                                                 -----------
RESTAURANTS -- 0.4%
   California Pizza Kitchen, Inc.* ...............            1,400                   44,758
   CEC Entertainment, Inc.* ......................            1,250                   42,550
   Chang's China Bistro, (P.F.), Inc.*(a) ........             7,00                   34,741
   Cheesecake Factory, Inc. (The)* ...............              650                   24,303
   Mitchells & Butlers PLC (United Kingdom) ......           18,528                  133,247
   Outback Steakhouse, Inc. ......................           11,400                  474,354
   Panera Bread Co. (Class "A" Stock)* ...........            5,000                  328,400
   Sonic Corp.* ..................................            2,750                   81,125
   Starbucks Corp.* ..............................           18,400                  552,184
                                                                                 -----------
                                                                                   1,715,662
                                                                                 -----------
RETAIL & MERCHANDISING -- 3.5%
   A.C. Moore Arts & Crafts, Inc.*(a) ............            1,300                   18,915

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B99

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                            SHARES                (NOTE 2)
                                                           --------              -----------
COMMON STOCKS (CONTINUED)

RETAIL & MERCHANDISING (CONT'D.)
   Bed Bath & Beyond, Inc.* ......................            2,900              $   104,835
   Best Buy Co., Inc. ............................           11,625                  505,455
   Casino Guichard-Perrachon SA (France) .........            2,373                  158,028
   Coles Myer Ltd. (Australia) ...................           19,168                  143,059
   CVS Corp. .....................................           17,700                  467,634
   Dollar General Corp. ..........................            6,200                  118,234
   Dollar Tree Stores, Inc.* .....................            1,000                   23,940
   drugstore.com, Inc.* ..........................            7,100                   20,235
   DSG International PLC (United Kingdom) ........           48,088                  135,478
   Esprit Holdings Ltd. (Hong Kong) ..............           15,000                  106,399
   Family Dollar Stores, Inc. ....................           14,400                  356,976
   Fred's, Inc. ..................................            2,000                   32,540
   Hibbett Sporting Goods, Inc.* .................            3,300                   93,984
   Home Depot, Inc. ..............................           48,800                1,975,424
   Hot Topic, Inc.*(a) ...........................           17,100                  243,675
   Kohl's Corp.* .................................           33,300                1,618,380
   Lowe's Cos., Inc. .............................           13,200                  879,912
   Matsumotokiyoshi Co. Ltd. (Japan)..............            3,000                   95,173
   Metro AG (Germany) ............................            7,093                  342,612
   Organizacion Soriana SA de CV
      (Class "B" Stock) (Mexico) *................           17,500                   79,250
   Pacific Sunwear of California, Inc.* ..........            2,600                   64,792
   PETsMART, Inc. ................................            2,100                   53,886
   Ross Stores, Inc. (a) .........................           18,900                  546,210
   Staples, Inc. .................................           11,400                  258,894
   Target Corp. ..................................           26,500                1,456,705
   TJX Cos., Inc. ................................           28,000                  650,440
   Wal-Mart de Mexico SA de CV (Mexico) ..........           30,000                  166,471
   Wal-Mart Stores, Inc. .........................           66,300                3,102,840
   Walgreen Co. ..................................           24,200                1,071,092
   Williams-Sonoma, Inc.*(a) .....................            1,700                   73,355
   York-Benimaru Co. Ltd. (Japan) ................            2,700                   87,584
                                                                                 -----------
                                                                                  15,052,407
                                                                                 -----------
SEMICONDUCTORS -- 1.8%
   Analog Devices, Inc. ..........................           27,000                  968,490
   ASML Holding NV (Netherlands) *(a)                        17,000                  341,360
   ATMI, Inc.* ...................................            1,400                   39,158
   Cymer, Inc.* ..................................            1,400                   49,714
   Entegris, Inc.* ...............................            4,726                   44,519
   Hamamatsu Photonics K.K. (Japan) ..............            4,600                  134,624
   Intel Corp. ...................................          138,500                3,456,960
   Intersil Corp. (Class "A" Stock) ..............            4,400                  109,472
   KLA-Tencor Corp. ..............................            6,900                  340,377
   Linear Technology Corp. .......................           22,500                  811,575
   Maxim Integrated Products, Inc. ...............           12,500                  453,000
   Microchip Technology, Inc. ....................            1,800                   57,870
   Omnivision Technologies, Inc.*(a) .............            3,600                   71,856
   Semtech Corp.* ................................            3,900                   71,214
   Tessera Technologies, Inc.* ...................            2,000                   51,700
   Varian Semiconductor Equipment Associates,
      Inc.* ......................................            1,000                   43,930
   Xilinx, Inc. (a) ..............................           24,400                  615,124
   Zoran Corp.* ..................................            5,712                   92,592
                                                                                 -----------
                                                                                   7,753,535
                                                                                 -----------
TELECOMMUNICATIONS -- 3.3%
   ALLTEL Corp. ..................................              754                   47,577
   America Movil SA de CV (Class "L"
     Stock), ADR (Mexico)(a) .....................            8,300                  242,858
   American Tower Corp. (Class "A" Stock)* .......           18,635                  505,008
   BellSouth Corp. ...............................           34,600                  937,660
   China Telecom Corp. Ltd. (China) ..............          176,000                   64,529
   China Unicom Ltd. (Hong Kong) .................           50,000                   40,782
   Corning, Inc.* ................................           32,000                  629,120
   Crown Castle International Corp.*(a) ..........           25,400                  683,514
   EchoStar Communications Corp.
      (Class "A" Stock) ..........................            2,900                   78,793
   Inter-Tel, Inc. ...............................            2,800                   54,796
   KDDI Corp. (Japan) ............................               45                  260,512
   Mobilcom AG (Germany) .........................            5,208                  114,682
   Motorola, Inc. ................................           33,500                  756,765
   Nextel Partners, Inc. (Class "A" Stock)* ......           25,400                  709,676
   Nokia Corp. (Class "A" Stock), ADR (Norway) ...           38,900                  711,870
   Nokia OYJ (Finland) ...........................           22,461                  410,838
   NTL, Inc.* ....................................              800                   54,464
   Plantronics, Inc. .............................              800                   22,640
   Polycom, Inc.* ................................            2,500                   38,250
   Qualcomm, Inc. ................................           37,000                1,593,960
   Sprint Corp. ..................................            72,45                1,692,479
   Starhub Ltd. (Singapore) ......................           92,000                  113,480
   Telefonica SA (Spain) .........................           23,778                  357,795
   Telenor ASA (Norway) ..........................           41,469                  407,053
   Telephone & Data Systems, Inc. ................              800                   28,824
   Telephone and Data Special Shares .............              800                   27,688
   Television Broadcasts Ltd. (Hong Kong) ........           10,000                   53,102
   Telia AB (Sweden) .............................           28,000                  150,494
   Telus Corp. (Canada) ..........................           28,400                1,143,384
   Verizon Communications, Inc. ..................           42,284                1,273,594
   Vivendi Universal SA (France) .................            8,974                  281,118
   Vodafone Group PLC, ADR (United Kingdom) ......           29,600                  635,512
                                                                                 -----------
                                                                                  14,122,817
                                                                                 -----------
TRANSPORTATION -- 0.5%
   Arriva PLC (United Kingdom) ...................           17,279                  173,167
   Cargotec Corp. (Class "B" Stock)(Finland)* ....            7,000                  242,734
   Expeditors International of
   Washington, Inc. ..............................            1,100                   74,261
   Nippon Yusen Kabushiki (Japan) ................           38,000                  260,233
   Old Dominion Freight Line, Inc.* ..............            3,600                   97,128
   United Parcel Service, Inc. (Class "B"
      Stock) .....................................           13,000                  976,950
   UTI Worldwide, Inc. (British Virgin Islands) ..            1,300                  120,692
                                                                                 -----------
                                                                                   1,945,165
                                                                                 -----------
UTILITIES -- 2.1%
   AES Corp.*(g) .................................           12,800                  202,624
   Color Kinetics, Inc.* .........................            2,400                   34,536

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B100

          ------------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
          ------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                            SHARES                (NOTE 2)
                                                           --------             ------------
COMMON STOCKS (CONTINUED)

UTILITIES (CONT'D.)
     Dominion Resources, Inc.(a) .................            6,400              $   494,080
     Duke Energy Corp ............................           32,900                  903,105
     Dynegy, Inc.* ...............................           16,900                   81,796
     E.ON AG (Germany) ...........................            7,728                  799,543
     Edison International ........................           14,700                  641,067
     Energy East Corp. ...........................            4,300                   98,040
     Entergy Corp. ...............................           12,600                  864,990
     Exelon Corp. ................................           22,900                1,216,906
     FirstEnergy Corp. ...........................           13,500                  661,365
     Great Plains Energy, Inc. ...................            3,800                  106,248
     Hong Kong Electric Holdings Ltd.
        (Hong Kong) ..............................           13,500                   66,782
     Iberdrola SA (Spain) ........................            8,732                  238,699
     Interstate Energy Corp. .....................            3,500                   98,140
     NiSource, Inc. ..............................           14,000                  292,040
     NRG Energy, Inc.* ...........................            6,800                  320,416
     OGE Energy Corp. ............................            4,500                  120,555
     Pinnacle West Capital Corp. .................            7,800                  322,530
     PPL Corp ....................................            7,400                  217,560
     Public Service Enterprise Group, Inc.                      800                   51,976
     Sembcorp Industries, Ltd.
        (Singapore) ..............................          120,060                  197,383
     Southern Co. (The) ..........................            5,200                  179,556
     Teco Energy, Inc. ...........................           10,000                  171,800
     Tokyo Electric Power Co. (Japan) ............            9,500                  230,986
     TXU Corp. ...................................            3,000                  150,570
     United Utilities PLC (United Kingdom)                   11,408                  131,699
                                                                                ------------
                                                                                   8,894,992
                                                                                ------------
TOTAL COMMON STOCKS
     (cost $250,112,387) .........................                               290,196,867
                                                                                ------------

                                                         PRINCIPAL
INTEREST            MATURITY                              AMOUNT
  RATE                DATE                                 (000)
----------     -------------------                      -----------
U.S. TREASURY OBLIGATIONS -- 9.1%
U.S. Treasury Bonds
    5.375%          02/15/31                              $     615                  690,818
     6.00%          02/15/26                                  1,050                1,238,180
     6.25%          05/15/30                                    365                  453,313
    6.375%          08/15/27                                    305                  377,831
     7.50%          11/15/16                                    750                  942,070
    7.625%          02/15/25                                    710                  978,303
     8.50%          02/15/20                                    975                1,367,742
U.S. Treasury Inflationary Bonds, TIPS
     2.00%          07/15/14                                  1,205                1,265,983
    2.375%          01/15/25                                  1,100                1,221,450
    3.375%          01/15/07                                    460                  463,378
    3.625%          01/15/08                                    255                  322,774
U.S. Treasury Notes
     3.00%          11/15/07                                  2,000                1,950,156
     3.25%          08/15/07                                    735                  721,707
    3.375%          12/15/08                                  1,965                1,910,886
     3.50%          02/15/10(a)                               1,315                1,271,955
    3.625%          06/15/10                                  1,325                1,285,923
     4.00%     06/15/09 - 02/15/14                            5,595                5,513,479
     4.25%     11/15/13 - 11/15/14                            1,670                1,653,714

                                         MOODY'S           PRINCIPAL
 INTEREST             MATURITY            RATING             AMOUNT                 VALUE
  RATE                  DATE           (UNAUDITED)           (000)                (NOTE 2)
---------         ----------------   --------------       -----------            -----------
    4.75%            05/15/14                               $  2,475             $ 2,535,231
   4.875%            02/15/12                                    465                 477,406
    5.00%            08/15/11                                  6,435               6,641,872
    5.75%            08/15/10(a)                               5,745               6,077,808
                                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
      (cost $39,654,265) ......................                                   39,361,979
                                                                                ------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES -- 8.2%
Federal Home Loan Mortgage Corp.
    4.50%      04/01/19 - 04/01/35                              765                  722,492
   4.545%           09/01/35                                    424                  412,178
   4.549%           09/01/32                                     71                   70,662
   4.721%           08/01/35                                    320                  313,364
    5.00%      12/01/08 - 08/01/35                            3,214                3,157,902
    5.50%      12/01/18 - 12/01/33                            1,463                1,469,774
    6.00%      10/01/09 - 12/01/33                            2,134                2,167,222
    7.00%      11/01/30 - 06/01/32                               94                   97,785
Federal National Mortgage Assoc.
    4.50%      01/01/19 - 02/01/35                            4,819                4,651,020
    4.70%           09/01/35                                    420                  411,738
    5.00%      03/01/18 - 07/01/35                              997                  972,457
    5.50%      01/01/17 - 12/01/34                           12,573               12,501,381
    6.00%      10/01/13 - 11/01/34                            3,996                4,039,504
    6.50%      05/01/17 - 12/01/32                            1,439                1,478,482
    7.00%      01/01/31 - 04/01/32                               11                   12,000
Government National Mortgage Assoc.
   2.946%           03/16/19                                    260                  247,714
    5.00%      07/15/33 - 03/20/34                            1,558                1,534,432
    5.50%           05/20/34                                    335                  336,451
    6.00%      05/15/26 - 01/20/35                              315                  321,941
    6.50%      02/15/28 - 12/20/33                              117                  122,218
    7.00%      03/15/13 - 08/15/26                              278                  290,897
    8.00%      12/15/16 - 07/15/23                               34                   35,591
    8.50%      06/15/16 - 10/15/26                               93                   99,721
    8.50%           01/15/20                                     --(r)                 1,051
    9.50%      10/15/09 - 03/15/19                                4                    3,802
   12.00%           09/15/13                                     --(r)                   166
                                                                                ------------
TOTAL U.S. GOVERNMENT AGENCY
      MORTGAGE-BACKED SECURITIES
      (cost $36,005,952) ......................                                   35,471,945
                                                                                ------------
CORPORATE BONDS -- 7.9%
ADVERTISING
Advanstar Communications, Inc., Gtd. Notes
   12.00%           02/15/11                 Caa2                25                   26,281
Advanstar Communications, Inc.,
   Sec'd. Notes
   10.75%           08/15/10                   B3                50                   54,812
Advanstar, Inc., Gtd. Notes,
   Zero Coupon (until 10/15/05)
   15.00%(v)        10/15/11                   NR                50                   52,313
                                                                                ------------
                                                                                     133,406
                                                                                ------------
AEROSPACE -- 0.1%
Aviall, Inc., Sr. Notes
   7.625%           07/01/11                   B1                50                   51,250

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B101

          ------------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
          ------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                         MOODY'S           PRINCIPAL
 INTEREST             MATURITY            RATING             AMOUNT                 VALUE
  RATE                  DATE           (UNAUDITED)           (000)                (NOTE 2)
---------         ----------------   --------------       -----------           ------------
CORPORATE BONDS (CONTINUED)
AEROSPACE (CONT'D.)
BE Aerospace, Inc., Sr. Sub. Notes
   8.875%           05/01/11                 Caa2          $     75             $     78,750
TransDigm, Inc., Gtd. Notes
   8.375%           07/15/11                   B3                25                   26,313
United Technologies Corp., Sr. Notes
    5.40%           05/01/35                   A2               190                  189,337
Vought Aircraft Industry, Sr. Notes
    8.00%           07/15/11                   B2                25                   23,375
                                                                                ------------
                                                                                     369,025
                                                                                ------------
AUTOMOBILE MANUFACTURERS -- 0.1%
DaimlerChrysler NA Holding Corp.,
   Gtd. Notes
     6.50%          11/15/13                   A3               220                  230,350
Ford Motor Credit Co., Sr. Notes
     5.80%          01/12/09                   A3               315                  274,787
                                                                                ------------
                                                                                     505,137
                                                                                ------------
AUTOMOTIVE PARTS
Rexnord Corp., Gtd. Notes
  10.125%           12/15/12                   B3               125                  134,375
                                                                                ------------
BEVERAGES
Le-Natures, Inc., Sr. Sub. Notes 144A(g)
   10.00%           06/15/13                 Caa1               100                  105,000
                                                                                ------------
BROADCASTING -- 0.1%
Belo Corp., Sr. Unsub. Notes
    8.00%           11/01/08                 Baa3                40                   42,492
Clear Channel Communications, Inc.,
   Sr. Notes
    7.65%           09/15/10                 Baa3               200                  214,085
Fisher Communications, Inc., Sr. Notes
   8.625%           09/15/14                   B2                50                   52,750
News America Inc., Gtd. Notes(g)
    6.20%           12/15/34                 Baa3               120                  119,196
XM Satellite Radio, Inc., Sec'd. Notes
   12.00%           06/15/10                 Caa1                76                   85,310
                                                                                ------------
                                                                                     513,833
                                                                                ------------
BUILDING MATERIALS
Ainsworth Lumber Co., Ltd., Gtd. Notes
    7.25%           01/10/12                   B2                25                   22,500
                                                                                ------------
BUSINESS SERVICES -- 0.1%
Affinity Group, Inc., Sr. Sub. Notes
    9.00%           02/15/12                   B3                50                   49,937
Brand Services, Inc., Gtd. Notes, PIK 144A(g)
   13.00%           10/15/13                   NR                60                   61,907
Brickman Group Ltd., Gtd. Notes, Series B
   11.75%           12/15/09                   B2                50                   55,375
Invensys PLC, Sr. Notes 144A(g)
   9.875%           03/15/11                   B3                50                   49,500
                                                                                ------------
                                                                                     216,719
                                                                                ------------
CABLE TELEVISION -- 0.2%
AT&T Broadband Corp., Gtd. Notes
   8.375%           03/15/13                 Baa2               205                  237,283
Charter Communications Operating LLC,
   Sr. Notes 144A(g)
    8.00%           04/30/12                   B2               100                   99,500
Cox Communication, Inc.,Notes
    7.75%           11/01/10                 Baa3               235                  254,521
Echostar DBS Corp., Gtd. Notes
   6.625%           10/01/14                  Ba3                50                   47,938
General Cable Corp., Sr. Notes
    9.50%           11/15/10                   B2                25                   26,500
Mediacom Broadband LLC, Gtd. Notes
   11.00%           07/15/13                   B2                50                   53,750
Rogers Cable, Inc., Sec'd. Notes
   (Canada)(l)
    5.50%           03/15/14                  Ba3               165                  154,481
                                                                                ------------
                                                                                     873,973
                                                                                ------------
CHEMICALS -- 0.1%
Arco Chemical Co., Debs.
    9.80%           02/01/20                   B1                25                   28,063
Crystal US Holdings, Sr. Disc. Notes,
   Zero Coupon (Until 10/01/09)
   10.50%(v)        10/01/14                 Caa2                --(r)                24,008
Dow Chemical Corp., Notes
   6.125%           02/01/11                   A3               115                  120,418
Equistar Chemicals LP, Notes
    8.75%           02/15/09                   B2                75                   78,937
Huntsman LLC, Gtd. Notes
  11.625%           10/15/10                   B1                65                   74,019
IMC Global, Inc., Sr. Notes
  10.875%           08/01/13                  Ba3                25                   28,719
Lyondell Chemical Co., Gtd. Notes
    9.50%           12/15/08                   B1                29                   30,378
Lyondell Chemical Co., Sec'd. Notes
Series A
   9.625%           05/01/07                   B1                50                   52,187
Resolution Perfomance LLC, Sec'd. Notes
    9.50%           04/15/10                   B3                75                   75,937
                                                                                ------------
                                                                                     512,666
                                                                                ------------
CLOTHING & APPAREL
Anvil Holdings, Inc., Co. Gtd., PIK(g)
   13.00%           03/15/09                    D                 2                    9,828
Dyersburg Corp., Gtd. Notes, Series B 144A
    9.75%           09/01/07                    NR               175                      --
                                                                                ------------
                                                                                       9,828
                                                                                ------------
CONGLOMERATES -- 0.1%
Tyco International Group, Gtd. Notes
   6.375%           10/15/11                  Baa3              225                  233,684
                                                                                ------------
CONSTRUCTION
D.R. Horton, Inc., Notes
   4.875%           01/15/10                  Baa3              200                  194,293
                                                                                ------------
CONSUMER PRODUCTS -- 0.1%
McCormick & Co., Sr. Unsec'd. Notes
    5.20%           12/15/15                   A2               175                  176,364
Plains E&P Co., Sr. Sub. Notes
    8.75%           07/01/12                   B2                25                   26,938

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B102

          ------------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
          ------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                         MOODY'S           PRINCIPAL
INTEREST              MATURITY            RATING             AMOUNT                 VALUE
  RATE                  DATE           (UNAUDITED)           (000)                (NOTE 2)
---------         ----------------   --------------       -----------           ------------
CORPORATE BONDS (CONTINUED)
CONSUMER PRODUCTS (CONT'D.)
Spectrum Brands, Inc., Gtd. Notes
   7.375%           02/01/15                   B3          $     50             $     41,750
                                                                                ------------
                                                                                     245,052
                                                                                ------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
Bunge Ltd. Finance Corp., Co. Gtd. Notes
   4.375%           12/15/08                 Baa2               205                  201,463
Coinmach Corp., Sr. Notes
    9.00%           02/01/10                  CCC+(d)            54                   56,565
Jostens IH Corp., Gtd. Notes
   7.625%           10/01/12                   B3                50                   50,250
Procter & Gamble Co., Sr. Notes
    4.95%           08/15/14                  Aa3               375                  375,860
                                                                                ------------
                                                                                     684,138
                                                                                ------------
CONTAINERS & PACKAGING -- 0.1%
BWAY Corp., Sr. Sub. Notes
   10.00%           10/15/10                   B3                50                   52,250
Graham Packaging International Corp.,
   Sr. Sub. Notes(a)
    9.50%           08/15/13                   B3                25                   23,875
Jefferson Smurfit Corp., Gtd. Notes(a)
    8.25%           10/01/12                   B2                25                   24,000
Owens-Brockway Glass Containers Inc.,
    Gtd. Notes
    7.75%           05/15/11                   B1                25                   26,094
   8.875%           02/15/09                   B1               150                  156,562
Owens-Brockway Glass Containers Inc.,
   Sec'd. Notes
    8.75%           11/15/12                   B1                25                   26,875
Owens-Illinois, Inc., Sr. Notes
    7.35%           05/15/08                   B3                25                   25,313
Sealed Air Corp., Sr. Notes 144A(g)
   5.375%           04/15/08                 Baa3               145                  145,544
Silgan Holdings, Inc., Sr. Sub. Notes
    6.75%           11/15/13                   B1                25                   24,875
                                                                                ------------
                                                                                     505,388
                                                                                ------------
DIVERSIFIED OPERATIONS
Leucadia National Corp., Sr. Notes
    7.00%           08/15/13                  Ba2                75                   74,625
                                                                                ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.1%
El Paso Electric Co., Sr. Unsec'd. Notes
    6.00%           05/15/35                 Baa3               190                  190,088
Freescale Semiconductor, Inc., Sr. Notes
   7.125%           07/15/14                  Ba2               100                  106,500
Sanmina - SCI Corp., Gtd. Notes
  10.375%           01/15/10                  Ba2                25                   27,625
STATS ChipPAC, Ltd., Gtd. Notes
    6.75%           11/15/11                  Ba2                25                   24,125
Telex Communications Holdings, Inc.,
   Sec'd. Notes(g)
   11.50%           10/15/08                   B3                75                   79,875
                                                                                ------------
                                                                                     428,213
                                                                                ------------
ENTERTAINMENT -- 0.1%
Time Warner Inc., Debs.
   8.375%           03/15/23                 Baa1               190                  219,700
                                                                                ------------
ENTERTAINMENT & LEISURE -- 0.2%
AMF Bowling Worldwide, Inc., Sr. Sub. Notes
   10.00%           03/01/10                   B3                75                   74,344
Cinemark USA, Inc., Sr. Sub. Notes
    9.00%           02/01/13                   B3                25                   26,437
GTECH Holdings Corp., Gtd. Notes
    4.50%           12/01/09                 Baa1               215                  198,171
K2, Inc., Sr. Notes
   7.375%           07/01/14                  Ba3                75                   74,625
Mohegan Tribal Gaming Authority, Gtd. Notes
   6.875%           02/15/15                  Ba3                25                   25,188
Penn National Gaming, Inc., Sr. Sub. Notes(a)
    6.75%           03/01/15                   B3                25                   24,563
Resorts International Hotel & Casino, Inc.,
   Gtd. Notes
   11.50%           03/15/09                   B2                25                   27,687
Six Flags, Inc., Sr. Notes
   8.875%           02/01/10                 Caa1                25                   24,375
Speedway Motorsports, Inc., Sr. Sub. Notes
    6.75%           06/01/13                  Ba2                50                   50,625
Time Warner Entertainment Co., Debs.
    7.25%           09/01/08                 Baa1               250                  261,671
Town Sports International, Inc., Gtd. Notes
   9.625%           04/15/11                   B2                25                   26,188
Warner Music Group, Sr. Sub. Notes
   7.375%           04/15/14                   B3                75                   74,437
                                                                                ------------
                                                                                     888,311
                                                                                ------------
ENVIRONMENTAL
Allied Waste North America, Sr. Notes
    8.50%           12/01/08                   B2               100                  105,000
                                                                                ------------
ENVIRONMENTAL SERVICES
Allied Waste North America, Inc., Sr. Notes
   7.875%           04/15/13                   B2                25                   25,813
Casella Waste Systems, Inc., Sr. Sub. Notes
    9.75%           02/01/13                   B3               100                  105,250
                                                                                ------------
                                                                                     131,063
                                                                                ------------
FINANCE
Kinder Morgan Finance, Gtd. Notes
    5.70%           01/05/16                 Baa2               190                  191,643
                                                                                ------------
FINANCIAL - BANK & TRUST -- 0.5%
ABN AMRO Bank NV, Sub. Notes
   7.125%           06/18/07                   A1               145                  149,232
BAC Capital Trust VI, Gtd. Bonds
   5.625%           03/08/35                  Aa3               240                  232,941
Bank of America Corp., Sr. Notes
   4.875%           09/15/12                  Aa2               225                  223,437
Bank of Nova Scotia, Sub. Debs.
   (Canada)(l)
    6.25%           09/15/08                   A1                50                   51,748
BB&T Corp., Sub. Notes
    6.50%           08/01/11                   A1               260                  278,812
Citigroup, Inc., Sub. Notes
    5.00%           09/15/14                    A+(d)           375                  369,133

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B103

          ------------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
          ------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                         MOODY'S           PRINCIPAL
INTEREST              MATURITY            RATING             AMOUNT                 VALUE
  RATE                  DATE           (UNAUDITED)           (000)                (NOTE 2)
---------         ----------------   --------------       -----------           ------------
CORPORATE BONDS (CONTINUED)
FINANCIAL - BANK & TRUST (CONT'D.)
International Nederland Bank NV,
   Sub. Notes (Netherlands) 144A(l)
   5.125%           05/01/15                  Aa3         $     250             $    249,829
Northern Trust Co., Sub. Notes
    4.60%           02/01/13                   A1               115                  112,393
Wachovia Corp., Sub. Notes
    6.40%           04/01/08                   A1                80                   82,678
Webster Financial Corp., Sr. Notes
   5.125%           04/15/14                 Baa3               180                  176,833
                                                                                ------------
                                                                                   1,927,036
                                                                                ------------
FINANCIAL - BROKERAGE -- 0.1%
Legg Mason, Inc., Sr. Notes
    6.75%           07/02/08                   A3               100                  104,105
Lehman Brothers Holdings, Inc., Notes
    3.50%           08/07/08                   A1               305                  294,371
Merrill Lynch & Co. Inc., Notes
    4.25%           02/08/10                  Aa3               200                  194,545
                                                                                ------------
                                                                                     593,021
                                                                                ------------
FINANCIAL SERVICES -- 1.4%
American General Financial, Notes
    5.40%           12/01/15                   NR               230                  229,270
Arch Western Finance LLC, Sr. Notes
    6.75%           07/01/13                  Ba3                50                   50,938
Bank One Corp., Sub. Notes
    5.25%           01/30/13                   A1               270                  270,422
Capital One Bank, Sub. Notes
    6.50%           06/13/13                 Baa3               280                  297,483
CIT Group, Inc., Sr. Notes
    5.00%           02/01/15                   A2               330                  322,029
Couche-Tard Corp., Sr. Sub. Notes
    7.50%           12/15/13                  Ba3                50                   51,500
Countrywide Home Loans, Inc., Notes
   4.125%           09/15/09                   A3               280                  269,710
Dollar Financial Group Inc., Gtd. Notes
    9.75%           11/15/11                   B3                75                   77,250
Duke Capital LLC, Sr. Notes
   4.302%           05/18/06                 Baa3               100                   99,762
Erac USA Finance Co., Bonds
   144A(g)
    5.60%           05/01/15                 Baa1               185                  184,232
Ford Motor Credit Co., Notes
    5.29%           11/16/06                   A3               105                  101,951
Franklin Resources, Inc., Notes
    3.70%           04/15/08                   A2                55                   53,608
General Electric Capital Corp., Notes
    6.00%           06/15/12                  Aaa               185                  194,840
   6.125%           02/22/11                  Aaa               280                  294,574
Goldman Sachs Group, Inc., Gtd. Notes
   6.345%           02/15/34                   A1               380                  399,203
HBOS PLC, Sub. Notes
   (United Kingdom) 144A(l)
    6.00%           11/01/33                  Aa3               170                  179,614
HSBC Finance Corp., Notes
    5.00%           06/30/15                   A1               240                  233,380
Huntington National Bank, Sr. Notes
   4.375%           01/15/10                   A2               210                  205,857
International Lease Finance Corp.,
   Unsec'd. Notes
   5.125%           11/01/10                   A1               100                   99,573
International Lease Finance Corp., Notes
   6.375%           03/15/09                   A1                85                   88,285
iStar Financial, Inc., Sr. Notes
   5.125%           04/01/11                 Baa3               200                  194,878
John Deere Capital Corp., Notes
    7.00%           03/15/12                   A3               190                  209,856
John Hancock Global Funding II,
   Notes 144A(g)
   5.625%           06/27/06                  Aa3               240                  240,859
JSG Funding PLC., Sr. Sub Notes
    7.75%           04/01/15                 Caa1                50                   41,500
MBNA America Bank NA, Notes
   4.625%           08/03/09                 Baa1               190                  188,515
MBNA America Bank NA, Sub. Notes
   7.125%           11/15/12                 Baa2                80                   89,432
Orion Power Holdings, Inc., Sr. Notes
   12.00%           05/01/10                   B2                75                   84,750
Residential Capital Corp., Gtd. Notes
   6.125%           11/21/08                 Baa3               120                  120,292
Student Loan Marketing Assoc., Notes
    4.29%           04/01/09                   A2               155                  149,804
    4.40%           01/26/09                   A2               225                  225,510
US Bancorp, Sr. Notes
    4.50%           07/29/10                  Aa2               275                  270,157
Verizon Global Funding Corp., Notes
     7.75%          12/01/30                   A2               165                  196,128
Wells Fargo & Co., Notes
   4.564%           03/23/07                  Aa1               225                  225,217
                                                                                ------------
                                                                                   5,940,379
                                                                                ------------
FOOD -- 0.1%
Agrilink Foods, Inc., Gtd. Notes 144A(g)
  11.875%           11/01/08                   B3                25                   25,500
B&G Foods Holding Corp., Sr. Notes
    8.00%         10/01/11                     B2               125                  127,500
Del Monte Corp., Sr. Sub. Notes 144A
    6.75%           02/15/15                   B2                25                   24,375
Kraft Foods, Inc., Sr. Unsec'd. Notes
   5.625%           11/01/11                   A3               195                  200,070
Wornick Co., Sec'd. Notes
  10.875%           07/15/11                    B+(d)            50                   51,250
Wrigley, (Wm., Jr.) Co., Notes
    4.65%           07/15/15                    A+(d)            75                   73,028
                                                                                ------------
                                                                                     501,723
                                                                                ------------
FURNITURE

Sealy Mattress Co., Sr. Sub. Notes(a)
    8.25%         06/15/14                     B3                50                   51,500
                                                                                ------------
HEALTHCARE SERVICES -- 0.1%
Concentra Operating Corp., Gtd. Notes
    9.50%         08/15/10                     B3                25                   25,875

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B104

          ------------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
          ------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                         MOODY'S           PRINCIPAL
INTEREST              MATURITY            RATING             AMOUNT                 VALUE
  RATE                  DATE           (UNAUDITED)           (000)                (NOTE 2)
---------         ----------------   --------------       -----------           ------------
CORPORATE BONDS (CONTINUED)
HEALTHCARE SERVICES (CONT'D.)
Concentra Operating Corp., Sr. Sub. Notes
   9.125%           06/01/12                   B3         $      75             $     77,250
Genesis HealthCare Corp., Sr. Sub. Notes
    8.00%           10/15/13                   B3                75                   78,937
Highmark, Inc., Notes 144A(g)
    6.80%           08/15/13                 Baa3               145                  156,981
Tenet Healthcare Corp., Sr. Notes
   9.875%           07/01/14                   B3                25                   25,313
Vanguard Health Holdings Co. LLC II,
   Sr. Sub. Notes
    9.00%           10/01/14                 Caa1                50                   53,125
                                                                                ------------
                                                                                     417,481
                                                                                ------------
HOTELS & MOTELS -- 0.1%
Harrahs Operating Co., Inc., Gtd. Notes
    5.50%           07/01/10                 Baa3               100                   99,960
Hilton Hotels Corp., Notes
   7.625%           12/01/12                 Baa3                25                   26,962
Host Marriott L.P., Gtd. Notes
    9.50%           01/15/07                  Ba3                50                   51,750
Mandalay Resort Group, Sr. Sub. Notes
   10.25%           08/01/07                  Ba3                50                   53,313
MGM Mirage, Inc., Gtd. Notes
    9.75%           06/01/07                  Ba3                25                   26,344
                                                                                ------------
                                                                                     258,329
                                                                                ------------
INDUSTRIAL PRODUCTS -- 0.1%
Brand Services, Inc., Gtd. Notes
   12.00%           10/15/12                   B3                75                   78,750
Collins & Aikman Corp., Gtd. Notes
    9.75%           02/15/10                 Caa1                75                   66,000
Massey Energy Co., Sr. Notes
   6.625%           11/15/10                  Ba3                75                   76,219
Mobile Mini, Inc., Sr. Notes
    9.50%           07/01/13                   B2                75                   82,406
                                                                                ------------
                                                                                     303,375
                                                                                ------------
INSURANCE -- 0.5%
Ace INA Holdings, Inc., Notes
   5.875%           06/15/14                   A3               155                  160,338
Allstate Financial Global Funding LLC,
   Notes 144A(g)
    5.25%           02/01/07                  Aa2               180                  180,415
Fund American Cos., Inc., Notes
   5.875%           05/15/13                 Baa2               195                  196,767
Genworth Financial, Inc., Notes
    5.75%           06/15/14                   A2               185                  193,087
Metlife, Inc., Sr. Notes
   6.125%           12/01/11                   A2               200                  211,932
Nationwide Financial Services, Inc.,
   Sr. Notes
    5.90%           07/01/12                   A3               205                  213,726
Nationwide Mutual Insurance Co.,
   Bonds 144A(g)
    6.60%           04/15/34                   A2               105                  105,658
NLV Financial Corp., Sr. Notes 144A(g)
    7.50%           08/15/33                 Baa3               120                  132,867
Principal Life Global Funding I,
   Notes 144A(g)
   5.125%           10/15/13                  Aa2               185                  186,772
Security Benefit Life Insurance Co.,
   Notes 144A(g)
    7.45%           10/01/33                 Baa1                80                   93,200
Transamerica Capital II Co., Co. Gtd. 144A(g)
    7.65%           12/01/26                 Baa1                95                  111,060
Transatlantic Holdings, Sr. Notes
    5.75%           12/14/15                   A2               150                  152,148
                                                                                ------------
                                                                                   1,937,970
                                                                                ------------
MACHINERY & EQUIPMENT
Dresser-Rand Group, Inc.,
   Sr. Sub. Notes 144A(g)
   7.375%           11/01/14                   B3                22                   22,660
JLG Industries, Inc., Sr. Sub. Notes
   8.375%           06/15/12                   B3               100                  105,500
Manitowoc Co., Inc., Gtd. Notes
   7.125%           11/01/13                   B1                50                   51,375
                                                                                ------------
                                                                                     179,535
                                                                                ------------
MEDIA
News America, Inc., Co. Gtd. Notes
    6.40%           12/15/35                 Baa2               200                  201,587
                                                                                ------------
MEDIA - BROADCASTING & RADIO
Comcast Corp., Sr. Unsec'd. Notes
    6.50%           11/15/35                 Baa2               100                  101,906
                                                                                ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.3%
Abbott Laboratories, Notes
   5.625%           07/01/06                   A1               360                  361,673
Fresenius Medical Care Capital Trust II,
   Gtd. Notes
   7.875%           02/01/08                  Ba2               250                  258,125
Genentech, Inc., Notes
    4.75%           07/15/15                   A1               165                  160,561
Medtronic, Inc., Notes 144A
    4.75%           09/15/15                   A1               260                  252,702
VWR International, Inc., Sr. Notes
   6.875%           04/15/12                   B3                25                   24,812
Warner Chilcott Corp., Gtd. Notes 144A(g)
    8.75%           02/01/15                 Caa1                50                   46,000
                                                                                ------------
                                                                                   1,103,873
                                                                                ------------
METALS & MINING -- 0.2%
Autocam Corp., Sr. Sub. Notes
  10.875%           06/15/14                 Caa2                50                   34,750
Freeport-McMoRan Resource Partners, Inc.
   L.P., Sr. Notes
    7.00%           02/15/08                  Ba3               175                  178,500
Hawk Corp., Sr. Notes(g)
    8.75%           11/01/14                   B2                50                   50,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B105

          ------------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
          ------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                         MOODY'S           PRINCIPAL
INTEREST              MATURITY            RATING             AMOUNT                 VALUE
  RATE                  DATE           (UNAUDITED)           (000)                (NOTE 2)
---------         ----------------   --------------       -----------           ------------
CORPORATE BONDS (CONTINUED)
METALS & MINING (CONT'D.)
Neenah Corp., Sec'd. Notes 144A(g)
   11.00%           09/30/10                   B2         $      25             $     27,375
Newmont Mining Corp., (Unsec'd. Notes)
   5.875%           04/01/35                 Baa1               245                  241,771
Russel Metals, Inc., Sr. Notes (Canada)(l)
   6.375%           03/01/14                  Ba3                75                   72,750
Valmont Industries, Inc., Gtd. Notes
   6.875%           05/01/14                  Ba3                50                   50,375
                                                                                ------------
                                                                                     656,021
                                                                                ------------
OIL & GAS -- 0.8%
Amerada Hess Corp., Bonds
   7.875%           10/01/29                  Ba1               135                  163,469
ANR Pipeline Co., Notes
   8.875%           03/15/10                   B1                25                   26,718
Atmos Energy Corp., Notes
    4.00%           10/15/09                 Baa3               210                  201,395
Baker Hughes, Inc., Sr. Notes
   6.875%           01/15/29                   A2               200                  237,129
Chesapeake Energy Corp., Sr. Notes
    7.00%           08/15/14                  Ba3                25                   25,875
ConocoPhillips, Gtd. Bonds
    5.90%           10/15/32                   A3               245                  262,942
Denbury Resources, Inc., Gtd. Notes
    7.50%           04/01/13                   B2                75                   76,125
Devon Financing Corp. ULC., Gtd. Notes
   6.875%           09/30/11                 Baa2               240                  262,520
Diamond Offshore Drilling, Inc., Sr. Notes
   4.875%           07/01/15                 Baa2               150                  146,603
    5.15%           09/01/14                 Baa2               125                  124,991
Duke Capital LLC, Sr. Notes
    6.25%           02/15/13                 Baa3               125                  130,178
Dynegy-Roseton Danskammer Corp.,
   Gtd. Notes
    7.27%           11/08/10                 Caa2                50                   50,375
EnCana Holdings Finance Corp., Gtd. Notes
    5.80%           05/01/14                 Baa2               200                  208,473
Ferrellgas Partners L.P., Sr. Notes
    8.75%           06/15/12                   B2               100                   99,000
Forest Oil Corp., Sr. Notes
    8.00%           12/15/11                  Ba3                25                   27,313
Halliburton Co., Notes
    5.50%           10/15/10                 Baa2               265                  270,661
Hanover Compressor Co., Sr. Notes
    9.00%           06/01/14                   B3                25                   27,250
Hilcorp Energy I L.P., Sr. Notes 144A(g)
   10.50%           09/01/10                   B3                75                   83,063
Magnum Hunter Resources, Inc., Gtd. Notes
    9.60%           03/15/12                  Ba3                33                   35,805
Panhandle Eastern Pipe Line Co., Sr. Notes
    4.80%           08/15/08                 Baa3                70                   69,208
Pemex Project Funding Master Trust,
   Gtd. Notes(g)
   7.375%           12/15/14                 Baa1               125                  138,875
Pemex Project Funding Master Trust,
   Gtd. Notes 144A
   5.791%           06/15/10                 Baa1               190                  196,650
Petro-Canada, Notes
    5.95%           05/15/35                 Baa2               185                  187,669
TGT Pipeline LLC, Notes . Notes
    5.50%           02/01/17                 Baa2                55                   54,548
Transocean, Inc., Unsec'd. Notes
    7.50%           04/15/31                 Baa2               110                  138,595
                                                                                ------------
                                                                                   3,245,430
                                                                                ------------
PAPER & FOREST PRODUCTS
Boise Cascade LLC, Gtd. Notes
   7.125%           10/15/14                   B2               100                   93,250
Celulosa Arauco y Constitucion SA, Notes
   5.125%           07/09/13                 Baa2               160                  154,668
Graphic Packaging International Corp.,
   Sr. Notes
    8.50%           08/15/11                   B2                25                   25,063
                                                                                ------------
                                                                                     272,981
                                                                                ------------
PHARMACEUTICALS
Amgen, Inc., Sr. Notes
    4.00%           11/18/09                   A2               125                  121,214
                                                                                ------------
PRINTING & PUBLISHING -- 0.1%
CanWest Media, Inc., Gtd. Notes
    8.00%           09/15/12                   B2               137                  140,419
Dex Media East LLC, Gtd. Notes
   9.875%           11/15/09                   B1                25                   27,031
  12.125%           11/15/12                   B2                98                  114,660
Houghton Mifflin Co., Sr. Notes
    8.25%           02/01/11                   B3                25                   25,813
Sun Media Corp., Gtd. Notes (Canada)(l)
   7.625%           02/15/13                  Ba3                50                   51,250
                                                                                ------------
                                                                                     359,173
                                                                                ------------
RAILROADS -- 0.1%
Canadian National Railway Co., Bonds
    6.25%           08/01/34                 Baa1               195                  216,968
Norfolk Southern Corp., Sr. Notes
    6.00%           04/30/08                 Baa1               250                  254,733
                                                                                ------------
                                                                                     471,701
                                                                                ------------
REAL ESTATE INVESTMENT TRUST -- 0.4%
Archstone-Smith Operating Trust,
   Sr. Unsec'd. Notes
    5.25%           05/01/15                 Baa1               180                  177,510
Centex Corp., Notes
    5.45%           08/15/12                 Baa2               200                  196,591
Developers Diversified Realty Corp., Notes
   3.875%           01/30/09                 Baa3               145                  139,278
Lennar Corp., Sr. Unsec'd 144A
    5.60%           05/31/15                   NR               145                  140,001
MDC Holdings, Inc., Co. Gtd.
    5.50%           05/15/13                 Baa3               260                  251,866
NVR, Inc., Sr. Notes
    5.00%           06/15/10                 Baa3               150                  145,295
Omega Healthcare Investors, Inc., Sr. Notes
    7.00%           04/01/14                   B1                50                   50,188

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B106

          ------------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
          ------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                         MOODY'S           PRINCIPAL
INTEREST              MATURITY            RATING             AMOUNT                 VALUE
  RATE                  DATE           (UNAUDITED)           (000)                (NOTE 2)
---------         ----------------   --------------       -----------           ------------
CORPORATE BONDS (CONTINUED)
REAL ESTATE INVESTMENT TRUST (CONT'D.)
Pulte Homes, Inc., Gtd. Notes
   7.875%           08/01/11                 Baa3          $    150             $    164,786
Simon Property Group L.P., Notes
    3.75%           01/30/09                 Baa2               190                  182,342
WCI Communities, Inc., Gtd. Notes
   9.125%           05/01/12                  Ba3                50                   49,750
                                                                                ------------
                                                                                   1,497,607
                                                                                ------------
RESTAURANTS -- 0.1%
Real Mex Restaurants, Inc., Gtd. Notes
   10.00%           04/01/10                   B2                25                   26,625
Yum! Brands, Inc., Sr. Notes
    7.70%           07/01/12                 Baa3               185                  204,412
                                                                                ------------
                                                                                     231,037
                                                                                ------------
RETAIL & MERCHANDISING -- 0.1%
Adesa, Inc., Sr. Sub. Notes
   7.625%           06/15/12                   B1                50                   49,750
Jean Coutu Group PJC, Inc., Sr. Notes
   (Canada)(l)
   7.625%           08/01/12                   B2                75                   73,875
Kroger Co., Gtd. Notes
    8.05%           02/01/10                 Baa2               180                  195,440
Pantry, Inc., Sr. Sub. Notes
    7.75%           02/15/14                   B3                50                   50,000
Wal-Mart Stores Inc., Bonds
    5.25%           09/01/35                  Aa2               200                  194,135
                                                                                ------------
                                                                                     563,200
                                                                                ------------
TELECOMMUNICATIONS -- 0.5%
America Movil SA de CV, Co. Gtd. Notes
    5.50%           03/01/14                   A3               115                  113,574
Centennial Cellular Operating Co., Gtd. Notes
  10.125%           06/15/13                 Caa1                50                   54,375
Echostar DBS Corp., Sr. Notes
   9.125%           01/15/09                  Ba3                 3                    3,139
Eircom Funding, Gtd. Notes (Ireland)(l)
    8.25%           08/15/13                   B1               100                  107,000
France Telecom SA, Notes
    8.00%           03/01/11                 Baa1               155                  173,126
Horizon PCS, Inc., Co. Gtd. Notes
  11.375%           07/15/12                   B3                25                   28,687
iPCS Escrow Co., Sr. Notes
   11.50%           05/01/12                   B3                50                   57,375
New Cingular Wireless Services, Inc.,
   Sr. Notes
    8.75%           03/01/31                 Baa2               170                  225,219
Rogers Wireless Inc., Sr. Sub. Notes
   (Canada)(a)(l)
    8.00%           12/15/12                   B2               150                  158,812
Rogers Wireless, Inc., Sec'd. Notes
   (Canada)(l)
   9.625%           05/01/11                  Ba3                75                   86,250
SBC Communications
    5.10%           09/15/14                   A2               155                  151,417
    5.30%           11/15/10                   A2               130                  130,394
Sprint Capital Corp., Gtd. Notes
   6.875%           11/15/28                 Baa2               295                  322,344
Telecom Italia Capital SA, Gtd. Notes
    5.25%           11/15/13                 Baa2               155                  152,097
Telefonos de Mexico SA, Notes 144A
    5.50%           01/27/15                   A3               150                  147,975
TELUS Corp., Notes
    8.00%           06/01/11                 Baa3               245                  274,660
Time Warner Telecom, Inc., Sr. Notes
  10.125%           02/01/11                   B3                50                   52,375
UbiquiTel Operating Co., Sr. Notes
   9.875%           03/01/11                 Caa1                75                   83,062
US Unwired, Inc., Sec'd. Notes
   10.00%           06/15/12                 Caa1                50                   56,250
                                                                                ------------
                                                                                   2,378,131
                                                                                ------------
THEATERS & ENTERTAINMENT
LCE Acquisition Corp., Gtd. Notes
    9.00%           08/01/14                   B3                50                   50,500
                                                                                ------------
TRANSPORTATION -- 0.1%
CHC Helicopter Corp., Sr. Sub. Notes
   7.375%           05/01/14                   B2                25                   25,281
Petroleum Helicopters, Inc., Gtd. Notes,
   Series B
   9.375%           05/01/09                   B1                75                   79,031
Union Tank Car Co., Notes
   7.125%           02/01/07                   A2               150                  153,658
                                                                                ------------
                                                                                     257,970
                                                                                ------------
UTILITIES -- 0.7%
AES Corp., Sec'd. Notes 144A
    9.00%           05/15/15                  Ba3               100                  109,500
AES Corp., Sr. Notes
    7.75%           03/01/14                   B1                25                   26,219
   8.875%           02/15/11                   B1               125                  135,156
Alabama Power Co., Sr. Notes
    4.58%           08/25/09                   A2               175                  175,394
Allegheny Energy Supply Co. LLC, Notes
    7.80%           03/15/11                   B2                25                   27,250
Black Hills Corp., Notes
    6.50%           05/15/13                 Baa3               150                  153,636
CE Electric UK Funding Co., Sr. Notes
   (United Kingdom) 144A(g)(l)
   6.995%           12/30/07                 Baa2               155                  158,834
Centerpoint Energy, Inc. Sr. Notes
    7.25%           09/01/10                  Ba2               135                  144,820
CMS Energy Corp., Sr. Notes
    8.50%           04/15/11                   B1               400                  435,500
Edison Mission Energy, Sr. Notes
   9.875%           04/15/11                   B1               100                  116,625
Exelon Generation Co. LLC, Notes
    5.35%           01/15/14                 Baa1               155                  154,538
FirstEnergy Corp., Notes
    6.45%           11/15/11                 Baa3               200                  211,999

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B107

          ------------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
          ------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                         MOODY'S           PRINCIPAL
INTEREST              MATURITY            RATING             AMOUNT                 VALUE
  RATE                  DATE           (UNAUDITED)           (000)                (NOTE 2)
---------         ----------------   --------------       -----------           ------------
CORPORATE BONDS (CONTINUED)
UTILITIES (CONT'D.)
Pacific Gas & Electric Corp., Unsec'd. Notes
    6.05%           03/01/34                 Baa1          $    150             $    155,244
Pinnacle West Capital Corp., Sr. Notes
    6.40%           04/01/06                 Baa2               150                  150,656
PPL Capital Funding, Gtd. Notes
    4.33%           03/01/09                 Baa3               190                  184,770
Progress Energy, Inc., Sr. Notes
    6.75%           03/01/06                 Baa2               130                  130,408
Public Service Co. of New Mexico, Sr. Notes
    4.40%           09/15/08                 Baa2               245                  239,921
Utilicorp Canada Finance Corp.,
   Gtd. Notes (Canada)(l)
    7.75%           06/15/11                   B2                25                   25,563
Westar Energy, Inc., First Mortgage
    5.10%           07/15/20                 Baa3               110                  105,148
Williams Cos., Inc., Notes
    8.75%           03/15/32                   B1                25                   29,000
WPD Holdings UK, Jr. Unsub. Notes 144A(g)
   6.875%           12/15/07                 Baa3               110                  112,728
                                                                                ------------
                                                                                   2,982,909
                                                                                ------------
TOTAL CORPORATE BONDS
     (cost $34,030,720) .......................                                   33,903,161
                                                                                ------------
COLLATERALIZED MORTGAGE
OBLIGATIONS -- 3.4%
Banc of America Commercial Mortgage, Inc.,
   Series 2003-1, Class A2
   4.648%           09/11/36                  AAA(d)            350                  340,649
Banc of America Commercial Mortgage, Inc.,
   Series 2004-6, Class A1
   3.801%           12/10/42                  AAA(d)             88                   86,494
Banc of America Mortgage Securities
   Series 2005-J, Class 2A1
   5.112%           11/25/35                  Aaa               532                  527,702
Banc of America Mortgage Securities
   Series 2004-A, Class 2A2
    4.12%           02/25/34                  AAA(d)            258                  252,926
Bank of America Mortgage Securities
     Series 2004-D, Class 2A2
   4.209%           05/25/34                  Aaa               104                  101,651
     Series 2003-L, Class 2A2
   4.264%           01/25/34                  Aaa               446                  438,673
     Series 2004-H, Class 2A2
   4.765%           09/25/34                  Aaa               150                  148,065
     Series 2004-I, Class 3A2
   4.931%          10/25/34                   Aaa               162                  158,962
Bear Stearns Commercial Mortgage
     Securities
     Series 2004-Pwr6, Class A1
   3.688%           11/11/41                  Aaa                63                   61,878
     Series 2004-T14, Class A2
     4.17%          01/12/41                  Aaa               900                  879,275
     Series 2005-Pwr8, Class A4
   4.674%           06/11/41                  Aaa               300                  288,845
     Series 2005-Pwr9, Class Aab
   4.804%           09/15/42                  Aaa               400                  392,250
Bear Stearns Commercial Mortgage
   Securities Series 2005-T20, Class A1
    4.94%           10/12/42                  Aaa               442                  441,640
Citigroup/Deutche Bank Commercial
   Mortgage Trust, Series 2004-C2, Class AJ
   5.224%           09/15/20                  Aaa               300                  299,731
Citigroup Commercial Mortgage Trust,
   Series 2004-C2, Class A1
   3.787%           10/15/41                  Aaa                63                   62,151
Commercial Mortgage Pass-Through
   Certification, Series 2005-LP5, Class A1
   4.235%           05/10/43                  Aaa               246                  242,599
CS First Boston Mortgage Securities Corp.,
   Series 2005-C1, Class A2
   4.609%           02/15/38                  Aaa             1,175                1,154,581
Fannie Mae REMIC Trust
   Series 2003-40, Class NI
    5.50%           05/25/27                                    623                  626,952
Fannie Mae, Series 2003-40, Class NI
   Zero       04/01/33                                          101                    6,631
Federal National Mortgage Assoc.
   Series 2003-40, Class NI/IO
    6.00%           01/01/34                                     68                   68,270
Federal National Mortgage Assoc.
     Series 2003-92, Class NM
    3.50%           04/25/13                                    300                  293,186
   Series 2002-74, Class Pj
    5.00%           03/25/15                                    575                  573,985
    6.00%           11/01/33                                    321                  324,439
   Series 319, Class 2, IO
    6.50%           02/01/32                                     71                   15,908
Freddie Mac
   Series 2631, Class PC
    4.50%       07/15/11 - 03/15/16                           1,375                  761,176
   Series 2614, Class IH, IO
    4.50%           05/15/16                                    390                   54,632
     Series 2686, Class JG
    5.50%           04/15/28                                    800                  802,769
GE Capital Commercial Mortgage Corp.
   5.082%           11/10/45                  Aaa               350                  351,416
General Electric Capital Commercial
   Mortgage Corp., Series 2001-1, Class A2
   6.531%           05/15/33                  Aaa               390                  414,508
GMAC Commercial Mortgage Securities, Inc.,
   Series 2001-C2, Class A2
    6.70%           04/15/34                  AAA(d)            375                  401,866
Government National Mortgage Assoc.,
   Series 2004-23, Class B
    5.50%           10/20/32                                    106                  106,414
    5.50%               TBA                                     183                  183,543
Greenwich Capital Commercial Funding
   Corp. Series 2004-GG1A, Class A2
   3.835%           10/08/08                  Aaa               308                  301,986
     Series 2005-Gg3, Class Aab
   4.619%           08/10/42                  Aaa               160                  155,977
JP Morgan Chase Commercial Mortgage
   Corp., Series 2005-LOP4, Class ASB
   4.824%           10/15/42                   NR               325                  319,493

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B108

          ------------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
          ------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                         MOODY'S           PRINCIPAL
INTEREST              MATURITY            RATING             AMOUNT                 VALUE
  RATE                  DATE           (UNAUDITED)           (000)                (NOTE 2)
---------         ----------------   --------------       -----------           ------------
COLLATERALIZED MORTGAGE
OBLIGATIONS (CONTINUED)
JP Morgan Chase Commercial Mortgage
   Finance Corp. Series 2001-CIB2, Class A2
   6.244%           04/15/35                  AAA(d)         $  305             $    311,111
     Series 2001-CIBC, Class A3
    6.26%           03/15/33                  AAA(d)            425                  446,899
LB-UBS Commercial Mortgage Trust
   Series 2004-C2, Class A2
   3.246%           03/01/29                  Aaa               475                  452,029
   3.636%           11/15/27                  Aaa               668                  651,129
     Series 2004-C4, Class A2
   4.567%           05/15/29                  Aaa               750                  741,552
     Series 2005-C1, Class A4
   4.742%           02/15/30                  Aaa               325                  315,588
Washington Mutual Mortgage,
   Series 2004-AR1, Class A
   4.229%           03/25/34                  Aaa               164                  161,137
                                                                                ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (cost $14,985,949) .......................                                     14,720,668
                                                                                ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.7%
Federal Home Loan Bank
    5.75%           05/15/12                                    300                  315,898
Federal Home Loan Mortgage Corp.
   6.625%           09/15/09                                  1,000                1,062,442
   5.125%           07/15/12                                    135                  137,468
    5.00%           07/15/14                                  1,000                1,013,474
   4.125%           10/18/10                                    665                  646,725
Federal National Mortgage Assoc.
    6.00%       05/15/08 - 05/15/11                             815                  847,451
   4.375%           09/15/12                                    450                  439,701
    3.25%       08/15/08 - 02/15/09                           1,175                1,128,424
    5.50%           03/01/18                                     62                   62,883
    5.00%             TBA                                     1,498                1,451,838
                                                                                ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (cost $7,171,897) ........................                                      7,106,304
                                                                                ------------
ASSET-BACKED SECURITIES -- 1.2%
BankBoston Home Equity Loan Trust,
   Series 1998-1, Class A6
    6.35%           02/25/13                  Aaa               122                  123,128
Capital One Multi-Asset Execution Trust
     Series 2004-A8, Class AB
   4.499%           08/15/14                 Aaaa             1,025                1,028,955
     Series 2005-A7, Class A7
    4.70%           06/15/15                  Aaa               525                  520,078
Chase Funding Mortgage Loan
   Asset-Backed, Series 2002-2, Class 1M1
   5.599%           09/25/31                  Aa2                47                   46,692
Chase Issuance Trust, Series 2005-A7, Class A7
    4.55%           03/15/13                  Aaa               475                  469,656
Chase Manhattan Auto Owner Trust,
   Series 2003-A, Class A4
    2.06%           12/15/09                  Aaa               285                  278,595
Countrywide Asset-Backed Certificates,
   Series 2003-5, Class AF3
   3.613%           04/25/30                  Aaa                11                   10,830
Credit-Based Asset Servicing and
   Securitization, Series 2005-CB5, Class AF2
   4.831%           08/25/35                  Aaa               185                  182,867
GE Equipment Small Ticket LLC 144A,
   Series 2005-1A, Class A4
    4.51%           12/22/14                   NR               350                  344,586
MBNA Credit Card Master Note Trust,
   Series 2005-A6, Class A6
    4.50%           01/15/13                  Aaa               245                  242,091
New Century Home Equity Loan Trust,
   Series 2005-A, Class A6
   4.954%           08/25/35                  AAA(d)            575                  557,425
New Century Home Equity Loan Trust,
   Series 2005-A, Class M2
   5.344%           06/28/35                   AA(d)            210                  204,271
PECO Energy Transition Trust,
   Series 2001-A, Class A1
    6.52%           12/31/10                  Aaa               475                  505,402
PSE&G Transition Funding LLC,
   Series 2001-1, Class A6
    6.61%           06/15/15                  Aaa               100                  109,311
Reliant Energy Transition Bond Co. LLC,
   Series 2001-1, Class A4
    5.63%           09/15/15                  Aaa               350                  362,313
WFS Financial Owner Trust,
   Series 2004-1, Class A4
    2.81%           08/22/11                  Aaa               310                  301,818
                                                                                ------------
TOTAL ASSET-BACKED SECURITIES
   (cost $5,331,709) ........................                                      5,288,018
                                                                                ------------
MUNICIPAL BONDS -- 0.3%
CALIFORNIA -- 0.1%
California State Public Works Board
   Revenue Bond
    5.00%           01/01/21                   A3               200                  210,952
                                                                                ------------
GEORGIA -- 0.1%
Atlanta GA Airport Passenger Facility Charge
   Revenue Bonds
    5.00%           01/01/33                  Aaa               440                  455,088
                                                                                ------------
KANSAS
Kansas Development Finance Authority,
   Revenue Bonds
   5.501%           05/01/34                  Aaa               125                  128,757
                                                                                ------------
OREGON
Oregon State Taxable Pension,
   General Obligation Unlimited
   5.892%           06/01/27                  Aa3                60                  64,817
                                                                                ------------
TEXAS -- 0.1%
Houston Texas Utility System Revenue
    5.25%           05/15/06                  Aaa               340                  369,951
                                                                                ------------
TOTAL MUNICIPAL BONDS
   (cost $1,219,068) .........................                                     1,229,565
                                                                                ------------
FOREIGN GOVERNMENT BONDS -- 0.1%
Republic of South Africa (South Africa)(l)
    6.50%           06/02/14                 Baa1               265                  286,531
United Mexican States (Mexico)(l)
   6.375%           01/16/13                 Baa1               205                  217,813
                                                                                ------------
TOTAL FOREIGN GOVERNMENT BONDS
   (cost $480,998) ..........................                                        504,344
                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B109

          ------------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
          ------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                   UNITS          (NOTE 2)
                                                                  --------      ------------
WARRANTS*
ENTERTAINMENT & LEISURE
   Mikohn Gaming Corp.,
   expiring 08/15/08 144A(g)                                            --(r)   $         17
                                                                                ------------
TRANSPORTATION
   Travelcenters of America
      expiring 05/01/09(g) .........................                     1               656
                                                                                ------------
TOTAL WARRANTS
   (cost $0) .......................................                                     673
                                                                                ------------
RIGHTS
FINANCIAL - BANK & TRUST
   Popular Inc. Rights, expiring 12/19/05
      (cost $0) ....................................                   193                29
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $388,992,945) .............................                             427,783,553
                                                                                ------------

                                                                   SHARES
                                                                 -----------
SHORT-TERM INVESTMENT -- 10.3%
MONEY MARKET MUTUAL FUNDS
   Dryden Core Investment Fund -
      Taxable Money Market Series
      (cost $44,422,100; includes
      $41,475,800 of cash collateral
      for securities on loan)(b)(w)
      (Note 4) ....................................               44,422,100      44,422,100
                                                                                ------------
TOTAL INVESTMENTS (o) -- 109.5%
   (cost $433,415,045; Note 6) ....................                              472,205,653
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- (9.5)% ..........................                             (41,058,291)
                                                                                ------------
NET ASSETS -- 100.0% ...............................
                                                                                $431,147,362
                                                                                ============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

ADR  American Depositary Receipt

IO   Interest Only

NR   Not Rated by Moody's or Standard & Poor's

PIK  Payment-in-kind

TBA  Securities Purchased on a Forward Commitment Basis

TIPS Treasury Inflation Protected Securities

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $39,906,874; cash collateral of $41,475,800 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)  Standard & Poor's rating.

(g)  Indicates a security that has been deemed illiquid.

(l)  U.S. $ Denominated Foreign Bonds.

(o) As of December 31, 2005, 86 securities representing $15,566,557 and 3.61% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.

(r)  Less than 1,000 par.

(v)  The rate shown reflects the coupon rate after the step date.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of Common Corporate net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Money Market Mutual Fund (including 9.6% of
  collateral received for securities on loan)                        10.3%
U.S. Treasury Obligations                                             9.1
U.S. Government Agency Mortgage-Backed Securities                     8.2
Corporate Bonds                                                       7.9
Financial Services                                                    7.2
Oil & Gas                                                             7.0
Financial - Bank & Trust                                              5.6
Telecommunications                                                    3.8
Insurance                                                             3.7
Retail & Merchandising                                                3.6
Pharmaceuticals                                                       3.5
Collateralized Mortgage Obligations                                   3.4
Computer Services & Software                                          3.1
Utilities                                                             2.8
Consumer Products & Services                                          2.7
Diversified Operations                                                2.3
Medical Supplies & Equipment                                          2.3
Conglomerates                                                         2.0
Entertainment & Leisure                                               1.8
Semiconductors                                                        1.8
U.S. Government Agency Obligations                                    1.7
Computer Hardware                                                     1.5
Healthcare Services                                                   1.5
Real Estate Investment Trust                                          1.5
Beverages                                                             1.3
Asset-Backed Securities                                               1.2
Food                                                                  1.2
Metals & Mining                                                       1.2
Aerospace                                                             1.1
Chemicals                                                             1.1
Internet Services                                                     1.0
Electronic Components & Equipment                                     0.9
Machinery & Equipment                                                 0.9
Business Services                                                     0.8
Broadcasting                                                          0.7
Industrial Products                                                   0.7
Automobile Manufacturers                                              0.6
Cable Television                                                      0.6
Transportation                                                        0.6
Printing & Publishing                                                 0.5
Railroads                                                             0.5
Restaurants                                                           0.5
Advertising                                                           0.4
Construction                                                          0.4
Financial - Brokerage                                                 0.4
Building Materials                                                    0.3
Municipal Bonds                                                       0.3
Paper & Forest Products                                               0.3
Airlines                                                              0.2
Automotive Parts                                                      0.2
Clothing & Apparel                                                    0.2
Hotels & Motels                                                       0.2
Consumer Products                                                     0.1
Containers & Packaging                                                0.1
Entertainment                                                         0.1
Environmental Services                                                0.1
Farming & Agriculture                                                 0.1
Foreign Government Bonds                                              0.1
Office Equipment                                                      0.1
Personal Services                                                     0.1
                                                                    -----
                                                                    109.5
Liabilities in excess of other assets                                (9.5)
                                                                    -----
                                                                    100.0%
                                                                    =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B110

                 ----------------------------------------------
                     AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                         MOODY'S           PRINCIPAL
 INTEREST             MATURITY            RATING             AMOUNT                 VALUE
  RATE                  DATE           (UNAUDITED)          (000)#                (NOTE 2)
---------         ----------------   --------------       -----------           ------------
LONG-TERM INVESTMENTS -- 88.6%
FOREIGN BONDS -- 38.9%
AUSTRALIA -- 0.6%
Australia & New Zealand Banking Group,
   Sub. Notes
    4.45%           02/05/15            A1    EUR               150             $    185,065
BHP Billiton Finance, Co. Gtd.
    4.80%           04/15/13            A1                 $    450                  443,783
Eurofima, Sr. Notes
    6.50%           08/22/11           Aaa    AUD             1,570                1,199,760
Republic of Austria, Bonds
    6.25%           07/15/27           Aaa    EUR               850                1,404,416
                                                                                ------------
                                                                                   3,233,024
                                                                                ------------
AUSTRIA -- 0.8%
Republic of Austria, Notes, 144A
    3.80%           10/20/13           Aaa    EUR             1,800                2,215,035
Republic of Austria, Unsub. Notes, 144A
    4.00%           07/15/09           Aaa    EUR             1,800                2,202,269
                                                                                ------------
                                                                                   4,417,304
                                                                                ------------
BELGIUM -- 0.4%
Belgium Kingdom, Notes
    5.00%           03/28/35           Aa+(d) EUR             1,110                1,634,956
Elia System Op SA NV, Sr. Unsub. Notes
    4.75%           05/13/14            A-(d) EUR               200                  255,581
                                                                                ------------
                                                                                   1,890,537
                                                                                ------------
CANADA -- 1.9%
British Columbia (Prov Of), Debs.
    5.70%           06/18/29           Aa1    CAD               915                  927,909
Canadian Government, Bonds
    5.25%       06/01/12 - 06/01/13    Aaa    CAD             2,805                2,559,775
    5.75%           06/01/33           Aaa    CAD             1,810                1,994,200
    6.00%           06/01/11           Aaa    CAD               800                  756,974
Canandian National Railways Co., Bonds
    6.25%           08/01/34          Baa1                      230                  255,911
Encana Holdings Financial Corp., Gtd. Notes
    5.80%           05/01/14          Baa2                      280                  291,862
Ford Credit Canada, Sr. Notes
    7.25%           12/07/07            A3    GBP                90                  146,513
Ontario (Prov Of), Debs.
    5.00%           03/08/14           Aa2    CAD             1,945                1,762,756
Quebec Province, Debs.
   9.375%           01/16/23            A1    CAD               910                1,226,919
Telus Corp., Notes
    8.00%           06/01/11          Baa3                      315                  353,134
                                                                                ------------
                                                                                  10,275,953
                                                                                ------------
CHILE
Celulosa Arauco y Constitucion SA, Notes
   5.125%           07/09/13          Baa2                      225                  217,502
                                                                                ------------
                                                                                     217,502
                                                                                ------------
DENMARK -- 1.2%
Kingdom of Denmark, Bonds
    8.00%           03/15/06           Aaa    DKK            33,350                5,343,869
Kingdom of Denmark, Notes
    5.00%           11/15/13           Aaa    DKK             7,590                1,354,220
                                                                                ------------
                                                                                   6,698,089
                                                                                ------------
FINLAND -- 0.7%
Finland Government, Bonds
    5.00%           07/04/07           Aaa    EUR             3,000                3,666,843
Nordea Bank Finland, Sub. Notes
    5.75%           03/26/14            A1    EUR               200                  254,173
                                                                                ------------
                                                                                   3,921,016
                                                                                ------------
FRANCE -- 7.0%
Aventis S.A., Sr. Unsub. Notes
    4.25%           09/15/10            A1    EUR               200                  245,629
BNP Paribas SA, Sub. Notes
    5.25%           12/17/12           Aa3    EUR               140                  183,930
   5.625%           08/07/08           Aa3    EUR               150                  188,228
France Government, Bonds
    4.00%           10/25/14           Aaa    EUR             5,000                6,248,275
    5.50%           04/25/10           Aaa    EUR             3,960                5,150,354
France Telecom SA, Notes
    8.00%           03/01/11            A3                 $    345                  385,344
France Telecom SA, Sr. Unsub. Notes
    7.00%           12/23/09            A3    EUR               325                  434,646
France Telecom, Sr. Unsub. Bonds
   8.125%           01/28/33            A3    EUR                85                  149,487
French Government, Bonds
    4.00%           10/25/09           Aaa    EUR             2,500                3,067,352
    4.75%           10/25/12           Aaa    EUR               700                  907,709
    5.00%           04/25/12           Aaa    EUR             9,370               12,255,501
    5.50%           04/25/29           Aaa    EUR             1,700                2,618,626
    5.75%           10/25/32           Aaa    EUR             3,400                5,505,563
Vivendi Environment, Sr. Notes
   5.875%           02/01/12            A3    EUR               115                  153,165
                                                                                ------------
                                                                                  37,493,809
                                                                                ------------
GERMANY -- 8.2%
Deutsche Bank AG, Bonds
   5.125%           01/31/13            A1    EUR               205                  266,002
German Government, Bonds
    3.25%           07/04/15           Aaa    EUR             9,800               11,557,507
    4.25%           02/15/08           Aaa    EUR             2,200                2,677,758
    4.75%           07/04/08           Aaa    EUR             5,350                6,611,675
    5.25%           07/04/10           Aaa    EUR             1,240                1,601,812
    5.50%           01/04/31           Aaa    EUR             3,620                5,630,185
    6.00%     01/05/06 - 07/04/07      Aaa    EUR             9,100               11,040,895
KFW Bankengruppe, Gtd. Notes
    4.75%           12/07/10           Aaa    GBP             2,643                4,610,046
                                                                                ------------
                                                                                  43,995,880
                                                                                ------------
GREECE -- 0.3%
Greek Government, Bonds
    6.50%           01/11/14            NR    EUR             1,075                1,548,397
                                                                                ------------
IRELAND -- 0.7%
Bank of Ireland, Sub. Notes
    6.45%           02/10/10            A1    EUR               190                  251,960

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B111

            --------------------------------------------------------
              AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                         MOODY'S           PRINCIPAL
INTEREST              MATURITY            RATING             AMOUNT                 VALUE
  RATE                  DATE           (UNAUDITED)          (000)#                (NOTE 2)
---------         ----------------   --------------       -----------           ------------
LONG-TERM INVESTMENTS (CONTINUED)
IRELAND (CONT'D.)
GE Capital UK Funding, Gtd.
   5.625%           12/12/14           Aaa    GBP               250             $    459,183
Irish Government, Bonds
    4.25%           10/18/07           Aaa    EUR             2,000                2,424,918
Irish Life & Permanent PLC, Sub. Notes
    6.25%           02/15/11            A2    EUR               200                  267,668
Jefferson Smurfit Corp., Sr. Notes
   9.625%           10/01/12            B3                 $    450                  450,000
                                                                                ------------
                                                                                   3,853,729
                                                                                ------------
ITALY -- 2.2%
Autostrade SpA, Co. Gtd.
    5.00%           06/09/14            A3    EUR               100                  127,821
Banca Intesa SpA, Sub.
    5.85%           05/08/14            A2    EUR               200                  255,619
Banca Monte Dei Paschi di Sien SpA,
   Sub. Notes
    4.50%           09/24/15            A2    EUR               200                  246,008
Edison SpA, Sr. Notes
   5.125%           12/10/10          Baa2    EUR               120                  152,392
Italy Treasury, Bonds
    5.00%           10/15/07           Aa2    EUR             3,320                4,070,373
    6.00%           05/01/31           Aa2    EUR             1,040                1,656,972
    7.25%           11/01/26           Aa2    EUR               660                1,168,718
Italy Treasury, Debs.
    6.75%           07/01/07           Aa2    EUR             2,920                3,650,154
Sanpaolo IMI SpA, Sub. Notes
    3.75%           06/09/15            NR    EUR               190                  227,977
UniCredito Italiano SpA, Sub. Notes
    6.10%           02/28/12           Aa3    EUR               150                  200,786
                                                                                ------------
                                                                                  11,756,820
                                                                                ------------
JAPAN -- 3.0%
Japanese Government, Bonds
    1.00%           12/20/12            A2     JPY          302,200                2,534,096
    1.30%           12/20/13            A2     JPY          216,600                1,836,114
    1.50%           03/20/15            A2     JPY        1,050,500                8,971,084
    1.90%           03/20/25            A2     JPY          186,700                1,570,123
    2.00%           06/20/22            A2     JPY          162,600                1,417,062
                                                                                ------------
                                                                                  16,328,479
                                                                                ------------
MEXICO -- 2.1%
America Movil SA de CV, Co. Gtd.
    5.50%           03/01/14            A3                      115                  113,574
Mexican Government, Bonds
    9.00%           12/22/11          Baa1     MXN           99,600                9,764,687
    9.50%           12/18/14          Baa1     MXN           15,285                1,546,973
                                                                                ------------
                                                                                  11,425,234
                                                                                ------------
NETHERLANDS -- 3.6%
Credit Suisse Group Financial Guernsey Ltd.,
   Co. Gtd.
   6.375%           06/07/13            NR     EUR              185                  259,808
Deutsche Telekom International Finance BV,
   Gtd. Notes
    7.50%           05/29/07          Baa3     EUR              100                  125,454

Enbw International Finance BV, Co. Gtd.
   5.875%           02/28/12            A3     EUR              140                  187,729
ING Bank NV, Sub. Notes
    5.50%           01/04/12           Aa3     EUR              140                  184,053
International Nederland Bank NV,
   Sub. Notes, 144A (g)
   5.125%           05/01/15           Aa3     EUR              110                  109,925
Netherlands Government, Bonds
    4.25%           07/15/13           Aaa     EUR              870                1,102,067
    5.00%           07/15/12           Aaa     EUR            4,840                6,341,427
    5.75%           02/15/07           Aaa     EUR              660                  807,163
    6.00%           01/15/06           Aaa     EUR            7,300                8,651,244
Repsol International Finance BV, Co. Gtd.
   4.625%           10/08/14          Baa1     EUR               75                   93,347
RWE Finance BV, Co. Gtd.
   5.375%           04/18/08            A1     EUR              100                  124,267
   6.375%           06/03/13            A1     GBP              250                  473,708
Telecom Italia Capital, Gtd. Notes
    5.25%           11/15/13          Baa2                   $  345                  338,540
Telecom Italia Finance NV, Co. Gtd.
    7.75%           01/24/33          Baa2     EUR               45                   72,273
Telecom Italia Finance NV, Gtd. Notes
   5.875%           01/24/08          Baa2     EUR              250                  311,152
   6.875%           01/24/13          Baa2     EUR              205                  286,036
                                                                                ------------
                                                                                  19,468,193
                                                                                ------------
POLAND -- 0.2%
Polish Government, Bonds
    5.75%           06/24/08            A2     PLZ            4,000                1,261,822
                                                                                ------------
RUSSIA -- 0.1%
Russian Ministry of Finance, Debs.
    3.00%           05/14/11           Ba1                      690                  613,686
                                                                                ------------
SOUTH AFRICA -- 0.2%
Republic of South Africa, Bonds
   13.50%           09/15/15            A2     ZAR            4,900                1,092,443
                                                                                ------------
SPAIN -- 2.6%
Banco Bilbao Vizcaya Argentaria SA, Sub. Notes
    4.50%           11/12/15           Aa3     EUR              100                  123,841
Bonos y Oblig del Estado, Bonds
    3.20%           01/31/06           Aaa     EUR            7,300                8,648,513
Spanish Government, Bonds
    4.00%           01/31/10           Aaa     EUR            1,850                2,273,899
    5.75%           07/30/32           Aaa     EUR              560                  907,416
    6.00%           01/31/29           Aaa     EUR            1,130                1,850,534
                                                                                ------------
                                                                                  13,804,203
                                                                                ------------
SWEDEN -- 0.6%
Svenska Handelsbanken, Sub. Notes
   6.125%           03/04/09           Aa2     GBP              250                  446,381
Swedish Government, Bonds
    5.00%           01/28/09           Aaa     SEK           14,800                1,973,023
    5.25%           03/15/11           Aaa     SEK            6,000                  830,310

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B112

            --------------------------------------------------------
              AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                         MOODY'S           PRINCIPAL
INTEREST              MATURITY            RATING            AMOUNT                 VALUE
  RATE                  DATE           (UNAUDITED)          (000)#                (NOTE 2)
---------         ----------------   --------------       -----------           ------------
LONG-TERM INVESTMENTS (CONTINUED)
SWEDEN (CONT'D.)
Vattenfall Treasury AB, Co. Gtd.
    6.00%           04/03/09            A2    EUR               100             $    128,161
                                                                                ------------
                                                                                   3,377,875
                                                                                ------------
TURKEY -- 0.5%
Turkey Government, Bonds
   15.00%           02/10/10            B1    TRY             3,100                2,641,772
                                                                                ------------
UNITED KINGDOM -- 2.0%
Allstate Life Funding, Sec.'d. Notes
   6.375%           01/17/11           Aa2    GBP               250                  461,302
Barclays Bank PLC
    7.40%           12/15/09           Aa3                  $   400                  434,735
Barclays Bank PLC, Sub. Notes
    5.75%           03/08/11           Aa2    EUR               145                  190,802
BAT International Finance, Co. Gtd.
   5.125%           07/09/13          Baa1    EUR               240                  303,937
European Investment Bank, Bonds
    5.50%           12/07/11           Aaa    GBP               961                1,746,139
HBOS PLC, Sub. Notes
   4.375%           10/30/19           Aa3    EUR               210                  261,436
HBOS PLC, Sub. Notes, 144A(g)
    6.00%           11/01/33           Aa3                      180                  190,180
HSBC Bank PLC, Sub. Notes
    4.25%           03/18/16           Aa3    EUR               225                  276,130
HSBC Holdings PLC.,
   9.875%           04/08/18           Aa3    GBP               200                  449,903
Imperial Tobacco Finance, Gtd. Notes
    6.25%           06/06/07          Baa3    EUR               250                  308,663
MBNA Europe Funding PLC, Gtd.
    4.50%           01/23/09          Baa1    EUR               130                  159,412
MM02 PLC, Sr. Unsub. Notes
   6.375%           01/25/07          Baa2    EUR               125                  153,146
Monumental Global Funding, Sec'd. Notes
    5.75%           03/20/07           Aa3    GBP               120                  209,024
National Grid Transco PLC, Sr. Notes
    5.00%           07/02/18          Baa1    EUR                50                   63,769
Nationwide Building Society
   3.375%           08/17/15            A1    EUR               215                  252,593
Rio Tinto Finance PLC, Gtd. Notes
   5.125%           05/10/07           Aa3    EUR               115                  139,896
Rolls-Royce PLC, Unsub. Notes
    4.50%           03/16/11          Baa1    EUR               100                  123,965
Royal Bk. of Scotland PLC, Jr.
    6.00%           06/29/49           Aa2    GBP               250                  463,221
Scottish Power UK PLC., Bonds
   8.375%           02/20/17            A2    GBP               200                  447,758
Standard Chartered Bank, Sub. Notes
   3.625%           02/03/17            A3    EUR               190                  225,480
Travellers Ins. Co. Instit. Fund, Sec.'d. Notes
    5.75%           12/06/11           Aa2    GBP               250                  452,936
UBS AG Jersey Branch, Sub. Notes
    4.50%           09/16/19           Aa3    EUR               200                  253,129
United Kingdom Treasury, Bonds
    4.25%           06/07/32           Aaa    GBP             1,700                3,045,335
WPD Holdings UK, Jr. Unsub. Notes, 144A (g)
   6.875%           12/15/07          Baa3                  $   120                  122,976
                                                                                ------------
                                                                                  10,735,867
                                                                                ------------
 TOTAL FOREIGN BONDS
      (cost $207,211,126) .........................................              210,051,634
                                                                                ------------
U.S. TREASURY OBLIGATIONS -- 12.7%
U.S. Treasury Bonds
   5.375%           02/15/31                                    825                  926,707
    6.00%           02/15/26                                  1,885                2,222,828
    6.25%       08/15/23 - 05/15/30                           1,655                2,034,873
   6.375%           08/15/27                                    265                  328,279
    6.50%           11/15/26                                  1,485                1,855,787
    7.50%           11/15/16                                  1,110                1,394,264
   7.625%           02/15/25                                    225                  310,025
    8.50%           02/15/20                                  1,250                1,753,515
U.S. Treasury Inflationary Bonds, TIPS
    2.00%           07/15/14                                  1,695                1,780,781
   2.375%           01/15/25                                  1,150                1,276,970
   3.375%           01/15/07                                    700                  886,341
   3.625%           01/15/08                                    360                  455,681
U.S. Treasury Notes
    1.50%           03/31/06                                    605                  601,195
   3.375%           12/15/08(k)                               2,805                2,727,753
    3.50%           11/15/06                                  6,000                5,952,888
    3.50%           02/15/10(a)                               7,860                7,602,711
   3.625%           06/15/10                                  4,905                4,760,342
   3.875%           09/15/10                                    650                  636,467
    4.00%       06/15/09 - 02/15/14                           4,030                3,974,610
   4.125%           05/15/15                                  1,680                1,643,185
    4.25%           11/15/13                                  3,360                3,327,976
    4.75%           05/15/14                                  6,020                6,166,503
   4.875%           02/15/12                                  1,865                1,914,758
    5.00%           08/15/11                                  1,490                1,537,901
    5.75%           08/15/10(a)                              10,380               10,981,313
   6.875%           05/15/06                                  1,450                1,463,083
                                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
     (cost $68,942,440) ...........................................               68,516,736
                                                                                ------------
SOVEREIGN ISSUES -- 10.6%
Brazil Ltn,
    Zero            01/01/08            NR    BRL             3,830                1,219,599
Federal Republic of Brazil,
   10.25%           06/17/13            B1                    1,030                1,243,468
Federal Republic of Brazil, Bonds
   12.50%           01/05/16           Ba3    BRL             2,900                1,246,418
Government of France Notes
    5.25%           04/25/08           Aaa    EUR             9,600               11,937,917
Government of France, Bonds
    5.00%           10/25/16           Aaa    EUR             3,555                4,835,510
Japan Govt., Bonds
    1.40%           09/20/11            A2    JPY           990,000                8,595,107

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B113

            -------------------------------------------------------
              AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
            -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                         MOODY'S           PRINCIPAL
INTEREST              MATURITY            RATING             AMOUNT                 VALUE
  RATE                  DATE           (UNAUDITED)          (000)#                (NOTE 2)
---------         ----------------   --------------       -----------           ------------
SOVEREIGN ISSUES (CONTINUED)
Japan-251 (10 Yr Issue), Bonds
    0.90%           06/20/13            A2    JPY           583,400             $  4,827,352
Japan-50 (5 Year Issue), Bonds
    0.80%           09/20/10            A2    JPY         1,000,000                8,481,155
Queensland Treasury Corp.,
    6.00%           10/14/15           Aaa    AUD             9,000                6,917,240
Republic of Argentina, Bonds (FRB)
   4.005%           08/03/12            B3                $   1,565                1,225,395
Republic of Indonesia, Bonds (Indonesia)
    7.25%           04/20/15            B2                    1,235                1,263,684
Republic of Lebanon
    8.50%           01/19/16            NR                    1,240                1,300,475
Republic of Serbia (Serbia)
    3.75%           11/01/24             B+(d)                2,520                2,246,746
Republic of South Africa (South Africa)
    6.50%           06/02/14          Baa1                      300                  324,375
Republic of Turkey, (Turkey)
   7.375%           02/05/25            B1                    1,250                1,291,750
United Mexican States (Mexico)
   6.375%           01/16/13          Baa1                      270                  286,875
                                                                                ------------
TOTAL FOREIGN GOVERNMENT BONDS
     (cost $57,567,022) ...........................................               57,243,066
                                                                                ------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES -- 9.0%
Federal Home Loan Mortgage Corp.
    4.50%     11/01/18 - 07/01/35                               933                  908,793
   4.562%           09/01/32                                    100                   99,525
    5.00%     12/01/08 - 11/01/35                             6,195                6,033,887
    6.00%           10/01/32                                    293                  295,850
    6.50%           10/01/34                                  1,607                1,647,132
    7.00%     10/10/30 - 11/01/30                                40                   41,521
Federal National Mortgage Assoc.
    Zero            02/01/32                                     45                   10,094
    3.50%           04/25/13                                    300                  293,186
    4.50%     05/01/18 - 07/01/35                             3,283                3,141,466
    5.00%     03/25/15 - 12/01/18                             4,132                4,093,486
    5.50%     01/01/17 - 01/01/35                            21,945               21,782,858
    6.00%     05/01/33 - 11/01/34                             4,094                4,134,669
    6.50%     09/01/10 - 12/01/32                             1,485                1,522,882
    7.00%     12/01/29 - 01/01/31                                85                   89,516
Government National Mortgage Assoc.
   2.946%           03/16/19                                    240                  228,659
    4.50%           12/20/35                                    450                  429,047
    5.00%      07/15/33 - 02/20/34                            1,631                1,606,019
    5.50%      01/20/34 - 01/15/35                              777                  782,082
    6.00%              TBA                                      221                  226,050
    6.50%      06/15/16 - 12/20/33                              744                  768,760
    7.00%      03/15/13 - 12/15/13                              185                  193,487
    7.50%      09/15/30 - 06/15/32                              147                  154,683
                                                                                ------------
TOTAL U.S. GOVERNMENT AGENCY
     MORTGAGE-BACKED SECURITIES
     (cost $49,267,909) .....................                                     48,483,652
                                                                                ------------

CORPORATE BONDS -- 8.8%
AEROSPACE
United Technologies Corp., Sr. Notes
    5.40%          05/01/35             A2                $     215              $   214,250
                                                                                ------------
AUTOMOBILE MANUFACTURERS -- 0.1%
Daimlerchrysler NA Holdings Corp., Gtd. Notes
    6.50%          11/15/13             A3                      335                  350,761
                                                                                ------------
AUTOMOTIVE PARTS -- 0.2%
Hertz Corp., Sr. Notes
   8.875%           01/01/14            B1                      400                  407,500
TRW Automotive, Inc., Sr. Notes
   9.375%           02/15/13           Ba3                      450                  487,125
                                                                                ------------
                                                                                     894,625
                                                                                ------------
BEVERAGES -- 0.1%
Bottling Group LLC, Sr. Notes
   4.125%           06/15/15            A3                      450                  420,312
                                                                                ------------
BIOTECHNOLOGY
Genentech Inc., Notes
     4.75%          07/15/15            A1                      230                  223,812
                                                                                ------------
BROADCASTING -- 0.1%
Belo Corp., Sr. Unsub. Notes
     8.00%          11/01/08          Baa3                       35                   37,180
Clear Channel Communications, Inc., Sr. Notes
     7.65%          09/15/10          Baa3                      275                  294,368
News America Inc., Gtd. Notes
     6.20%          12/15/34          Baa3                      210                  208,593
                                                                                ------------
                                                                                     540,141
                                                                                ------------
CABLE TELEVISION -- 0.1%
Cox Communication, Inc., Notes
     7.75%          11/01/10          Baa3                      350                  379,074
CSC Holdings, Inc., Sr. Notes, 144A (g)
     7.00%          04/15/12            B1                      450                  425,250
                                                                                ------------
                                                                                     804,324
                                                                                ------------
CHEMICALS -- 0.2%
Dow Chemical Corp., Notes
   6.125%           02/01/11            A3                      275                  287,957
Dow Chemicals Corp., Notes
   4.375%           06/25/10            A3    EUR               155                  189,639
Lyondell Chemical Co., Gtd. Notes
   10.50%           06/01/13            B1                      450                  511,313
PPG Industries Inc., Sr. Notes
   3.875%           06/24/15            A2                       50                   58,318
                                                                                ------------
                                                                                   1,047,227
                                                                                ------------
CONGLOMERATES -- 0.1%
Nell AF SARL, Sr. Notes, 144A(a)(g)
   8.375%           08/15/15            B2                      225                  222,750
Tyco International Group SA, Co.
   Gtd. Notes (Luxembourg)
     5.50%          11/19/08          Baa3    EUR               100                  124,427
Tyco International Group, Gtd. Notes
   6.375%           10/15/11          Baa3                      245                  254,456
                                                                                ------------
                                                                                     601,633
                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B114

            -------------------------------------------------------
              AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
            -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                         MOODY'S           PRINCIPAL
INTEREST              MATURITY            RATING             AMOUNT                 VALUE
  RATE                  DATE           (UNAUDITED)           (000)                (NOTE 2)
---------         ----------------   --------------       -----------           ------------
CORPORATE BONDS (CONTINUED)
CONSTRUCTION -- 0.1%
D.R Horton Inc., Notes
   4.875%           01/15/10          Baa3                $     300             $    291,440
                                                                                ------------
CONSUMER PRODUCTS -- 0.1%
McCormick & Co., Sr. Unsec'd.
    5.20%           12/15/15            A2                      270                  272,105
                                                                                ------------
CONSUMER PRODUCTS & SERVICES -- 0.1%
Bunge Ltd. Finance Corp., Co. Gtd. Notes
   4.375%           12/15/08          Baa2                      280                  275,169
Procter & Gamble Co., Notes
    4.95%           08/15/14           Aa3                      400                  400,918
                                                                                ------------
                                                                                     676,087
                                                                                ------------
CONTAINERS & PACKAGING -- 0.1%
Ball Corp., Co. Gtd.
   6.875%           12/15/12           Ba2                      450                  464,625
Sealed Air Corp., Sr. Notes, 144A (g)
   5.375%           04/15/08          Baa3                      215                  215,807
                                                                                ------------
                                                                                     680,432
                                                                                ------------
ELECTRIC -- 0.1%
El Paso Electric Co., Sr. Unsec'd.
    6.00%           05/15/35          Baa3                      290                  290,134
                                                                                ------------
ELECTRIC - INTEGRATED -- 0.1%
PPL Energy Supply LLC, Sr. Notes
    6.40%           11/01/11          Baa2                      260                  274,050
                                                                                ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.1%
AES Corp., Sr. Notes
    7.75%           03/01/14            B1                      450                  471,938
                                                                                ------------
ENTERTAINMENT -- 0.1%
Time Warner, Inc., Debs.
   8.375%           03/15/23          Baa1                      300                  346,894
                                                                                ------------
ENTERTAINMENT & LEISURE -- 0.1%
Gtech Holdings Corp., Co. Gtd.
    4.50%           12/01/09          Baa1                      310                  285,735
Time Warner Entertainment Co., Debs.
    7.25%           09/01/08          Baa1                      300                  314,005
Vivendi Universal SA, Sr. Unsub. (France)
   3.875%           02/15/12          Baa3    EUR               110                  131,049
                                                                                ------------
                                                                                     730,789
                                                                                ------------
ENVIRONMENTAL SERVICES
Veola Environment, Sr. Unsub. Notes
   4.875%           05/28/13            A3                      200                  254,337
                                                                                ------------
FARMING & AGRICULTURE -- 0.1%
Cargill, Inc., Notes, 144A (g)
   3.625%           03/04/09            A2                      460                  443,441
                                                                                ------------
FINANCE -- 0.1%
Kinder Morgan Finance, Co., Gtd. Notes
    5.70%           01/05/16          Baa2                      300                  302,594
                                                                                ------------
FINANCIAL - BANK & TRUST -- 0.7%
ABN AMRO Bank NV, Sub. Notes
     7.125%         06/18/07            A1                      215                  221,275
BAC Capital Trust VI, Gtd. Bonds
   5.625%           03/08/35           Aa3                      260                  252,352
Bank of America Corp., Co. Gtd.
   6.125%           12/16/10           Aa2    GBP               215                  394,465
Bank of America Corp., Sr. Notes
   4.875%           09/15/12           Aa2                      400                  397,221
Bank One Corp., Sub. Notes
    5.25%           01/30/13            A1                      285                  285,446
BB&T Corp., Sub. Notes
    6.50%           08/01/11            A1                      405                  434,304
CIT Group, Inc., Sr. Notes
    5.00%           02/01/15            A2                      575                  561,110
Huntington National Bank, Sr. Notes
   4.375%           01/15/10            A2                      250                  245,068
MBNA America Bank NA, Sub. Notes
   7.125%           11/15/12          Baa2                       80                   89,432
Northern Rock PLC., Sub. Notes
    5.75%           02/28/17            A2    GBP               250                  449,704
Northern Trust Co., Sub. Notes
    4.60%           02/01/13            A1                      155                  151,487
Westpac Banking, Notes (Australia)
   2.875%           06/25/08           Aa3    EUR                80                   94,317
                                                                                ------------
                                                                                   3,576,181
                                                                                ------------
FINANCIAL - BROKERAGE -- 0.2%
Citigroup, Inc., Sub. Notes
    5.00%           09/15/14             A+(d)                  390                  383,898
Legg Mason, Inc., Sr. Notes
    6.75%           07/02/08            A3                      125                  130,132
Lehman Brothers Holdings, Notes
    3.50%           08/07/08            A1                      340                  328,152
Merrill Lynch & Co., Notes
    4.25%           02/08/10           Aa3                      300                  291,817
                                                                                ------------
                                                                                   1,133,999
                                                                                ------------
Financial Services -- 2.3%
Altria Finance Ltd., Co., Gtd.
   5.625%           06/24/08          Baa2    EUR               250                  310,979
American Express Credit Corp., Notes
   3.625%           10/13/09           Aa3    EUR               210                  251,615
American General Financial, Notes
    5.40%           12/01/15            A1                      355                  353,874
BES Finance Ltd., Gtd.
    6.25%           05/17/11            A2    EUR               140                  186,570
Capital One Bank, Sub. Notes
    6.50%           06/13/13          Baa3                      445                  472,785
Capital One Multi-Asset Execution Trust
   4.499%           08/15/14           Aaa                    1,450                1,455,594
CIT Group, Inc., Sr. Notes
   3.875%           05/21/10           Aa1    EUR               270                  327,719
    4.25%           09/22/11            A2    EUR               150                  183,090
Citigroup, Inc., Sr. Notes
    5.30%           01/07/16           Aa1                      300                  302,456
Countrywide Home Loan, Inc., Notes
   4.125%           09/15/09            A3                      370                  356,402

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B115

             -------------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
             -------------------------------------------------------


SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                         MOODY'S          PRINCIPAL
   INTEREST           MATURITY           RATING            AMOUNT                   VALUE
     RATE              DATE            (UNAUDITED)         (000)#                  (NOTE2)
-------------     --------------      -------------     -----------             ------------
CORPORATE BONDS (CONTINUED)
FINANCIAL SERVICES (CONT'D.)
Duke Capital Corp., Notes
   4.302%           05/18/06              Baa3            $     100             $     99,762
ERAC USAFinance Co., Bonds, 144A
    5.60%           05/01/15               NR                   205                  204,149
Federal Home Loan Mortgage Corp., Notes
    5.00%           07/15/14              Aaa                   600                  608,084
Ford Motor Credit Co., Notes
    5.29%           11/16/06               A3                   100                   97,096
Ford Motor Credit Co., Sr. Notes
    5.80%           01/12/09               A3                   515                  449,255
Franklin Resources, Inc., Notes
    3.70%           04/15/08               A2                    80                   77,975
General Electric Capital Corp., Notes
   5.125%           06/20/07              Aaa           EUR     365                  445,124
    6.00%           06/15/12              Aaa                   515                  542,393
   6.125%           02/22/11              Aaa                   270                  284,054
General Motors Acceptance Corp.,
    6.00%           10/16/06              Ba1                   225                  260,434
Goldman Sachs Group, Inc., Co. Gtd.
    4.25%           08/04/10              Aa3           EUR     200                  244,945
Goldman Sachs Group, Inc., Sub. Notes
   6.345%           02/15/34               A1                   395                  414,961
Hartford Financial Services Group, Sr. Notes
    4.75%           03/01/14               A3                   450                  438,202
HSBC Finance Corp., Notes
    5.00%           06/30/15               A1                   290                  282,000
Hutchinson Whampoa Finance Ltd., Co. Gtd.
   5.875%           07/08/13               A3           EUR      92                  122,054
International Lease Finance Corp., Notes
   4.125%           10/09/08               A1           EUR     180                  217,646
   5.125%           11/01/10               A1                   130                  129,445
   6.375%           03/15/09               A1                   115                  119,445
iStar Financial, Inc., Sr. Notes
   5.125%           04/01/11              Baa3                  265                  258,213
John Deere Capital Corp., Notes
    7.00%           03/15/12               A3                   280                  309,262
JP Morgan Chase & Co., Notes
   3.875%           12/03/08               A1           EUR     250                  302,281
MBNA America Bank NA, Notes
   4.625%           08/03/09              Baa1                  175                  173,633
Mellon Funding Corp., Gtd.
   6.375%           11/08/11               A1           GBP     250                  466,812
Merrill Lynch & Co., Sr. Unsub.
   4.625%           10/02/13              Aa3           EUR     200                  252,103
Residential Capital Corp., Co., Gtd. Notes
   6.125%           11/21/08              Baa3                  185                  185,450
Transamerica Capital II Co., Co. Gtd., 144A (g)
    7.65%           12/01/26              Baa1                  110                  128,595
US Bancorp, Sr. Notes
    4.50%           07/29/10              Aa2                   380                  373,308
Verizon Global Funding Corp., Notes
    7.75%           12/01/30               A2                   245                  291,221
Webster Bank, Sr. Notes
   5.125%           04/15/14              Baa3                  205                  201,393
Wells Fargo & Co., Notes
   4.564%           03/23/07              Aa1                   310                  310,298
                                                                                ------------
                                                                                  12,490,677
                                                                                ------------
FOOD -- 0.1%
Kraft Foods, Inc., Notes
   5.625%           11/01/11              A3                    300                  307,799
Wrigley, (Wm., Jr.) Co., Notes
    4.65%           07/15/15             A+(d)                   80                   77,897
                                                                                ------------
                                                                                     385,696
                                                                                ------------
HEALTHCARE SERVICES
Highmark, Inc., Notes, 144A (g)
    6.80%           08/15/13             Baa3                   185                  200,286
                                                                                ------------
HOTELS & MOTELS -- 0.1%
Harrahs Operating Co., Inc., Gtd. Notes
    5.50%           07/01/10             Baa3                   290                  289,884
MGM Mirage, Inc., Sr. Notes
    6.75%           09/01/12             Ba2                    450                  456,187
                                                                                ------------
                                                                                     746,071
                                                                                ------------
INDUSTRIAL PRODUCTS
Air Products & Chemicals, Notes
   3.875%           03/10/15              A2            EUR     100                  118,968
                                                                                ------------
INSURANCE -- 0.6%
Ace INA Holdings, Inc., Notes
   5.875%           06/15/14              A3                    155                  160,338
AIG Sunamerica, Gtd. Notes
   5.625%           02/01/12             Aa2            GBP     250                  450,698
Allstate Financial Global Funding LLC, Notes,
  144A (g)
    5.25%           02/01/07             Aa2                    320                  320,738
Fund American Cos., Inc., Notes
   5.875%           05/15/13            Baa2                    200                  201,812
Genworth Financial, Inc., Notes
    5.75%           06/15/14             A2                     285                  297,459
Metlife, Inc., Sr. Notes
   6.125%           12/01/11             A2                     450                  476,847
Monumental Global Funding, Notes
   5.375%           03/13/09             Aa3            EUR     150                  188,777
Nationwide Financial Services, Inc., Sr. Notes
    5.90%           07/01/12             A3                     200                  208,513
Nationwide Mutual Insurance Co., Bonds,
  144A (g)
    6.60%           04/15/34             A2                     115                  115,721
NLV Financial Corp., Sr. Notes, 144A (g)
    7.50%           08/15/33            Baa3                    145                  160,548
Pacific Life Funding LLC, Sec'd. Notes
   5.125%           01/20/15             Aa3            GBP     250                  442,055
Pacific Life Funding LLC., Sec'd. Notes
    5.50%           05/14/09             Aa3            EUR     150                  189,546
Principal Finance Global Funding, Sec'd. Notes
    4.50%           01/22/09             Aa             EUR     150                  183,120

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B116

             -------------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                         MOODY'S          PRINCIPAL
   INTEREST           MATURITY           RATING            AMOUNT                   VALUE
     RATE              DATE            (UNAUDITED)         (000)#                  (NOTE2)
-------------     --------------      -------------     -----------             ------------
CORPORATE BONDS (CONTINUED)
INSURANCE (CONT'D.)
Security Benefit Life Insurance Co., Notes, 144A
     7.45%          10/01/33              Baa1            $      95             $    110,675
                                                                                ------------
                                                                                   3,506,847
                                                                                ------------
MANAGED HEALTHCARE -- 0.1%
HCA, Inc., Notes(a)
   6.375%           01/15/15              Ba2                   450                  454,875
                                                                                ------------
MEDIA -- 0.1%
News America, Inc., Notes
    6.40%           12/15/35              Baa2                  300                  302,381
                                                                                ------------
MEDIA -- BROADCASTING & RADIO
Comcast Corp., Sr. Unsec'd. Notes
    6.50%           11/15/35              Baa2                  175                  178,335
                                                                                ------------
MEDICAL SUPPLIES & EQUIPMENT - 0.1%
Amgen, Inc., Sr. Notes
    4.00%           11/18/09               A2                   260                  252,125
Medtronic, Inc., 144A (g)
    4.75%           09/15/15               A1                   370                  359,614
                                                                                ------------
                                                                                     611,739
                                                                                ------------
METALS & MINING -- 0.1%
Alcan, Inc., Notes
    5.00%           06/01/15              Baa1                  350                  339,512
Newmont Mining Corp., Notes
   5.875%           04/01/35              Baa1                  300                  296,046
                                                                                ------------
                                                                                     635,558
                                                                                ------------
OIL & GAS -- 0.6%
Amerada Hess Corp., Bonds
   7.875%           10/01/29              Ba1                   210                  254,285
Atmos Energy Corp., Notes
    4.00%           10/15/09              Baa3                  250                  239,756
Baker Hughes, Inc., Sr. Notes
   6.875%           01/15/29               A2                   300                  355,693
ConocoPhillips, Gtd. Bonds
    5.90%           10/15/32               A3                   255                  273,674
Devon Financing Corp ULC., Gtd. Notes
   6.875%           09/30/11              Baa2                  350                  382,842
Diamond Offshore Drill, Sr. Notes
   4.875%           07/01/15              Baa2                  170                  166,151
Diamond Offshore Drilling, Inc., Sr. Notes
    5.15%           09/01/14              Baa2                  115                  114,992
Duke Capital LLC, Sr. Notes
    6.25%           02/15/13              Baa3                  185                  192,664
Halliburton Co., Notes
    5.50%           10/15/10              Baa2                  380                  388,117
Panhandle Eastern Pipe Line Co., Sr. Notes
    4.80%           08/15/08              Baa3                   90                   88,982
Pemex Project Funding Master Trust, Gtd. Notes
   7.375%           12/15/14              Baa1                  230                  255,530
Pemex Project Funding Master Trust, Notes,
   144A (g)
   5.791%           06/15/10              Baa1                  195                  201,825
Petro-Canada,Notes
    5.95%           05/15/35              Baa2                  255                  258,679
TGT Pipeline LLC, Notes
    5.50%           02/01/17              Baa2                   60                   59,507
Transocean, Inc., Notes
    7.50%           04/15/31              Baa2                  205                  258,291
                                                                                ------------
                                                                                   3,490,988
                                                                                ------------
PIPELINES -- 0.1%
Williams Cos., Inc., Notes
   8.125%           03/15/12              B1                    450                  490,500
                                                                                ------------
RAILROADS -- 0.1%
Norfolk Southern Corp., Sr. Notes
    6.00%           04/30/08              Baa1                  295                  300,586
                                                                                ------------
REAL ESTATE INVESTMENT TRUST -- 0.4%
Archstone-Smith Operating Trust, Notes
    5.25%           05/01/15              Baa1                  255                  251,473
Centex Corp., Notes
    5.45%           08/15/12             BBB+(d)                280                  275,227
Developers Diversified Reatly Corp., Notes
   3.875%           01/30/09              Baa3                  145                  139,278
Lennar Corp., Sr. Unsec'd., 144A
    5.60%           05/31/15              Baa3                  200                  193,105
MDC Holdings, Inc., Co. Gtd. Notes
    5.50%           05/15/13              Baa3                  350                  339,050
NVR, Inc., Sr. Notes
    5.00%           06/15/10              Baa3                  290                  280,904
Pulte Homes, Inc., Gtd. Notes
   7.875%           08/01/11              Baa3                  340                  373,514
Simon Property Group L.P., Notes
    3.75%           01/30/09              Baa2                  245                  235,126
                                                                                ------------
                                                                                   2,087,677
                                                                                ------------
RETAIL & MERCHANDISING -- 0.2%
Kroger Co., Gtd. Notes
    8.05%           02/01/10              Baa2                  220                  238,871
Wal-Mart Stores, Notes
    4.75%           01/29/13              Aa2           GBP     250                  435,259
Wal-Mart Stores, Bonds
    5.25%           09/01/35              Aa2                   300                  291,203
Yum! Brands, Inc., Sr. Notes
    7.70%           07/01/12              Baa3                  325                  359,103
                                                                                ------------
                                                                                   1,324,436
                                                                                ------------
TELECOMMUNICATIONS -- 0.4%
AT&T Broadband Corp., Gtd. Notes
   8.375%           03/15/13              Baa2                  200                  231,495
Cingular Wireless Services, Inc., Sr. Notes
    8.75%           03/01/31              Baa2                  195                  258,340
Deutsche Telekom International Finance,
   Gtd. Notes
   6.625%           07/11/11               A3           EUR     220                  299,316
Rodgers Wireless, Inc., Sr. Sec'd. Notes
   6.375%           03/01/14              Ba3                   450                  451,125
SBC Communications, Notes
    5.10%           09/15/14               A2                   235                  229,567

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B117

             -------------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                         MOODY'S          PRINCIPAL
   INTEREST           MATURITY           RATING            AMOUNT                   VALUE
     RATE              DATE            (UNAUDITED)         (000)#                  (NOTE2)
-------------     --------------      -------------     -----------             ------------

CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS (CONT'D.)
Sprint Capital Corp., Gtd. Notes
   6.875%           11/15/28              Baa2            $     415             $    453,466
Telefonos de Mexico SA, Notes, 144A
    5.50%           01/27/15               A3                   170                  166,422
                                                                                ------------
                                                                                   2,089,731
                                                                                ------------
TELECOMMUNICATIONS -- CELLULAR
SBC Communications, Notes
    5.30%           11/15/10               A2                   200                  200,606
                                                                                ------------
TOBACCO -- 0.1%
Imperial Tobacco Finance, Notes
   6.875%           06/13/12              Baa3          GBP     250                  473,002
                                                                                ------------
UTILITIES -- 0.5%
Alabama Power Co., Sr. Notes
    4.58%           08/25/09               A2                   240                  240,540
Black Hills Corp., Notes
    6.50%           05/15/13              Baa3                  230                  235,575
Centerpoint Energy, Inc. Sr. Notes
    7.25%           09/01/10              Ba2                   190                  203,821
Exelon Generation Co. LLC, Notes
    5.35%           01/15/14              Baa1                  370                  368,896
Firstenergy Corp., Notes
    6.45%           11/15/11              Baa3                  275                  291,499
GIE Suez Alliance, Notes
   5.125%           06/24/15               A2           EUR     160                  209,837
Pacific Gas & Electric Corp., First Mortgage
    6.05%           03/01/34              Baa1                  200                  206,992
Pinnacle West Capital Corp., Sr. Notes
    6.40%           04/01/06              Baa2                  265                  266,159
PPL Capital Funding, Gtd. Notes
    4.33%           03/01/09              Baa3                  195                  189,633
Progress Energy, Inc., Sr. Notes
    6.75%           03/01/06              Baa2                  215                  215,675
Public Service Co. of New Mexico, Sr. Notes
    4.40%           09/15/08              Baa2                  255                  249,714
United Utility Water PLC, Sr. Notes
    4.25%           01/24/20               A2           EUR      50                   59,847
Westar Energy, Inc., First Mortgage
    5.10%           07/15/20              Baa3                  145                  138,604
                                                                                ------------
                                                                                   2,876,792
                                                                                ------------
TOTAL CORPORATE BONDS
     (cost $48,154,490) ...........................................               47,807,257
                                                                                ------------
COLLATERALIZED MORTGAGE
OBLIGATIONS -- 3.7%
Banc of America Commercial Mortgage, Inc.,
   Series 2004-6, Class A1
   3.801%           12/10/42             AAA(d)                  80                   78,257
   4.648%           09/11/36             AAA(d)                 500                  486,641
Bank of America Mortgage Securities
   Series 2004-A, Class 2A2
   4.133%           02/25/34             AAA(d)                 258                  252,926
   Series 2004-D, Class 2A2
   4.206%           05/25/34             AAA(d)                 115                  112,620
   Series2003-L, Class 2A2
   4.276%           01/25/34              Aaa                   499                  490,281
   Series 2004-H, Class 2A2
    4.79%           09/25/34              Aaa                   140                  138,409
   Series 2004-I, Class 3A2
   4.971%           10/25/34              Aaa                   129                  127,170
   5.112%           11/25/35              Aaa                   798                  791,553
Bear Stearns Commercial Mortgage Securities
   Series 2004-PWR6, Class A1
   3.688%           11/11/41              Aaa                    59                   58,011
   Series 2005-T18, Class A1
   4.274%           02/13/42              Aaa                   638                  627,824
   Series 2005-PWR8, Class A4
   4.674%           06/11/41              Aaa                   425                  409,197
   Series 2005-Pwr9, Class Aab
   4.804%           09/15/42              Aaa                   600                  588,375
   Series 2002-Top8, Class A2
    4.83%           08/15/38             AAA(d)                 935                  920,331
Bear Stearns Commercial Mortgage
   Securities Series 2005-T20 Cl-A1
    4.94%           10/12/42              Aaa                   663                  662,460
Bear Stearns Commercial Mortgage Securities
   5.085%           12/11/40              Aaa                 1,000                1,003,704
Citigroup/Deutsche Bank Commercial
   Mortgage Trust, Series 2005-CDI, Class AJ
   5.224%           09/15/20              Aaa                   575                  574,484
Citigroup Commercial Mortgage Trust,
   Series 2004-C2, Class A1
   3.787%           10/15/41              Aaa                   668                  653,827
CS First Boston Mortgage Securities Corp.,
   Series 2005-C1, Class A2
   4.609%           02/15/38              Aaa                 1,300                1,277,409
DLJ Commercial Mortgage Corp.,
   Series 1999-CG2, Class A1B
    7.30%           06/10/32              Aaa                   450                  480,930
Fannie Mae REMIC Trust
    5.50%           05/25/27              Aaa                   934                  940,428
Fannie Mae, Series 2003-40, Class NI
     Zero           04/01/33              Aaa                   152                   10,007
Federal Home Loan Mortgage Corp.
    6.50%     03/01/32 - 01/01/35         Aaa                 1,736                1,778,895
Freddie Mac
   Series 2627, Class IE,IO
     Zero     06/15/11 - 04/15/18         Aaa                 1,058                   88,590
   Series 2631, Class PC
    4.50%           03/15/16              Aaa                 1,000                  981,808
   Series 2686, Class JG
    5.50%           04/15/28              Aaa                   925                  928,201
    6.50%     03/01/32 - 01/01/35         Aaa                 1,736                1,778,895
General Electric Capital Commercial
   Mortgage Corp., Series 2001-1, Class A2
   5.082%           11/10/45              Aaa                   675                  677,731
   6.531%           05/15/33              Aaa                   550                  584,563
Greenwich Capital Commercial Funding Corp.
   Series 2004-GG1A, Class A2
   3.835%           10/08/08              Aaa                   345                  338,044
   Series 2005-GG, Class Aab
   4.619%           08/10/42              Aaa                   325                  316,828

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B118

             -------------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                         MOODY'S          PRINCIPAL
   INTEREST          MATURITY            RATING            AMOUNT                   VALUE
     RATE              DATE            (UNAUDITED)         (000)#                  (NOTE2)
-------------     --------------      -------------     -----------             ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
GS Mortgage Securities Corp.,
   Series 2004-GG2, Class A2
   4.293%           08/01/38              Aaa             $     140             $    138,013
JP Morgan Chase Commercial Mortgage
   Finance Corp.
   Series 2005-Ldp4, Class Asb
   4.824%           10/15/42             AAA(b)                 950                  933,904
   Series 2001-CIB2, Class A2
   6.244%           04/15/35             AAA(b)                 429                  438,427
   Series 2001-CIBC, Class A3
    6.26%           03/15/33             AAA(b)                 440                  462,672
LB-UBS Commercial Mortgage Trust,
   Series 2005-C1, Class A4
   3.636%           11/15/27              Aaa                 1,015                  989,077
   4.742%           02/15/30              Aaa                   750                  728,279
Washington Mutual Mortgage,
   Series 2004-AR1, Class A
   4.229%           03/25/34              Aaa                   159                  156,503
                                                                                ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (cost $20,556,891) .............................................               20,226,379
                                                                                ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.3%
Federal Home Loan Bank
   4.545%           09/01/35                                    600                  582,938
    4.72%           08/01/35                                    470                  459,872
    5.75%           05/15/12                                    105                  110,564
Federal Home Loan Mortgage Corp.
    2.75%           03/15/08                                  1,020                  978,640
    3.55%           11/15/07                                    460                  450,111
    5.50%     03/01/18 - 09/01/20                             2,226                2,239,187
Federal National Mortgage Assoc.
    3.25%           08/15/08                                  2,110                2,034,289
    4.00%           05/25/16                                    925                  901,756
   4.375%           09/15/12                                  1,050                1,025,969
    4.50%     05/01/19 - 09/01/34                             1,507                1,446,588
   4.625%           10/15/14                                  1,500                1,482,322
   4.694%           09/01/35                                    914                  896,136
    5.00%     07/01/35 - 09/01/35                               304                  294,458
    5.50%           08/01/19                                    736                  740,774
    6.00%     05/15/11 - 03/01/33                             3,623                3,751,577
Student Loan Marketing Assoc.
    4.40%           01/26/09                                    240                  240,544
    4.77%           04/01/09                                    155                  149,804
                                                                                ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (cost $18,022,561) .............................................               17,785,529
                                                                                ------------
ASSET-BACKED SECURITIES -- 1.1%
BankBoston Home Equity Loan Trust,
   Series 1998-1, Class A6
    6.35%           02/25/13              Aaa                   134                  135,441
Chase Funding Mortgage Loan Asset-Backed
   Series 2003-1, Class 1A6
   4.458%           03/25/14              Aaa                   500                  489,979
   Series 2002-2, Class 1M1
   5.599%           09/25/31              Aa2                    35                   35,019
Chase Issuance Trust, Series 2005-A7,
   Class A7
    4.55%           03/15/13              Aaa                   400                  395,500
Chase Manhattan Auto Owner Trust,
   Series 2003-A, Class A4
    2.06%           12/15/09              Aaa                   455                  444,775
Commercial Mortgage Pass-Through
   Certification, Series 2005-LP5, Class A1
   4.235%           05/10/43              Aaa                   604                  595,513
Credit-Based Asset Servicing and Securitization,
   Series 2005-C1, Class A2
   4.831%           08/25/35              Aaa                   255                  252,060
GE Equipment Small Ticket LLC, Series 2005-1A,
   Class A4
    4.51%           12/22/14              Aaa                   475                  467,652
MBNA Credit Card Master Note Trust,
   Series 2005-A6, Class A6
    4.50%           01/15/13              Aaa                   340                  335,963
New Century Home Equity Loan Trust
   Series 2005-A, Class A6
   4.954%           06/28/35             AAA(d)                 770                  746,465
   Series 2005-A, Class M2
   5.344%           06/28/35             AA(d)                  255                  248,044
PECO Energy Transition Trust, Series 2001-A,
   Class A1
    6.52%           12/31/10              Aaa                   475                  505,402
PSE&G Transition Funding LLC,
   Series 2001-1, Class A6
    6.61%           06/15/15              Aaa                   500                  546,553
Reliant Energy Transition Bond Co. LLC,
   Series 2001-1, Class A4
    5.63%           09/15/15              Aaa                   275                  284,674
WFS Financial Owner Tust, Series 2004-1
   ClassA4
    2.81%           08/22/11              Aaa                   320                  311,554
                                                                                ------------
TOTAL ASSET-BACKED SECURITIES
     (cost $5,883,231) ............................................                5,794,594
                                                                                ------------
MUNICIPAL BONDS -- 0.5%
CALIFORNIA -- 0.1%
California State Public Works Board Revenue
   Bond
    5.00%           01/01/21              A3                    200                  210,952
California State Variable Purpose GO
    5.25%           04/01/34             Baa1                   105                  110,593
                                                                                ------------
                                                                                     321,545
                                                                                ------------
DISTRICT OF COLUMBIA -- 0.1%
Disctrict of Columbia General Obligation
   Unlimtied (MBIA Insured),
    5.00%           06/01/16              Aaa                   320                  342,010
                                                                                ------------
GEORGIA -- 0.1%
Atlanta, GA Airport Passenger Facility Charge
   Revenue Bonds
    5.00%           01/01/33              Aaa                   485                  501,631
                                                                                ------------
KANSAS
Kansas State Development Finance Authority,
   Revenue Bonds
   5.501%           05/01/34              Aaa                   125                  128,758
                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B119

             -------------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                         MOODY'S          PRINCIPAL
   INTEREST          MATURITY            RATING            AMOUNT                   VALUE
     RATE              DATE            (UNAUDITED)         (000)#                  (NOTE2)
-------------     --------------      -------------     -----------             ------------

MUNICIPAL BONDS (CONTINUED)
NEVADA
Clark County Nevada School District, Series D
    5.00%           06/15/18              Aaa             $     240             $    256,445
                                                                                ------------
NEW YORK -- 0.1%
Liberty Nt. Dev. Corp. Revenue Bond
    5.25%           10/01/35              Aa3                   200                  225,518
New York State Urban Development Corp. Series A
    5.25%           01/01/21             AA-(d)                 200                  209,034
New York, NY, Series J
    3.75%           03/01/14              A2                    130                  138,911
                                                                                ------------
                                                                                     573,463
                                                                                ------------
TEXAS -- 0.1%
Houston Texas Utility System Revenue
    5.25%           05/15/16              Aaa                   405                  440,676
                                                                                ------------
TOTAL MUNICIPAL BONDS
    (cost $2,572,983) .............................................                2,564,528
                                                                                ------------

                                                              UNITS
                                                             -------
WARRANTS*
   Central Bank of Nigeria,
    expiring on 11/15/2020
    (Nigeria) (g)                                               250                       --
   Republic of Venezuela,
    expiring on 04/15/2020
    (Venezuela), 144A (g)                                     1,250                       --
   Travelcenters of America,
    expiring on 05/01/09, 144A (g)                              250                      313
   Travelcenters of America Units,
    expiring 05/01/09, 144A (g)                                 750                      937
                                                                                ------------
TOTAL WARRANTS
  (cost $0) .......................................................                    1,250
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $478,178,653) .............................................              478,474,625
                                                                                ------------

                                                            SHARES
                                                         -----------
SHORT-TERM INVESTMENT -- 8.7%
Money Market Mutual Fund
  Dryden Core Investment Fund -
   Taxable Money Market Series
   (cost $46,759,821; includes
   $19,264,913 of cash collateral
   for securities on loan)(b)(w)
   (Note 4) ...................................          46,759,821               46,759,821
                                                                                ------------
TOTAL INVESTMENTS -- 97.3%
  (cost $524,938,474; Note 6) .....................................              525,234,446
OTHER ASSETS IN EXCESS
  OF LIABILITIES(u) -- 2.7% .......................................               14,332,673
                                                                                ------------
NET ASSETS -- 100.0%  .............................................             $539,567,119
                                                                                ============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
GO     General Obligation
NR     Not Rated by Moodys or Standard & Poor's
TBA    Securities Purchased on a Forward Commitment Basis
TIPS   Treasury Inflation Protected Securities
ARS    Austrian Schilling
AUD    Australian Dollar
BRL    Brazilian Ruel
CAD    Canadian Dollar
CNY    Chinese Yuan
DKK    Denmark Krone
EUR    Euro
GBP    British Pound
ILS    Israeli Shekel
JPY    Japanese Yen
KRW    Korean Won
MXN    Mexican Peso
MYR    Malaysian Ringgit
NOK    Norwegian Kroner
PLZ    Polish Zloty
SEK    Swedish Krona
SGD    Singapore Dollar
TRY    Turkish Lira
TWD    Taiwan Dollar
ZAR    South African Rand

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*      Non-income producing security.

#      Principal amount is shown in U.S. dollars unless otherwise stated.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $18,832,838; cash collateral of $19,264,913 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)    Standard & Poor's rating.

(g)    Indicates a security that has been deemed illiquid.

(k) Securities or a portion thereof with an aggregate market value of $2,727,753 have been segregated with the custodian to cover margin requirements for futures contracts open at December 31, 2005.

(r)    Less than 1,000 par.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B120

             -------------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
             -------------------------------------------------------

(u) Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on futures contracts, and forward foreign currency contracts as follows:

 NUMBER                                                    VALUE AT             VALUE AT
   OF                                   EXPIRATION          TRADE              DECEMBER 31,        UNREALIZED
CONTRACTS                TYPE              MONTH            DATE                  2005            DEPRECIATION
-------------          --------         ----------      --------------       --------------       -------------
SHORT POSITIONS:
                     U.S. Treasury
     10               5 Year Note         Mar 06        $ 1,061,016            $ 1,063,438          $  (2,422)
                     U.S. Treasury
    184               5 Year Note         Mar 06         19,550,688             19,567,250            (16,563)
                     U.S. Treasury
    159              10 Year Note         Mar 06         17,293,891             17,395,594           (101,703)
                     U.S. Treasury
     31              30 Year Note         Mar 06          3,510,023              3,539,813            (29,789)
                                                                                                    ----------
                                                                                                    $(150,477)
                                                                                                    ----------

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.


The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Foreign Bonds                                                       38.9%
U.S. Treasury Obligations                                           12.7
Foreign Government Bonds                                            10.6
U.S. Government Agency Mortgage-Backed Securities                    9.0
Money Market Mutual Fund (including 3.6%
     of collateral received for securities on loan)                  8.7
Collateralized Mortgage Obligations                                  3.7
U.S. Government Agency Obligations                                   3.3
Financial Services                                                   2.3
Asset-Backed Securities                                              1.1
Financial - Bank & Trust                                             0.7
Insurance                                                            0.6
Oil & Gas                                                            0.6
Municipal Bonds                                                      0.5
Utilities                                                            0.5
Real Estate Investment Trust                                         0.4
Telecommunications                                                   0.4
Automotive Parts                                                     0.2
Chemicals                                                            0.2
Financial - Brokerage                                                0.2
Retail & Merchandising                                               0.2
Automobile Manufacturers                                             0.1
Beverages                                                            0.1
Broadcasting                                                         0.1
Cable Television                                                     0.1
Conglomerates                                                        0.1
Construction                                                         0.1
Consumer Products                                                    0.1
Consumer Products & Services                                         0.1
Containers & Packaging                                               0.1
Electric                                                             0.1
Electric - Integrated                                                0.1
Electronic Components & Equipment                                    0.1
Entertainment                                                        0.1
Entertainment & Leisure                                              0.1
Farming & Agriculture                                                0.1
Finance                                                              0.1
Food                                                                 0.1
Hotels & Motels                                                      0.1
Managed Healthcare                                                   0.1
Media                                                                0.1
Medical Supplies & Equipment                                         0.1
Metals & Mining                                                      0.1
Pipelines                                                            0.1
Railroads                                                            0.1
Tobacco                                                              0.1
                                                                   -----
                                                                    97.3
Other assets in excess of liabilities                                2.7
                                                                   -----
                                                                   100.0%
                                                                   -----

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B121

            --------------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

Forward foreign currency exchange contracts outstanding at December 31, 2005:
PURCHASE CONTRACTS

                                                                     IN                                         UNREALIZED
SETTLEMENT                             CONTRACTS TO               EXCHANGE                CONTRACTS            APPRECIATION
MONTH                 TYPE               RECEIVE                     FOR                  AT VALUE            (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
Jan 06            Buy        ARS          5,713,270              $ 1,861,000           $   1,875,597             $  14,597
Feb 06            Buy        ARS          5,577,152                1,888,000               1,812,082               (75,918)
May 06            Buy        ARS          9,829,284                3,246,013               3,138,525              (107,488)
Feb 06            Buy        AUD          2,425,000                1,762,466               1,775,019                12,553
Mar 06            Buy        BRL          3,017,740                  968,000               1,258,004               290,004
Apr 06            Buy        BRL          2,502,050                  815,000               1,037,182               222,182
Feb 06            Buy        CAD          2,581,360                2,175,829               2,223,845                48,016
Mar 06            Buy        CNY         38,803,950                4,880,996               4,855,406               (25,590)
Aug 06            Buy        CNY         37,107,020                4,723,997               4,734,088                10,091
Oct 06            Buy        CNY         41,793,424                5,345,999               5,358,640                12,641
Feb 06            Buy        DKK          1,299,900                  210,000                 206,828                (3,172)
Feb 06            Buy        EUR         34,371,926               40,998,270              40,803,992              (194,278)
Feb 06            Buy        GBP          6,422,919               11,086,902              11,049,150               (37,752)
Feb 06            Buy        ILS         47,731,358               10,163,316              10,357,552               194,236
Feb 06            Buy        JPY      8,087,388,638               68,583,191              68,993,385               410,194
Feb 06            Buy        KRW      5,476,012,800                5,297,955               5,420,158               122,203
Feb 06            Buy        MXN         58,020,718                5,491,525               5,425,140               (66,385)
May 06            Buy        MYR         34,079,330                9,227,804               9,067,630              (160,174)
Aug 06            Buy        MYR         18,836,883                5,108,999               5,032,473               (76,526)
Feb 06            Buy        NOK          3,845,000                  578,291                 571,248                (7,043)
Feb 06            Buy        PLZ          4,816,095                1,413,067               1,482,495                69,428
Feb 06            Buy        SEK         79,732,346                9,764,328              10,072,810               308,482
Feb 06            Buy        SGD          1,223,000                  720,212                 736,767                16,555
Jul 06            Buy        TWD        280,880,830                9,074,987               8,724,243              (350,744)
Feb 06            Buy        ZAR          3,771,000                  552,997                 593,809                40,812
                                                                -------------------------------------------------------------
                                                                $205,939,144            $206,606,068              $666,924
                                                                =============================================================

SALES CONTRACTS

                                                                     IN                                         UNREALIZED
SETTLEMENT                             CONTRACTS TO               EXCHANGE                CONTRACTS            APPRECIATION
MONTH                 TYPE               DELIVER                     FOR                  AT VALUE            (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------
Jan 06           Sell        ARS          6,074,950             $  2,042,000            $  1,994,333              $ 47,667
Feb 06           Sell        ARS          5,577,152                1,801,988               1,812,082               (10,094)
Feb 06           Sell        AUD          9,665,319                7,198,723               7,074,689               124,034
Mar 06           Sell        BRL          3,017,740                1,025,048               1,258,004              (232,956)
Apr 06           Sell        BRL          2,502,050                  845,572               1,037,181              (191,609)
Feb 06           Sell        DKK         27,212,471                4,284,753               4,329,798               (45,045)
Feb 06           Sell        EUR         48,828,878               57,303,494              57,966,294              (662,800)
Feb 06           Sell        GBP            241,370                  427,534                 415,221                12,313
Feb 06           Sell        JPY      1,771,220,743               15,039,621              15,110,256               (70,635)
Feb 06           Sell        MXN        170,515,759               15,859,955              15,943,820               (83,865)
May 06           Sell        MYR         34,079,330                9,070,000               9,067,630                 2,370
Aug 06           Sell        MYR         18,836,883                5,029,874               5,032,473                (2,599)
Jul 06           Sell        TWD        280,880,830                8,849,850               8,724,243               125,607
                                                                -------------------------------------------------------------
                                                                $128,778,412            $129,766,024             ($987,612)
                                                                =============================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B122

              ----------------------------------------------------
                     AST GOLDMAN SACHS HIGH YIELD PORTFOLIO
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                   MOODY'S                               PRINCIPAL
                                                                   RATING       INTEREST   MATURITY       AMOUNT        VALUE
                                                                 (UNAUDITED)      RATE       DATE          (000)       (NOTE 2)
                                                              ----------------  --------   --------     ----------  --------------
LONG-TERM INVESTMENTS -- 90.1%
CORPORATE BONDS -- 89.9%

AEROSPACE -- 1.6%
   Argo-Tech Corp., Sr. Notes ............................          B(d)          9.25%    06/01/11      $  2,000   $    2,050,000
   K & F Acquisition, Inc., Gtd. Notes, PIK ..............         Caa1           7.75%    11/15/14         2,000        2,020,000
   Sequa Corp., Sr. Notes ................................           B1           9.00%    08/01/09         2,250        2,390,625
   Standard Aero Holdings, Inc., Sr. Sub. Notes ..........         Caa1           8.25%    09/01/14         1,500        1,230,000
   TransDigm, Inc., Gtd. Notes ...........................           B3          8.375%    07/15/11         2,000        2,105,000
                                                                                                                      ------------
                                                                                                                         9,795,625
                                                                                                                      ------------
AGRICULTURE -- 1.5%
   Land O'Lakes, Inc., Sec'd. Notes9.00% .................           B2           9.00%    12/15/10           750          813,750
   Land O'Lakes, Inc., Sr. Notes .........................           B2           8.75%    11/15/11           102          107,100
   National Beef Packaging Co., Sr. Notes ................           B3          10.50%    08/01/11         1,025        1,060,875
   Smithfield Foods, Inc., Sr. Notes .....................          Ba2           8.00%    10/15/09         1,500        1,582,500
   Swift & Co., Gtd. Notes ...............................           B1         10.125%    10/01/09         1,250        1,290,625
   Swift & Co., Sr. Sub. Notes ...........................           B2          12.50%    01/01/10         1,025        1,078,813
   United Agricultural Products Holding Corp.,
      Sr. Disc. Notes, Zero Coupon (until 01/15/08) ......           B3          10.75%(v) 07/15/12         3,250        2,815,312
   United Agricultural Products Holding Corp., Sr. Notes .           B1           8.25%    12/15/11           655          687,750
                                                                                                                      ------------
                                                                                                                         9,436,725
                                                                                                                      ------------
AIRLINES
   Northwest Airlines, Inc., Gtd. Notes (a)(g) ...........          Caa1         10.00%    02/01/09           454          171,385
                                                                                                                      ------------
AUTOMOTIVE - OEM -- 1.6%
   Ford Motor Credit Co., Sr. Notes (a) ..................          Baa3          7.00%    10/01/13         3,000        2,563,371
   Ford Motor Credit Corp., Notes ........................          Baa3          7.25%    10/25/11         1,000          863,856
   General Motors Acceptance Corp., Bonds (a) ............          Baa2          8.00%    11/01/31         1,000          957,881
   General Motors Acceptance Corp., Notes ................          Baa2          7.25%    03/02/11           750          689,353
   General Motors Acceptance Corp., Notes (a) ............          Baa2         6.875%    09/15/11         3,000        2,735,835
   General Motors Acceptance Corp., Notes (a) ............          Ba1           6.75%    12/01/14         2,000        1,799,242
                                                                                                                      ------------
                                                                                                                         9,609,538
                                                                                                                      ------------
AUTOMOTIVE PARTS -- 2.4%
   Accuride Corp., Gtd. Notes ............................         Caa1           8.50%    02/01/15         1,000          985,000
   Advanced Accessory System, Sr. Notes ..................           B3          10.75%    06/15/11           500          402,500
   Affinia Group, Inc., Sr. Sub. Notes ...................         Caa1           9.00%    11/30/14         1,000          790,000
   Dana Corp., Notes .....................................          Ba2           9.00%    08/15/11           550          445,500
   Delco Remy International, Inc., Sr. Sub. Notes ........         Caa1          9.375%    04/15/12         1,000          345,000
   Goodyear Tire & Rubber Co., Notes (a) .................           B3          7.857%    08/15/11         2,000        1,950,000
   Goodyear Tire & Rubber Co., Sr. Notes 144A (g) ........           B3           9.00%    07/01/15         1,500        1,477,500
   Navistar International Corp., Sr. Notes ...............          Ba3           6.25%    03/01/12         1,500        1,342,500
   Schefenaccker AG, Sr. Sub. Notes (Germany) ............          B2            9.50%    02/11/14   EUR     750          633,753
   Tenneco Automotive, Inc., Gtd. Notes (a) ..............           B3          8.625%    11/15/14         1,000          945,000
   Tenneco Automotive, Inc., Sr. Sub.Notes ...............           B2          10.25%    07/15/13           750          819,375
   TRW Automotive, Inc., Sr. Sub. Notes (a) ..............           B1          11.00%    02/15/13         2,721        3,054,323
   United Components, Inc., Sr. Sub. Notes ...............           B3          9.375%    06/15/13         1,500        1,492,500
                                                                                                                      ------------
                                                                                                                        14,682,951
                                                                                                                      ------------
BUILDING MATERIALS - CONSUMER -- 0.5%
   Collins & Aikman Corp., Gtd. Notes ....................         Caa1           9.75%    02/15/10         1,250        1,100,000
   Norcraft Cos. LLC, Sr. Sub. Notes .....................           B3           9.00%    11/01/11         1,350        1,397,250
   Norcraft Holdings Capital, Sr. Disc. Notes, Zero Coupon
      (until 09/01/08) ...................................         Caa1           9.75%(v) 09/01/12           750          532,500
                                                                                                                      ------------
                                                                                                                         3,029,750
                                                                                                                      ------------
BUILDING MATERIALS - FIXTURES & FITTINGS -- 3.0%
   ACIH, Inc., Sr. Disc. Notes, Zero Coupon (until 12/15/07)
       144A (g) ..........................................      CCC+(d)         11.50%(v)  12/15/12           875          616,875
   Associated Materials, Inc., Gtd. Notes ................         Caa1           9.75%    04/15/12         1,125        1,085,625

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B123

              ----------------------------------------------------
               AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                   MOODY'S                              PRINCIPAL
                                                                   RATING       INTEREST   MATURITY      AMOUNT        VALUE
                                                                 (UNAUDITED)      RATE       DATE         (000)       (NOTE 2)
                                                              ----------------  --------   --------     ---------   --------------
CORPORATE BONDS (CONTINUED)

   BUILDING MATERIALS - FIXTURES & FITTINGS (CONT'D.)
   Associated Materials, Inc., Sr. Disc. Notes, Zero
      Coupon (until 03/01/09) ............................         Caa2          11.25%(v) 03/01/14      $ 2,000    $      980,000
   FIMEP SA, Sr. Notes ...................................           B1          10.50%    02/15/13        4,000         4,520,000
   Goodman Global Holdings, Sr. Sub. Notes 144A (g) ......         Caa1          7.875%    12/15/12        2,500         2,325,000
   Grohe Holding Gmbh, Gtd. Notes (Germany) ..............           B3          8.625%    10/01/14        1,000         1,098,062
   Grohe Holding GMBH, Sr. Notes (Germany) ...............           B3          8.625%    10/01/14   EUR  2,500         2,745,155
   Nortek, Inc., Sr. Sub. Notes ..........................         Caa1           8.50%    09/01/14        4,000         3,860,000
   NTK Holdings Inc., Sr. Disc. Notes (a) ................         Caa2          10.75%(v) 03/01/14        1,500           937,500
                                                                                                                      ------------
                                                                                                                        18,168,217
                                                                                                                      ------------
CAPITAL GOODS - OTHERS -- 1.1%
   Altra Industrial Motion, Sec'd. Notes 144A ............           B3           9.00%    12/01/11(g)       625           606,250
   Briggs & Stratton Corp., Gtd. Notes ...................          Ba1          8.875%    03/15/11        2,125         2,380,769
   Mueller Group, Inc., Sr. Sub. Notes ...................         Caa1          10.00%    05/01/12        1,525         1,620,313
   Rexnord Corp., Gtd. Notes .............................           B3         10.125%    12/15/12        2,000         2,150,000
                                                                                                                      ------------
                                                                                                                         6,757,332
                                                                                                                      ------------
CHEMICALS -- 6.1%
   BCP Crystal Holdings Corp., Sr. Sub. Notes (Luxembourg)            B3         9.625%    06/15/14   EUR  1,725         1,919,062
   Borden US Financial / Nova Scotia, Sec'd. Notes 144A               B3          9.00%    07/15/14        1,000           990,000
   Compass Minerals International, Inc., Sr. Disc. Notes,
     Zero Coupon (until 06/01/08) ........................          B-(d)        12.00%(v) 06/01/13        2,000         1,730,000
   Compass Minerals International, Inc., Sr. Notes, Zero
       Coupon (until 12/15/07) ...........................           NR          12.75%(v) 12/15/12        1,900         1,719,500
   Crompton Corp., Sr. Notes .............................           B1          9.875%    08/01/12          875           998,594
   Crystal US Holdings, Sr. Disc. Notes Zero Coupon
       (until 10/01/09) (a) ..............................         Caa2          10.50%(v) 10/01/14        3,100         2,255,250
   Equistar Chemical Funding, Sr. Notes ..................           B2         10.625%    05/01/11        1,500         1,650,000
   Equistar Chemical L.P., Gtd. Notes ....................           B2         10.125%    09/01/08        2,100         2,278,500
   Huntsman LLC Co., Gtd. Notes ..........................           B1         11.625%    10/15/10          975         1,110,281
   INVISTA, Notes 144A (g) ...............................           B1           9.25%    05/01/12        3,000         3,202,500
   KRATON Polymers LLC, Sr. Sub. Notes 144A (a) ..........         Caa1          8.125%    01/15/14        2,500         2,400,000
   LBC Luxembourg Holdings SA, Gtd. Notes (Luxembourg) ...         Caa1          11.00%    05/15/14   EUR  1,000         1,346,680
   Nell AF SARL, Sr. Notes (Luxembourg) ..................           B2          8.375%    08/15/15          500           604,526
   Nell AF SARL, Sr. Notes (Luxembourg)(a)(g) ............          B2e          8.375%    08/15/15        3,000         2,970,000
   PQ Corp., Gtd. Notes 144A (g) .........................           B3           7.50%    02/15/13        1,500         1,395,000
   Resolution Perfomance LLC, Sec'd. Notes ...............           B3           9.50%    04/15/10        1,250         1,265,625
   Rhodia SA, Sr. Notes (France)(a) ......................           B3          10.25%    06/01/10        2,250         2,463,750
   Rhodia SA, Sr. Sub. Notes (France)(a)(l) ..............         Caa1          8.875%    06/01/11        2,000         2,050,000
   Rhodia SA, Sr. Sub. Notes (France) ....................         Caa1           9.25%    06/01/11   EUR  1,000         1,260,847
   Rockwood Specialties Group, Inc., Gtd. Notes ..........           B           7.625%    11/15/14   EUR  1,000         1,225,331
   Rockwood Specialties Group, Inc., Gtd. Notes 144A .....           B3          7.625%    11/15/14        1,000         1,225,331
   Rockwood Specialties Group, Inc., Sr. Sub. Notes ......           B3         10.625%    05/15/11        1,367         1,498,574
                                                                                                                      ------------
                                                                                                                        37,559,351
                                                                                                                      ------------
CONGLOMERATES -- 1.8%
   Blount, Inc., Sr. Sub. Notes ..........................         Caa1          8.875%    08/01/12        1,375         1,450,625
   Bombardier, Inc., Notes 144A (Canada)(a)(g)(l) ........          Ba2            6.75%   05/01/12        1,500         1,387,500
   Invensys PLC, Sr. Notes 144A (g) ......................           B3          9.875%    03/15/11   EUR  1,000           990,000
   Mark IV Industries, Inc., Sr. Sub. Notes ..............         Caa1           7.50%    09/01/07        2,750         2,533,437
   NOMA Luxembourg SA, Sr. Notes (Luxembourg) ............           B3           9.75%    07/15/11   EUR  1,000         1,370,358
   Park-Ohio Industries, Inc., Sr. Sub. Notes ............         Caa1          8.375%    11/15/14        1,500         1,312,500
   Polypore International, Inc., Sr. Disc. Notes, Zero
      Coupon (untill 10/01/08) ...........................         Caa2          10.50%(v) 10/01/12        1,250           700,000
   Polypore, Inc., Notes 144A ............................         Caa1           8.75%    05/15/12          750           831,316
   Polypore, Inc., Sr. Sub. Notes 144A ...................         Caa1           8.75%    05/15/12          750           660,000
                                                                                                                      ------------
                                                                                                                        11,235,736
                                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B124

              ----------------------------------------------------
               AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                   MOODY'S                              PRINCIPAL
                                                                   RATING       INTEREST   MATURITY      AMOUNT        VALUE
                                                                 (UNAUDITED)      RATE       DATE         (000)       (NOTE 2)
                                                              ----------------  --------   --------     ---------   --------------
CORPORATE BONDS (CONTINUED)

CONSUMER PRODUCTS - HOUSEHOLD & LEISURE -- 3.3%
   Affinion Group, Inc., Gtd. Notes (a)(g) ...............           B3         10.125%    10/15/13      $   500    $      487,500
   Ames True Temper, Inc., Sr. Sub. Notes (a) ............         Caa1          10.00%    07/15/12        1,125           883,125
   Bear Creek Corp., Sr. Notes 144A (g) ..................           B3           9.00%    03/01/13        1,000         1,005,000
   FTD, Inc., Gtd. Notes .................................           B3           7.75%    02/15/14        1,646         1,629,540
   Jostens Holding Corp., Sr. Disc. Notes, Zero Coupon
       (until 12/01/08) ..................................         Caa2          10.25%(v) 12/01/13        4,500         3,330,000
   Jostens IH Corp., Gtd. Notes ..........................          B3           7.625%    10/01/12        1,500         1,507,500
   Rayovac Corp., Sr. Sub. Notes .........................          B3            8.50%    10/01/13        2,000         1,745,000
   Safilo Capital International SA, Sr. Notes
      (Luxembourg) .......................................         Caa2          9.625%    05/15/13   EUR  2,500         3,314,904
   Sealy Mattress Co., Sr. Sub. Notes (a) ................          B3            8.25%    06/15/14        1,750         1,802,500
   Simmons Co., Sr. Disc. Notes, Zero Coupon
      (until 12/15/09) 144A (a)(g) .......................         Caa2          10.00%(v) 12/15/14        1,375           742,500
   Spectrum Brands, Inc., Sr. Sub. Notes (a) .............          B3           7.375%    02/01/15        2,500         2,087,500
   True Temper Sports, Inc., Gtd. Notes ..................         Caa1          8.375%    09/15/11          425           382,500
   WH Holdings Ltd., Sr. Notes ...........................          B2            9.50%    04/01/11        1,200         1,296,000
                                                                                                                      ------------
                                                                                                                        20,213,569
                                                                                                                      ------------
CONSUMER PRODUCTS - INDUSTRIAL -- 1.1%
   Aearo Co., Sr. Sub. Notes .............................          B3            8.25%    04/15/12        1,125         1,141,875
   Bombardier Recreational, Sr. Sub. Notes (Canada)(l) ...          B3           8.375%    12/15/13        1,000         1,001,250
   Johnsondiversey Holdings, Inc., Disc. Notes, Zero
      Coupon (until 05/15/07) ............................         Caa1          10.57%(v) 05/15/13        1,625         1,291,875
   Johnsondiversey Unrestricted, Notes ...................         Caa1          9.625%    05/15/12        1,000         1,189,814
   Norcross Safety Products, Sr. Sub. Notes ..............           B3          9.875%    08/15/11        1,500         1,545,000
   NSP Holdings Capital Corp., Sr. Unsec'd. Notes ........         Caa1          11.75%    01/01/12          528           549,532
                                                                                                                      ------------
                                                                                                                         6,719,346
                                                                                                                      ------------
CONSUMER PRODUCTS - NON DURABLE -- 0.9%
   Chattem, Inc., Sr. Sub. Notes .........................          B2            7.00%    03/01/14        1,500         1,522,500
   Del Laboratories, Inc., Gtd. Notes (a) ................          B3            8.00%    02/01/12        1,000           790,000
   Leiner Health Products, Sr. Sub. Notes (a) ............          B3           11.00%    06/01/12          750           705,000
   Playtex Products, Inc., Gtd. Notes (a) ................         Caa2          9.375%    06/01/11        1,500         1,571,250
   Prestige Brands, Inc., Sr. Sub. Notes (a) .............          NR            9.25%    04/15/12          975           960,375
                                                                                                                      ------------
                                                                                                                         5,549,125
                                                                                                                      ------------
DEFENSE -- 1.0%
   Communications & Power Industries Holding Corp.,
      Sr. Sub. Notes .....................................          B3            8.00%    02/01/12        1,500         1,496,250
   L-3 Communications Corp., Gtd. Notes ..................         Ba3           6.125%    07/15/13        1,500         1,488,750
   L-3 Communications Corp., Sr. Sub. Notes 144A (g) .....         Ba3           6.375%    10/15/15        3,000         2,992,500
                                                                                                                      ------------
                                                                                                                         5,977,500
                                                                                                                      ------------
ENERGY - COAL -- 0.5%
   Foundation PA Coal Co., Sr. Notes .....................          B(d)          7.25%    08/01/14        1,750         1,809,062
   Massey Energy Co., Sr. Notes (g) ......................          B1           6.875%    12/15/13        1,000         1,008,750
                                                                                                                      ------------
                                                                                                                         2,817,812
                                                                                                                      ------------
ENERGY - E & P -- 1.9%
   Chesapeake Energy Corp., Sr. Notes ....................          Ba3          6.875%    01/15/16        2,500         2,562,500
   Chesapeake Energy Corp., Sr. Notes 144A ...............          Ba3          6.375%    06/15/15        2,500         2,500,000
   El Paso Production Holding Co., Gtd. Notes ............           B3            7.75%    06/01/13        2,000         2,075,000
   Encore Acquisition Co., Sr. Sub. Notes ................          B2            6.00%    07/15/15        1,000           920,000
   KCS Energy, Inc., Sr. Notes ...........................          B3           7.125%    04/01/12          500           498,750
   Magnum Hunter Resources, Inc., Gtd. Notes .............          Ba3           9.60%    03/15/12          715           775,775
   Swift Energy Co., Sr. Sub. Notes ......................          B2           9.375%    05/01/12        1,925         2,069,375
                                                                                                                      ------------
                                                                                                                        11,401,400
                                                                                                                      ------------
ENERGY - SERVICES -- 0.2%
   Pride International, Inc., Sr. Notes ..................          Ba2          7.375%    07/15/14        1,375         1,474,688
                                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B125

              ----------------------------------------------------
               AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                   MOODY'S                              PRINCIPAL
                                                                   RATING       INTEREST   MATURITY      AMOUNT        VALUE
                                                                 (UNAUDITED)      RATE       DATE         (000)       (NOTE 2)
                                                              ----------------  --------   --------     ---------   --------------
CORPORATE BONDS (CONTINUED)

ENTERTAINMENT & LEISURE -- 1.2%
   Six Flags, Inc., Sr. Notes ............................         Caa1           9.75%    04/15/13      $ 1,500    $    1,471,875
   Universal City Development Partners Ltd., Sr. Notes ...          B2           11.75%    04/01/10        1,500         1,681,875
   Universal City Florida Holding Co., Sr. Notes (a) .....          B3           8.375%    05/01/10        1,000           977,500
   Warner Music Group, Sr. Sub. Notes ....................          B3           7.375%    04/15/14        2,000         1,985,000
   WMG Holdings Corp., Sr. Disc. Notes, Zero Coupon
       (until 12/15/09) ..................................         Caa2           9.50%(v) 12/15/14        1,600         1,120,000
                                                                                                                      ------------
                                                                                                                         7,236,250
                                                                                                                      ------------
ENVIRONMENTAL -- 1.0%
   Allied Waste North America, Gtd. Notes, Series B ......          B2            9.25%    09/01/12          499           540,167
   Allied Waste North America, Sec'd. Notes (a) ..........          B2           6.375%    04/11/15        1,500         1,462,500
   Allied Waste North America, Sr. Notes .................          B2            8.50%    12/01/08        2,000         2,100,000
   Allied Waste North America, Sr. Notes (a) .............          B2            7.25%    03/15/15        1,250         1,262,500
   Waste Services, Inc., Sr. Sub. Notes (Canada) .........          Ca            9.50%    04/15/14        1,000         1,000,000
                                                                                                                      ------------
                                                                                                                         6,365,167
                                                                                                                      ------------
FINANCE -- 0.2%
   E*trade Financial Corp., Sr. Notes (g) ................          B1           7.375%    09/15/13   EUR  1,250         1,265,625
   Refco Finance Holdings LLC, Gtd. Notes (g) ............          B3            9.00%    08/01/12          342           263,340
                                                                                                                      ------------
                                                                                                                         1,528,965
                                                                                                                      ------------
FOOD -- 1.7%
   Chiquita Brands International, Inc., Sr. Notes
      144A (a)(g) ........                                          B3           8.875%    12/01/15        1,250         1,162,500
   Dole Foods Co., Inc., Sr. Notes .......................          B2           8.625%    05/01/09        1,500         1,537,500
   Eagle Family Foods, Inc., Gtd. Notes, Series B ........         Caa2           8.75%    01/15/08        1,750         1,321,250
   Michael Foods, Sr. Sub. Notes .........................          B3            8.00%    11/15/13        1,450         1,486,250
   Pilgrim's Pride Corp., Sr. Sub. Notes .................         Ba3            9.25%    11/15/13        1,225         1,307,688
   Pinnacle Foods, Inc., Sr. Sub. Notes ..................          B3            8.25%    12/01/13        2,500         2,381,250
   United Biscuits Co., Gtd. Notes (United Kingdom) ......          B1          10.625%    04/15/11   EUR    750           950,075
                                                                                                                      ------------
                                                                                                                        10,146,513
                                                                                                                      ------------
GAMING -- 6.5%
   Kerzner International Ltd., Sr. Sub. Notes (Bahamas) (g)         B2            6.75%    10/01/15        1,000           972,500
   Boyd Gaming Corp., Sr. Sub. Notes .....................          B1            8.75%    04/15/12        2,000         2,145,000
   Chukchansi Economic Development Authority,
      Sr. Notes (g) ......................................          B2            8.00%    11/15/13          500           513,125
   Cirsa Finance, Sr. Notes (Luxembourg) .................          B1            8.75%    05/15/14        1,375         1,701,108
   Codere Finance Luxembourg SA (Luxembourg) .............          B2            8.25%    06/15/15        2,000         2,521,695
   Global Cash Account / Finance Corp., Sr. Sub. Notes ...         Caa1           8.75%    03/15/12          617           656,334
   Herbst Gaming, Inc., Gtd. Notes .......................          B3            7.00%    11/15/14        1,000           995,000
   Isle of Capri Casinos, Inc., Gtd. Notes ...............          B2            9.00%    03/15/12        1,000         1,057,500
   Isle of Capri Casinos, Inc., Sr. Sub. Notes (a) .......          B2            7.00%    03/01/14          675           658,125
   Las Vegas Sands Corp., Sr. Notes ......................          B2           6.375%    02/15/15        1,000           962,500
   Mandalay Resort Group, Sr. Notes ......................         Ba2            9.50%    08/01/08        1,500         1,625,625
   Mandalay Resort Group, Sr. Sub. Notes .................         Ba3           10.25%    08/01/07          425           453,156
   Mandalay Resort Group, Sr. Sub. Notes (a) .............         Ba3           9.375%    02/15/10        3,500         3,832,500
   MGM Grand, Inc., Gtd. Notes (a) .......................         Ba3           8.375%    02/01/11        1,250         1,337,500
   MGM Mirage, Inc., Sr. Notes ...........................         Ba2           5.875%    02/27/14        2,500         2,387,500
   MGM Mirage, Inc., Sr. Notes 144A ......................         Ba2           6.625%    07/15/15        2,500         2,493,750
   Mohegan Tribal Gaming Authority, Sr. Sub. Notes .......         Ba3            8.00%    04/01/12        1,100         1,157,750
   MTR Gaming Group, Inc., Gtd. Notes, Series B ..........          B2            9.75%    04/01/10          750           800,625
   Park Place Entertainment Corp., Sr. Sub. Notes ........         Ba1           7.875%    03/15/10        2,750         2,956,250
   Penn National Gaming, Inc., Sr. Sub. Notes (a) ........          B3            6.75%    03/01/15        1,000           982,500
   Pinnacle Entertainment, Inc., Gtd. Notes ..............         Caa1           8.75%    10/01/13          500           532,500
   Pinnacle Entertainment, Inc., Sr. Sub. Notes ..........         Caa1           8.25%    03/15/12        1,000         1,033,750
   River Rock Entertainment, Sr. Notes ...................          B2            9.75%    11/01/11          950         1,023,625
   Seneca Gaming Corp., Sr. Notes ........................          B2            7.25%    05/01/12          750           754,687
   Seneca Gaming Corp., Sr. Notes (g) ....................          B1            7.25%    05/01/12          500           503,125
   Station Casinos, Inc., Sr. Sub. Notes .................          B1           6.875%    03/01/16        2,500         2,556,250
   Wynn Las Vegas LLC Corp., First Mortgage Notes ........          B2           6.625%    12/01/14        3,000         2,917,500
                                                                                                                      ------------
                                                                                                                        39,531,480
                                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B126

              ----------------------------------------------------
               AAST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                   MOODY'S                              PRINCIPAL
                                                                   RATING       INTEREST   MATURITY      AMOUNT        VALUE
                                                                 (UNAUDITED)      RATE       DATE         (000)       (NOTE 2)
                                                              ----------------  --------   --------     ---------   --------------
CORPORATE BONDS (CONTINUED)

HEALTH CARE - MEDICAL PRODUCTS -- 0.9%
   CDRV Investors, Inc., Sr. Disc. Notes, Zero Coupon
     (untill 1/01/10) ....................................         Caa2         9.63%(v)   01/01/15      $ 2,250    $    1,378,125
   Sybron Dental Specialties, Inc., Gtd. Notes ...........          B1          8.125%     06/15/12        1,375         1,443,750
   VWR International, Inc., Sr. Sub. Notes. ..............         B-(d)         8.00%     04/15/14        3,000         2,985,000
                                                                                                                      ------------
                                                                                                                         5,806,875
                                                                                                                      ------------
HEALTH CARE - PHARMA -- 1.5%
   Biovail Corp., Sr. Sub. Notes .........................          B2          7.875%     04/01/10        1,000         1,036,250
   Mylan Laboratories, Inc., Sr. Notes 144A (g) ..........         Ba1          6.375%     08/15/15          500           500,625
   Nyco Holdings, Sr. Notes (Denmark) ....................          B3          11.50%     03/31/13   EUR    750         1,029,988
   Nycomed ASA, Sr. Notes (Denmark) ......................          NR          11.75%     09/15/13   EUR  2,557         3,148,050
   Quintiles Transnational Corp., Sr. Sub. Notes .........          B3          10.00%     10/01/13        2,000         2,230,000
   Warner Chilcott Corp., Gtd. Notes 144A (g) ............         Caa1          8.75%     02/01/15        1,500         1,380,000
                                                                                                                      ------------
                                                                                                                         9,324,913
                                                                                                                      ------------
HEALTH CARE - SERVICES -- 3.9%
   Accellant Incorporated Medical Instruments,
     Gtd. Notes (g) ......................................         Caa1          10.50%    12/01/13        1,250         1,281,250
   Alliance Imaging, Inc., Sr. Sub. Notes (a) ............          B3            7.25%    12/15/12        1,000           832,500
   AmeriPath, Inc., Gtd. Notes ...........................         Caa1          10.50%    04/01/13        1,375         1,457,500
   Davita, Inc., Sr. Sub. Notes (a) ......................          B3            7.25%    03/15/15        1,750         1,771,875
   HCA, Inc., Notes ......................................          Ba2           6.25%    02/15/13        2,000         2,001,422
   HCA, Inc., Notes (a) ..................................          Ba2          6.375%    01/15/15        6,000         6,065,004
   Psychiatric Solutions, Inc., Gtd. Notes ...............          B3            7.75%    07/15/15        1,000         1,032,500
   Select Medical Corp., Gtd. Notes ......................          B3           7.625%    02/01/15        2,250         2,165,625
   Tenet Healthcare Corp., Sr. Notes (a) .................          B3           9.875%    07/01/14        1,500         1,518,750
   Tenet Healthcare Corp., Sr. Unsec'd. Notes (a) ........          B3           7.375%    02/01/13        1,000           922,500
   US Oncology, Inc., Gtd. Notes .........................          B2            9.00%    08/15/12        1,750         1,872,500
   Vanguard Health Holdings II, Sr. Sub. Notes ...........         Caa1           9.00%    10/01/14        2,500         2,656,250
                                                                                                                      ------------
                                                                                                                        23,577,676
                                                                                                                      ------------
HOME CONSTRUCTION -- 0.5%
   K Hovnanian Enterprises, Inc., Gtd. Notes .............         Ba1            6.25%    01/15/15        2,000         1,882,214
   Meritage Homes Corp., Sr. Notes .......................         Ba3            6.25%    03/15/15        1,500         1,365,000
                                                                                                                      ------------
                                                                                                                         3,247,214
                                                                                                                      ------------
LODGING -- 1.1%
   Gaylord Entertainment Co., Gtd. Notes .................          B3            6.75%    11/15/14        1,000           980,000
   HMH Properties, Inc., Gtd. Notes, Series B ............         Ba2           7.875%    08/01/08          414           418,657
   Host Marriott LP, Gtd. Notes ..........................         Ba2           6.375%    03/15/15        1,000           997,500
   Host Marriott LP, Sr. Notes ...........................         Ba3            7.00%    08/15/12        1,500         1,537,500
   Host Marriott LP, Sr. Notes ...........................         Ba3           7.125%    11/01/13        1,000         1,040,000
   Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes .         Ba1           7.875%    05/01/12        1,500         1,653,750
                                                                                                                      ------------
                                                                                                                         6,627,407
                                                                                                                      ------------
MACHINERY -- 0.2%
   Columbus Mckinnon Corp., Sec'd. Notes .................         B3            10.00%    08/01/10          277           306,778
   Dresser-Rand Group, Inc., Sr. Sub. Notes 144A
      (Canada)(g)(l) .....................................         B3            7.375%    11/01/14          881           907,430
                                                                                                                      ------------
                                                                                                                         1,214,208
                                                                                                                      ------------
MEDIA -- 0.8%
   DirecTV Holdings LLC / DirecTV Financing Co., Sr. Notes         Ba2           8.375%     03/15/13        1,250        1,343,750
   DirecTV Holdings LLC, Sr. Notes (a) ...................         Ba2           6.375%     06/15/15        1,000          977,500
   Echostar DBS Corp., Sr. Notes .........................         Ba3            5.75%     10/01/08        2,750        2,695,000
                                                                                                                    --------------
                                                                                                                         5,016,250
                                                                                                                    --------------
MEDIA - BROADCASTING & RADIO -- 0.8%
   Emmis Communications Corp., Sr. Notes .................          B3          10.366%     06/15/12          500          501,875
   Emmis Operating Co., Sr. Sub. Notes (a) ...............          B2           6.875%     05/15/12        1,500        1,490,625
   Radio One, Inc., Sr. Sub. Notes .......................          B2           6.375%     02/15/13          875          849,844
   Sinclair Broadcasting Group, Inc., Gtd. Notes .........          B2            8.00%     03/15/12        2,000        2,060,000
                                                                                                                      ------------
                                                                                                                         4,902,344
                                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B127

              ----------------------------------------------------
               AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                   MOODY'S                              PRINCIPAL
                                                                   RATING       INTEREST   MATURITY      AMOUNT         VALUE
                                                                 (UNAUDITED)      RATE       DATE         (000)        (NOTE 2)
                                                              ----------------  --------   --------     ---------   --------------
CORPORATE BONDS (CONTINUED)

MEDIA - CABLE -- 3.2%
   Adelphia Communications Corp., Sr. Notes (a)(g)(i) ....           NR          10.25%    06/15/11      $ 1,000    $      600,000
   Cablevision Systems Corp. Holdings, Inc., Sr. Notes ...           B1          8.125%    07/15/09        1,000         1,010,000
   Cablevision Systems Corp., Sr. Notes 144A (a) .........           B3           8.00%    04/15/12        1,000           935,000
   CCH I Holdings LLC, Gtd. Notes (a)(g) .................           Ca          10.00%    05/15/14        1,500           851,250
   Charter Communications Corp., Sr. Notes (g) ...........           Ca            Zero    05/15/14        1,000           555,000
   Charter Communications Holdings II, Sr. Notes 144A (g)          Caa1          10.25%    09/15/10        2,500         2,487,500
   CSC Holdings, Inc., Sr. Notes (a) .....................           B1          7.625%    04/01/11        1,500         1,492,500
   Ono Finance PLC, Gtd. Notes ...........................         Caa2          10.50%    05/15/14   EUR  1,750         2,237,561
   Rogers Cable, Inc., Sec'd. Notes 7.25%(Canada) ........          Ba3           7.25%    12/15/11          500           444,432
   Rogers Cable, Inc., Sec'd. Notes ......................          Ba3           6.25%    06/15/13        2,000         1,972,500
   Tele Columbus AG & Co., Sr. Notes (Germany) ...........           B3          9.375%    04/15/12   EUR    125           154,646
   Tele Columbus AG & Co., Sr. Sub. Notes (Germany) ......           B3          9.375%    04/15/12   EUR    875         1,082,523
   Telenet Communication NV, Sr. Notes (Belgium) .........           B3           9.00%    12/15/13   EUR  1,500         1,966,744
   Telenet Group Holdings NV, Disc. Notes, Zero Coupon
       (until 12/15/08) 144A (Belgium)(g)(l) .............         Caa2          11.50%(v) 06/15/14        2,125         1,742,500
   UPC Holding BV, Sr. Notes (Netherlands) ...............           B3          8.625%    01/15/24          500           570,489
   UPC Holding BV, Sr. Notes 144A (Netherlands) ..........           B3           7.75%    01/15/14   EUR  1,500         1,658,192
                                                                                                                      ------------
                                                                                                                        19,760,837
                                                                                                                      ------------
METALS -- 1.4%
   AK Steel Corp., Gtd. Notes ............................           B1          7.875%    02/15/09          500           475,000
   AK Steel Corp., Gtd. Notes (a) ........................           B1           7.75%    06/15/12        1,500         1,353,750
   Neenah Corp., Sec'd. Notes 144A (g) ...................           B2          11.00%    09/30/10        2,000         2,190,000
   Novelis, Inc., Sr. Notes, 144A (Canada)(g)(l) .........           B1           7.25%    02/15/15        3,000         2,797,500
   Ryerson Tull, Inc., Notes .............................           B2          9.125%    07/15/06        1,900         1,926,125
                                                                                                                      ------------
                                                                                                                         8,742,375
                                                                                                                      ------------
MINING -- 0.4%
   OM Group, Inc., Gtd. Notes ............................         Caa1           9.25%    12/15/11        2,250         2,199,375
                                                                                                                      ------------
PACKAGING -- 3.3%
   Consolidated Container Co., Gtd. Notes (a) ............         Caa2         10.125%    07/15/09        1,250           787,500
   Constar International, Inc., Sr. Sub. Notes (a) .......         Caa1          11.00%    12/01/12          375           273,750
   Crown Americas, Inc.(g) ...............................           B1e          7.75%    11/15/15        3,000         3,105,000
   Gerresheimer Holdings GMBH, Gtd. Notes 144A (Germany)            Caa1         7.875%    03/01/15   EUR  1,250         1,472,469
   Graham Packaging Co., Sub. Notes 144A (a) .............         Caa2          9.875%    10/15/14        5,500         5,362,500
   Graham Packaging International Corp., Sr. Sub. Notes (a)          B3           9.50%    08/15/13        3,000         2,865,000
   Huntsman Packaging Corp., Gtd. Notes ..................            C          13.00%    06/01/10          750           146,250
   Owens-Brockway Glass Container, Inc., Gtd. Notes ......           B2           8.25%    05/15/13        2,000         2,065,000
   Pliant Corp., Sec'd. Notes (a) ........................           B3         11.125%    09/01/09          500           445,000
   Portola Packaging, Inc., Sr. Notes (a) ................         Caa1           8.25%    02/01/12          500           367,500
   Pregis Corp., Gtd. Notes (g) ..........................         Caa1         12.375%    10/15/13        1,000           985,000
   Russell Stanley Holdings, Inc., Sr. Sub. Notes
      144A, PIK (g) ......................................           NR           9.00%    11/30/08          356                 0
   Solo Cup Co., Sr. Sub. Notes (a) ......................           B3           8.50%    02/15/14        2,000         1,750,000
   Tekni-Plex, Inc., Gtd. Notes ..........................           Ca          12.75%    06/15/10          106            57,770
   Tekni-Plex, Inc., Sec'd. Notes 144A (a)(g) ............         Caa1           8.75%    11/15/13          625           550,000
                                                                                                                      ------------
                                                                                                                        20,232,739
                                                                                                                      ------------
PAPER -- 2.7%
   Abitibi-Consolidated, Inc., Notes (Canada)
      (Canada)(a)(l) .....................................           Ba3          8.55%    08/01/10        1,520         1,539,000
   Ainsworth Lumber Co. LTD, Gtd. Notes (Canada)(l) ......           B2           7.25%    10/01/12        1,000           900,000
   Ainsworth Lumber Co. LTD, Sr. Notes (Canada) ..........           B2           6.75%    03/15/14        1,000           857,500
   Boise Cascade LLC, Sr. Sub. Notes .....................           B2          7.125%    10/15/14        1,000           932,500
   Georgia-Pacific Corp., Bonds ..........................           Ba2          7.75%    11/15/29        1,000           912,500
   Georgia-Pacific Corp., Notes (a) ......................           Ba2         8.125%    05/15/11        3,000         3,003,750
   Jefferson Smurfit Corp., Gtd. Notes ...................           B2           7.50%    06/01/13        1,200         1,104,000
   Jefferson Smurfit Corp., Sr. Notes (Ireland) ..........           B3          9.625%    10/01/12        2,750         2,750,000
   JSG Funding PLC., Sr. Notes (Ireland) .................         Caa1           7.75%    04/01/15   EUR  1,000         1,038,867
   JSG Holding PLC., Sr. Notes (Ireland) .................         Caa2          11.50%    10/01/15   EUR    848           925,133
   Newpage Corp.(a) ......................................          B3           10.00%    05/01/12        1,000           982,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B128

              ----------------------------------------------------
               AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                   MOODY'S                              PRINCIPAL
                                                                   RATING       INTEREST   MATURITY      AMOUNT         VALUE
                                                                 (UNAUDITED)      RATE       DATE         (000)        (NOTE 2)
                                                              ----------------  --------   --------     ---------   --------------
CORPORATE BONDS (CONTINUED)

PAPER (CONT'D.)
   Stone Container Corp., Sr. Notes (Canada) .............          B2            9.75%    02/01/11      $ 1,000    $    1,010,000
   Stone Container Finance, Gtd. Notes (Canada)(l) .......          B2           7.375%    07/15/14          500           455,000
                                                                                                                      ------------
                                                                                                                        16,410,750
                                                                                                                      ------------
PRINTING -- 0.4%
   SGS International, Inc., Sr. Sub. Notes ...............         Caa1          12.00%    12/15/13        1,250         1,252,054
   Vertis, Inc., Gtd. Notes, Series B (a) ................         Caa1         10.875%    06/15/09        1,000           985,000
                                                                                                                      ------------
                                                                                                                         2,237,054
                                                                                                                      ------------
PUBLISHING -- 3.9%
   Advanstar Communications, Inc., Gtd. Notes ............         Caa2          12.00%    02/15/11        1,000         1,051,250
   Advanstar Communications, Inc., Sec'd. Notes ..........          B3           10.75%    08/15/10          500           548,125
   Dex Media East LLC, Gtd. Notes ........................          B2          12.125%    11/15/12        1,437         1,681,290
   Dex Media West Finance, Sr. Sub. Notes ................          B2           9.875%    08/15/13        2,020         2,242,200
   Dex Media, Inc., Disc. Notes, Zero Coupon
     (until 11/15/08) ....................................          B(d)          9.00%(v) 11/15/13        2,000         1,590,000
   Houghton Mifflin Co., Sr. Disc. Notes, Zero Coupon
       (until 10/15/08) (a) ..............................         Caa2          11.50%(v) 10/15/13        1,000           785,000
   Houghton Mifflin Co., Sr. Notes .......................          B3            8.25%    02/01/11        1,000         1,032,500
   Houghton Mifflin Co., Sr. Sub. Notes (a) ..............         Caa1          9.875%    02/01/13        1,250         1,335,937
   Lighthouse International Co. SA, Sr. Notes ............          B3            8.00%    04/30/14   EUR  2,500         3,137,320
   Primedia, Inc., Gtd. Notes ............................          B2           8.875%    05/15/11        1,000           922,500
   Primedia, Inc., Sr. Notes .............................          B2            8.00%    05/15/13        1,000           846,250
   WDAC Subsidiary Corp., Sr. Notes ......................         Caa1           8.50%    12/01/14   EUR  5,500         6,381,180
   Yell Finance BV, Gtd. Notes (Netherlands)(a)(l) .......          B1           10.75%    08/01/11          921           994,680
   Yell Finance BV, Sr. Disc. Notes, Zero Coupon
       (until 08/01/06) (Netherlands)(l) .................          B1           13.50%(v) 08/01/11        1,360         1,397,400
   Ziff Davis Media, Inc., Gtd. Notes, Series B, PIK .....         CCC-(d)       12.00%    08/12/09          414           367,532
                                                                                                                      ------------
                                                                                                                        24,313,164
                                                                                                                      ------------
REAL ESTATE -- 0.1%
   CB Richard Ellis Service, Sr. Notes ...................          Ba3           9.75%    05/15/10          439           478,510
                                                                                                                      ------------
RESTAURANTS -- 0.4%
   Dominos, Inc., Sr. Sub. Notes .........................          B2            8.25%    07/01/11          602           629,090
   Landry's Restaurants, Inc., 7.50% Gtd. Notes ..........          B2            7.50%    12/15/14        2,000         1,870,000
                                                                                                                      ------------
                                                                                                                         2,499,090
                                                                                                                      ------------
RETAILERS -- 0.7%
   General Nutrition Center, Sr. Sub. Notes ..............         Caa1           8.50%    12/01/10        1,000           860,000
   Neiman Marcus Group, Inc., Sr. Unsec`d. Notes 144A (g)           B2            9.00%    10/15/15        2,000         2,045,000
   Victoria Acquisition III BV, Sr. Notes (Netherlands)             B3           7.875%    10/01/14   EUR  1,000         1,197,213
                                                                                                                      ------------
                                                                                                                         4,102,213
                                                                                                                      ------------
RETAILERS - FOOD & DRUG -- 0.8%
   Brake Brothers Finance PLC, Sr. Notes (United Kingdom)           B3           12.00%    12/15/11   GBP  1,000         1,909,743
   Couche-Tard Corp., Sr. Sub. Notes .....................          Ba3           7.50%    12/15/13        1,000         1,030,000
   Jean Coutu PJC, Inc., Sr. Sub. Notes (Canada)(a)(l) ...          B3            8.50%    08/01/14        1,000           915,000
   Rite Aid Corp., Sec'd. Notes ..........................          B2           8.125%    05/01/10        1,000         1,017,500
                                                                                                                      ------------
                                                                                                                         4,872,243
                                                                                                                      ------------
SERVICES CYCLICAL - BUSINESS SERVICES -- 0.4%
   Cornell Cos., Inc., Sr. Notes .........................          B3           10.75%    07/01/12        1,000         1,035,000
   Iron Mountain, Inc., Gtd. Notes .......................         Caa1           7.75%    01/15/15        1,500         1,511,250
                                                                                                                      ------------
                                                                                                                         2,546,250
                                                                                                                      ------------
SERVICES CYCLICAL - DISTRIBUTION/LOGISTICS -- 1.7%
   Interline Brands, Inc., Sr. Sub. Notes ................          B3           11.50%    05/15/11        1,138         1,268,870
   Ray Acquisition SCA, Sr. Sub. Notes (France) ..........         Caa1          9.375%    03/15/15   EUR  4,750         5,960,908
   Ray Acquisition SCA, Sr. Sub. Notes, 144A (France) ....         Caa1          9.375%    03/15/15   EUR  2,500         3,137,320
                                                                                                                      ------------
                                                                                                                        10,367,098
                                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B129

              ----------------------------------------------------
               AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                   MOODY'S                              PRINCIPAL
                                                                   RATING       INTEREST   MATURITY      AMOUNT         VALUE
                                                                 (UNAUDITED)      RATE       DATE         (000)        (NOTE 2)
                                                              ----------------  --------   --------     ---------   --------------
CORPORATE BONDS (CONTINUED)

SERVICES CYCLICAL - RENTAL EQUIPMENT -- 1.9%
   Hertz Corp., Sr. Sub. Notes (g) .......................          B1           8.875%    01/01/14      $ 5,000      $  5,093,750
   Hertz Corp., Sr. Sub. Notes ...........................          B3e          10.50%    01/01/16        1,250         1,287,500
   United Rentals NA, Inc., Sr. Sub. Notes (a) ...........          B2            7.75%    11/15/13        3,250         3,168,750
   United Rentals North America, Inc., Gtd. Notes ........          B3            6.50%    02/15/12        1,000           973,750
   Williams Scotsman, Inc., Gtd. Notes ...................          B3            8.50%    10/01/15        1,000         1,035,000
                                                                                                                      ------------
                                                                                                                        11,558,750
                                                                                                                      ------------
TECHNOLOGY - HARDWARE -- 1.3%
   Avago Technologies Finance, Sr. Notes (g) .............          B3          10.125%    12/01/13        1,500         1,541,250
   Lucent Technologies, Debs. ............................          B2            6.45%    03/15/29        2,000         1,715,000
   MagnaChip Semiconductor, Sec'd. Notes .................         Ba3           6.875%    12/15/11        1,000           982,500
   MagnaChip Semiconductor, Sr. Sub. Notes ...............          B2            8.00%    12/15/14          750           716,250
   Xerox Corp., Gtd. Notes ...............................         Ba2            9.75%    01/15/09        1,500         1,659,375
   Xerox Corp., Sr. Notes ................................         Ba2           7.625%    06/15/13        1,000         1,055,000
                                                                                                                      ------------
                                                                                                                         7,669,375
                                                                                                                      ------------
TECHNOLOGY - SOFTWARE/SERVICES -- 1.1%
   Activant Solutions, Sr. Notes .........................          B2           10.50%    06/15/11          750           821,250
   Sungard Data Systems, Inc., Sr. Sub. Notes 144A (g) ...         Caa1          10.25%    08/15/15        1,500         1,500,000
   Sungard Data Systems, Inc., Sr. Unsec'd.
      Notes 144A (a)(g) ..................................          B3           9.125%    08/15/13        4,000         4,140,000
                                                                                                                      ------------
                                                                                                                         6,461,250
                                                                                                                      ------------
TELECOMMUNICATIONS -- 2.0%
   Cincinnati Bell, Inc., Sr. Sub. Notes (a) .............          B3          8 .375%    01/15/14        1,000           983,750
   Citizens Communications Co., Notes (a) ................          Ba3           9.25%    05/15/11        4,000         4,410,000
   Qwest Capital Funding Co., Gtd. Notes (a) .............         Caa2           7.90%    08/15/10        1,000         1,035,000
   Qwest Capital Funding, Gtd. Notes .....................         Caa2           7.00%    08/03/09        1,000         1,010,000
   Qwest Communications Corp., Sr. Notes 144A (g) ........          Ba3          7.625%    06/15/15          500           535,000
   Qwest Communications International, Inc., Gtd. Notes ..          B2            7.25%    02/15/11        2,000         2,040,000
   Qwest Corp., Notes ....................................          Ba3          8.875%    03/15/12        1,750         1,973,125
                                                                                                                      ------------
                                                                                                                        11,986,875
                                                                                                                      ------------
TELECOMMUNICATIONS - CELLULAR -- 5.0%
   Alamosa Delaware, Inc., Sr. Notes .....................         Caa1           8.50%    01/31/12        2,000         2,162,500
   American Cellular Corp., Sr. Notes, Series B ..........         Caa1          10.00%    08/01/11        1,250         1,356,250
   American Tower Corp., Sr. Notes (a) ...................          B3            7.50%    05/01/12        1,500         1,567,500
   American Tower Corp., Sr. Notes .......................          B3           7.125%    10/15/12        1,000         1,030,000
   Cell C Pty Ltd., Bonds (South Africa) .................          BB-(d)       8.625%    07/01/12        1,000         1,266,767
   Digicel Ltd., Sr. Notes 144A (g) ......................          B3            9.25%    09/01/12        1,000         1,027,500
   Dobson Cellular Systems, Inc., Sec'd. Notes ...........          B3           9.875%    11/01/02        1,000         1,102,500
   Hellas Telecommunications Luxembourg III, Sec'd. Notes
       (Luxembourg)(g) ...................................          B3            8.50%    10/15/13        2,000         2,533,534
   Horizon PCS, Inc., Co. Gtd. Notes .....................         CCC(d)       11.375%    07/15/12          500           573,750
   Nextel Communications, Inc., Sr. Notes ................          Ba3          7.375%    08/01/15        2,000         2,110,636
   Nextel Communications, Sr. Notes ......................          Ba3           5.95%    03/15/14        2,500         2,513,095
   Nextel Partners, Inc., Sr. Notes ......................          B3           8.125%    07/01/11        2,000         2,137,500
   Rodgers Wireless, Inc., Sec'd. Notes (Canada)(a)(l) ...          Ba3           7.50%    03/15/15        1,000         1,080,000
   Rodgers Wireless, Inc., Sr. Sec'd. Notes (Canada)(l) ..          Ba3          6.375%    03/01/14        1,000         1,002,500
   Rodgers Wireless, Inc., Sr. Sub. Notes (Canada)(a)(l) .          B2            8.00%    12/15/12        1,000         1,058,750
   Rogers Wireless, Inc., Sec'd Notes (Canada) ...........          Ba3           7.25%    12/15/12        1,000         1,051,250
   Triton PCS, Inc., Gtd. Notes (a) ......................          Ca            8.75%    11/15/11          500           363,750
   US Unwired, Inc., Sec'd. Notes ........................         Caa1          10.00%    06/15/12        1,250         1,406,250
   Wind Acquisition Finance SA, Gtd. Notes (Luxembourg) ..          B3            9.75%    12/01/15          250           306,702
   Wind Acquisition Finance SA, Gtd. Notes (Luxembourg)(g)          B3            9.75%    12/01/15        1,500         1,840,216
   Wind Acquisition Finance SA, Gtd. Notes (g) ...........          B3           10.75%    12/01/15        3,000         3,097,500
                                                                                                                      ------------
                                                                                                                        30,588,450
                                                                                                                      ------------
TELECOMMUNICATIONS - SATELLITES -- 1.3%
   Inmarsat Finance II PLC, Gtd. Notes, Zero Coupon
       (until 11/15/08) ..................................         CCC+(d)       10.38%(v) 11/15/12        2,000         1,667,500
   Inmarsat Finance PLC, Gtd. Notes (United Kingdom)(l) ..            B2         7.625%    06/30/12          650           670,313

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B130

              ----------------------------------------------------
               AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                   MOODY'S                              PRINCIPAL
                                                                   RATING       INTEREST   MATURITY       AMOUNT        VALUE
                                                                 (UNAUDITED)      RATE       DATE          (000)       (NOTE 2)
                                                              ----------------  --------   --------     ---------   --------------
CORPORATE BONDS (CONTINUED)

TELECOMMUNICATIONS - SATELLITES (CONT'D.)
   Intelsat Bermuda Ltd., Sr. Notes 144A (g) .............          B2            8.25%    01/15/13      $ 2,000       $ 2,020,000
   Intelsat Ltd., Notes (Bermuda)(l) .....................         Caa1          7.625%    04/15/12          500           403,750
   Intelsat Ltd., Notes (Bermuda)(l) .....................         Caa1           6.50%    11/01/13          500           372,500
   Panamsat Corp., Gtd. Notes ............................          B1            9.00%    08/15/14        1,625         1,702,187
   Panamsat Holding Corp., Sr. Disc. Notes, Zero Coupon
     (until 11/01/09) ....................................          B3           11.38%(v) 11/01/14        1,500         1,050,000
                                                                                                                      ------------
                                                                                                                         7,886,250
                                                                                                                      ------------

TEXTILE & APPAREL -- 0.8%
   Propex Fabrics, Inc., Gtd. Notes ......................         Caa1          10.00%    12/01/12        1,000           892,500
   Quiksilver, Inc., Gtd. Notes ..........................          B1           6.875%    04/15/15          500           481,250
   Quiksilver, Inc., Gtd. Notes (g) ......................          B1           6.875%    04/15/15        1,750         1,684,375
   Russell Corp., Gtd. Notes .............................          B1            9.25%    05/01/10        1,050         1,064,437
   Warnaco Group, Inc., Sr. Notes ........................          B1           8.875%    06/15/13        1,000         1,077,500
                                                                                                                      ------------
                                                                                                                         5,200,062
                                                                                                                      ------------
TOBACCO -- 0.2%
   Alliance One International, Notes 144A (g) ............          B2           11.00%    05/15/12        1,125           990,000
                                                                                                                      ------------
TRANSPORTATION -- 0.3%
   Stena AB, Sr. Notes (a) ...............................         Ba3           9.625%    12/01/12        1,500         1,629,375
                                                                                                                      ------------
UTILITIES - DISTRIBUTION -- 0.1%
   Inergy LP Inergy Finance Corp., Sr. Notes .............          B1           6.875%    12/15/14          500           455,000
                                                                                                                      ------------
UTILITIES - ELECTRIC -- 3.4%
   AES Corp., Sr. Notes ..................................          B1           9.375%    09/15/10        1,000         1,092,500
   Allegheny Energy Supply Co. LLC, Notes 144A (g) .......          B2            8.25%    04/15/12        1,000         1,127,500
   Calpine Canada Energy Finance Corp., Gtd. Notes
     (Canada)(a)(g) ......................................          Ca            8.50%    05/01/08        2,000           745,000
   Calpine Corp., Sec'd. Notes 144A (a)(g) ...............         B(d)           8.50%    07/15/10        1,500         1,230,000
   Calpine Corp., Sec'd. Notes 144A (g) ..................         B(d)           8.75%    07/15/13        1,000           820,000
   Dynegy Holdings, Inc., Sec'd. Notes 144A (g) ..........          B3           9.875%    07/15/10        1,000         1,096,250
   Dynegy Holdings, Inc., Sec'd. Notes 144A (g) ..........          B3          10.125%    07/15/13          750           847,500
   Dynegy Holdings, Inc., Sr. Notes ......................         Caa2           8.75%    02/15/12          625           675,000
   Edison Mission Energy, Sr. Notes ......................          B1           10.00%    08/15/08        1,000         1,095,000
   Midwest Generation LLC, Sec'd. Notes ..................          B1            8.75%    05/01/34        3,000         3,303,750
   Mission Energy Holding Co., Sec'd. Notes ..............          B2           13.50%    07/15/08        2,000         2,320,000
   NRG Energy, Inc., Sec'd. Notes 144A ...................          B1            8.00%    12/15/13        2,153         2,400,595
   Reliant Resource, Inc., Sec'd. Notes ..................          B1            9.25%    07/15/10        1,000         1,000,000
   Sierra Pacific Resources, Sr. Notes ...................          B2           8.625%    03/15/14          750           811,492
   Texas Genco LLC Financing Corp., Sr. Notes 144A (g) ...          B1           6.875%    12/15/14        2,000         2,165,000
                                                                                                                      ------------
                                                                                                                        20,729,587
                                                                                                                      ------------

UTILITIES - PIPELINES -- 4.3%
   El Paso Corp., Notes ..................................         Caa1           7.75%    06/15/10        3,250         3,315,000
   El Paso Corp., Sr. Notes ..............................         Caa1          7.625%    09/01/08        1,000         1,015,000
   El Paso Corp., Sr. Notes (a) ..........................         Caa1          7.875%    06/15/12        3,250         3,347,500
   El Paso Corp., Sr. Notes ..............................         Caa1           7.80%    08/01/31        2,000         1,995,000
   El Paso Corp., Sr. Notes ..............................         Caa1          7.375%    12/15/12        1,000         1,005,000
   Southern Natural Gas Co., Notes .......................           B1           8.00%    03/01/32        1,750         1,918,898
   Tennessee Gas Pipeline Co., Bonds .....................           B1          8.375%    06/15/32        1,575         1,787,001
   Tennessee Gas Pipeline Co., Debs. .....................           B1           7.50%    04/01/17          750           803,108
   Transcontinental Gas Pipe Co., Sr. Notes, Series B ....          Ba2          8.875%    07/15/12        1,875         2,146,875
   Williams Cos., Inc., Notes ............................           B1          8.125%    03/15/12        2,250         2,452,500
   Williams Cos., Inc., Notes ............................           B1          7.625%    07/15/19        4,000         4,290,000
   Williams Cos., Inc., Notes (a) ........................           B1          7.875%    09/01/21        2,000         2,165,000
                                                                                                                      ------------
                                                                                                                        26,240,882
                                                                                                                      ------------

TOTAL CORPORATE BONDS
     (cost $556,170,674) ..........................................................................                    549,282,866
                                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B131

              ----------------------------------------------------
               AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                                                         VALUE
                                                                                                            SHARES      (NOTE 2)
                                                                                                          ---------   ------------
COMMON STOCKS

CHEMICALS
   General Chemicals Industry Products ..........................                                               386   $    107,621
                                                                                                                      ------------
PACKAGING
   Russell Stanley Holdings, Inc. ...............................                                            39,000              0
                                                                                                                      ------------
TOTAL COMMON STOCKS
   (cost $1,377,628) ............................................                                                          107,621
                                                                                                                      ------------
PREFERRED STOCKS -- 0.1%
PUBLISHING
   Ziff Davis Media, Inc., Series E, 10.00% .....................                                                11          4,860
                                                                                                                      ------------
RETAILERS -- 0.1%
   General Nutrition Center, Series A, 12.00% ...................                                             1,000        822,500
                                                                                                                      ------------
TOTAL PREFERRED STOCKS
   (cost $1,006,006) ............................................                                                          827,360
                                                                                                                      ------------

                                                                                         EXPIRATION
                                                                                            DATE           UNITS
                                                                                        -------------    ----------
WARRANTS* -- 0.1%
CHEMICALS
   General Chemical Industry Product, Inc., Series A(g) .........                           04/30/11            223              0
   General Chemical Industry Product, Inc., Series B(g) .........                           04/30/11            165              0
                                                                                                                      ------------
                                                                                                                                 0
                                                                                                                      ------------
METALS -- 0.1%
   ACP Holding Co. ..............................................                           10/07/13        160,976        309,879
                                                                                                                      ------------
PACKAGING
   Pliant Corp., 144A(g) ........................................                           06/01/10          1,000             10
                                                                                                                      ------------
PAPER
   MDP Acquisitions PLC, 144A(g) ................................                           10/01/13            900         18,450
                                                                                                                      ------------
PUBLISHING
   Advanstar Holdings Corp., 144A(g) ............................                           10/15/11          1,100             11
   Ziff Davis Media, Inc.(g) ....................................                           08/12/12         19,800          1,980
                                                                                                                      ------------
                                                                                                                             1,991
                                                                                                                      ------------
TOTAL WARRANTS
   (cost $1,808) ..................................................................................                        330,330
                                                                                                                      ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $558,556,116) ............................................................................                    550,548,177
                                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B132

              ----------------------------------------------------
               AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                                                         VALUE
                                                                                                          SHARES        (NOTE 2)
                                                                                                       ------------  --------------
SHORT-TERM INVESTMENT -- 24.7%

MONEY MARKET MUTUAL FUND
   Dryden Core Investment Fund - Taxable Money Market Series
      (cost $150,816,891; includes $95,380,825 of cash collateral for securities
      on loan) (b)(w) (Note 4) .............................................................            150,816,891   $150,816,891
                                                                                                                      ------------
TOTAL INVESTMENTS (o) -- 114.8%
     (cost $709,373,007;Note 6) ............................................................                           701,365,068
LIABILITIES IN EXCESS OF OTHER ASSETS(u) -- (14.8)% ........................................                           (90,164,197)
                                                                                                                      ------------
NET ASSETS -- 100.0% .......................................................................                          $611,200,871
                                                                                                                      ============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

NR   Not Rated by Moodys or Standard & Poor's

PIK  Payment-in-kind

EUR  Euro

GBP  British Pound

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $93,075,709; cash collateral of $95,380,825 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Standard & Poor's rating.

(g)  Indicates a security that has been deemed illiquid.

(i) Represents issuer in default on interest payments. Non-income producing security.

(l)  US$ Denominated Foreign Bonds.

(o) As of December 31, 2005, 5 securities representing $107,631 and 0.02% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.

(u) Liabilities in excess of other assets includes net unrealized depreciation on forward foreign currency contracts as follows:

Forward foreign currency exchange contracts outstanding at December 31, 2005:

PURCHASE CONTRACT

SETTLEMENT                              CONTRACTS TO          IN EXCHANGE                 CONTRACTS                  UNREALIZED
MONTH                  TYPE               RECEIVE                 FOR                      AT VALUE                APPRECIATION
----------------------------------------------------------------------------------------------------------------------------------
Jan 06               Buy EUR              1,095,885          $1,296,433                   $1,296,433                        $--
Feb 06               Buy EUR              2,249,515           2,651,961                    2,663,605                     11,644
                                                             ---------------------------------------------------------------------
                                                             $3,948,394                   $3,960,038                    $11,644
                                                             =====================================================================
SALE CONTRACTS

SETTLEMENT                            CONTRACTS TO          IN EXCHANGE                    CONTRACTS                  UNREALIZED
MONTH                  TYPE              DELIVER                FOR                         AT VALUE                DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------------
Feb 06               Sell EUR          55,287,302           $64,980,520                  $65,497,485                  $(516,965)
Feb 06               Sell GBP             829,142             1,440,171                    1,426,531                     13,640
                                                            ----------------------------------------------------------------------
                                                            $66,420,691                  $66,924,016                  $(503,325)
                                                            ======================================================================

(v)  The rate shown reflects the coupon rate after the step date.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B133

              ----------------------------------------------------
               AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
Money Market Mutual Fund (including 15.6%
     of collateral received for securities on loan)                 24.7%
Gaming                                                                6.5
Chemicals                                                             6.1
Telecommunications - Cellular                                         5.0
Utilities - Pipelines                                                 4.3
Health Care - Services                                                3.9
Publishing                                                            3.9
Utilities - Electric                                                  3.4
Consumer Products - Household & Leisure                               3.3
Packaging                                                             3.3
Media - Cable                                                         3.2
Building Materials - Fixtures & Fittings                              3.0
Paper                                                                 2.7
Automotive Parts                                                      2.4
Telecommunications                                                    2.0
Energy - E & P                                                        1.9
Services Cyclical - Rental Equipment                                  1.9
Conglomerates                                                         1.8
Food                                                                  1.7
Services Cyclical - Distribution/Logistics                            1.7
Aerospace                                                             1.6
Automotive - OEM                                                      1.6
Agriculture                                                           1.5
Health Care - Pharma                                                  1.5
Metals                                                                1.5
Technology - Hardware                                                 1.3
Telecommunications - Satellites                                       1.3
Entertainment & Leisure                                               1.2
Capital Goods - Others                                                1.1
Consumer Products - Industrial                                        1.1
Lodging                                                               1.1
Technology - Software/Services                                        1.1
Defense                                                               1.0
Environmental                                                         1.0
Consumer Products - Non Durable                                       0.9
Health Care - Medical Products                                        0.9
Media                                                                 0.8
Media - Broadcasting & Radio                                          0.8
Retailers                                                             0.8
Retailers - Food & Drug                                               0.8
Textile & Apparel                                                     0.8
Building Materials - Consumer                                         0.5
Energy - Coal                                                         0.5
Home Construction                                                     0.5
Mining                                                                0.4
Printing                                                              0.4
Restaurants                                                           0.4
Services Cyclical - Business Services                                 0.4
Transportation                                                        0.3
Energy - Services                                                     0.2
Finance                                                               0.2
Machinery                                                             0.2
Tobacco                                                               0.2
Preferred Stocks                                                      0.1
Real Estate                                                           0.1
Utilities - Distribution                                              0.1
Warrants                                                              0.1
                                                                    -----
                                                                    114.8
Liabilities in excess of other assets                               (14.8)
                                                                    -----
                                                                    100.0%
                                                                    =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B134

              ----------------------------------------------------
                    AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                   MOODY'S                              PRINCIPAL
                                                                   RATING       INTEREST   MATURITY       AMOUNT         VALUE
                                                                 (UNAUDITED)      RATE       DATE          (000)        (NOTE 2)
                                                              ----------------  --------   --------     ---------      -----------
LONG-TERM INVESTMENTS -- 95.2%
CONVERTIBLE BONDS -- 14.3%

AEROSPACE/DEFENSE -- 1.0%
   Alliant Techsystems, Inc. .............................          B2            2.75%    02/15/24      $ 2,000       $ 2,157,500
   L-3 Communication Corp.144A ...........................          Ba3           3.00%    08/01/35        1,000           993,750
   Lockheed Martin Corp.(3.018% until 08/15/08) ..........         Baa2           4.09%(v) 08/15/33        3,500         3,732,330
                                                                                                                       -----------
                                                                                                                         6,883,580
                                                                                                                       -----------
BROKERAGE -- 0.2%
   Morgan Stanley 144A ...................................          Aa3           1.00%    03/30/12        1,300         1,352,780
                                                                                                                       -----------
BUILDING & CONSTRUCTION -- 0.7%
    Fluor Corp.(a) .......................................          A3            1.50%    02/15/24        3,500         4,991,875
                                                                                                                       -----------
DIVERSIFIED CAPITAL GOODS -- 0.1%
   Tyco International Group SA (Luxembourg)(l) ...........         Baa3           2.75%    01/15/18          775           981,344
                                                                                                                       -----------
ELECTRONICS -- 0.5%
   Cypress Semiconductor Corp. ...........................          B-(d)         1.25%    06/15/08        1,250         1,415,625
   FLIR Systems, Inc. ....................................          NR            3.00%    06/01/23        1,750         2,054,062
                                                                                                                       -----------
                                                                                                                         3,469,687
                                                                                                                       -----------
GAMING -- 0.4%
   International Game Technology .........................         Baa2            Zero    01/29/33        3,500         2,331,875
                                                                                                                       -----------
HEALTH SERVICES -- 1.2%
   Advanced Medical Optics ...............................          B3            2.50%    07/15/24        1,600         1,626,000
   Fisher Scientific International, Inc. .................          Ba1           2.50%    10/01/23        1,500         2,088,750
   Medtronic, Inc. .......................................          A1            1.25%    09/15/21        2,000         2,025,000
   SFBC International, Inc................................         B-(d)          2.25%    08/15/24        3,500         2,506,875
                                                                                                                       -----------
                                                                                                                         8,246,625
                                                                                                                       -----------
HOTELS -- 0.9%
   Hilton Hotels Corp. ...................................         Ba2           3.375%    04/15/23        1,500         1,764,375
   Starwood Hotels & Resorts Worldwide, Inc. .............         Ba1            3.50%    05/16/23        3,500         4,484,375
                                                                                                                       -----------
                                                                                                                         6,248,750
                                                                                                                       -----------
INVESTMENTS & MISCELLANEOUS FINANCIAL SERVICES -- 0.5%
   American Express Co.(1.85% until 12/01/2006) ..........          A1             Zero(v) 12/01/33        3,000         3,183,750
                                                                                                                       -----------
MACHINERY -- 0.5%
   AGCO Corp..............................................          B1            1.75%    12/31/33        3,250         3,042,813
                                                                                                                       -----------
MEDIA - BROADCASTING -- 0.5%
   Sinclair Broadcast Group, Inc. ........................          B-(d)         6.00%    09/15/12        2,500         2,178,125
   Sinclair Broadcast Group, Inc.(4.875% until 01/15/11)            B3            2.00%(v) 07/15/18        1,000           866,250
                                                                                                                       -----------
                                                                                                                         3,044,375
                                                                                                                       -----------
MEDIA - DIVERSIFIED -- 0.9%
   Disney, (Walt) Co. ....................................         Baa1          2.125%    04/15/23        2,750         2,750,000
   Liberty Media Corp. ...................................          Ba1           3.25%    03/15/31        4,000         3,015,000
                                                                                                                       -----------
                                                                                                                         5,765,000
                                                                                                                       -----------
METALS/MINING EXCLUDING STEEL -- 0.5%
   Placer Dome, Inc. .....................................         Baa2           2.75%    10/15/23        2,650         3,262,812
                                                                                                                       -----------
OIL FIELD EQUIPMENT & SERVICES -- 1.4%
    Hanover Compress Co. .................................          B3            4.75%    01/15/14        3,500         3,990,000
    Schlumberger Ltd. ....................................          A1            1.50%    06/01/23        4,000         5,500,000
                                                                                                                       -----------
                                                                                                                         9,490,000
                                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B135

              ----------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                   MOODY'S                              PRINCIPAL
                                                                   RATING       INTEREST   MATURITY       AMOUNT         VALUE
                                                                 (UNAUDITED)      RATE       DATE          (000)        (NOTE 2)
                                                              ----------------  --------   --------     ---------      -----------
CONVERTIBLE BONDS (CONTINUED)

PHARMACEUTICALS -- 1.9%
   Alza Corp. ............................................          Aa1           Zero     07/28/20      $ 3,500       $ 2,887,500
   Celgene Corp. .........................................          NR            1.75%    06/01/08          875         2,354,844
   MGI Pharma, Inc., (1.682% until 03/02/11) .............          NR            Zero(v)  03/02/24        3,000         1,852,500
   Teva Pharmaceuticals Finance NV (Netherlands)(l) ......         BBB(d)        0.375%    11/15/22        1,500         3,000,000
   Watson Pharmaceutical, Inc.(a) ........................          Ba1           1.75%    03/15/23        3,000         2,857,500
                                                                                                                       -----------
                                                                                                                        12,952,344
                                                                                                                       -----------
SOFTWARE/SERVICES -- 1.3%
   DST Systems, Inc. .....................................          NR           4.125%    08/15/23        4,000         5,300,000
   EMC Corp. .............................................         BBB(d)         4.50%    04/01/07        1,250         1,300,000
   Mentor Graphics Corp. .................................          NR           6.875%    06/15/07        1,750         1,739,062
                                                                                                                       -----------
                                                                                                                         8,339,062
                                                                                                                       -----------
SUPPORT-SERVICES -- 1.2%
   Armor Holdings, Inc.(2.00% until 11/01/11) ............          B1            Zero(v)  11/01/24        1,500         1,483,125
   Charles River Associates, Inc. ........................          NR           2.875%    06/15/34        2,500         3,443,750
   CSX Corp. .............................................          Baa2          Zero     10/30/21        3,500         3,342,500
                                                                                                                       -----------
                                                                                                                         8,269,375
                                                                                                                       -----------
TELECOM - WIRELESS -- 0.2%
   Nextel Communications, Inc. ...........................         Baa2           5.25%    01/15/10        1,000           998,750
                                                                                                                       -----------
TELECOMMUNICATIONS EQUIPMENT -- 0.3%
   LSI Logic Corp. .......................................          B(d)          4.00%    05/15/10        2,000         1,917,500
                                                                                                                       -----------
THEATERS & ENTERTAINMENT -- 0.1%
   Lions Gate Entertainment Corp. ........................          NR           3.625%    03/15/25          800           687,000
                                                                                                                       -----------
TOTAL CONVERTIBLE BONDS
   (cost $92,647,321) ....................................                                                              95,459,297
                                                                                                                       -----------
CORPORATE BONDS -- 64.4%
AEROSPACE & DEFENSE -- 0.3%
   EDO Corp., Sr. Sub Notes ..............................          NR            4.00%    11/15/25        2,250         2,280,938
                                                                                                                       -----------
AEROSPACE/DEFENSE -- 1.0%
   DRS Technologies, Inc., Sr. Sub. Notes ................          B3           6.875%    11/01/13        2,000         1,912,500
   L-3 Communications Corp., Sr. Sub. Notes (a) ..........          Ba3          6.125%    01/15/14        4,000         3,960,000
   Moog, Inc., Sr. Sub. Notes 144A .......................          Ba3           6.25%    01/15/15          475           467,875
   Moog, Inc., Sr. Sub. Notes ............................          Ba3           6.25%    01/15/15          225           221,625
                                                                                                                       -----------
                                                                                                                         6,562,000
                                                                                                                       -----------
APPAREL & TEXTILE -- 0.8%
   INVISTA, Notes 144A ...................................          B1            9.25%    05/01/12        1,750         1,868,125
   Quiksilver, Inc., Gtd. Notes ..........................          B1           6.875%    04/15/15        3,300         3,176,250
                                                                                                                       -----------
                                                                                                                         5,044,375
                                                                                                                       -----------
AUTO LOANS -- 1.9%
   Ford Motor Credit Co., Notes ..........................          Baa3         7.375%    10/28/09        2,675         2,372,420
   Ford Motor Credit Co., Sr. Notes ......................          Baa3          7.25%    10/25/11        1,500         1,295,784
   General Motors Acceptance Corp., Notes (a) ............          Ba1           7.25%    03/02/11        8,500         7,812,673
   General Motors Acceptance Corp., Notes (a) ............          Ba1           6.75%    12/01/14        1,050           944,602
                                                                                                                       -----------
                                                                                                                        12,425,479
                                                                                                                       -----------
AUTOMOTIVE -- 0.4%
   Navistar International Corp., Sr. Notes (a) ...........          Ba3           7.50%    06/15/11        3,000         2,857,500
                                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B136

            --------------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                             MOODY'S                            PRINCIPAL
                                                              RATING     INTEREST    MATURITY    AMOUNT          VALUE
                                                           (UNAUDITED)     RATE        DATE       (000)        (NOTE 2)
                                                           -----------   ---------   --------   ---------   ---------------
CORPORATE BONDS (CONTINUED)
AUTOMOTIVE PARTS & EQUIPMENT -- 0.8%
  Accuride Corp., Gtd. Notes .........................         B3         8.50%      02/01/15   $     575    $      566,375
  Cooper-Standard Automotive, Inc., Gtd. Notes (a)....         B3        8.375%      12/15/14       2,000         1,520,000
  Cummins, Inc., Sr. Notes ...........................        Ba1         9.50%      12/01/10         750           810,000
  Stanadyne Corp., Sr. Sub. Notes ....................        Caa1       10.00%      08/15/14         950           912,000
  Tenneco, Inc., Gtd. Notes (a) ......................         B3        8.625%      11/15/14       1,500         1,417,500
                                                                                                             --------------
                                                                                                                  5,225,875
                                                                                                             --------------
BUILDING & CONSTRUCTION -- 0.8%
  Beazer Homes USA, Inc., Sr. Notes (a) ..............        Ba1         6.50%      11/15/13       2,500         2,378,125
  Standard Pacific Corp., Sr. Notes (a) ..............        Ba2         7.00%      08/15/15       2,500         2,306,250
  William Lyon Homes, Inc., Gtd. Notes ...............        B2         10.75%      04/01/13         750           774,375
                                                                                                             --------------
                                                                                                                  5,458,750
                                                                                                             --------------
BUILDING MATERIALS -- 0.1%
  Builders FirstSource, Inc., Gtd. Notes .............         B3         8.59%      02/15/12         950           966,625
                                                                                                             --------------
CABLE TELEVISION -- 0.1%
  Mediacom Broadband LLC, Sr. Notes 144A .............         B2         8.50%      10/15/15         650           602,063
                                                                                                             --------------
CHEMICALS -- 3.5%
  Airgas, Inc., Sr. Sub. Notes .......................        Ba2         6.25%      07/15/14       1,600         1,572,000
  Crompton Corp., Sr. Notes ..........................        Ba1        9.875%      08/01/12       1,875         2,139,844
  Equistar Chemicals L.P., Debs. .....................        B2          7.55%      02/15/26       3,500         3,320,625
  Hercules, Inc., Gtd. Notes .........................        Ba3         6.75%      10/15/29       2,500         2,406,250
  Huntsman LLC, Gtd. Notes (11.50% until 11/19/04),
     (11.75% until 2/17/05), (12.00% until 5/14/05)...         B2        11.50%(v)   07/15/12         660           747,450
  IMC Global, Inc., Gtd. Notes, Series B .............        Ba3        11.25%      06/01/11         700           752,500
  IMC Global, Inc., Notes ............................         B1         7.30%      01/15/28         225           223,875
  Nalco Co., Sr. Sub. Notes (a) ......................        Caa1       8.875%      11/15/13       3,000         3,142,500
  Nova Chemicals Corp., Sr. Notes (Canada)(l).........        Ba2         6.50%      01/15/12       3,000         2,906,250
  PQ Corp., Gtd. Notes 144A ..........................         B3         7.50%      02/15/13       1,550         1,441,500
  Rhodia SA, Sr. Sub. Notes (a) ......................        Caa1       8.875%      06/01/11       1,475         1,511,875
  Rockwood Specialties Group, Inc., Sub. Notes (a) ...         B3         7.50%      11/15/14       2,500         2,490,625
  Terra Capital, Inc., Sec'd. Notes ..................         B2        11.50%      06/01/10         650           724,750
                                                                                                             --------------
                                                                                                                 23,380,044
                                                                                                             --------------
CONSUMER PRODUCTS -- 1.4%
  Elizabeth Arden, Inc., Gtd. Notes ..................         B2         7.75%      01/15/14       4,250         4,292,500
  Playtex Products, Inc., Gtd. Notes (a) .............        Caa1       9.375%      06/01/11       2,250         2,356,875
  Rayovac Corp., Sr. Sub. Notes (a) ..................         B3         8.50%      10/01/13       3,500         3,053,750
                                                                                                             --------------
                                                                                                                  9,703,125
                                                                                                             --------------
DIVERSIFIED CAPITAL GOODS -- 0.8%
  J.B. Poindexter & Co., Gtd. Notes ..................         B1         8.75%      03/15/14       1,500         1,267,500
  Park-Ohio Industries, Inc., Gtd. Notes .............        Caa1       8.375%      11/15/14       1,500         1,312,500
  Sensus Metering Systems, Inc., Sr. Sub. Notes ......        Caa1       8.625%      12/15/13       2,000         1,770,000
  Trinity Industries, Inc., Sr. Notes ................        Ba3         6.50%      03/15/14       1,000           985,000
                                                                                                             --------------
                                                                                                                  5,335,000
                                                                                                             --------------
ELECTRIC - GENERATION -- 2.1%
  Dynegy Holdings, Inc., Sec'd. Notes 144A ...........         B1        9.875%      07/15/10       1,000         1,096,250
  Dynegy Holdings, Inc., Sr. Notes (a) ...............         B2        6.875%      04/01/11       3,500         3,447,500
  Mission Energy Holding Co., Sec'd. Notes ...........         B2        13.50%      07/15/08         750           870,000
  NRG Energy, Inc., Gtd. Notes .......................         B1         8.00%      12/15/13       2,248         2,506,520
  Reliant Energy, Inc., Sec'd. Notes (a) .............         B1         6.75%      12/15/14       3,500         3,053,750
  Reliant Energy, Inc., Sec'd Notes (a) ..............         B1         9.50%      07/15/13       1,400         1,403,500
  Texas Genco LLC Financing Corp., Sr. Notes 144A ....         B1        6.875%      12/15/14       1,575         1,704,937
                                                                                                             --------------
                                                                                                                 14,082,457
                                                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B137

            --------------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                   DECEMBER 31, 2005

                                                             MOODY'S                            PRINCIPAL
                                                              RATING     INTEREST    MATURITY    AMOUNT          VALUE
                                                           (UNAUDITED)     RATE        DATE       (000)        (NOTE 2)
                                                           -----------   ---------   --------   ---------   ---------------
CORPORATE BONDS (CONTINUED)
ELECTRIC - INTEGRATED -- 1.9%
  Duke Energy Corp., Sr. Notes, Series B .............         Baa1       5.375%      01/01/09   $ 2,500     $    2,517,650
  Midwest Generation LLC, Sec'd. Notes ...............          B1         8.75%      05/01/34     1,500          1,651,875
  Mirant North America LLC, Sr. Notes 144A ...........          B1        7.375%      12/31/13     1,100          1,112,375
  Nevada Power Co., General Refinance Mortgage .......         Ba1        5.875%      01/15/15     1,700          1,686,947
  PPL Energy Supply LLC, Sr. Notes ...................         Baa2        6.40%      11/01/11       500            527,019
  PSEG Energy Holdings LLC, Sr. Notes ................         Ba3         8.50%      06/15/11     2,500          2,675,000
  Virginia Electric & Power Co., Notes ...............          A3         4.50%      12/15/10     2,400          2,340,046
                                                                                                             --------------
                                                                                                                 12,510,912
                                                                                                             --------------
ELECTRONICS -- 0.1%
  Communications & Power Industries Inc.,
    Sr. Sub. Notes ...................................         B3          8.00%      02/01/12        650           648,375
                                                                                                             --------------
ENERGY -- EXPLORATION & PRODUCTION -- 2.7%
  Chesapeake Energy Corp., Gtd. Notes ................         Ba2         6.25%      01/15/18      2,000         1,960,000
  Chesapeake Energy Corp., Sr. Notes .................         Ba2         7.00%      08/15/14      2,500         2,587,500
  Exco Resources, Inc., Gtd. Notes ...................         B2          7.25%      01/15/11      1,025         1,040,375
  Harvest Operations Corp., Sr. Notes ................         B3         7.875%      10/15/11      1,000           995,000
  Houston Exploration Co., Sr. Sub. Notes ............         B2          7.00%      06/15/13      2,250         2,160,000
  KCS Energy, Inc., Sr. Notes ........................         B3         7.125%      04/01/12      2,000         1,995,000
  Kerr-McGee Corp., Sec'd. Notes .....................         Ba3         6.95%      07/01/24      3,500         3,712,387
  Quicksilver Resources, Inc., Bonds .................         NR         1.875%      11/01/24      1,500         2,281,875
  Range Resources Corp., Sr. Sub. Notes ..............         B2         7.375%      07/15/13      1,025         1,060,875
                                                                                                             --------------
                                                                                                                 17,793,012
                                                                                                             --------------
ENERGY EXPLORATION -- 0.4%
  Clayton William Energy, Inc., Gtd. Notes ...........         B3          7.75%      08/01/13        475           456,000
  Pogo Producing Co., Sr. Sub Notes ..................         Ba3        6.625%      03/15/15      2,000         1,950,000
                                                                                                             --------------
                                                                                                                  2,406,000
                                                                                                             --------------
ENVIRONMENTAL -- 0.9%
  Allied Waste North America, Sec'd. Notes (a) .......         B2         6.125%      02/15/14      3,500         3,298,750
  Allied Waste North America, Sr. Notes (a) ..........         B2         7.875%      04/15/13      2,750         2,839,375
                                                                                                             --------------
                                                                                                                  6,138,125
                                                                                                             --------------
FOOD & DRUG RETAILERS -- 1.7%
  Ingles Markets, Inc., Gtd. Notes ...................         B3         8.875%      12/01/11      3,000         3,105,000
  Jean Coutu Group, Inc., Sr. Sub.
     Notes (Canada) (a)(l) ...........................        Caa1         8.50%      08/01/14        800           732,000
  Rite Aid Corp., Debs. (a) ..........................        Caa1         7.70%      02/15/27      2,500         1,950,000
  Rite Aid Corp., Sec'd. Notes .......................         B2         8.125%      05/01/10      2,000         2,035,000
  Stater Brothers Holdings, Sr. Notes (a) ............         B1         8.125%      06/15/12      3,500         3,465,000
                                                                                                             --------------
                                                                                                                 11,287,000
                                                                                                             --------------
FOOD - WHOLESALE -- 0.8%
  Chiquita Brands International, Inc., Sr. Notes .....         B3          7.50%      11/01/14      1,600         1,408,000
  Dole Foods Co. Inc., Debs. (7.875% until 3/28/03) ..         B2          8.75%(v)   07/15/13      3,000         3,090,000
  Pinnacle Foods Holding Co., Sr. Sub. Notes .........         B3          8.25%      12/01/13        650           619,125
                                                                                                             --------------
                                                                                                                  5,117,125
                                                                                                             --------------
FORESTRY/PAPER -- 2.0%
  Ainsworth Lumber Co. Ltd., Gtd. Notes (Canada)(l) ..         B2          7.25%      10/01/12      4,000         3,600,000
  Boise Cascade LLC, Gtd. Notes ......................         B2         7.125%      10/15/14      1,500         1,398,750
  Buckeye Technologies, Inc., Sr. Sub. Notes .........        Caa1         8.00%      10/15/10      2,500         2,375,000
  Jefferson Smurfit Corp., Gtd. Notes (a) ............         B2          8.25%      10/01/12      1,000           960,000
  JSG Funding PLC., Sr. Sub. Notes (a) ...............        Caa1         7.75%      04/01/15      2,500         2,075,000
  Longview Fibre Co., Sr. Sub. Notes .................         B2         10.00%      01/15/09        500           525,000
  Tembec Industries, Inc., Gtd. Notes (Canada)(l) ....         B3         8.625%      06/30/09      2,000         1,140,000
  Tembec Industries, Inc., Gtd. Notes (Canada)(l) ....         B3          7.75%      03/15/12      2,000         1,070,000
                                                                                                             --------------
                                                                                                                 13,143,750
                                                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B138

            --------------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                   DECEMBER 31, 2005

                                                             MOODY'S                            PRINCIPAL
                                                              RATING     INTEREST    MATURITY    AMOUNT          VALUE
                                                           (UNAUDITED)     RATE        DATE       (000)        (NOTE 2)
                                                           -----------   ---------   --------   ---------   ---------------
CORPORATE BONDS (CONTINUED)
GAMING -- 4.5%
  Boyd Gaming Corp., Sr. Sub. Notes ..................         B1          8.75%      04/15/12   $  1,000    $    1,072,500
  Hard Rock Hotel, Inc., Notes .......................         B3         8.875%      06/01/13      1,200         1,293,000
  Isle of Capri Casinos, Inc., Gtd. Notes ............         B2          9.00%      03/15/12      1,250         1,321,875
  Isle of Capri Casinos, Inc., Sr. Sub. Notes (a) ....         B2          7.00%      03/01/14      5,000         4,875,000
  Las Vegas Sands Corp., Gtd. Notes (a) ..............         B1         6.375%      02/15/15      3,500         3,368,750
  MGM Mirage, Inc., Sr. Notes ........................        Ba2          6.75%      09/01/12      5,000         5,068,750
  Park Place Entertainment Corp., Sr. Notes ..........        Baa3         7.50%      09/01/09        350           372,744
  Park Place Entertainment Corp., Sr. Sub. Notes .....        Ba1         9.375%      02/15/07      1,000         1,041,250
  Premier Entertainment Biloxi LLC, First Mortgage ...         B3         10.75%      02/01/12      2,500         2,412,500
  River Rock Entertainment Authority, Sr. Notes ......         B2          9.75%      11/01/11      2,005         2,160,387
  Scientific Games Corp., Gtd. Notes .................         B1          6.25%      12/15/12      1,525         1,500,219
  Seneca Gaming Corp., Sr. Notes .....................         B1          7.25%      05/01/12        500           503,125
  Station Casinos, Inc., Sr. Sub. Notes ..............        Ba3          6.50%      02/01/14      1,500         1,515,000
  Turning Stone Casino Resort Enterprise,
     Sr. Notes 144A ..................................         B1         9.125%      12/15/10        750           772,500
  Wynn Las Vegas LLC Corp., First Mortgage (a) .......         B2         6.625%      12/01/14      3,000         2,917,500
                                                                                                             --------------
                                                                                                                 30,195,100
                                                                                                             --------------
GAS DISTRIBUTION -- 3.4%
  El Paso Corp., Sr. Notes (a) .......................        Caa1         7.00%      05/15/11      9,000         8,932,500
  El Paso Corp., Sr. Notes (a) .......................        Caa1         7.75%      01/15/32      1,750         1,754,375
  Ferrellgas Escrow, Sr. Notes .......................        Ba3          6.75%      05/01/14      3,500         3,307,500
  Markwest Energy Partners LP, Sr. Notes 144A ........         B2         6.875%      11/01/14      2,000         1,840,000
  Northwest Pipeline Corp., Gtd. Notes ...............        Ba2         8.125%      03/01/10        500           530,000
  Pacific Energy Partners LP, Sr. Notes 144A .........        Ba2          6.25%      09/15/15        400           394,000
  Sonat, Inc., Notes .................................        Caa1        7.625%      07/15/11      1,000         1,017,500
  Suburban Propane Partners LP, Sr. Notes ............         B1         6.875%      12/15/13      1,250         1,168,750
  Williams Cos., Inc., Notes (a) .....................         B1         7.875%      09/01/21      3,300         3,572,250
                                                                                                             --------------
                                                                                                                 22,516,875
                                                                                                             --------------
HEALTH CARE SERVICES -- 0.6%
  Davita, Inc., Gtd. Notes ...........................         B3          7.25%      03/15/15      1,000         1,012,500
  Psychiatric Solutions, Inc., Gtd. Notes ............         B3          7.75%      07/15/15      2,975         3,071,688
                                                                                                             --------------
                                                                                                                  4,084,188
                                                                                                             --------------
HEALTH SERVICES -- 4.6%
  Alliance Imaging, Inc., Sr. Sub. Notes (a) .........         B3          7.25%      12/15/12      2,500         2,081,250
  AmeriPath, Inc., Gtd. Notes ........................         B3         10.50%      04/01/13      2,500         2,650,000
  Bio-Rad Laboratories, Inc., Sr. Sub. Notes .........         Ba3        6.125%      12/15/14      1,250         1,234,375
  CDRV Investors, Inc., Sr. Disc. Notes,
     Zero coupon (until 01/01/10) ....................        Caa2        9.625%(v)   01/01/15      1,000           612,500
  Hanger Orthopedic Group, Inc., Gtd. Notes (a) ......         B3        10.375%      02/15/09      3,000         3,000,000
  HCA, Inc., Sr. Unsec'd. Notes (a) ..................        Ba2         6.375%      01/15/15      3,250         3,285,210
  Healthsouth Corp., Sr. Notes (a) ...................         NR         8.375%      10/01/11        925           941,188
  Invitrogen Corp., Sr. Unsec'd. Notes ...............         NR          3.25%      06/15/25      2,000         1,915,000
  Manor Care, Inc., Sr. Notes 144A ...................        Baa3        2.125%      08/01/35      2,000         2,060,000
  National Mentor, Inc., Gtd. Notes ..................         B3         9.625%      12/01/12      1,500         1,567,500
  National Nephrology Associates, Inc., Gtd.
     Notes 144A ......................................         B1          9.00%      11/01/11        335           371,013
  Omnicare, Inc., Sr. Sub. Notes .....................        Ba3         6.875%      12/15/15        675           685,125
  Pacificare Health Systems, Inc., Gtd. Notes ........         NR         10.75%      06/01/09        640           685,600
  Tenet Healthcare Corp., Sr. Notes (a) ..............         B3         9.875%      07/01/14      2,000         2,025,000
  Tenet Healthcare Corp., Sr. Notes 144A (a) .........         B3          9.25%      02/01/15      2,000         1,985,000
  Tenet Healthcare Corp., Sr. Unsec'd. Notes (a) .....         B3         7.375%      02/01/13      1,500         1,383,750
  Triad Hospitals, Inc., Sr. Sub. Notes ..............         B3          7.00%      11/15/13      1,075         1,077,687
  UnitedHealth Group, Inc., Sr. Unsec'd. Notes .......         A2         4.875%      04/01/13      1,500         1,490,631
  Vanguard Health Holdings II, Sr. Sub. Notes ........        Caa1         9.00%      10/01/14      1,500         1,593,750
                                                                                                             --------------
                                                                                                                 30,644,579
                                                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B139

            --------------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                             MOODY'S                            PRINCIPAL
                                                              RATING     INTEREST    MATURITY    AMOUNT          VALUE
                                                           (UNAUDITED)     RATE        DATE       (000)        (NOTE 2)
                                                           -----------   ---------   --------   ---------   ---------------
CORPORATE BONDS (CONTINUED)
HOTELS -- 1.6%
  Felcor Lodging LP, Gtd. Notes
     (8.50% until 6/20/03) (a) .......................         B1          9.00%(v)  06/01/11   $  1,200     $    1,314,000
  Gaylord Entertainment Co., Gtd. Notes ..............         B3          6.75%     11/15/14      1,750          1,715,000
  Gaylord Entertainment Co., Sr. Notes ...............         B3          8.00%     11/15/13      3,500          3,666,250
  Host Marriott LP, Sr. Notes ........................         Ba2         7.00%     08/15/12      4,000          4,100,000
                                                                                                             --------------
                                                                                                                 10,795,250
                                                                                                             --------------
HOUSEHOLD & LEISURE PRODUCTS -- 0.3%
  Acco Brands Corp., Gtd. Notes ......................          B2        7.625%     08/15/15      2,200          2,073,500
                                                                                                             --------------
INTEGRATED ENERGY -- 0.2%
   Devon Energy Corp., Debs...........................         Baa2        4.90%     08/15/08      1,000          1,151,250
                                                                                                             --------------
MACHINERY -- 0.2%
  Gardner Denver, Inc., Gtd. Notes ...................          B2         8.00%     05/01/13      1,500          1,575,000
                                                                                                             --------------
MACHINERY & EQUIPMENT -- 0.5%
  JLG Industries, Inc., Gtd. Notes ...................          B2         8.25%     05/01/08      1,000          1,047,500
  Manitowoc Co., Inc., Gtd. Notes ....................          B1        7.125%     11/01/13      2,015          2,070,413
                                                                                                             --------------
                                                                                                                  3,117,913
                                                                                                             --------------
MEDIA - BROADCASTING -- 0.6%
  Allbritton Communications Co., Sr. Sub. Notes ......          B3         7.75%     12/15/12      2,500          2,512,500
  Paxson Communications Corp., Sec'd. Notes 144A .....          B2        10.78%     01/15/13        500            480,625
  Sinclair Broadcast Group, Inc., Gtd. Notes .........          B2         8.75%     12/15/11      1,000          1,052,500
                                                                                                             --------------
                                                                                                                  4,045,625
                                                                                                             --------------
MEDIA - CABLE -- 2.9%
  CCH I LLC, Sec'd. Notes 144A .......................         Caa3       11.00%     10/01/15      4,000          3,360,000
  Charter Communications Holdings II LLC, Sr. Notes ..         Caa1       10.25%     09/15/10      2,000          1,990,000
  DirecTV Holdings LLC / DirecTV Financing Co.,
     Sr. Notes .......................................         Ba2        8.375%     03/15/13        812            872,900
  DirecTV Holdings LLC, Gtd. Notes (a) ...............         Ba2        6.375%     06/15/15      5,000          4,887,500
  Echostar DBS Corp., Sr. Notes ......................         Ba3        6.375%     10/01/11      4,000          3,850,000
  Insight Communications Co., Inc., Sr. Disc. Notes,
     Zero Coupon (until 02/15/06) ....................         Caa1       12.25%(v)  02/15/11        875            914,375
  Mediacom LLC Capital Corp., Sr. Notes (a) ..........          B3         9.50%     01/15/13      3,500          3,416,875
                                                                                                             --------------
                                                                                                                 19,291,650
                                                                                                             --------------
MEDIA - SERVICES -- 0.7%
  Interpublic Group of Cos., Inc., Unsec'd. Notes ....         Ba1         6.25%     11/15/14        640            550,400
  Warner Music Group, Sr. Sub. Notes .................         B2         7.375%     04/15/14      4,000          3,970,000
                                                                                                             --------------
                                                                                                                  4,520,400
                                                                                                             --------------
METALS & MINING -- 0.1%
  Massey Energy, Co., Sr. Notes 144A .................         B1         6.875%     12/15/13        925            933,094
                                                                                                             --------------
METALS/MINING EXCLUDING STEEL -- 0.7%
  Novelis, Inc., Sr. Notes 144A (Canada)(l) ..........         B1          7.50%     02/15/15      1,750          1,631,875
  Peabody Energy Corp., Sr. Notes ....................         Ba3        5.875%     04/15/16      3,250          3,164,687
                                                                                                             --------------
                                                                                                                  4,796,562
                                                                                                             --------------
NON-ELECTRIC UTILITIES -- 0.6%
  SEMCO Energy, Inc., Sr. Notes ......................         Ba2        7.125%     05/15/08      1,500          1,524,397
  SEMCO Energy, Inc., Sr. Notes ......................         Ba2         7.75%     05/15/13      2,500          2,621,315
                                                                                                             --------------
                                                                                                                  4,145,712
                                                                                                             --------------
NON-FOOD & DRUG RETAILERS -- 0.8%
  Couche-Tard Corp., Sr. Sub. Notes ..................         Ba3         7.50%     12/15/13      1,450          1,493,500
  GSC Holdings Corp., Gtd. Notes 144A ................         Ba3         8.00%     10/01/12      1,200          1,128,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B140

            --------------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                             MOODY'S                             PRINCIPAL
                                                              RATING     INTEREST     MATURITY    AMOUNT          VALUE
                                                           (UNAUDITED)     RATE         DATE       (000)        (NOTE 2)
                                                           -----------   ---------    --------   ---------   ---------------
CORPORATE BONDS (CONTINUED)
NON-FOOD & DRUG RETAILERS (CONT'D.)
  Neiman Marcus Group, Inc., Sr. Unsec'd.
    Notes 144A (a) ...................................         B2          9.00%      10/15/15    $ 1,600    $    1,636,000
  Penny, (J.C.) Co., Inc., Notes .....................         Ba1        6.875%      10/15/15      1,250         1,353,334
                                                                                                             --------------
                                                                                                                  5,610,834
                                                                                                             --------------
OIL FIELD EQUIPMENT & SERVICES -- 0.9%
  Dresser-Rand Group, Inc., Sr. Sub. Notes 144A ......         B3          7.63%      11/01/14       1,601        1,649,030
  Grant Prideco, Sr. Unsec'd. Notes 144A (a) .........         Ba2        6.125%      08/15/15       1,250        1,246,875
  Hanover Compressor Co., Gtd. Notes .................         B3         8.625%      12/15/10       1,000        1,057,500
  McDermott, (J.Ray) SA, Sec'd. Notes 144A
     (11.00% until 06/07/04) .........................         B2         11.50%(v)   12/15/13       1,000        1,180,000
  Pride International, Inc., Sr. Notes ...............         Ba2        7.375%      07/15/14       1,000        1,072,500
                                                                                                             --------------
                                                                                                                  6,205,905
                                                                                                             --------------
PACKAGING -- 1.8%
  Crown Cork & Seal Co., Inc., Debs. (a) .............          B2        7.375%      12/15/26       4,500        4,117,500
  Graham Packaging Co., Inc., Gtd. Notes .............         Caa1        8.50%      10/15/12       3,500        3,447,500
  Owens Brockway Glass Containers, Inc., Gtd. Notes ..          B1        8.875%      02/15/09       2,500        2,609,375
  Owens Brockway Glass Containers, Inc., Gtd. Notes ..          B1         7.75%      05/15/11       1,500        1,565,625
  Stone Container Finance, Gtd. Notes ................          B2        7.375%      07/15/14         550          500,500
                                                                                                             --------------
                                                                                                                 12,240,500
                                                                                                             --------------
PACKAGING -- 0.3%
  Owens-Illinois, Inc., Debs. (a) ....................          B3         7.50%      05/15/10       1,750        1,776,250
                                                                                                             --------------
PAPER & FOREST PRODUCTS -- 1.0%
  Bowater, Inc., Debs (a) ............................          B1         9.50%      10/15/12       2,000        2,060,000
  Bowater, Inc., Notes (a) ...........................          B1         6.50%      06/15/13       1,700        1,521,500
  JSG Funding PLC, Sr. Notes (Ireland)(l) ............          B3        9.625%      10/01/12         750          750,000
  Norske Skog Cana, Sr. Notes (Canada)(l) ............          B1        7.375%      03/01/14       2,450        2,143,750
                                                                                                             --------------
                                                                                                                  6,475,250
                                                                                                             --------------
PHARMACEUTICALS -- 1.5%
  Alpharma, Inc., Gtd. Notes .........................          B3        8.625%      05/01/11       1,500        1,629,375
  Mylan Laboratories, Inc., Sr. Notes 144A ...........         Ba1        6.375%      08/15/15       3,500        3,504,375
  Warner Chilcott Corp., Gtd. Notes 144A .............         Caa1        8.75%      02/01/15       5,000        4,600,000
                                                                                                             --------------
                                                                                                                  9,733,750
                                                                                                             --------------
PRINTING & PUBLISHING -- 0.8%
  Clarke American Corp., Sr. Notes 144A ..............          B2        11.75%      12/15/13       1,125        1,125,000
  Houghton Mifflin Co., Sr. Notes ....................          B3         8.25%      02/01/11       2,750        2,839,375
  RH Donnelley Corp., Sr. Notes ......................         Caa1       6.875%      01/15/13       1,250        1,151,562
                                                                                                             --------------
                                                                                                                  5,115,937
                                                                                                             --------------
RESTAURANTS -- 0.5%
  Denny's Corp Holdings, Inc., Gtd. Notes (a) ........         Caa1       10.00%      10/01/12       2,200        2,233,000
  Landry's Restaurants, Inc., Gtd. Notes .............          B2         7.50%      12/15/14       1,500        1,402,500
                                                                                                             --------------
                                                                                                                  3,635,500
                                                                                                             --------------
SOFTWARE/SERVICES -- 1.2%
  Electronic Data Systems Corp., Notes,
    Series B (6.00% until 8/01/04) ...................         Ba1         6.50%(v)   08/01/13       4,000        4,110,852
  Sungard Data Systems, Inc., Sr. Sub. Notes 144A ....         Caa1       10.25%      08/15/15       1,000        1,000,000
  Sungard Data Systems, Inc., Sr. Unsec'd.
    Notes 144A (a) ...................................         B3         9.125%      08/15/13       3,000        3,105,000
                                                                                                             --------------
                                                                                                                  8,215,852
                                                                                                             --------------
STEEL PRODUCERS/PRODUCTS -- 0.3%
  Allegheny Ludlum Corp., Debs........................         Ba2         6.95%      12/15/25       2,000        1,960,000
                                                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B141

            ---------------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
            ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                             MOODY'S                                    PRINCIPAL
                                                              RATING     INTEREST      MATURITY           AMOUNT         VALUE
                                                           (UNAUDITED)     RATE          DATE             (000)         (NOTE 2)
                                                           -----------   ---------   -------------      ---------   ---------------
CORPORATE BONDS (CONTINUED)
SUPPORT-SERVICES -- 1.7%
  Hertz Corp., Sr. Notes 144A ........................         B1         8.875%         01/01/14         $ 1,600    $    1,630,000
  Iron Mountain, Inc., Gtd. Notes ....................        Caa1         7.75%         01/15/15           3,250         3,274,375
  Iron Mountain, Inc., Gtd. Notes ....................        Caa1        6.625%         01/01/16           4,000         3,720,000
  United Rentals North America, Inc., Sr. Sub.
     Notes (a) .......................................        Caa1         7.75%         11/15/13           2,500         2,437,500
  Williams Scotsman, Inc., Gtd. Notes ................         B3          8.50%         10/01/15             625           646,875
                                                                                                                     --------------
                                                                                                                         11,708,750
                                                                                                                     --------------
TELECOM - FIXED LINE -- 0.2%
  Level 3 Financing, Inc., Gtd. Notes (a) ............        Caa1        10.75%         10/15/11           1,200         1,065,000
                                                                                                                     --------------
TELECOM - INTEGRATED/SERVICES -- 3.5%
  Cincinnati Bell, Inc., Sr. Sub. Notes (a) ..........        B3          8.375%         01/15/14           6,000         5,902,500
  Intelsat Bermuda Ltd., Sr. Notes 144A (Bermuda)(l) .        B2           8.25%         01/15/13           3,500         3,535,000
  MCI, Inc., Sr. Notes (7.735% until 12/15/04) .......        Ba3         8.735%(v)      05/01/14           2,000         2,212,500
  Qwest Capital Funding, Inc., Gtd. Notes (a) ........        B3           7.90%         08/15/10           3,500         3,622,500
  Qwest Communications International, Inc., Gtd.
    Notes (a) ........................................        B2           7.25%         02/15/11           3,500         3,570,000
  Qwest Communications International, Inc., Sr.
    Unsec'd. Notes ...................................        B3           3.50%         11/15/25           1,750         2,027,812
  Syniverse Technologies, Inc., Sr. Sub. Notes .......        B2           7.75%         08/15/13           1,750         1,763,125
  Wind Acquistion Finance SA, Gtd. Notes 144A ........        B3          10.75%         12/01/15             800           826,000
                                                                                                                     --------------
                                                                                                                         23,459,437
                                                                                                                     --------------
TELECOM - WIRELESS -- 2.1%
  AirGate PCS, Inc., Sec'd. Notes (a) ................        Caa1         9.375%        09/01/09           1,000         1,045,000
  AirGate PCS, Inc., Sec'd. Notes 144A (a) ...........        Caa1         9.375%        09/01/09           1,250         1,306,250
  Centennial Cellular Operating Co., Gtd. Notes ......         B3         10.125%        06/15/13           2,000         2,175,000
  Nextel Communications, Inc., Sr. Notes .............        Baa2         7.375%        08/01/15           3,500         3,693,613
  Nextel Partners, Inc., Sr. Notes ...................        Ba3          8.125%        07/01/11           1,400         1,496,250
  Rural Cellular Corp., Sr. Notes ....................        Caa1         9.875%        02/01/10           1,500         1,582,500
  Triton PCS, Inc., Gtd. Notes (a) ...................         Ca          9.375%        02/01/11           1,975         1,441,750
  UbiquiTel Operating Co., Sr. Notes .................        Caa1         9.875%        03/01/11           1,500         1,661,250
                                                                                                                     --------------
                                                                                                                         14,401,613
                                                                                                                     --------------
TELECOMMUNICATIONS EQUIPMENT -- 0.2%
  Lucent Technologies, Inc., Debs.....................         B1          6.45%         03/15/29           1,500         1,286,250
                                                                                                                     --------------
THEATERS & ENTERTAINMENT -- 0.5%
  AMC Entertainment, Inc., Sr. Sub. Notes ............         B3          8.00%         03/01/14           1,500         1,357,500
  Carmike Cinemas, Inc., Sr. Sub. Notes (a) ..........        Caa1         7.50%         02/15/14             650           608,563
  LCE Acquisition, Gtd. Notes ........................         B3          9.00%         08/01/14           1,500         1,515,000
                                                                                                                     --------------
                                                                                                                          3,481,063
                                                                                                                     --------------
TRANSPORTATION -- 1.1%
  CHC Helicopter Corp., Sr. Sub. Notes ...............        B2          7.375%         05/01/14           2,750         2,780,937
  Hornbeck Offshore Services, Inc., Sr. Notes (a) ....        Ba3         6.125%         12/01/14           1,680         1,638,000
  Offshore Logistics, Inc., Gtd. Notes ...............        Ba2         6.125%         06/15/13           3,300         3,085,500
                                                                                                                     --------------
                                                                                                                          7,504,437
                                                                                                                     --------------
TOTAL CORPORATE BONDS
  (cost $439,209,221) ................................                                                                  430,731,556
                                                                                                                     --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 6.3%%
   Federal Home Loan Mortgage Corp. ..................                     6.00%         04/01/33           3,255         3,287,847
   Federal National Mortgage Assoc. ..................                     5.50%     02/01/33-07/01/33      8,235         8,155,817
   Federal National Mortgage Assoc. ..................                     6.00%     05/01/33-12/01/35     10,894        20,949,758
   Federal National Mortgage Assoc. ..................                     6.50%         05/01/35           9,449         9,694,456
                                                                                                                     --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
  (cost $42,538,883) .................................                                                                   42,087,878
                                                                                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B142

            --------------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                                                                 PRINCIPAL
                                                                         INTEREST    MATURITY     AMOUNT          VALUE
                                                                           RATE        DATE        (000)        (NOTE 2)
                                                                         ---------   --------    ---------   --------------
CORPORATE BONDS (CONTINUED)
U.S. TREASURY OBLIGATIONS -- 5.7%
   U.S. Treasury Notes ...............................                      4.25%     08/15/15     $ 2,000   $    1,974,140
   U.S. Treasury Notes (a) ...........................                      5.00%     02/15/11      15,000       15,449,415
   U.S. Treasury Notes ...............................                      5.50%     02/15/08      20,000       20,447,660
                                                                                                             --------------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $38,098,912) .................................                                                           37,871,215
                                                                                                             --------------

                                                                                                   SHARES
                                                                                                  --------
COMMON STOCKS -- 0.4%
OIL & GAS -- 0.3%
  El Paso Corp., 144A .....................................................................          2,005        2,199,736
                                                                                                             --------------
TELECOM - INTEGRATED/SERVICES -- 0.1%
  Avaya, Inc. * ...........................................................................         60,000          640,200
                                                                                                             --------------
TOTAL COMMON STOCKS
  (cost $3,146,829) .......................................................................                       2,839,936
                                                                                                             --------------
PREFERRED STOCKS -- 4.1%
AGENCY -- 0.1%
  Fannie Mae, 5.375%, CVT .................................................................              6          552,844
                                                                                                             --------------
AUTOMOTIVE -- 0.1%
  Ford Motor Co. Capital Trust II, 6.50%, CVT .............................................         25,000          690,000
                                                                                                             --------------
BEVERAGES -- 0.2%
  Constellation Brands, Inc., 5.75%, CVT ..................................................         35,000        1,366,050
                                                                                                             --------------
BROKERAGE -- 0.1%
  Morgan Stanley, 8.250%, CVT 144A ........................................................         10,600          763,836
                                                                                                             --------------
BUSINESS SERVICES -- 0.4%
  Interpublic Group of Cos., Inc.,
    Series A, 5.375%, CVT .................................................................         60,000        2,220,600
                                                                                                             --------------
ELECTRIC - GENERATION -- 0.5%
  PNM Resources, Inc., 6.75%, CVT .........................................................         75,000        3,531,750
                                                                                                             --------------
FINANCIAL SERVICE -- 0.5%
  Marshall & Ilsley Corp., 6.50%, CVT .....................................................        115,000        3,045,200
                                                                                                             --------------
FOOD & DRUG RETAILERS -- 0.1%
  Albertson's, Inc., 7.25%, CVT ...........................................................         36,000          811,800
                                                                                                             --------------
INSURANCE -- 0.8%
  CHUBB Corp., 7.00%, CVT .................................................................         60,000        2,110,800
  Metlife, Inc., 6.375%, CVT ..............................................................        120,000        3,306,000
                                                                                                             --------------
                                                                                                                  5,416,800
                                                                                                             --------------
INTEGRATED ENERGY -- 0.6%
   Williams Cos., Inc., 5.50%, CVT ........................................................         37,500        4,218,750
                                                                                                             --------------
OIL FIELD EQUIPMENT & SERVICES -- 0.3%
  Chesapeake Energy Corp...................................................................         20,000        1,930,200
                                                                                                             --------------
PHARMACEUTICALS -- 0.4%
  Schering Plough Corp., 6.00%, CVT .......................................................         50,000        2,689,500
                                                                                                             --------------
TOTAL PREFERRED STOCK
  (cost $26,842,992) ......................................................................                      27,237,330
                                                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $642,484,158) .....................................................................                     636,227,212
                                                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B143

            --------------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                                                                        VALUE
                                                                                    SHARES            (NOTE 2)
                                                                                  -----------       -------------
SHORT-TERM INVESTMENTS -- 21.0%
MONEY MARKET MUTUAL FUND
   Dryden Core Investment Fund - Taxable Money Market Series
     (cost $140,495,438; includes $116,011,495 of cash collateral
     for securities on loan) (b)(w) (Note 4) ..............................       140,495,438       $ 140,495,438
                                                                                                    -------------
TOTAL INVESTMENTS--116.2%
  (cost $782,979,596; Note 6) .............................................                           776,722,650
LIABILITIES IN EXCESS OF OTHER ASSETS -- (16.2)% ..........................                          (108,268,726)
                                                                                                    -------------
NET ASSETS -- 100.0% ......................................................                         $ 668,453,924
                                                                                                    =============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

CVT   Convertible Security

NR    Not Rated by Moodys or Standard & Poor's

*     Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $113,409,028; cash collateral of $116,011,495 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)   Standard & Poor's rating.

(l)   US$ Denominated Foreign Bonds.

(v)   The rate shown reflects the coupon rate after the step date.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B144

            --------------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005, were as follows:

INDUSTRY
--------
Money Market Mutual Fund (including 17.4%
   of collateral received for securities on loan)                    21.0
U.S. Government Agency Mortgage-Backed Securities                     6.3
Health Services                                                       5.8
U.S. Treasury Obligations                                             5.7
Gaming                                                                4.9
Pharmaceuticals                                                       3.8
Telecom - Integrated/Services                                         3.6
Chemicals                                                             3.5
Gas Distribution                                                      3.4
Media - Cable                                                         2.9
Support-Services                                                      2.9
Energy - Exploration & Production                                     2.7
Electric - Generation                                                 2.6
Oil Field Equipment & Services                                        2.6
Hotels                                                                2.5
Software/Services                                                     2.5
Telecom - Wireless                                                    2.3
Packaging                                                             2.1
Aerospace/Defense                                                     2.0
Forestry/Paper                                                        2.0
Auto Loans                                                            1.9
Electric - Integrated                                                 1.9
Food & Drug Retailers                                                 1.8
Building & Construction                                               1.5
Consumer Products                                                     1.4
Metals/Mining Excluding Steel                                         1.2
Media - Broadcasting                                                  1.1
Transportation                                                        1.1
Paper & Forest Products                                               1.0
Diversified Capital Goods                                             0.9
Environmental                                                         0.9
Media - Diversified                                                   0.9
Apparel & Textile                                                     0.8
Automotive Parts & Equipment                                          0.8
Food - Wholesale                                                      0.8
Insurance                                                             0.8
Integrated Energy                                                     0.8
Non-Food & Drug Retailers                                             0.8
Printing & Publishing                                                 0.8
Machinery                                                             0.7
Media - Services                                                      0.7
Electronics                                                           0.6
Health Care Services                                                  0.6
Non-Electric Utilities                                                0.6
Theaters & Entertainment                                              0.6
Automotive                                                            0.5
Financial Service                                                     0.5
Investments & Miscellaneous Financial Services                        0.5
Machinery & Equipment                                                 0.5
Restaurants                                                           0.5
Telecommunications Equipment                                          0.5
Business Services                                                     0.4
Energy Exploration                                                    0.4
Aerospace & Defense                                                   0.3
Brokerage                                                             0.3
Household & Leisure Products                                          0.3
Oil & Gas                                                             0.3
Steel Producers/Products                                              0.3
Beverages                                                             0.2
Telecom - Fixed Line                                                  0.2
Agency                                                                0.1
Building Materials                                                    0.1
Cable Television                                                      0.1
Metals & Mining                                                       0.1
                                                                    -----
                                                                    116.2
Liabilities in excess of other assets                               (16.2)
                                                                    -----
                                                                    100.0%
                                                                    =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B145

                    -----------------------------------------
                      AST PIMCO TOTAL RETURN BOND PORTFOLIO
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                                MOODY'S                               PRINCIPAL
                                                                RATING      INTEREST     MATURITY      AMOUNT           VALUE
                                                              (UNAUDITED)      RATE        DATE         (000)         (NOTE 2)
                                                             -----------    ---------    ---------    ---------    ---------------
LONG-TERM INVESTMENTS -- 82.5%
ASSET-BACKED SECURITIES -- 0.5%
  Aames Mortgage Investment Trust .......................        Aaa          4.459%      07/25/35     $    178    $      177,837
  Bear Stearns Asset Backed Securities, Inc.,
    Series 2001-A, Class AIII ...........................        Aaa          4.689%      02/15/31          428           427,906
  Carrington Mortgage Loan Trust ........................        Aaa          4.459%      06/25/35        1,218         1,217,912
  EMC Mortgage Loan Trust, Series 2001-A,
    Class A 144A ........................................        Aaa          4.749%      05/25/40        7,590         7,612,409
                                                                                                                   --------------
TOTAL ASSET-BACKED SECURITIES
  (cost $9,413,498) ..............................................................................                      9,436,064
                                                                                                                   --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.4%
  AAA Trust, Series 2005-2, Class A1 144A ...............        Aaa          4.479%      11/26/35        3,507         3,509,091
  ABN AMRO Mortgage Corp.................................        Aaa           5.50%      01/25/34        2,956         2,811,373
  American Home Mortgage Investment Trust, ..............        Aaa           4.39%      02/25/45        3,507         3,438,131
  Bank of America Funding Corp...........................       AAA(d)        4.116%      05/25/35        4,000         3,962,712
  Bank of America Mortgage Securities, Series 2004-1,
     Class 5A1 ..........................................       AAA(d)         6.50%      02/25/33          775           776,648
  Bear Stearns Alt-A Trust ..............................        Aaa          5.426%      05/25/35        7,193         7,217,698
  Bear Stearns Trust, Series 2002-11, Class A-1 .........        Aaa          5.632%      02/25/33          659           658,925
  Bear Stearns Trust, Series 2002-11, Class A-2 .........        Aaa          5.349%      02/25/33        1,330         1,327,342
  Countrywide Home Loan Mortgage Pass Through Trust .....        Aaa           5.25%      02/20/36        1,590         1,580,384
  Fannie Mae Grantors Trust .............................        Aaa          4.204%      11/28/35          914           913,278
  Fannie Mae Whole Loan, Series 2003-W1, Class 1A1 ......        Aaa           6.50%      12/25/42        1,755         1,795,183
  Fannie Mae Whole Loan, Series 2004-W2, Class 2A2 ......        Aaa           7.00%      02/25/44          577           599,533
  Fannie Mae Whole Loan, Series 2004-W2, Class 5A .......        Aaa           7.50%      03/25/44          577           607,875
  Fannie Mae, Series 1993-70, Class Z ...................        Aaa           6.90%      05/25/23          151           154,441
  Fannie Mae, Series 2002-56, Class MC ..................        Aaa           5.50%      09/25/17          358           362,246
  Fannie Mae, Series 2003-122, Class TU .................        Aaa           4.00%      05/25/16          770           760,011
  Fannie Mae, Series 2003-25, Class KP ..................        Aaa           5.00%      04/25/33       12,921        12,430,445
  Fannie Mae, Series 2003-33, Class PU ..................        Aaa           4.50%      05/25/33          420           408,047
  FHLMC Structured Pass Through Securities,
    Series T-63 Class 1A1 ...............................        Aaa          4.526%      02/25/45        1,060         1,066,119
  Freddie Mac, Series 2064, Class ZA ....................        Aaa           6.50%      05/15/28        3,843         3,989,530
  Freddie Mac, Series 2145, Class MZ ....................        Aaa           6.50%      04/15/29       10,077        10,389,981
  Freddie Mac, Series 2378, Class PE ....................        Aaa           5.50%      11/15/16          665           674,569
  Freddie Mac, Series 2649, Class QA ....................        Aaa           3.50%      03/15/10          491           489,097
  Freddie Mac, Series 2662, Class DG ....................        Aaa           5.00%      10/15/22        1,300         1,264,200
  Freddie Mac, Series 2694, Class QH ....................        Aaa           4.50%      03/15/32        1,265         1,202,522
  Freddie Mac, Series 2721, Class PE ....................        Aaa           5.00%      01/15/23          525           503,852
  Freddie Mac, Series 2724, Class PT ....................        Aaa           3.75%      05/15/16          578           567,007
  Freddie Mac, Series 2728, Class TC ....................        Aaa           4.00%      02/15/23        1,060         1,039,975
  Freddie Mac, Series 2734, Class PG ....................        Aaa           5.00%      07/15/32          909           878,942
  Freddie Mac, Series 2737, Class XG ....................        Aaa           4.00%      11/15/22          530           520,112
  Freddie Mac, Series 2737, Class YD ....................        Aaa           5.00%      08/15/32          600           581,881
  Freddie Mac, Series 2750, Class NB ....................        Aaa           4.00%      12/15/22        1,426         1,398,148
  Freddie Mac, Series 2759, Class AU ....................        Aaa           3.50%      05/15/19          491           484,522
  Freddie Mac, Series 2764, Class LZ ....................        Aaa           4.50%      03/15/34        9,303         7,811,385
  Freddie Mac, Series 2785, Class ZE ....................        Aaa           4.50%      04/15/34        4,203         3,362,184
  Freddie Mac, Series 2786, Class PA ....................        Aaa           4.25%      10/15/10          368           364,556
  GSR Mortgage Loan Trust, Series 2004-7, Class 1A1 .....        Aaa          3.413%      06/01/34       12,135        11,900,244
  Indymac Trust, Series 2001-H2, Class A2 ...............        Aaa          6.651%      01/25/32          109           108,583
  Nationslink Funding Corp., Series 1999-SL, Class A4 ...        Aaa          6.654%      11/10/30          191           192,035
  Prime Mortgage Trust, Series 2004-CL1, Class 1A2 ......       AAA(d)        4.779%      02/25/34        1,698         1,699,800
  Prime Mortgage Trust, Series 2004-CL1, Class 2A2 ......       AAA(d)        4.779%      02/25/19          430           430,328
  Rothschild, (L.F.) Mortgage Trust, Series 2, Class Z ..       AAA(d)         9.95%      08/01/17          160           165,114
  Structured Asset Securities Corp., Series 2002-1A,
     Class 4A ...........................................        Aaa          6.068%      02/25/32          165           164,593
  Washington Mutual, Inc., Series 2005-AR1, Class A1A ...        Aaa          4.669%      10/25/45        2,153         2,154,392
  Washington Mutual, Series 2002-AR11, Class A1 .........        Aaa          5.139%      10/25/32        1,296         1,291,702

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B146

              -----------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                              DECEMBER 31, 2005

                                                                MOODY'S                               PRINCIPAL
                                                                RATING      INTEREST     MATURITY      AMOUNT           VALUE
                                                              (UNAUDITED)      RATE        DATE         (000)         (NOTE 2)
                                                             -----------    ---------    ---------    ---------    ---------------
COLLATERALIZED MORTGAGE
OBLIGATIONS (CONTINUED)
  Washington Mutual, Series 2004-CB1, Class 4A ..........       Aaa           6.00%       06/25/34    $    575     $       576,022
  Wells Fargo Mortgage Backed Securities ................       AAA(d)        5.25%       01/25/34      35,756          33,579,254
                                                                                                                   ---------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (cost $133,365,010) ............................................................................                     132,164,012
                                                                                                                   ---------------
CORPORATE BONDS -- 3.8%
AIRLINES -- 0.2%
  United Air Lines, Inc., Equipment Trust, Series 91C ...         NR         10.36%       11/13/12       6,925           3,187,467
  United Air Lines, Inc., Equipment Trust, Series 91E ...         NR         10.36%       11/27/12         500             290,460
  United Air Lines, Inc., Pass-Thru Cert.,
     Series 91A2 (g) ....................................         NR         10.02%       03/22/14       1,000             658,960
                                                                                                                   ---------------
                                                                                                                         4,136,887
                                                                                                                   ---------------
AUTOMOBILE MANUFACTURERS -- 0.3%
  DaimlerChrysler NA Holding Co., Notes .................         A3          4.99%       05/24/06       5,900           5,907,576
                                                                                                                   ---------------
BANKING -- 0.1%
  Export Import Bank China, Notes 144A (China) ..........         A2         4.875%       07/21/15         600             582,999
                                                                                                                   ---------------
CONGLOMERATES -- 0.1%
  Altria Group, Inc., Debs...............................        Baa2         7.75%       01/15/27       1,700           2,018,189
                                                                                                                   ---------------
ENTERTAINMENT & LEISURE
  Time Warner, Inc., Notes ..............................        Baa1         8.11%       08/15/06         510             518,799
                                                                                                                   ---------------
FINANCIAL - BANK & TRUST -- 0.1%
  China Development Bank, Notes (China) .................         A2          5.00%       10/15/15         600             590,537
  HBOS PLC, Sub. Notes 144A (United Kingdom) ............         A1          5.92%       09/29/49         700             684,462
  Resona Bank Ltd., Notes 144A (Japan) ..................        Baa1         5.85%       09/29/49       1,100           1,095,351
                                                                                                                   ---------------
                                                                                                                         2,370,350
                                                                                                                   ---------------
FINANCIAL SERVICES -- 1.0%
  American General Finance, Sr. Notes ...................         A1         4.544%       03/23/07       1,100           1,100,262
  Atlantic & Western Re Ltd, Sec'd Notes 144A ...........       BB+(d)      10.519%       01/09/07         400             400,100
  CCCA LLC, Notes Series 2000 144A (g) ..................       AAA(d)        7.80%       10/15/08         784             802,959
  Duke Capital Corp., Notes .............................        Baa3        4.302%       05/18/06         595             593,584
  Ford Motor Credit Co., Sr. Notes ......................         A3          5.80%       01/12/09         860             750,212
  Ford Motor Credit Co., Notes ..........................         A3         6.875%       02/01/06         431             430,073
  Ford Motor Credit Co., Notes ..........................        Baa3         5.70%       01/15/10         510             433,532
  General Motors Acceptance Corp., Notes ................        Baa2        6.125%       09/15/06         780             757,657
  General Motors Acceptance Corp., Notes ................        Baa2        4.375%       12/10/07         380             337,667
  Pemex Project Funding Master Trust, Gtd. Notes ........        Baa1         8.50%       02/15/08         490             521,850
  Pemex Project Funding Master Trust, Gtd. Notes ........        Baa1         8.00%       11/15/11       2,700           3,026,700
  Pemex Project Funding Master Trust, Gtd. Notes ........        Baa1        8.625%       02/01/22       2,300           2,834,750
  Phoenix Quake Ltd., Notes 144A (g) ....................        Baa3         6.98%       07/03/08       1,200           1,222,152
  Phoenix Quake Wind Ltd., Notes 144A (g) ...............        Baa3         6.98%       07/03/08       1,200           1,219,104
  Phoenix Quake Wind Ltd., Notes 144A (g) ...............        Ba1          8.03%       07/03/08         550             474,815
  Qwest Capital Funding Corp., Gtd. Notes ...............        Caa2         7.25%       02/15/11         153             154,913
  UFJ Finance Aruba AEC, Gtd. Notes .....................         A2          6.75%       07/15/13       1,500           1,637,797
  Verizon Global Funding Corp., Notes ...................         A2          7.25%       12/01/10         900             976,616
                                                                                                                   ---------------
                                                                                                                        17,674,743
                                                                                                                   ---------------
INSURANCE -- 0.1%
  American International Group, Notes 144A ..............         Aa2         5.05%       10/01/15         800             785,144
                                                                                                                   ---------------
OIL & GAS -- 0.7%
  El Paso Corp., Sr. Notes ..............................        Caa1         7.75%       01/15/32      11,800          11,829,500
  Petroleum Export Ltd., Sr. Notes 144A (Cayman Islands)         Baa1        5.265%       06/15/11         700             693,357
                                                                                                                   ---------------
                                                                                                                        12,522,857
                                                                                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B147

              -----------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                              DECEMBER 31, 2005

                                                              MOODY'S                                  PRINCIPAL
                                                              RATING      INTEREST     MATURITY         AMOUNT          VALUE
                                                            (UNAUDITED)      RATE        DATE           (000)         (NOTE 2)
                                                           -----------    ---------  -----------      ---------    --------------
CORPORATE BONDS (CONTINUED)
PETROLEUM EXPLORATION & PRODUCTION -- 0.1%
  Ras Laffan LNG II, Bonds 144A (Qatar) .................       A1          5.298%      09/30/20       $ 1,600     $    1,586,800
                                                                                                                   --------------
TELECOMMUNICATIONS -- 1.0%
  France Telecom SA, Notes (France) .....................      Baa1          7.20%      03/01/06         5,000          5,020,055
  GTE Hawaiian Telephone, Debs...........................      Aaa          7.375%      09/01/06           585            592,245
  Sprint Capital Corp., Gtd. Notes ......................      Baa3          6.00%      01/15/07         3,500          3,534,227
  Qwest Corp., Debs......................................      Ba3           7.20%      11/10/26         8,950          8,681,500
  Qwest Communications International. Inc., Sr.
    Notes 144A ..........................................       B2           7.50%      02/15/14           500            513,750
                                                                                                                   --------------
                                                                                                                       18,341,777
                                                                                                                   --------------
UTILITIES -- 0.1%
  Cleveland Electric Co., Notes .........................       Aaa          7.13%      07/01/07         1,570          1,619,444
                                                                                                                   --------------
TOTAL CORPORATE BONDS
  (cost $68,783,873) ...........................................................................                       68,065,565
                                                                                                                   --------------
FOREIGN GOVERNMENT BONDS -- 2.5%
   Canadian Government (Canada) .........................      Aaa           3.00%      12/01/36           839            974,732
   Republic of Brazil (Brazil) ..........................       B1         10.271%      06/29/09           100            115,500
   Republic of Brazil (Brazil) ..........................       B1          11.00%      01/11/12           600            732,000
   Republic of Brazil (Brazil) ..........................      Ba3          7.875%      03/07/15         1,800          1,917,000
   Republic of Brazil (Brazil) (BRB) ....................       B2           5.25%      04/15/09           741            736,504
   Republic of Brazil (BRB) (Brazil) ....................       B2         5.1875%      04/15/06           562            562,068
   Republic of Brazil (DCB) (Brazil) ....................       B1           5.25%      04/15/12           459            453,097
   Republic of Panama (Panama) ..........................      Ba1          9.375%      01/16/23         4,400          5,511,000
   Republic of Panama (Panama) ..........................      Ba1          8.875%      09/30/27           400            476,000
   Republic of Peru (Peru) ..............................      Ba3          9.125%   01/15/08-02/21/12  10,475         11,792,187
   Republic of Peru (Peru) ..............................      Ba3          9.875%      02/06/15         2,500          3,000,000
   Republic of Peru (Peru) (BRB) ........................      Ba3           5.00%      03/07/17         3,920          3,753,400
   Republic of South Africa (South Africa) ..............      Baa1         9.125%      05/19/09           800            897,000
   United Mexican States (Mexico) .......................      Baa1         9.875%      02/01/10           200            234,600
   United Mexican States (Mexico) .......................      Baa1         8.375%      01/14/11         2,800          3,192,000
   United Mexican States (Mexico) .......................      Baa1         6.375%      01/16/13         2,490          2,645,625
   United Mexican States (Mexico) .......................      Baa1         8.125%      12/30/19           200            245,500
   United Mexican States (Mexico) .......................      Baa1          8.30%      08/15/31         5,100          6,553,500
                                                                                                                   --------------
TOTAL FOREIGN GOVERNMENT BONDS
  (cost $37,635,247) ...........................................................................                       43,791,713
                                                                                                                   --------------
MUNICIPAL BONDS -- 1.8%
CALIFORNIA -- 0.3%
  Golden State Tobacco Securitization Corp.,
    Series 2003-A-1 .....................................       A3           6.25%      06/01/33         5,300          5,771,276
                                                                                                                   --------------
ILLINOIS
    Illinois State Taxable-Pension General
       Obligation Bond ..................................       Aa3          4.95%      06/01/23           570            558,343
                                                                                                                   --------------
NEVADA -- 0.4%
  Las Vegas Water Authority (MBIA Insured) Series B .....       Aaa          5.00%   06/01/25-06/01/27   6,040          6,316,645
  Truckee Meadows Water Authority Revenue Bonds,
     Series A 144A ......................................       Aaa          Zero       07/01/36            65             73,227
                                                                                                                   --------------
                                                                                                                        6,389,872
                                                                                                                   --------------
NEW JERSEY -- 0.1%
  City of Trenton General Obligation Bond (FSA Insured) .       Aaa          4.80%      04/01/14           990            972,606
  Jersey City Municipal Utilities Authority
     Water Revenue Bond (MBIA Insured) Series A .........       Aaa          4.81%      05/15/14         1,000            986,130
                                                                                                                   --------------
                                                                                                                        1,958,736
                                                                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B148

              ----------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                              DECEMBER 31, 2005

                                                              MOODY'S                                   PRINCIPAL
                                                              RATING       INTEREST     MATURITY          AMOUNT          VALUE
                                                            (UNAUDITED)      RATE         DATE            (000)        (NOTE 2)
                                                           -----------     ---------  ------------      ---------   --------------
MUNICIPAL BONDS (CONTINUED)
NEW MEXICO
  Jicarilla New Mexico Apache Nation Revenue Bonds ......       NR           3.85%        12/01/08       $   435    $      421,506
                                                                                                                    --------------
NEW YORK -- 0.2%
  Liberty New York Development Corp Revenue Bond ........      Aa3           5.25%        10/01/35           700           789,313
  New York City Municipal Water Fund Authority Water &
     Sewer System Revenue Bond 144A .....................      AA+(d)        6.22%        06/15/38         1,700         1,835,014
  New York City Transitional Financial Authority,
     Series E ...........................................      Aa2           5.00%        02/01/28         1,200         1,247,820
  New York State General Obligation Bond 144A ...........      NR            6.14%        03/01/30           550           586,707
                                                                                                                    --------------
                                                                                                                         4,458,854
                                                                                                                    --------------
OREGON -- 0.1%
  Portland Oregon River District Urban Renewal and
    Redevelopment Revenue Bonds (AMBAC Insured)
    Series B ............................................      Aaa           3.35%        06/15/10         1,020           961,646
                                                                                                                    --------------
TEXAS -- 0.1%
  Texas State Rite PA 144A ..............................      NR           5.185%        04/01/35         1,200         1,223,112
                                                                                                                    --------------
WISCONSIN -- 0.6%
  Badger Tobacco Asset Securitization Corp...............      A3            6.00%        06/01/17        10,100        10,614,393
  Wisconsin State General Revenue Bond ..................      Aaa           5.70%        05/01/26           510           540,534
                                                                                                                    --------------
                                                                                                                        11,154,927
                                                                                                                    --------------
TOTAL MUNICIPAL BONDS
  (cost $31,420,226) .............................................................................                      32,898,272
                                                                                                                    --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   SECURITIES -- 63.6%
   Federal Home Loan Mortgage Corp.......................                    5.50%        01/12/36        43,000        42,596,875
   Federal Home Loan Mortgage Corp.......................                    5.00%    10/01/18-11/01/18    6,318         6,264,776
   Federal Home Loan Mortgage Corp.......................                    5.00%          TBA              988           956,053
   Federal Home Loan Mortgage Corp.......................                    5.50%        01/01/34         3,112         3,086,950
   Federal Home Loan Mortgage Corp.......................                    6.00%    02/01/16-02/01/33    6,983         7,077,832
   Federal Home Loan Mortgage Corp.......................                    8.25%        08/01/17             9             9,520
   Federal National Mortgage Assoc.......................                   4.416%        08/01/29           237           236,625
   Federal National Mortgage Assoc.......................                   4.376%        09/22/06         7,300         7,298,292
   Federal National Mortgage Assoc.......................                   4.488%        05/01/36        13,844        13,932,056
   Federal National Mortgage Assoc.......................                   4.509%        11/01/35         4,271         4,297,661
   Federal National Mortgage Assoc.......................                    4.50%    09/01/18-09/01/33    7,292         7,089,716
   Federal National Mortgage Assoc.......................                   4.561%        01/01/28           190           191,866
   Federal National Mortgage Assoc.......................                    5.00%    10/01/08-01/12/36  217,221       227,888,752
   Federal National Mortgage Assoc.......................                    5.00%        02/13/36        88,000        85,222,544
   Federal National Mortgage Assoc.......................                    5.00%        03/01/34            --(r)             --
   Federal National Mortgage Assoc.......................                    5.50%    08/01/16-01/12/36  699,375       692,903,038
   Federal National Mortgage Assoc.......................                   5.974%        01/01/24            12            12,223
   Federal National Mortgage Assoc.......................                    6.00%    02/01/17-01/01/34   18,109        18,491,862
   Federal National Mortgage Assoc.......................                    6.00%        11/01/17            --(r)             13
   Federal National Mortgage Assoc.......................                   6.375%        01/01/09         1,802         1,852,909
   Federal National Mortgage Assoc.......................                    6.50%    09/01/16-11/01/33    1,054         1,083,937
   Government National Mortgage Assoc....................                    3.75%    01/20/32-02/20/32    6,897         6,852,246
   Government National Mortgage Assoc....................                   4.125%    10/20/23-11/20/29    4,545         4,580,784
   Government National Mortgage Assoc....................                   4.375%    03/20/17-05/20/30    3,554         3,575,644
   Government National Mortgage Assoc....................                    4.50%       07/20/30          1,818         1,817,726
   Government National Mortgage Assoc....................                    4.75%    08/20/23-09/20/24      939           945,564
   Government National Mortgage Assoc....................                    6.00%       01/15/34            160           163,740
   Government National Mortgage Assoc....................                    7.00%       02/15/24             10            10,145
                                                                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
  (cost $1,150,320,542) .........................................................................                    1,138,439,349
                                                                                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B149

              -----------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                                                          PRINCIPAL
                                                            INTEREST      MATURITY         AMOUNT          VALUE
                                                              RATE           DATE           (000)         (NOTE 2)
                                                            ---------     ---------      ---------    --------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 1.9%
   Federal Home Loan Bank ............................        Zero         02/05/07       $ 1,400     $    1,321,250
   Small Business Administration .....................      4.875%         09/10/13        12,581         12,479,974
   Small Business Administration .....................       5.13%         09/01/23         1,508          1,516,409
   Small Business Administration .....................       5.52%         06/01/24         9,727          9,955,545
   Small Business Administration .....................      6.344%         08/01/11         8,127          8,448,830
   Small Business Administration .....................      7.449%         08/01/10           804            855,756
                                                                                                      --------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (cost $34,126,341) ..............................................................                       34,577,764
                                                                                                      --------------
U.S. TREASURY OBLIGATIONS -- 0.8%
   U.S. Treasury Inflationary Bonds TIPS .............      2.375%         01/15/25         8,876          9,327,435
   U.S. Treasury Inflationary Bonds TIPS (k) .........      3.375%         01/15/07         2,892          2,912,263
   U.S. Treasury Inflationary Bonds TIPS .............      3.625%         04/15/28         1,970          2,541,382
                                                                                                      --------------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $14,752,977) ..............................................................                       14,781,080
                                                                                                      --------------

                                                                                          SHARES
                                                                                       ----------
PREFERRED STOCK -- 0.1%
FINANCIAL SERVICES -- 0.1%
  Fannie Mae, 7.00% (cost $1,574,213) ............................................         30,900          1,684,050
                                                                                                      --------------

                                                                                          UNITS
                                                                                       ----------
RIGHTS* -- 0.1%
   United Mexican States Value Recovery Rights
     Series D (Mexico) ...............................                                 49,629,000          1,019,876
   United Mexican States Value Recovery Rights
      Series E (Mexico) ..............................                                 35,410,000            929,512
                                                                                                      --------------
TOTAL RIGHTS
  (cost $543,842) ...............................................................................          1,949,388
                                                                                                      --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,481,935,769) .........................................................................      1,477,787,257
                                                                                                      --------------

                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                                          (000)
                                                                                       -----------
SHORT-TERM INVESTMENTS -- 29.3%
BANK LOANS -- 0.4%
   JSG Packaging Term C (g) ..........................      5.664          11/29/14       $     728          855,386
   JSG Packaging Term C (g) ..........................      5.664          11/29/14             129          151,645
   JSG Packaging Term C (g) ..........................      5.664          11/29/14             143          167,568
   New York State General Obligation Bond (g) ........     4.635%          09/23/06           6,300        6,300,000
                                                                                                      --------------
TOTAL BANK LOANS
  (cost $7,479,356) ...............................................................                        7,474,599
                                                                                                      --------------
COMMERCIAL PAPER -- 15.8%
   Barclays US .......................................     4.055%          02/06/06           3,900        3,884,162
   Cox Communications, Inc. (cost $2,300,000;
     purchased 07/12/05)(h) ..........................      4.27%          01/17/06           2,300        2,300,000
   Danske Bank A/S (cost $46,888,874;
     purchased 12/14/05)(h)...........................      4.27%          01/03/06          46,900       46,888,874
   HBOS Treasury Services ............................     4.151%          02/02/06           6,100        6,078,360
   Nissan Motor Co. (cost $1,795,127;
     purchased 12/20/05)(h) ..........................      4.43%          01/23/06           1,800        1,795,127
   Rabobank USA ......................................      4.22%          01/03/06          48,900       48,888,345

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B150

              -----------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                                       PRINCIPAL
                                                           INTEREST      MATURITY        AMOUNT          VALUE
                                                             RATE           DATE          (000)         (NOTE 2)
                                                           ---------     ---------      ---------   --------------
SHORT-TERM INVESTMENTS (CONTINUED)
  Skandi Ensk Bank (cost $19,360,521;
    purchased 10/19/05)(h) ...........................       4.07%       01/19/06        $ 19,400   $   19,363,994
  Societe Generale N.A................................       4.29%       01/03/06          48,900       48,888,291
  UBS Finance, Inc....................................       4.09%       01/03/06           1,400        1,399,666
  UBS Finance, Inc....................................       4.09%       01/03/06             100           99,977
  UBS Finance, Inc....................................       4.09%       01/03/06          47,600       47,588,655
  UBS Finance, Inc....................................       3.84%       01/12/06           4,400        4,395,446
  Westpac Bank (cost $46,475,026;
    purchased 11/29/05)(h) ...........................       4.31%       02/28/06          46,800       46,484,045
  Westpac Bank (cost $4,468,177;
     purchased 11/30/05)(h) ..........................      4.308%       03/01/06           4,500        4,469,120
                                                                                                    --------------
TOTAL COMMERCIAL PAPER
  (cost $282,509,152) ...........................................................                      282,524,062
                                                                                                    --------------
FOREIGN TREASURY BILLS -- 5.7%
  Dutch Treasury Certificate (Netherlands) ...........       2.272       02/28/06          20,380       24,043,295
  France Discount Treasury Bill (France) .............       2.248       01/05/06          13,500       15,979,377
  France Discount Treasury Bill (France) .............        Zero       03/23/06           5,110        6,018,241
  France Discount Treasury Bill (France) .............       2.419       05/24/06          22,600       26,499,153
  German Treasury Bill (Germany) .....................       2.196       01/18/06          19,300       22,829,738
  German Treasury Bill (Germany) .....................       2.163       02/15/06           5,700        6,730,315
                                                                                                    --------------
TOTAL FOREIGN TREASURY BILLS
  (cost $103,653,811) ...........................................................                      102,100,119
                                                                                                    --------------
REPURCHASE AGREEMENT -- 1.4%
  U.S. Treasury Repurchase Agreements 3.40%,
    dated 12/30/05, maturing 01/03/06,
    repurchase price $25,107,112
    (Collateralized by U.S. Treasury TIPS, 3.00%,
    par value $21,585,000 market value $25,620,600,
    due 07/15/12) (cost $25,100,000) .................       3.40%       01/03/06          25,100       25,100,000
                                                                                                    --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.2%
  Federal Home Loan Bank .............................       3.35%       01/03/06          48,900       48,890,764
  Federal Home Loan Bank .............................       3.35%       01/03/06          44,000       43,991,811
                                                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (cost $92,882,574) ............................................................                       92,882,575
                                                                                                    --------------
U.S. TREASURY OBLIGATIONS -- 0.3%
  U.S. Treasury Bills (k)(n) .........................       3.70%       03/02/06           2,260        2,245,922
  U.S. Treasury Bills (k)(n) .........................     4.0295%       03/16/06           2,545        2,525,096
  U.S. Treasury Bills (n) ............................     4.0295%       03/16/06              85           84,335
  U.S. Treasury Bills (n) ............................     4.0295%       03/16/06             800          793,743
  U.S. Treasury Bills (n) ............................     4.0295%       03/16/06              20           19,844
                                                                                                    --------------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $5,668,148) .............................................................                        5,668,940
                                                                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B151

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                                       CONTRACTS/        VALUE
                                                                                                        NOTIONAL        (NOTE 2)
                                                                                                       ----------   --------------
SHORT-TERM INVESTMENTS (CONTINUED)

OUTSTANDING OPTIONS PURCHASED -- 0.1%
PUT OPTIONS
   Eurodollar Futures, Strike Price 91.75, Expires 12/18/06 .............................                     385   $        2,406
   Eurodollar Futures, Strike Price 92.00, Expires 12/18/06 .............................                   1,029            6,431
   Eurodollar Futures, Strike Price 93.00, Expires 06/19/06 .............................                     695            4,344
                                                                                                                    --------------
                                                                                                                            13,181
                                                                                                                    --------------
CALL OPTIONS
   Swap 3 Month Libor & Fixed 4.50%, Strike Price 4.50, Expires 06/02/06 ................               1,000,000            4,455
   Swap 3 Month Libor & Fixed 4.500%, Strike Price 4.50, Expires 10/06/06 ...............              20,200,000           52,783
   Swap 3 Month Libor & Fixed 4.75%, Strike Price 4.75, Expires 08/10/06 ................              22,000,000           81,862
   Swap 3 Month Libor & Fixed 4.800%, Strike Price 4.80, Expires 12/28/06 ...............              51,000,000          303,093
   Swap Option on 3 Month LIBOR, expiring 04/06/08 @ 4.50% ..............................              20,000,000           11,100
   Swap option on 3 month libor, expiring 10/06/06 @ 4.50% ..............................              28,000,000           68,460
   Swap option on 3 month libor, expiring 10/12/06 @ 4.25% ..............................              30,000,000           42,900
   Swap Option on 3 Month LIBOR, expiring 10/19/06 @ 4.25% ..............................              10,000,000           14,910
   Swap Option on 3 Month LIBOR, expring 10/18/06 @ 4.50% ...............................              58,000,000          160,776
                                                                                                                    --------------
                                                                                                                           740,339
                                                                                                                    --------------
TOTAL OUTSTANDING OPTIONS PURCHASED
   (cost $1,107,196) ....................................................................                                  753,520
                                                                                                                    --------------

                                                                                                           SHARES
                                                                                                           ------
MONEY MARKET MUTUAL FUND -- 0.4%
   Dryden Core Investment Fund -
      Taxable Money Market Series (cost $7,749,977)(w) ..................................               7,747,977        7,747,977
                                                                                                                    --------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $526,148,214) ..................................................................                              524,251,792
                                                                                                                    --------------
TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN
   AND INVESTMENTS SOLD SHORT--111.8%
   (cost $2,008,083,983; Note 6) ........................................................                            2,002,039,049
                                                                                                                    --------------

                                                                                                       CONTRACTS/
                                                                                                        NOTIONAL
                                                                                                       ----------
OUTSTANDING OPTIONS WRITTEN -- (0.2)%
CALL OPTIONS -- (0.1)%
   Eurodollar Futures, Strike Price 95.50, Expires 09/18/06 .............................                      67          (15,075)
   Swap 3 Month LIBOR & Fixed 4.000%, Strike Price 4.00, Expires 06/02/06 ...............               3,000,000           (1,302)
   Swap 3 Month LIBOR & Fixed 4.540%, Strike Price 4.54, Expires 04/06/11 ...............               9,000,000          (17,523)
   Swap 3 Month LIBOR & Fixed 4.540%, Strike Price 4.54, Expires 10/06/06 ...............              12,000,000          (82,284)
   Swap 3 Month LIBOR & Fixed 4.540%, Strike Price 4.54, Expires 10/06/06 ...............               8,400,000          (57,599)
   Swap 3 Month LIBOR & Fixed 4.780%, Strike Price 4.78, Expires 08/10/06 ...............               9,000,000          (85,590)
   Swap 3 Month LIBOR & Fixed 4.850%, Strike Price 4.85, Expires 12/28/06 ...............              22,000,000         (317,548)
   Swap 3 Month LIBOR & Fixed 4.30%, Strike Price 4.30%, Expires 10/12/06 ...............              13,000,000          (52,117)
   Swap 3 Month LIBOR, expiring 10/18/06 @ 4.56% ........................................              25,000,000         (187,050)
   Swap 3 Month LIBOR, expiring 10/19/06 @ 4.31% ........................................               4,000,000          (16,968)
   U.S. Treasury Note Futures, Strike Price 111, Expire 02/24/06 ........................                     567         (141,750)
                                                                                                                    --------------
                                                                                                                          (974,806)
                                                                                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B152

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                                       CONTRACTS/        VALUE
                                                                                                        NOTIONAL        (NOTE 2)
                                                                                                       ----------    -------------
OUTSTANDING OPTIONS WRITTEN (CONTINUED)

PUT OPTIONS -- (0.1)%
   90 Day LIBOR Futures, Strike Price 95.50, Expires 12/20/06 ...........................                      60   $      (30,324)
   Eurodollar Futures, Strike Price 95.00, Expires 09/18/06 .............................                      54          (17,887)
   Eurodollar Futures, Strike Price 95.00, Expires 12/18/06 .............................                      53          (23,187)
   Eurodollar Futures, Strike Price 95.25, Expires 09/18/06 .............................                     276         (177,675)
   Eurodollar Futures, Strike Price 95.25, Expires 12/18/06 .............................                   1,639       (1,208,762)
   Eurodollar Futures, Strike Price 95.50, Expires 09/18/06 .............................                      67          (70,769)
   Eurodollar Futures, Strike Price 95.50, Expires 12/18/06 .............................                     240         (267,000)
   Swap 6 Month LIBOR & Fixed 4.500%, Strike Price 4.5, Expires 12/20/06 ................              34,100,000         (101,775)
   U.S. Treasury Note Futures, Strike Price 107, Expire 02/24/06 ........................                     575          (89,844)
                                                                                                                    --------------
                                                                                                                        (1,987,223)
                                                                                                                    --------------
TOTAL OUTSTANDING OPTIONS WRITTEN
(premiums received $(3,612,919)) ........................................................                               (2,962,029)
                                                                                                                    --------------

                                                                                                        PRINCIPAL
                                                                                  INTEREST   MATURITY     AMOUNT
                                                                                    RATE       DATE        (000)
                                                                                  --------   --------   ---------
INVESTMENT SOLD SHORT--(0.8)%
FEDERAL NATIONAL MORTGAGE ASSOC.
   Federal National Mortgage Assoc. (proceeds received $(14,463,867))               5.00%       TBA       $15,000      (14,531,250)
                                                                                                                    --------------
TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN AND
   INVESTMENTS SOLD SHORT -- 110.8%
   (cost $1,990,007,197; Note 6) ........................................................                            1,984,545,770
LIABILITIES IN EXCESS OF OTHER ASSETS(u) -- (10.8)% .....................................                             (193,867,290)
                                                                                                                    --------------
NET ASSETS -- 100.0% ....................................................................                           $1,790,678,480
                                                                                                                    ==============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

BRB  Brady Bond

NR   Not Rated by Moodys or Standard & Poor's

TBA  Securities Purchased on a Forward Commitment Basis

TIPS Treasury Inflation Protected Securities

EUR  Euro

*    Non-income producing security.

(d)  Standard & Poor's rating.

(g)  Indicates a security that has been deemed illiquid.

(h) Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribtuion (does not include 144A securities - see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $0. The aggregate market value of $0 is approximately 0% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.

(k) Securities or a portion thereof with an aggregate market value of $8,581,203 have been segregated with the custodian to cover margin requirements for futures contracts open at December 31, 2005.

(n)  Rates shown are the effective yields at purchase date.

(r)  Less than 1,000 par.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B153

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

(u) Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts, interest rate and credit default swaps as follows:

Futures contracts open at December 31, 2005:

                                                                                                                       UNREALIZED
   NUMBER OF                                               EXPIRATION         VALUE AT            VALUE AT            APPRECIATION
   CONTRACTS                   TYPE                           MONTH          TRADE DATE       DECEMBER 31, 2005      (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
LONG POSITIONS:
     445     Euro Bobl .............................         Mar 06         $ 59,419,429        $ 59,484,710           $  65,281
     262     Euro Dollar ...........................         Sep 06           62,531,431          62,329,800            (201,631)
   1,672     Euro Dollar ...........................         Dec 06          397,719,425         397,956,900             237,475
   1,811     Euro Dollar ...........................         Mar 07          431,212,013         431,244,375              32,363
     786     Euro Dollar ...........................         Jun 07          187,238,363         187,195,725             (42,638)
     349     Euro Dollar ...........................         Sep 07           83,098,538          83,118,713              20,175
     187     U.S. Treasury 5 Year Note ..............        Mar 06           19,866,500          19,886,281              19,781
     418     U.S. Treasury 30 Year Note ............         Mar 06           47,066,086          47,730,375             664,289
                                                                                                                       ---------
                                                                                                                       $ 795,095
                                                                                                                       =========

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Forward foreign currency exchange contracts outstanding at December 31, 2005:
PURCHASE CONTRACTS

                                                                                  IN                                   UNREALIZED
SETTLEMENT                                         CONTRACTS TO                EXCHANGE           CONTRACTS           APPRECIATION
MONTH                 TYPE                           RECEIVE                      FOR             AT VALUE           (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
Feb 06            Buy        BRL                      1,240,000              $   553,001         $   524,394            $(28,607)
Feb 06            Buy        CLP                    950,022,000                1,768,871           1,846,172              77,301
Jan 06            Buy        GBP                      3,791,425                6,534,391           6,522,720             (11,671)
Feb 06            Buy        EUR                      1,898,000               22,407,528          22,373,234             (34,294)
Feb 06            Buy        INR                     14,068,000                  304,168             311,554               7,386
Mar 06            Buy        INR                     34,355,000                  778,317             760,163             (18,154)
Jan 06            Buy        JPY                  2,699,269,000               22,920,167          22,919,524                (643)
Jan 06            Buy        KRW                    979,900,000                  960,216             969,642               9,426
Feb 06            Buy        KRW                  1,280,096,000                1,241,832           1,267,168              25,336
Mar 06            Buy        KRW                    590,000,000                  576,118             584,159               8,041
Feb 06            Buy        MXN                     11,478,000                1,051,986           1,072,059              20,073
Mar 06            Buy        MXN                      5,611,000                  505,632             523,081              17,449
Feb 06            Buy        PEN                      2,965,000                  897,365             867,758             (29,607)
Mar 06            Buy        PEN                      1,748,000                  531,954             511,637             (20,317)
Feb 06            Buy        PLZ                      2,777,000                  834,737             854,829              20,092
Mar 06            Buy        PLZ                      1,700,000                  525,990             523,371              (2,619)
Jan 06            Buy        RUB                     12,909,000                  447,917             448,570                 653
Feb 06            Buy        RUB                     29,063,000                1,010,363           1,009,521                (842)
Mar 06            Buy        RUB                     15,287,000                  539,604             530,502              (9,102)
Jan 06            Buy        SGD                        765,000                  466,094             460,520              (5,574)
Feb 06            Buy        SGD                      1,714,000                1,024,035           1,032,798               8,763
Mar 06            Buy        SGD                        854,000                  512,759             515,052               2,293
Mar 06            Buy        SKK                     49,753,000                1,554,917           1,561,109               6,192
Feb 06            Buy        TWD                     26,237,000                  808,739             803,899              (4,840)
Mar 06            Buy        TWD                     16,653,000                  509,265             511,950               2,685
Feb 06            Buy        ZAR                        737,000                  110,678             116,157               5,479
                                                                             ---------------------------------------------------
                                                                             $69,376,644         $69,421,543            $ 44,899
                                                                             ===================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B154

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

SALE CONTRACTS

                                                                                  IN
SETTLEMENT                                         CONTRACTS TO                EXCHANGE           CONTRACTS            UNREALIZED
MONTH                 TYPE                           RECEIVE                      FOR             AT VALUE            DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------------
Jan 06            Sell       CAD                        800,000              $    672,738        $    688,472          $ (15,734)
Jan 06            Sell       EUR                     79,054,000                93,060,875          93,636,065           (575,190)
Feb 06            Sell       EUR                     24,357,000                28,795,629          28,932,193           (136,564)
Jan 06            Sell       JPY                    661,370,000                 5,534,100           5,616,163            (82,063)
                                                                             ---------------------------------------------------
                                                                             $128,063,342        $128,872,893          $(809,551)
                                                                             ---------------------------------------------------

Interest rate swap agreements outstanding at December 31, 2005:

                                                                                                     NOTIONAL         UNREALIZED
                                                                           EXPIRATION                 AMOUNT         APPRECIATION
DESCRIPTION                                                                   MONTH                    (000)        (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
Pay variable rate payments on three month LIBOR-BBA floating rate
  and receive fixed rate payments of 5.00%.(1)                               Jun 08                 $    4,700       $     8,507
Receive fixed rate payments of 5.00% and pay variable rate payments
  on the three month LIBOR-BBA floating rate.(7)                             Jun 11                     23,100           117,237
Receive variable rate payments on three month LIBOR-BBA floating rate
  and pay fixed rate payments of 5.00%.(2)                                   Dec 14                      3,600           (21,007)
Pay variable rate payments on three month LIBOR-BBA floating rate
  and receive fixed rate payments of 5.00%.(7)                               Jun 16                      2,500            30,319
Pay variable rate payments on three month LIBOR-BBA floating rate
  and receive fixed rate payments of 5.00%.(7)                               Dec 35                      5,200            96,442
Pay variable rate payments on the six month LIBOR-BBA floating
  rate and receive fixed rate payments of 2.145%.(5)                         Oct 10        EUR           1,200             9,458
Pay variable rate payments on the six month LIBOR-BBA floating
  rate and receive fixed rate payments of 2.102%.(1)                         Oct 10        EUR           5,300            30,505
Pay variable rate payments on the six month LIBOR-BBA floating
  rate and receive fixed rate payments of 2.090%.(6)                         Oct 10        EUR           1,200             5,140
Receive fixed rate payments of 5.00% and pay variable rate payments
  on the six month LIBOR floating rate.(1)                                   Jun 07        GBP          45,700            87,537
Receive fixed rate payments of 4.50% and pay variable rate payments
  on the six month LIBOR floating rate.(g)(7)                                Sep 09        GBP          24,800           (20,479)
Pay fixed rate payments of 4.00% and receive variable rate payments
  on the six month LIBOR floating rate.(3)                                   Dec 35        GBP           1,700           (11,750)
Receive variable rate payments on the six month LIBOR-BBA floating
  rate and pay fixed rate payments of 2.00%.(4)                              Jun 12        JPY       1,050,000          (454,686)
Receive variable rate payments on the six month LIBOR-BBA floating
  rate and pay fixed rate payments of 2.00%.(5)                              Jun 12        JPY       1,625,000          (706,445)
Receive variable rate payments on the six month LIBOR-BBA floating rate
  and pay fixed rate payments of 2.00%.(2)                                   Jun 12        JPY         130,000           (56,464)
Receive variable rate payments on the six month LIBOR-BBA floating rate
  and pay fixed rate payments of 2.00%.(2)                                   Jun 12        JPY         387,100          (169,655)
                                                                                                                     -----------
                                                                                                                     $(1,055,341)
                                                                                                                     ===========

Broker/Counterparty:
(1) Barclays Bank PLC
(2) Goldman Sachs Capital Markets, L.P.
(3) Merrill Lynch
(4) Morgan Stanley Capital Services, Inc.
(5) UBS AG
(6) BNP Paribas
(7) Lehman Brothers

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B155

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

Credit default swap agreements outstanding at December 31, 2005:

                                                                                                     NOTIONAL          UNREALIZED
                                                                           EXPIRATION                 AMOUNT          APPRECIATION
DESCRIPTION                                                                   MONTH                    (000)         (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Receive a fixed rate equal to 4.70% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor Credit Corp.
  7.0%, due 10/01/13.(g)(2)                                                  Jun 07                   $6,000           $ (44,001)
Receive a fixed rate equal to 3.35% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor Credit Corp.
  7.0%, due 10/01/13.(g)(1)                                                  Jun 06                    5,400             (43,297)
Receive a fixed rate equal to 4.75% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor Credit Corp.
  7.0%, due 10/01/13.(2)                                                     Jun 07                      400              (2,663)
Receive a fixed rate equal to 4.75% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor Credit Corp.
  7.0%, due 10/01/13.(g)(3)                                                  Jun 07                      700              (4,661)
Receive a fixed rate equal to 4.70% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor Credit Corp.
  7.0% due 10/01/13.(g)(2)                                                   Jun 07                    1,500             (11,000)
Receive a fixed rate equal to 1.40% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor Credit Corp.
  7.0%, due 10/01/13.(g)(4)                                                  Sep 06                    6,700            (172,765)
Receive a fixed rate equal to 1.40% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor Credit Corp.
  7.0%, due 10/01/13.(g)(4)                                                  Dec 06                    5,800               6,117
Receive a fixed rate equal to 1.95% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor Credit Corp.
  7.0%, due 10/01/13.(g)(5)                                                  Sep 07                    1,800             (95,222)
Receive a fixed rate equal to 1.90% and the Portfolio will pay to the counterparty at par in the event of default of General Motors Corp.
  6.875%, due 8/28/12.(g)(4)                                                 Sep 06                    3,500             (87,603)
Receive a fixed rate equal to 1.25% and the Portfolio will pay to the counterparty at par in the event of default of General Motors Corp.
  6.875%, due 8/28/12.(g)(2)                                                 Mar 06                      500              (4,229)
Receive a fixed rate equal to 1.35% and the Portfolio will pay to the counterparty at par in the event of default of General Motors
  Acceptance Corp. 6.875%, due 8/28/12.(g)(3)                                Sep 06                    4,000            (115,500)
Receive a fixed rate equal to 0.58% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5%
  due 03/31/30.(g)(4)                                                        Jun 06                    1,200               1,633
                                                                                                                       ---------
                                                                                                                       $(573,191)
                                                                                                                       =========

Broker/Counterparty
(1) ABN AMRO Bank NV
(2) JPMorgan Chase Bank
(3) Lehman Brothers, Inc.
(4) Morgan Stanley Capital Services, Inc.
(5) HSBC

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B156

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
U.S. Government Agency Mortgage-Backed Securities                63.6%
Collateralized Mortgage Obligations                               7.4
Foreign Government Bonds                                          2.5
U.S. Government Agency Obligations                                1.9
Municipal Bonds                                                   1.8
Financial Services                                                1.1
Telecommunications                                                1.0
U.S. Treasury Obligations                                         0.8
Oil & Gas                                                         0.7
Asset-Backed Securities                                           0.5
Money Market Mutual Fund                                          0.4
Automobile Manufacturers                                          0.3
Airlines                                                          0.2
Banking                                                           0.1
Conglomerates                                                     0.1
Financial - Bank & Trust                                          0.1
Insurance                                                         0.1
Petroleum Exploration & Production                                0.1
Rights                                                            0.1
Utilities                                                         0.1
Outstanding Options Written                                      (0.2)
Investment Sold Short                                            (0.8)
Short-Term Investment                                            28.9
                                                                -----
                                                                110.8
Liabililties in excess of other assets                          (10.8)
                                                                -----
                                                                100.0%
                                                                =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B157

                  ---------------------------------------------
                    AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                      MOODY'S                            PRINCIPAL
                                                                      RATINGS     INTEREST    MATURITY    AMOUNT       VALUE
                                                                    (UNAUDITED)     RATE        DATE      (000)       (NOTE 2)
                                                                    -----------   --------    --------   ---------   ---------
LONG-TERM INVESTMENTS -- 61.4%

ASSET-BACKED SECURITIES -- 3.6%
   Advanta Mortgage Loan Trust, Series 1994-4, Class A ...........      Aaa        4.754%     11/25/29    $1,198     $1,199,108
   Aegis Asset Backed Securities Trust, Series 2004-3,
      Class A2A ..................................................      Aaa        4.579%     09/25/34       457        457,071
   Argent Securities Inc., Series 2005-W2, Class A2A .............      Aaa        4.499%     10/25/35     8,573      8,574,632
   Asset Backed Funding Certificates, Series 2005-He2,
      Class A2A ..................................................      Aaa        4.489%     06/25/35     1,054      1,053,686
   Bear Stearns Asset Backed Securities, Inc., Series 2003-3,
      Class A1 ...................................................      Aaa        4.579%     06/15/43       465        464,859
   Centex Home Equity, Series 1999-3, Class A2 ...................      Aaa        4.779%     10/25/30     2,675      2,684,259
   Centex Home Equity, Series 2004-B, Class-AV3 ..................      Aaa        4.579%     03/25/34       495        494,730
   Centex Home Equity, Series 2005-A, Class AV1 ..................      Aaa        4.499%     08/25/27     1,561      1,561,127
   Chase Funding Loan Acquisition Trust, Series 2003-C1,
      Class 2A2 ..................................................      Aaa        4.709%     01/25/33        35         35,102
   Citigroup Mortgage Loan Trust, Inc., Series 2005-He3,
      Class A2A ..................................................      Aaa        4.489%     09/25/35       751        750,560
   Credit Suisse First Boston Mortgage Securities Corp.,
      Series 2001-HE30, Class A2 .................................      Aaa        4.729%     07/25/32       121        120,773
   Credit Suisse First Boston Mortgage Securities Corp.,
      Series 2002-HE1, Class A2 ..................................      Aaa        4.749%     08/25/32       159        159,000
   FannieMae Grantor Trust, Series 2004-T5, Class A14 ............      Aaa         4.47%     05/28/35       849        849,787
   First Franklin Mortgage Loan, Series 2003-FF5, Class A2 .......      Aaa        5.029%     03/25/34       398        398,342
   First NLC Trust, Series 2005-2, Class-AV1 .....................      Aaa        4.489%     09/25/35     1,186      1,186,003
   Fremont Home Loan Trust, Series 2005-A, Class 2A1 .............      Aaa        4.489%     01/25/35        33         32,582
   Home Equity Asset Trust, Series 2005-8, Class 2A1 .............      Aaa        4.489%     02/25/36     6,354      6,354,897
   Home Equity Mortgage Trust, Series 2005-2, Class A2 ...........      Aaa        4.499%     07/25/35     4,911      4,911,735
   Household Mortgage Loan Trust, Series 2003-HC1, Class A .......      Aaa         4.72%     02/20/33       708        707,817
   Long Beach Mortgage Loan Trust, Series 2004-6,
      Class 1A1 ..................................................      AAA(d)     4.579%     11/25/34     3,159      3,160,957
   Long Beach Mortgage Loan Trust, Series 2005-3,
      Class 2A1 ..................................................      Aaa        4.499%     09/25/35     7,698      7,699,052
   Long Beach Mortgage Loan Trust, Series 2005-WL1,
      Class 2A1 ..................................................      Aaa        4.489%     06/30/35     6,244      6,245,379
   Novaster Home Equity Loan, Series 2001-2, Class A2 ............      Aaa        4.709%     09/25/31       202        201,704
   People's Choice Home Loan Securities Trust, Series 2005-2,
      Class 1A1 ..................................................      Aaa        4.489%     05/25/35       722        721,930
   Renaissance Home Equity Loan Trust, Series 2003-3,
      Class A ....................................................      Aaa        4.879%     12/25/33     1,013      1,018,587
   Renaissance Home Equity Loan Trust, Series 2004-3,
      Class AV2A .................................................      Aaa        4.739%     11/25/34     1,123      1,126,654
   Renaissance Home Equity Loan Trust, Series 2005-1,
      Class AF1 ..................................................      Aaa        4.509%     05/25/35     3,458      3,457,934
   Residential Asset Mortgage Products, Inc., Series 2003-RS11,
      Class AIIB .................................................      Aaa        4.709%     12/25/33       485        486,090
   Residential Asset Mortgage Products, Inc., Series 2004-RS9,
      Class AII1 .................................................      Aaa        4.539%     09/25/13     1,259      1,258,757
   Soundview Home Equity Loan Trust, Series 2005-1,
      Class IIA1 .................................................      Aaa        4.499%     04/25/35       331        331,319
   Structured Asset Investment Loan Trust, Series 2004-3,
      Class A5 ...................................................      AAA(d)     4.579%     04/25/34     1,034      1,034,391
   SVO Timeshare Mortgage Corp., Series 2001-AA,
      Class A 144A ...............................................      Aaa         5.47%     10/20/13     1,048      1,047,525

   Wells Fargo Home Equity Trust, Series 2004-2, Class AI1A ......      Aaa        4.549%     02/25/18     1,038      1,037,943
                                                                                                                     ----------
TOTAL ASSET-BACKED SECURITIES
  (cost $60,772,482) .............................................                                                   60,824,292
                                                                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B158

            ---------------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
            ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                         MOODY'S                            PRINCIPAL
                                                                         RATINGS     INTEREST    MATURITY    AMOUNT       VALUE
                                                                       (UNAUDITED)     RATE        DATE       (000)      (NOTE 2)
                                                                       -----------   --------    --------   ---------   ----------
COLLATERALIZED MORTGAGE
OBLIGATIONS -- 10.3%

   AAA Trust, Series 2005-2, Class A1, 144A .........................      Aaa       4.479%      11/26/35    $1,182     $1,182,411
   American Home Mortgage Investment Trust ..........................      Aaa        4.44%      02/25/45     4,144      4,046,815
            Bank of America Mortgage Securities, Series 2002-K,
      Class 2A1 .....................................................     AAA(d)     5.475%      10/20/32     1,172      1,173,870
            Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8,
      Class 2A1 .....................................................      Aaa       4.819%      01/25/34     1,997      1,978,952
   Bear Stearns Alt-A Trust, Series 2003-7, Class IIA2 ..............      Aaa       4.659%      02/25/34       701        701,110
   Bear Stearns Trust, Series 2002-2, Class IIIA ....................      Aaa       6.784%      06/25/31       155        154,210
            Commercial Mortgage Pass-Through Certificate,
      Series 2005-F10A, Class MOA1, 144A ............................      Aaa       4.549%      03/15/20     9,000      8,998,842
            Countrywide Alternative Loan Trust, Series 2003-J3,
      Class 2A1 .....................................................     AAA(d)      6.25%      12/25/33     1,056      1,058,808
   Countrywide Alternative Loan Trust, Series 2005-11Cb 2A8 .........      Aaa        4.50%      06/25/35       909        897,322
   Countrywide Home Loans, Series 2003-J7, Class 4A2 ................     AAA(d)     4.779%      08/25/18       692        695,228
   Countrywide Home Loans, Series 2003-R4, Class 1A3, 144A                 Aaa        6.00%      11/25/26    12,300     12,281,596
   Countrywide Home Loans, Series 2003-R4, Class 2A, 144A ...........      Aaa        6.50%      01/25/34       948        969,934
   Countrywide Home Loans, Series 2004-25, Class 2A1 ................      Aaa       4.719%      02/25/35     3,282      3,275,226
   Countrywide Home Loans, Series 2005-11, Class-3A1 ................      Aaa       4.736%      04/25/35     3,065      3,114,951
   Countrywide Home Loans, Series 2005-3, Class 2A1 .................      Aaa       4.669%      04/25/35     9,386      9,386,396
   Countrywide Home Loans, Series 2005-R2, Class 1AF1, 144A .........      Aaa       4.719%      06/25/35     7,470      7,481,232
            Credit Suisse First Boston USA, Inc., Series 2002,
      Class P-3A, 144A ..............................................      Aaa       4.929%      08/25/33     2,488      2,505,220
            Credit Suisse First Boston USA, Inc., Series 2003-8,
      Class 5A1 .....................................................      Aaa        6.50%      04/25/33       362        363,224
   Fannie Mae, Series 1988-22, Class A ..............................      Aaa       4.324%      08/25/18        14         14,163
   Fannie Mae, Series 1996-39, Class H ..............................      Aaa        8.00%      11/25/23       144        153,288
   Fannie Mae, Series 2003-54, Class TH .............................      Aaa        3.50%      05/25/09       730        726,939
   Fannie Mae, Series 2004-11, Class A ..............................      Aaa       4.499%      03/25/34       766        766,289
   Fannie Mae, Series 2004-41, Class PB .............................      Aaa        3.50%      04/25/17     1,240      1,227,553
            FHLMC Structured Pass Through Securities, Series T-57,
      Class 1A1 .....................................................      Aaa        6.50%      07/25/43     5,020      5,140,192
            FHLMC Structured Pass Through Securities, Series T-59,
      Class 1A2 .....................................................      Aaa        7.00%      10/25/43     2,747      2,860,572
            FHLMC Structured Pass Through Securities, Series T-62,
      Class 1A1 .....................................................      Aaa       4.526%      10/25/44    24,457     24,593,768
            FHLMC Structured Pass Through Securities, Series T-61,
      Class 1A ......................................................      Aaa       4.726%      07/25/44     7,396      7,506,293
            First Republic Mortgage Loan Trust, Series 2002-FRB1,
      Class A .......................................................      Aaa       4.669%      08/15/32     7,289      7,288,734
   Freddie Mac, Series 2538, Class CA ...............................      Aaa        5.00%      04/15/16     2,561      2,548,565
   Freddie Mac, Series 2572, Class HA ...............................      Aaa        5.00%      06/15/13     2,241      2,240,636
   GE Capital Commerical Mortgage Corp., Series 2002-3A Cl-A1 .......     AAA(d)     4.229%      12/10/37     3,304      3,237,308
            GMAC Mortgage Corporation Loan Trust, Series 2004-J4,
      Class A1 ......................................................      Aaa        5.50%      09/25/34     6,979      6,936,036
            Government National Mortgage Assoc., Series 1998-15,
      Class C .......................................................      Aaa        6.50%      06/20/28     3,238      3,350,237
            Greenpoint Mortage Funding Trust, Series 2005-AR2
      Class A1 ......................................................      Aaa       4.609%      06/25/45     2,458      2,454,988
   GSAA Home Equity Trust, Series 2004-CW1 2A1 ......................      Aaa        6.00%      04/01/34    15,676     15,700,508
   GSR Mortgage Loan Trust, Series 2004-7, Class 1A1 ................      Aaa       3.411%      06/01/34     1,063      1,042,805
   GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 ..............      Aaa       4.541%      09/25/35     4,625      4,549,099
   Nomura Asset Securities Corp., Series 1996-Md5 Class A1B                Aaa        7.12%      04/13/39     3,000      3,013,533
   Saco I, Inc., Series 2004-2, Class A2, 144A ......................      Aaa       4.569%      07/25/19       185        184,988
   Small Business Investment Cos., Series 1997-P10B, Class 1               Aaa        7.31%      05/10/07       338        347,533
            Structured Asset Securities Corporation, Series 2005-S5,
      Class A1 ......................................................      Aaa       4.479%      08/25/35     8,280      8,280,056
   Washington Mutual, Series 2002-AR11, Class A1 ....................      Aaa       5.139%      10/25/32     1,393      1,388,580
   Washington Mutual, Series 2002-AR2, Class A ......................      Aaa       4.324%      02/27/34       608        614,348

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B159

            ---------------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
            ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                      MOODY'S                            PRINCIPAL
                                                                      RATINGS     INTEREST    MATURITY    AMOUNT       VALUE
                                                                    (UNAUDITED)     RATE        DATE       (000)      (NOTE 2)
                                                                    -----------   --------    --------   ---------  -----------
COLLATERALIZED MORTGAGE
OBLIGATIONS(CONTINUED)

   Washington Mutual, Series 2003-R1, Class A1 ...................      Aaa       4.649%      12/25/27    $2,256    $ 2,254,518
   Washington Mutual, Series 2005-AR1, Class A1A .................      Aaa       4.699%      01/25/45       241        240,000
   Washington Mutual, Series 2005-AR2, Class 2A1A ................      Aaa       4.689%      01/25/45     3,600      3,601,072
                                                                                                                    -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (cost $172,611,678) ...........................................                                                  172,527,948
                                                                                                                    -----------
CORPORATE BONDS -- 14.1%
AIRLINES -- 0.3%
   United Air Lines, Inc., Pass-Thru Cert., Series 97A ...........       NR        4.09%      03/02/24     2,776      2,775,436
   United Air Lines, Inc., Pass-Thru Cert., Series 01-1 (g) ......       NR       6.932%      03/01/13     1,100      1,004,602
   United Air Lines, Inc., Pass-Thru Cert., Series 01-1 (g) ......       NR       6.831%      03/01/24     1,800      1,274,844
                                                                                                                    -----------
                                                                                                                      5,054,882
                                                                                                                    -----------
AUTOMOBILE MANUFACTURERS -- 1.0%
   DaimlerChrysler NA Holding Co., Co. Gtd. ......................       A3        6.40%      05/15/06     3,610      3,627,902
   DaimlerChrysler NA Holding Co., Co. Gtd. ......................       A3        4.70%      03/07/07     8,980      8,970,823
   DaimlerChrysler NA Holding Co., Notes .........................       A3        4.99%      05/24/06       500        500,642
   DaimlerChrysler NA Holding Co., Notes .........................       A3       4.125%      03/07/07     4,600      4,543,291
                                                                                                                    -----------
                                                                                                                     17,642,658
                                                                                                                    -----------
CABLE TELEVISION -- 0.4%
   Comcast Cable Communications LLC, Sr. Notes ...................      Baa2      6.375%      01/30/06     2,000      2,002,460
   CSC Holdings, Inc., Sr. Notes .................................       B1       7.875%      12/15/07     2,277      2,316,848
   TCI Communications, Inc., Sr. Notes ...........................      Baa2      6.875%      02/15/06     2,500      2,504,642
                                                                                                                    -----------
                                                                                                                      6,823,950
                                                                                                                    -----------
DIVERSIFIED OPERATIONS -- 0.1%
   Tyco International Group SA, Co. Gtd. (Luxembourg) ............      Baa3      6.375%      02/15/06     1,500      1,502,450
                                                                                                                    -----------
ELECTRIC -- 0.3%
   CMS Energy Corp., Sr. Notes ...................................       B1        8.90%      07/15/08     1,900      2,030,625
   PSEG Power LLC, Co. Gtd. ......................................      Baa1      6.875%      04/15/06     2,700      2,713,983
                                                                                                                    -----------
                                                                                                                      4,744,608
                                                                                                                    -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.2%
   Appalachian Power Co., 1st Mortgage ...........................      Baa1       6.80%      03/01/06       400        401,361
   Dominion Resources, Inc., Sr. Notes ...........................      Baa1      4.819%      09/28/07    11,100     11,104,906
   Entergy Gulf States, Inc., 1st Mortgage, 144A .................      Baa3      5.207%      12/08/08     6,300      6,298,627
   Nisource Finance Corp., Co. Gtd. ..............................      Baa3       3.20%      11/01/06     3,115      3,069,951
   Nisource Finance Corp., Co. Gtd. ..............................      Baa3       4.95%      11/23/09     4,300      4,313,480
   Progress Energy, Inc., Sr. Unsec'd. Notes .....................       A3        4.88%      11/14/08     7,400      7,398,231
   Southwestern Public Service Co., Sr. Notes ....................      Baa1      5.125%      11/01/06     2,900      2,902,445
   Virginia Electric & Power Co., Sr. Notes ......................       A3        5.75%      03/31/06     1,900      1,904,298
                                                                                                                    -----------
                                                                                                                     37,393,299
                                                                                                                    -----------
ENTERTAINMENT & LEISURE -- 0.6%
   Time Warner, Inc., Co. Gtd. ...................................      Baa1      6.125%      04/15/06     4,925      4,939,809
   Time Warner, Inc., Notes ......................................      Baa1       8.18%      08/15/07     4,200      4,393,326
                                                                                                                    -----------
                                                                                                                      9,333,135
                                                                                                                    -----------
FINANCIAL - BANK & TRUST -- 1.0%
   HSBC Finance Corp., Sr. Unsec'd Notes .........................       A1       4.621%      09/15/08     7,000      7,005,243
   Riggs Capital Trust, Co. Gtd. .................................       A3       8.625%      12/31/26     3,000      3,219,009
   Riggs Capital Trust II Preferred Securities, Co. Gtd., 144A ...       A3       8.875%      03/15/27       850        920,883
   Riggs Capital Trust II, Co. Gtd. ..............................       A3       8.875%      03/15/27     1,560      1,690,092
   VTB Capital SA, Sr. Notes, 144A (Luxembourg) ..................       A2        5.25%      09/21/07     4,400      4,414,300
                                                                                                                    -----------
                                                                                                                     17,249,527
                                                                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B160

            ---------------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
            ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                      MOODY'S                            PRINCIPAL
                                                                      RATINGS     INTEREST    MATURITY    AMOUNT         VALUE
                                                                    (UNAUDITED)     RATE        DATE       (000)        (NOTE 2)
                                                                    -----------   --------   ---------   ---------    -----------
CORPORATE BONDS (CONTINUED)

FINANCIAL - BROKERAGE -- 0.9%
   Goldman Sachs Group, Inc., Notes ..............................      Aa3       4.425%      08/01/06   $ 8,340      $ 8,344,395
   Goldman Sachs Group, Inc., Notes ..............................      Aa3       4.819%      06/28/10     6,400        6,421,735
                                                                                                                      -----------
                                                                                                                       14,766,130
                                                                                                                      -----------
FINANCIAL SERVICES -- 3.6%
   Bombardier Capital, Inc., Keepwell Agreement, 144A (g) ........       NR        7.09%      03/30/07     1,000        1,001,250
   Citigroup, Inc., Notes ........................................      Aa1       4.559%      12/26/08     3,900        3,898,670
   Ford Motor Credit Co., Notes ..................................       A3       6.875%      02/01/06    12,200       12,173,770
   Ford Motor Credit Co., Notes ..................................      Baa2       4.68%      03/13/07     2,000        1,871,600
   Ford Motor Credit Co., Notes ..................................      Baa2      5.349%      09/28/07     1,400        1,295,025
   Freddie Mac, Notes ............................................      Aaa        4.48%      09/19/08    18,300       18,107,209
   General Motors Acceptance Corp., Notes ........................      Baa2       5.05%      01/16/07     2,900        2,755,273
   General Motors Acceptance Corp., Notes ........................      Baa2       5.22%      03/20/07     3,000        2,833,662
   General Motors Acceptance Corp., Notes ........................      Baa2      5.243%      05/18/06        50           49,064
   Lehman Brothers Holdings, Inc. ................................       A1        4.71%      12/23/10     4,200        4,197,875
   MBNA America Bank NA ..........................................      Baa1       6.50%      06/20/06     2,000        2,015,380
   MBNA Europe Funding PLC, Bank Gtd., 144A
      (United Kingdom)(l) ........................................      Baa1       4.55%      09/07/07     9,800        9,803,626
                                                                                                                      -----------
                                                                                                                       60,002,404
                                                                                                                      -----------
FOOD -- 0.5%
   Heinz (H.J.) Co., Notes, 144A .................................      Baa1      6.428%      12/01/20     5,700        5,855,439
   Kroger Co., Sr. Notes .........................................      Baa2      7.625%      09/15/06     3,000        3,045,357
                                                                                                                      -----------
                                                                                                                        8,900,796
                                                                                                                      -----------
HOTELS & MOTELS -- 0.4%
   Host Marriott Corp., Co. Gtd. Notes ...........................      Ba3        9.25%      10/01/07     2,279        2,404,345
   Mandalay Resort Group, Sr. Notes ..............................      Ba2        6.50%      07/31/09       900          910,125
   Mirage Resorts, Inc., Notes ...................................      Ba2        6.75%      08/01/07       800          811,000
   Mirage Resorts, Inc., Sr. Notes ...............................      Ba2        7.25%      10/15/06       589          597,099
   Park Place Entertainment Corp., Sr. Notes .....................      Ba1        8.50%      11/15/06     1,760        1,806,078
   Park Place Entertainment Corp., Sr. Sub. Notes ................      Ba1       9.375%      02/15/07       500          520,625
                                                                                                                      -----------
                                                                                                                        7,049,272
                                                                                                                      -----------
MEDICAL SUPPLIES & EQUIPMENT -- 0.3%
   HCA, Inc., Notes ..............................................      Ba2       7.125%      06/01/06     4,200        4,234,440
   HCA, Inc., Notes ..............................................      Ba2        5.25%      11/06/08       500          493,412
                                                                                                                      -----------
                                                                                                                        4,727,852
                                                                                                                      -----------
OIL & GAS -- 0.2%
   AmeriGas Partners LP, Sr. Notes ...............................      B2        10.00%      04/15/06     1,500        1,515,000
   Transcontinental Gas Pipe Line Corp., Notes ...................      Ba2        6.25%      01/15/08       750          758,437
   Transcontinental Gas Pipe Line Corp., Notes, 144A .............      Ba2        5.43%      04/15/08     1,000        1,011,750
   Williams Cos., Inc., Notes, 144A ..............................      B1        6.375%      10/01/10       700          699,125
                                                                                                                      -----------
                                                                                                                        3,984,312
                                                                                                                      -----------
PAPER & FOREST PRODUCTS -- 0.2%
   Georgia-Pacific Corp., Notes ..................................      Ba2        7.50%      05/15/06     2,850        2,867,813
                                                                                                                      -----------
RETAIL & MERCHANDISING -- 0.5%
   Delhaize America, Inc., Gtd. Notes ............................      Ba1       7.375%      04/15/06       740          743,864
   JC Penney & Co., Notes ........................................      Ba1        6.50%      12/15/07     2,910        2,960,925
   Safeway, Inc., Sr. Unsec'd. Notes .............................      Baa2       6.15%      03/01/06     4,000        4,001,532
                                                                                                                      -----------
                                                                                                                        7,706,321
                                                                                                                      -----------
TELECOMMUNICATIONS -- 0.7%
   France Telecom SA, Notes (France)(l) ..........................      Baa1       7.20%      03/01/06     2,500        2,510,028
   MCI, Inc., Sr. Notes ..........................................       B2       7.688%      05/01/09     4,470        4,615,275

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B161

            ---------------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
            ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                  MOODY'S                                  PRINCIPAL
                                                                  RATINGS     INTEREST     MATURITY         AMOUNT        VALUE
                                                                (UNAUDITED)     RATE         DATE            (000)       (NOTE 2)
                                                                -----------   --------     ---------      ---------- --------------
CORPORATE BONDS (CONTINUED)

   Sprint Capital Corp., Co. Gtd. ............................      Baa3      7.125%        01/30/06       $  3,187  $    3,192,099
   Sprint Capital Corp., Co. Gtd. ............................      Baa2       4.78%        08/17/06          2,000       1,998,394
                                                                                                                     --------------
                                                                                                                         12,315,796
                                                                                                                     --------------
UTILITIES -- 0.9%
   CMS Energy Corp., Sr. Notes ...............................       B1       9.875%        10/15/07          1,750       1,872,500
   Dominion Resources, Inc., Sr. Notes .......................      Baa1       3.66%        11/15/06          1,400       1,383,565
   Niagara Mohawk Power Corp., Notes .........................       A3        7.75%        05/15/06          4,590       4,639,095
   Ohio Edison Co., Sr. Notes ................................      Baa2       4.00%        05/01/08          1,205       1,175,809
   Ohio Edison Co., Notes, 144A ..............................      Baa2      5.647%        06/15/09            500         508,320
   PSEG Energy Holdings, Notes ...............................      Ba3        7.75%        04/16/07          1,500       1,552,500
   Public Service Enterprise Group, Inc., Notes ..............      Baa2      4.875%        09/21/08          1,700       1,700,644
   TXU Energy Co., Notes .....................................      Baa2       4.92%        01/17/06          3,000       2,999,877
                                                                                                                     --------------
                                                                                                                         15,832,310
                                                                                                                     --------------
TOTAL CORPORATE BONDS
   (cost $239,004,425) .......................................                                                          237,897,515
                                                                                                                     --------------
FOREIGN GOVERNMENT BONDS (l)-- 2.3%
   Republic of Brazil (Brazil) ...............................       B1       11.25%        07/26/07            400         433,800
   Republic of Brazil (Brazil) ...............................       B1      5.1875%        04/15/09            969         964,390
   Republic of Brazil (Brazil) ...............................       B1      10.271%        06/29/09          1,000       1,155,000
   Republic of Brazil (Brazil) ...............................       B1       12.00%        04/15/10            700         851,200
   Republic of Brazil (Brazil) ...............................       B1       11.00%    01/11/12-08/17/40     2,665       3,297,185
   Republic of Brazil (Brazil) ...............................       B1        5.25%        04/15/12            306         302,064
   Republic of Brazil (Brazil) (BRB) .........................       B2      5.1875%        04/15/06            912         911,462
   Republic of Brazil (Brazil) (BRB) .........................      Ba3        5.25%    04/15/09-04/15/12    14,247      14,084,321
   Republic of Brazil (Brazil) (BRB) .........................       B2        8.00%        01/15/18          1,377       1,376,608
   Republic of Panama (Panama) ...............................      Ba1       9.625%        02/08/11          3,000       3,502,500
   Republic of Panama (Panama) ...............................      Ba1       9.375%        07/23/12          1,000       1,170,000
   Republic of Panama (Panama) ...............................      Ba1       8.875%        09/30/27            900       1,071,000
   Republic of Peru (Peru) ...................................      Ba3       9.125%    01/15/08-02/21/12     2,375       2,645,938
   Republic of Peru (Peru) ...................................      Ba3       9.875%        02/06/15          1,000       1,200,000
   Republic of Peru (Peru) ...................................      Ba3        5.00%        03/07/17            451         435,944
   Republic of South Africa (South Africa) ...................      Baa1      9.125%        05/19/09          2,650       2,971,312
   Russian Federation (Russia) (Russia) ......................      Baa3       8.25%        03/31/10          1,250       1,330,500
   United Mexican States (Mexico) ............................      Baa1     11.375%        09/15/16            150         220,500
   United Mexican States (Mexico) ............................      Baa1      8.125%        12/30/19            850       1,043,375
                                                                                                                     --------------
TOTAL FOREIGN GOVERNMENT BONDS
  (cost $35,871,840) .........................................                                                           38,967,099
                                                                                                                     --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 17.2%
   Federal Home Loan Mortgage Corp. ..........................                6.097%        12/01/26             74          75,644
   Federal Home Loan Mortgage Corp. ..........................                5.376%        07/01/29            278         285,983
   Federal Home Loan Mortgage Corp. ..........................                 6.00%    08/01/29-04/01/33     7,593       7,669,109
   Federal Home Loan Mortgage Corp. ..........................                 8.50%        01/01/25            431         464,977
   Federal National Mortgage Assoc. ..........................                 5.00%        12/01/19             39          38,267
   Federal National Mortgage Assoc. ..........................                 4.08%        05/01/25             56          56,330
   Federal National Mortgage Assoc. ..........................                4.544%        04/01/32             84          84,656
   Federal National Mortgage Assoc. ..........................                4.839%        03/01/17            357         359,826
   Federal National Mortgage Assoc. ..........................                 5.00%    10/01/17-10/01/20    70,583      69,831,910
   Federal National Mortgage Assoc. ..........................                5.014%        04/01/24            137         138,158
   Federal National Mortgage Assoc. ..........................                5.125%        01/01/25             19          19,689
   Federal National Mortgage Assoc. ..........................                 5.50%    12/01/34-12/01/35   129,298     203,394,185
   Federal National Mortgage Assoc. ..........................                5.774%        12/01/29            123         125,953
   Federal National Mortgage Assoc. ..........................                 6.00%    04/01/12-11/01/17     2,556       3,633,042

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B162

            ---------------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
            ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                                          PRINCIPAL
                                                                          INTEREST       MATURITY           AMOUNT        VALUE
                                                                            RATE           DATE              (000)       (NOTE 2)
                                                                          --------       ---------        ---------  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

   Government National Mortgage Assoc. ...............................     4.125%        11/20/29        $   562     $      566,429
   Government National Mortgage Assoc. ...............................     4.375%    05/20/24-06/20/26       638            640,828
   Government National Mortgage Assoc. ...............................      4.75%    07/20/17-07/20/24       154            154,840
   Government National Mortgage Assoc. ...............................      6.50%    04/15/26-06/15/29       317            331,925
   Government National Mortgage Assoc. ...............................      7.00%    01/15/24-08/15/25        98            102,932
   Government National Mortgage Assoc. ...............................      8.00%    06/20/30-01/20/32     1,628          1,734,062
   Government National Mortgage Assoc. ...............................      8.50%    10/15/29-01/15/31       460            497,632
                                                                                                                     --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
   (cost $292,676,990) ...............................................                                                  290,206,377
                                                                                                                     --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.9%
   Federal Home Loan Bank ............................................      2.30%        03/30/09          2,000          2,004,682
   Federal Home Loan Bank ............................................      3.00%        07/17/08          1,000            981,099
   Federal Home Loan Bank ............................................     3.125%        08/25/08          1,715          1,695,912
   Federal Home Loan Bank ............................................      3.15%        08/13/07          2,680          2,614,386
   Federal Home Loan Bank ............................................      3.50%    10/22/07-03/17/09     7,000          6,824,703
   Federal Home Loan Bank ............................................      4.36%        06/13/06         41,900         41,896,564
   Federal National Mortgage Assoc. ..................................     4.268%        05/22/06         64,700         64,687,125
   Federal National Mortgage Assoc. ..................................     4.325%        09/07/06         28,000         27,997,452
   Federal National Mortgage Assoc. ..................................     4.376%        09/22/06         18,200         18,195,741
                                                                                                                     --------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (cost $166,816,582) ...............................................                                                  166,897,664
                                                                                                                     --------------
U.S. TREASURY OBLIGATIONS -- 3.9%
   U.S. Treasury Notes ...............................................      3.50%        12/15/09         49,970         48,414,284
   U.S. Treasury Notes ...............................................      4.00%        03/15/10         17,500         17,249,120
                                                                                                                     --------------
TOTAL U.S. TREASURY OBLIGATIONS
   (cost $66,965,006) ................................................                                                   65,663,404
                                                                                                                     --------------

                                                                                                        SHARES
                                                                                                     -----------
PREFERRED STOCK -- 0.1%
FINANCIAL SERVICES -- 0.1%
  Fannie Mae, 7.00% (cost $1,305,000) ................................                                    26,100          1,422,450
                                                                                                                     --------------

                                                                                                         UNITS
                                                                                                     -----------
RIGHTS*
   United Mexican States Value Recovery Rights Series D (Mexico)                                       5,500,000            113,025
   United Mexican States Value Recovery Rights Series E (Mexico)                                       5,500,000            144,375
                                                                                                                     --------------
TOTAL RIGHTS
   (cost $0) .........................................................                                                      257,400
                                                                                                                     --------------

                                                                                                       NUMBER
                                                                                                         OF
                                                                                                      CONTRACTS
                                                                                                     -----------
CALL OPTIONS
   Swap 3 Month LIBOR & Fixed 4.50%, Strike Price 4.50,
     Expires 04/06/08 ................................................                                23,400,000             12,987
   Swap 3 Month LIBOR & Fixed 4.50%, Strike Price 4.50,
     Expires 10/06/06 ................................................                                31,600,000             77,262
   Swap 3 Month LIBOR & Fixed 4.50%, Strike Price 4.50,
     Expires 10/06/06 ................................................                                54,700,000            142,931
                                                                                                                     --------------
TOTAL CALL OPTIONS
   (cost $515,210) ...................................................                                                      233,180
                                                                                                                     --------------
TOTAL LONG-TERM INVESTMENTS
   (cost $1,036,539,213) .............................................                                                1,034,897,329
                                                                                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B163

            ---------------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
            ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                                         PRINCIPAL
                                                                             INTEREST     MATURITY        AMOUNT         VALUE
                                                                               RATE         DATE          (000)         (NOTE 2)
                                                                             --------     --------       ----------  -------------
SHORT-TERM INVESTMENTS -- 43.3%

BANK LOAN -- 0.1%
   OAO Rosneft (g) .....................................................       1.00%       12/30/08      $  1,200    $   1,195,122
                                                                                                                     -------------
COMMERCIAL PAPER -- 25.9%
   Bank of Ireland (cost $46,104,213; purchased 12/05/05)(h) ...........       4.33%       02/23/06        46,400       46,113,074
   Cox Communications, Inc. (cost $2,259,000; purchased
      07/12/05)(h) .....................................................       4.27%       01/17/06         2,259        2,259,000
   Danske Bank A/S (cost $46,388,993; purchased 12/14/05)(h)                   4.27%       01/03/06        46,400       46,388,993
   Den Norkse Bank ASA .................................................      4.162%       02/03/06        42,300       42,143,737
   HBOS Treasury Services ..............................................      4.165%       02/03/06        45,300       45,134,791
   Ixis Corp. (cost $32,949,574; purchased 11/07/05)(h) ................      4.192%       02/09/06        33,100       32,953,443
   Ixis Corp. (cost $15,983,512; purchased 11/10/05)(h) ................       4.27%       03/03/06        16,100       15,985,537
   Nissan Motor Co. (cost $2,393,503; purchased 12/20/05)(h) ...........       4.43%       01/23/06         2,400        2,393,503
   Progress Energy, Inc. ...............................................       4.63%       04/28/06         4,300        4,237,363
   San Paolo IMI Bank International ....................................       4.22%       02/10/06        45,700       45,490,641
   Skandi Ensk Bank (cost $1,899,159; purchased 10/05/05)(h) ...........      4.015%       01/05/06         1,900        1,899,344
   Skandi Ensk Bank (cost $2,490,444; purchased 11/03/05)(h) ...........       4.17%       02/03/06         2,500        2,490,765
   Societe Generale N.A. ...............................................      4.289%       01/03/06        46,000       45,988,985
   UBS Finance, Inc. ...................................................       4.30%       01/03/06         3,300        3,299,212
   UBS Finance, Inc. ...................................................      4.086%       01/03/06        46,400       46,388,941
   UBS Finance, Inc. ...................................................       3.96%       01/27/06           600          598,316
   Virginia Electric Power .............................................      4.478%       01/10/06           700          699,214
   Westpac Bank (cost $46,077,804; purchased 11/29/05)(h) ..............       4.31%       02/28/06        46,400       46,086,745
   Westpac Bank (cost $4,666,762; purchased 11/30/05)(h) ...............      4.308%       03/01/06         4,700        4,667,748
                                                                                                                     -------------
                                                                                                                       435,219,352
                                                                                                                     -------------
FOREIGN GOVERNMENT BONDS -- 4.2%
   Dutch Government Treasury Bills (Netherlands)(n) ....................      2.243%       01/31/06    EUR 36,370       42,983,314
   France Government Treasury Bills (France)(n) ........................      2.283%       02/09/06    EUR 23,000       27,164,218
                                                                                                                     -------------
                                                                                                                        70,147,532
                                                                                                                     -------------
U.S. GOVERNMENT AGENCY OBLIGATION -- 2.4%
   Federal Home Loan Bank ..............................................       3.35%      01/03/06         40,000       39,992,444
                                                                                                                     -------------
U.S. TREASURY OBLIGATION -- 0.2%
   U.S. Treasury Bills (k)(n) ..........................................       3.70%      03/02/06          3,000        2,981,313
                                                                                                                     -------------
REPURCHASE AGREEMENTS -- 8.4%
   Repurchase Agreement 3.25%, dated 12/30/05, maturing
      01/03/06, repurchase price $8,002,889 (Collateralized by
      U.S. Treasury Bills, 4.00%, par value $8,225,000, market
      value $8,162,572, due 03/09/06) ..................................       3.25%      01/03/06          8,000        8,000,000
   Repurchase Agreement 3.35%, dated 12/30/05, maturing
      01/03/06, repurchase price $100,037,222 (Collateralized by
      U.S. Treasury STRIPs, 4.66%, par value $82,232,000, market value $83,880,000, due 11/15/24, and 4.60%, par value
      $17,648,000, market value $17,953,813, due 08/15/29) .............       3.35%      01/03/06        100,000      100,000,000
  Repurchase Agreement 3.40%, dated 12/30/05, maturing
      01/03/06, repurchase price $12,804,836 (Collateralized by
      U.S. Treasury Notes, 3.875%, par value $13,258,000 market
      value, $13,071,205, due 05/15/10) ................................       3.40%      01/03/06         12,800       12,800,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B164

            ---------------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
            ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                                        PRINCIPAL
                                                                             INTEREST     MATURITY       AMOUNT         VALUE
                                                                               RATE         DATE         (000)         (NOTE 2)
                                                                            ---------     --------      ---------   --------------
SHORT-TERM INVESTMENTS (CONTINUED)

   Repurchase Agreement 3.40%, dated 12/30/05, maturing
      01/03/06, repurchase price $21,308,047 (Collateralized by
      U.S. Treasury Inflation Index, 3.00%, par value $18,315,000,
      market value $21,739,230, due 07/15/12) ...........................      3.40%      01/03/06       $ 21,300   $   21,300,000
                                                                                                                    --------------
TOTAL REPURCHASE AGREEMENTS .............................................                                              142,100,000
                                                                                                                    --------------

                                                                                                          SHARES
                                                                                                       ----------
MONEY MARKET MUTUAL FUND -- 2.1%
   Dryden Core Investment Fund - Taxable Money Market Series
      (cost $35,521,318) (w) ............................................                              35,521,318       35,521,318
                                                                                                                    --------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $727,398,605) ..................................................                                              727,157,081
                                                                                                                    --------------
TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN -- 104.7%
   (cost $1,763,937,818; Note 6) ........................................                                            1,762,054,410
                                                                                                                    --------------

                                                                                                        NUMBER
                                                                                                          OF
                                                                                                       CONTRACTS
                                                                                                       ----------
OUTSTANDING OPTIONS WRITTEN
CALL OPTIONS
   Swap 3 Month LIBOR & Fixed 4.50%, Strike Price 4.54, Expires 04/06/11                               10,000,000          (19,470)
   Swap 3 Month LIBOR & Fixed 4.50%, Strike Price 4.54, Expires 10/06/06                               13,500,000          (92,569)
   Swap 3 Month LIBOR & Fixed 4.54%, Strike Price 4.54, Expires 10/06/06                               23,500,000         (161,140)
   U.S. Treasury Note Futures, Strike Price 111, Expires 02/24/06                                             300          (75,000)
   U.S. Treasury Note Futures, Strike Price 113, Expires 05/26/06                                             147          (36,750)
                                                                                                                    --------------
TOTAL CALL OPTIONS
   (premium received $(591,879) .........................................                                                 (384,929)
                                                                                                                    --------------
PUT OPTIONS
   U.S. Treasury Note Futures, Strike Price 104, Expires 05/26/06                                             147          (22,969)
   U.S. Treasury Note Futures, Strike Price 106, Expires 02/24/06                                             300          (23,437)
                                                                                                                    --------------
TOTAL PUT OPTIONS
   (premium received $(152,110) .........................................                                                  (46,406)
                                                                                                                    --------------
TOTAL OUTSTANDING OPTIONS WRITTEN
   (premium received $(743,989) .........................................                                                 (431,335)
                                                                                                                    --------------
TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN--104.7%
   (cost $1,763,193,829; Note 6) ........................................                                            1,761,623,075
LIABILITIES IN EXCESS OF OTHER ASSETS(u) -- (4.7)% ......................                                              (78,384,020)
                                                                                                                    --------------
NET ASSETS -- 100.0% ....................................................                                           $1,683,239,055
                                                                                                                    ==============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

BRB  Brady Bond

EUR  Euro

NR   Not Rated by Moodys or Standard & Poor's

TBA  Securities Purchased on a Forward Commitment Basis

*    Non-income producing security.

(c)  Indicates a variable rate security.

(d)  Standard & Poor's rating.

(g)  Indicates a security that has been deemed illiquid.

(h) Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribtuion (does not include 144A securities - see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $201,212,964. The aggregate market value of $201,238,152 is approximately 12% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.

(k) Securities or a portion thereof with an aggregate market value of $2,981,313 have been segregated with the custodian to cover margin requirements for futures contracts open at December 31, 2005.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B165

                 --------------------------------------------------------
                   AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
                 --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

(l)   US$ Denominated Foreign Bonds.
(n)   Rates shown are the effective yields at purchase date.
(u) Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts, interest rate and credit default swaps as follows:

NUMBER OF                                       EXPIRATION          VALUE AT          VALUE AT             UNREALIZED
CONTRACTS                TYPE                     MONTH            TRADE DATE       JUNE 30,2005         (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
LONG POSITIONS:
    69       Euro Dollar .....................   Mar 06          $  16,476,338      $  16,426,313          $   (50,025)
   725       Euro Dollar .....................   Jun 06            173,809,688        172,468,438           (1,341,250)
 1,432       Euro Dollar .....................   Sept 06           341,100,225        340,672,800             (427,425)
                                                                                                           -----------
                                                                                                           $(1,818,700)
                                                                                                           ===========

Forward foreign currency exchange contracts outstanding at December 31, 2005:
PURCHASE CONTRACT

                                                                       IN                                    UNREALIZED
SETTLEMENT                                      CONTRACTS TO         EXCHANGE          CONTRACTS            APPRECIATION
MONTH                   TYPE                      RECEIVE              FOR              AT VALUE           (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
Jan 06               Buy   EUR                        903,000     $ 1,070,372         $ 1,069,057             $(1,315)
Jan 06               Buy   JPY                  1,889,463,000      16,042,201          16,043,808               1,607
                                                                  -------------------------------------------------------
                                                                  $17,112,573         $17,112,865                $292
                                                                  =======================================================

SALE CONTRACT

                                                                       IN
SETTLEMENT                                      CONTRACTS TO         EXCHANGE          CONTRACTS             UNREALIZED
MONTH                   TYPE                      DELIVER              FOR              AT VALUE            DEPRECIATION
------------------------------------------------------------------------------------------------------------------------
Jan 06              Sell   EUR                  59,534,000       $69,873,388         $70,557,827             $(684,439)
                                                                 =======================================================

Interest rate swap agreements outstanding at December 31, 2005:

                                                                                     NOTIONAL         UNREALIZED
                                                                 EXPIRATION           AMOUNT         APPRECIATION
DESCRIPTION                                                         MONTH             (000)         (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
Pay variable rate payments on the three month LIBOR-BBA
floating rate and receive fixed rate payments of 5.00%.(1)          Jun 08           $ 73,400           $ 140,833

Pay variable rate payments on the three month LIBOR-BBA
floating rate and receive fixed rate payments of 5.00%.(2)          Jun 08            244,700             468,908

Pay variable rate payments on the three month LIBOR-BBA
floating rate and receive fixed rate payments of 5.00%.(3)          Jun 08            693,600              40,542

Receive variable rate payments on the three month LIBOR-BBA
floating rate andpay fixed rate payments of 5.00%.(3)               Jun 08            164,600            (545,777)

Pay variable rate payments on the three month LIBOR-BBA
floating rate and receive fixed rate payments of 5.00%.(4)          Jun 08             52,500              95,032
                                                                                                        ---------
                                                                                                        $ 199,538
                                                                                                        =========

Brokers/Counterparties
(1) Morgan Stanley Capital Services, Inc.
(2) Goldman Sachs Capital Markets, L.P.
(3) UBS AG
(4) Barclays Bank PLC

Credit default swap agreements outstanding at December 31, 2005:

                                                                                    NOTIONAL           UNREALIZED
                                                                  EXPIRATION         AMOUNT           APPRECIATION
DESCRIPTION                                                          MONTH            (000)          (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
Receive a fixed rate equal to 1.80% and the Portfolio will
pay to the counterparty at par in the event of default of
General Motors Acceptance Corp.6.875%, due 08/28/12.(2)             Sep 06           $2,400              $(61,748)

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B166

                 --------------------------------------------------------
                   AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
                 --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                     NOTIONAL           UNREALIZED
                                                                   EXPIRATION         AMOUNT           APPRECIATION
DESCRIPTION                                                          MONTH             (000)          (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
Receive a fixed rate equal to 1.70% and the Portfolio will
pay to the counterparty at par in the event of default of
General Motors Acceptance Corp. 6.875%, due 08/28/12.(2)             Sep 06           $4,600            $(121,567)

Receive a fixed rate equal to 0.58% and the Portfolio will
pay to the counterparty at par in the event of default of
Russian Federation 5.0% due 03/31/30.(2)                             Jun 06            1,500                2,041

Receive a fixed rate equal to 1.750% and the Portfolio will
pay to the counterparty at par in the event of default of
General Motors Acceptance Corp. 6.875%, due 08/28/12.(3)             Sep 06            3,500              (91,273)

Receive a fixed rate equal to 0.720% and the Portfolio will
pay to the counterparty at par in the event of JSC GAZPROM
LOAN PARTICIPATION NOTES: 10.5%, due 10/21/09; 7.8%, due 9/27/10;
9.625%, due 3/1/13; 5.875%, due 6/1/15;8.625%, due 4/28/14.(1)       Apr 06            6,290                5,116
                                                                                                        ---------
                                                                                                        $(267,431)
                                                                                                        =========

Broker/Counterparty
(1) Credit Suisse First Boston
(2) Morgan Stanley Capital Services, Inc.
(3) Goldman Sachs Capital Markets, L.P.
(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liablilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

INDUSTRY
--------
U.S. Government Agency Mortgage-Backed Securities                17.2%
Collateralized Mortgage Obligations                              10.3
U.S. Government Agency Obligations                                9.9
U.S. Treasury Obligations                                         3.9
Financial Services                                                3.7
Asset-Backed Securities                                           3.6
Foreign Government Bonds                                          2.3
Electronic Components & Equipment                                 2.2
Money Market Mutual Fund                                          2.1
Automobile Manufacturers                                          1.0
Financial - Bank & Trust                                          1.0
Financial - Brokerage                                             0.9
Utilities                                                         0.8
Telecommunications                                                0.7
Entertainment & Leisure                                           0.6
Food                                                              0.5
Retail & Merchandising                                            0.5
Cable Television                                                  0.4
Hotels & Motels                                                   0.4
Airlines                                                          0.3
Electric                                                          0.3
Medical Supplies & Equipment                                      0.3
Oil & Gas                                                         0.2
Paper & Forest Products                                           0.2
Diversified Operations                                            0.1
Preferred Stock                                                   0.1
Short-Term Investments                                           41.2
                                                                -----
                                                                104.7
Liabilities in excess of other assets                            (4.7)
                                                                -----
                                                                100.0%
                                                                =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B167

                 ----------------------------------------------
                           AST MONEY MARKET PORTFOLIO
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                                   PRINCIPAL
                                                                      INTEREST        MATURITY      AMOUNT              VALUE
                                                                        RATE            DATE         (000)             (NOTE 2)
                                                                       ------         --------      -------         ------------
COMMERCIAL PAPER -- 56.8%
  Alliance & Leicester PLC (cost $55,077,617;
     purchased 10/11/2005) (h) ...................................      4.12%         02/13/06      $55,350         $ 55,077,617
  Amsterdam Funding Corp. (cost $23,335,416;
     purchased 12/21/2005) (h) ...................................      4.32%         01/24/06       23,400           23,335,416
  ANZ National (International) Ltd. 144A (cost $49,554,500;
     purchased 09/22/2005) (h) ...................................      3.96%         03/23/06       50,000           49,554,500
  Bank of Ireland (cost $7,639,202; purchased 12/30/2005) (h) ....      4.30%         01/27/06        7,663            7,639,202
  Bank of Ireland 144A (cost $51,908,776; purchased
     07/14/2005) (h) .............................................     3.715%         01/18/06       52,000           51,908,776
  Barton Capital Corp. (cost $3,987,578; purchased
     12/12/2005) (h) .............................................      4.30%         01/27/06        4,000            3,987,578
  CBA (Delaware) Finance .........................................      4.00%         05/16/06       15,000           14,775,000
  Daimler Chrysler Rev Auto ......................................      4.30%         01/09/06       35,841           35,806,752
  DNB Nor Bank ASA ...............................................      3.94%         02/28/06       50,000           49,682,611
  Dover Corp. (cost $6,946,081; purchased 12/30/2005) (h) ........      4.26%         01/30/06        6,970            6,946,081
  Dresdner .......................................................      4.40%         02/21/06       20,000           19,875,333
  Falcon Asset Securities Corp. (cost $19,756,009;
     purchased 12/07/2005) (h) ...................................      4.30%         01/12/06       19,782           19,756,009
  Falcon Asset Securities Corp. (cost $24,943,000;
     purchased 12/12/2005) (h) ...................................      4.32%         01/20/06       25,000           24,943,000
  Falcon Asset Securities Corp. (cost $4,986,104;
     purchased 12/23/2005) (h) ...................................      4.35%         01/24/06        5,000            4,986,104
  Falcon Asset Securities Corp. (cost $5,982,720;
     purchased 12/20/2005) (h) ...................................      4.32%         01/25/06        6,000            5,982,720
  Falcon Asset Securities Corp. (cost $19,928,667;
     purchased 12/30/2005) (h) ...................................      4.28%         01/31/06       20,000           19,928,667
  Greenwich Capital Holdings Corp. ...............................      4.32%         05/11/06       45,000           45,000,000
  HSBC ...........................................................      4.28%         02/01/06       75,000           74,723,583
  Irish Life and Permanent Corp. (cost $42,198,364;
     purchased 12/20/2005) (h) ...................................     4.425%         03/17/06       42,591           42,198,364
  Long Lanne Master Trust (cost $9,961,689;
     purchased 12/08/2005) (h) ...................................      4.31%         02/02/06       10,000            9,961,689
  Nationwide Building Society (cost $49,892,333;
     purchased 10/19/2005) (h) ...................................      4.08%         01/20/06       50,000           49,892,333
  Network Rail Infrastructure ....................................      4.03%         02/06/06       50,000           49,798,500
  Nordea North America, Inc. .....................................      4.03%         01/17/06       55,000           54,901,489
  Old Line Funding Corp. (cost $26,536,251; purchased
     12/30/2005) (h) .............................................      4.28%         01/12/06       26,571           26,536,251
  Old Line Funding Corp. (cost $4,819,273; purchased
     12/13/2005) (h) .............................................      4.31%         01/23/06        4,832            4,819,273
  Preferred Recievable Funding Corp. (cost $19,954,400;
     purchased 12/20/2005) (h) ...................................      4.32%         01/20/06       20,000           19,954,400
  Preferred Recievable Funding Corp. (cost $60,185,633;
     purchased 12/22/2005) (h) ...................................      4.32%         01/27/06       60,374           60,185,633
  Sheffield Receivables (cost $27,178,263; purchased
     12/05/2005) (h) .............................................     4.275%         01/17/06       27,230           27,178,263
  Sheffield Receivables (cost $7,478,811; purchased
     12/07/2005) (h) .............................................      4.28%         01/27/06        7,502            7,478,811
  Swedish National Housing Finance 144A (cost $49,585,417;
     purchased 08/25/2005) (h) ...................................      3.98%         03/17/06       50,000           49,585,417
  UBS Finance, Inc. ..............................................      4.28%         01/30/06        4,700            4,683,795
  United Health Group, Inc. (cost $9,965,200; purchased
     12/09/2005) (h) .............................................      4.32%         01/30/06       10,000            9,965,200
                                                                                                                    ------------
                                                                                                                     931,048,367
                                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B168

                 ----------------------------------------------
                     AST MONEY MARKET PORTFOLIO (CONTINUED)
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                                   PRINCIPAL
                                                                      INTEREST        MATURITY      AMOUNT              VALUE
                                                                        RATE            DATE         (000)             (NOTE 2)
                                                                      --------       ---------     ---------       --------------
CERTIFICATES OF DEPOSIT -- 14.8%
  BNP Paribas NY Branch (c) ......................................     4.308%         06/19/06      $40,000        $   39,995,852
  Credit Issue (c) ...............................................      4.33%         01/17/06       25,000            25,000,000
  Dexia Bank NY (c) ..............................................      4.33%         01/02/06       28,000            28,000,010
  Goldman Sachs Group, Inc.(c) ...................................      4.70%         03/21/06       25,000            25,012,496
  Lehman Brothers Holdings, Inc.(c) ..............................     4.114%         06/02/06       18,000            18,007,082
  Unicredito Italiano New York (c) ...............................     4.224%         03/02/06       43,000            42,995,633
  Wells Fargo Bank (c) ...........................................      4.30%         01/25/06       23,700            23,699,992
  Wells Fargo Bank (c) ...........................................      4.30%         01/25/06       40,000            40,000,000
                                                                                                                   --------------
                                                                                                                      242,711,065
                                                                                                                   --------------
CORPORATE BONDS -- 14.2%
  American Express Credit Corp.(c) ...............................     4.391%         01/05/07       17,800            17,821,820
  American General Finance 144A (c)(g) ...........................     4.369%         01/15/07        5,000             5,000,000
  American Honda Finance Corp.(c)(g) .............................     4.362%         08/11/06       20,000            20,007,616
  American Honda Finance Corp.(c)(g) .............................     4.413%         11/22/06       15,000            15,008,909
  FleetBoston Financial Corp.(c) .................................     4.875%         12/01/06       15,965            15,975,619
  Goldman Sachs Group, Inc.(c) ...................................     4.255%         01/09/07       45,704            45,773,466
  HBOS Treasury Services PLC 144A (c)(g) .........................     4.153%         01/12/06       18,000            18,000,270
  Merrill Lynch & Co., Inc.(c) ...................................     4.651%         12/22/06       11,500            11,518,506
  Morgan Stanley (c) .............................................     4.263%         01/12/07       27,938            27,980,102
  Nationwide Building Society 144A (c)(g) ........................     4.331%         03/07/06        5,000             5,000,000
  Northern Rock PLC 144A (c)(g) ..................................     4.224%         10/20/06       50,000            50,026,792
                                                                                                                   --------------
                                                                                                                      232,113,100
                                                                                                                   --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.0%
  Federal Home Loan Mortgage Disc. Notes .........................      4.10%         04/11/06       50,000            49,430,556
  Federal National Mortgage Association Disc. Notes ..............      4.05%         04/05/06       50,000            49,471,250
                                                                                                                   --------------
                                                                                                                       98,901,806
                                                                                                                   --------------
YANKEE CERTIFICATE OF DEPOSIT -- 3.0%
  Royal Bank of Scotland NY ......................................      3.78%         03/06/06       50,000            49,973,023
                                                                                                                   --------------
TOTAL INVESTMENTS--94.8%
  (cost $1,554,747,361; Note 6) + .........................................................                         1,554,747,361
OTHER ASSETS IN EXCESS OF LIABILITIES -- 5.2% .............................................                            84,893,067
                                                                                                                   --------------
NET ASSETS -- 100.0%                                                                                               $1,639,640,428
                                                                                                                   ==============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

+ The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(h) Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities - see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $581,801,304. The aggregate market value of $581,801,304 is approximately 35% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.

(g)    Indicates a security that has been deemed illiquid.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B169

                 ----------------------------------------------
                     AST MONEY MARKET PORTFOLIO (CONTINUED)
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005 was as follows:

INDUSTRY
--------
Finance                                                        22.8%
Special Purpose                                                15.8
Certificates of Deposit                                        14.8
Bank                                                           14.5
Corporate Obligations                                          14.2
US Government Agency                                            6.0
Yankee CD                                                       3.0
Insurance                                                       2.7
Medical                                                         0.6
Manufacturing                                                   0.4
                                                              -----
                                                               94.8
Other assets in excess of liabilities                           5.2
                                                              -----
                                                              100.0%
                                                              =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B170

                 ----------------------------------------------
                   AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                                    SHARES         (NOTE 2)
                                                                   -------       -----------
LONG-TERM INVESTMENTS -- 97.5%

AFFILIATED REGISTERED INVESTMENT COMPANIES
   AST AllianceBernstein Growth & Income Portfolio ........        174,389       $ 3,524,395
   AST Federated Aggressive Growth Portfolio ..............        120,188         1,257,165
   AST Large-Cap Value Portfolio ..........................        402,671         7,074,925
   AST LSV International Value Portfolio ..................        336,133         5,015,108
   AST Marsico Capital Growth Portfolio ...................        295,799         5,643,848
   AST Small Cap Value Portfolio ..........................         70,076         1,053,948
   AST T. Rowe Price Large-Cap Growth Portfolio* ..........        546,698         5,620,052
   AST T. Rowe Price Natural Resources Portfolio ..........         19,233           529,871
   AST William Blair International Growth Portfolio .......        414,978         5,747,451
                                                                                 -----------
TOTAL INVESTMENTS (w) -- 97.5%
   (cost $35,549,615; Note 6) ............................................        35,466,763
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.5% ............................           926,977
                                                                                 -----------
NET ASSETS -- 100.0% .....................................................       $36,393,740
                                                                                 ===========

*      Non-income producing security.

(w) Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005 was as follows:

INVESTMENT TYPE
Large-Cap Growth                                                           30.9%
Large-Cap Value                                                            29.1
International Growth                                                       15.8
International Value                                                        13.8
Small-Cap Growth                                                            3.5
Small-Cap Value                                                             2.9
Sector                                                                      1.5
                                                                          -----
                                                                           97.5
Other assets in excess of liabilities                                       2.5
                                                                          -----
                                                                          100.0%
                                                                          =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B171

                 ----------------------------------------------
                   AST BALANCED ASSET ALLOCATION PORTFOLIO
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                  SHARES          (NOTE 2)
                                                                 ---------      ------------
LONG-TERM INVESTMENTS -- 96.2%

AFFILIATED REGISTERED INVESTMENT COMPANIES
   AST AllianceBernstein Growth & Income Portfolio ........        688,449      $ 13,913,556
   AST Federated Aggressive Growth Portfolio ..............        521,791         5,457,933
   AST Goldman Sachs High Yield Bond Portfolio ............      1,026,535         8,509,973
   AST Large-Cap Value Portfolio ..........................      1,587,877        27,899,001
   AST LSV International Value Portfolio ..................      1,164,086        17,368,169
   AST Marsico Capital Growth Portfolio ...................      1,234,292        23,550,293
   AST Money Market Portfolio .............................      4,540,420         4,540,420
   AST PIMCO Total Return Bond Portfolio ..................      4,277,856        48,981,446
   AST Small Cap Value Portfolio ..........................        283,775         4,267,977
   AST T. Rowe Price Global Bond Portfolio ................        568,718         6,358,267
   AST T. Rowe Price Large-Cap Growth Portfolio* ..........      2,284,674        23,486,444
   AST T. Rowe Price Natural Resources Portfolio ..........         78,000         2,148,889
   AST William Blair International Growth Portfolio .......      1,571,930        21,771,228
                                                                                ------------
TOTAL INVESTMENTS (w) -- 96.2%
   (cost $208,406,391; Note 6) ...........................................       208,253,596

OTHER ASSETS IN EXCESS
   OF LIABILITIES -- 3.8% ................................................         8,034,946
                                                                                ------------
NET ASSETS -- 100.0% .....................................................      $216,288,542
                                                                                ============


*      Non-income producing security.

(w) Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005 was as follows:

INVESTMENT TYPE
Core Bonds                                                    22.7%
Large/Mid-Cap Growth                                          21.8
Large/Mid-Cap Value                                           19.3
International Growth                                          10.1
International Value                                            8.0
High Yield                                                     3.9
Global Bonds                                                   2.9
Small Cap Growth                                               2.5
Money Market                                                   2.0
Small-Cap Value                                                2.0
Sector                                                         1.0
                                                             -----
                                                              96.2
Other assets in excess of liabilities                          3.8
                                                             -----
                                                             100.0%
                                                             =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B172

                 -----------------------------------------------
                  AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                 -----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                   VALUE
                                                                  SHARES          (NOTE 2)
                                                                ----------      ------------
LONG-TERM INVESTMENTS -- 97.5%

AFFILIATED REGISTERED INVESTMENT COMPANIES
   AST AllianceBernstein Growth & Income Portfolio ........        963,086      $ 19,463,959
   AST Federated Aggressive Growth Portfolio ..............        712,288         7,450,533
   AST Goldman Sachs High Yield Bond Portfolio ............        875,040         7,254,084
   AST Large-Cap Value Portfolio ..........................      2,220,986        39,022,718
   AST LSV International Value Portfolio ..................      1,818,550        27,132,771
   AST Marsico Capital Growth Portfolio ...................      1,658,599        31,646,068
   AST Money Market Portfolio .............................      2,998,284         2,998,284
   AST PIMCO Total Return Bond Portfolio ..................      2,536,557        29,043,574
   AST Small Cap Value Portfolio ..........................        403,543         6,069,281
   AST T. Rowe Price Global Bond Portfolio ................        430,863         4,817,045
   AST T. Rowe Price Large-Cap Growth Portfolio* ..........      3,070,026        31,559,862
   AST T. Rowe Price Natural Resources Portfolio ..........         88,678         2,443,090
   AST William Blair International Growth Portfolio .......      2,232,423        30,919,052
                                                                                ------------
TOTAL INVESTMENTS (w) -- 97.5%
   (cost $240,153,459; Note 6) ...........................................       239,820,321
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.5% ............................         6,065,570
                                                                                ------------
NET ASSETS -- 100.0% .....................................................      $245,885,891
                                                                                ============

* Non-income producing security.

(w) Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the underlying portfolios in which the Portfolio invests.

The investment allocation portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005 was as follows:

INVESTMENT TYPE
Large/Mid-Cap Growth                                         25.7%
Large/Mid-Cap Value                                          23.8
International Growth                                         12.6
Core Bonds                                                   11.8
International Value                                          11.0
Small Cap Growth                                              3.0
High Yield                                                    3.0
Small-Cap Value                                               2.5
Global Bonds                                                  1.9
Money Market                                                  1.2
Sector                                                        1.0
                                                            -----
                                                             97.5
Other assets in excess of liabilities                         2.5
                                                            -----
                                                            100.0%
                                                            =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B173

                 ----------------------------------------------
                   AST CONSERVATIVE ASSET ALLOCATION PORTFOLIO
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                                   SHARES          (NOTE 2)
                                                                 ---------       -----------
LONG-TERM INVESTMENTS -- 95.0%

AFFILIATED REGISTERED INVESTMENT COMPANIES
   AST Alliance Bernstein Growth &
      Income Portfolio ....................................        139,135       $ 2,811,923
   AST Federated Aggressive Growth Portfolio ..............         99,360         1,039,310
   AST Goldman Sachs High Yield Bond Portfolio ............        305,702         2,534,267
   AST Large-Cap Value Portfolio ..........................        320,624         5,633,363
   AST LSV International Value Portfolio ..................        260,244         3,882,841
   AST Marsico Capital Growth Portfolio ...................        241,069         4,599,596
   AST Money Market Portfolio .............................      1,587,388         1,587,388
   AST PIMCO Total Return Bond Portfolio ..................      1,329,881        15,227,140
   AST Small Cap Value Portfolio ..........................         50,729           762,957
   AST T. Rowe Price Global Bond Portfolio ................        135,647         1,516,539
   AST T. Rowe Price Large-Cap Growth Portfolio* ..........        446,523         4,590,260
   AST T. Rowe Price Natural Resources Portfolio ..........         18,609           512,671
   AST William Blair International Growth Portfolio .......        318,538         4,411,745
                                                                                 -----------
TOTAL INVESTMENTS (w) -- 95.0%
   (cost $49,109,814; Note 6) ............................................        49,110,000
OTHER ASSETS IN EXCESS OF LIABILITIES -- 5.0% ............................         2,591,847
                                                                                 -----------
NET ASSETS -- 100.0% .....................................................       $51,701,847
                                                                                 ===========

* Non-income producing security.

(w) Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005 was as follows:

INVESTMENT TYPE
Core Bonds                                                 29.5%
Large/Mid-Cap Growth                                       17.8
Large/Mid-Cap Value                                        16.3
International Growth                                        8.5
International Value                                         7.5
High Yield                                                  4.9
Money Market                                                3.1
Global Bonds                                                2.9
Small-Cap Growth                                            2.0
Small-Cap Value                                             1.5
Sector                                                      1.0
                                                          -----
                                                           95.0
Other assets in excess of liabilities                       5.0
                                                          -----
                                                          100.0%
                                                          =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B174

                 ---------------------------------------------
                  AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                 ---------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2005

                                                                                    VALUE
                                                                   SHARES         (NOTE 2)
                                                                  --------       -----------
LONG-TERM INVESTMENTS -- 92.2%

AFFILIATED REGISTERED INVESTMENT COMPANIES
   AST Alliance Bernstein Growth & Income Portfolio .......        23,349       $   471,875
   AST Federated Aggressive Growth Portfolio ..............        19,847           207,600
   AST Goldman Sachs High Yield Bond Portfolio ............        81,487           675,524
   AST Large-Cap Value Portfolio ..........................        53,936           947,648
   AST LSV International Value Portfolio ..................        41,275           615,829
   AST Marsico Capital Growth Portfolio ...................        42,553           811,904
   AST Money Market Portfolio .............................       462,232           462,232
   AST PIMCO Total Return Bond Portfolio ..................       555,273         6,357,872
   AST Small Cap Value Portfolio ..........................         8,836           132,892
   AST T. Rowe Price Global Bond Portfolio ................        35,995           402,422
   AST T. Rowe Price Large-Cap Growth Portfolio* ..........        78,680           808,826
   AST T. Rowe Price Natural Resources Portfolio ..........         4,857           133,800
   AST William Blair International Growth Portfolio .......        44,629           618,117
                                                                                -----------
TOTAL INVESTMENTS (w) -- 92.2%
   (cost $12,622,618; Note 6) ............................................       12,646,541
OTHER ASSETS IN EXCESS OF LIABILITIES -- 7.8% ............................        1,067,978
                                                                                -----------
NET ASSETS -- 100.0% .....................................................      $13,714,519
                                                                                ===========


*      Non-income producing security.

(w) Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the underlying portfolios in which the Portfolio invests.

The investment allocation portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005 was as follows:

INVESTMENT TYPE
Core Bonds                                                  46.4%
Large-Cap Growth                                            11.8
Large-Cap Value                                             10.3
High Yield                                                   4.9
International Growth                                         4.5
International Value                                          4.5
Money Market                                                 3.4
Global Bonds                                                 2.9
Small Cap Growth                                             1.5
Small-Cap Value                                              1.0
Sector                                                       1.0
                                                           -----
                                                            92.2
Other assets in excess of liabilities                        7.8
                                                           -----
                                                           100.0%
                                                           =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      B175

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      NOTES TO THE FINANCIAL STATEMENTS OF
                             AMERICAN SKANDIA TRUST

1. GENERAL

       American Skandia Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2005 issued 40 classes of shares of beneficial interest (collectively the "Portfolios").

       Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies ("Contractholders"), or by qualified plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

       The Portfolios of the Trust have the following investments objectives:

       AST JPMorgan International Equity Portfolio ("JPMorgan International Equity"): Capital growth by investing primarily in equity securities of foreign companies.

       AST William Blair International Growth Portfolio ("William Blair International Growth"): Long-term capital growth by investing primarily in equity securities of foreign companies.

       AST LSV International Value Portfolio ("LSV International Value"):
       Capital growth by investing primarily in equity securities of foreign companies represented in the MSCI EAFE Index.

       AST MFS Global Equity Portfolio ("MFS Global Equity"): Capital growth by investing primarily in common stocks and related securities of U.S. and foreign issuers.

       AST Small-Cap Growth Portfolio ("Small-Cap Growth"), formerly known as AST State Street Research Small-Cap Growth Portfolio: Capital growth by investing in common stocks of small capitalization companies.

       AST DeAM Small-Cap Growth Portfolio ("DeAM Small-Cap Growth"): Maximize capital growth by investing primarily in equity securities of small capitalization companies included in the Russell 2000 Growth Index.

       AST Federated Aggressive Growth Portfolio ("Federated Aggressive Growth"): Capital growth by investing primarily in stocks of small companies that are traded on national securities exchanges, Nasdaq stock exchange and the over-the-counter-market.

       AST Goldman Sachs Small-Cap Value Portfolio ("Goldman Sachs Small-Cap Value"): Long-term capital growth by investing primarily in equity securities of small capitalization companies that are believed to be undervalued.

       AST Small-Cap Value Portfolio ("Small-Cap Value"): Long-term capital growth by investing primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.

       AST DeAM Small-Cap Value Portfolio ("DeAM Small-Cap Value"): Maximum capital growth by investing primarily in equity securities of small capitalization companies included in the Russell 2000 Value Index.

       AST Goldman Sachs Mid-Cap Growth Portfolio ("Goldman Sachs Mid-Cap Growth"): Long-term capital growth by investing primarily in equity securities of medium-sized companies.

       AST Neuberger Berman Mid-Cap Growth Portfolio ("Neuberger Berman Mid-Cap Growth"): Capital growth by investing primarily in common stocks of medium capitalization companies.

       AST Neuberger Berman Mid-Cap Value Portfolio ("Neuberger Berman Mid-Cap Value"): Capital growth by investing primarily in common stocks of medium capitalization companies.

       AST Mid-Cap Value Portfolio ("Mid-Cap Value"), formerly known as AST Gabelli All-Cap Value Portfolio: Capital growth by investing in readily marketable equity securities.

                                       C1

       AST T. Rowe Price Natural Resources Portfolio ("T. Rowe Price Natural Resources"): Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources and other basic commodities.

       AST T. Rowe Large-Cap Growth Portfolio ("T. Rowe Large-Cap Growth"), formerly known as AST AllianceBernstein Large-Cap Growth Portfolio:
       Long-term capital growth by investing predominantly in the equity securities of a limited number of large, high-quality U.S. companies.

       AST MFS Growth Portfolio ("MFS Growth"): Long-term capital growth and future income by investing primarily in common stocks and related securities.

       AST Marsico Capital Growth Portfolio ("Marsico Capital Growth"): Capital growth by investing primarily in common stocks with the majority of the portfolio's assets in large capitalization stocks.

       AST Goldman Sachs Concentrated Growth Portfolio ("Goldman Sachs Concentrated Growth"): Capital growth by investing primarily in equity securities.

       AST DeAM Large-Cap Value Portfolio ("DeAM Large-Cap Value"): Maximum capital growth by investing in equity securities of large capitalization companies included in the Russell 1000 Value Index.

       AST Large-Cap Value Portfolio ("Large-Cap Value"), formerly known as AST Hotchkis & Wiley Large-Cap Value Portfolio: Capital growth and current income by investing primarily in dividend-paying common and preferred stocks, and to a lesser extent in fixed income securities.

       AST AllianceBernstein Core Value Portfolio ("AllianceBernstein Core Value"), formerly known as AST Sanford Bernstein Core Value Portfolio:
       Long-term capital growth by investing primarily in common stocks of large capitalization companies that appear to be undervalued.

       AST Cohen & Steers Realty Portfolio ("Cohen & Steers Realty"): Maximize total return by investing primarily in equity securities of real estate companies.

       AST AllianceBernstein Managed Index 500 Portfolio ("AllianceBernstein Managed Index 500"), formerly known as AST Sanford Bernstein Managed Index 500 Portfolio: Outperform the S&P 500 Stock Index by investing primarily in common stocks included in the S&P 500.

       AST American Century Income & Growth Portfolio ("American Century Income & Growth"): Capital growth and, secondarily, current income by investing primarily in stocks of large U.S. companies selected through quantitative investment techniques.

       AST AllianceBernstein Growth & Income Portfolio ("AllianceBernstein Growth & Income"), formerly known as AST Alliance Growth & Income
       Portfolio: Long-term capital growth and income by investing primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects.

       AST Global Allocation Portfolio ("Global Allocation"), formerly known as DeAM Global Allocation Portfolio: A high level of total return by investing primarily in a diversified portfolio of mutual funds.

       AST American Century Strategic Balanced Portfolio ("American Century Strategic Balanced"): Capital growth by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed income securities.

       AST T. Rowe Price Asset Allocation Portfolio ("T. Rowe Price Asset Allocation"): A high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.

       AST T. Rowe Price Global Bond Portfolio ("T. Rowe Price Global Bond"):
       High current income and capital growth by investing primarily in high-quality foreign and U.S. dollar-denominated bonds.

       AST Goldman Sachs High Yield Portfolio ("Goldman Sachs High Yield"):
       High current income by investing primarily in lower quality fixed income securities rated BBB and below. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer's inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt

                                       C2
       securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

       AST Lord Abbett Bond-Debenture Portfolio ("Lord Abbett Bond-Debenture"):
       High current income and the opportunity for capital appreciation to produce a high total return by investing primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stock.

       AST PIMCO Total Return Bond Portfolio ("PIMCO Total Return Bond"):
       Maximize total return, consistent with preservation of capital by investing primarily in higher-quality fixed income securities of varying maturities, so that the portfolio's expected average duration will be from three to six years.

       AST PIMCO Limited Maturity Bond Portfolio ("PIMCO Limited Maturity Bond"): Maximize total return, consistent with preservation of capital by investing primarily in higher-quality fixed income securities of varying maturities, so that the portfolio's expected average duration will be from one to three years.

       AST Money Market Portfolio ("Money Market"): Maximize current income and maintain high levels of liquidity by investing in high-quality, short-term, U.S. dollar-denominated instruments.

       AST Aggressive Asset Allocation Portfolio: Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests 100% of its assets in underlying mutual funds that invest primarily in equity securities.

       AST Balanced Asset Allocation Portfolio: Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 65% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 35% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

       AST Capital Growth Asset Allocation Portfolio: Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 80% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 20% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

       AST Conservative Asset Allocation Portfolio: Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 55% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 45% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

       AST Preservation Asset Allocation Portfolio: Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 35% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 65% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

2. ACCOUNTING POLICIES

       The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

       Security Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the co-managers, in consultation with the subadviser(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and

                                       C3
       options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which market quotations are not readily available, or whose values have been effected by events occurring after the close of the security's foreign market and before the Portfolio's normal pricing time, are valued at fair value in accordance with the Board of Trustees' approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the price used by other mutual funds to calculate their net asset values.

       Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. Money Market uses amortized cost to value short-term securities. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principle amount due at maturity and cost. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

       Restricted and Illiquid Securities: Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities (except for the AST Money Market Portfolio, which is limited to 10% of net assets, and the AST AllianceBernstein Core Value Portfolio and the AST AllianceBernstein Managed Index 500 Portfolio, which are limited to 5% of its net assets). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadvisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio's Subadvisor under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio's investments in Rule 144A securities could be impaired if trading does not develop or declines.

       Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

       Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

       Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign

                                       C4
       portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

       Options: The Portfolios (except for Money Market) may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

       If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

       The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

       Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and underlying hedged assets.

       Short Sales: Certain portfolios of the Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Portfolio may also sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. The fee may be referred to as the "initial margin." Subsequent payments known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the security sold short. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. A

                                       C5
       gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statements of Operations as net realized gain or loss on short sales.

       Loan Participations: Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations ("Selling Participant"), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

       Swap Agreements: The Portfolios may enter into interest rate swap agreements, forward swap spread lock agreements, and credit default swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap agreement, one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or "credit event"). In addition to bearing the risk that the credit event will occur, the Portfolios could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform. The Portfolios may enter swap agreements as either the protection buyer or protection seller. The swaps are valued daily at current market value and any change in value is included in net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

       Risk: Forward currency contracts, written options, financial futures contracts, and swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer's inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

       Delayed Delivery Transactions: Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into,

                                       C6
       and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

       Security Loans: The Portfolios may lend their portfolio securities to broker-dealers. Security loans are limited to 33 1/3% of the total assets of the respective portfolio. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolios. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolios have the right to repurchase the securities using the collateral in the open market. The Portfolios recognize income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust's expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level.

       Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The AST Aggressive Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Allocation Portfolio, AST Conservative Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio (collectively, the "Asset Allocation Portfolios") are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Asset Allocation Portfolios are the responsibility of their partners and not that of the Asset Allocation Portfolios. Each Asset Allocation Portfolio is not subject to tax. Partners of each Asset Allocation Portfolio are subject to taxes on their distributive share of partnership items.

       It is each remaining Portfolio's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains are recorded net of reclaimable amounts, at the time the related income is earned.

       Dividends and Distributions: Dividends, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, dividends are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually. These dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

       Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. AGREEMENTS

       The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. and Prudential Investments LLC the co-managers (together the "Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

       Alliance Capital Management L.P. for AllianceBernstein Core Value, AllianceBernstein Growth and Income, and AllianceBernstein Managed Index 500;

                                       C7

       American Century Investment Management, Inc. for American Century Income and Growth and American Century Strategic Balanced;

       Cohen & Steers Capital Management, Inc. for Cohen & Steers Realty;

       Deutsche Asset Management, Inc. for DeAM Small-Cap Growth, DeAM Large-Cap Value and DeAM Small-Cap Value;

       Eagle Asset Management (replaced State Street Research Group on April 29, 2005) for a portion of Small-Cap Growth (formerly AST State Street Research Small Cap Growth);

       Earnest Partners LLC, for a portion of Mid-Cap Value;

       Federated Equity Management Company of Pennsylvania for Federated Aggressive Growth;

       Goldman Sachs Asset Management, L.P. for Goldman Sachs Concentrated Growth, Goldman Sachs Small-Cap Value, Goldman Sachs Mid-Cap Growth and Goldman Sachs High Yield;

       Hotchkis and Wiley Capital Management, LLC for a portion of Large-Cap Value;

       Integrity Asset Management* for a portion of Small-Cap Value;

       J.P. Morgan Investment Management, Inc. for JPMorgan International
       Equity and a portion of Small-Cap Value and a portion of Large-Cap Value;

       Lee Munder Investments, Ltd. for a portion of Small-Cap Value;

       Lord Abbett & Co. LLC for Lord Abbett Bond-Debenture;

       LSV Asset Management for LSV International Value;

       Marsico Capital Management, LLC for Marsico Capital Growth;

       Massachusetts Financial Services Company for MFS Global Equity and MFS Growth;

       Neuberger Berman Management, Inc. for Neuberger Berman Mid-Cap Value, Neuberger Berman Mid-Cap Growth and for a portion of Small-Cap Growth (formerly AST State Street Research Small-Cap Growth);

       Pacific Investment Management Company LLC for PIMCO Total Return Bond and PIMCO Limited Maturity Bond;

       Prudential Investments LLC for Global Allocation, Aggressive Asset Allocation, Capital Growth Asset Allocation, Balanced Asset Allocation, Conservative Asset Allocation, and Preservation Asset Allocation;

       Prudential Investment Management, Inc. ("PIM") (replaced Wells Capital Management Inc.), for Money Market;

       Salomon Brothers Asset Management Inc., for a portion of Small-Cap Value;

       T. Rowe Price Associates, Inc. for T. Rowe Price Asset Allocation, T. Rowe Price Large-Cap Growth Fund, and T. Rowe Price Natural Resources;

       T. Rowe Price International, Inc. for T. Rowe Price Global Bond;

       WEDGE Capital Management, LLP, for a portion Mid-Cap Value; and

       William Blair & Company, LLC for William Blair International Growth.

       * Effective March 20, 2006, Integrity Asset Management is being replaced by Dreman Value Management.

                                       C8

       Advisory Fees and Expense Limitations: The Investment Manager receives a fee, computed daily and payable monthly, based on the annual rates specified below, of the value of each Portfolio's average daily net assets. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable to the Portfolios by the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has agreed to reimburse each Portfolio an amount equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceed the percentage stated below, of the Portfolio's average daily net assets.

                                                                                  Effective Advisory
                                                            Advisory                   Fees Net              Expense
                                                              Fees                    of Waiver            Limitations
                                                     ----------------------           ---------            -----------
JPMorgan International Equity ................        1.00% to $75 million;              0.88%                1.75%++
                                                     0.85% over $75 million
William Blair International Growth ...........               1.00%                       0.90%                1.75%
LSV International Value ......................               1.00%                       0.87%                1.50%
MFS Global Equity.............................               1.00%                       1.00%                1.75%
Small-Cap Growth..............................               0.90%                       0.81%                1.30%++
DeAM Small-Cap Growth ........................               0.95%                       0.87%                1.35%
Federated Aggressive Growth ..................               0.95%                       0.95%                1.35%
Goldman Sachs Small-Cap Value ................               0.95%                       0.95%                1.35%
Small-Cap Value ..............................               0.90%                       0.90%                1.30%
DeAM Small-Cap Value .........................               0.95%                       0.81%                1.15%
Goldman Sachs Mid-Cap Growth .................               1.00%                       0.94%                1.35%
Neuberger Berman Mid-Cap Growth...............         0.90% to $1 billion;              0.86%                1.25%
                                                      0.85% over $1 billion
Neuberger Berman Mid-Cap Value................         0.90% to $1 billion;              0.87%                1.25%
                                                      0.85% over $1 billion
Mid-Cap Value ................................               0.95%                       0.95%                1.45%
T. Rowe Price Natural Resources ..............               0.90%                       0.90%                1.35%
T. Rowe Price Large-Cap Growth ...............         0.90% to $1 billion;              0.85%                1.45%++
                                                       0.85 over $1 billion
MFS Growth....................................               0.90%                       0.87%                1.35%
Marsico Capital Growth .......................               0.90%                       0.88%                1.35%
Goldman Sachs Concentrated Growth ............               0.90%                       0.81%                1.35%++
DeAM Large-Cap Value .........................               0.85%                       0.80%                0.99%+
Large-Cap Value ..............................               0.75%                       0.73%                1.20%
AllianceBernstein Core Value .................               0.75%                       0.75%                1.25%
Cohen & Steers Realty ........................               1.00%                       0.92%                1.45%
AllianceBernstein Managed Index 500 ..........               0.60%                       0.60%                0.80%
American Century Income and Growth ...........               0.75%                       0.75%                1.25%
AllianceBernstein Growth and Income ..........               0.75%                       0.72%                1.25%
Global Allocation.............................               0.10%                       0.10%                0.35%
American Century Strategic Balanced...........               0.85%                       0.82%                1.25%
T. Rowe Price Asset Allocation ...............               0.85%                       0.81%                1.25%
T. Rowe Price Global Bond.....................               0.80%                       0.80%                1.75%
Goldman Sachs High Yield .....................               0.75%                       0.74%                1.15%++
Lord Abbett Bond-Debenture....................               0.80%                       0.74%                1.20%++
PIMCO Total Return Bond ......................               0.65%                       0.64%                1.05%
PIMCO Limited Maturity Bond ..................               0.65%                       0.61%                1.05%
Money Market .................................               0.50%                       0.45%                0.65%
Aggressive Asset Allocation ..................               0.15%                       0.15%                0.20%
Balanced Asset Allocation ....................               0.15%                       0.15%                0.20%
Capital Growth Asset Allocation ..............               0.15%                       0.15%                0.20%
Conservative Asset Allocation ................               0.15%                       0.15%                0.20%
Preservation Asset Allocation ................               0.15%                       0.15%                0.20%

+  Effective July 1, 2005 the expense limitation for DEAM Large-Cap Value is
   1.25%.

++ Effective July 1, 2005, for the Portfolio's listed below, the Investment
   Manager has voluntarily agreed to waive a portion of its advisory fees, and if necessary, reimburse the Portfolios an amount equal to the amount of ordinary operating expenses (excluding taxes and interest) that exceeds the percentages stated below, of the Portfolio's average daily net assets.

                                       C9

                                                Effective July 1, 2005
                                                  Expense Limitations
                                                ----------------------
JPMorgan International Equity ...........               1.10%
Small-Cap Growth ........................               0.95%
T. Rowe Price Large-Cap Growth ..........               1.01%
Goldman Sachs Concentrated Growth .......               0.93%
Goldman Sachs High Yield ................               0.87%
Lord Abbett Bond-Debenture ..............               0.89%

       The Investment Manager has voluntarily agreed to waive a portion of its advisory fees as follows:

                                                     January 1 through June 30, 2005            Effective July 1, 2005
                                                   ----------------------------------   ----------------------------------
                                                           (% of the average                      (% of the average
                                                            daily net assets)                      daily net assets)
                                                   ----------------------------------   ----------------------------------
Mid-Cap Value ...........................               0.05% over $500 million,             0.05% over $500 million
                                                        0.10% over $1 billion

                                                   Up to $1 billion   Over $1 billion   Up to $1 billion   Over $1 billion
                                                   ----------------   ---------------   ----------------   ---------------
JPMorgan International Equity ...........               0.00%              0.05%               *                  *
William Blair International Growth ......               0.10%              0.15%             0.09%              0.09%
LSV International Value .................               0.15%              0.20%             0.11%              0.11%
MFS Global Equity .......................               0.00%              0.05%             0.00%              0.05%
Small-Cap Growth ........................               0.00%              0.05%               *                  *
DeAM Small-Cap Growth ...................               0.15%              0.20%             0.01%              0.01%
Federated Aggressive Growth .............               0.00%              0.05%             0.00%              0.05%
Goldman Sachs Small-Cap Value ...........               0.00%              0.05%             0.00%              0.05%
Small-Cap Value .........................               0.00%              0.05%             0.00%              0.05%
DeAM Small-Cap Value ....................               0.15%              0.15%             0.13%              0.13%
Goldman Sachs Mid-Cap Growth ............               0.13%              0.18%             0.00%              0.00%
Neuberger Berman Mid-Cap Growth .........               0.02%              0.07%             0.05%              0.00%
Neuberger Berman Mid-Cap Value ..........               0.00%              0.10%             0.00%              0.00%
T. Rowe Price Natural Resources .........               0.00%              0.05%             0.00%              0.05%
T. Rowe Price Large-Cap Growth ..........               0.05%              0.10%               *                  *
MFS Growth ..............................               0.05%              0.10%             0.01%              0.01%
Marsico Capital Growth ..................               0.03%              0.03%             0.00%              0.03%
Goldman Sachs Concentrated Growth .......               0.07%              0.05%               *                  *
DeAM Large-Cap Value ....................               0.10%              0.10%             0.00%              0.00%
Large-Cap Value .........................               0.05%              0.10%             0.00%              0.05%
AllianceBernstein Core Value ............               0.00%              0.05%             0.00%              0.05%
Cohen & Steers Realty ...................               0.18%              0.23%             0.00%              0.00%
AllianceBernstein Managed Index 500 .....               0.00%              0.05%             0.00%              0.05%
American Century Income & Growth ........               0.00%              0.05%             0.00%              0.05%
AllianceBernstein Growth and Income .....               0.00%              0.05%             0.00%              0.05%
Global Allocation .......................               0.00%              0.05%             0.00%              0.05%
American Century Strategic Balanced .....               0.06%              0.11%             0.00%              0.00%
T. Rowe Price Asset Allocation ..........               0.08%              0.13%             0.00%              0.05%
T Rowe Price Global Bond ................               0.00%              0.05%             0.00%              0.05%
Goldman Sachs High Yield ................               0.00%              0.05%               *                  *
Lord Abbett Bond-Debenture ..............               0.08%              0.13%               *                  *
PIMCO Total Return Bond .................               0.00%              0.05%             0.00%              0.00%
PIMCO Limited Maturity Bond .............               0.05%              0.10%             0.00%              0.05%
Money Market ............................               0.05%              0.05%             0.05%              0.05%

*  Based on Expense Limitations as previously stated.

                                        C10

4. OTHER TRANSACTIONS WITH AFFILIATES

       The Trust, excluding Global Allocation Portfolio, Aggressive Asset Allocation Portfolio, Capital Growth Asset Allocation Portfolio, Balanced Asset Allocation Portfolio, Conservative Asset Allocation Portfolio, and Preservation Asset Allocation Portfolio, has entered into an agreement with American Skandia Life Assurance Corporation ("ASLAC") pursuant to which it pays ASLAC a shareholder servicing fee at an annual rate of 0.10% of each Portfolio's average daily net assets. Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

       The Trust invests in the Taxable Money Market Series (the "Portfolio"), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

       Effective October 1, 2005, Prudential Investment, Inc. ("PIM"), an indirect, wholly-owned subsidiary of Prudential, took over as the Trust's securities lending agent. For the year ended December 31, 2005, PIM was compensated as follows for these services by the Portfolios:

Portfolio                                                   PIM
---------                                                --------
JPMorgan International Equity .......................    $    371
William Blair International Growth ..................       1,366
MFS Global Equity ...................................         571
Small-Cap Growth ....................................      12,404
DeAM Small-Cap Growth ...............................      14,772
Federated Aggressive Growth .........................      93,528
Goldman Sachs Small-Cap Value .......................       9,295
Small-Cap Value .....................................      56,892
DeAM Small-Cap Value ................................       3,858
Goldman Sachs Mid-Cap Growth ........................      10,094
Neuberger Berman Mid-Cap Growth .....................      23,111
Neuberger Berman Mid-Cap Value ......................     114,175
Mid-Cap Value .......................................       1,217
T. Rowe Price Natural Resources .....................       6,487
T. Rowe Price Large-Cap Growth ......................       6,596
MFS Growth ..........................................       8,170
Marsico Capital Growth ..............................     287,333
Goldman Sachs Concentrated Growth ...................       9,480
DeAM Large-Cap Value ................................       1,193
Large-Cap Value .....................................       6,722
AllianceBernstein Core Value ........................       3,343
AllianceBernstein Managed Index 500 .................       7,523
American Century Income & Growth ....................       8,721
AllianceBernstein Growth and Income .................      20,872
American Century Strategic Balanced .................       1,195
T. Rowe Price Asset Allocation ......................      10,574
T. Rowe Price Global Bond ...........................       3,911
Goldman Sachs High Yield ............................      58,936
Lord Abbett Bond-Debenture ..........................      58,600

       For the year ended December 31, 2005, Prudential Equity Group, LLC, and Wachovia Securities, LLC, earned brokerage commissions from transactions executed on behalf of the Portfolios as follows:

                                                               Prudential
Portfolio                                                     Equity Group        Wachovia
---------                                                     ------------        --------
AllianceBernstein Core Value ..............................      $   --           $ 1,584
AllianceBernstein Growth and Income .......................          --            18,279
AllianceBernstein Managed Index 500 .......................          --               828
American Century Income & Growth ..........................       1,917                38
American Century Strategic Balanced .......................         116                --
Cohen & Steers Realty .....................................         198             1,040
Goldman Sachs Mid-Cap Growth ..............................          --             2,620
Goldman Sachs Small-Cap Value .............................          --                15
Large-Cap Value ...........................................       2,240               970
Marsico Capital Growth ....................................       3,939                --
Neuberger Berman Mid-Cap Growth ...........................          --             3,140
Neuberger Berman Mid-Cap Value ............................       8,240             9,815
Small Cap Growth ..........................................         200             5,205
Small Cap Value ...........................................       1,969             2,677
T. Rowe Price Large Cap Growth ............................         270                --

                                        C11

5. PORTFOLIO SECURITIES

       The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2005 were as follows:

                                                                  Cost of             Proceeds
                                                                 Purchases           from Sales
                                                              --------------       --------------
JPMorgan International Equity ..............................  $  111,805,257       $   29,060,056
William Blair International Growth .........................   1,364,555,104        1,173,585,414
LSV International Value ....................................     100,619,429           58,786,188
MFS Global Equity ..........................................      78,614,039           95,076,840
Small-Cap Growth ...........................................     213,282,718          261,326,421
DeAM Small-Cap Growth ......................................     413,417,243          499,721,445
Federated Aggressive Growth ................................     275,265,750          157,967,360
Goldman Sachs Small-Cap Value ..............................     131,903,248          202,002,643
Small-Cap Value ............................................     592,723,085          562,381,664
DeAM Small-Cap Value .......................................     240,493,166          237,999,986
Goldman Sachs Mid-Cap Growth ...............................     314,245,111          232,264,782
Neuberger Berman Mid-Cap Growth ............................     409,535,616          478,007,284
Neuberger Berman Mid-Cap Value .............................   1,383,841,837        1,381,668,854
Mid-Cap Value ..............................................     191,130,423          226,405,435
T. Rowe Price Natural Resources ............................     218,020,792          146,540,621
T. Rowe Price Large-Cap Growth .............................     428,386,403          392,536,503
MFS Growth .................................................   1,030,191,210        1,075,943,033
Marsico Capital Growth .....................................   2,370,338,705        1,678,276,443
Goldman Sachs Concentrated Growth ..........................     327,227,895          552,820,107
DeAM Large-Cap Value ......................................      387,488,877          420,106,428
Large-Cap Value ............................................     721,390,188          610,934,511
AllianceBernstein Core Value ...............................      82,950,499           86,182,391
Cohen & Steers Realty ......................................     124,906,881          160,338,812
AllianceBernstein Managed Index 500 ........................     122,481,056          272,789,189
American Century Income & Growth ...........................     289,797,731          358,435,668
AllianceBernstein Growth & Income ..........................   2,197,143,273        1,650,720,785
Global Allocation ..........................................     171,643,357          218,066,686
American Century Strategic Balanced ........................     181,308,560          199,002,538
T. Rowe Price Asset Allocation .............................     171,013,942          192,870,729
T. Rowe Price Global Bond ..................................     470,312,501          280,405,156
Goldman Sachs High Yield ...................................     301,021,336          468,390,170
Lord Abbett Bond-Debenture .................................     316,519,967          181,539,577
PIMCO Total Return Bond ....................................     537,827,875          127,000,259
PIMCO Limited Maturity Bond ................................     688,740,116           81,100,580
Aggressive Asset Allocation ................................      36,677,847            1,139,379
Balanced Asset Allocation ..................................     212,871,581            4,465,190
Capital Growth Asset Allocation ............................     242,381,613            2,228,154
Conservation Asset Allocation ..............................      49,884,682              774,869
Preservation Asset Allocation ..............................      13,392,618              770,000

       Written options transactions, during the year ended December 31, 2005, were as follows:

                                                    PIMCO Total Return Bond            PIMCO Limited Maturity
                                                ------------------------------     -----------------------------
                                                  Number of                          Number of
                                                  Contracts/                         Contracts/
                                                Swap Notional                      Swap Notional
                                                Amount $(000)        Premium       Amounts $(000)      Premium
                                                -------------     ------------     --------------    -----------
Balance at beginning of period .........             112,819      $ 4,233,189           101,400      $  929,078
Written options ........................              11,754        4,862,384             2,164         626,488
Written swap options ...................         139,515,000        1,279,843       470,041,620       1,071,483
Expired options ........................             (31,213)      (3,135,588)         (101,400)       (929,078)
Expired swap options ...................             (64,000)      (1,447,744)          (41,620)       (561,870)
Closed options .........................             (40,762)      (2,179,165)           (1,270)       (392,113)
                                                 -----------      -----------       -----------      ----------
Balance at end of period ...............         139,503,598      $ 3,612,919       470,000,894      $  743,989
                                                 ===========      ===========       ===========      ==========

       At December 31, 2005, PIMCO Total Return Bond and PIMCO Limited Maturity had sufficient cash and/or securities at least equal to the value of written options.

                                       C12

6. TAX INFORMATION

       The Asset Allocation Portfolios are treated as partnerships for tax purposes. As a result, each Asset Allocation Portfolio's income, gains, losses, deductions, and credits will be allocated directly to its partners and will retain the same character for federal income tax purposes.

       Each remaining Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

       Income and capital gains of the Portfolios are determined in accordance with both tax regulations and accounting principles generally accepted in the United States of America. Such determinations may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains or loss. Permanent differences in the recognition of earnings are reclassified between undistributed net investment income and accumulated net realized gain or loss or to additional paid-in capital, as appropriate. Distributions in excess of tax-basis earnings are recorded as a return of capital.

       Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized capital gains or losses on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain or loss on investments. For the year ended December 31, 2005 the adjustments were as follows:

                                                        Undistributed        Accumulated
                                                        Net Investment       Net Realized          Paid-In
Portfolio                                                   Income           Gain or Loss          Capital
---------                                               --------------       -------------       ------------
JPMorgan International Equity (c) ...............        $   (80,432)        $     80,432        $        --
William Blair International Growth (c)(g) .......          9,074,444           (9,074,444)                --
LSV International Value (c)(g) ..................             80,657              (80,657)                --
MFS Global Equity (c)(i) ........................            (82,583)              82,569                 14
Small-Cap Growth (a) ............................          1,043,170                   --         (1,043,170)
DeAM Small-Cap Growth (a)(h) ....................          1,729,705               63,677         (1,793,382)
Federated Aggressive Growth (c)(h)(n) ...........          2,882,046           (2,882,046)                --
Goldman Sachs Small-Cap Value (h) ...............           (437,327)             437,327                 --
Small-Cap Value (h) .............................         (1,516,452)           1,516,452                 --
DeAM Small-Cap Value (h) ........................           (262,255)             262,255                 --
Goldman Sachs Mid-Cap Growth (a) ................          2,044,390                   --         (2,044,390)
Neuberger Berman Mid-Cap Growth (a)(j)(k)(l) ....          2,267,861          (60,469,126)        58,201,265
Neuberger Berman Mid-Cap Value (h) ..............           (515,920)             515,920                 --
Mid-Cap Value (c)(g)(h) .........................             (3,046)               3,046                 --
T. Rowe Price Natural Resources (c)(h) ..........           (302,524)             302,524                 --
T. Rowe Price Large-Cap Growth (a) ..............            752,717                    1           (752,718)
MFS Growth (a)(c) ...............................             (7,266)              35,820            (28,554)
Marsico Capital Growth (c) ......................             (7,026)               7,026                 --
Goldman Sachs Concentrated Growth (a) ...........             73,624                   --            (73,624)
DeAM Large-Cap Value (h) ........................            (71,319)              71,319                 --
Large-Cap Value (h) .............................           (279,567)             279,567                 --
Cohen & Steers Realty (c)(h) ....................         (6,785,291)           6,785,291                 --
AllianceBernstein Managed Index 500 (h)(k)(l) ...            (15,890)                (173)            16,063
American Century Income & Growth (h) ............           (107,590)             107,590                 --
AllianceBernstein Growth and Income (i) .........                  1                   --                 (1)
Global Allocation (m) ...........................          1,574,944           (1,574,944)                --
American Century Strategic Balanced (c)(d)(h) ...            110,881             (110,881)                --
T. Rowe Price Asset Allocation (c)(d)(g)(h) .....            243,277             (243,277)                --
T. Rowe Price Global Bond (c)(d)(e) .............         (8,235,771)           8,235,771                 --
Goldman Sachs High Yield (c)(d) .................          7,244,560           (7,244,560)                --
Lord Abbett Bond-Debenture (d) ..................            194,429             (194,429)                --
PIMCO Total Return Bond (c)(d)(e)(f) ............         16,895,340          (16,895,340)                --
PIMCO Limited Maturity Bond (c)(d)(f) ...........          2,529,562           (2,529,562)                --

                                       C13

       (a) Reclassification of tax operating loss.

       (b) Reclassification of overdistribution of ordinary income.

       (c) Reclassification of net foreign currency exchange gain or loss.

       (d) Reclassification of paydown gain and loss.

       (e) Reclassification of bifurcation on the sale of foreign bonds.

       (f) Reclassification of swap income.

       (g) Reclassification of book to tax differences on Passive Foreign Investment Companies.

       (h) Reclassification of book to tax differences on Real Estate Investment Trusts.

       (i) Reclassification due to other adjustments.

       (j) Reclassification of capital loss carryover from merger.

       (k) Reclassification of deferred trustees compensation from merger.

       (l) Reclassification of disallowed wash sales from merger.

       (m) Reclassification of short-term capital gain distribution received to ordinary income.

       (n) Reclassification of tax operating loss against capital gains.

       In relation to the Asset Allocation Portfolios reclassifications have been made from undistributed net investment income and accumulated net realized gain or loss on investments to net capital contributions. For the period ended December 31, 2005 the reclassifications were as follows:

                                                         Undistributed       Accumulated
                                                         Net Investment      Net Realized      Paid-In
Portfolio                                                    Income          Gain or Loss      Capital
---------                                                --------------      ------------     ---------
AST Aggressive Asset Allocation ..................          $ 2,399           $(11,146)       $ (8,747)
AST Balanced Asset Allocation ....................           12,419                 --         (12,419)
AST Capital Growth Allocation ....................           13,691                 --         (13,691)
AST Conservative Asset Allocation ................            2,898                 --          (2,898)
AST Preservation Asset Allocation ................              854                 --            (854)

       These reclassifications reflect, as an adjustment to net capital contributions, the amounts of taxable income or loss that have been allocated to the Portfolio's investors and had no effect on net assets.

       For the year ended December 31, 2005, the tax character of the dividends paid, as reflected in the Statements of Changes in Net Assets were:

                                                                          Long-Term        Return
                                                        Ordinary           Capital           of          Total
Portfolio                                                Income             Gain          Capital     Distributions
---------                                             -----------       ------------      -------     -------------
JPMorgan International Equity ...................     $ 4,437,202       $         --        $--       $  4,437,202
William Blair International Growth ..............      14,181,104                 --         --         14,181,104
LSV International Value .........................       3,075,326                 --         --          3,075,326
MFS Global Equity ...............................         461,319                 --         --            461,319
Federated Aggressive Growth .....................      18,518,250         11,034,745         --         29,552,995
Goldman Sachs Small-Cap Value ...................      10,502,160         41,411,910         --         51,914,070
Small-Cap Value .................................      17,304,347        196,537,368         --        213,841,715
DeAM Small-Cap Value ............................       6,820,040          2,685,750         --          9,505,790
Neuberger Berman Mid-Cap Value ..................      71,192,660        117,238,621         --        188,431,281
Mid-Cap Value ...................................         746,664                 --         --            746,664
T. Rowe Price Natural Resources .................       1,741,601         19,787,244         --         21,528,845
MFS Growth ......................................          59,767                 --         --             59,767
Goldman Sachs Concentrated Growth ...............       4,445,171                 --         --          4,445,171
DeAM Large-Cap Value ............................       1,868,042                 --         --          1,868,042
Large-Cap Value .................................       5,779,623                 --         --          5,779,623
AllianceBernstein Core Value ....................       5,096,099          5,160,571         --         10,256,670
Cohen & Steers Realty ...........................       7,423,269         27,914,051         --         35,337,320
AllianceBernstein Managed Index 500 .............       6,896,193                 --         --          6,896,193
American Century Income & Growth ................       7,184,462                 --         --          7,184,462
AllianceBernstein Growth and Income .............      26,811,111                 --         --         26,811,111
Global Allocation ...............................       7,424,965                 --         --          7,424,965

                                       C14

                                                                         Long-Term     Return
                                                        Ordinary          Capital        of           Total
Portfolio                                                Income            Gain        Capital    Distributions
---------                                             -----------      ------------    -------    -------------
American Century Strategic Balanced ............      $ 3,659,041      $         --      $--      $  3,659,041
T. Rowe Price Asset Allocation .................        8,879,620         2,605,257       --        11,484,877
T. Rowe Price Global Bond ......................       14,171,304           271,889       --        14,443,193
Goldman Sachs High Yield .......................       49,411,104                --       --        49,411,104
Lord Abbett Bond-Debenture .....................       22,671,957         3,192,803       --        25,864,760
PIMCO Total Return Bond ........................       93,816,996        29,905,832       --       123,722,828
PIMCO Limited Maturity Bond ....................       18,086,112         6,894,871       --        24,980,983
Money Market ...................................       50,979,662                --       --        50,979,662

       For the year ended December 31, 2004, the tax character of the dividends paid, as reflected in the Statements of Changes in Net Assets were:

                                                                        Long-Term       Return
                                                       Ordinary          Capital          of            Total
Portfolio                                               Income            Gain          Capital     Distributions
---------                                            -----------       -----------      -------     -------------
JPMorgan International Equity ...............        $ 3,597,872       $        --        $--        $ 3,597,872
William Blair International Growth ..........          7,604,485                --         --          7,604,485
LSV International Value .....................          2,339,322                --         --          2,339,322
MFS Global Equity ...........................            221,874                --         --            221,874
Federated Aggressive Growth .................          4,045,919                --         --          4,045,919
Goldman Sachs Small-Cap Value ...............            696,491         4,161,394         --          4,857,885
Small-Cap Value .............................             42,814                --         --             42,814
DeAM Small-Cap Value ........................          1,486,307         1,564,069         --          3,050,376
Neuberger Berman Mid-Cap Value ..............          1,190,224        26,886,646         --         28,076,870
Mid-Cap Value ...............................            512,677                --         --            512,677
T. Rowe Price Natural Resources .............          1,843,388                --         --          1,843,388
DeAM Large-Cap Value ........................          1,225,279                --         --          1,225,279
Large-Cap Value .............................          9,262,013                --         --          9,262,013
AllianceBernstein Core Value ................          8,247,305                --         --          8,247,305
Cohen & Steers Realty .......................          7,684,744         4,721,132         --         12,405,876
AllianceBernstein Managed Index 500 .........          4,631,826                --         --          4,631,826
American Century Income & Growth ............          3,630,621                --         --          3,630,621
AllianceBernstein Growth and Income .........         13,715,428                --         --         13,715,428
Global Allocation ...........................          2,868,023                --         --          2,868,023
American Century Strategic Balanced .........          3,257,861                --         --          3,257,861
T. Rowe Price Asset Allocation ..............          5,760,759                --         --          5,760,759
T. Rowe Price Global Bond ...................         16,891,538         1,509,137         --         18,400,675
Goldman Sachs High Yield ....................         58,039,833                --         --         58,039,833
Lord Abbett Bond-Debenture ..................         13,892,148                --         --         13,892,148
PIMCO Total Return Bond .....................         85,249,707        15,173,281         --        100,422,988
PIMCO Limited Maturity Bond .................         35,683,588         5,348,710         --         41,032,298
Money Market ................................         16,221,502                --         --         16,221,502

       The tax character of distributable earnings at December 31, 2005 was:

                                                                        Undistributed               Undistributed
                                                                          Ordinary                    Long-Term
Portfolio                                                                  Income                   Capital Gain
---------                                                               -------------               -------------
JPMorgan International Equity                                            $ 5,945,843                 $        --
William Blair International Growth                                        25,553,705                          --
LSV International Value                                                    4,815,327                          --
MFS Global Equity                                                            909,379                  14,765,282
Federated Aggressive Growth                                                5,543,906                  12,185,141
Goldman Sachs Small-Cap Value                                              5,102,309                  38,121,360
Small-Cap Value                                                           35,167,144                  22,641,777

                                       C15

                                                                        Undistributed               Undistributed
                                                                           Ordinary                   Long-Term
Portfolio                                                                  Income                    Capital Gain
---------                                                               -------------               -------------
DeAM Small-Cap Value                                                     $ 4,515,984                 $  2,474,513
Neuberger Berman Mid-Cap Value                                            22,069,716                  189,784,383
Mid-Cap Value                                                                782,677                   24,910,477
T. Rowe Price Natural Resources                                            5,532,344                   32,561,231
Marsico Capital Growth                                                     1,826,532                           --
DeAM Large-Cap Value                                                      13,176,322                    8,453,284
Large-Cap Value                                                            9,288,928                   27,022,462
AllianceBernstein Core Value                                               4,224,603                   18,401,583
Cohen & Steers Realty                                                      7,146,366                   61,393,479
AllianceBernstein Managed Index 500                                        5,026,006                           --
American Century Income & Growth                                           6,705,668                           --
AllianceBernstein Growth and Income                                       27,071,270                           --
Global Allocation                                                          5,250,669                           --
American Century Strategic Balanced                                        3,783,197                    4,621,758
T. Rowe Price Asset Allocation                                            11,509,060                   26,162,111
T. Rowe Price Global Bond                                                 10,676,575                    2,272,796
Goldman Sachs High Yield                                                  52,430,986                           --
Lord Abbett Bond-Debenture                                                33,992,097                    3,166,845
PIMCO Total Return Bond                                                   78,851,182                           --
PIMCO Limited Maturity Bond                                               45,546,874                           --
Money Market                                                                   9,397                           --

       These amounts differ from undistributed net investment income on the Statement of Assets and Liabilities primarily due to timing differences. Such timing differences include tax adjustments on Real Estate Investment Trusts, Passive Foreign Investment Companies, foreign exchange contracts, deferred compensation and deferred losses on wash sales and straddles.

                                       C16

       At December 31, 2005, the following Portfolios had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains:

                                                                  Expiration December 31,
                         ---------------------------------------------------------------------------------------------------------
Portfolio                    Total         2007         2008         2009          2010          2011         2012         2013
---------                ------------  -----------  -----------  ------------  ------------  ------------  ----------  -----------
JPMorgan International
 Equity ..............   $117,294,822  $        --  $        --  $ 30,467,888  $ 76,213,067  $ 10,613,867  $       --  $        --
William Blair
 International
 Growth ..............    134,343,675   21,851,770   26,136,800    15,996,190    25,416,815    44,942,100          --           --
LSV International
 Value ...............    119,988,915           --           --   105,752,501    14,236,414            --          --           --
Small-Cap Growth .....    177,405,641           --           --   111,124,486    66,281,155            --          --           --
DeAM Small-Cap
 Growth ..............    236,387,415           --           --   153,102,236    83,285,179            --          --           --
Goldman Sachs
 Mid-Cap Growth ......     32,585,837           --           --     6,643,304    25,942,533            --          --           --
Neuberger Berman
 Mid-Cap Growth ......    371,806,201           --   44,429,910   203,854,033   122,095,636     1,426,622          --           --
T. Rowe Price
 Large-Cap Growth ....    208,783,431           --           --    79,568,261    95,931,726    31,458,198   1,825,246           --
MFS Growth ...........    367,541,216           --           --   169,117,105   198,424,111            --          --           --
Marsico Capital
 Growth ..............    225,383,082           --           --    90,863,436   134,519,646            --          --           --
Goldman Sachs
 Concentrated
 Growth ..............    854,643,511           --   56,660,406   465,068,305   179,588,458   153,326,342          --           --
AllianceBernstein
 Managed Index 500....    123,365,438           --           --    23,786,204    69,268,601    30,310,633          --           --
American Century
 Income & Growth .....     66,058,094           --    1,509,845    15,076,348    33,067,093    16,404,808          --           --
AllianceBernstein
 Growth and Income ...     31,202,711           --           --            --            --    31,202,711          --           --
Global Allocation ....     76,379,720           --           --    22,967,270    48,177,607     5,234,843          --           --
Goldman Sachs
 High Yield ..........    189,946,670           --    3,215,724    61,793,618    87,452,429    37,484,899          --           --
PIMCO Total Return
 Bond ................     12,066,605           --           --            --            --            --          --   12,066,605
PIMCO Limited
 Maturity Bond .......      8,216,767           --           --            --            --            --          --    8,216,767
Money Market .........        199,380           --           --            --            --            --      26,494      172,886

       The following Portfolios expect to elect to treat post-October losses incurred in the period November 1, 2005 through December 31, 2005 as having occurred on January 1, 2006.

                                                                    Post October Losses
                                                         ------------------------------------------
Portfolio                                                 Currency                         Capital
---------                                                ----------                      ----------
JPMorgan International Equity                            $  111,533                      $       --
William Blair International Growth                          607,841                              --
LSV International Value                                      11,230                              --
MFS Global Equity                                            32,706                              --
Federated Aggressive Growth                                   5,018                              --
Mid-Cap Value                                                 1,809                              --
MFS Growth                                                    9,474                              --
American Century Strategic Balanced                           9,227                              --
T. Rowe Price Asset Allocation                               11,103                              --
T. Rowe Price Global Bond                                 3,301,919                         697,416
Goldman Sachs High Yield                                         --                       1,379,666
Lord Abbett Bond-Debenture                                       --                       1,301,620
PIMCO Total Return Bond                                   1,192,074                       1,362,438
PIMCO Limited Maturity Bond                                 470,058                       6,554,611
Money Market                                                     --                           4,701

                                       C17

       At December 31, 2005, the cost and unrealized appreciation or depreciation in value of the investments for federal income tax purposes, were as follows:

                                                                      Gross            Gross       Net Unrealized       Other
                                                                   Unrealized       Unrealized      Appreciation      Temporary
Portfolio                                        Tax Basis        Appreciation    (Depreciation)   (Depreciation)    Differences
---------                                     --------------     -------------    --------------   ---------------   ------------
JPMorgan International Equity ...........     $  379,645,883     $ 96,693,653     $ (5,642,923)     $ 91,050,730     $  (119,092)
William Blair International Growth ......      1,517,764,806      356,572,768      (34,478,816)      322,093,952        (626,782)
LSV International Value .................        248,111,357       30,298,811       (5,511,951)       24,786,860         (14,258)
MFS Global Equity .......................        137,780,080       25,180,861       (2,312,694)       22,868,167         (33,583)
Small-Cap Growth ........................        189,279,467       22,761,093       (6,785,305)       15,975,788          (7,944)
DeAM Small-Cap Growth ...................        262,195,324       32,854,918      (10,271,469)       22,583,449         123,029
Federated Aggressive Growth .............        551,552,664      129,488,542      (34,995,508)       94,493,034          (5,566)
Goldman Sachs Small-Cap Value ...........        250,908,611       49,567,496      (10,035,529)       39,531,967          (5,294)
Small-Cap Value .........................      1,042,366,729      108,812,428      (59,735,998)       49,076,430         110,867
DeAM Small-Cap Value ....................        114,902,410        6,548,191       (3,577,250)        2,970,941          54,315
Goldman Sachs Mid-Cap Growth ............        469,509,101       41,691,255      (15,790,756)       25,900,499          (1,000)
Neuberger Berman Mid-Cap Growth .........        688,826,184      144,442,968       (4,246,063)      140,196,905         (14,159)
Neuberger Berman Mid-Cap Value ..........      1,531,829,403      216,146,601      (50,056,802)      166,089,799         (14,213)
Mid-Cap Value ...........................        156,685,534        2,326,727       (2,979,353)         (652,626)         (3,519)
T. Rowe Price Natural Resources .........        352,652,192       97,132,257       (3,088,952)       94,043,305          (2,715)
T. Rowe Price Large-Cap Growth ..........        385,410,091       13,716,039       (7,949,403)        5,766,636          (5,590)
MFS Growth ..............................        586,066,259       29,651,322      (18,247,115)       11,404,207         (18,918)
Marsico Capital Growth ..................      2,916,631,567      787,313,599      (19,006,287)      768,307,312         (22,587)
Goldman Sachs Concentrated Growth .......        763,083,357      122,667,975      (41,602,579)       81,065,396         (42,540)
DeAM Large-Cap Value ....................        176,756,935       14,973,727       (3,569,783)       11,403,944          97,255
Large-Cap Value .........................        777,579,020       50,630,211      (22,246,878)       28,383,333         (14,662)
AllianceBernstein Core Value ............        281,875,863       52,506,126      (10,591,611)       41,914,515          (1,796)
Cohen & Steers Realty ...................        308,415,035      103,412,614       (1,969,257)      101,443,357          (2,739)
AllianceBernstein Managed Index 500 .....        522,779,503       87,859,615      (24,075,287)       63,784,328          (9,773)
American Century Income & Growth ........        436,341,542       38,494,524      (26,038,479)       12,456,045           9,917
AllianceBernstein Growth and Income .....      2,780,020,282      272,664,008      (89,453,145)      183,210,863         (24,865)
Global Allocation .......................        190,618,395       14,145,350       (2,807,000)       11,338,350          (6,805)
American Century Strategic Balanced .....        212,988,436       13,832,699       (4,293,336)        9,539,363          (7,820)
T. Rowe Price Asset Allocation ..........        434,889,936       50,712,070      (13,396,353)       37,315,717         (16,183)
T. Rowe Price Global Bond ...............        530,270,047        9,396,116      (14,431,717)       (5,035,601)     (3,842,555)
Goldman Sachs High Yield ................        709,630,666       13,465,167      (21,730,765)       (8,265,598)     (1,290,166)
Lord Abbett Bond-Debenture ..............        783,321,447       15,921,003      (22,519,800)       (6,598,797)     (1,303,442)
PIMCO Total Return Bond .................      1,990,508,950       17,662,767      (23,625,947)       (5,963,180)     (2,855,863)
PIMCO Limited Maturity Bond .............      1,763,487,885        6,266,554       (8,131,364)       (1,864,810)     (4,613,923)
Money Market ............................      1,554,747,361               --               --                --         (49,938)

       For the Asset Allocation Portfolios, the cost of investments for federal income tax purposes is substantially the same as the fair market value at December 31, 2005.

       With respect to the Asset Allocation Portfolios commencing during 2005, book cost of assets differs from tax cost of assets as a result of each Portfolio's adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets should equal their fair market value. For all other Portfolios, the differences between book and tax basis of investments are primarily attributable to deferred losses on wash sales and straddles, as well as tax adjustment on investments in Passive Foreign Investment Companies, Real Estate Investments Trusts, foreign exchange contracts, and other temporary differences.

7. LINE OF CREDIT

       The Funds and other affiliated funds participated in a $500 million unsecured, committed line of credit, provided by PNC Bank and The Bank of New York, under a line of credit agreement. Under the terms, borrowings may be made for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Any borrowings must be repaid within 30 days of their receipt. Interest is charged to each Fund, based on its borrowings, at a premium above the Federal Funds Rate. In addition, a commitment fee, equal to an annual rate of 0.075% of the average daily unused portion of the line of credit, is allocated among the participants at the end of each quarter. The expiration date of the line of credit was October 28, 2005. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 27, 2006.

                                       C18

                                                     Average                        Number
                                                    Advances                       of Days
                                                  Outstanding     Average          Advances           Outstanding
                                                   During the     Interest        Outstanding        Borrowings at
Portfolio                                           Period          Rate       During the Period   December 31, 2005
---------                                        ------------     --------     -----------------   -----------------
William Blair International Growth .......       $ 3,214,286       3.25%                7            $        --
LSV International Value ..................         3,088,889       3.36%               27                     --
MFS Global Equity ........................         5,300,000       4.68%                1              5,300,000
Small-Cap Growth .........................         1,000,000       2.94%               30                     --
Federated Aggressive Growth ..............         6,111,111       2.77%                9                     --
Small-Cap Value ..........................         7,042,857       2.78%                7                     --
Goldman Sachs Mid-Cap Growth .............         7,333,333       2.67%                3                     --
Neuberger Berman Mid-Cap Growth ..........         3,008,621       3.21%               58                     --
Neuberger Berman Mid-Cap Value ...........         1,200,000       3.24%                1                     --
Mid-Cap Value ............................         1,418,605       3.27%               86                     --
T. Rowe Price Natural Resources ..........         3,025,000       3.74%               12                     --
T. Rowe Price Large-Cap Growth ...........         1,263,641       3.45%              117                     --
MFS Growth ...............................        18,000,000       2.69%                4                     --
Marsico Capital Growth ...................         2,950,000       2.77%                2                     --
Goldman Sachs Concentrated Growth ........         1,769,231       3.82%               26                     --
Large-Cap Value ..........................         4,300,000       4.32%                1                     --
AllianceBernstein Core Value .............         4,461,400       3.72%               20                     --
Cohen & Steers Realty ....................         3,329,167       3.67%               48                     --
AllianceBernstein Managed Index 500 ......         6,297,162       4.02%               74                     --
American Century Income & Growth .........         1,120,000       3.09%                5                     --
AllianceBernstein Growth and Income ......         2,500,000       2.75%                2                     --
Global Allocation ........................           405,714       3.49%                7                     --
American Century Strategic Balanced ......         1,072,222       3.75%               18                     --
T. Rowe Price Asset Allocation ...........         3,300,000       4.20%                4                     --
T. Rowe Price Global Bond ................         2,300,000       3.86%                1                     --
Goldman Sachs High Yield .................        27,386,667       3.59%               45                     --
Lord Abbett Bond-Debenture ...............        28,320,000       2.74%                5                     --

8. CAPITAL STOCK

       The Declaration of Trust permits the Trust's Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9. REORGANIZATION

       On June 8, 2005, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Plan") which provides for the transfer of all the assets of the following portfolios for shares of the acquiring portfolios and the assumption of the liabilities of the portfolios.

       Shareholders approved the Plan at a meeting on October 14, 2005 and the reorganization took place on December 5, 2005.

       The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Funds                                            Shares           Acquiring Funds          Shares            Value
------------                                          ----------     ----------------------      ----------     ------------
                                                                      AST Neuberger Berman
AST Alger All-CapGrowth ......................        53,681,168          Mid-Cap Growth         20,623,831     $336,590,027
                                                                      AST AllianceBernstein
AST AllianceBernstein Growth & Value .........         8,305,602         Managed Index 500        7,420,768       92,091,735

                                       C19

       The aggregate net assets and unrealized appreciation of the Merged and Acquiring Funds immediately before the acquisitions and the future utilization of the acquired capital loss carryforwards from the merged funds were as follows:

                                                             Total        Unrealized          Capital
                                                              Net        Appreciation/          Loss
Merged Funds                                                Assets      (Depreciation)     Carryforwards*
------------                                            -------------   --------------     --------------
AST Alger All-Cap Growth .........................      $336,590,027     $51,923,518        $356,330,675
AST AllianceBernstein Growth & Value .............        92,091,735      16,591,479                  --

Acquiring Funds
---------------
AST Neuberger Berman Mid-Cap Growth ..............      $398,852,694
AST AllianceBernstein Managed Index 500 ..........       441,361,308

       * The future utilization of the acquired capital loss carry forwards may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

10. OWNERSHIP

       As of December 31, 2005, more than 99% of each Portfolio was owned of record by American Skandia Life Assurance Corporation ("ASLAC") on behalf of the owners of the variable insurance products issued by ASLAC.

11. CHANGE IN FEDERAL INCOME TAX STATUS AND RELATED REORGANIZATION

       On January 2, 2006, each portfolio of the Trust (with the exception of Aggressive Asset Allocation Portfolio, Balanced Asset Allocation Portfolio, Capital Growth Asset Allocation Portfolio, Conservative Asset Allocation Portfolio, and Preservation Asset Allocation Portfolio) elected to be treated as a partnership for Federal income tax purposes. Pursuant to this election, each Portfolio contemporaneously liquidated its corporate structure and reformed itself as a partnership. Subsequent to January 2, 2006, each Portfolio's income, gains, losses and credits will be allocated directly to its partners and will retain the same character for federal income tax purposes. Furthermore, subsequent to January 2, 2006 each portfolio will not be able to realize any future benefit from any unused capital loss carryforward and other losses (if any) deferred from each Portfolio fiscal year ended December 31, 2005 as detailed in Note 6.

       Each Portfolio currently maintains a corporate structure in which shareholders participate in a Portfolio on the basis of the number of shares of such Portfolio they hold relative to the total number of Portfolio shares outstanding. Upon completion of each Portfolio's corporate liquidation and reconstitution as a partnership, that structure will be replaced with a capital account structure allowing for net increases and decreases in the net value of a Portfolio's assets to be allocated to a particular Portfolio investor's capital account, generally on a pro rata basis. The Investment objective, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios have not changed. In addition, the Trust obtained opinions of counsel that the change in the tax status and the related reorganization had no adverse federal income tax consequences for the Portfolios or Contract owners.

                                       C20

FINANCIAL HIGHLIGHTS

                                                                           AST JPMORGAN INTERNATIONAL EQUITY
                                                               -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------
                                                                 2005        2004          2003         2002         2001
                                                               -------      ------        ------       ------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................   $18.31       $15.81        $12.22       $15.07       $22.03
                                                               ------       ------        ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................     0.24         0.22          0.14         0.10         0.08
Net realized and unrealized gain (loss) on investments .....     1.75         2.46          3.56        (2.87)       (4.75)
                                                               ------       ------        ------       ------       ------
    Total from investment operations .......................     1.99         2.68          3.70        (2.77)       (4.67)
                                                               ------       ------        ------       ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................    (0.20)       (0.18)        (0.11)       (0.08)       (0.03)
Dividends from net realized gains ..........................       --           --            --           --        (2.26)
                                                               ------       ------        ------       ------       ------
    Total dividends and distributions ......................    (0.20)       (0.18)        (0.11)       (0.08)       (2.29)
                                                               ------       ------        ------       ------       ------
    Net Asset Value, end of year ...........................   $20.10       $18.31        $15.81       $12.22       $15.07
                                                               ======       ======        ======       ======       ======
TOTAL INVESTMENT RETURN(a) .................................    11.01%       17.11%        30.60%      (18.42)%     (22.75)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................   $469.4       $379.6        $339.0       $316.2       $444.3
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
       Reimbursement .......................................     1.07%        1.13%(b)      1.14%(b)     1.21%(b)     1.09%(b)
   Expenses Before Advisory Fee Waiver and Expense
       Reimbursement .......................................     1.07%        1.13%(b)      1.14%(b)     1.21%(b)     1.14%(b)
   Net investment income ...................................     1.41%        1.34%         1.02%        0.84%        0.45%
Portfolio turnover rate ....................................        7%          91%           50%          50%         162%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                                                                           AST WILLIAM BLAIR INTERNATIONAL GROWTH
                                                               --------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------------
                                                                 2005         2004          2003         2002          2001
                                                               --------     --------       ------       -------       -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................   $  12.01     $  10.44       $ 7.46       $ 10.39       $ 18.72
                                                               --------     --------       ------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............................       0.07         0.06        (0.06)         0.11          0.12
Net realized and unrealized gain (loss) on investments .....       1.90         1.62         3.04         (2.71)        (3.73)
                                                               --------     --------       ------       -------       -------
    Total from investment operations .......................       1.97         1.68         2.98         (2.60)        (3.61)
                                                               --------     --------       ------       -------       -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................      (0.13)       (0.11)          --         (0.33)        (0.82)
Dividends from net realized gains ..........................         --           --           --            --         (3.90)
                                                               --------     --------       ------       -------       -------
    Total dividends and distributions ......................      (0.13)       (0.11)          --         (0.33)        (4.72)
                                                               --------     --------       ------       -------       -------
    Net Asset Value, end of year ...........................   $  13.85     $  12.01       $10.44       $  7.46       $ 10.39
                                                               ========     ========       ======       =======       =======
TOTAL INVESTMENT RETURN(a) .................................      16.56%       16.15%       39.95%       (25.67)%      (23.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................   $1,811.2     $1,342.9       $641.5       $ 318.8       $ 587.4
Ratios to average net assets:
    Expenses After Advisory Fee Waivers ....................       1.08%        1.15%(b)     1.24%(b)      1.32%(b)      1.24%(b)
    Expenses Before Advisory Fee Waivers ...................       1.18%        1.26%(b)     1.34%(b)      1.32%(b)      1.24%(b)
    Net investment income ..................................       0.48%        0.31%        0.46%         0.41%         0.64%
Portfolio turnover rate ....................................         82%          94%          88%           94%           74%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D1

FINANCIAL HIGHLIGHTS

                                                                              AST LSV INTERNATIONAL VALUE
                                                               ----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------------
                                                                2005        2004         2003         2002         2001
                                                               ------      ------       ------       -------      -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................   $13.31      $11.15       $ 8.38       $ 10.10      $ 14.91
                                                               ------      ------       ------       -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............................     0.23        0.13         0.11          0.06        (0.01)
Net realized and unrealized gain (loss) on investments .....     1.57        2.19         2.71         (1.78)       (4.80)
                                                               ------      ------       ------       -------      -------
    Total from investment operations .......................     1.80        2.32         2.82         (1.72)       (4.81)
                                                               ------      ------       ------       -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM NET
    INVESTMENT INCOME: .....................................    (0.19)      (0.16)       (0.05)           --          --
                                                               ------      ------       ------       -------      -------
    Net Asset Value, end of year ...........................   $14.92      $13.31       $11.15       $  8.38      $ 10.10
                                                               ======      ======       ======       =======      =======
TOTAL INVESTMENT RETURN(a) .................................    13.71%      21.04%       33.91%       (17.03)%     (32.21)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................   $258.6      $193.7       $172.1       $ 129.0      $ 155.0
Ratios to average net assets:
    Expenses After Advisory Fee Waiver and Expense
       Reimbursement .......................................     1.13%       1.22%(b)     1.12%(b)      1.34%(b)     1.66%(b)
    Expenses Before Advisory Fee Waiver and Expense
       Reimbursement .......................................     1.26%       1.37%(b)     1.27%(b)      1.44%(b)     1.60%(b)
    Net investment income (loss) ...........................     2.11%       1.08%        1.22%         0.59%       (0.07)%
Portfolio turnover rate ....................................       30%        242%         138%          354%         712%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                                                                                       AST MFS GLOBAL EQUITY
                                                                   ----------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------------------------
                                                                    2005        2004          2003        2002          2001
                                                                   ------      ------        ------      -------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................       $12.11      $10.25        $ 8.08      $  9.21       $10.23
                                                                   ------      ------        ------      -------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................         0.08        0.04          0.02         0.02           --
Net realized and unrealized gain (loss) on investments .....         0.82        1.84          2.17        (1.15)       (1.02)
                                                                   ------      ------        ------      -------       ------
    Total from investment operations .......................         0.90        1.88          2.19        (1.13)       (1.02)
                                                                   ------      ------        ------      -------       ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM NET
    INVESTMENT INCOME: .....................................        (0.03)      (0.02)        (0.02)          --           --
                                                                   ------      ------        ------      -------       ------
    Net Asset Value, end of year ...........................       $12.98      $12.11        $10.25      $  8.08       $ 9.21
                                                                   ======      ======        ======      =======       ======
TOTAL INVESTMENT RETURN(a) .................................         7.57%      18.39%        27.14%      (12.26)%      (9.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................       $152.7      $166.3        $102.9      $  60.2       $ 55.9
Ratios to average net assets:
    Expenses After Advisory Fee Waiver and Expense
       Reimbursement .......................................         1.26%       1.35%(b)      1.40%(b)     1.41%(b)     1.50%(b)
    Expenses Before Advisory Fee Waiver and Expense
       Reimbursement .......................................         1.26%       1.35%(b)      1.40%(b)     1.41%(b)     1.40%(b)
    Net investment income ..................................         0.58%       0.41%         0.32%        0.25%        0.02%
Portfolio turnover rate ....................................           49%         48%           54%          74%          89%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D2

FINANCIAL HIGHLIGHTS

                                                                                       AST SMALL-CAP GROWTH
                                                                  -----------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                  -----------------------------------------------------------
                                                                    2005       2004          2003         2002          2001
                                                                  ------      ------        ------       -------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................      $14.07      $15.12        $10.41       $ 15.87       $20.30
                                                                  ------      ------        ------       -------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................................       (0.08)      (0.14)        (0.09)        (0.13)       (0.07)
Net realized and unrealized gain (loss) on investments .....        0.29       (0.91)         4.80         (5.33)       (1.27)
                                                                  ------      ------        ------       -------       ------
    Total from investment operations .......................        0.21       (1.05)         4.71         (5.46)       (1.34)
                                                                  ------      ------        ------       -------       ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM NET REALIZED GAINS: ..          --          --            --            --        (3.09)
                                                                  ------      ------        ------       -------       ------
    Net Asset Value, end of year ...........................      $14.28      $14.07        $15.12       $ 10.41       $15.87
                                                                  ======      ======        ======       =======       ======
TOTAL INVESTMENT RETURN(a) .................................        1.49%      (6.94)%       45.24%       (34.41)%      (6.47)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................      $187.5      $226.1        $338.2       $ 254.0       $494.9
Ratios to average net assets:
    Expenses After Advisory Fee Waiver and Expense
       Reimbursement .......................................        1.07%       1.16%(b)      1.20%(b)      1.23%(b)     1.16%(b)
    Expenses Before Advisory Fee Waiver and Expense
       Reimbursement .......................................        1.15%       1.16%(b)      1.20%(b)      1.23%(b)     1.16%(b)
    Net investment loss ....................................       (0.53)%     (0.87)%       (0.65)%       (0.74)%      (0.51)%
Portfolio turnover rate ....................................         113%        237%          107%          123%         136%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                                                                               AST DeAM SMALL-CAP GROWTH
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2005        2004         2003          2002         2001
                                                               ------      ------       ------        ------      -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................   $ 8.35      $ 7.63       $ 5.17        $ 7.03      $ 11.72
                                                               ------      ------       ------        ------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................................    (0.06)      (0.06)       (0.01)        (0.01)       (0.05)
Net realized and unrealized gain (loss) on investments .....     0.09        0.78         2.47         (1.85)       (2.95)
                                                               ------      ------       ------        ------      -------
    Total from investment operations .......................     0.03        0.72         2.46         (1.86)       (3.00)
                                                               ------      ------       ------        ------      -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM NET REALIZED GAINS: ..       --          --           --            --        (1.69)
                                                               ------      ------       ------        ------      -------
    Net Asset Value, end of year ...........................   $ 8.38      $ 8.35       $ 7.63        $ 5.17      $  7.03
                                                               ======      ======       ======        ======      =======
TOTAL INVESTMENT RETURN(a) .................................     0.36%       9.44%       47.58%       (26.46)%     (28.43)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................   $256.9      $340.8       $403.4        $293.3      $ 537.3
Ratios to average net assets:
   Expenses After Advisory Fee Waivers .....................     1.07%       1.02%(b)     1.02%(b)      1.00%(b)     1.16%(b)
   Expenses Before Advisory Fee Waivers ....................     1.15%       1.17%(b)     1.17%(b)      1.15%(b)     1.17%(b)
   Net investment loss .....................................    (0.62)%     (0.66)%      (0.19)%       (0.12)%      (0.64)%
Portfolio turnover rate ....................................      150%        145%         185%          132%         196%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D3

FINANCIAL HIGHLIGHTS

                                                                           AST FEDERATED AGGRESSIVE GROWTH
                                                               ---------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------------
                                                                2005        2004         2003         2002        2001
                                                               ------      ------       ------      -------      -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................   $10.41      $ 8.61       $ 5.09      $  7.22      $  9.10
                                                               ------      ------       ------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................................    (0.04)      (0.07)       (0.05)       (0.04)       (0.03)
Net realized and unrealized gain (loss) on investments .....     0.90        2.03         3.57        (2.05)       (1.85)
                                                               ------      ------       ------      -------      -------
    Total from investment operations .......................     0.86        1.96         3.52        (2.09)       (1.88)
                                                               ------      ------       ------      -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................       --          --           --           --           --(c)
Dividends from net realized gains ..........................    (0.81)      (0.16)          --        (0.04)          --
                                                               ------      ------       ------      -------      -------
    Total dividends and distributions ......................    (0.81)      (0.16)          --        (0.04)          --(c)
                                                               ------      ------       ------      -------      -------
    Net Asset Value, end of year ...........................   $10.46      $10.41       $ 8.61      $  5.09      $  7.22
                                                               ======      ======       ======      =======      =======
TOTAL INVESTMENT RETURN(a) .................................     9.44%      23.07%       69.16%      (29.19)%     (20.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................   $554.0      $347.7       $187.6      $  39.1      $  49.5
Ratios to average net assets:
    Expenses After Advisory Fee Waiver and Expense
       Reimbursement .......................................     1.12%       1.19%(b)     1.22%(b)     1.35%(b)     1.35%(b)
    Expenses Before Advisory Fee Waiver and Expense
       Reimbursement .......................................     1.12%       1.19%(b)     1.22%(b)     1.38%(b)     1.78%(b)
    Net investment loss ....................................    (0.66)%     (0.88)%      (0.99)%      (1.02)%      (0.84)%
Portfolio turnover rate ....................................       39%         81%          96%         250%         244%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)  Less than $0.005 per share.

                                                                         AST GOLDMAN SACHS SMALL-CAP VALUE
                                                               --------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------
                                                                2005        2004         2003         2002        2001
                                                               ------      ------       ------       ------      ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................   $21.45      $18.12       $12.96       $15.55      $14.55
                                                               ------      ------       ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................     0.09        0.11         0.08         0.11        0.08
Net realized and unrealized gain (loss) on investments .....     0.64        3.50         5.19        (1.21)       1.34
                                                               ------      ------       ------       ------      ------
   Total from investment operations ........................     0.73        3.61         5.27        (1.10)       1.42
                                                               ------      ------       ------       ------      ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................    (0.07)      (0.04)       (0.11)       (0.06)         --
Dividends from net realized gains ..........................    (3.58)      (0.24)          --        (1.43)      (0.42)
                                                               ------      ------       ------       ------      ------
   Total dividends and distributions .......................    (3.65)      (0.28)       (0.11)       (1.49)      (0.42)
                                                               ------      ------       ------       ------      ------
   Net Asset Value, end of year ............................   $18.53      $21.45       $18.12       $12.96      $15.55
                                                               ======      ======       ======       ======      ======
TOTAL INVESTMENT RETURN(a) .................................     4.98%      20.18%       41.08%       (7.93)%      9.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................   $258.8      $323.1       $343.4       $315.1      $432.5
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
       Reimbursement .......................................     1.17%       1.22%(b)     1.26%(b)     1.27%(b)    1.18%(b)
   Expenses Before Advisory Fee Waiver and Expense
       Reimbursement .......................................     1.17%       1.22%(b)     1.26%(b)     1.27%(b)    1.18%(b)
   Net investment income ...................................     0.45%       0.48%        0.40%        0.62%       0.69%
Portfolio turnover rate ....................................       48%         61%          67%         129%        159%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D4

FINANCIAL HIGHLIGHTS

                                                                                 AST SMALL-CAP VALUE
                                                              ----------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                 2005        2004         2003         2002        2001
                                                              --------      ------       ------       ------      ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................  $  18.28      $15.70       $11.59       $13.07      $13.02
                                                              --------      ------       ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................      0.09        0.02         0.01         0.03        0.04
Net realized and unrealized gain (loss) on investments .....      0.71        2.56         4.13        (1.23)       0.84
                                                              --------      ------       ------       ------      ------
   Total from investment operations ........................      0.80        2.58         4.14        (1.20)       0.88
                                                              --------      ------       ------       ------      ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................     (0.01)         --(c)     (0.03)       (0.06)      (0.07)
Dividends from net realized gains ..........................     (4.03)         --           --        (0.22)      (0.76)
                                                              --------      ------       ------       ------      ------
    Total dividends and distributions ......................     (4.04)         --(c)     (0.03)       (0.28)      (0.83)
                                                              --------      ------       ------       ------      ------
    Net Asset Value, end of year ...........................  $  15.04      $18.28       $15.70       $11.59      $13.07
                                                              ========      ======       ======       ======      ======
TOTAL INVESTMENT RETURN(a) .................................      6.64%      16.44%       35.78%       (9.38)%      6.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................  $1,067.8      $922.1       $774.4       $501.1      $538.5
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
       Reimbursement .......................................      1.07%       1.08%(b)     1.10%(b)     1.10%(b)    1.08%(b)
   Expenses Before Advisory Fee Waiver and Expense
       Reimbursement .......................................      1.07%       1.08%(b)     1.10%(b)     1.10%(b)    1.08%(b)
   Net investment income ...................................      0.64%       0.15%        0.04%        0.20%       0.54%
Portfolio turnover rate ....................................        59%        124%          26%          24%         59%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Less than $0.005 per share.

                                                                              AST DeAM SMALL-CAP VALUE
                                                                ---------------------------------------------------
                                                                                                    MAY 1, 2002(e)
                                                                    YEAR ENDED DECEMBER 31,            THROUGH
                                                                -------------------------------      DECEMBER 31,
                                                                 2005        2004         2003          2002
                                                                ------      ------       ------        -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................    $12.85      $11.10       $ 7.75        $ 10.00
                                                                ------      ------       ------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................      0.06        0.03         0.03           0.02
Net realized and unrealized gain (loss) on investments .....      0.06        2.31         3.33          (2.27)
                                                                ------      ------       ------        -------
   Total from investment operations ........................      0.12        2.34         3.36          (2.25)
                                                                ------      ------       ------        -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................     (0.02)      (0.02)       (0.01)            --
Dividends from net realized gains ..........................     (1.00)      (0.57)          --             --
                                                                ------      ------       ------        -------
   Total dividends and distributions .......................     (1.02)      (0.59)       (0.01)            --
                                                                ------      ------       ------        -------
   Net Asset Value, end of year ............................    $11.95      $12.85       $11.10        $  7.75
                                                                ======      ======       ======        =======
TOTAL INVESTMENT RETURN(a) .................................      1.19%      22.11%       43.46%        (22.50)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................    $108.6      $111.8       $ 52.0        $  13.4
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
       Reimbursement .......................................      1.05%       1.13%(b)     1.15%(b)       1.15%(b)(c)
   Expenses Before Advisory Fee Waiver and Expense
       Reimbursement .......................................      1.19%       1.28%(b)     1.36%(b)       1.48%(b)(c)
   Net investment income ...................................      0.50%       0.47%        0.62%          0.43%(c)
Portfolio turnover rate ....................................       226%        215%         193%           122%(d)

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)  Annualized.

(d)  Not annualized.

(e)  Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D5

FINANCIAL HIGHLIGHTS

                                                                                AST GOLDMAN SACHS MID-CAP GROWTH
                                                                  ------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------
                                                                    2005        2004          2003          2002        2001
                                                                   ------      ------        ------       -------      -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................       $ 4.41      $ 3.79        $ 2.88       $  3.97      $  6.64
                                                                   ------      ------        ------       -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................................        (0.02)      (0.02)        (0.01)        (0.02)       (0.03)
Net realized and unrealized gain (loss) on investments .....         0.23        0.64          0.92         (1.07)       (2.64)
                                                                   ------      ------        ------       -------      -------
    Total from investment operations .......................         0.21        0.62          0.91         (1.09)       (2.67)
                                                                   ------      ------        ------       -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM NET INVESTMENT INCOME:           --          --            --            --           --(C)
                                                                   ------      ------        ------       -------      -------
    Net Asset Value, end of year ...........................       $ 4.62      $ 4.41        $ 3.79       $  2.88      $  3.97
                                                                   ======      ======        ======       =======      =======
TOTAL INVESTMENT RETURN(a) .................................         4.76%      16.36%        31.60%       (27.46)%     (40.17)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................       $394.8      $276.7        $160.5       $  61.4      $  71.0
Ratios to average net assets:
   Expenses After Advisory Fee Waivers .....................         1.12%       1.20%(b)      1.31%(b)      1.31%(b)     1.34%(b)
   Expenses Before Advisory Fee Waivers ....................         1.18%       1.32%(b)      1.41%(b)      1.33%(b)     1.34%(b)
   Net investment loss .....................................        (0.62)%     (0.48)%       (0.54)%       (0.65)%      (0.63)%
Portfolio turnover rate ....................................           71%         54%           59%          162%         203%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)  Less than $0.005 per share.

                                                                              AST NEUBERGER BERMAN MID-CAP GROWTH
                                                                  -------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                  -------------------------------------------------------------
                                                                    2005        2004          2003          2002         2001
                                                                   ------      ------        ------       -------       -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................       $14.23      $12.26        $ 9.39       $ 13.65       $ 21.63
                                                                   ------      ------        ------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................................        (0.05)      (0.09)        (0.09)        (0.13)        (0.06)
Net realized and unrealized gain (loss) on investments .....         1.97        2.06          2.96         (4.13)        (5.02)
                                                                   ------      ------        ------       -------       -------
    Total from investment operations .......................         1.92        1.97          2.87         (4.26)        (5.08)
                                                                   ------      ------        ------       -------       -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM NET REALIZED GAINS: ..           --          --            --            --         (2.90)
                                                                   ------      ------        ------       -------       -------
    Net Asset Value, end of year ...........................       $16.15      $14.23        $12.26       $  9.39       $ 13.65
                                                                   ======      ======        ======       =======       =======
TOTAL INVESTMENT RETURN(a) .................................        13.49%      16.07%        30.56%       (31.21)%      (25.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................       $718.1      $400.6        $360.0       $ 287.5       $ 518.6
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
       Reimbursement .......................................         1.04%       1.15%(b)      1.17%(b)      1.16%(b)      1.12%(b)
   Expenses Before Advisory Fee Waiver and Expense
       Reimbursement .......................................         1.08%       1.16%(b)      1.17%(b)      1.16%(b)      1.12%(b)
   Net investment loss .....................................        (0.58)%     (0.71)%       (0.83)%       (0.84)%       (0.60)%
Portfolio turnover rate ....................................          105%         90%          150%          104%          117%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D6

FINANCIAL HIGHLIGHTS

                                                                               AST NEUBERGER BERMAN MID-CAP VALUE
                                                                 -------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------------------------
                                                                  2005         2004         2003         2002         2001
                                                                 --------    --------     --------      -------      --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................     $  21.30    $  17.80     $  13.09      $ 15.41      $  16.85
                                                                 --------    --------     --------      -------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................         0.10        0.03         0.02         0.03          0.08
Net realized and unrealized gain (loss) on investments .....         2.08        3.94         4.72        (1.56)        (0.60)
                                                                 --------    --------     --------      -------      --------
   Total from investment operations ........................         2.18        3.97         4.74        (1.53)        (0.52)
                                                                 --------    --------     --------      -------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................        (0.03)      (0.02)       (0.03)       (0.08)        (0.02)
Dividends from net realized gains ..........................        (3.00)      (0.45)          --        (0.71)        (0.90)
                                                                 --------    --------     --------      -------      --------
    Total dividends and distributions ......................        (3.03)      (0.47)       (0.03)       (0.79)        (0.92)
                                                                 --------    --------     --------      -------      --------
    Net Asset Value, end of year ...........................     $  20.45    $  21.30     $  17.80      $ 13.09      $  15.41
                                                                 ========    ========     ========      =======      ========
TOTAL INVESTMENT RETURN(a) .................................        12.05%      22.84%       36.32%      (10.56)%       (3.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................     $1,479.0    $1,309.8     $1,027.4      $ 761.0      $1,003.0
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
       Reimbursement .......................................         1.01%       1.09%(b)     1.15%(b)     1.16%(b)      1.22%(b)
   Expenses Before Advisory Fee Waiver and Expense
       Reimbursement .......................................         1.03%       1.10%(b)     1.15%(b)     1.16%(b)      1.22%(b)
   Net investment income ...................................         0.52%       0.17%        0.15%        0.20%         0.55%
Portfolio turnover rate ....................................          103%         68%          70%          92%          221%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                                                                                        AST MID-CAP VALUE
                                                                ------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------
                                                                  2005        2004          2003        2002          2001
                                                                -------      ------        ------      ------        ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................     $12.03      $10.46        $ 7.77      $  9.86       $10.09
                                                                 ------      ------        ------      -------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................       0.07        0.04          0.04         0.06         0.04
Net realized and unrealized gain (loss) on investments .....       0.58        1.56          2.72        (2.09)       (0.25)
                                                                 ------      ------        ------      -------       ------
   Total from investment operations ........................       0.65        1.60          2.76        (2.03)       (0.21)
                                                                 ------      ------        ------      -------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................      (0.05)      (0.03)        (0.07)       (0.06)       (0.01)
Dividends from net realized gains ..........................         --          --            --           --        (0.01)
                                                                 ------      ------        ------      -------       ------
    Total dividends and distributions ......................      (0.05)      (0.03)        (0.07)       (0.06)       (0.02)
                                                                 ------      ------        ------      -------       ------
    Net Asset Value, end of year ...........................     $12.63      $12.03        $10.46      $  7.77       $ 9.86
                                                                 ======      ======        ======      =======       ======
TOTAL INVESTMENT RETURN(a) .................................       5.43%      15.32%        35.85%      (20.71)%      (2.18)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................     $161.2      $195.4        $181.9      $ 113.6       $158.9
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
       Reimbursement .......................................       1.17%       1.21%(b)      1.20%(b)     1.19%(b)     1.20%(b)
   Expenses Before Advisory Fee Waiver and Expense
       Reimbursement .......................................       1.17%       1.21%(b)      1.20%(b)     1.19%(b)     1.20%(b)
   Net investment income ...................................       0.45%       0.40%         0.41%        0.63%        0.89%
Portfolio turnover rate ....................................        109%         27%           30%          28%          68%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results..

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D7

FINANCIAL HIGHLIGHTS

                                                                            AST T. ROWE PRICE NATURAL RESOURCES
                                                                ----------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------------
                                                                  2005        2004          2003        2002         2001
                                                                -------      ------        ------      ------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................     $22.63      $17.45        $13.56      $15.12       $16.50
                                                                 ------      ------        ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................       0.12        0.10          0.12        0.07         0.15
Net realized and unrealized gain (loss) on investments .....       6.58        5.28          4.25       (0.85)       (0.04)
                                                                 ------      ------        ------      ------       ------
   Total from investment operations ........................       6.70        5.38          4.37       (0.78)        0.11
                                                                 ------      ------        ------      ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................      (0.06)      (0.20)        (0.20)      (0.24)       (0.20)
Dividends from net realized gains ..........................      (1.72)         --         (0.28)      (0.54)       (1.29)
                                                                 ------      ------        ------      ------       ------
    Total dividends and distributions ......................      (1.78)      (0.20)        (0.48)      (0.78)       (1.49)
                                                                 ------      ------        ------      ------       ------
    Net Asset Value, end of year ...........................     $27.55      $22.63        $17.45      $13.56       $15.12
                                                                 ======      ======        ======      ======       ======
TOTAL INVESTMENT RETURN(a) .................................      31.40%      31.19%        33.52%      (5.53)%       0.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................     $418.4      $238.1        $170.9      $122.7       $135.6
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
       Reimbursement .......................................       1.08%       1.17%(b)      1.17%(b)    1.16%(b)     1.08%(b)
   Expenses Before Advisory Fee Waiver and Expense
       Reimbursement .......................................       1.08%       1.17%(b)      1.17%(b)    1.16%(b)     1.11%(b)
   Net investment income ...................................       0.59%       0.49%         0.77%       0.54%        0.85%
Portfolio turnover rate ....................................         47%         63%           43%         56%          36%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                                                                             AST T. ROWE PRICE LARGE-CAP GROWTH
                                                                -----------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------
                                                                  2005        2004          2003         2002        2001
                                                                -------      ------        ------      -------      -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................     $ 8.83      $ 8.35        $ 6.75      $  9.78      $ 15.15
                                                                 ------      ------        ------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................................      (0.02)      (0.01)        (0.01)       (0.03)       (0.02)
Net realized and unrealized gain (loss) on investments .....       1.47        0.49          1.61        (3.00)       (1.93)
                                                                 ------      ------        ------      -------      -------
    Total from investment operations .......................       1.45        0.48          1.60        (3.03)       (1.95)
                                                                 ------      ------        ------      -------      -------
LESS DIVIDENDS FROM NET REALIZED GAINS: ....................         --          --            --           --        (3.42)
                                                                 ------      ------        ------      -------      -------
    Net Asset Value, end of year ...........................     $10.28      $ 8.83        $ 8.35      $  6.75      $  9.78
                                                                 ======      ======        ======      =======      =======
TOTAL INVESTMENT RETURN(a) .................................      16.42%       5.75%        23.70%      (30.98)%     (14.72)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................     $337.5      $258.1        $237.1      $ 240.5      $ 453.0
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
       Reimbursement .......................................       1.06%       1.14%(b)      1.16%(b)     1.13%(b)     1.13%(b)
   Expenses Before Advisory Fee Waiver and Expense
       Reimbursement .......................................       1.11%       1.17%(b)      1.16%(b)     1.13%(b)     1.13%(b)
   Net investment loss .....................................      (0.32)%     (0.07)%       (0.14)%      (0.31)%      (0.22)%
Portfolio turnover rate ....................................        165%         95%           63%          59%         106%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D8

FINANCIAL HIGHLIGHTS

                                                                                     AST MFS GROWTH
                                                                -----------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------
                                                                  2005        2004          2003         2002        2001
                                                                -------      ------        ------      -------      -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................     $ 8.08      $ 7.30        $ 5.94      $  8.27      $ 10.56
                                                                 ------      ------        ------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................................         --          --         (0.01)       (0.02)       (0.01)
Net realized and unrealized gain (loss) on investments .....       0.51        0.78          1.37        (2.31)       (2.28)
                                                                 ------      ------        ------      -------      -------
    Total from investment operations .......................       0.51        0.78          1.36        (2.33)       (2.29)
                                                                 ------      ------        ------      -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM NET INVESTMENT INCOME:         --(c)       --            --           --           --(c)
                                                                 ------      ------        ------      -------      -------
    Net Asset Value, end of year ...........................     $ 8.59      $ 8.08        $ 7.30      $  5.94      $  8.27
                                                                 ======      ======        ======      =======      =======
TOTAL INVESTMENT RETURN(a) .................................       6.32%      10.69%        22.90%      (28.17)%     (21.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................     $557.4      $534.9        $593.3      $ 526.1       $974.4
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
       Reimbursement .......................................       1.05%       1.08%(b)      1.25%(b)     1.18%(b)     1.11%(b)
   Expenses Before Advisory Fee Waiver and Expense
       Reimbursement .......................................       1.08%       1.11%(b)      1.25%(b)     1.18%(b)     1.11%(b)
   Net investment income (loss) ............................       0.00%       0.01%        (0.20)%      (0.28)%      (0.12)%
Portfolio turnover rate ....................................        200%        201%          262%         198%         210%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)  Less than $0.005 per share.

                                                                                 AST MARSICO CAPITAL GROWTH
                                                               --------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------------
                                                                 2005         2004          2003          2002         2001
                                                               --------     --------      --------      --------     --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................   $  17.86     $  15.44      $  11.72      $  13.88     $  18.10
                                                               --------     --------      --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............................       0.01           --(c)      (0.02)        (0.04)       (0.04)
Net realized and unrealized gain (loss) on investments .....       1.21         2.42          3.74         (2.12)       (3.84)
                                                               --------     --------      --------      --------     --------
    Total from investment operations .......................       1.22         2.42          3.72         (2.16)       (3.88)
                                                               --------     --------      --------      --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM NET REALIZED GAINS: ..         --           --            --            --        (0.34)
                                                               --------     --------      --------      --------     --------
    Net Asset Value, end of year ...........................   $  19.08     $  17.86      $  15.44      $  11.72     $  13.88
                                                               ========     ========      ========      ========     ========
TOTAL INVESTMENT RETURN(a) .................................       6.83%       15.67%        31.74%       (15.56)%     (21.71)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................   $3,296.1     $2,295.0      $1,710.6      $1,081.1     $1,252.4
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
       Reimbursement .......................................       1.00%        1.05%(b)      1.10%(b)      1.09%(b)     1.06%(b)
   Expenses Before Advisory Fee Waiver and Expense
       Reimbursement .......................................       1.03%        1.07%(b)      1.11%(b)      1.10%(b)     1.08%(b)
   Net investment income (loss) ............................       0.07%       (0.01)%       (0.21)%       (0.29)%      (0.25)%
Portfolio turnover rate ....................................         66%          72%           82%          109%         111%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)  Less than $0.005 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D9

FINANCIAL HIGHLIGHTS

                                                                           AST GOLDMAN SACHS CONCENTRATED GROWTH
                                                               ---------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------------------
                                                                 2005        2004          2003          2002           2001
                                                               ------       ------       --------      --------       --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................   $21.62       $20.85       $  16.71      $  23.97       $  35.08
                                                               ------       ------       --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............................       --(c)      0.10          (0.05)         0.06           0.13
Net realized and unrealized gain (loss) on investments .....     0.71         0.67           4.25         (7.18)        (11.24)
                                                               ------       ------       --------      --------       --------
    Total from investment operations .......................     0.71         0.77           4.20         (7.12)        (11.11)
                                                               ------       ------       --------      --------       --------
LESS DIVIDENDS FROM NET INVESTMENT INCOME: .................    (0.11)          --          (0.06)        (0.14)            --
                                                               ------       ------       --------      --------       --------
    Net Asset Value, end of year ...........................   $22.22       $21.62       $  20.85      $  16.71       $  23.97
                                                               ======       ======       ========      ========       ========
TOTAL INVESTMENT RETURN(a) .................................     3.32%        3.69%         25.25%       (29.84)%       (31.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................   $755.1       $968.8       $1,151.2      $1,147.6       $2,452.7
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
       Reimbursement .......................................     0.97%        1.04%(b)       1.06%(b)      1.06%(b)       1.04%(b)
   Expenses Before Advisory Fee Waiver and Expense
       Reimbursement .......................................     1.06%        1.11%(b)       1.13%(b)      1.09%(b)       1.07%(b)
   Net investment income (loss) ............................    (0.01)%       0.43%         (0.26)%        0.23%          0.45%
Portfolio turnover rate ....................................       40%          18%            21%          109%            46%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)  Less than $0.005 per share.

                                                                                 AST DeAM LARGE-CAP VALUE
                                                                ----------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------------
                                                                 2005         2004         2003         2002         2001
                                                                ------       ------       ------       -------      ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................    $11.54       $ 9.85       $ 7.85       $  9.30      $ 9.85
                                                                ------       ------       ------       -------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................      0.14         0.11         0.09          0.06        0.01
Net realized and unrealized gain (loss) on investments .....      0.93         1.67         1.98         (1.48)      (0.55)
                                                                ------       ------       ------       -------      ------
    Total from investment operations .......................      1.07         1.78         2.07         (1.42)      (0.54)
                                                                ------       ------       ------       -------      ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM NET INVESTMENT INCOME:     (0.11)       (0.09)       (0.07)        (0.03)      (0.01)
                                                                ------       ------       ------       -------      ------
    Net Asset Value, end of year ...........................    $12.50       $11.54       $ 9.85       $  7.85      $ 9.30
                                                                ======       ======       ======       =======      ======
TOTAL INVESTMENT RETURN(a) .................................      9.33%       18.17%       26.59%       (15.30)%     (5.53)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................    $174.1       $191.9       $133.8       $ 110.0      $ 45.4
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
       Reimbursement .......................................      1.01%        0.99%(b)     0.99%(b)      1.07%(b)    1.35%(b)
   Expenses Before Advisory Fee Waiver and Expense
       Reimbursement .......................................      1.07%        1.11%(b)     1.09%(b)      1.15%(b)    1.35%(b)
   Net investment income ...................................      1.20%        1.24%        1.13%         0.96%       0.51%
Portfolio turnover rate ....................................       233%         189%         161%          202%        134%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D10

FINANCIAL HIGHLIGHTS

                                                                                   AST LARGE-CAP VALUE
                                                               ---------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------------
                                                                2005        2004         2003         2002         2001
                                                               ------      ------       ------       ------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................   $16.66      $14.66       $12.55       $15.59       $17.59
                                                               ------      ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................     0.21        0.18         0.24         0.30         0.34
Net realized and unrealized gain (loss) on investments .....     0.85        2.05         2.18        (2.96)       (1.82)
                                                               ------      ------       ------       ------       ------
   Total from investment operations ........................     1.06        2.23         2.42        (2.66)       (1.48)
                                                               ------      ------       ------       ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................    (0.15)      (0.23)       (0.31)       (0.38)       (0.36)
Dividends from net realized gains ..........................       --          --           --           --        (0.16)
                                                               ------      ------       ------       ------       ------
   Total dividends and distributions .......................    (0.15)      (0.23)       (0.31)       (0.38)       (0.52)
                                                               ------      ------       ------       ------       ------
   Net Asset Value, end of year ............................   $17.57      $16.66       $14.66       $12.55       $15.59
                                                               ======      ======       ======       ======       ======
TOTAL INVESTMENT RETURN(a) .................................     6.46%      15.45%       19.94%      (17.49)%      (8.59)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................   $785.2      $636.8       $640.1       $660.5     $1,029.1
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ........................................     0.88%       0.90%(b)     0.98%(b)     0.95%(b)     0.91%(b)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement ........................................     0.91%       0.94%(b)     0.98%(b)     0.95%(b)     0.92%(b)
   Net investment income ...................................     1.41%       1.05%        1.50%        1.80%        2.17%
Portfolio turnover rate ....................................       92%        127%         100%          32%          26%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                                                                                AST ALLIANCEBERNSTEIN CORE VALUE
                                                               --------------------------------------------------------------
                                                                                  YEAR ENDED                   MAY 1, 2001(e)
                                                                                 DECEMBER 31,                     THROUGH
                                                               ---------------------------------------------    DECEMBER 31,
                                                                2005        2004         2003         2002         2001
                                                               ------      ------       ------       ------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......................   $12.25      $11.17        $8.77       $10.14       $10.00
                                                               ------      ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................     0.18        0.12         0.18         0.09         0.04
Net realized and unrealized gain (loss) on investments .....     0.47        1.38         2.28        (1.43)        0.10
                                                               ------      ------       ------       ------       ------
Total from investment operations ...........................     0.65        1.50         2.46        (1.34)        0.14
                                                               ------      ------       ------       ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................    (0.15)      (0.15)       (0.06)       (0.03)          --
Dividends from net realized gains ..........................    (0.30)      (0.27)          --           --           --
                                                               ------      ------       ------       ------       ------
Total dividends and distributions ..........................    (0.45)      (0.42)       (0.06)       (0.03)          --
                                                               ------      ------       ------       ------       ------
Net Asset Value, end of period .............................   $12.45      $12.25       $11.17       $ 8.77       $10.14
                                                               ======      ======       ======       ======       ======
TOTAL INVESTMENT RETURN(a) .................................     5.51%      13.92%       28.31%      (13.24)%       1.40%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period(in millions) .....................   $290.2      $287.5       $192.5       $199.2       $ 44.1
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ........................................     0.94%       1.04%(b)     1.14%(b)     1.00%(b)     1.15%(b)(c)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement ........................................     0.94%       1.04%(b)     1.14%(b)     1.00%(b)     1.15%(b)(c)
Net investment income ......................................     1.43%       1.48%        1.55%        1.63%        1.36%(c)
Portfolio turnover rate ....................................       29%         33%          90%          28%          25%(d)

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.
(e) Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D11

FINANCIAL HIGHLIGHTS

                                                                                AST COHEN & STEERS REALTY
                                                               ----------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------------
                                                                2005         2004         2003         2002         2001
                                                               ------       ------       ------       ------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................   $17.17       $12.91       $10.05       $10.11       $10.18
                                                               ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................     0.59         0.41         0.49         0.49         0.50
Net realized and unrealized gain (loss) on investments .....     1.58         4.36         3.02        (0.22)       (0.23)
                                                               ------       ------       ------       ------       ------
   Total from investment operations ........................     2.17         4.77         3.51         0.27         0.27
                                                               ------       ------       ------       ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................    (0.26)       (0.32)       (0.41)       (0.33)       (0.34)
Dividends from net realized gains ..........................    (1.30)       (0.19)       (0.24)          --           --
                                                               ------       ------       ------       ------       ------
   Total dividends and distributions .......................    (1.56)       (0.51)       (0.65)       (0.33)       (0.34)
                                                               ------       ------       ------       ------       ------
   Net Asset Value, end of year ............................   $17.78       $17.17       $12.91       $10.05       $10.11
                                                               ======       ======       ======       ======       ======
TOTAL INVESTMENT RETURN(a) .................................    14.82%       37.95%       37.43%        2.65%        2.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................   $410.3       $423.5       $289.5       $177.5       $139.6
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
         Reimbursement .....................................     1.09%        1.12%(b)     1.24%(b)     1.26%(b)     1.21%(b)
   Expenses Before Advisory Fee Waiver and Expense
         Reimbursement .....................................     1.18%        1.23%(b)     1.24%(b)     1.26%(b)     1.21%(b)
   Net investment income ...................................     3.27%        3.49%        5.43%        5.11%        5.01%
Portfolio turnover rate ....................................       32%          32%          34%          60%          59%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                                                                       AST ALLIANCEBERNSTEIN MANAGED INDEX 500
                                                               -------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                               -------------------------------------------------------
                                                                2005       2004         2003         2002         2001
                                                               ------     ------       ------       ------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................   $11.97     $10.98       $ 8.75       $11.14       $12.63
                                                               ------     ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................     0.12       0.15         0.11         0.11         0.11
Net realized and unrealized gain (loss) on investments .....     0.29       0.94         2.24        (2.39)       (1.36)
                                                               ------     ------       ------       ------       ------
   Total from investment operations ........................     0.41       1.09         2.35        (2.28)       (1.25)
                                                               ------     ------       ------       ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................     0.15)     (0.10)       (0.12)       (0.11)       (0.11)
Dividends from net realized gains ..........................       --       --          --          --            (0.13)
                                                               ------     ------       ------       ------       ------
   Total dividends and distributions .......................    (0.15)     (0.10)       (0.12)       (0.11)       (0.24)
                                                               ------     ------       ------       ------       ------
   Net Asset Value, end of year ............................   $12.23     $11.97       $10.98       $ 8.75       $11.14
                                                               ======     ======       ======       ======       ======
TOTAL INVESTMENT RETURN(a) .................................     3.54%      9.98%       27.32%      (20.64)%     (10.01)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................   $512.6     $561.7       $541.5       $441.2       $623.4
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ........................................     0.77%      0.81%(b)     0.84%(b)     0.84%(b)     0.77%(b)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement ........................................     0.77%      0.81%(b)     0.84%(b)     0.84%(b)     0.78%(b)
   Net investment income ...................................     1.00%      1.27%        1.03%        1.04%        0.95%
Portfolio turnover rate ....................................       25%        41%          45%          36%          54%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D12

FINANCIAL HIGHLIGHTS

                                                                           AST AMERICAN CENTURY INCOME & GROWTH
                                                               ---------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------------
                                                                2005        2004         2003        2002          2001
                                                               ------      ------       ------       ------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................   $13.30      $11.95       $ 9.41       $11.84       $13.02
                                                               ------      ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................     0.25        0.21         0.15         0.12         0.10
Net realized and unrealized gain (loss) on investments .....     0.35        1.28         2.51        (2.45)       (1.19)
                                                               ------      ------       ------       ------       ------
   Total from investment operations ........................     0.60        1.49         2.66        (2.33)       (1.09)
                                                               ------      ------       ------       ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM NET INVESTMENT INCOME:    (0.22)      (0.14)       (0.12)       (0.10)       (0.09)
                                                               ------      ------       ------       ------       ------
   Net Asset Value, end of year ............................   $13.68      $13.30       $11.95       $ 9.41       $11.84
                                                               ======      ======       ======       ======       ======
TOTAL INVESTMENT RETURN(a) .................................     4.63%      12.59%       28.78%      (19.81)%      (8.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................   $393.3      $453.9       $305.8       $259.1       $374.7
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ........................................     0.93%       0.99%(b)     0.99%(b)     0.98%(b)     0.94%(b)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement ........................................     0.93%       0.99%(b)     0.99%(b)     0.98%(b)     0.94%(b)
   Net investment income ...................................     1.64%       1.86%        1.46%        1.04%        0.76%
Portfolio turnover rate ....................................       70%         99%          81%          83%          55%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                                                                            AST ALLIANCEBERNSTEIN GROWTH AND INCOME
                                                                ---------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------------------
                                                                 2005        2004           2003           2002           2001
                                                                ------      ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................    $19.52      $17.71         $13.57         $18.70         $21.38
                                                                ------      ------         ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................      0.19        0.24           0.14           0.18           0.12
Net realized and unrealized gain (loss) on investments .....      0.73        1.70           4.19          (4.35)         (0.15)
                                                                ------      ------         ------         ------         ------
   Total from investment operations ........................      0.92        1.94           4.33          (4.17)         (0.03)
                                                                ------      ------         ------         ------         ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................     (0.23)      (0.13)         (0.19)         (0.13)         (0.19)
Dividends from net realized gains ..........................        --          --             --          (0.83)         (2.46)
                                                                ------      ------         ------         ------         ------
   Total dividends and distributions .......................     (0.23)      (0.13)         (0.19)         (0.96)         (2.65)
                                                                ------      ------         ------         ------         ------
   Net Asset Value, end of year ............................    $20.21      $19.52         $17.71         $13.57         $18.70
                                                                ======      ======         ======         ======         ======
TOTAL INVESTMENT RETURN(a) .................................      4.77%      11.01%         32.43%        (23.28)%        (0.48)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................  $2,802.7    $2,152.2       $1,836.5       $1,169.7       $1,875.2
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ........................................      0.85%       0.90%(b)       0.97%(b)       0.96%(b)       0.94%(b)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement ........................................      0.88%       0.93%(b)       0.99%(b)       0.98%(b)       0.96%(b)
   Net investment income ...................................      1.09%       1.36%          1.01%          0.99%          0.74%
Portfolio turnover rate ....................................        70%         50%            62%            79%           103%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D13

FINANCIAL HIGHLIGHTS

                                                                                  AST GLOBAL ALLOCATION
                                                               --------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------
                                                                2005        2004         2003         2002        2001
                                                               ------      ------       ------       ------      ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................   $12.16      $11.07       $ 9.38       $11.46      $13.30
                                                               ------      ------       ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................     0.24        0.28         0.12         0.11        0.34
Net realized and unrealized gain (loss) on investments .....     0.56        0.94         1.69        (1.84)      (1.87)
                                                               ------      ------       ------       ------      ------
   Total from investment operations ........................     0.80        1.22         1.81        (1.73)      (1.53)
                                                               ------      ------       ------       ------      ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM NET INVESTMENT INCOME:    (0.40)      (0.13)       (0.12)       (0.35)      (0.31)
                                                               ------      ------       ------       ------      ------
   Net Asset Value, end of year ............................   $12.56      $12.16       $11.07       $ 9.38      $11.46
                                                               ======      ======       ======       ======      ======
TOTAL INVESTMENT RETURN(a) .................................     6.94%      11.09%       19.53%      (15.43)%    (11.73)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................   $202.2      $231.7       $264.8       $284.4      $481.2
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ........................................     0.16%       0.14%(b)     0.14%(b)     0.47%(b)    0.89%(b)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement ........................................     0.16%       0.14%(b)     0.14%(b)     0.47%(b)    0.95%(b)
   Net investment income ...................................     1.72%       2.12%        1.08%        0.91%       2.68%
Portfolio turnover rate ....................................       81%         93%          18%         160%         77%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                                                                          AST AMERICAN CENTURY STRATEGIC BALANCED
                                                               ---------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------------
                                                                2005        2004         2003         2002         2001
                                                               ------      ------       ------       ------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................   $13.89      $12.92       $11.14       $12.62       $13.70
                                                               ------      ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................     0.26        0.21         0.18         0.26         0.27
Net realized and unrealized gain (loss) on investments .....     0.37        0.94         1.87        (1.47)       (0.78)
                                                               ------      ------       ------       ------       ------
   Total from investment operations ........................     0.63        1.15         2.05        (1.21)       (0.51)
                                                               ------      ------       ------       ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................    (0.23)      (0.18)       (0.27)       (0.27)       (0.25)
Dividends from net realized gains ..........................       --          --           --           --        (0.32)
                                                               ------      ------       ------       ------       ------
   Total dividends and distributions .......................    (0.23)      (0.18)       (0.27)       (0.27)       (0.57)
                                                               ------      ------       ------       ------       ------
   Net Asset Value, end of year ............................   $14.29      $13.89       $12.92       $11.14       $12.62
                                                               ======      ======       ======       ======       ======
TOTAL INVESTMENT RETURN(a) .................................     4.61%       8.99%       18.87%       (9.74)%      (3.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................   $205.4      $233.7       $235.8       $179.4       $210.7
Ratios to average net assets:
   Expenses After Advisory Fee Waivers .....................     1.05%       1.09%(b)     1.11%(b)     1.10%(b)     1.08%(b)
   Expenses Before Advisory Fee Waivers ....................     1.08%       1.12%(b)     1.11%(b)     1.10%(b)     1.08%(b)
   Net investment income ...................................     1.70%       1.56%        1.57%        2.16%        2.19%
Portfolio turnover rate ....................................      204%        218%         145%         126%         124%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D14

FINANCIAL HIGHLIGHTS

                                                                            AST T. ROWE PRICE ASSET ALLOCATION
                                                               ----------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------------
                                                                2005         2004         2003         2002         2001
                                                               ------       ------       ------       ------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................   $16.81       $15.36       $12.74       $15.05       $18.12
                                                               ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................     0.30         0.29         0.24         0.34         0.41
Net realized and unrealized gain (loss) on investments .....     0.45         1.40         2.73        (1.76)       (1.21)
                                                               ------       ------       ------       ------       ------
   Total from investment operations ........................     0.75         1.69         2.97        (1.42)       (0.80)
                                                               ------       ------       ------       ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................    (0.31)       (0.24)       (0.35)       (0.39)       (0.52)
Dividends from net realized gains ..........................    (0.13)          --           --        (0.50)       (1.75)
                                                               ------       ------       ------       ------       ------
   Total dividends and distributions .......................    (0.44)       (0.24)       (0.35)       (0.89)       (2.27)
                                                               ------       ------       ------       ------       ------
   Net Asset Value, end of year ............................   $17.12       $16.81       $15.36       $12.74       $15.05
                                                               ======       ======       ======       ======       ======
TOTAL INVESTMENT RETURN(a) .................................     4.68%       11.17%       24.02%       (9.89)%      (4.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................   $431.1       $430.7       $360.2       $269.1       $332.8
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ........................................     1.04%        1.07%(b)     1.12%(b)     1.11%(b)     1.10%(b)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement ........................................     1.08%        1.12%(b)     1.12%(b)     1.11%(b)     1.10%(b)
   Net investment income ...................................     1.77%        1.93%        1.84%        2.37%        2.46%
Portfolio turnover rate ....................................       65%          83%          94%         107%         103%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                                                                               AST T. ROWE PRICE GLOBAL BOND
                                                               ---------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------------
                                                                2005        2004         2003         2002         2001
                                                               ------      ------       ------       ------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................   $12.16      $12.10       $11.10       $ 9.65       $ 9.40
                                                               ------      ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................     0.28        0.17         0.27         0.05         0.56
Net realized and unrealized gain (loss) on investments .....    (0.81)       0.81         1.12         1.40        (0.31)
                                                               ------      ------       ------       ------       ------
   Total from investment operations ........................    (0.53)       0.98         1.39         1.45         0.25
                                                               ------      ------       ------       ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................    (0.43)      (0.72)       (0.37)          --           --
Dividends from net realized gains ..........................    (0.02)      (0.20)       (0.02)          --           --
                                                               ------      ------       ------       ------       ------
   Total dividends and distributions .......................    (0.45)      (0.92)       (0.39)          --           --
                                                               ------      ------       ------       ------       ------
   Net Asset Value, end of year ............................   $11.18      $12.16       $12.10       $11.10       $ 9.65
                                                               ======      ======       ======       ======       ======
TOTAL INVESTMENT RETURN(a) .................................    (4.49)%      8.64%       12.86%       15.03%        2.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................   $539.6      $362.0       $229.6       $209.6       $108.0
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ........................................     1.01%       1.07%(b)     1.06%(b)     1.06%(b)     0.87%(b)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement ........................................     1.01%       1.07%(b)     1.06%(b)     1.06%(b)     1.08%(b)
   Net investment income ...................................     2.87%       2.58%        2.57%        3.13%        4.83%
Portfolio turnover rate ....................................      109%        111%         196%         323%         187%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D15

FINANCIAL HIGHLIGHTS

                                                                              AST GOLDMAN SACHS HIGH YIELD
                                                               ---------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------------
                                                               2005         2004         2003         2002         2001
                                                               ------      ------       ------       ------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................   $ 8.95      $ 8.77       $ 7.89       $ 8.86       $ 9.71
                                                               ------      ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................     0.83        0.70         0.62         0.69         0.74
Net realized and unrealized gain (loss) on investments .....    (0.74)       0.19         0.95        (0.70)       (0.66)
                                                               ------      ------       ------       ------       ------
   Total from investment operations ........................     0.09        0.89         1.57        (0.01)        0.08
                                                               ------      ------       ------       ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income ....................    (0.75)      (0.71)       (0.69)       (0.96)       (0.93)
                                                               ------      ------       ------       ------       ------
   Net Asset Value, end of year ............................   $ 8.29      $ 8.95       $ 8.77       $ 7.89       $ 8.86
                                                               ======      ======       ======       ======       ======
TOTAL INVESTMENT RETURN(a) .................................     1.12%      11.08%       21.59%        0.04%        0.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................   $611.2      $804.6       $868.5       $576.4       $525.8
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ........................................     0.93%       0.93%(b)     0.93%(b)     0.94%(b)     0.95%(b)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement ........................................     0.94%       0.93%(b)     0.93%(b)     0.94%(b)     0.95%(b)
   Net investment income ...................................     7.32%       7.15%        7.56%        9.02%       10.22%
Portfolio turnover rate ....................................       52%         66%          65%          41%          48%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
    Past performance is no guarantee of future results.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                                                                              AST LORD ABBETT BOND DEBENTURE
                                                               ---------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------------
                                                                2005        2004         2003         2002         2001
                                                               ------      ------       ------       ------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................   $11.83      $11.44       $10.07       $10.45       $10.15
                                                               ------      ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................     0.43        0.53         0.44         0.42         0.39
Net realized and unrealized gain (loss) on investments .....    (0.31)       0.29         1.37        (0.39)       (0.08)
                                                               ------      ------       ------       ------       ------
   Total from investment operations ........................     0.12        0.82         1.81         0.03         0.31
                                                               ------      ------       ------       ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................    (0.49)      (0.39)       (0.44)       (0.41)       (0.01)
Dividends from net realized gains ..........................    (0.13)      (0.04)          --           --           --
                                                               ------      ------       ------       ------       ------
   Total dividends and distributions .......................    (0.62)      (0.43)       (0.44)       (0.41)       (0.01)
                                                               ------      ------       ------       ------       ------
   Net Asset Value, end of year ............................   $11.33      $11.83       $11.44       $10.07       $10.45
                                                               ======      ======       ======       ======       ======
TOTAL INVESTMENT RETURN(a) .................................     1.16%       7.42%       18.74%        0.41%        3.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................   $668.5      $431.5       $346.4       $164.9       $ 62.5
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ........................................     0.91%       0.97%(b)     1.04%(b)     1.04%(b)     1.10%(b)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement ........................................     0.97%       1.02%(b)     1.04%(b)     1.04%(b)     1.10%(b)
   Net investment income ...................................     5.10%       5.15%        6.31%        7.16%        7.23%
Portfolio turnover rate ....................................       46%         49%          84%          43%         102%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
    Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D16

FINANCIAL HIGHLIGHTS

                                                                                 AST PIMCO TOTAL RETURN BOND
                                                                 ------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------------------
                                                                  2005        2004           2003        2002           2001
                                                                 ------      ------         ------      ------         ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................     $12.01      $11.99         $12.24      $11.93         $11.60
                                                                 ------      ------         ------      ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................       0.52        0.23           0.35        0.39           0.56
Net realized and unrealized gain (loss) on investments .....      (0.23)       0.36           0.27        0.66           0.42
                                                                 ------      ------         ------      ------         ------
   Total from investment operations ........................       0.29        0.59           0.62        1.05           0.98
                                                                 ------      ------         ------      ------         ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................      (0.45)      (0.48)         (0.43)      (0.52)         (0.65)
Dividends from net realized gains ..........................      (0.40)      (0.09)         (0.44)      (0.22)            --
                                                                 ------      ------         ------      ------         ------
   Total dividends and distributions .......................      (0.85)      (0.57)         (0.87)      (0.74)         (0.65)
                                                                 ------      ------         ------      ------         ------
   Net Asset Value, end of year ............................     $11.45      $12.01         $11.99      $12.24         $11.93
                                                                 ======      ======         ======      ======         ======
TOTAL INVESTMENT RETURN(a) .................................       2.50%       4.96%          5.32%       9.22%          8.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................   $1,790.7    $2,318.2       $2,107.9    $2,255.0       $1,638.3
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ........................................       0.79%       0.78%(b)       0.78%(b)    0.78%(b)       0.79%(b)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement ........................................       0.80%       0.81%(b)       0.80%(b)    0.80%(b)       0.81%(b)
   Net investment income ...................................       3.62%       2.08%          2.85%       3.90%          5.02%
Portfolio turnover rate ....................................        238%        253%           222%        229%           343%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
    Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                                                                                AST PIMCO LIMITED MATURITY BOND
                                                                 -------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------------------------
                                                                  2005        2004           2003           2002         2001
                                                                 ------      ------         ------         ------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .........................     $11.12      $11.37         $11.36         $11.30       $11.07
                                                                 ------      ------         ------         ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................       0.27        0.17           0.22           0.24         0.50
Net realized and unrealized gain (loss) on investments .....      (0.09)       0.06           0.14           0.43         0.36
                                                                 ------      ------         ------         ------       ------
   Total from investment operations ........................       0.18        0.23           0.36           0.67         0.86
                                                                 ------      ------         ------         ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................      (0.14)      (0.35)         (0.22)         (0.47)       (0.63)
Dividends from net realized gains ..........................      (0.06)      (0.13)         (0.13)         (0.14)          --
                                                                 ------      ------         ------         ------       ------
   Total dividends and distributions .......................      (0.20)      (0.48)         (0.35)         (0.61)       (0.63)
                                                                 ------      ------         ------         ------       ------
   Net Asset Value, end of year ............................     $11.10      $11.12         $11.37         $11.36       $11.30
                                                                 ======      ======         ======         ======       ======
TOTAL INVESTMENT RETURN(a) .................................       1.63%       2.07%          3.28%          6.21%        7.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ......................   $1,683.2    $1,232.8       $1,005.9       $1,058.8       $611.2
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ........................................       0.76%       0.79%(b)       0.82%(b)       0.83%(b)     0.83%(b)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement ........................................       0.80%       0.82%(b)       0.82%(b)       0.83%(b)     0.83%(b)
   Net investment income ...................................       2.86%       1.65%          1.74%          2.87%        5.10%
Portfolio turnover rate ....................................        153%        103%           208%           271%         445%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D17

FINANCIAL HIGHLIGHTS

                                                                                       AST MONEY MARKET
                                                              -----------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                               2005          2004           2003           2002           2001
                                                              ------        ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year .......................    $ 1.00        $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                              ------        ------         ------         ------         ------
NET INVESTMENT INCOME: ...................................        --(c)       0.01             --(c)        0.01           0.04
                                                              ------        ------         ------         ------         ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .....................        --(c)      (0.01)            --(c)       (0.01)         (0.04)
Dividends from net realized gains ........................        --(c)         --             --(c)          --(c)          --(c)
                                                              ------        ------         ------         ------         ------
   Total dividends and distributions .....................        --         (0.01)            --(c)       (0.01)         (0.04)
                                                              ------        ------         ------         ------         ------
   Net Asset Value, end of year ..........................    $ 1.00        $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                              ======        ======         ======         ======         ======
TOTAL INVESTMENT RETURN(a) ...............................      2.73%         0.84%          0.63%          1.29%          3.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) ....................  $1,639.6      $1,359.2       $1,762.1       $2,744.7       $2,652.1
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ......................................      0.58%         0.58%(b)       0.59%(b)       0.58%(b)       0.59%(b)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement ......................................      0.63%         0.63%(b)       0.64%(b)       0.63%(b)       0.64%(b)
   Net investment income .................................      2.69%         0.81%          0.63%          1.27%          3.60%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Less than $0.005 per share.

                                                               AST AGGRESSIVE ASSET ALLOCATION
                                                               -------------------------------
                                                                       DECEMBER 5, 2005
                                                                           THROUGH
                                                                          DECEMBER 31,
                                                                            2005(d)
                                                                            -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......................                $10.00
                                                                            ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................................                    --(e)
Net realized and unrealized gain on investments ............                  0.01
                                                                            ------
   Total from investment operations ........................                  0.01
                                                                            ------
   Net Asset Value, end of period ..........................                $10.01
                                                                            ======
TOTAL INVESTMENT RETURN(a) .................................                  0.10%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....................                $ 36.4
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ........................................                  0.20%(c)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement ........................................                  2.41%(c)
   Net investment income ...................................                 (0.20)%(c)
Portfolio turnover rate ....................................                     3%(b)

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Not annualized.

(c) Annualized.

(d) Commencement of operations.

(e) Less than $0.005.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D18

FINANCIAL HIGHLIGHTS

                                                                AST BALANCED ASSET ALLOCATION
                                                                -----------------------------
                                                                       DECEMBER 5, 2005
                                                                           THROUGH
                                                                          DECEMBER 31,
                                                                            2005(d)
                                                                            -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......................                $10.00
                                                                            ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................................                    --(e)
Net realized and unrealized gain on investments ............                  0.04
                                                                            ------
   Total from investment operations ........................                  0.04
                                                                            ------
   Net Asset Value, end of period ..........................                $10.04
                                                                            ======
TOTAL INVESTMENT RETURN(a) .................................                  0.40%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....................                $216.3
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ........................................                  0.20%(c)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement ........................................                  0.58%(c)
   Net investment income  ..................................                 (0.20)%(c)
Portfolio turnover rate ....................................                     2%(b)

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Not annualized.

(c) Annualized.

(d) Commencement of operations.

(e) Less than $0.005.

                                                               AST CAPITAL GROWTH ASSET ALLOCATION
                                                               -----------------------------------
                                                                       DECEMBER 5, 2005
                                                                           THROUGH
                                                                          DECEMBER 31,
                                                                            2005(d)
                                                                            -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......................                $10.00
                                                                            ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................................                    --(e)
Net realized and unrealized gain on investments ............                  0.02
                                                                            ------
   Total from investment operations ........................                  0.02
                                                                            ------
   Net Asset Value, end of period ..........................                $10.02
                                                                            ======
TOTAL INVESTMENT RETURN(a) .................................                  0.20%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....................                $245.9
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ........................................                  0.20%(c)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement ........................................                  0.54%(c)
   Net investment income  ..................................                 (0.20)%(c)
Portfolio turnover rate ....................................                     1%(b)

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Not annualized.

(c) Annualized.

(d) Commencement of operations.

(e) Less than $0.005.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D19

FINANCIAL HIGHLIGHTS

                                                               AST CONSERVATIVE ASSET ALLOCATION
                                                               ---------------------------------
                                                                        DECEMBER 5, 2005
                                                                            THROUGH
                                                                          DECEMBER 31,
                                                                            2005(d)
                                                                            -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......................                $10.00
                                                                            ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................................                    --(e)
Net realized and unrealized gain on investments ............                  0.04
                                                                            ------
   Total from investment operations ........................                  0.04
                                                                            ------
   Net Asset Value, end of period ..........................                $10.04
                                                                            ======
TOTAL INVESTMENT RETURN(a) .................................                  0.40%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....................                $ 51.7

Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ........................................                  0.20%(c)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement ........................................                  2.02%(c)
   Net investment loss .....................................                 (0.20)%(c)
Portfolio turnover rate ....................................                     2%(b)

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Not annualized.

(c) Annualized.

(d) Commencement of operations.

(e) Less than $0.005.

                                                               AST PRESERVATION ASSET ALLOCATION
                                                               ---------------------------------
                                                                        DECEMBER 5, 2005
                                                                            THROUGH
                                                                          DECEMBER 31,
                                                                            2005(d)
                                                                            -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......................                $10.00
                                                                            ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................................                    --(e)
Net realized and unrealized gain on investments ............                  0.06
                                                                            ------
   Total from investment operations ........................                  0.06
                                                                            ------
   Net Asset Value, end of period ..........................                $10.06
                                                                            ======
TOTAL INVESTMENT RETURN(a) .................................                  0.60%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....................                $ 13.7

Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ........................................                  0.20%(c)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement ........................................                  6.28%(c)
   Net investment loss .....................................                 (0.19)%(c)
Portfolio turnover rate ....................................                     6%(b)

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b) Not annualized.

(c) Annualized.

(d) Commencement of operations.

(e) Less than $0.005.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D20

       REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of American Skandia Trust:

We have audited the accompanying statements of assets and liabilities of Strategic American Skandia Trust, (comprised of AST JPMorgan International Equity Portfolio, AST William Blair International Growth Portfolio, AST LSV International Value Portfolio, AST MFS Global Equity Portfolio, AST Small-Cap Growth Portfolio, AST DeAM Small-Cap Growth Portfolio, AST Federated Aggressive Growth Portfolio, AST Goldman Sachs Small-Cap Value Portfolio, AST Small-Cap Value Portfolio, AST DeAM Small-Cap Value Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio, AST Neuberger Berman Mid-Cap Value Portfolio, AST Mid-Cap Value Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST T. Rowe Large-Cap Growth Portfolio, AST MFS Growth Portfolio, AST Marsico Capital Growth Portfolio, AST Goldman Sachs Concentrated Growth Portfolio, AST DeAM Large-Cap Value Portfolio, AST Large-Cap Value Portfolio, AST AllianceBernstein Core Value Portfolio, AST Cohen & Steers Realty Portfolio, AST AllianceBernstein Managed Index 500 Portfolio, AST American Century Income & Growth Portfolio, AST AllianceBernstein Growth & Income Portfolio, AST Global Allocation Portfolio, AST American Century Strategic Balanced Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST
T. Rowe Price Global Bond Portfolio, AST Goldman Sachs High Yield Portfolio, AST Lord Abbett Bond-Debenture Portfolio, AST PIMCO Total Return Bond Portfolio, AST PIMCO Limited Maturity Bond Portfolio, AST Money Market Portfolio, AST Aggressive Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Conservative Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, collectively, the "Funds") as of December 31, 2005, and the related statements of operations for the year or period then ended, and changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2003, were audited by other auditors, whose report dated February 14, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2005, and the results of their operations for the year or period then ended, and the changes in net assets and financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York

February 24, 2006

                                       E1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 TAX INFORMATION
                                   (UNAUDITED)

For the year ended December 31, 2005, the tax character of the dividends paid was:

                                                                                             LONG-TERM
                                                                           ORDINARY           CAPITAL             TOTAL
PORTFOLIO                                                                   INCOME             GAINS           DISTRIBUTIONS
---------                                                                -----------        ------------       -------------
JPMorgan International Equity .......................................    $ 4,437,202        $         --        $  4,437,202
William Blair International Growth ..................................     14,181,104                  --          14,181,104
LSV International Value .............................................      3,075,326                  --           3,075,326
MFS Global Equity ...................................................        461,319                  --             461,319
Federated Aggressive Growth .........................................     18,518,250          11,034,745          29,552,995
Goldman Sachs Small-Cap Value .......................................     10,502,160          41,411,910          51,914,070
Small-Cap Value .....................................................     17,304,347         196,537,368         213,841,715
DeAM Small-Cap Value ................................................      6,820,040           2,685,750           9,505,790
Neuberger Berman Mid-Cap Value ......................................     71,192,660         117,238,621         188,431,281
Mid-Cap Value .......................................................        746,664                  --             746,664
T.Rowe Price Natural Resources ......................................      1,741,601          19,787,244          21,528,845
MFS Growth ..........................................................         59,767                  --              59,767
Goldman Sachs Concentrated Growth ...................................      4,445,171                  --           4,445,171
DeAM Large-Cap Value ................................................      1,868,042                  --           1,868,042
Large-Cap Value .....................................................      5,779,623                  --           5,779,623
AllianceBernstein Core Value ........................................      5,096,099           5,160,571          10,256,670
Cohen & Steers Realty ...............................................      7,423,269          27,914,051          35,337,320
AllianceBernstein Managed Index 500 .................................      6,896,193                  --           6,896,193
American Century Income & Growth ....................................      7,184,462                  --           7,184,462
AllianceBernstein Growth and Income .................................     26,811,111                  --          26,811,111
DeAM Global Allocation ..............................................      7,424,965                  --           7,424,965
American Century Strategic Balanced .................................      3,659,041                  --           3,659,041
T.Rowe Price Asset Allocation .......................................      8,879,620           2,605,257          11,484,877
T.Rowe Price Global Bond ............................................     14,171,304             271,889          14,443,193
Goldman Sachs High Yield ............................................     49,411,104                  --          49,411,104
Lord Abbett Bond-Debenture ..........................................     22,671,957           3,192,803          25,864,760
PIMCO Total Return Bond .............................................     93,816,996          29,905,832         123,722,828
PIMCO Limited Maturity Bond .........................................     18,086,112           6,894,871          24,980,983
Money Market ........................................................     50,979,662                  --          50,979,662

                                       F1

Pursuant to Section 854 of the Internal Revenue Code, the following percentages of distributions from ordinary income for the year ended December 31, 2005 have been designated as being eligible for the dividends received deduction available to corporate shareholders:

                                                              CORPORATE DIVIDEND
                                                              RECEIVED DEDUCTION
                                                              ------------------
JPMorgan International Equity ............................          10.60%
William Blair International Growth .......................           2.54%
LSV International Value ..................................           2.85%
MFS Global Equity ........................................         100.00%
Federated Aggressive Growth ..............................           2.33%
Goldman Sachs Small-Cap Value ............................          31.69%
Small-Cap Value ..........................................          49.55%
DeAM Small-Cap Value .....................................           8.60%
Neuberger Berman Mid-Cap Value ...........................          18.58%
Mid-Cap Value ............................................         100.00%
T.Rowe Price Natural Resources ...........................         100.00%
MFS Growth ...............................................         100.00%
Goldman Sachs Concentrated Growth ........................         100.00%
DeAM Large-Cap Value .....................................         100.00%
Large-Cap Value ..........................................         100.00%
Sanford Bernstein Core Value .............................         100.00%
AllianceBernstein Managed Index 500 ......................         100.00%
American Century Income & Growth .........................         100.00%
AllianceBernstein Growth and Income ......................         100.00%
DeAM Global Allocation ...................................           7.18%
American Century Strategic Balanced ......................          63.00%
T.Rowe Price Asset Allocation ............................          45.47%
Goldman Sachs High Yield .................................           0.82%
Lord Abbett Bond-Debenture ...............................           3.52%
PIMCO Total Return Bond ..................................           1.26%
PIMCO Limited Maturity Bond ..............................           0.72%

Pursuant to Section 853 of the Internal Revenue Code, the following foreign taxes paid and foreign source income have been designated as being paid in connection with dividends distributed from investment company taxable income for the year ended December 31, 2005:

                                                                                                FOREIGN
                                                                          FOREIGN TAXES      SOURCE INCOME
                                                                          -------------      -------------
JPMorgan International Equity ........................................       928,801          10,713,166
William Blair International Growth ...................................     2,494,403          24,657,133
LSV International Value ..............................................       662,257           7,292,766
MFS Global Equity ....................................................       220,610           2,552,388

                                       F2

                             MANAGEMENT OF THE FUND
                                   (UNAUDITED)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Fund are referred to as "Interested Trustees." "Fund Complex" consists of the Fund and any other investment companies managed by PI.

                                POSITION WITH FUND*        NUMBER OF PORTFOLIOS
NAME, ADDRESS**,                TERM OF OFFICE***          IN FUND COMPLEX           OTHER DIRECTORSHIPS
AND AGE                         LENGTH OF TIME SERVED      OVERSEEN BY TRUSTEE       HELD BY THE TRUSTEE****
-----------------------------------------------------------------------------------------------------------------------------------
Saul K. Fenster, Ph.D. (72)     Trustee, Since 1983                      74          Member (since 2000), Board of Directors of IDT
                                                                                     Corporation

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS - Currently President Emeritus of New Jersey Institute of Technology (since 2002);
formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association
Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director
(1998-2005) of Society of Manufacturing Engineering Education Foundation, formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of
Commerce, and National Action Council for Minorities in Engineering.

-----------------------------------------------------------------------------------------------------------------------------------
Delayne Dedrick Gold (67)       Trustee, Since 2001                      73          --

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS - Marketing Consultant (1982-present); formerly Senior Vice President and Member of the
Board of Directors, Prudential Bache Securities, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
Julian A. Lerner (81)           Trustee Emeritus, Since 2003             73          --

-----------------------------------------------------------------------------------------------------------------------------------
W. Scott McDonald, Jr. (68)     Vice Chairman and Trustee, Since         74          --
                                1983

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS - Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis
Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald & Associates, Chief
Operating Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991),
Drew University, interim President (1988-1990), Drew University and former Director of School, College and University Underwriters
Ltd.

-----------------------------------------------------------------------------------------------------------------------------------
Thomas T. Mooney (64)           Chairman and Trustee, Since 2001         73          Director (since 1988) of The High Yield Plus
                                                                                     Fund, Inc.

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS - Chief Executive Officer, Excell Partners, Inc., formerly President of the Greater
Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.

-----------------------------------------------------------------------------------------------------------------------------------
Thomas M. O'Brien (55)          Trustee, Since 1992                      73          Director (December 1996-May 2000) of North
                                                                                     Fork Bancorporation, Inc.; Director (since May
                                                                                     2000) of Atlantic Bank of New York.

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS - President and Chief Executive Officer (since May 2000) of Atlantic Bank of New York;
Vice Chairman (January 1997- April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of
North Side Savings Bank

-----------------------------------------------------------------------------------------------------------------------------------
John A. Pileski (66)            Trustee, Since 2001                      73          Director (since April 2001) of New York
                                                                                     Community Bank.

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS - Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.

-----------------------------------------------------------------------------------------------------------------------------------
F. Don Schwartz (70)            Trustee, Since 1992                      73          --

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS - Management Consultant (since April 1985).
-----------------------------------------------------------------------------------------------------------------------------------

                                                        INTERESTED TRUSTEES
                                                        -------------------

                                POSITION WITH FUND*        NUMBER OF PORTFOLIOS
NAME, ADDRESS**,                TERM OF OFFICE***          IN FUND COMPLEX           OTHER DIRECTORSHIPS
AND AGE                         LENGTH OF TIME SERVED      OVERSEEN BY TRUSTEE       HELD BY THE TRUSTEE****
----------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath (48)          President and Trustee                    73          -----
                                Since 2003

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS - President of Prudential Annuities (since August 2002); Senior Vice President (since
June 1999) of Prudential; Executive Vice President (since May 2003) of Prudential Investment Management Services LLC; President,
Chief Executive Officer, Chief Operating Officer, Officer in Charge and Director (since June 2005) of American Skandia Investment
Services, Inc; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (September 1999-February
2003) of Prudential Investments LLC.

-----------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (59)           Vice President and Trustee Since         158         Vice President and Director (since May 1989)
                                2003                                                 and Treasurer (since 1999) of The Asia Pacific
                                                                                     Fund, Inc.; Vice President (since 2004) and
                                                                                     Director (since August 2005) of The High
                                                                                     Yield Plus Fund, Inc.

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS - Chief Administrative Officer (since September 1999) and Executive Vice President (since
December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC;
Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

                                                              OFFICERS
                                                              --------
                                POSITION WITH FUND*
NAME, ADDRESS**,                TERM OF OFFICE***
AND AGE                         LENGTH OF TIME SERVED                 PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Grace C. Torres (46)            Treasurer and Principal Financial     Assistant Treasurer (since March 1999) and Senior Vice
                                and Accounting Officer Since 2003     President (since September 1999) of PI; Assistant
                                                                      Treasurer (since May 2003) and Vice President (since June
                                                                      2005) of American Skandia Investment Services, Inc.;
                                                                      Senior Vice President and Assistant Treasurer (since May
                                                                      2003) of American Skandia Advisory Services, Inc.; formerly
                                                                      Senior Vice President (May 2003-June 2005) of American
                                                                      Skandia Investment Services, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
Kathryn L. Quirk (53)           Chief Legal Officer Since 2005        Vice President and Corporate Counsel (since September 2004)
                                                                      of Prudential; Executive Vice President, Chief Legal Officer
                                                                      and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing
                                                                      Director, General Counsel, Chief Compliance Officer, Chief
                                                                      Risk Officer and Corporate Secretary (1997-2002) of Zurich
                                                                      Scudder Investments, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
Deborah A. Docs (48)            Secretary Since 2005                  Vice President and Corporate Counsel (since January 2001) of
                                                                      Prudential; Vice President (since December 1996) and
                                                                      Assistant Secretary (since March 1999) of PI; formerly Vice
                                                                      President and Assistant Secretary (May 2003-June 2005) of
                                                                      American Skandia Investment Services, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
Jonathan D. Shain (47)          Assistant Secretary Since 2005        Vice President and Corporate Counsel (since August 1998) of
                                                                      Prudential Insurance; Vice President and Assistant Secretary
                                                                      (since May 2003) of American Skandia Investment Services,
                                                                      Inc. and American Skandia Fund Services, Inc.; formerly
                                                                      Attorney with Fleet Bank, N.A. (January 1997-July 1998).

-----------------------------------------------------------------------------------------------------------------------------------
Claudia DiGiacomo (31)          Assistant Secretary Since 2005        Vice President and Corporate Counsel (since January 2005) of
                                                                      Prudential; Vice President and Assistant Secretary of PI
                                                                      (since December 2005); Associate at Sidley Austin Brown &
                                                                      Wood LLP (1999-2004).

-----------------------------------------------------------------------------------------------------------------------------------
John P. Schwartz (34)           Assistant Secretary Since 2005        Vice President and Corporate Counsel (since January 2005) of
                                                                      Prudential; Vice President and Assistant Secretary of PI
                                                                      (since December 2005); Associate at Sidley Austin Brown &
                                                                      Wood LLP (1999-2004).

-----------------------------------------------------------------------------------------------------------------------------------
Lee D. Augsburger (46)          Chief Compliance Officer Since        Senior Vice President and Chief Compliance Officer (since
                                2004                                  April 2003) of PI; Vice President (since November 2000) and
                                                                      Chief Compliance Officer (since October 2000) of Prudential
                                                                      Investment Management, Inc.; Chief Compliance Officer and
                                                                      Senior Vice President (since May 2003) of American Skandia
                                                                      Investment Services, Inc.; Chief Compliance Officer (since
                                                                      October 2004) of Quantitative Management Associates LLC.

-----------------------------------------------------------------------------------------------------------------------------------

Helene Gurian (51)              Acting Anti-Money Laundering          Vice President, Prudential (since July 1997). Vice President,
                                Compliance Officer Since 2005         Compliance (July 1997- January 2001); Vice President,
                                                                      Compliance and Risk Officer, Retail Distribution (January
                                                                      2001- May 2002); Vice President, Corporate Investigations
                                                                      (May 2002-date) responsible for supervision of Prudential's fraud investigations, anti-money laundering program and high technology investigation unit.

-----------------------------------------------------------------------------------------------------------------------------------

* "Interested" Trustee, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).

** Unless otherwise noted, the address of the Trustees and Officers is c/o:
Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Trustee and/or Officer.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act.

                  This page has been intentionally left blank.

                 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS
                 ----------------------------------------------

The Board of Trustees (the "Board") of American Skandia Trust oversees the management of each of the Trust's Portfolios, and, as required by law, is responsible for the approval of the Portfolio's investment advisory agreements. At meetings held on September 13, 2005 and December 1, 2005, the Board met and approved several new investment agreements for certain of the Trust's Portfolios. The material factors and conclusions that formed the basis for the Trustees' determinations to approve the agreements are discussed separately below.

AST FIRST TRUST BALANCED TARGET PORTFOLIO, AST FIRST TRUST CAPITAL APPRECIATION
-------------------------------------------------------------------------------
TARGET PORTFOLIO, AST ADVANCED STRATEGIES PORTFOLIO
---------------------------------------------------

The Board approved the creation of three new Portfolios of the Trust: AST First Trust Balanced Target Portfolio, AST First Trust Capital Appreciation Target Portfolio, and AST Advanced Strategies Portfolio (collectively, the "New Portfolios"). In connection with the creation of the New Portfolios, the Board approved an amended management agreement with the Trust's co- managers, Prudential Investments LLC and American Skandia Investment Services, Inc. (collectively referred to as "PI" or the "Manager"). Also in connection with the creation of the New Portfolios, the Board approved the following new investment subadvisory agreements:

----------------------------------------------------------------------------------------------------------------
NEW PORTFOLIO NAME                                          NEW SUBADVISER
==================------------------------------------------==============--------------------------------------
AST FIRST TRUST BALANCED Target Portfolio                   First Trust Advisors, L.P. ("First Trust")
----------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio       First Trust
----------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio                           Marsico Capital Management LLC ("Marsico")
----------------------------------------------------------------------------------------------------------------
                                                            T. Rowe Price Associates, Inc. ("T. Rowe Price")
----------------------------------------------------------------------------------------------------------------
                                                            William Blair & Company LLC ("William Blair")
----------------------------------------------------------------------------------------------------------------
                                                            Pacific Investment Management Company LLC ("PIMCO")
----------------------------------------------------------------------------------------------------------------
                                                            LSV Asset Management ("LSV")
----------------------------------------------------------------------------------------------------------------

NATURE, QUALITY AND EXTENT OF SERVICES. With respect to PI, the Board noted that at its June 2005 meeting, it had received and considered information about PI and concluded that it was satisfied with the nature, quality and extent of services provided by PI under the management agreement covering the other Portfolios of the Trust. PI represented that there had been no material change to PI itself and the services it provides to the Trust since June 2005, and the Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by PI under the amended management agreement covering the new Portfolios would be similar in nature to those provided under the existing management agreement.

With respect to First Trust, Marsico, T. Rowe Price, William Blair, PIMCO and LSV (collectively referred to as the "new subadvisers"), the Board received and considered information regarding the nature and extent of services that would be provided to the New Portfolios under the new subadvisory agreements

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers for each of the new subadvisers. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to each of the new subadvisers. The Board noted that it received favorable compliance reports from the Trust's Chief Compliance Officer (CCO) as to each of the new subadvisers. The Board further noted that, with the exception of First Trust, the new subadvisers already provided similar investment advisory services to other Portfolios of the Trust, and the services provided by these subadvisers had been reviewed by the Board at the June 2005 meeting. With respect to First Trust, the Board considered its experience and reputation in managing other funds.

   The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the New Portfolios by each of the new subadvisers and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by each of the new subadvisers would equal the quality provided by the Trust's other subadvisers under the other subadvisory agreements. With respect to First Trust, the Board concluded that based on the nature of the proposed services to be rendered and the background information it reviewed about First Trust, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to First Trust.

   PERFORMANCE. Because the New Portfolios have not commenced operations, no performance of the New Portfolios themselves existed for Board review. The Board, however, received and considered information regarding the performance of the new subadvisers in managing strategies similar to the New Portfolios. The Board concluded that it was satisfied with the performance records of the new subadvisers.

   FEE RATE. The Board considered the proposed advisory fee of 0.85% of average daily net assets for each New Portfolio. The Board also considered that the Manager voluntarily agreed to waive 0.05% of the management fee on assets in excess of $1 billion. The Board received and considered comparative fee information for other funds. The Board also considered the proposed subadvisory fee payable by the Manager to First Trust. With respect to the AST First Trust Balanced Target Portfolio and the AST First Trust Capital Appreciation Target Portfolio, the proposed fee rate was 0.35% of the first $250 million of average daily net assets of the two New Portfolios (i.e., composite), 0.30% on the next $250 million of average daily net assets of the two New Portfolios (composite), and 0.25% on average daily net assets over $500 million of the two New Portfolios (composite).

   With respect to the AST Advanced Strategies Portfolio, the proposed subadvisory fee rates were:

--------------------------------------------------------------------------------------------------------------------
INVESTMENT CATEGORIES           SLEEVES                   SUBADVISER                  SUBADVISORY FEE RATES
--------------------------------------------------------------------------------------------------------------------
 Domestic Large Cap         Domestic Large Cap          Marsico Capital         0.45% of average daily net assets
     Growth                     Growth                    Management*
--------------------------------------------------------------------------------------------------------------------
 Domestic Large Cap         Domestic Large Cap           T. Rowe Price         0.40% on average daily net assets
      Value                      Value                  Associates, Inc.           to $250 million; 0.375% on
                                                                               average daily net assets from $250
                                                                               million to $500 million; and 0.35%
                                                                                on average daily net assets over
                                                                                          $500 million.
--------------------------------------------------------------------------------------------------------------------

   --------------------------
   * Marsico has voluntarily agreed to waive the portion of its fee that exceeds the following: 0.40% of the combined average daily net assets to $1.5 billion; and 0.35% of average daily net assets over $1.5 billion; of: (i) the portion of the New Portfolio that is managed by Marsico; (ii) the portion of the Global Portfolio of The Prudential Series Fund (PSF) that is managed by Marsico, (ii) the AST Marsico Capital Growth Portfolio of AST, and (iii) the series of Strategic Partners Mutual Funds, Inc. that is managed by Marsico and identified by a Co-Manager and Marsico as being similar to the portion of the New Portfolio managed by Marsico.

--------------------------------------------------------------------------------------------------------------------
International Growth      International Growth       William Blair &          0.30% of average daily net assets
                                                      Company LLC**           to $500 million; 0.25% of average
                                                                             daily net assets from $500 million
                                                                             to $1 billion; and 0.20% of average
                                                                              daily net assets over $1 billion
--------------------------------------------------------------------------------------------------------------------
International Value        International Value          LSV Asset             0.45% of average daily net assets
                                                      Management***          to $150 million; 0.425% of average
                                                                             daily net assets from $150 million
                                                                              to $300 million; 0.40%of average
                                                                             daily net assets from $300 million
                                                                             to $450 million; 0.375% of average
                                                                             daily net assets from $450 million
                                                                                to $750 million; and 0.35% of
                                                                                    average daily net assets
--------------------------------------------------------------------------------------------------------------------
   Total Return               Total Return               PIMCO               0.25% of average daily net assets
--------------------------------------------------------------------------------------------------------------------
Hedged International         Sovereign Debt              PIMCO               0.25% of average daily net assets
                         -------------------------------------------------------------------------------------------
      Bond                  Emerging Markets             PIMCO               0.25% of average daily net assets
--------------------------------------------------------------------------------------------------------------------
 Absolute Return I            Commodities                PIMCO               0.40% of average daily net assets
                         -------------------------------------------------------------------------------------------
                              Real Return                PIMCO               0.40% of average daily net assets
                         -------------------------------------------------------------------------------------------
                              Real Estate                PIMCO               0.40% of average daily net assets
--------------------------------------------------------------------------------------------------------------------

   The Board concluded that the fees were reasonable and noted that the fees would be reviewed in connection with the annual review of advisory agreements and in light of the nature and quality of services provided through that date.

   PROFITABILITY. Because the New Portfolios had not commenced operations, the Board noted that there was no historical profitability to be reviewed. The Board noted that it would review profitability in connection with the annual approval of advisory agreements.

   ECONOMIES OF SCALE. The Board noted that the advisory fee schedule for the New Portfolios did not contain breakpoints that reduced the fee rate on assets above specified levels, but that the Manager voluntarily agreed to waive a portion of the fee on assets above $1 billion. The Board noted that the voluntary waiver would result in benefits to New Portfolio shareholders when (and if) assets reached the $1 billion level, and that these benefits would accrue whether or not the Manager is then realizing any economies of scale. The Board also noted that the profitability of the Manager would be reviewed annually in connection with the review of advisory agreements.

   OTHER BENEFITS TO THE MANAGER AND THE SUBADVISERS. The Board considered potential "fall-out" or ancillary benefits anticipated to be received by the Manager and the new subadvisers. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its review of the other Trust Portfolios, which are reviewed on an annual basis. The Board concluded that any potential benefits to be derived by the new subadvisers were consistent with those generally derived by other subadvisers to the Trust, and that those benefits are reviewed on an annual basis.

   --------------------------
   ** For purposes of calculating the fee payable to William Blair, the assets managed by William Blair in the New Portfolio will be aggregated with the assets managed by William Blair in the Global Portfolio of PSF, in the SP William Blair International Equity Portfolio, in the SP William Blair International Growth Portfolio of PSF, and in any other portfolio subadvised by William Blair on behalf of PI.

   *** For purposes of calculating the fee payable to LSV, the assets managed by LSV in the New Portfolio will be aggregated with the assets managed by LSV in the Global Portfolio of PSF, in the SP LSV International Value Portfolio of PSF, in the AST LSV International Value Portfolio of AST, and in any other portfolio subadvised by LSV on behalf of PI.

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO ( TO BE RENAMED AST HIGH YIELD PORTFOLIO)
--------------------------------------------------------------------------------

Pursuant to a recommendation from PI, the Board approved a new investment subadvisory agreement with Pacific Investment Management Company LLC (PIMCO). PI recommended that the Board approve PIMCO as an additional subadviser, to join the Portfolio's existing subadviser, Goldman Sachs Asset Management, L.P.
(GSAM), in order to provide greater flexibility in managing the Portfolio's cash flows.

NATURE, QUALITY AND EXTENT OF SERVICES. The Board received and considered information regarding the nature and extent of services provided to the Portfolio by GSAM under the current subadvisory agreement and those that would be provided to the Portfolio by PIMCO under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that GSAM and PIMCO were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of PIMCO's portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to PIMCO's organizational structure, senior management, investment operations, and other relevant information pertaining to PIMCO. The Board noted that it received a favorable compliance reports from the Portfolio's Chief Compliance Officer (CCO) as to PIMCO.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by PIMCO and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by PIMCO under the new subadvisory agreements should equal the quality of similar services provided by GSAM under the existing subadvisory agreement.

PERFORMANCE OF PORTFOLIO. The Board received and considered information about the Portfolio's historical performance, noting that for the one-year, three-year and five-year time periods ending December 31, 2004 the Portfolio's returns underperformed the median of the group of funds that was most similar to the Portfolio (the Peer Group), as well as the appropriate benchmarks. The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data. The Board also noted, however, that GSAM assumed responsibility for managing the Portfolio's assets in March 2004 and that, as a result, the Portfolio's underperformance over three- and five-year periods was not attributable to GSAM.

The Board received and considered information regarding the performance of other investment companies managed by PIMCO utilizing an investment style and strategy similar to that proposed for the Portfolio, noting that PIMCO had generally outperformed the various benchmarks over various time periods.

INVESTMENT SUBADVISORY FEE RATE. The Board considered the proposed subadvisory fee rate payable by the Manager to PIMCO under the proposed new subadvisory agreement, which called for a fee rate of 0.25% of the portion of the Portfolio's average daily net assets advised by PIMCO. The Board also considered, among other things, the fee rate payable to PIMCO by any other funds with investment objective similar to that of the Portfolio. As a result of the above considerations, the Board concluded that PIMCO's proposed subadvisory fee rate under the new subadvisory agreement was reasonable.

SUBADVISER'S PROFITABILITY. Because the engagement of PIMCO is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by the Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by the Manager. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

ECONOMIES OF SCALE. The Board noted that the management fee and the proposed subadvisory fee schedule for the Portfolio did not contain breakpoints that reduce the fee rate on assets above specified levels. However, in light of the size of the Portfolio's assets to be managed by PIMCO, the Board concluded that the absence of breakpoints in the Portfolio's fee schedule is acceptable at this time.

OTHER BENEFITS TO THE SUBADVISER OR ITS AFFILIATES FROM SERVING AS SUBADVISER. The Board considered potential "fall-out" or ancillary benefits anticipated to be received by PIMCO and its affiliates as a result of PIMCO's relationship with the Portfolio. The Board concluded that any potential benefits to be derived by PIMCO included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

AST HOTCHKIS & WILEY LARGE CAP VALUE PORTFOLIO (TO BE RENAMED AST LARGE CAP
---------------------------------------------------------------------------
VALUE PORTFOLIO) AND AST SMALL CAP VALUE PORTFOLIO
--------------------------------------------------

Pursuant to recommendations from PI, the Board approved new investment subadvisory agreements with Dreman Value Management LLC (Dreman) with respect to the AST Large Cap Value Portfolio (Large Cap Value Portfolio) and AST Small Cap Value Portfolio (Small Cap Value Portfolio). PI recommended that the Board approve Dreman as an additional subadviser, to join each Portfolio's existing subadvisers. With respect to the Large Cap Value Portfolio, PI recommended the addition of Dreman in light of the fact that the Portfolio's existing subadviser, Hotchkis and Wiley Capital Management (H&W), had reached its capacity limits. With respect to the Small Cap Value Portfolio, PI recommended the addition of Dreman to join the Portfolio's existing subadvisers (J.P Morgan Investment Management, Salomon Brothers Asset Management, and Integrity Asset Management) in order to mitigate concentration risk and seek enhanced performance.

NATURE, QUALITY AND EXTENT OF SERVICES. The Board received and considered information regarding the nature and extent of services provided to the Portfolios by the existing subadvisers under the current subadvisory agreements and those that would be provided to the Portfolios by Dreman under the new subadvisory agreements, noting that the nature and extent of services under the existing and new agreements were generally similar in that the existing subadvisers and Dreman were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of Dreman's portfolio management team. The Board met in person with representatives of Dreman and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolios. The Board was also provided with information pertaining to Dreman's organizational structure, senior management, investment operations, and other relevant information pertaining to Dreman. The Board noted that it received a favorable compliance report from the Trust's Chief Compliance Officer (CCO) as to Dreman.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolios by Dreman and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Dreman under the new subadvisory agreements should equal the quality of similar services provided by the existing subadvisers under the existing subadvisory agreements.

PERFORMANCE OF THE PORTFOLIOS. With respect to the Large Cap Value Portfolio, the Board received and considered information about the Portfolio's historical performance, noting that for the one-year period ending December 31, 2004, the Portfolio's returns outperformed the Peer Group, as well as the appropriate benchmark, but underperformed the same for the three-year and five-year time periods ending December 31, 2004. The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data. The Board noted that H&W assumed responsibility for managing the Portfolio's assets in May 2004 and that, as a result, the Portfolio's underperformance over three- and five-year periods was not attributable to H&W.

With respect to the Small Cap Value Portfolio, the Board noted that for the one-year, three-year and five-year time periods ending December 31, 2004, the Portfolio's returns underperformed the Peer Group, as well as the appropriate benchmarks. The Board noted that the existing subadvisers assumed responsibility for managing the Portfolio's assets in November 2004 and that, as a result, the Portfolio's underperformance over three- and five-year periods was not attributable to the existing subadvisers.

The Board received and considered information regarding the performance of other investment companies managed by Dreman utilizing an investment style and strategy similar to that proposed for the Portfolios, noting that Dreman had generally outperformed the various benchmarks over the same time period.

INVESTMENT SUBADVISORY FEE RATE. The Board considered the proposed subadvisory fee rate payable by PI to Dreman under the proposed new subadvisory agreement, which called for a fee rate of 0.30% of average daily net assets to $250 million; 0.25% of average daily net assets from $250 million to$500 million; and 0.20% of average daily net assets over $500 million. The Board also considered, among other things, the fee rates payable to Dreman by other funds for which Dreman serves as subadviser. As a result of the above considerations, the Board concluded that Dreman's proposed subadvisory fee rate under the new subadvisory agreements was reasonable.

SUBADVISER'S PROFITABILITY. Because the engagement of Dreman is new, there is no historical profitability with regard to its arrangements with the Portfolios. As a result, the Board did not consider this factor. The Board noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by each Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by PI. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

ECONOMIES OF SCALE. The Board considered information about the potential of PI and Dreman to experience economies of scale as each Portfolio grows in size.

The Board noted that PI's advisory fee rate and Dreman's proposed subadvisory fee rate each contained breakpoints, and, accordingly, each reflected the potential for shareholders to share in potential economies of scale as each Portfolio grows.

OTHER BENEFITS TO THE SUBADVISER OR ITS AFFILIATES FROM SERVING AS SUBADVISER

The Board considered potential "fall-out" or ancillary benefits anticipated to be received by Dreman and its affiliates as a result of Dreman's relationship with the Portfolios. The Board concluded that any potential benefits to be derived by Dreman included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

AST SMALL CAP VALUE PORTFOLIO
-----------------------------

At its June 2005 meeting, the Board approved Salomon Brothers Asset Management, Inc. (Salomon Brothers) as an additional subadviser for the AST Small Cap Value Portfolio, to join the Portfolio's existing subadvisers (Integrity Asset Management, Lee Munder Investments, Ltd. and J.P. Morgan Investment Management Inc.). Thereafter, Salomon Brothers' corporate parent, Citigroup, Inc., announced that it had entered into an agreement for Legg Mason to acquire substantially all of Citigroup's worldwide asset management business during the fourth quarter of 2005. As part of this transaction, Salomon Brothers would become an indirect wholly owned subsidiary of Legg Mason.

Under the Investment Company Act of 1940 (the "1940 Act"), the change in corporate ownership of Salomon Brothers is treated as a "change in control" resulting in an "assignment" of Salomon Brothers' subadvisory agreement. Pursuant to the 1940 Act and the terms of the subadvisory agreement, the subadvisory agreement approved by the Board in June 2005 would terminate when Legg Mason completed its acquisition of Salomon Brothers. Consequently, at its September 2005 meeting, the Board approved a new subadvisory agreement with Salomon Brothers, to become effective upon the completion of the Legg Mason acquisition of Salomon Brothers. The new subadvisory agreement was identical in all material respects to the agreement approved by the Board in June 2005.

The Board noted that in approving the new subadvisory agreement with Salomon Brothers, it considered that the various factors and conclusions it reached when the existing subadvisory agreement was approved earlier in the year remained materially unchanged. The Board further noted that in advance of the meeting, it had received materials and information from PI and Salomon Brothers indicating that no changes in the code of ethics, compliance policies, procedures, operation or management of Salomon Brothers was contemplated by Legg Mason. The Board was also provided with a description of Legg Mason. Before approving the new agreement, the Board also received an in-person presentation from representatives of Salomon Brothers.

Set out below are the material factors considered and conclusions reached by the Board at its June 2005 meeting in approving the new subadvisory agreement with Salomon Brothers:

NATURE, QUALITY AND EXTENT OF SERVICES. The Board received and considered information regarding the nature and extent of services provided to the Portfolio by the existing subadvisers under the current subadvisory agreements and those that would be provided to the Portfolio by Salomon Brothers under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that Salomon Brothers and the existing subadvisers were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of Salomon Brothers' portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to Salomon Brothers' organizational structure, senior management, investment operations, and other relevant information pertaining to Salomon Brothers. The Board noted that it received a favorable compliance reports from the Portfolio's Chief Compliance Officer (CCO) as to Salomon Brothers.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by Salomon Brothers and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Salomon Brothers under the new subadvisory agreements should equal the quality of similar services provided by the existing subadvisers under the existing subadvisory agreements.

PERFORMANCE OF PORTFOLIO. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the fourth quartile over a one-year period ending December 31, 2004, performance that was in the third quartile over a three-year period ending December 31, 2004, and performance that was in the fourth quartile over a five-year period ending December 31, 2004 in relation to the Peer Group. While expressing the view that the Portfolio's performance had been disappointing, the Board noted that PI had taken steps to address the performance issues by replacing the previous subadviser and that the Fund's performance was not attributable to the existing subadvisers, each of which had only served as subadvisers to the Portfolio since November, 2004. In light of this, the Board concluded that it was reasonable to allow the subadvisers to create a performance record against which they should be evaluated, to approve the continuance of the management and subadvisory agreements and to continue to monitor the situation.

The Board received and considered information regarding the performance of other investment companies managed by Salomon Brothers utilizing an investment style and strategy similar to that proposed for the Portfolio, noting that Salomon Brothers had generally outperformed the various benchmarks over various periods.

INVESTMENT SUBADVISORY FEE RATE. The Board considered the proposed subadvisory fee rate of 0.40% payable by the Manager to Salomon Brothers under the proposed new subadvisory agreement, including among other things, the fee rate payable to Salomon Brothers by any other funds with investment objective similar to that of the Portfolio. As a result of the above considerations, the Board concluded that Salomon Brothers' proposed subadvisory fee rate under the new subadvisory agreement was reasonable.

SUBADVISER'S PROFITABILITY. Because the engagement of Salomon Brothers is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by the Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by the Manager. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

ECONOMIES OF SCALE. The Board noted that the proposed subadvisory fee schedule for the Portfolio does not contain breakpoints that reduce the fee rate on assets above specified levels. However, in light of the size of the Portfolio's assets to be managed by Salomon Brothers, the Board concluded that the absence of breakpoints in the Portfolio's fee schedule is acceptable at this time. In addition, the Board noted that the subadvisory fee rate does not impact the fees paid by shareholders, since subadvisory fees are paid by the Manager out of its management fee.

OTHER BENEFITS TO THE SUBADVISER OR ITS AFFILIATES FROM SERVING AS SUBADVISER. The Board considered potential "fall-out" or ancillary benefits anticipated to be received by Salomon Brothers and its affiliates as a result of Salomon Brothers' relationship with the Portfolio. The Board concluded that any potential benefits to be derived by Salomon Brothers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

                  This page has been intentionally left blank.

                                                              ------------------
                                                              Presorted Standard
American Skandia Life                                             US POSTAGE
Assurance Corporation                                               PAID
Tower One Corporate Drive                                        LOUISVILLE KY
Shelton, CT 06484                                                 PERMIT 1051
                                                              ------------------

        The 2005 Audited Financial Statements of American Skandia Life Assurance Corporation will be available commencing April 30, 2006. You may call (888)-778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

        Annuities contain, fees, surrender charges, and terms for keeping it in force. Your licensed financial professional can provide you with costs and complete details. Annuities are issued by American Skandia Life Assurance Corporation ("American Skandia") and distributed by American Skandia Marketing Incorporated, member SIPC.

        American Skandia is solely responsible for its respective financial conditions and contractual obligations. Guarantees are based on the claims-paying ability of the issuing company. Both companies are located at One Corporate Drive, P.O. Box 883, Shelton, CT 06484. All are Prudential Financial companies.

B1 AST

Item 2 - Code of Ethics -- See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-802-6469, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 - Audit Committee Financial Expert -

The registrant's Board has determined that Mr. John A. Pileski, member of the Board's Audit Committee is an "audit committee financial expert," and that he is "independent," for purposes of this Item.

Item 4 - Principal Accountant Fees and Services -

(a) Audit Fees
    ----------

         For the fiscal years ended December 31, 2005 and December 31, 2004, KPMG LLP ("KPMG"), the Registrant's principal accountant, billed the Registrant $650,700 and $598,600, respectively, for professional services rendered for the audit of the Registrant's annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees
    ------------------

         None.

(c) Tax Fees
    --------

         None.

(d) All Other Fees
    --------------

         None.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
       ----------------------------------------------------

                           THE PRUDENTIAL MUTUAL FUNDS

                             AUDIT COMMITTEE POLICY
                                       ON

        PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS
        ----------------------------------------------------------------

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund's independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

   o a review of the nature of the professional services expected to be provided,
   o a review of the safeguards put into place by the accounting firm to safeguard independence, and
   o  periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE FUNDS

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund's independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor's independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under "Audit Services", "Audit-related Services", and "Tax Services" are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

AUDIT SERVICES

The following categories of audit services are considered to be consistent with the role of the Fund's independent accountants:

   o  Annual Fund financial statement audits

   o  Seed audits (related to new product filings, as required)
   o  SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants:

   o  Accounting consultations
   o  Fund merger support services
   o  Agreed Upon Procedure Reports
   o  Attestation Reports
   o  Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund's independent accountants:

   o Tax compliance services related to the filing or amendment of the following:
      o  Federal, state and local income tax compliance; and,
      o  Sales and use tax compliance
   o  Timely RIC qualification reviews
   o  Tax distribution analysis and planning
   o  Tax authority examination services
   o  Tax appeals support services
   o  Accounting methods studies
   o  Fund merger support services
   o  Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

OTHER NON-AUDIT SERVICES

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

PROSCRIBED SERVICES

The Fund's independent accountants will not render services in the following categories of non-audit services:

   o Bookkeeping or other services related to the accounting records or financial statements of the Fund
   o  Financial information systems design and implementation
   o Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
   o  Actuarial services
   o  Internal audit outsourcing services
   o  Management functions or human resources
   o  Broker or dealer, investment adviser, or investment banking services
   o  Legal services and expert services unrelated to the audit
   o Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE PRUDENTIAL FUND COMPLEX

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds.
-----------------------------------------------------------------------
Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund's independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by
       ------------------------------------------------------------------------
       the audit committee -
       -------------------

       Not applicable.

(f) Percentage of hours expended attributable to work performed by other than
    -------------------------------------------------------------------------
    full time employees of principal accountant if greater than 50%.
    ----------------------------------------------------------------

         Not applicable.

(g) Non-Audit Fees
    --------------

         Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2005 and 2004 was $51,000 and $33,500, respectively.

(h) Principal Accountants Independence
    ----------------------------------

         Not applicable as KPMG has not provided non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 - Audit Committee of Listed Registrants - Not applicable.

Item 6 - Schedule of Investments - The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not applicable.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not applicable.

Item 10 - Submission of Matters to a Vote of Security Holders - Not applicable.

Item 11 - Controls and Procedures

         (a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

         (b) There has been no significant change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits

         (a) (1) Code of Ethics - Attached hereto as Exhibit EX-99.CODE-ETH

             (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley
                 Act - Attached hereto as Exhibit EX-99.CERT.

             (3) Any written solicitation to purchase securities under Rule
                 23c-1. - Not applicable.

         (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act - Attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   American Skandia Trust
            -------------------------

By (Signature and Title)*   /s/Jonathan D. Shain
                         -------------------------------------------------------
                                     Jonathan D. Shain
                                     Assistant Secretary

Date           February 27, 2006
    ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/David R. Odenath
                         -------------------------------------------------------
                                     David R. Odenath
                                     President and Principal Executive Officer

Date           February 27, 2006
    ----------------------------

By (Signature and Title)*   /s/Grace C. Torres
                         -------------------------------------------------------
                                     Grace C. Torres
                                     Treasurer and Principal Financial Officer

Date           February 27, 2006
    ----------------------------

* Print the name and title of each signing officer under his or her signature.